UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2014 through October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Specialty Funds

October 31, 2015

JPMorgan Opportunistic Equity Long/Short Fund

JPMorgan Research Equity Long/Short Fund

JPMorgan Research Market Neutral Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

George C.W. Gatch

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	1

J.P. Morgan Specialty Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index dropped 3.9%, and equity markets in the Europe and Japan also fell. The sell-off also led to declines in emerging market currencies.

However, most equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index posted its largest monthly gain since April 2013 and leading European indexes had their best monthly performance since 2009. While emerging market equities did participate in the October rebound, persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	11.06%
Standard & Poor’s 500 Index	5.20%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 10/31/2015 (In Thousands)	$147,457

INVESTMENT OBJECTIVE**

The JPMorgan Opportunistic Equity Long/Short Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended October 31, 2015. Overall, the Fund’s long positions and its short positions both contributed to performance relative to the Benchmark. Leading sector contributors to the Fund’s relative performance included long positions in the consumer staples and information technology sectors. Leading sector detractors from the Fund’s relative performance included its long positions in the health care and consumer discretionary sectors.

Leading individual contributors to relative performance included the Fund’s long positions Fiserv Inc., Mobileye NV and Reynolds American Inc. Shares of Fiserv, a provider of financial services technology, rose after the company raised its earnings forecast. Shares of Mobileye, a provider of technology for camera-assisted driving systems that was not held in the Benchmark, rose on a deepening partnership with General Motors Corp. Shares of Reynolds American, a tobacco company, rose on strong growth in revenue and earnings and the sale of $5 billion in assets to Japan Tobacco Inc.

Leading individual detractors from relative performance included the Fund’s long positions in Marriott International Inc., Jarden Corp. and Dollar Tree Inc. Shares of Marriott, a hotel and vacation property company, fell on overall weakness in the lodging industry. Shares of Jarden, a consumer products company, declined as the company made multiple large acquisitions over a short period. Shares of Dollar Tree, a discount retail chain, declined on investor concerns about its acquisition of Family Dollar and pressure from large retail chains.

HOW WAS THE FUND POSITIONED?

During the twelve months ended October 31, 2015, the Fund invested at least 80% of its assets under management in long and short positions in equity securities, selecting from a universe of equity securities with market capitalizations similar to those included in the Russell 1000 and/or S&P 500 Index. The Fund’s manager sought to achieve lower volatility than the Benchmark through a disciplined research process, security selection and risk management. For the twelve month reporting period, the Fund’s average gross exposure was 106% and its average net exposure was 45%.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Opportunistic Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	8.8%
2.	Reynolds American, Inc.	6.6
3.	Raytheon Co.	6.1
4.	Thermo Fisher Scientific, Inc.	4.3
5.	Fiserv, Inc.	4.1
6.	Signet Jewelers Ltd.	2.8
7.	Jarden Corp.	2.7
8.	United Rentals, Inc.	2.6
9.	Charter Communications, Inc., Class A	2.6
10.	Gaming and Leisure Properties, Inc.	2.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	SPDR S&P 500 ETF Trust	22.3%
2.	Powershares QQQ Trust	10.1
3.	Whole Foods Market, Inc.	3.3
4.	Coty, Inc., Class A	3.1
5.	Air Products & Chemicals, Inc.	2.6
6.	Parker-Hannifin Corp.	2.0
7.	Cummins, Inc.	1.7
8.	Juniper Networks, Inc.	1.2
9.	Target Corp.	1.2
10.	Scripps Networks Interactive, Inc., Class A	1.2

LONG PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	27.2%
Industrials	12.3
Consumer Staples	10.4
Information Technology	8.7
Health Care	4.3
Materials	3.9
Financials	2.5
Others (each less than 1.0%)	0.0	(a)
Short-Term Investment	30.7

SHORT PORTFOLIO COMPOSITION BY SECTOR****
Exchange Traded Funds	32.3%
Financials	15.0
Industrials	11.1
Consumer Discretionary	9.4
Consumer Staples	8.8
Materials	5.9
Information Technology	5.4
Health Care	5.1
Energy	3.7
Utilities	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.1%.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 29, 2014
Without Sales Charge		10.74	13.73
With Sales Charge*		4.95	8.62
CLASS C SHARES	August 29, 2014
Without CDSC		10.25	13.17
With CDSC**		9.25	13.17
CLASS R2 SHARES	August 29, 2014	10.49	13.45
CLASS R5 SHARES	August 29, 2014	11.31	14.28
CLASS R6 SHARES	August 29, 2014	11.37	14.34
SELECT CLASS SHARES	August 29, 2014	11.06	14.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/29/14 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 29, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Opportunistic Equity Long/Short Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Long/Short Equity Funds Index from August 29, 2014 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	-3.21%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%
Standard & Poor’s 500 Index	5.20%

Net Assets as of 10/31/2015 (In Thousands)	$101,220

INVESTMENT OBJECTIVE**

The JPMorgan Research Equity Long/Short Fund (the “Fund”) seeks to provide long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) and the Standard & Poor’s 500 Index for the twelve months ended October 31, 2015. The Fund held a wider range of asset classes than the Benchmark, which led to the Fund’s relative underperformance.

Leading detractors from the Fund’s absolute return included its security selection in the industrial cyclical sector and the pharmaceutical & health care sectors. The Fund’s security selection in the retail sector and the software & hardware sector was a leading positive contributor to absolute performance.

Leading individual detractors from absolute performance included the Fund’s short position in Netflix Inc. and its long positions in Canadian Pacific Railway Ltd. and Union Pacific Corp. Shares of Netflix, an Internet television network, rose on continued overseas expansion and solid quarterly revenue and earnings. Shares of Canadian Pacific and Union Pacific, both railway operators, fell on declining volume amid weakness in commodities prices, particularly for oil and coal.

Leading individual contributors to absolute performance included the Fund’s long positions in Avago Technologies Ltd., Facebook Inc. and Lowe’s Cos. Shares of Avago, a maker of analog semiconductors, rose increased demand for its products for mobile devices. Shares of Facebook, an Internet social media provider, rose on continued growth of advertising revenue. Shares of Lowe’s, a home improvement retail chain, rose on continued strength in the U.S. housing sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct a portfolio of long and short positions, researching companies in an attempt to determine their underlying value and potential for future earnings growth. Based on this research, the portfolio managers ranked stocks in the U.S. large-cap universe into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and looked to the bottom two quintiles for potential short positions in stocks that they believed were overvalued. The Fund’s portfolio managers attempted to limit the Fund’s overall market risk, holding long and short positions across a broad array of sectors. For the twelve month reporting period, the Fund’s average long exposure was 101% and its average short exposure was -67%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
Lowe’s Cos., Inc.	3.1%
AvalonBay Communities, Inc.	2.9
Avago Technologies Ltd. (Singapore)	2.8
Humana, Inc.	2.8
Facebook, Inc., Class A	2.3
Alphabet, Inc., Class C	2.2
Union Pacific Corp.	2.1
Lam Research Corp.	1.8
Honeywell International, Inc.	1.8
Amazon.com, Inc.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Verizon Communications, Inc.	3.1%
2.	Duke Energy Corp.	2.7
3.	Intel Corp.	2.6
4.	General Electric Co.	2.2
5.	Kraft Heinz Co. (The)	1.6
6.	Brown-Forman Corp., Class B	1.5
7.	Amgen, Inc.	1.5
8.	Air Products & Chemicals, Inc.	1.4
9.	W.R. Berkley Corp.	1.4
10.	Rockwell Automation, Inc.	1.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Consumer Discretionary	18.0%
Information Technology	18.0
Financials	14.1
Health Care	12.5
Industrials	9.3
Consumer Staples	7.3
Utilities	4.2
Materials	3.4
Others (each less than 1.0%)	1.6
Short-Term Investment	11.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Consumer Discretionary	17.9%
Financials	15.7
Industrials	14.5
Information Technology	14.0
Health Care	10.3
Consumer Staples	9.7
Utilities	5.5
Materials	5.3
Energy	3.6
Telecommunication Services	3.5

*	Percentages indicated are based on total long investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	7

JPMorgan Research Equity Long/Short Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 28, 2010
Without Sales Charge		(3.21)	2.31	2.64
With Sales Charge*		(8.28)	1.22	1.62
CLASS C SHARES	May 28, 2010
Without CDSC		(3.71)	1.79	2.12
With CDSC**		(4.71)	1.79	2.12
CLASS R5 SHARES	May 28, 2010	(2.74)	2.77	3.10
SELECT CLASS SHARES	May 28, 2010	(2.94)	2.56	2.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/28/10 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 28, 2010.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Research Equity Long/Short Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the Lipper Alternative Long/Short Equity Funds Index from May 28, 2010 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Alternative Long/Short Equity Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-3.17%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 10/31/2015 (In Thousands)	$657,029

INVESTMENT OBJECTIVE**

The JPMorgan Research Market Neutral Fund (the “Fund”) seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection in the industrial cyclical and pharmaceutical & health care sectors was a leading detractor from performance relative to the Benchmark, while security selection in the retail sector and the software & hardware sector was a leading positive contributor to relative performance returns for the reporting period.

Leading individual detractors from relative performance included the Fund’s short position in Netflix.com Inc. and its long positions in Valeant Pharmaceuticals International Inc. and Canadian Pacific Railway Ltd. Shares of Netflix, an Internet television network, rose on continued overseas expansion and solid quarterly revenue and earnings. Shares of Valeant, a manufacture of drugs and medical devices, declined amid questions about revenue accounting in its dealings with a specialist pharmacy Philidor RX Services. Shares of Canadian Pacific, a railway operator, fell on declining volume amid weakness in commodities prices, particularly in oil and coal shipments.

Leading individual contributors to the Fund’s relative performance included its long position in Avago Technologies Inc. and its short positions in Seagate Technology PLC and Wal-Mart Stores Inc. Shares of Avago, a maker of analog semiconductors, rose amid increased demand for its products for mobile devices. Shares of Seagate Technology, a provider of data storage products, fell amid lower-than-expected demand for the company’s hard drive products. Shares of Wal-Mart, the world’s largest discount retail chain, declined on flat earnings growth, increasing competition and troubled relations with both suppliers and employees.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers aimed to construct a portfolio of long and short positions with a low correlation to traditional investments such as stocks and bonds. The Fund’s portfolio managers used fundamental research to estimate companies’ long-term earnings forecasts, ranking approximately 600 large and mid cap stocks into five quintiles. The Fund’s portfolio managers looked to the top two quintiles for potential long positions in stocks that they believed were undervalued and the bottom two quintiles for potential short positions in stocks that they believed were overvalued.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	9

JPMorgan Research Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Lowe’s Cos., Inc.	2.5%
2.	Avago Technologies Ltd., (Singapore)	2.5
3.	Humana, Inc.	2.3
4.	Union Pacific Corp.	2.1
5.	AvalonBay Communities, Inc.	2.0
6.	Facebook, Inc., Class A	1.9
7.	Lam Research Corp.	1.8
8.	Honeywell International, Inc.	1.8
9.	ACE Ltd., (Switzerland)	1.7
10.	Accenture plc, Class A (Ireland)	1.7

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Verizon Communications, Inc.	2.7%
2.	Intel Corp.	2.4
3.	Johnson & Johnson	2.2
4.	Duke Energy Corp.	1.9
5.	Medtronic plc (Ireland)	1.7
6.	Mattel, Inc.	1.7
7.	International Business Machines Corp.	1.7
8.	Merck & Co., Inc.	1.6
9.	General Electric Co.	1.6
10.	Kraft Heinz Co. (The)	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	15.0%
Consumer Discretionary	14.2
Financials	12.2
Health Care	10.2
Industrials	9.4
Consumer Staples	6.4
Utilities	4.1
Materials	3.5
Energy	1.0
Others (each less than 1.0%)	0.4
Short-Term Investments	23.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Consumer Discretionary	18.2%
Financials	16.8
Information Technology	16.0
Health Care	12.9
Industrials	11.5
Consumer Staples	10.2
Utilities	4.7
Materials	4.1
Telecommunication Services	3.0
Energy	2.6

*	Percentages indicated are based on total long investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
Without Sales Charge		(3.59)	(0.90)	1.86
With Sales Charge*		(8.65)	(1.96)	1.31
CLASS C SHARES	November 2, 2009
Without CDSC		(4.12)	(1.39)	1.36
With CDSC**		(5.12)	(1.39)	1.36
INSTITUTIONAL CLASS SHARES	December 31, 1998	(3.17)	(0.40)	2.37
SELECT CLASS SHARES	November 2, 2009	(3.34)	(0.65)	2.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (10/31/05 to 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Research Market Neutral Fund, BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and Lipper Alternative Equity Market Neutral Funds Average from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative

Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Equity Market Neutral Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	11

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 96.6% (j)
Common Stocks — 66.9%
	Consumer Discretionary — 26.3%
	Hotels, Restaurants & Leisure — 4.4%
84	Hilton Worldwide Holdings, Inc.	2,092
27	Marriott International, Inc., Class A	2,098
46	Penn National Gaming, Inc. (a)	828
15	Royal Caribbean Cruises Ltd.	1,478

		6,496

	Household Durables — 11.1%
86	Jarden Corp. (a)	3,863
64	Mohawk Industries, Inc. (a)	12,517

		16,380

	Internet & Catalog Retail — 1.2%
3	Amazon.com, Inc. (a)	1,849

	Media — 6.9%
19	Charter Communications, Inc., Class A (a)	3,692
53	DISH Network Corp., Class A (a)	3,325
388	Sirius XM Holdings, Inc. (a)	1,584
8	Time Warner Cable, Inc.	1,560

		10,161

	Specialty Retail — 2.7%
26	Signet Jewelers Ltd.	3,925

	Total Consumer Discretionary	38,811

	Consumer Staples — 10.0%
	Beverages — 3.6%
9	Anheuser-Busch InBev N.V., (Belgium), ADR	1,072
14	Brown-Forman Corp., Class B	1,478
67	Coca-Cola Co. (The)	2,823

		5,373

	Tobacco — 6.4%
194	Reynolds American, Inc.	9,396

	Total Consumer Staples	14,769

	Financials — 2.5%
	Real Estate Investment Trusts (REITs) — 2.5%
125	Gaming and Leisure Properties, Inc.	3,637

	Health Care — 4.1%
	Life Sciences Tools & Services — 4.1%
47	Thermo Fisher Scientific, Inc.	6,097

	Industrials — 11.9%
	Aerospace & Defense — 7.9%
28	Honeywell International, Inc.	2,913
74	Raytheon Co.	8,707

		11,620

	Industrial Conglomerates — 1.5%
73	General Electric Co.	2,125

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.5%
50	United Rentals, Inc. (a)	3,736

	Total Industrials	17,481

	Information Technology — 8.4%
	Internet Software & Services — 2.1%
4	Alphabet, Inc., Class A (a)	3,114

	IT Services — 6.3%
7	Alliance Data Systems Corp. (a)	2,142
61	Fiserv, Inc. (a)	5,840
17	Visa, Inc., Class A	1,295

		9,277

	Total Information Technology	12,391

	Materials — 3.7%
	Chemicals — 1.9%
24	Ecolab, Inc.	2,875

	Containers & Packaging — 1.8%
54	Sealed Air Corp.	2,630

	Total Materials	5,505

	Total Common Stocks (Cost $91,813)	98,691

NUMBER OF CONTRACTS
Option Purchased — 0.0% (g)
	Call Option Purchased — 0.0% (g)
737	Coca-Cola Co. (The), Expiring 01/20/17 at 50.00 USD, American Style (a) (Cost $34)	29

SHARES
Short-Term Investment — 29.7%
	Investment Company — 29.7%
43,791	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $43,791)	43,791

	Total Investments — 96.6% (Cost $135,638)	142,511
	Other Assets in Excess of Liabilities — 3.4%	4,946

	NET ASSETS — 100.0%	$147,457

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — 19.0%
Common Stocks — 12.9%
	Consumer Discretionary — 1.8%
	Auto Components — 0.3%
1	Autoliv, Inc., (Sweden)	173
2	BorgWarner, Inc.	80
1	Lear Corp.	186

		439

	Hotels, Restaurants & Leisure — 0.1%
3	Darden Restaurants, Inc.	209

	Leisure Products — 0.1%
8	Mattel, Inc.	198

	Media — 0.7%
1	AMC Networks, Inc., Class A (a)	81
6	Discovery Communications, Inc., Class A (a)	171
9	Interpublic Group of Cos., Inc. (The)	210
2	Omnicom Group, Inc.	169
5	Scripps Networks Interactive, Inc., Class A	326

		957

	Multiline Retail — 0.4%
5	Kohl’s Corp.	220
4	Target Corp.	332

		552

	Specialty Retail — 0.2%
5	Bed Bath & Beyond, Inc. (a)	281

	Total Consumer Discretionary	2,636

	Consumer Staples — 1.7%
	Food & Staples Retailing — 0.9%
4	Sysco Corp.	164
4	Wal-Mart Stores, Inc.	254
31	Whole Foods Market, Inc.	914

		1,332

	Food Products — 0.2%
3	General Mills, Inc.	168
2	Kellogg Co.	110

		278

	Personal Products — 0.6%
30	Coty, Inc., Class A	873

	Total Consumer Staples	2,483

	Energy — 0.7%
	Energy Equipment & Services — 0.3%
11	Ensco plc, (United Kingdom), Class A	178
4	FMC Technologies, Inc. (a)	127
3	Helmerich & Payne, Inc.	188

		493

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 0.4%
4	Enbridge, Inc., (Canada)	155
2	Hess Corp.	88
4	ONEOK, Inc.	145
4	QEP Resources, Inc.	66
3	Spectra Energy Corp.	97

		551

	Total Energy	1,044

	Financials — 2.9%
	Banks — 0.7%
9	Associated Banc-Corp.	180
8	Citizens Financial Group, Inc.	189
14	First Horizon National Corp.	193
12	People’s United Financial, Inc.	198
2	PNC Financial Services Group, Inc. (The)	163
4	U.S. Bancorp	152

		1,075

	Capital Markets — 0.1%
2	Franklin Resources, Inc.	92

	Consumer Finance — 0.1%
2	American Express Co.	154

	Diversified Financial Services — 0.1%
2	CME Group, Inc.	166

	Insurance — 1.1%
2	Aon plc, (United Kingdom)	158
3	Arch Capital Group Ltd., (Bermuda) (a)	193
2	Assurant, Inc.	179
3	Hartford Financial Services Group, Inc. (The)	160
3	Principal Financial Group, Inc.	166
8	Progressive Corp. (The)	266
4	Torchmark Corp.	211
4	W.R. Berkley Corp.	223

		1,556

	Real Estate Investment Trusts (REITs) — 0.8%
2	Camden Property Trust	168
3	Digital Realty Trust, Inc.	188
1	Federal Realty Investment Trust	173
10	Host Hotels & Resorts, Inc.	172
6	UDR, Inc.	215
2	Ventas, Inc.	113
2	Welltower, Inc.	148

		1,177

	Total Financials	4,220

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	13

JPMorgan Opportunistic Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Health Care — 1.0%
	Biotechnology — 0.4%
3	Alkermes plc, (Ireland) (a)	219
1	Amgen, Inc.	178
3	Isis Pharmaceuticals, Inc. (a)	151

		548

	Health Care Equipment & Supplies — 0.3%
1	Baxter International, Inc.	50
2	Medtronic plc, (Ireland)	153
2	St. Jude Medical, Inc.	154

		357

	Health Care Providers & Services — 0.2%
2	AmerisourceBergen Corp.	161
2	Cardinal Health, Inc.	180

		341

	Pharmaceuticals — 0.1%
3	Merck & Co., Inc.	174

	Total Health Care	1,420

	Industrials — 2.1%
	Airlines — 0.2%
4	American Airlines Group, Inc.	181
4	Southwest Airlines Co.	192

		373

	Electrical Equipment — 0.3%
4	Emerson Electric Co.	167
2	Rockwell Automation, Inc.	210

		377

	Machinery — 1.5%
5	Cummins, Inc.	490
2	Deere & Co.	139
3	Donaldson Co., Inc.	98
2	Dover Corp.	151
2	Illinois Tool Works, Inc.	168
17	Joy Global, Inc.	297
5	Parker-Hannifin Corp.	554
5	Pentair plc, (United Kingdom)	282

		2,179

	Trading Companies & Distributors — 0.1%
5	Fastenal Co.	180

	Total Industrials	3,109

	Information Technology — 1.0%
	Communications Equipment — 0.3%
6	Cisco Systems, Inc.	161
11	Juniper Networks, Inc.	338

		499

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.2%
1	International Business Machines Corp.	131
6	VeriFone Systems, Inc. (a)	171

		302

	Semiconductors & Semiconductor Equipment — 0.3%
4	Linear Technology Corp.	173
11	Micron Technology, Inc. (a)	175
3	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	71

		419

	Software — 0.1%
3	salesforce.com, Inc. (a)	197

	Technology Hardware, Storage & Peripherals — 0.1%
2	Seagate Technology plc	93

	Total Information Technology	1,510

	Materials — 1.1%
	Chemicals — 0.7%
5	Air Products & Chemicals, Inc.	732
7	Potash Corp. of Saskatchewan, Inc., (Canada)	135
3	Westlake Chemical Corp.	175

		1,042

	Containers & Packaging — 0.4%
3	AptarGroup, Inc.	229
4	Bemis Co., Inc.	169
4	Sonoco Products Co.	165

		563

	Metals & Mining — 0.0% (g)
3	Freeport-McMoRan, Inc.	39

	Total Materials	1,644

	Utilities — 0.6%
	Electric Utilities — 0.2%
3	Duke Energy Corp.	205
3	Southern Co. (The)	154

		359

	Multi-Utilities — 0.2%
3	Consolidated Edison, Inc.	166
3	SCANA Corp.	182

		348

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Water Utilities — 0.2%
8	Aqua America, Inc.	220

	Total Utilities	927

	Total Common Stocks (Proceeds $19,033)	18,993

Exchange Traded Funds — 6.1%
	U.S. Equity — 6.1%
25	Powershares QQQ Trust	2,831
30	SPDR S&P 500 ETF Trust	6,247

	Total Exchange-Traded Funds (Proceeds $8,590)	9,078

	Total Securities Sold Short (Proceeds $27,623)	$28,071

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	15

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.6% (j)
Common Stocks — 88.0%
		Consumer Discretionary — 18.0%
		Hotels, Restaurants & Leisure — 3.4%
10		Carnival Corp.	565
1		Chipotle Mexican Grill, Inc. (a)	390
20		Hilton Worldwide Holdings, Inc.	505
14		Royal Caribbean Cruises Ltd.	1,385
9		Starbucks Corp.	557

			3,402

		Household Durables — 2.3%
31		D.R. Horton, Inc.	922
27		PulteGroup, Inc.	496
26		Toll Brothers, Inc. (a)	933

			2,351

		Internet & Catalog Retail — 1.8%
3		Amazon.com, Inc. (a)	1,826

		Media — 5.2%
19		CBS Corp. (Non-Voting), Class B	872
1		Charter Communications, Inc., Class A (a)	249
16		DISH Network Corp., Class A (a)	1,036
175		Sirius XM Holdings, Inc. (a)	715
2		Time Warner Cable, Inc.	422
14		Time Warner, Inc.	1,077
29		Twenty-First Century Fox, Inc., Class B	889

			5,260

		Multiline Retail — 0.2%
3		Dollar General Corp.	205

		Specialty Retail — 4.4%
–	(h)	AutoZone, Inc. (a)	161
13		Best Buy Co., Inc.	455
43		Lowe’s Cos., Inc.	3,176
14		Ross Stores, Inc.	700

			4,492

		Textiles, Apparel & Luxury Goods — 0.7%
5		NIKE, Inc., Class B	649

		Total Consumer Discretionary	18,185

		Consumer Staples — 7.2%
		Beverages — 2.7%
1		Boston Beer Co., Inc. (The), Class A (a)	324
4		Constellation Brands, Inc., Class A	500
4		Dr. Pepper Snapple Group, Inc.	396
10		Molson Coors Brewing Co., Class B	923
5		PepsiCo, Inc.	557

			2,700

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.6%
8	Costco Wholesale Corp.	1,188
12	Kroger Co. (The)	472

		1,660

	Food Products — 1.7%
2	JM Smucker Co. (The)	181
18	Mondelez International, Inc., Class A	848
11	Post Holdings, Inc. (a)	684

		1,713

	Household Products — 0.6%
2	Colgate-Palmolive Co.	152
3	Kimberly-Clark Corp.	416

		568

	Personal Products — 0.3%
4	Estee Lauder Cos., Inc. (The), Class A	339

	Tobacco — 0.3%
4	Philip Morris International, Inc.	348

	Total Consumer Staples	7,328

	Energy — 0.9%
	Oil, Gas & Consumable Fuels — 0.9%
17	Columbia Pipeline Group, Inc.	343
2	Concho Resources, Inc. (a)	251
5	EQT Corp.	332

	Total Energy	926

	Financials — 14.0%
	Banks — 2.8%
91	Bank of America Corp.	1,520
5	Comerica, Inc.	206
5	Prosperity Bancshares, Inc.	262
4	SVB Financial Group (a)	511
7	Wells Fargo & Co.	396

		2,895

	Capital Markets — 2.2%
3	Ameriprise Financial, Inc.	340
12	Bank of New York Mellon Corp. (The)	496
19	Charles Schwab Corp. (The)	577
26	Morgan Stanley	846

		2,259

	Consumer Finance — 0.7%
16	Ally Financial, Inc. (a)	323
2	Capital One Financial Corp.	159
5	Santander Consumer USA Holdings, Inc. (a)	91
3	Synchrony Financial (a)	97

		670

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued

	Diversified Financial Services — 0.5%
2	Intercontinental Exchange, Inc.	567

	Insurance — 3.8%
15	ACE Ltd., (Switzerland)	1,697
6	American International Group, Inc.	359
10	Arthur J. Gallagher & Co.	417
9	MetLife, Inc.	439
11	Prudential Financial, Inc.	915

		3,827

	Real Estate Investment Trusts (REITs) — 4.0%
17	AvalonBay Communities, Inc.	2,921
12	Kimco Realty Corp.	314
3	Simon Property Group, Inc.	531
2	SL Green Realty Corp.	245

		4,011

	Total Financials	14,229

	Health Care — 12.5%
	Biotechnology — 3.3%
4	Alexion Pharmaceuticals, Inc. (a)	680
1	Biogen, Inc. (a)	212
2	BioMarin Pharmaceutical, Inc. (a)	266
7	Celgene Corp. (a)	858
5	Gilead Sciences, Inc.	522
2	Incyte Corp. (a)	220
5	Vertex Pharmaceuticals, Inc. (a)	609

		3,367

	Health Care Equipment & Supplies — 1.0%
53	Boston Scientific Corp. (a)	962

	Health Care Providers & Services — 5.2%
14	Aetna, Inc.	1,605
4	Cigna Corp.	529
16	Humana, Inc.	2,802
3	UnitedHealth Group, Inc.	329

		5,265

	Life Sciences Tools & Services — 0.3%
2	Illumina, Inc. (a)	297

	Pharmaceuticals — 2.7%
2	Allergan plc (a)	636
9	Bristol-Myers Squibb Co.	587
14	Eli Lilly & Co.	1,170
4	Valeant Pharmaceuticals International, Inc. (a)	382

		2,775

	Total Health Care	12,666

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 9.2%
	Aerospace & Defense — 3.3%
18	Honeywell International, Inc.	1,846
3	Northrop Grumman Corp.	644
3	Raytheon Co.	312
6	United Technologies Corp.	553

		3,355

	Airlines — 1.2%
7	Delta Air Lines, Inc.	331
16	United Continental Holdings, Inc. (a)	937

		1,268

	Building Products — 0.3%
9	Masco Corp.	265

	Commercial Services & Supplies — 0.5%
12	Republic Services, Inc.	526

	Construction & Engineering — 0.1%
3	Fluor Corp.	156

	Electrical Equipment — 0.2%
3	Eaton Corp. plc	160

	Machinery — 0.5%
9	PACCAR, Inc.	473

	Professional Services — 0.3%
3	Equifax, Inc.	280

	Road & Rail — 2.8%
5	Canadian Pacific Railway Ltd., (Canada)	718
24	Union Pacific Corp.	2,164

		2,882

	Total Industrials	9,365

	Information Technology — 17.9%
	Electronic Equipment, Instruments & Components — 0.2%
2	TE Connectivity Ltd., (Switzerland)	154

	Internet Software & Services — 4.4%
3	Alphabet, Inc., Class C (a)	2,194
22	Facebook, Inc., Class A (a)	2,288

		4,482

	IT Services — 4.3%
16	Accenture plc, (Ireland), Class A	1,737
9	Cognizant Technology Solutions Corp., Class A (a)	639
13	Fidelity National Information Services, Inc.	969
2	Global Payments, Inc.	255
7	MasterCard, Inc., Class A	688
2	Vantiv, Inc., Class A (a)	101

		4,389

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	17

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 6.7%
23	Avago Technologies Ltd., (Singapore)	2,809
14	Broadcom Corp., Class A	703
10	Freescale Semiconductor Ltd. (a)	335
24	Lam Research Corp.	1,850
13	Marvell Technology Group Ltd., (Bermuda)	104
13	NXP Semiconductors N.V., (Netherlands) (a)	1,001

		6,802

	Software — 1.1%
6	Adobe Systems, Inc. (a)	576
11	Microsoft Corp.	556

		1,132

	Technology Hardware, Storage & Peripherals — 1.2%
10	Apple, Inc.	1,154

	Total Information Technology	18,113

	Materials — 3.4%
	Chemicals — 0.5%
5	Eastman Chemical Co.	379
4	Mosaic Co. (The)	147

		526

	Construction Materials — 1.7%
4	Martin Marietta Materials, Inc.	653
11	Vulcan Materials Co.	1,026

		1,679

	Containers & Packaging — 1.1%
12	Crown Holdings, Inc. (a)	644
4	Sealed Air Corp.	188
5	WestRock Co.	270

		1,102

	Metals & Mining — 0.1%
9	United States Steel Corp.	108

	Total Materials	3,415

	Telecommunication Services — 0.7%
	Wireless Telecommunication Services — 0.7%
18	T-Mobile USA, Inc. (a)	680

	Utilities — 4.2%
	Electric Utilities — 3.4%
19	Edison International	1,170
4	NextEra Energy, Inc.	431
23	PPL Corp.	785
29	Xcel Energy, Inc.	1,016

		3,402

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.1%
1	AGL Resources, Inc.	92

	Multi-Utilities — 0.4%
13	CMS Energy Corp.	453

	Water Utilities — 0.3%
5	American Water Works Co., Inc.	270

	Total Utilities	4,217

	Total Common Stocks (Cost $72,703)	89,124

Short-Term Investment — 11.6%
	Investment Company —11.6%
11,718	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $11,718)	11,718

	Total Investments — 99.6% (Cost $84,421)	100,842
	Other Assets in Excess of Liabilities — 0.4%	378

	NET ASSETS — 100.0%	$101,220

Short Positions — 57.0%
Common Stocks — 57.0%
	Consumer Discretionary — 10.2%
	Auto Components — 0.9%
5	Autoliv, Inc., (Sweden)	593
7	BorgWarner, Inc.	293

		886

	Automobiles — 0.3%
13	Ford Motor Co.	192
3	General Motors Co.	119

		311

	Hotels, Restaurants & Leisure — 1.7%
2	Choice Hotels International, Inc.	127
8	Darden Restaurants, Inc.	475
8	Hyatt Hotels Corp., Class A (a)	403
2	Marriott International, Inc., Class A	153
3	McDonald’s Corp.	287
3	Yum! Brands, Inc.	245

		1,690

	Household Durables — 0.2%
5	Garmin Ltd., (Switzerland)	167

	Internet & Catalog Retail — 0.5%
44	Groupon, Inc. (a)	164
3	Netflix, Inc. (a)	303
1	Shutterfly, Inc. (a)	52

		519

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Leisure Products — 1.0%
3	Hasbro, Inc.	254
30	Mattel, Inc.	748

		1,002

	Media — 3.7%
6	AMC Networks, Inc., Class A (a)	438
4	Cinemark Holdings, Inc.	156
14	Discovery Communications, Inc., Class A (a)	405
29	Interpublic Group of Cos., Inc. (The)	670
23	News Corp., Class A	347
8	Omnicom Group, Inc.	623
5	Regal Entertainment Group, Class A	104
7	Scripps Networks Interactive, Inc., Class A	431
3	Viacom, Inc., Class B	152
4	Walt Disney Co. (The)	479

		3,805

	Multiline Retail — 1.0%
7	Dollar Tree, Inc. (a)	491
11	Kohl’s Corp.	520

		1,011

	Specialty Retail — 0.8%
6	Abercrombie & Fitch Co., Class A	135
12	Bed Bath & Beyond, Inc. (a)	692

		827

	Textiles, Apparel & Luxury Goods — 0.1%
1	Under Armour, Inc., Class A (a)	102

	Total Consumer Discretionary	10,320

	Consumer Staples — 5.5%
	Beverages — 0.9%
8	Brown-Forman Corp., Class B	882

	Food & Staples Retailing — 1.5%
15	Sysco Corp.	613
5	Wal-Mart Stores, Inc.	280
21	Whole Foods Market, Inc.	630

		1,523

	Food Products — 2.7%
3	Campbell Soup Co.	154
13	General Mills, Inc.	741
1	Hershey Co. (The)	81
11	Kellogg Co.	810
12	Kraft Heinz Co. (The)	950

		2,736

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.4%
5	Church & Dwight Co., Inc.	458

	Total Consumer Staples	5,599

	Energy — 2.1%
	Energy Equipment & Services — 0.9%
6	FMC Technologies, Inc. (a)	193
5	Halliburton Co.	184
4	Tenaris S.A., (Luxembourg), ADR	101
40	Weatherford International plc, (Switzerland) (a)	405

		883

	Oil, Gas & Consumable Fuels — 1.2%
3	ConocoPhillips	135
3	Enbridge, Inc., (Canada)	134
3	Hess Corp.	184
4	Kinder Morgan, Inc.	101
3	ONEOK, Inc.	91
5	QEP Resources, Inc.	83
16	Spectra Energy Corp.	463

		1,191

	Total Energy	2,074

	Financials — 8.9%
	Banks — 1.7%
14	Citizens Financial Group, Inc.	345
7	First Niagara Financial Group, Inc.	73
6	FirstMerit Corp.	117
8	People’s United Financial, Inc.	126
3	PNC Financial Services Group, Inc. (The)	303
7	U.S. Bancorp	294
9	UMB Financial Corp.	437

		1,695

	Capital Markets — 0.9%
17	Franklin Resources, Inc.	695
2	T. Rowe Price Group, Inc.	184

		879

	Consumer Finance — 0.2%
3	American Express Co.	193

	Diversified Financial Services — 0.1%
2	CME Group, Inc.	161

	Insurance — 2.7%
7	Aflac, Inc.	431
1	Allstate Corp. (The)	82
3	Aon plc, (United Kingdom)	305
2	Arch Capital Group Ltd., (Bermuda) (a)	186
5	Axis Capital Holdings Ltd., (Bermuda)	246
12	Genworth Financial, Inc., Class A (a)	55

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	19

JPMorgan Research Equity Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Insurance — continued
9	Progressive Corp. (The)	314
3	Torchmark Corp.	156
2	Travelers Cos., Inc. (The)	203
15	W.R. Berkley Corp.	823

		2,801

	Real Estate Investment Trusts (REITs) — 3.3%
4	Crown Castle International Corp.	327
4	Digital Realty Trust, Inc.	326
1	Federal Realty Investment Trust	159
5	Healthcare Trust of America, Inc., Class A	123
57	Medical Properties Trust, Inc.	639
9	Tanger Factory Outlet Centers, Inc.	312
14	Ventas, Inc.	748
7	Welltower, Inc.	431
9	Weyerhaeuser Co.	257

		3,322

	Total Financials	9,051

	Health Care — 5.9%
	Biotechnology — 1.4%
3	Alkermes plc, (Ireland) (a)	248
5	Amgen, Inc.	842
7	Isis Pharmaceuticals, Inc. (a)	335

		1,425

	Health Care Equipment & Supplies — 2.0%
9	Baxter International, Inc.	340
4	Becton, Dickinson and Co.	503
1	C.R. Bard, Inc.	201
10	Medtronic plc, (Ireland)	707
4	St. Jude Medical, Inc.	227

		1,978

	Health Care Providers & Services — 0.7%
4	AmerisourceBergen Corp.	369
1	DaVita HealthCare Partners, Inc. (a)	60
1	HCA Holdings, Inc. (a)	102
1	Laboratory Corp. of America Holdings (a)	132
1	Quest Diagnostics, Inc.	66

		729

	Pharmaceuticals — 1.8%
10	AbbVie, Inc.	598
7	Johnson & Johnson	675
9	Merck & Co., Inc.	500

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
1	Mylan N.V. (a)	54

		1,827

	Total Health Care	5,959

	Industrials — 8.3%
	Aerospace & Defense — 0.5%
3	Boeing Co. (The)	492

	Airlines — 0.2%
5	American Airlines Group, Inc.	214

	Commercial Services & Supplies — 0.9%
22	ADT Corp. (The)	739
5	Tyco International plc	198

		937

	Electrical Equipment — 0.8%
8	Rockwell Automation, Inc.	820

	Industrial Conglomerates — 1.7%
3	3M Co.	443
45	General Electric Co.	1,295

		1,738

	Machinery — 1.7%
4	Caterpillar, Inc.	270
7	Deere & Co.	534
9	Donaldson Co., Inc.	281
6	Illinois Tool Works, Inc.	568

		1,653

	Professional Services — 0.1%
3	Nielsen Holdings plc	124

	Road & Rail — 1.2%
30	Heartland Express, Inc.	559
9	Knight Transportation, Inc.	237
14	Werner Enterprises, Inc.	377

		1,173

	Trading Companies & Distributors — 1.2%
4	Air Lease Corp.	149
20	Fastenal Co.	774
1	W.W. Grainger, Inc.	302

		1,225

	Total Industrials	8,376

	Information Technology — 8.0%
	Communications Equipment — 0.5%
16	Cisco Systems, Inc.	458

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Internet Software & Services — 0.8%
25	eBay, Inc. (a)	708
6	GrubHub, Inc. (a)	141

		849

	IT Services — 1.1%
1	Automatic Data Processing, Inc.	98
5	International Business Machines Corp.	763
7	VeriFone Systems, Inc. (a)	200

		1,061

	Semiconductors & Semiconductor Equipment — 4.6%
3	Altera Corp.	166
38	Applied Materials, Inc.	630
8	Atmel Corp.	59
45	Intel Corp.	1,513
15	Linear Technology Corp.	663
3	Microchip Technology, Inc.	142
10	Micron Technology, Inc. (a)	158
18	NVIDIA Corp.	506
27	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	583
4	Texas Instruments, Inc.	240

		4,660

	Software — 0.8%
1	Intuit, Inc.	135
9	Oracle Corp.	354
4	SAP SE, (Germany), ADR	308

		797

	Technology Hardware, Storage & Peripherals — 0.2%
1	SanDisk Corp.	64
5	Seagate Technology plc	185

		249

	Total Information Technology	8,074

	Materials — 3.0%
	Chemicals — 1.9%
6	Air Products & Chemicals, Inc.	834
2	FMC Corp.	86
8	LyondellBasell Industries N.V., Class A	749
4	Westlake Chemical Corp.	245

		1,914

	Containers & Packaging — 0.5%
2	Ball Corp.	128
4	Greif, Inc., Class A	118

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — continued
3	Owens-Illinois, Inc. (a)	60
1	Packaging Corp. of America	77
3	Sonoco Products Co.	133

		516

	Metals & Mining — 0.4%
38	Freeport-McMoRan, Inc.	447

	Paper & Forest Products — 0.2%
2	Domtar Corp., (Canada)	73
3	International Paper Co.	122

		195

	Total Materials	3,072

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 2.0%
6	AT&T, Inc.	199
39	Verizon Communications, Inc.	1,806

	Total Telecommunication Services	2,005

	Utilities — 3.1%
	Electric Utilities — 2.0%
21	Duke Energy Corp.	1,529
10	Southern Co. (The)	473

		2,002

	Multi-Utilities — 1.0%
6	Consolidated Edison, Inc.	369
3	Dominion Resources, Inc.	202
8	SCANA Corp.	482

		1,053

	Water Utilities — 0.1%
4	Aqua America, Inc.	103

	Total Utilities	3,158

	Total Securities Sold Short (Proceeds $59,293)	$57,688

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	21

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.4% (j)
Common Stocks — 76.0%
	Consumer Discretionary — 14.1%
	Hotels, Restaurants & Leisure — 3.0%
55	Carnival Corp.	2,964
3	Chipotle Mexican Grill, Inc. (a)	2,108
136	Hilton Worldwide Holdings, Inc.	3,386
80	Royal Caribbean Cruises Ltd.	7,901
54	Starbucks Corp.	3,382

		19,741

	Household Durables — 1.7%
150	D.R. Horton, Inc.	4,425
121	PulteGroup, Inc.	2,212
124	Toll Brothers, Inc. (a)	4,469

		11,106

	Internet & Catalog Retail — 1.2%
12	Amazon.com, Inc. (a)	7,512

	Media — 4.0%
104	CBS Corp. (Non-Voting), Class B	4,845
10	Charter Communications, Inc., Class A (a)	1,923
64	DISH Network Corp., Class A (a)	4,047
1,152	Sirius XM Holdings, Inc. (a)	4,700
15	Time Warner Cable, Inc.	2,918
59	Time Warner, Inc.	4,448
117	Twenty-First Century Fox, Inc., Class B	3,628

		26,509

	Multiline Retail — 0.2%
20	Dollar General Corp.	1,328

	Specialty Retail — 3.5%
1	AutoZone, Inc. (a)	1,020
67	Best Buy Co., Inc.	2,361
221	Lowe’s Cos., Inc.	16,317
69	Ross Stores, Inc.	3,470

		23,168

	Textiles, Apparel & Luxury Goods — 0.5%
27	NIKE, Inc., Class B	3,472

	Total Consumer Discretionary	92,836

	Consumer Staples — 6.4%
	Beverages — 2.4%
8	Boston Beer Co., Inc. (The), Class A (a)	1,779
21	Constellation Brands, Inc., Class A	2,868
25	Dr. Pepper Snapple Group, Inc.	2,244
70	Molson Coors Brewing Co., Class B	6,123
24	PepsiCo, Inc.	2,436

		15,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.5%
44	Costco Wholesale Corp.	7,028
76	Kroger Co. (The)	2,889

		9,917

	Food Products — 1.5%
10	JM Smucker Co. (The)	1,186
113	Mondelez International, Inc., Class A	5,234
57	Post Holdings, Inc. (a)	3,689

		10,109

	Household Products — 0.4%
22	Kimberly-Clark Corp.	2,682

	Personal Products — 0.2%
16	Estee Lauder Cos., Inc. (The), Class A	1,279

	Tobacco — 0.4%
26	Philip Morris International, Inc.	2,281

	Total Consumer Staples	41,718

	Energy — 1.0%
	Oil, Gas & Consumable Fuels — 1.0%
96	Columbia Pipeline Group, Inc.	2,001
15	Concho Resources, Inc. (a)	1,715
8	EOG Resources, Inc.	652
33	EQT Corp.	2,163

	Total Energy	6,531

	Financials — 12.1%
	Banks — 2.7%
551	Bank of America Corp.	9,245
31	Comerica, Inc.	1,340
33	Prosperity Bancshares, Inc.	1,711
27	SVB Financial Group (a)	3,342
39	Wells Fargo & Co.	2,105

		17,743

	Capital Markets — 2.0%
14	Ameriprise Financial, Inc.	1,650
79	Bank of New York Mellon Corp. (The)	3,270
82	Charles Schwab Corp. (The)	2,492
166	Morgan Stanley	5,481

		12,893

	Consumer Finance — 0.6%
91	Ally Financial, Inc. (a)	1,822
13	Capital One Financial Corp.	1,041
35	Santander Consumer USA Holdings, Inc. (a)	630
21	Synchrony Financial (a)	637

		4,130

	Diversified Financial Services — 0.5%
12	Intercontinental Exchange, Inc.	3,095

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Insurance — 3.5%
97	ACE Ltd., (Switzerland)	10,958
38	American International Group, Inc.	2,410
56	Arthur J. Gallagher & Co.	2,471
57	MetLife, Inc.	2,891
54	Prudential Financial, Inc.	4,422

		23,152

	Real Estate Investment Trusts (REITs) — 2.8%
74	AvalonBay Communities, Inc.	12,973
65	Kimco Realty Corp.	1,740
12	Simon Property Group, Inc.	2,317
14	SL Green Realty Corp.	1,649

		18,679

	Total Financials	79,692

	Health Care — 10.1%
	Biotechnology — 3.4%
14	Alexion Pharmaceuticals, Inc. (a)	2,542
5	Biogen, Inc. (a)	1,394
15	BioMarin Pharmaceutical, Inc. (a)	1,779
51	Celgene Corp. (a)	6,266
34	Gilead Sciences, Inc.	3,622
12	Incyte Corp. (a)	1,422
40	Vertex Pharmaceuticals, Inc. (a)	4,940

		21,965

	Health Care Providers & Services — 4.1%
73	Aetna, Inc.	8,366
20	Cigna Corp.	2,649
82	Humana, Inc.	14,732
10	UnitedHealth Group, Inc.	1,175

		26,922

	Life Sciences Tools & Services — 0.3%
15	Illumina, Inc. (a)	2,121

	Pharmaceuticals — 2.3%
11	Allergan plc (a)	3,296
43	Bristol-Myers Squibb Co.	2,814
81	Eli Lilly & Co.	6,583
29	Valeant Pharmaceuticals International, Inc. (a)	2,672

		15,365

	Total Health Care	66,373

	Industrials — 9.4%
	Aerospace & Defense — 3.2%
113	Honeywell International, Inc.	11,643
22	Northrop Grumman Corp.	4,149

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
17	Raytheon Co.	2,031
31	United Technologies Corp.	3,090

		20,913

	Airlines — 1.3%
43	Delta Air Lines, Inc.	2,192
108	United Continental Holdings, Inc. (a)	6,495

		8,687

	Building Products — 0.1%
31	Masco Corp.	894

	Commercial Services & Supplies — 0.7%
103	Republic Services, Inc.	4,495

	Construction & Engineering — 0.2%
21	Fluor Corp.	1,009

	Electrical Equipment — 0.2%
19	Eaton Corp. plc	1,045

	Machinery — 0.4%
52	PACCAR, Inc.	2,747

	Professional Services — 0.2%
10	Equifax, Inc.	1,034

	Road & Rail — 3.1%
48	Canadian Pacific Railway Ltd., (Canada)	6,698
156	Union Pacific Corp.	13,962

		20,660

	Total Industrials	61,484

	Information Technology — 14.9%
	Electronic Equipment, Instruments & Components — 0.3%
26	TE Connectivity Ltd., (Switzerland)	1,695

	Internet Software & Services — 3.2%
12	Alphabet, Inc., Class C (a)	8,419
125	Facebook, Inc., Class A (a)	12,705

		21,124

	IT Services — 3.8%
101	Accenture plc, (Ireland), Class A	10,878
55	Cognizant Technology Solutions Corp., Class A (a)	3,757
65	Fidelity National Information Services, Inc.	4,757
12	Global Payments, Inc.	1,652
31	MasterCard, Inc., Class A	3,059
13	Vantiv, Inc., Class A (a)	658

		24,761

	Semiconductors & Semiconductor Equipment — 6.0%
132	Avago Technologies Ltd., (Singapore)	16,200
88	Broadcom Corp., Class A	4,507

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	23

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — continued
Common Stocks — continued
	Semiconductors & Semiconductor Equipment —continued
49	Freescale Semiconductor Ltd. (a)	1,635
154	Lam Research Corp.	11,781
82	Marvell Technology Group Ltd., (Bermuda)	676
63	NXP Semiconductors N.V., (Netherlands) (a)	4,925

		39,724

	Software — 1.0%
39	Adobe Systems, Inc. (a)	3,471
52	Microsoft Corp.	2,760

		6,231

	Technology Hardware, Storage & Peripherals — 0.6%
35	Apple, Inc.	4,149

	Total Information Technology	97,684

	Materials — 3.5%
	Chemicals — 0.5%
37	Eastman Chemical Co.	2,663
29	Mosaic Co. (The)	963

		3,626

	Construction Materials — 1.7%
28	Martin Marietta Materials, Inc.	4,308
71	Vulcan Materials Co.	6,876

		11,184

	Containers & Packaging — 1.2%
80	Crown Holdings, Inc. (a)	4,234
35	Sealed Air Corp.	1,715
32	WestRock Co.	1,720

		7,669

	Metals & Mining — 0.1%
60	United States Steel Corp.	704

	Total Materials	23,183

	Telecommunication Services — 0.4%
	Wireless Telecommunication Services — 0.4%
76	T-Mobile USA, Inc. (a)	2,898

	Utilities — 4.1%
	Electric Utilities — 3.3%
123	Edison International	7,446
26	NextEra Energy, Inc.	2,635
151	PPL Corp.	5,198
187	Xcel Energy, Inc.	6,679

		21,958

	Gas Utilities — 0.1%
11	AGL Resources, Inc.	662

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.4%
74	CMS Energy Corp.	2,656

	Water Utilities — 0.3%
31	American Water Works Co., Inc.	1,755

	Total Utilities	27,031

	Total Common Stocks (Cost $406,689)	499,430

Short-Term Investments — 23.4%
	Investment Company — 23.2%
152,755	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l)	152,755

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
1,125	U.S. Treasury Bill, 0.191%, 04/28/16 (k) (n)	1,123

	Total Short-Term Investments (Cost $153,879)	153,878

	Total Investments — 99.4% (Cost $560,568)	653,308
	Other Assets in Excess of Liabilities — 0.6%	3,721

	NET ASSETS — 100.0%	$657,029

SHARES
Short Positions — 74.4%
Common Stocks — 74.4%
	Consumer Discretionary — 13.6%
	Auto Components — 1.2%
40	Autoliv, Inc., (Sweden)	4,808
50	BorgWarner, Inc.	2,132
27	Johnson Controls, Inc.	1,238

		8,178

	Automobiles — 0.4%
85	Ford Motor Co.	1,265
37	General Motors Co.	1,303

		2,568

	Hotels, Restaurants & Leisure — 2.4%
40	Choice Hotels International, Inc.	2,083
59	Darden Restaurants, Inc.	3,662
69	Hyatt Hotels Corp., Class A (a)	3,477
27	Marriott International, Inc., Class A	2,039
27	McDonald’s Corp.	3,013
21	Yum! Brands, Inc.	1,488

		15,762

	Household Durables — 0.2%
30	Garmin Ltd., (Switzerland)	1,071

	Internet & Catalog Retail — 0.8%
470	Groupon, Inc. (a)	1,743

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Internet & Catalog Retail —continued
33	Netflix, Inc. (a)	3,525
8	Shutterfly, Inc. (a)	338

		5,606

	Leisure Products — 1.5%
18	Hasbro, Inc.	1,360
339	Mattel, Inc.	8,334

		9,694

	Media — 4.4%
45	AMC Networks, Inc., Class A (a)	3,313
29	Cinemark Holdings, Inc.	1,028
1	Clear Channel Outdoor Holdings, Inc., Class A (a)	10
119	Discovery Communications, Inc., Class A (a)	3,514
243	Interpublic Group of Cos., Inc. (The)	5,562
219	News Corp., Class A	3,368
58	Omnicom Group, Inc.	4,359
35	Regal Entertainment Group, Class A	682
53	Scripps Networks Interactive, Inc., Class A	3,206
19	Viacom, Inc., Class B	917
25	Walt Disney Co. (The)	2,832

		28,791

	Multiline Retail — 1.5%
57	Dollar Tree, Inc. (a)	3,720
112	Kohl’s Corp.	5,152
21	Macy’s, Inc.	1,091

		9,963

	Specialty Retail — 1.0%
109	Bed Bath & Beyond, Inc. (a)	6,479

	Textiles, Apparel & Luxury Goods — 0.2%
11	Under Armour, Inc., Class A (a)	1,008

	Total Consumer Discretionary	89,120

	Consumer Staples — 7.6%
	Beverages — 0.9%
53	Brown-Forman Corp., Class B	5,636

	Food & Staples Retailing — 2.9%
43	CVS Health Corp.	4,279
128	Sysco Corp.	5,300
88	Wal-Mart Stores, Inc.	5,061
158	Whole Foods Market, Inc.	4,745

		19,385

	Food Products — 3.1%
20	Campbell Soup Co.	1,016

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
82	General Mills, Inc.	4,788
7	Hershey Co. (The)	585
88	Kellogg Co.	6,221
96	Kraft Heinz Co. (The)	7,507

		20,117

	Household Products — 0.7%
54	Church & Dwight Co., Inc.	4,616

	Total Consumer Staples	49,754

	Energy — 1.9%
	Energy Equipment & Services — 0.7%
34	FMC Technologies, Inc. (a)	1,144
35	Halliburton Co.	1,359
19	Tenaris S.A., (Luxembourg), ADR	484
189	Weatherford International plc, (Switzerland) (a)	1,937

		4,924

	Oil, Gas & Consumable Fuels — 1.2%
30	ConocoPhillips	1,618
20	Enbridge, Inc., (Canada)	862
12	Hess Corp.	669
24	Kinder Morgan, Inc.	665
18	ONEOK, Inc.	607
66	QEP Resources, Inc.	1,027
88	Spectra Energy Corp.	2,521

		7,969

	Total Energy	12,893

	Financials — 12.5%
	Banks — 3.7%
70	Associated Banc-Corp.	1,359
31	Bank of Hawaii Corp.	1,997
158	Citizens Financial Group, Inc.	3,839
60	First Niagara Financial Group, Inc.	624
124	FirstMerit Corp.	2,321
120	People’s United Financial, Inc.	1,909
41	PNC Financial Services Group, Inc. (The)	3,690
124	U.S. Bancorp	5,251
63	UMB Financial Corp.	3,107

		24,097

	Capital Markets — 1.5%
54	Federated Investors, Inc., Class B	1,666
129	Franklin Resources, Inc.	5,262
41	T. Rowe Price Group, Inc.	3,138

		10,066

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	25

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Consumer Finance — 0.2%
17	American Express Co.	1,275

	Diversified Financial Services — 0.1%
11	CME Group, Inc.	1,058

	Insurance — 3.7%
48	Aflac, Inc.	3,043
9	Allstate Corp. (The)	560
44	Aon plc, (United Kingdom)	4,150
25	Arch Capital Group Ltd., (Bermuda) (a)	1,891
41	Axis Capital Holdings Ltd., (Bermuda)	2,225
78	Genworth Financial, Inc., Class A (a)	366
105	Progressive Corp. (The)	3,493
32	Torchmark Corp.	1,882
7	Travelers Cos., Inc. (The)	790
102	W.R. Berkley Corp.	5,705

		24,105

	Real Estate Investment Trusts (REITs) — 3.3%
35	Crown Castle International Corp.	2,986
29	Digital Realty Trust, Inc.	2,174
8	Federal Realty Investment Trust	1,076
50	Healthcare Trust of America, Inc., Class A	1,323
274	Medical Properties Trust, Inc.	3,099
52	Tanger Factory Outlet Centers, Inc.	1,800
93	Ventas, Inc.	4,991
42	Welltower, Inc.	2,746
54	Weyerhaeuser Co.	1,596

		21,791

	Total Financials	82,392

	Health Care — 9.6%
	Biotechnology — 1.5%
18	Alkermes plc, (Ireland) (a)	1,305
38	Amgen, Inc.	6,027
56	Isis Pharmaceuticals, Inc. (a)	2,696

		10,028

	Health Care Equipment & Supplies — 3.3%
161	Baxter International, Inc.	6,019
23	Becton, Dickinson and Co.	3,335
7	C.R. Bard, Inc.	1,342
116	Medtronic plc, (Ireland)	8,550
29	St. Jude Medical, Inc.	1,818
8	Zimmer Biomet Holdings, Inc.	826

		21,890

	Health Care Providers & Services — 1.0%
26	AmerisourceBergen Corp.	2,509

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
15	DaVita HealthCare Partners, Inc. (a)	1,135
13	HCA Holdings, Inc. (a)	894
6	Laboratory Corp. of America Holdings (a)	786
6	Quest Diagnostics, Inc.	394
8	Tenet Healthcare Corp. (a)	254
3	Universal Health Services, Inc., Class B	342

		6,314

	Pharmaceuticals — 3.8%
94	AbbVie, Inc.	5,614
107	Johnson & Johnson	10,854
143	Merck & Co., Inc.	7,829
8	Mylan N.V. (a)	366

		24,663

	Total Health Care	62,895

	Industrials — 8.6%
	Aerospace & Defense — 0.5%
21	Boeing Co. (The)	3,077

	Airlines — 0.3%
45	American Airlines Group, Inc.	2,075

	Commercial Services & Supplies — 1.0%
149	ADT Corp. (The)	4,935
36	Tyco International plc	1,308

		6,243

	Electrical Equipment — 0.9%
51	Rockwell Automation, Inc.	5,532

	Industrial Conglomerates — 1.6%
19	3M Co.	2,971
268	General Electric Co.	7,751

		10,722

	Machinery — 1.5%
26	Caterpillar, Inc.	1,869
43	Deere & Co.	3,362
52	Donaldson Co., Inc.	1,555
35	Illinois Tool Works, Inc.	3,214

		10,000

	Professional Services — 0.1%
19	Nielsen Holdings plc	912

	Road & Rail — 1.4%
274	Heartland Express, Inc.	5,160
71	Knight Transportation, Inc.	1,801
86	Werner Enterprises, Inc.	2,283

		9,244

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — continued
Common Stocks — continued
	Trading Companies & Distributors — 1.3%
29	Air Lease Corp.	981
145	Fastenal Co.	5,680
9	W.W. Grainger, Inc.	1,932

		8,593

	Total Industrials	56,398

	Information Technology — 11.9%
	Communications Equipment — 0.9%
190	Cisco Systems, Inc.	5,489

	Internet Software & Services — 1.4%
250	eBay, Inc. (a)	6,981
27	GrubHub, Inc. (a)	645
5	LinkedIn Corp., Class A (a)	1,108
22	Twitter, Inc. (a)	626

		9,360

	IT Services — 1.7%
11	Automatic Data Processing, Inc.	966
58	International Business Machines Corp.	8,175
74	VeriFone Systems, Inc. (a)	2,223

		11,364

	Semiconductors & Semiconductor Equipment — 5.9%
27	Altera Corp.	1,395
207	Applied Materials, Inc.	3,470
51	Atmel Corp.	389
351	Intel Corp.	11,882
134	Linear Technology Corp.	5,951
22	Maxim Integrated Products, Inc.	885
20	Microchip Technology, Inc.	951
120	Micron Technology, Inc. (a)	1,991
136	NVIDIA Corp.	3,857
286	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	6,281
12	Texas Instruments, Inc.	686
20	Xilinx, Inc.	948

		38,686

	Software — 1.6%
9	Intuit, Inc.	867
115	Oracle Corp.	4,483
66	SAP SE, (Germany), ADR	5,223

		10,573

	Technology Hardware, Storage & Peripherals — 0.4%
9	SanDisk Corp.	696
54	Seagate Technology plc	2,058

		2,754

	Total Information Technology	78,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 3.0%
	Chemicals — 1.7%
27	Air Products & Chemicals, Inc.	3,683
14	FMC Corp.	580
58	LyondellBasell Industries N.V., Class A	5,408
27	Westlake Chemical Corp.	1,639

		11,310

	Containers & Packaging — 0.7%
18	Ball Corp.	1,199
22	Greif, Inc., Class A	721
53	Owens-Illinois, Inc. (a)	1,138
7	Packaging Corp. of America	472
19	Sonoco Products Co.	816

		4,346

	Metals & Mining — 0.4%
38	Alcoa, Inc.	342
225	Freeport-McMoRan, Inc.	2,647

		2,989

	Paper & Forest Products — 0.2%
10	Domtar Corp., (Canada)	404
19	International Paper Co.	794

		1,198

	Total Materials	19,843

	Telecommunication Services — 2.2%
	Diversified Telecommunication Services — 2.2%
39	AT&T, Inc.	1,314
286	Verizon Communications, Inc.	13,410

	Total Telecommunication Services	14,724

	Utilities — 3.5%
	Electric Utilities — 2.0%
128	Duke Energy Corp.	9,156
22	Exelon Corp.	603
77	Southern Co. (The)	3,473

		13,232

	Multi-Utilities — 1.4%
30	Consolidated Edison, Inc.	1,972
55	Dominion Resources, Inc.	3,935
51	SCANA Corp.	3,019

		8,926

	Water Utilities — 0.1%
24	Aqua America, Inc.	689

	Total Utilities	22,847

	Total Securities Sold Short (Proceeds $497,140)	$489,092

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	27

JPMorgan Research Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(112)	E-mini S&P 500	12/18/15	USD	$(11,613)	$(41)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depositary Receipts
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2015.
(n)	— The rate shown is the effective yield at the date of purchase.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands, except per share amounts)

	Opportunistic Equity Long/Short Fund		Research Equity Long/ Short Fund	Research Market Neutral Fund
ASSETS:
Investments in non-affiliates, at value	$98,720		$89,124	$500,553
Investments in affiliates, at value	43,791		11,718	152,755

Total investment securities, at value	142,511		100,842	653,308
Cash	3		12	128
Deposits at broker for securities sold short	26,824		59,555	497,623
Receivables:
Investment securities sold	7,014		4,287	30,307
Fund shares sold	5,399		55	930
Dividends from non-affiliates	63		47	260
Dividends from affiliates	3		1	11
Variation margin on futures contracts	—		—	52

Total Assets	181,817		164,799	1,182,619

LIABILITIES:
Payables:
Securities sold short, at value	28,071		57,688	489,092
Dividend expense to non-affiliates on securities sold short	20		72	587
Investment securities purchased	6,048		5,499	34,610
Interest expense to non-affiliates on securities sold short	3		1	50
Fund shares redeemed	—		152	468
Accrued liabilities:
Investment advisory fees	103		43	340
Administration fees	1		—	—
Distribution fees	5		9	29
Shareholder servicing fees	27		19	114
Custodian and accounting fees	15		15	49
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Other	67		81	251

Total Liabilities	34,360		63,579	525,590

Net Assets	$147,457		$101,220	$657,029

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

	Opportunistic Equity Long/Short Fund	Research Equity Long/ Short Fund	Research Market Neutral Fund
NET ASSETS:
Paid-in-Capital	$141,595	$92,479	$677,287
Accumulated undistributed (distributions in excess of) net investment income	— (c)	(2,028)	(11,213)
Accumulated net realized gains (losses)	(563)	(7,257)	(109,792)
Net unrealized appreciation (depreciation)	6,425	18,026	100,747

Total Net Assets	$147,457	$101,220	$657,029

Net Assets:
Class A	$30,480	$41,096	$62,910
Class C	823	1,140	23,790
Class R2	21	—	—
Class R5	21	204	—
Class R6	21	—	—
Institutional Class	—	—	232,339
Select Class	116,091	58,780	337,990

Total	$147,457	$101,220	$657,029

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,754	2,535	4,415
Class C	48	73	1,761
Class R2	1	—	—
Class R5	1	12	—
Class R6	1	—	—
Institutional Class	—	—	15,501
Select Class	6,664	3,576	22,901

Net Asset Value (a):
Class A — Redemption price per share	$17.37	$16.21	$14.25
Class C — Offering price per share (b)	17.27	15.75	13.51
Class R2 — Offering and redemption price per share	17.32	—	—
Class R5 — Offering and redemption price per share	17.47	16.63	—
Class R6 — Offering and redemption price per share	17.48	—	—
Institutional Class — Offering and redemption price per share	—	—	14.99
Select Class — Offering and redemption price per share	17.42	16.44	14.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$18.33	$17.11	$15.04

Cost of investments in non-affiliates	$91,847	$72,703	$407,813
Cost of investments in affiliates	43,791	11,718	152,755
Proceeds from securities sold short	27,623	59,293	497,140

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund		Research Equity Long/Short Fund	Research Market Neutral Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$327		$2,242	$10,984
Dividend income from affiliates	8		2	61

Total investment income	335		2,244	11,045

EXPENSES:
Investment advisory fees	593		1,535	8,173
Administration fees	39		104	570
Distribution fees:
Class A	5		137	181
Class B (a)	—		—	2
Class C	2		7	117
Class R2	—	(b)	—	—
Shareholder servicing fees:
Class A	5		137	181
Class B (a)	—		—	— (b)
Class C	1		2	39
Class R2	—	(b)	—	—
Class R5	—	(b)	— (b)	—
Institutional Class	—		—	255
Select Class	114		178	879
Custodian and accounting fees	51		51	87
Interest expense to affiliates	—	(b)	—	9
Professional fees	89		60	71
Trustees’ and Chief Compliance Officer’s fees	—	(b)	1	6
Printing and mailing costs	19		16	60
Registration and filing fees	14		67	115
Transfer agent fees	6		7	21
Sub-transfer agent fees (See Note 2.G)	1		59	128
Offering costs	115		—	—
Other	10		6	41
Dividend expense to non-affiliates on securities sold short	259		2,195	14,242
Interest expense to non-affiliates on securities sold short	16		147	636

Total expenses	1,339		4,709	25,813

Less fees waived	(236)		(374)	(2,976)
Less expense reimbursements	(22)		— (b)	(42)

Net expenses	1,081		4,335	22,795

Net investment income (loss)	(746)		(2,091)	(11,750)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	46		11,632	93,981
Futures	124		—	193
Securities sold short	66		(15,277)	(113,660)

Net realized gain (loss)	236		(3,645)	(19,486)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,593		(9,296)	(78,666)
Futures	—		—	177
Securities sold short	(448)		11,218	86,781

Change in net unrealized appreciation/depreciation	6,145		1,922	8,292

Net realized/unrealized gains (losses)	6,381		(1,723)	(11,194)

Change in net assets resulting from operations	$5,635		$(3,814)	$(22,944)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund			Research Equity Long/Short Fund
	Year Ended October 31, 2015		Period Ended October 31, 2014 (a)	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(746)		$(16)	$(2,091)	$(1,993)
Net realized gain (loss)	236		(13)	(3,645)	1,168
Distributions of capital gains received from investment company affiliates	—		—	—	— (b)
Change in net unrealized appreciation/depreciation	6,145		280	1,922	8,721

Change in net assets resulting from operations	5,635		251	(3,814)	7,896

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(1)		—	(1,620)	(1,630)
Class C
From net realized gains	—	(b)	—	(22)	(19)
Class R2
From net realized gains	—	(b)	—	—	—
Class R5
From net realized gains	—	(b)	—	(2)	(2)
Class R6
From net realized gains	—	(b)	—	—	—
Select Class
From net realized gains	(23)		—	(1,669)	(1,619)

Total distributions to shareholders	(24)		—	(3,313)	(3,270)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	136,595		5,000	(22,819)	40,519

NET ASSETS:
Change in net assets	142,206		5,251	(29,946)	45,145
Beginning of period	5,251		—	131,166	86,021

End of period	$147,457		$5,251	$101,220	$131,166

Accumulated undistributed (distributions in excess of) net investment income	$—	(b)	$—	$(2,028)	$(1,731)

(a)	Commencement of operations was August 29, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Market Neutral Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(11,750)	$(14,061)
Net realized gain (loss)	(19,486)	17,092
Distributions of capital gains received from investment company affiliates	—	1
Change in net unrealized appreciation/depreciation	8,292	28,218

Change in net assets resulting from operations	(22,944)	31,250

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(2,115)	—
Class B (a)
From net realized gains	(9)	—
Class C
From net realized gains	(293)	—
Institutional Class
From net realized gains	(6,577)	—
Select Class
From net realized gains	(8,645)	—

Total distributions to shareholders	(17,639)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(16,248)	(30,921)

NET ASSETS:
Change in net assets	(56,831)	329
Beginning of period	713,860	713,531

End of period	$657,029	$713,860

Accumulated undistributed (distributions in excess of) net investment income	$(11,213)	$(11,815)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

	Opportunistic Equity Long/Short Fund		Research Equity Long/Short Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$30,459	$50	$15,821	$32,033
Distributions reinvested	1	—	1,614	1,626
Cost of shares redeemed	(523)	—	(35,080)	(20,430)

Change in net assets resulting from Class A capital transactions	$29,937	$50	$(17,645)	$13,229

Class C
Proceeds from shares issued	$781	$50	$576	$417
Distributions reinvested	— (b)	—	22	19
Cost of shares redeemed	(37)	—	(143)	(282)

Change in net assets resulting from Class C capital transactions	$744	$50	$455	$154

Class R2
Proceeds from shares issued	$—	$50	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(35)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$(35)	$50	$—	$—

Class R5
Proceeds from shares issued	$—	$50	$200	$— (b)
Distributions reinvested	— (b)	—	2	2
Cost of shares redeemed	(36)	—	(52)	—

Change in net assets resulting from Class R5 capital transactions	$(36)	$50	$150	$2

Class R6
Proceeds from shares issued	$—	$50	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(35)	—	—	—

Change in net assets resulting from Class R6 capital transactions	$(35)	$50	$—	$—

Select Class
Proceeds from shares issued	$107,271	$4,750	$44,411	$43,183
Distributions reinvested	23	—	1,059	912
Cost of shares redeemed	(1,274)	—	(51,249)	(16,961)

Change in net assets resulting from Select Class capital transactions	$106,020	$4,750	$(5,779)	$27,134

Total change in net assets resulting from capital transactions	$136,595	$5,000	$(22,819)	$40,519

(a)	Commencement of operations was August 29, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Opportunistic Equity Long/Short Fund		Research Equity Long/Short Fund
	Year Ended October 31, 2015	Period Ended October 31, 2014 (a)	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,782	3	948	1,903
Reinvested	— (b)	—	97	101
Redeemed	(31)	—	(2,109)	(1,219)

Change in Class A Shares	1,751	3	(1,064)	785

Class C
Issued	47	3	36	25
Reinvested	— (b)	—	1	1
Redeemed	(2)	—	(9)	(17)

Change in Class C Shares	45	3	28	9

Class R2
Issued	—	3	—	—
Reinvested	— (b)	—	—	—
Redeemed	(2)	—	—	—

Change in Class R2 Shares	(2)	3	—	—

Class R5
Issued	—	3	12	—
Reinvested	— (b)	—	— (b)	— (b)
Redeemed	(2)	—	(3)	—

Change in Class R5 Shares	(2)	3	9	— (b)

Class R6
Issued	—	3	—	—
Reinvested	— (b)	—	—	—
Redeemed	(2)	—	—	—

Change in Class R6 Shares	(2)	3	—	—

Select Class
Issued	6,419	317	2,623	2,555
Reinvested	1	—	63	56
Redeemed	(73)	—	(3,045)	(1,009)

Change in Select Class Shares	6,347	317	(359)	1,602

(a)	Commencement of operations was August 29, 2014.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

	Research Market Neutral Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,814	$35,458
Net assets acquired in Fund reorganization (See Note 8)	20,677	—
Distributions reinvested	2,088	—
Cost of shares redeemed	(49,119)	(45,543)
Conversion to Class A Shares	255	1

Change in net assets resulting from Class A capital transactions	$(12,285)	$(10,084)

Class B (a)
Proceeds from shares issued	$3	$10
Distributions reinvested	7	—
Cost of shares redeemed	(70)	(236)
Conversion from Class B Shares	(255)	(1)

Change in net assets resulting from Class B capital transactions	$(315)	$(227)

Class C
Proceeds from shares issued	$1,778	$1,111
Net assets acquired in Fund reorganization (See Note 8)	15,527	—
Distributions reinvested	271	—
Cost of shares redeemed	(4,266)	(4,809)

Change in net assets resulting from Class C capital transactions	$13,310	$(3,698)

Institutional Class
Proceeds from shares issued	$69,664	$125,384
Distributions reinvested	4,044	—
Cost of shares redeemed	(98,360)	(184,116)

Change in net assets resulting from Institutional Class capital transactions	$(24,652)	$(58,732)

Select Class
Proceeds from shares issued	$26,592	$111,145
Net assets acquired in Fund reorganization (See Note 8)	55,860	—
Distributions reinvested	8,531	—
Cost of shares redeemed	(83,289)	(69,325)

Change in net assets resulting from Select Class capital transactions	$7,694	$41,820

Total change in net assets resulting from capital transactions	$(16,248)	$(30,921)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Research Market Neutral Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	761	2,374
Shares issued in connection with Fund reorganization (See Note 8)	1,428	—
Reinvested	141	—
Redeemed	(3,369)	(3,037)
Conversion to Class A Shares	18	— (a)

Change in Class A Shares	(1,021)	(663)

Class B (b)
Issued	— (a)	1
Reinvested	1	—
Redeemed	(6)	(17)
Conversion from Class B Shares	(18)	— (a)

Change in Class B Shares	(23)	(16)

Class C
Issued	183	78
Shares issued in connection with Fund reorganization (See Note 8)	1,113	—
Reinvested	19	—
Redeemed	(309)	(339)

Change in Class C Shares	1,006	(261)

Institutional Class
Issued	4,541	8,077
Reinvested	261	—
Redeemed	(6,419)	(11,840)

Change in Institutional Class Shares	(1,617)	(3,763)

Select Class
Issued	1,852	7,249
Shares issued in connection with Fund reorganization (See Note 8)	3,780	—
Reinvested	559	—
Redeemed	(5,541)	(4,510)

Change in Select Class Shares	650	2,739

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

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FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Opportunistic Equity Long/Short Fund
Class A
Year Ended October 31, 2015	$15.75	$(0.25	)(g)	$1.93	$1.68	$(0.06)	$17.37
August 29, 2014(h) through October 31, 2014	15.00	(0.06	)(g)	0.81	0.75	—	15.75

Class C
Year Ended October 31, 2015	15.73	(0.37	)(g)	1.97	1.60	(0.06)	17.27
August 29, 2014(h) through October 31, 2014	15.00	(0.07	)(g)	0.80	0.73	—	15.73

Class R2
Year Ended October 31, 2015	15.74	(0.35	)(g)	1.99	1.64	(0.06)	17.32
August 29, 2014(h) through October 31, 2014	15.00	(0.06	)(g)	0.80	0.74	—	15.74

Class R5
Year Ended October 31, 2015	15.76	(0.23	)(g)	2.00	1.77	(0.06)	17.47
August 29, 2014(h) through October 31, 2014	15.00	(0.04	)(g)	0.80	0.76	—	15.76

Class R6
Year Ended October 31, 2015	15.76	(0.23	)(g)	2.01	1.78	(0.06)	17.48
August 29, 2014(h) through October 31, 2014	15.00	(0.04	)(g)	0.80	0.76	—	15.76

Class Select
Year Ended October 31, 2015	15.75	(0.26	)(g)	1.99	1.73	(0.06)	17.42
August 29, 2014(h) through October 31, 2014	15.00	(0.05	)(g)	0.80	0.75	—	15.75

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.81% and 2.20% for the year ended October 31, 2015 and 2.00% and 11.67% for the period ended October 31, 2014; for Class C are 2.39% and 3.18% for the year ended October 31, 2015 and 2.50% and 12.17% for the period ended October 31, 2014; for Class R2 are 2.21% and 4.13% for the year ended October 31, 2015 and 2.25% and 11.92% for the period ended October 31, 2014; for Class R5 are 1.52% and 3.43% for the year ended October 31, 2015 and 1.55% and 11.22% for the period ended October 31, 2014; for Class R6 are 1.47% and 3.39% for the year ended October 31, 2015 and 1.50% and 11.17% for the period ended October 31, 2014; for Select Class are 1.66% and 2.20% for the year ended October 31, 2015 and 1.75% and 11.42% for the period ended October 31, 2014, respectively.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2015 and period ended October 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)		Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

10.74%	$30,480	2.38%(i)	(1.70	)%(i)	2.77	%(i)	347%	734%
5.00	52	2.65(i)	(2.24	)(i)	12.33	(i)	94	178

10.25	823	2.96(i)	(2.17	)(i)	3.75	(i)	347	734
4.87	52	3.15(i)	(2.74	)(i)	12.82	(i)	94	178

10.49	21	2.78(i)	(2.01	)(i)	4.70	(i)	347	734
4.93	52	2.90(i)	(2.49	)(i)	12.57	(i)	94	178

11.31	21	2.09(i)	(1.32	)(i)	4.00	(i)	347	734
5.07	53	2.20(i)	(1.79	)(i)	11.88	(i)	94	178

11.37	21	2.04(i)	(1.27	)(i)	3.96	(i)	347	734
5.07	53	2.15(i)	(1.74	)(i)	11.82	(i)	94	178

11.06	116,091	2.23(i)	(1.53	)(i)	2.77	(i)	347	734
5.00	4,989	2.40(i)	(1.99	)(i)	12.07	(i)	94	178

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Equity Long/Short Fund
Class A
Year Ended October 31, 2015	$17.20	$(0.29	)(e)	$(0.25)	$(0.54)	$(0.45)	$16.21
Year Ended October 31, 2014	16.53	(0.34	)(e)	1.59	1.25	(0.58)	17.20
Year Ended October 31, 2013	15.39	(0.33	)(e)	1.47	1.14	—	16.53
Year Ended October 31, 2012	14.88	(0.27	)(e)	0.78	0.51	—	15.39
Year Ended October 31, 2011	15.41	(0.33	)(e)	(0.18)	(0.51)	(0.02)	14.88

Class C
Year Ended October 31, 2015	16.81	(0.38	)(e)	(0.23)	(0.61)	(0.45)	15.75
Year Ended October 31, 2014	16.24	(0.41	)(e)	1.56	1.15	(0.58)	16.81
Year Ended October 31, 2013	15.20	(0.40	)(e)	1.44	1.04	—	16.24
Year Ended October 31, 2012	14.77	(0.34	)(e)	0.77	0.43	—	15.20
Year Ended October 31, 2011	15.38	(0.39	)(e)	(0.20)	(0.59)	(0.02)	14.77

Class R5
Year Ended October 31, 2015	17.56	(0.25	)(e)	(0.23)	(0.48)	(0.45)	16.63
Year Ended October 31, 2014	16.78	(0.26	)(e)	1.62	1.36	(0.58)	17.56
Year Ended October 31, 2013	15.56	(0.26	)(e)	1.48	1.22	—	16.78
Year Ended October 31, 2012	14.98	(0.21	)(e)	0.79	0.58	—	15.56
Year Ended October 31, 2011	15.44	(0.27	)(e)	(0.17)	(0.44)	(0.02)	14.98

Select Class
Year Ended October 31, 2015	17.39	(0.26	)(e)	(0.24)	(0.50)	(0.45)	16.44
Year Ended October 31, 2014	16.66	(0.30	)(e)	1.61	1.31	(0.58)	17.39
Year Ended October 31, 2013	15.48	(0.28	)(e)	1.46	1.18	—	16.66
Year Ended October 31, 2012	14.93	(0.24	)(e)	0.79	0.55	—	15.48
Year Ended October 31, 2011	15.43	(0.29	)(e)	(0.19)	(0.48)	(0.02)	14.93

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.71% and 2.04% for the year ended October 31, 2015, 1.75% and 2.08% for 2014, 1.75% and 2.19% for 2013, 1.75% and 2.09% for 2012 and 1.75% and 2.29% for 2011; for Class C are 2.20% and 2.55% for the year ended October 31, 2015, 2.25% and 2.58% for 2014, 2.25% and 2.69% for 2013, 2.25% and 2.59% for 2012 and 2.25% and 2.73% for 2011; for Class R5 are 1.22% and 1.64% for the year ended October 31, 2015, 1.30% and 1.63% for 2014, 1.30% and 1.74% for 2013, 1.30% and 1.64% for 2012 and 1.30% and 1.83% for 2011; for Select Class are 1.45% and 1.72% for the year ended October 31, 2015, 1.50% and 1.83% for 2014, 1.50% and 1.93% for 2013, 1.50% and 1.83% for 2012 and 1.50% and 2.04% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (d)	Portfolio turnover rate (including short sales) (d)

(3.21)%	$41,096	3.55%	(1.74)%	3.88%	178%	344%
7.82	61,909	3.75	(2.01)	4.08	97	187
7.41	46,503	3.98	(2.03)	4.42	91	156
3.43	40,031	3.97	(1.81)	4.31	92	159
(3.29)	60,605	4.09	(2.19)	4.63	151	255

(3.71)	1,140	4.04	(2.41)	4.39	178	344
7.33	752	4.25	(2.51)	4.58	97	187
6.84	579	4.48	(2.53)	4.92	91	156
2.91	578	4.47	(2.33)	4.81	92	159
(3.82)	657	4.59	(2.62)	5.07	151	255

(2.79)	204	3.06	(1.57)	3.48	178	344
8.38	61	3.30	(1.56)	3.63	97	187
7.84	56	3.53	(1.58)	3.97	91	156
3.87	52	3.50	(1.39)	3.84	92	159
(2.83)	50	3.64	(1.75)	4.17	151	255

(2.94)	58,780	3.29	(1.56)	3.56	178	344
8.13	68,444	3.50	(1.76)	3.83	97	187
7.62	38,883	3.73	(1.74)	4.16	91	156
3.68	15,806	3.68	(1.58)	4.01	92	159
(3.09)	13,016	3.84	(1.89)	4.38	151	255

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain	Net asset value, end of period
Research Market Neutral Fund
Class A
Year Ended October 31, 2015	$15.17	$(0.31	)(e)	$(0.22)	$(0.53)	$(0.39)	$14.25
Year Ended October 31, 2014	14.58	(0.34	)(e)	0.93	0.59	—	15.17
Year Ended October 31, 2013	14.44	(0.35	)(e)	0.49	0.14	—	14.58
Year Ended October 31, 2012	14.71	(0.35	)(e)	0.08	(0.27)	—	14.44
Year Ended October 31, 2011	15.30	(0.35	)(e)	(0.24)	(0.59)	—	14.71

Class C
Year Ended October 31, 2015	14.48	(0.35	)(e)	(0.23)	(0.58)	(0.39)	13.51
Year Ended October 31, 2014	13.99	(0.39	)(e)	0.88	0.49	—	14.48
Year Ended October 31, 2013	13.91	(0.41	)(e)	0.49	0.08	—	13.99
Year Ended October 31, 2012	14.25	(0.41	)(e)	0.07	(0.34)	—	13.91
Year Ended October 31, 2011	14.89	(0.40	)(e)	(0.24)	(0.64)	—	14.25

Institutional Class
Year Ended October 31, 2015	15.87	(0.23	)(e)	(0.26)	(0.49)	(0.39)	14.99
Year Ended October 31, 2014	15.17	(0.27	)(e)	0.97	0.70	—	15.87
Year Ended October 31, 2013	14.95	(0.29	)(e)	0.51	0.22	—	15.17
Year Ended October 31, 2012	15.16	(0.29	)(e)	0.08	(0.21)	—	14.95
Year Ended October 31, 2011	15.68	(0.27	)(e)	(0.25)	(0.52)	—	15.16

Select Class
Year Ended October 31, 2015	15.66	(0.26	)(e)	(0.25)	(0.51)	(0.39)	14.76
Year Ended October 31, 2014	15.02	(0.31	)(e)	0.95	0.64	—	15.66
Year Ended October 31, 2013	14.83	(0.32	)(e)	0.51	0.19	—	15.02
Year Ended October 31, 2012	15.08	(0.32	)(e)	0.07	(0.25)	—	14.83
Year Ended October 31, 2011	15.64	(0.31	)(e)	(0.25)	(0.56)	—	15.08

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.43% and 1.89% for the year ended October 31, 2015, 1.49% and 1.91% for 2014, 1.49% and 1.93% for 2013, 1.49% and 1.99% for 2012 and 1.48% and 1.93% for 2011; for Class C are 1.90% and 2.32% for the year ended October 31, 2015, 1.99% and 2.41% for 2014, 1.99% and 2.43% for 2013, 1.99% and 2.49% for 2012 and 1.98% and 2.43% for 2011; for Institutional Class are 0.95% and 1.44% for the year ended October 31, 2015, 0.99% and 1.51% for 2014, 0.99% and 1.53% for 2013, 0.99% and 1.59% for 2012 and 0.98% and 1.53% for 2011; for Select Class are 1.18% and 1.57% for the year ended October 31, 2015, 1.25% and 1.66% for 2014, 1.24% and 1.66% for 2013, 1.24% and 1.74% for 2012 and 1.23% and 1.68% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including short sales) (d)

(3.59)%	$62,910	3.57%	(1.94)%	4.03%	163%	370%
4.05	82,477	3.82	(2.26)	4.24	90	192
0.97	88,944	4.24	(2.42)	4.68	75	149
(1.84)	116,146	4.46	(2.47)	4.96	82	186
(3.86)	165,089	4.04	(2.32)	4.49	105	231

(4.12)	23,790	4.04	(2.63)	4.46	163	370
3.50	10,933	4.32	(2.76)	4.74	90	192
0.58	14,209	4.74	(2.92)	5.18	75	149
(2.39)	19,275	4.96	(2.97)	5.46	82	186
(4.30)	27,566	4.54	(2.79)	4.99	105	231

(3.17)	232,339	3.09	(1.48)	3.58	163	370
4.61	271,595	3.32	(1.76)	3.84	90	192
1.47	316,843	3.74	(1.91)	4.28	75	149
(1.39)	337,565	3.99	(1.98)	4.59	82	186
(3.32)	517,140	3.54	(1.79)	4.09	105	231

(3.34)	337,990	3.32	(1.74)	3.71	163	370
4.26	348,525	3.57	(2.01)	3.99	90	192
1.28	292,993	3.99	(2.15)	4.43	75	149
(1.66)	290,794	4.17	(2.19)	4.67	82	186
(3.58)	341,976	3.79	(2.06)	4.24	105	231

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Opportunistic Equity Long/Short Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified
Research Equity Long/Short Fund	Class A, Class C, Class R5 and Select Class	Diversified
Research Market Neutral Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of Opportunistic Equity Long/Short Fund is to seek capital appreciation.

The investment objective of Research Equity Long/Short Fund is to seek to provide long term capital appreciation.

The investment objective of Research Market Neutral Fund is to seek to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing.

Opportunistic Equity Long/Short Fund commenced operations on August 29, 2014. Prior to January 23, 2015, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies excluding exchange traded funds (“ETFs) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

46	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Opportunistic Equity Long/Short Fund

	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$142,511	$—	$—	$142,511

Total Liabilities for Securities Sold Short (a)	$(28,071)	$—	$—	$(28,071)

Research Equity Long/Short Fund
	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$100,842	$—	$—	$100,842

Total Liabilities for Securities Sold Short (a)	$(57,688)	$—	$—	$(57,688)

Research Market Neutral Fund
	Level 1 Quote prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$652,185	$1,123	$—	$653,308

Total Liabilities for Securities Sold Short (a)	$(489,092)	$—	$—	$(489,092)

Depreciation in Other Financial Instruments
Futures Contracts	$(41)	$—	$—	$(41)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures contracts collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2015.

B. Options — Opportunistic Equity Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The table below discloses the volume of the Fund’s options contracts activity during the year ended October 31, 2015:

Opportunistic Equity Long/Short Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	450
Ending Number of Contracts Purchased	737

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of October 31, 2015, the Funds had outstanding short sales as listed on their SOIs.

D. Futures Contracts — Opportunistic Equity Long/Short Fund and Research Market Neutral Fund used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

48	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2015 (amounts in thousands):

	Opportunistic Equity Long/ Short Fund		Research Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$11,462	(a)	$—
Average Notional Balance Short	—		11,608
Ending Notional Balance Short	—		11,613

(a)	Average for the period October 1, 2015 to October 31, 2015.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Offering and Organizational Costs — Total offering costs of approximately $121,000 incurred in connection with the offering of shares of the Opportunistic Equity Long/Short Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended October 31, 2015, total offering costs amortized were approximately $115,000.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Funds for the year ended October 31, 2015 are as follows (amounts in thousands):

	Class A	Class C		Class R2	Class R5		Class R6	Institutional Class	Select Class		Total
Opportunistic Equity Long/Short Fund	$1	$—	(a)	$—	$—		$—	n/a	$—	(a)	$1
Research Equity Long/Short Fund	43	1		n/a	—	(a)	n/a	n/a	15		59
Research Market Neutral Fund	51	7		n/a	n/a		n/a	$55	15		128

(a)	Amount rounds to less than $1,000.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2015 no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for the Opportunistic Equity Long/Short Fund, and Research Equity Long/Short Fund, and are generally declared and paid quarterly for the Research Market Neutral Fund and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net Investment income	Accumulated net realized gains (losses)
Opportunistic Equity Long/Short Fund	$—	(a)	$746	$(746)
Research Equity Long/Short Fund	(1,815)		1,794	21
Research Market Neutral Fund	34,468		12,352	(46,820)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to net operating losses and tax attributes acquired as the result of a merger.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of each Fund’s respective average daily net assets as follows:

Opportunistic Equity Long/Short Fund	1.20%
Research Equity Long/Short Fund	0.95
Research Market Neutral Fund	0.80

Prior to September 1, 2015, the investment advisory fee was 1.25% for each fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015 the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Opportunistic Equity Long/Short Fund	0.25%	0.75%	0.50%
Research Equity Long/Short Fund	0.25	0.75	n/a
Research Market Neutral Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Opportunistic Equity Long/Short Fund	$2	$—
Research Equity Long/Short Fund	1	—
Research Market Neutral Fund	3	—

50	J.P.MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Opportunistic Equity Long/Short Fund	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Research Equity Long/Short Fund	0.25	0.25	n/a	0.05	n/a	0.25
Research Market Neutral Fund	0.25	0.25	n/a	n/a	0.10%	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expense. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses and expenses related to the Board deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Opportunistic Equity Long/Short Fund*	1.85%	2.35%	2.10%	1.40%	1.35%	n/a	1.60%
Research Equity Long/Short Fund**	1.45	1.95	n/a	1.00	n/a	n/a	1.20
Research Market Neutral Fund***	1.25	1.75	n/a	n/a	n/a	0.85%	0.99

*	Prior to September 1, 2015, the contractual expense limitations for Opportunistic Equity Long/Short Fund were 2.00%, 2.50%, 2.25%, 1.55%, 1.50% and 1.75% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
**	Prior to September 1, 2015, the contractual expense limitations for Research Equity Long/Short Fund were 1.75%, 2.25%, 1.30% and 1.50% for Class A, Class C, Class R5 and Select Class Shares, respectively.
***	Prior to September 1, 2015, the contractual expense limitations for Research Market Neutral Fund were 1.50%, 2.00%, 1.00% and 1.25% Class A, Class C, Institutional Class and Select Class Shares, respectively.

The expense limitation agreements were in effect for the year ended October 31, 2015. The contractual expense limitation percentages in the table above are in place until at least August 31, 2016, except for Class B Shares which are no longer operating.

For the year ended October 31, 2015 the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Opportunistic Equity Long/Short Fund	$190	$27	$2	$219	$22
Research Equity Long/Short Fund	227	104	40	371	—	(a)
Research Market Neutral Fund	1,942	569	276	2,787	42

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2015 were as follows (amounts in thousands):

Opportunistic Equity Long/Short Fund	$17
Research Equity Long/Short Fund	3
Research Market Neutral Fund	189

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015 the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2015 the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Opportunistic Equity Long/Short Fund	$210,173	$121,583	$135,936	$109,036
Research Equity Long/Short Fund	225,277	273,625	165,198	211,102
Research Market Neutral Fund	959,093	1,201,990	974,823	1,239,651

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$137,192	$5,948	$629	$5,319
Research Equity Long/Short Fund	86,324	18,633	4,115	14,518
Research Market Neutral Fund	568,086	97,673	12,451	85,222

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Opportunistic Equity Long/Short Fund	$24	$—	$24
Research Equity Long/Short Fund	—	3,313	3,313
Research Market Neutral Fund	—	17,639	17,639

52	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Research Equity Long/Short Fund	$—	$3,270	$3,270

There were no distributions paid from Opportunistic Equity Long/Short Fund and Research Market Neutral Fund during the fiscal years ended October 31, 2014.

At October 31, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Opportunistic Equity Long/Short Fund	$1,677	$81	$4,104
Research Equity Long/Short Fund	—	(2,604)	13,372
Research Market Neutral Fund	—	(76,304)	67,261

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, loss deferrals on unsettled short sales, late year ordinary loss deferrals and straddle loss deferrals.

As of October 31, 2015, the following Funds had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Research Equity Long/Short Fund	$2,604		$—
Research Market Neutral Fund	76,304	*	—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

Net capital losses and other late year losses incurred after October 31, 2015 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended October 31, 2015, the following Funds deferred to November 1, 2015 net capital losses and other late year loss of (amounts in thousands):

Late Year Ordinary Loss Deferral
Research Equity Long/Short Fund	$2,027
Research Market Neutral Fund	11,179

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015 or at any time during the year then ended.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, approximately 35.4% of the net assets of the Research Market Neutral Fund.

Additionally, Research Equity Long/Short Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

As of October 31, 2015 a 61% of the Opportunistic Equity Long/Short Fund’s outstanding shares were held by the Adviser.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because Opportunistic Equity Long/Short Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Since Opportunistic Equity Long/Short Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

As of October 31, 2015, the Research Equity Long/Short Fund pledged a substantial portion of its assets to BNP Paribas for securities sold short and the Research Market Neutral Fund pledged substantially all of its assets to Citibank. for securities sold short. For the Research Equity Long/Short Fund and the Research Market Neutral Fund, deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at BNP Paribas or Goldman Sachs & Co., respectively. The Opportunistic Equity Long/Short Fund pledged substantially all of its assets to Citigroup Global Markets, Inc. for securities sold short. Deposits at broker for securities sold short, as noted on the Statements of Assets and Liabilities, are held at Citigroup Global Markets, Inc.

8. Business Combinations

On February 19, 2015, the Board of Trustees of the Trust approved the reorganizations of JPMorgan Market Neutral Fund (the “Target Fund”) into JPMorgan Research Market Neutral Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 19, 2015. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their respective holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $150,374,000 and identified cost of approximately $147,762,000, as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 19, 2015, the Target Fund had pre-enactment and post-enactment net capital loss carryforward of approximately $48,726,000 and $43,743,000, respectively.

54	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Market Neutral Fund				$2,193
Class A	1,428	$20,677	$14.48
Class C	1,113	15,527	13.95
Select Class	3,780	55,860	14.78

Acquiring Fund
Research Market Neutral Fund				102,245
Class A	4,209	61,174	14.54
Class B	18	253	13.81
Class C	710	9,808	13.81
Institutional Class	16,048	244,983	15.27
Select Class	21,932	329,894	15.04

Post Reorganization
Research Market Neutral Fund				104,438
Class A	5,631	81,851	14.54
Class B	18	253	13.81
Class C	1,835	25,335	13.81
Institutional Class	16,048	244,983	15.27
Select Class	25,646	385,754	15.04

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on November 1, 2014, the beginning of the annual reporting period, the pro forma results of operations for the year ended October 31, 2015, are as follows (amounts in thousands):

Net investment income (loss)	$(12,862)
Net realized/unrealized gains (losses)	(11,921)

Change in net assets resulting from operations	$(24,782)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target fund that have been included on the Statements of Operations since June 19, 2015.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Opportunistic Equity Long/Short Fund, JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Opportunistic Equity Long/Short Fund, JPMorgan Research Equity Long/Short Fund and JPMorgan Research Market Neutral Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2015 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

56	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	57

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

58	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	59

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Opportunistic Equity Long/Short Fund
Class A
Actual	$1,000.00	$1,061.10	$6.26	2.10%
Hypothetical	1,000.00	1,019.13	6.13	2.10
Class C
Actual	1,000.00	1,058.90	7.66	2.88
Hypothetical	1,000.00	1,017.77	7.50	2.88
Class R2
Actual	1,000.00	1,060.00	8.70	2.84
Hypothetical	1,000.00	1,016.76	8.52	2.84
Class R5
Actual	1,000.00	1,064.60	6.74	2.14
Hypothetical	1,000.00	1,018.68	6.59	2.14
Class R6
Actual	1,000.00	1,064.60	5.36	2.09
Hypothetical	1,000.00	1,020.01	5.24	2.09
Class Select
Actual	1,000.00	1,062.90	5.75	2.21
Hypothetical	1,000.00	1,019.63	5.63	2.21

Research Equity Long/Short Fund
Class A
Actual	$1,000.00	$981.80	$8.52	3.39%
Hypothetical	1,000.00	1,016.60	8.67	3.39
Class C
Actual	1,000.00	979.50	9.71	3.82
Hypothetical	1,000.00	1,015.40	9.89	3.82
Class R5
Actual	1,000.00	984.60	7.63	2.84
Hypothetical	1,000.00	1,017.51	7.76	2.84
Select Class
Actual	1,000.00	983.80	7.88	3.14
Hypothetical	1,000.00	1,017.26	8.01	3.14

60	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment (continued)

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Research Market Neutral Fund
Class A
Actual	$1,000.00	$986.80	$8.62	3.69%
Hypothetical	1,000.00	1,016.53	8.75	3.69
Class C
Actual	1,000.00	984.70	9.81	3.77
Hypothetical	1,000.00	1,015.32	9.96	3.77
Institutional Class
Actual	1,000.00	989.40	7.48	2.92
Hypothetical	1,000.00	1,017.69	7.58	2.92
Select Class
Actual	1,000.00	988.60	7.98	3.12
Hypothetical	1,000.00	1,017.18	8.09	3.12

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

62	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the performance of the Opportunistic Equity Long/Short Fund since its inception on August 29, 2014 as compared to that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Research Equity Long/Short Fund’s performance was in the second and third quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Research Market Neutral Fund’s performance was in the second, third and fourth quintiles for Class A shares, and in the second, second and fourth quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Opportunistic Equity Long/Short Fund’s net advisory fee and actual total expenses were in the first and fourth quintiles of the Universe Group, respectively, for both Class A and Select Class shares. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Research Equity Long/Short Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Research Market Neutral Fund’s net advisory fee for Class A and Select Class shares was in the third and second quintiles, and that the actual total expenses for Class A and Select Class Shares were in the third and first quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

64	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2015:

Dividend Received Deduction
Opportunistic Equity Long/Short Fund	100.00%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Long Term Capital Gain
Research Equity Long/Short Fund	$3,313
Research Market Neutral Fund	17,639

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Qualified Dividend Income
Opportunistic Equity Long/Short Fund	$24
Research Market Neutral Fund	12,171

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	65

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-SPEC-1015

Annual Report

J.P. Morgan International Equity Funds

October 31, 2015

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index dropped 3.9%, and equity markets in Europe and Japan also fell. The sell-off also led to declines in the values of certain emerging market currencies.

However, most equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: the S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index posted its largest monthly gain since April 2013 and leading European indexes had their best monthly performance since 2009. While emerging market equities did participate in the October rebound, persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-14.45%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	-14.53%

Net Assets as of 10/31/2015 (In Thousands)	$1,100,843

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection in the materials and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s position in Netease Inc. and its overweight positions in China Merchants Bank Co. and Pegatron Corp. Shares of Netease, an Internet portal provider based in Beijing and not held in the Benchmark, rose on growth in earnings and revenue amid demand for its online games. Shares of China Merchants Bank, based in Shenzhen, China, rose on earnings growth. Shares of Pegatron, a Taiwan consumer electronics maker and the main assembler of Apple Inc. products, rose on strong earnings and sales growth.

Leading individual detractors from relative performance included the Fund’s underweight positions in Samsung Electronics Co. and Tencent Holdings Ltd. and its overweight position in Banco do Brasil SA. Shares of Samsung Electronics, a

Korean consumer electronics maker, rose on profit growth and strong sales of components. Shares of Tencent Holdings, a provider of Internet and mobile services in China, gained from continued growth in its online advertising businesses. Shares of Banco do Brasil, a Brazilian bank, declined as Brazil’s economy slid into recession.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average positions during the twelve months ended October 31, 2015, were in China, South Korea and Taiwan and its smallest average positions in which the Fund invested were in Greece, Malaysia and Qatar. From a sector perspective, the Fund’s largest average positions were in the financials, information technology and consumer discretionary sectors, while its smallest average positions in which it was invested were in the health care, consumer staples and utilities.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.0%
2.	Samsung Electronics Co., Ltd. (South Korea)	1.7
3.	China Merchants Bank Co., Ltd., Class H (China)	1.4
4.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	1.4
5.	Bank of China Ltd., Class H (China)	1.3
6.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	1.2
7.	KT&G Corp. (South Korea)	1.2
8.	NetEase, Inc., ADR (China)	1.2
9.	Sberbank PAO, ADR (Russia)	1.1
10.	Kia Motors Corp. (South Korea)	1.1

PORTFOLIO COMPOSITION BY COUNTRY*
China	25.1%
Taiwan	18.1
South Korea	17.6
Turkey	6.9
Russia	6.5
India	5.2
Hong Kong	5.0
Brazil	3.1
South Africa	2.5
Indonesia	2.1
Poland	1.5
Others (each less than 1.0%)	3.0
Short-Term Investment	3.4

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
Without Sales Charge		(14.60)%	(3.57)%	(2.49)%
With Sales Charge*		(19.10)	(4.60)	(3.17)
CLASS C SHARES	February 28, 2008
Without CDSC		(15.02)	(4.04)	(2.98)
With CDSC**		(16.02)	(4.04)	(2.98)
CLASS R5 SHARES	February 28, 2008	(14.20)	(3.12)	(2.04)
CLASS R6 SHARES	September 1, 2015	(14.28)	(3.14)	(2.05)
SELECT CLASS SHARES	February 28, 2008	(14.45)	(3.33)	(2.25)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-16.60%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	-14.53%

Net Assets as of 10/31/2015 (In Thousands)	$2,265,851

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the energy sector and its security selection in the financials sector were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in CCR SA, and Copa Holdings SA and its underweight position in Samsung Electronics Ltd. Shares of CCR, a Brazilian operator of tolled highways, fell as Brazil’s economy retreated into recession. Shares of Copa Holdings, an airline holding company based in Panama, declined amid an economic recession in Brazil and weakening economic conditions throughout Latin America. Shares of Samsung Electronics, a Korean consumer electronics maker, rose on profit growth and strong sales of components.

Leading individual contributors to relative performance included the Fund’s overweight positions in Lukoil PJSC and

HDFC Bank Ltd. and its position in AIA Group PLC. Shares of Lukoil, Russia’s largest integrated oil and gas company, rose amid perceived improvements in diplomatic relations between Russia and Western Europe and support for oil prices in October 2015. Shares of HDFC Bank, India’s second largest private sector lending company, rose on loan growth and strong quarterly earnings. Shares of AIA Group, a Hong Kong insurer and financial services company not held in the Benchmark, rose on continued growth in new business.

HOW WAS THE FUND POSITIONED?

The Fund employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, at the end of the reporting period the Fund’s largest average sector positions were the financials, information technology and consumer discretionary sectors, while the smallest average sector positions in which the Fund as invested were in the utilities, health care and telecommunication services sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Housing Development Finance Corp., Ltd. (India)	3.7%
2.	AIA Group Ltd. (Hong Kong)	3.7
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.3
4.	Tata Consultancy Services Ltd. (India)	3.2
5.	Tencent Holdings Ltd. (China)	2.9
6.	Bidvest Group Ltd. (The) (South Africa)	2.3
7.	HDFC Bank Ltd., ADR (India)	2.3
8.	ITC Ltd. (India)	2.1
9.	Remgro Ltd. (South Africa)	2.1
10.	Woolworths Holdings Ltd. (South Africa)	2.1

PORTFOLIO COMPOSITION BY COUNTRY*
India	19.6%
South Africa	17.2
China	9.9
Brazil	7.9
Taiwan	7.3
Hong Kong	7.0
Russia	5.7
South Korea	4.2
Thailand	4.2
Indonesia	3.4
Turkey	2.4
United Kingdom	2.1
Mexico	2.1
Australia	1.2
Switzerland	1.1
Peru	1.0
Others (each less than 1.0%)	0.9
Short-Term Investment	2.8

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(16.95)%	(3.24)%	5.29%
With Sales Charge*		(21.30)	(4.28)	4.72
CLASS C SHARES	February 28, 2006
Without CDSC		(17.34)	(3.72)	4.77
With CDSC**		(18.34)	(3.72)	4.77
CLASS R6 SHARES	December 23, 2013	(16.50)	(2.82)	5.74
INSTITUTIONAL CLASS SHARES	November 15, 1993	(16.60)	(2.85)	5.73
SELECT CLASS SHARES	September 10, 2001	(16.70)	(2.99)	5.56

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 12, 2014 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-13.77%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	-7.54%

Net Assets as of 10/31/2015 (In Thousands)	$2,693

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) from its inception on December 12, 2014 to October 31, 2015. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer staples sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Banco do Brasil SA and MediaTek Inc. and its underweight position in Tencent Holdings Ltd. Shares of Banco do Brasil, a Brazilian bank, declined as Brazil’s economy slid into recession. Shares of MediaTek, a Taiwan semiconductor maker, fell on weakening sales and concerns of spillover effects from slowing economic growth in China. Shares of Tencent Holdings, a provider of Internet and mobile services in China, gained from continued growth in its online advertising businesses.

Leading individual contributors to relative performance included the Fund’s overweight positions in KT&G Corp., OTP Bank Nyrt and Kimberly-Clark de Mexico SAB. Shares of KT&G Corp., a South Korean tobacco company, rose on quarterly earnings growth. Shares of OTP Bank, Hungary’s largest bank, rose on an increase in quarterly profit and the company’s forecast for lower risk costs. Shares of Kimberly-Clark de Mexico, a consumer products company, rose as revenue earned in U.S. dollars helped insulate the company from the impact of weakness in the Mexican peso.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

FOR THE PERIOD DECEMBER 12, 2014 (FUND INCEPTION DATE) THROUGH OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.0%
2.	Delta Electronics, Inc. (Taiwan)	2.6
3.	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (Mexico)	2.5
4.	Banco Santander Chile, ADR (Chile)	2.4
5.	KT&G Corp. (South Korea)	2.4
6.	MediaTek, Inc. (Taiwan)	2.3
7.	Bidvest Group Ltd. (The) (South Africa)	2.3
8.	Life Healthcare Group Holdings Ltd. (South Africa)	2.3
9.	Siliconware Precision Industries Co., Ltd. (Taiwan)	2.2
10.	China Construction Bank Corp., Class H (China)	2.1

SUMMARY OF INVESTMENTS BY COUNTRY*
Taiwan	23.0%
South Africa	14.8
China	9.6
Brazil	8.1
Hong Kong	8.1
Russia	6.7
South Korea	6.3
Thailand	4.0
Turkey	3.3
Mexico	2.5
Chile	2.4
Czech Republic	2.0
Poland	2.0
Saudi Arabia	1.8
Hungary	1.6
United Arab Emirates	1.5
Singapore	1.3
Indonesia	1.0

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	December 12, 2014
Without Sales Charge		(13.93)%
With Sales Charge*		(18.44)
CLASS C SHARES	December 12, 2014
Without CDSC		(14.33)
With CDSC**		(15.33)
CLASS R5 SHARES	December 12, 2014	(13.62)
CLASS R6 SHARES	December 12, 2014	(13.51)
SELECT CLASS SHARES	December 12, 2014	(13.77)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/12/14 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 12, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Equity Income Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from December 12, 2014 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.51%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	1.77%

Net Assets as of 10/31/2015 (In Thousands)	$7,415,278

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. By sector, the Fund’s security selection in the basic industries and health care sectors detracted from performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the technology-software and retail sectors made a positive contribution to relative performance. By region, the Fund’s security selection in Europe and North America, combined with an underweight position in the Pacific region (excluding Japan), contributed to relative performance. The Fund’s security selection in Japan detracted from relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.1%
2.	Microsoft Corp. (United States)	1.5
3.	Wells Fargo & Co. (United States)	1.0
4.	Exxon Mobil Corp. (United States)	1.0
5.	Nestle S.A. (Switzerland)	0.9
6.	Amazon.com, Inc. (United States)	0.9
7.	Facebook, Inc., Class A (United States)	0.8
8.	Alphabet, Inc., Class C (United States)	0.8
9.	Bank of America Corp. (United States)	0.8
10.	Pfizer, Inc. (United States)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	54.2%
Japan	8.7
United Kingdom	7.6
Switzerland	4.4
France	3.8
Germany	3.4
Canada	2.9
Australia	2.4
Netherlands	1.7
Spain	1.2
Hong Kong	1.2
Italy	1.1
Ireland	1.0
Others (each less than 1.0%)	3.6
Short-Term Investment	2.8

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
Without Sales Charge		1.28%	9.85%
With Sales Charge*		(4.04)	7.66
CLASS C SHARES	February 28, 2013
Without CDSC		0.73	9.29
With CDSC**		(0.27)	9.29
CLASS R2 SHARES	February 28, 2013	0.98	9.56
SELECT CLASS SHARES	February 28, 2013	1.51	10.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.20%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	-0.03%

Net Assets as of 10/31/2015 (In Thousands)	$1,641

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s security selection and overweight positions in both the financials and information technology sectors were leading contributors to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the consumer discretionary sector and its underweight position in the consumer staples sectors were leading detractors from relative performance.

By region, the Fund’s security selection and underweight position in emerging markets and its security selection and overweight position in Continental Europe were leading contributors to relative performance, while the Fund’s underweight position in Japan and its security selection in the Pacific region (excluding Japan) were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included overweight positions in Amazon.com Inc., Google Inc. and Boston Scientific Corp. Shares of both Amazon.com, an online retailer, and Google, an Internet search and technology company, rose as both companies delivered higher-than-expected sales and earnings. Shares of Boston Scientific, a medical device manufacturer, rose after the company settled a long-running product litigation and continued to deliver accelerating revenue growth.

Leading individual detractors from the Fund’s relative performance included overweight positions in MEG Energy Corp. and Sands China Ltd. and its position in Valeant Pharmaceuticals International Ltd. Shares of MEG Energy, a Canadian energy company focused on the Alberta oils sands region, declined on global weakness in oil prices. Shares of Sands China, a Macau casino operator, fell as slowing economic growth in China and Chinese government efforts to curb corruption reduced casino traffic among wealthy customers. Shares of Valeant, a manufacture of drugs and medical devices, declined amid investor questions related to the company’s accounting methodology.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a contrarian approach with bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Twenty-First Century Fox, Inc., Class A (United States)	3.7%
2.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	3.4
3.	Citigroup, Inc. (United States)	3.3
4.	Baidu, Inc., ADR (China)	3.2
5.	Fluor Corp. (United States)	2.5
6.	MetLife, Inc. (United States)	2.4
7.	Time, Inc. (United States)	2.4
8.	Vodafone Group plc (United Kingdom)	2.4
9.	Alphabet, Inc., Class C (United States)	2.3
10.	Sanofi (France)	2.2

PORTFOLIO COMPOSITION BY COUNTRY***
United States	55.1%
China	7.6
United Kingdom	7.1
France	6.9
Switzerland	5.3
Israel	3.4
Ireland	1.7
Canada	1.7
Finland	1.6
India	1.5
South Korea	1.4
Germany	1.3
Netherlands	1.3
Japan	1.2
Brazil	1.2
Others (each less than 1.0%)	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		4.76%	12.11%	12.23%
With Sales Charge*		(0.73)	10.10	10.69
CLASS C SHARES	November 30, 2011
Without CDSC		4.26	11.54	11.67
With CDSC**		3.26	11.54	11.67
CLASS R2 SHARES	November 30, 2011	4.55	11.85	11.96
CLASS R5 SHARES	November 30, 2011	5.26	12.63	12.74
CLASS R6 SHARES	November 30, 2011	5.34	12.69	12.80
SELECT CLASS SHARES	November 30, 2011	5.20	12.45	12.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund and the MSCI All Country World Index from November 30, 2011 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.66%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.07%

Net Assets as of 10/31/2015 (In Thousands)	$2,922,623

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from performance relative to the Benchmark during the twelve month reporting period. The Fund’s security selection in the financials and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Glencore PLC, Sands China Ltd. and Wynn Macau Ltd. Shares of Glencore, a mining and commodities trading company based in Switzerland, fell sharply as declining prices for commodities, particularly copper, reduced revenue and profit. Shares of Sands China and Wynn Macau, both resort casino operators in Macau, came under pressure as slower growth in China and Chinese government efforts to curb corruption reduced casino traffic among wealthy customers.

Leading individual contributors to the Fund’s relative performance included the Fund’s underweight position in Banco Santander SA and its overweight positions in Ping An Insurance Group Co. and WPP PLC. Shares of Banco Santander, a Spanish banking company that was not held in the Fund, declined as a recession in Brazil, combined with margin pressure in Spain, reduced revenue in the bank’s two largest markets. Shares of Ping An Insurance Group Co., a Chinese insurer not held in the Benchmark, rose as the company continued to take advantage of the underserved Chinese insurance market to expand. Shares of WPP, a U.K. advertising company, rose as improving economic conditions in the U.K. fueled sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Vodafone Group plc (United Kingdom)	2.3%
2.	Novartis AG (Switzerland)	2.2
3.	Roche Holding AG (Switzerland)	2.1
4.	HSBC Holdings plc (United Kingdom)	2.1
5.	UBS Group AG (Switzerland)	2.0
6.	Sumitomo Mitsui Financial Group, Inc. (Japan)	2.0
7.	Prudential plc (United Kingdom)	2.0
8.	BG Group plc (United Kingdom)	2.0
9.	SAP SE (Germany)	2.0
10.	Toyota Motor Corp. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	22.1%
Japan	21.8
Switzerland	13.2
France	11.7
Germany	8.8
Netherlands	4.2
Hong Kong	4.1
China	2.6
South Korea	1.9
Belgium	1.7
Taiwan	1.1
Australia	1.1
Israel	1.1
South Africa	1.0
Others (each less than 1.0%)	2.4
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
Without Sales Charge		(1.89)%	3.62%	3.54%
With Sales Charge*		(7.01)	2.51	2.98
CLASS C SHARES	January 31, 2003
Without CDSC		(2.36)	3.10	2.99
With CDSC**		(3.36)	3.10	2.99
CLASS R2 SHARES	November 3, 2008	(2.14)	3.36	3.34
CLASS R5 SHARES	May 15, 2006	(1.42)	4.09	3.98
CLASS R6 SHARES	November 30, 2010	(1.44)	4.12	4.00
SELECT CLASS SHARES	January 1, 1997	(1.66)	3.86	3.79

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Equity Income Fund1

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.66%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)[2]	-0.07%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	-0.03%

Net Assets as of 10/31/2015 (In Thousands)	$110,417

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s security selection in the banks and industrial cyclical sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the health care sector and its security selection and underweight position in the technology-software sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bezeq Israel Telecommunication Corp., Direct Line Insurance Group PLC and Japan Airlines Co. Shares of Bezeq, an Israeli telecommunications provider, rose amid investor expectations that consolidation in the Israeli telecommunications sector would lead to improved earnings. Shares of Direct Line, a U.K. property insurer, rose on strong earnings growth. Shares of Japan Airlines rose as lower fuel costs and an increase in traffic — fueled partly by a weaker yen — boosted earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Suncorp Group Ltd., Johnson & Johnson and Centrica PLC. Shares of Suncorp Group, an Australian banking and insurance company, detracted from performance as the Australian dollar depreciated sharply, undermining the value of the shares. Shares of Johnson & Johnson, a U.S. diversified health care products company, were weighed down by investor concerns that a strong U.S. dollar and increased competition for several of the company’s best selling drugs would hurt earnings. Shares of Centrica, a U.K. energy utility, fell as global weakness in energy prices weighed on its earnings and the company reduced its dividend to shareholders.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

[1]	Effective January 30, 2015, the Fund’s name was changed from JPMorgan Global Equity Income Fund and the Fund’s investment strategy was changed.
[2]

Effective January 30, 2015, the Fund’s primary benchmark changed from the MSCI All Country World Index (net of foreign withholding taxes) to the MSCI EAFE Index (net of foreign withholding taxes) to more closely align the Fund’s primary benchmark with its investment strategies.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	3.2%
2.	Roche Holding AG (Switzerland)	3.2
3.	TOTAL S.A. (France)	2.8
4.	MMC Norilsk Nickel PJSC, ADR (Russia)	2.8
5.	Nippon Telegraph & Telephone Corp. (Japan)	2.6
6.	GlaxoSmithKline plc (United Kingdom)	2.6
7.	Bayer AG (Germany)	2.4
8.	Atlantia S.p.A. (Italy)	2.4
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.2
10.	UPM-Kymmene OYJ (Finland)	2.2

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	18.1%
Japan	15.6
Germany	13.7
Switzerland	7.0
France	6.1
Italy	5.9
Australia	5.4
Israel	3.2
Netherlands	3.1
Hong Kong	2.8
Russia	2.7
Finland	2.2
Taiwan	2.1
Denmark	2.1
United States	2.1
Canada	2.0
Spain	1.5
Portugal	1.2
Short-Term Investment	3.2

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
Without Sales Charge		0.29%	7.90%	4.90%
With Sales Charge*		(4.98)	5.98	3.69
CLASS C SHARES	February 28, 2011
Without CDSC		(0.29)	7.32	4.36
With CDSC**		(1.29)	7.32	4.36
CLASS R2 SHARES	February 28, 2011	0.05	7.61	4.62
CLASS R5 SHARES	February 28, 2011	0.71	8.36	5.35
CLASS R6 SHARES	January 30, 2015	0.69	8.35	5.35
SELECT CLASS SHARES	February 28, 2011	0.66	8.20	5.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index, the MSCI All Country World Index and the Lipper International Equity Income Funds Index from February 28, 2011 to October 31, 2015. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index and the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Equity Income Fund

(formerly JPMorgan Global Equity Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	0.33%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.07%

Net Assets as of 10/31/2015 (In Thousands)	$2,240,370

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the industrial cyclical and banks sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the health care and transportation services & construction cyclical sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in the U.K., Continental Europe and Japan, combined with an underweight position in the Pacific region (excluding Japan), made a positive contribution to relative performance. The Fund’s sole holding of a Canadian issuer, First Quantum Minerals Ltd., detracted from relative performance. Canada is not represented in the Benchmark.

Leading individual contributors to relative performance included the Fund’s overweight positions in Dentsu Inc., Daiwa House Industry Co. and Mitsubishi UFJ Financial Group Ltd. Shares of Dentsu, a Japanese advertising and communications company, rose on improved revenue growth. Shares of Daiwa House, a Japanese construction company, rose as an increase in domestic demand for housing boosted Daiwa’s earnings.

Shares of Mitsubishi UFJ, rose as the company moved to improve profitability and increase return to shareholders.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Sands China Ltd., Mazda Motor Corp. and Australia and New Zealand Banking Group Ltd. Shares of Sands China, a Macau casino resort operator, declined as slower economic growth in China and Chinese government efforts to curb corruption reduced casino traffic among wealthy customers. Shares of Mazda, a Japanese automaker, declined on disappointing earnings. Shares of Australia and New Zealand Banking Group, a financial services company, declined as weak commodities prices hurt Australian economic activity and undermined the value of the Australian dollar.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Nestle S.A. (Switzerland)	3.2%
2.	Roche Holding AG (Switzerland)	2.9
3.	Bayer AG (Germany)	2.3
4.	Vodafone Group plc (United Kingdom)	2.2
5.	Royal Dutch Shell plc, Class A (Netherlands)	2.2
6.	British American Tobacco plc (United Kingdom)	2.0
7.	HSBC Holdings plc (United Kingdom)	1.9
8.	Rio Tinto plc (United Kingdom)	1.9
9.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.9
10.	Dentsu, Inc. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	26.0%
Japan	21.7
Switzerland	11.1
France	9.8
Germany	6.7
Netherlands	5.0
Australia	3.6
Italy	2.8
Finland	2.0
Hong Kong	2.0
Ireland	1.5
Sweden	1.4
Norway	1.0
Others (each less than 1.0%)	3.1
Short-Term Investment	2.3

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		(0.15)%	3.99%	4.16%
With Sales Charge*		(5.40)	2.88	3.60
CLASS C SHARES	July 31, 2007
Without CDSC		(0.63)	3.49	3.64
With CDSC**		(1.63)	3.49	3.64
CLASS R6 SHARES	November 30, 2010	0.41	4.53	4.67
INSTITUTIONAL CLASS SHARES	February 26, 1997	0.33	4.44	4.62
SELECT CLASS SHARES	September 10, 2001	0.13	4.26	4.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.00%	†
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.07%

Net Assets as of 10/31/2015 (In Thousands)	$884,329

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares marginally outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the industrial cyclical and property sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the utilities and insurance sectors was a leading detractor from relative performance. By region, the Fund’s security selection in all major geographic regions contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.3%
2.	Roche Holding AG (Switzerland)	2.1
3.	Toyota Motor Corp. (Japan)	1.9
4.	Novartis AG (Switzerland)	1.5
5.	British American Tobacco plc (United Kingdom)	1.5
6.	AstraZeneca plc (United Kingdom)	1.4
7.	HSBC Holdings plc (United Kingdom)	1.3
8.	Bayer AG (Germany)	1.3
9.	Vodafone Group plc (United Kingdom)	1.2
10.	SABMiller plc (United Kingdom)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	22.3%
United Kingdom	19.8
Switzerland	10.3
France	10.1
Germany	8.6
Australia	5.4
Netherlands	4.4
Italy	2.9
Hong Kong	2.5
Spain	2.4
Sweden	2.3
Finland	2.1
Denmark	1.7
Ireland	1.5
Others (each less than 1.0%)	2.3
Short-Term Investment	1.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.
†	Amount rounds to less than 0.01%.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
Without Sales Charge		(0.29)%	3.54%	3.55%
With Sales Charge*		(5.53)	2.44	3.00
CLASS C SHARES	November 4, 1997
Without CDSC		(0.77)	2.91	2.87
With CDSC**		(1.77)	2.91	2.87
CLASS R2 SHARES	November 3, 2008	(0.50)	3.29	3.29
SELECT CLASS SHARES	October 28, 1992	0.00	3.80	3.81

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI,

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.29%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	-4.68%

Net Assets as of 10/31/2015 (In Thousands)	$74,496

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the financials, consumer discretionary and health care sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the industrials and energy sectors and its underweight position to the consumer staples sector were leading detractors from relative performance.

By region, the Fund’s security selection in, and relative allocations to, emerging markets and Continental Europe were leading contributors to relative performance, while the Fund’s security selection in Canada detracted from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Ping An Insurance Group Co., Accor SA and Cheung Kong Holdings Ltd. Shares of Ping An Insurance Group Co., a Chinese insurer, rose as the company continued to take advantage of the underserved Chinese insurance market in order to expand. Shares of Accor, a French hotel operator that derives the bulk of its revenue from Europe, rose on expectations that the company would benefit from improving economic conditions in Europe as well as the company’s efforts to increase revenue. Shares of Cheung

Kong, a Hong Kong property developer and conglomerate, rose after the company, along with its Hutchison Whampoa affiliate, announced it was revamping its organizational structure to separate its Chinese real estate activities from the rest of the business.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Baidu Inc., Sands China Ltd. and MEG Energy Corp. Shares of Baidu, a Chinese Internet portal operator, fell as a pullback in Chinese equity prices raised concerns about the Chinese economy. Shares of Sands China, a developer-operator of resort casinos in Macau, fell as slower growth in China and Chinese government efforts to quell corruption reduced casino traffic among wealthy customers. Shares of MEG Energy, a Canadian energy company focused on the Alberta oil sands region, fell on weakness in global oil prices.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and “change” companies, whose future prospects the managers believed were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Continental AG (Germany)	3.3%
2.	Nokia OYJ (Finland)	3.3
3.	Samsung Electronics Co., Ltd., Reg. S, GDR (South Korea)	3.2
4.	Baidu, Inc., ADR (China)	3.1
5.	Orange S.A. (France)	3.1
6.	Lloyds Banking Group plc (United Kingdom)	3.0
7.	Prudential plc (United Kingdom)	2.8
8.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.8
9.	ING Groep N.V., CVA (Netherlands)	2.8
10.	Vodafone Group plc (United Kingdom)	2.8

PORTFOLIO COMPOSITION BY COUNTRY*
United Kingdom	20.0%
Japan	13.3
France	11.0
China	8.4
Switzerland	8.1
Germany	5.3
Netherlands	4.9
Canada	3.5
Finland	3.3
India	3.3
South Korea	3.2
Hong Kong	2.8
Israel	2.8
Ireland	2.1
Italy	2.0
South Africa	1.7
Australia	1.6
Taiwan	1.4
Short-Term Investment	1.3

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		2.98%	7.08%	9.24%
With Sales Charge*		(2.43)	5.16	7.75
CLASS C SHARES	November 30, 2011
Without CDSC		2.39	6.53	8.69
With CDSC**		1.39	6.53	8.69
CLASS R2 SHARES	November 30, 2011	2.67	6.80	8.96
CLASS R5 SHARES	November 30, 2011	3.43	7.56	9.73
CLASS R6 SHARES	November 30, 2011	3.48	7.61	9.79
SELECT CLASS SHARES	November 30, 2011	3.29	7.37	9.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S., and the Lipper International Large-Cap Core Funds Index from November 30, 2011 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	-4.23%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	-4.23%

Net Assets as of 10/31/2015 (In Thousands)	$2,444,196

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares performed in line with the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the banks and technology-hardware sectors was a leading contributor to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection in the health care and consumer non-durable sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in the U.K. and Continental Europe was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in Japan and its exposure to emerging markets were leading detractors from relative performance. Emerging markets were not represented in the Benchmark.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Mitsubishi UFJ Financial Group Inc., Sony Corp. and Daiwa House Industry Co. Shares of Mitsubishi UFJ, a Japanese banking company, rose on moves to improve profitability and increase returns to shareholders. Shares of Daiwa House, a Japanese construction company, rose on improved earnings due to increased domestic demand for housing. Shares of Sony, an entertainment and consumer electronics company not held in the Benchmark, rose as strong sales of its PlayStation 4 and cost cutting helped the company return to profitability.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hitachi Ltd., ArcelorMittal SA and Engie SA. Shares of Hitachi, a Japanese industrial conglomerate, declined on disappointing earnings. Shares of ArcelorMittal, a steelmaker, fell on concerns about competition from Chinese steelmakers. Shares of Engie, a French state-owned energy company, fell amid weakness in energy prices and lower output from its Belgian nuclear operations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	TOTAL S.A. (France)	3.1%
2.	Toyota Motor Corp. (Japan)	3.1
3.	Mitsubishi UFJ Financial Group, Inc. (Japan)	3.1
4.	Vodafone Group plc (United Kingdom)	2.8
5.	Nippon Telegraph & Telephone Corp. (Japan)	2.3
6.	BNP Paribas S.A. (France)	2.2
7.	Daimler AG (Germany)	2.0
8.	AXA S.A. (France)	1.9
9.	ING Groep N.V., CVA (Netherlands)	1.8
10.	Roche Holding AG (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	23.2%
United Kingdom	22.1
France	12.3
Germany	6.9
Switzerland	6.2
Italy	5.3
Netherlands	4.9
Finland	3.3
Australia	3.0
Ireland	2.0
Hong Kong	1.7
Sweden	1.6
Norway	1.6
China	1.3
South Korea	1.0
Others (each less than 1.0%)	2.4
Short-Term Investment	1.2

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		(4.63)%	2.36%	3.27%
With Sales Charge*		(9.61)	1.26	2.72
CLASS C SHARES	July 11, 2006
Without CDSC		(5.01)	1.85	2.76
With CDSC**		(6.01)	1.85	2.76
CLASS R2 SHARES	November 3, 2008	(4.84)	2.11	3.09
CLASS R6 SHARES	November 30, 2010	(4.04)	2.88	3.76
INSTITUTIONAL CLASS SHARES	November 4, 1993	(4.23)	2.76	3.70
SELECT CLASS SHARES	September 10, 2001	(4.28)	2.63	3.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	0.93%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	-0.07%

Net Assets as of 10/31/2015 (In Thousands)	$2,081,916

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth and value characteristics) would be the primary drivers of returns.

During the reporting period, securities exhibiting the growth characteristics targeted by the Fund (high earnings momentum and high medium-term price momentum) generally outperformed the broader market. In contrast, securities exhibiting the value characteristics targeted by the Fund, (including low price-to-earnings and low price-to-book ratios) generally outperformed the broader market during the twelve month period. Price-to-earnings ratio is the price of a share divided by per share earnings for a twelve month period. Price-to-book ratio is the current closing price of a share divided by the book value per share for the most recent quarter.

The Fund’s security selection in the consumer discretionary and financials sector was a leading contributor to performance relative to the Benchmark for the twelve month period. The Fund’s security selection in the information technology sector was a detractor from relative performance.

The Fund targeted investments in companies that exhibited specific growth and/or value characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion. This influence is believed to give rise to persistent growth and value anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth, value and/or quality characteristics.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Novartis AG (Switzerland)	2.0%
2.	Roche Holding AG (Switzerland)	1.7
3.	Royal Dutch Shell plc, Class B (Netherlands)	1.6
4.	Toyota Motor Corp. (Japan)	1.6
5.	Nestle S.A. (Switzerland)	1.4
6.	Sanofi (France)	1.3
7.	Unilever N.V., CVA (United Kingdom)	1.3
8.	British American Tobacco plc (United Kingdom)	1.2
9.	TOTAL S.A. (France)	1.2
10.	Bayer AG (Germany)	1.2

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	21.7%
United Kingdom	18.6
France	11.2
Switzerland	8.6
Germany	8.6
Australia	5.4
Netherlands	4.3
Sweden	2.7
Denmark	2.6
Spain	2.6
Hong Kong	2.5
Italy	2.1
Ireland	1.6
Belgium	1.5
Others (each less than 1.0%)	4.7
Short-Term Investment	1.3

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		0.45%	4.45%	3.32%
With Sales Charge*		(4.82)	3.33	2.76
CLASS C SHARES	February 28, 2006
Without CDSC		0.00	3.93	2.83
With CDSC**		(1.00)	3.93	2.83
CLASS R2 SHARES	November 3, 2008	0.24	4.19	3.14
CLASS R6 SHARES	May 29, 2015	0.98	4.97	3.84
INSTITUTIONAL CLASS SHARES	April 30, 2001	0.93	4.96	3.83
SELECT CLASS SHARES	February 28, 2006	0.80	4.72	3.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C and Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class C and Class R2 Shares would have been lower than those shown because Class C and Class R2 Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than those shown because Select Class Shares have higher expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.1%
	Brazil — 3.0%
2,292	Banco do Brasil S.A.	9,490
2,134	Itau Unibanco Holding S.A. (Preference Shares), ADR	14,616
1,543	JBS S.A.	5,702
1,645	MRV Engenharia e Participacoes S.A.	3,166

		32,974

	Cayman Islands — 0.3%
401	Chlitina Holding Ltd.	3,269

	China — 24.7%
1,005	AAC Technologies Holdings, Inc.	6,374
2,116	ANTA Sports Products Ltd.	5,919
28,948	Bank of China Ltd., Class H	13,651
8,913	Belle International Holdings Ltd.	8,651
17,671	China CITIC Bank Corp., Ltd., Class H (a)	11,427
16,502	China Everbright Bank Co., Ltd., Class H	8,087
4,708	China Lesso Group Holdings Ltd.	3,806
3,492	China Machinery Engineering Corp., Class H	3,031
5,826	China Merchants Bank Co., Ltd., Class H	15,212
9,639	China Minsheng Banking Corp., Ltd., Class H	9,686
5,098	China Railway Construction Corp., Ltd., Class H	7,620
14,982	China Telecom Corp., Ltd., Class H	7,815
7,532	CNOOC Ltd.	8,507
15,980	Geely Automobile Holdings Ltd.	8,522
14,750	GOME Electrical Appliances Holdings Ltd.	2,695
5,350	Great Wall Motor Co., Ltd., Class H	6,497
7,436	Huadian Power International Corp., Ltd., Class H	5,437
8,302	Huaneng Power International, Inc., Class H	8,988
34,570	Industrial & Commercial Bank of China Ltd., Class H	21,928
9,448	Jiangnan Group Ltd.	2,164
10,484	Lenovo Group Ltd.	9,741
88	NetEase, Inc., ADR	12,688
5,312	PICC Property & Casualty Co., Ltd., Class H	12,053
895	Ping An Insurance Group Co. of China Ltd., Class H	5,024
3,278	Shanghai Electric Group Co., Ltd., Class H	2,046
1,429	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	3,295
4,264	Shenzhen Expressway Co., Ltd., Class H	3,286
2,342	Sinopharm Group Co., Ltd., Class H	9,653
2,892	Sunny Optical Technology Group Co., Ltd.	6,724
633	Tencent Holdings Ltd.	11,937
316	Trina Solar Ltd., ADR (a)	3,223
282	Vipshop Holdings Ltd., ADR (a)	5,795

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
1,297	Xinjiang Goldwind Science & Technology Co., Ltd., Class H	2,435
8,154	Xinyi Solar Holdings Ltd.	3,242
7,354	Zhejiang Expressway Co., Ltd., Class H	9,041
2,272	ZTE Corp., Class H	5,472

		271,672

	Cyprus — 0.3%
168	QIWI plc, ADR	2,896

	Egypt — 0.4%
827	Commercial International Bank Egypt SAE, GDR	4,826

	Hong Kong — 4.9%
881	China Mobile Ltd.	10,557
3,354	China Overseas Land & Investment Ltd.	10,833
3,060	China Resources Land Ltd.	7,952
10,764	China Travel International Investment Hong Kong Ltd.	4,865
34,875	REXLot Holdings Ltd.	1,327
2,702	Shenzhen International Holdings Ltd.	4,104
7,364	Sino Biopharmaceutical Ltd.	9,151
6,702	Skyworth Digital Holdings Ltd.	4,960

		53,749

	India — 5.1%
1,749	Apollo Tyres Ltd.	4,585
559	Bharat Petroleum Corp., Ltd.	7,434
286	Ceat Ltd.	4,712
756	HCL Technologies Ltd.	10,071
726	Hexaware Technologies Ltd.	2,657
807	Hindustan Petroleum Corp., Ltd.	9,493
533	Housing Development Finance Corp., Ltd.	10,209
553	Jubilant Life Sciences Ltd.	3,452
1,130	Power Finance Corp., Ltd.	4,126

		56,739

	Indonesia — 2.1%
17,126	Astra International Tbk PT	7,362
22,572	Bank Negara Indonesia Persero Tbk PT	7,803
10,234	Bank Rakyat Indonesia Persero Tbk PT	7,833

		22,998

	Malaysia — 0.5%
2,607	MISC Bhd	5,479

	Poland — 1.5%
643	Polski Koncern Naftowy Orlen S.A.	10,426
3,392	Polskie Gornictwo Naftowe i Gazownictwo S.A.	6,010

		16,436

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Russia — 5.6%
3,247	Alrosa PAO	2,615
250	Lukoil PJSC, ADR	9,069
13,114	Magnitogorsk Iron & Steel Works OJSC	4,943
701	MMC Norilsk Nickel PJSC, ADR	10,388
811	Mobile TeleSystems PJSC, ADR	5,703
2,524	Moscow Exchange MICEX-RTS PJSC	3,551
2,002	Sberbank PAO, ADR	12,225
552	Severstal PAO, Reg. S, GDR	6,480
223	Tatneft PAO, ADR	6,869

		61,843

	South Africa — 2.4%
3,428	Netcare Ltd.	9,748
374	Spar Group Ltd. (The)	5,362
1,935	Steinhoff International Holdings Ltd.	11,832

		26,942

	South Korea — 17.3%
404	BNK Financial Group, Inc.	4,952
126	Coway Co., Ltd.	9,395
5	Crown Confectionery Co., Ltd.	2,665
339	DGB Financial Group, Inc.	3,142
23	GS Home Shopping, Inc.	3,452
78	GS Retail Co., Ltd.	3,922
32	Hana Tour Service, Inc.	3,534
189	Hankook Tire Co., Ltd.	7,207
70	Hyosung Corp.	7,161
103	Hyundai Development Co-Engineering & Construction	4,146
51	Hyundai Elevator Co., Ltd. (a)	2,322
27	Hyundai Mobis Co., Ltd.	5,596
727	Industrial Bank of Korea	8,895
242	Kangwon Land, Inc.	8,990
351	KB Financial Group, Inc.	11,107
40	KEPCO Plant Service & Engineering Co., Ltd.	3,621
139	KH Vatec Co., Ltd.	2,443
249	Kia Motors Corp.	12,137
128	Korea Electric Power Corp.	5,761
12	Korea Zinc Co., Ltd.	4,842
130	KT&G Corp.	13,030
35	Lotte Chemical Corp.	7,419
931	Meritz Securities Co., Ltd.	4,140
53	NCSoft Corp.	8,811
224	Partron Co., Ltd.	1,924
16	Samsung Electronics Co., Ltd.	18,841
110	Seah Besteel Corp.	2,760
303	SK Hynix, Inc.	8,105
161	S-Oil Corp.	9,625

		189,945

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — 17.8%
9,213	Advanced Semiconductor Engineering, Inc.	10,636
1,120	Casetek Holdings Ltd.	4,903
978	Catcher Technology Co., Ltd.	9,598
7,213	Cathay Financial Holding Co., Ltd.	10,274
3,025	Chailease Holding Co., Ltd.	5,775
1,566	Chicony Electronics Co., Ltd.	3,727
1,947	Chipbond Technology Corp.	2,771
5,501	Compeq Manufacturing Co., Ltd.	3,605
8,948	E.Sun Financial Holding Co., Ltd.	5,378
2,423	Elite Material Co., Ltd.	4,951
902	Feng TAY Enterprise Co., Ltd.	5,171
1,867	FLEXium Interconnect, Inc.	5,208
5,872	Fubon Financial Holding Co., Ltd.	9,491
1,319	Grape King Bio Ltd.	7,251
3,240	Highwealth Construction Corp.	4,773
4,161	Hon Hai Precision Industry Co., Ltd.	11,061
1,551	Hota Industrial Manufacturing Co., Ltd.	5,142
16,765	Innolux Corp.	5,624
3,721	Inotera Memories, Inc. (a)	2,856
59	Largan Precision Co., Ltd.	4,585
13,833	Mega Financial Holding Co., Ltd.	10,079
3,680	Pegatron Corp.	8,993
5,337	Pou Chen Corp.	7,527
1,614	Ruentex Industries Ltd.	2,974
1,135	Shin Zu Shing Co., Ltd.	3,662
2,101	Taiwan Paiho Ltd.	5,021
597	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,117
3,972	Vanguard International Semiconductor Corp.	5,105
5,352	Wan Hai Lines Ltd.	3,536
2,807	Win Semiconductors Corp.	3,809
810	Yeong Guan Energy Technology Group Co., Ltd.	5,183
1,376	Zhen Ding Technology Holding Ltd.	3,911

		195,697

	Thailand — 0.8%
17,853	Krung Thai Bank PCL, NVDR	8,567

	Turkey — 6.7%
1,106	Arcelik A.S.	6,026
763	Dogus Otomotiv Servis ve Ticaret A.S.	2,764
5,807	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	5,626
5,903	Eregli Demir ve Celik Fabrikalari TAS	8,366
2,555	KOC Holding A.S.	11,541
523	TAV Havalimanlari Holding A.S.	4,102
735	Tofas Turk Otomobil Fabrikasi A.S.	4,846
4,119	Turkiye Garanti Bankasi A.S.	10,667

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Turkey — continued
2,735	Turkiye Halk Bankasi A.S.	10,247
5,867	Turkiye Is Bankasi, Class C	9,999

		74,184

	United Arab Emirates — 0.7%
10,631	Air Arabia PJSC	3,903
1,908	Dubai Islamic Bank PJSC	3,352

		7,255

	Total Common Stocks (Cost $1,062,828)	1,035,471

Preferred Stock — 0.8%
	Russia — 0.8%
13,051	Surgutneftegas OAO	8,896

	Total Preferred Stocks (Cost $9,411)	8,896

Short-Term Investment — 3.3%
	Investment Company — 3.3%
36,465	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $36,465)	36,465

	Total Investments — 98.2% (Cost $1,108,704)	1,080,832
	Other Assets in Excess of Liabilities — 1.8% (c)	20,011

	NET ASSETS — 100.0%	$1,100,843

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.6%
Oil, Gas & Consumable Fuels	7.1
Electronic Equipment, Instruments & Components	5.2
Technology Hardware, Storage & Peripherals	5.2
Semiconductors & Semiconductor Equipment	4.9
Metals & Mining	4.2
Automobiles	3.6
Household Durables	3.3
Textiles, Apparel & Luxury Goods	3.3
Insurance	2.5
Auto Components	2.5
Internet Software & Services	2.3
Real Estate Management & Development	2.2
Diversified Financial Services	2.1
Health Care Providers & Services	2.1
Transportation Infrastructure	1.9
Hotels, Restaurants & Leisure	1.7
Wireless Telecommunication Services	1.5
IT Services	1.4
Construction & Engineering	1.4
Chemicals	1.3
Independent Power & Renewable Electricity Producers	1.3
Tobacco	1.2
Pharmaceuticals	1.2
Industrial Conglomerates	1.1
Personal Products	1.0
Others (each less than 1.0%)	10.5
Short-Term Investment	3.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
966	Mini MSCI Emerging Markets Index	12/18/15	USD	$40,751	$(979)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.2%
	Australia — 1.2%
4,952	Oil Search Ltd.	27,597

	Brazil — 7.5%
5,268	AMBEV S.A., ADR	25,655
3,719	BB Seguridade Participacoes S.A.	25,652
7,433	CCR S.A.	23,359
1,866	Cielo S.A.	17,717
3,330	Itau Unibanco Holding S.A. (Preference Shares), ADR	22,810
3,692	Lojas Renner S.A.	17,710
845	Marcopolo S.A.	408
1,563	Ultrapar Participacoes S.A.	27,148
2,265	WEG S.A.	8,457

		168,916

	China — 9.6%
143	Alibaba Group Holding Ltd., ADR (a)	11,952
149	Baidu, Inc., ADR (a)	27,997
6,281	Chongqing Changan Automobile Co., Ltd., Class B	11,559
16,843	CNOOC Ltd.	19,024
28,040	Geely Automobile Holdings Ltd.	14,953
1,082	JD.com, Inc., ADR (a)	29,896
3,430	Tencent Holdings Ltd.	64,644
1,434	Tsingtao Brewery Co., Ltd., Class H	6,845
1,439	Vipshop Holdings Ltd., ADR (a)	29,522

		216,392

	Cyprus — 0.2%
1,183	Globaltrans Investment plc, Reg. S, GDR (a)	4,966

	Hong Kong — 7.0%
14,148	AIA Group Ltd.	82,953
46	Jardine Matheson Holdings Ltd.	2,500
379	Jardine Matheson Holdings Ltd. 1	20,593
9,968	Sands China Ltd.	35,894
20,496	Sun Art Retail Group Ltd.	16,753

		158,693

	India — 19.6%
331	ACC Ltd.	6,969
1,953	Ambuja Cements Ltd.	6,174
1,442	Asian Paints Ltd.	18,286
865	HDFC Bank Ltd.	17,378
850	HDFC Bank Ltd., ADR	51,987
4,355	Housing Development Finance Corp., Ltd.	83,468
2,549	Infosys Ltd., ADR	46,283
9,305	ITC Ltd.	47,551
1,976	Kotak Mahindra Bank Ltd.	20,824

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — continued
1,306	Lupin Ltd.	38,483
859	Mahindra & Mahindra Ltd.	15,516
1,917	Tata Consultancy Services Ltd.	73,067
619	Tata Motors Ltd., ADR (a)	18,296

		444,282

	Indonesia — 3.4%
58,797	Astra International Tbk PT	25,275
23,219	Bank Central Asia Tbk PT	21,813
38,909	Bank Rakyat Indonesia Persero Tbk PT	29,779

		76,867

	Mexico — 2.1%
12,036	Fibra Uno Administracion S.A. de C.V.	26,435
3,015	Infraestructura Energetica Nova S.A.B. de C.V.	14,538
546	Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	6,847

		47,820

	Panama — 0.7%
308	Copa Holdings S.A., Class A	15,540

	Peru — 1.0%
202	Credicorp Ltd.	22,826

	Russia — 5.6%
799	Lukoil PJSC, ADR	29,009
159	Magnit PJSC	27,733
366	Magnit PJSC, Reg. S, GDR	16,628
650	Mail.Ru Group Ltd., Reg. S, GDR (a)	12,640
29,575	Sberbank PAO	41,932

		127,942

	South Africa — 17.1%
1,441	Aspen Pharmacare Holdings Ltd. (a)	32,296
2,036	Bidvest Group Ltd. (The)	52,018
380	Capitec Bank Holdings Ltd.	16,427
8,252	FirstRand Ltd.	30,236
398	Imperial Holdings Ltd.	5,179
10,567	Life Healthcare Group Holdings Ltd.	29,453
1,427	Mr Price Group Ltd.	21,918
2,506	MTN Group Ltd.	28,526
174	Naspers Ltd., Class N	25,410
2,369	Remgro Ltd.	47,402
6,677	Sanlam Ltd.	30,165
2,145	Shoprite Holdings Ltd.	22,287
6,337	Woolworths Holdings Ltd.	46,882

		388,199

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	South Korea — 4.2%
178	Hyundai Motor Co.	24,373
717	Kia Motors Corp.	35,004
30	Samsung Electronics Co., Ltd.	35,605

		94,982

	Switzerland — 1.1%
364	Luxoft Holding, Inc. (a)	24,229

	Taiwan — 7.2%
4,949	Delta Electronics, Inc.	25,164
1,738	MediaTek, Inc.	13,554
4,184	President Chain Store Corp.	27,776
17,474	Siliconware Precision Industries Co., Ltd.	23,087
3,390	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	74,442

		164,023

	Thailand — 4.1%
3,768	Advanced Info Service PCL, NVDR	24,653
5,803	Kasikornbank PCL, NVDR	28,066
1,480	Siam Cement PCL (The)	18,791
341	Siam Cement PCL (The), NVDR	4,353
4,836	Siam Commercial Bank PCL (The)	18,113

		93,976

	Turkey — 2.4%
924	Ford Otomotiv Sanayi A.S.	10,858
5,120	KOC Holding A.S.	23,122
7,480	Turkiye Garanti Bankasi A.S.	19,368

		53,348

	United Kingdom — 2.2%
929	Anglo American plc	7,798
665	SABMiller plc	40,877

		48,675

	Total Common Stocks (Cost $2,124,791)	2,179,273

Preferred Stocks — 0.4%
	Brazil — 0.4%
1,049	Itau Unibanco Holding S.A.	7,201
6,486	Marcopolo S.A.	3,279

	Total Preferred Stocks (Cost $18,521)	10,480

SHARES	SECURITY DESCRIPTION	VALUE($)

Structured Instruments — 0.4%
	China — 0.4%
	Low Exercise Cash Settled Call Warrants — 0.4%
	Chongqing Changan Automobile Co., Ltd.,
859	expiring 10/13/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	2,084
2,681	expiring 10/17/18 (Strike Price $0.00) (issued through UBS AG) (a)	6,501

	Total Structured Instruments (Cost $9,025)	8,585

Short-Term Investment — 2.8%
	Investment Company — 2.8%
62,382	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $62,382)	62,382

	Total Investments — 99.8% (Cost $2,214,719)	2,260,720
	Other Assets in Excess of Liabilities — 0.2%	5,131

	NET ASSETS — 100.0%	$2,265,851

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.1%
IT Services	7.3
Automobiles	7.1
Insurance	6.1
Internet Software & Services	5.2
Food & Staples Retailing	4.9
Semiconductors & Semiconductor Equipment	4.9
Oil, Gas & Consumable Fuels	4.5
Industrial Conglomerates	4.3
Thrifts & Mortgage Finance	3.7
Diversified Financial Services	3.4
Beverages	3.2
Pharmaceuticals	3.1
Multiline Retail	2.9

INDUSTRY	PERCENTAGE
Internet & Catalog Retail	2.6%
Wireless Telecommunication Services	2.4
Tobacco	2.1
Construction Materials	1.6
Hotels, Restaurants & Leisure	1.6
Technology Hardware, Storage & Peripherals	1.6
Health Care Providers & Services	1.3
Real Estate Investment Trusts (REITs)	1.2
Media	1.1
Electronic Equipment, Instruments & Components	1.1
Transportation Infrastructure	1.0
Specialty Retail	1.0
Others (each less than 1.0%)	3.9
Short-Term Investment	2.8

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.0%
		Brazil — 8.1%
11		AMBEV S.A., ADR	54
5		Banco Bradesco S.A., ADR	26
11		Banco do Brasil S.A.	45
8		BB Seguridade Participacoes S.A.	54
4		Tractebel Energia S.A.	38

			217

		Chile — 2.4%
3		Banco Santander Chile, ADR	65

		China — 6.6%
101		Bank of China Ltd., Class H	48
78		China Construction Bank Corp., Class H	56
83		Industrial & Commercial Bank of China Ltd., Class H	53
14		MGM China Holdings Ltd.	20

			177

		Czech Republic — 2.0%
–	(h)	Komercni Banka A.S.	54

		Hong Kong — 8.1%
4		China Mobile Ltd.	48
20		China Resources Power Holdings Co., Ltd.	45
3		Hang Seng Bank Ltd.	46
16		Sands China Ltd.	56
2		VTech Holdings Ltd.	22

			217

		Hungary — 1.6%
2		OTP Bank plc	44

		Indonesia — 1.0%
9		Indo Tambangraya Megah Tbk PT	6
109		Telekomunikasi Indonesia Persero Tbk PT	21

			27

		Mexico — 2.5%
28		Kimberly-Clark de Mexico S.A.B. de C.V., Class A	68

		Poland — 1.9%
1		Powszechny Zaklad Ubezpieczen S.A.	52

		Russia — 5.8%
1		Lukoil PJSC, ADR	45
1		MegaFon PJSC, Reg. S, GDR	19
3		MMC Norilsk Nickel PJSC, ADR	43
3		Mobile TeleSystems PJSC, ADR	23
2		Severstal PAO, Reg. S, GDR	27

			157

SHARES		SECURITY DESCRIPTION	VALUE($)

		Singapore — 1.3%
64		Hutchison Port Holdings Trust, Class U	36

		South Africa — 14.7%
7		AVI Ltd.	42
4		Barclays Africa Group Ltd.	54
2		Bidvest Group Ltd. (The)	61
11		FirstRand Ltd.	40
4		Imperial Holdings Ltd.	45
22		Life Healthcare Group Holdings Ltd.	61
29		MMI Holdings Ltd.	52
4		MTN Group Ltd.	41

			396

		South Korea — 6.3%
1		Kangwon Land, Inc.	24
1		KT&G Corp.	64
–	(h)	Samsung Electronics Co., Ltd.	43
2		SK Telecom Co., Ltd., ADR	38

			169

		Taiwan — 22.9%
5		Asustek Computer, Inc.	45
21		Cheng Shin Rubber Industry Co., Ltd.	38
9		Chicony Electronics Co., Ltd.	22
14		Delta Electronics, Inc.	71
10		Far EasTone Telecommunications Co., Ltd.	22
8		MediaTek, Inc.	63
8		Novatek Microelectronics Corp.	27
6		President Chain Store Corp.	40
19		Quanta Computer, Inc.	32
4		Radiant Opto-Electronics Corp.	12
44		Siliconware Precision Industries Co., Ltd.	58
4		Simplo Technology Co., Ltd.	14
16		Taiwan Mobile Co., Ltd.	50
4		Taiwan Semiconductor Manufacturing Co., Ltd., ADR	80
2		Tripod Technology Corp.	3
31		Vanguard International Semiconductor Corp.	40

			617

		Thailand — 4.0%
9		Advanced Info Service PCL	55
4		Siam Cement PCL (The)	51

			106

		Turkey — 3.3%
12		Eregli Demir ve Celik Fabrikalari TAS	18
6		Tofas Turk Otomobil Fabrikasi A.S.	42

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Turkey — continued
7	Turkcell Iletisim Hizmetleri A.S.	29

		89

	United Arab Emirates — 1.5%
12	First Gulf Bank PJSC	40

	Total Common Stocks (Cost $2,923)	2,531

Preferred Stock — 0.8%
	Russia — 0.8%
34	Surgutneftegas OAO (Cost $23)	23

Structured Instruments — 3.0%
	China — 3.0%
	Low Exercise Cash Settled Call Warrants — 3.0%
20	Fuyao Glass Industry Group Co., Ltd., expiring 09/23/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	42
7	Midea Group Co., Ltd., expiring 06/20/16 (Strike Price $1.00) (issued through UBS AG) (a)	29
2	Midea Group Co., Ltd., expiring 10/29/18 (Strike Price $0.00) (issued through BNP Paribas) (a)	9

	Total Structured Instruments (Cost $82)	80

NUMBER OF WARRANTS
Warrants — 1.7%
	Saudi Arabia — 1.7%
3	Al Rajhi Bank, expiring 08/22/16 (Strike Price $1.00) (a)	37
1	Yanbu National Petrochemical, expiring 07/31/17 (Strike Price $1.00) (a)	10

	Total Warrants (Cost $47)	47

	Total Investments — 99.5% (Cost $3,075)	2,681
	Other Assets in Excess of Liabilities — 0.5%	12

	NET ASSETS — 100.0%	$2,693

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.1%
Wireless Telecommunication Services	12.1
Semiconductors & Semiconductor Equipment	10.4
Insurance	5.9
Technology Hardware, Storage & Peripherals	5.3
Hotels, Restaurants & Leisure	3.7
Electronic Equipment, Instruments & Components	3.3
Metals & Mining	3.3
Independent Power & Renewable Electricity Producers	3.1
Oil, Gas & Consumable Fuels	2.7
Household Products	2.5
Tobacco	2.4
Industrial Conglomerates	2.3
Construction Materials	2.3
Health Care Providers & Services	2.3
Beverages	2.0
Distributors	1.7
Automobiles	1.6
Food Products	1.6
Diversified Financial Services	1.5
Food & Staples Retailing	1.5
Auto Components	1.4
Transportation Infrastructure	1.3
Household Durables	1.1
Others (each less than 1.0%)	1.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.8%
	Australia — 2.4%
247	AGL Energy Ltd.	2,926
1,462	Alumina Ltd.	1,122
356	Amcor Ltd.	3,438
488	AMP Ltd.	1,978
275	APA Group	1,789
284	Asciano Ltd.	1,652
534	Aurizon Holdings Ltd.	1,958
642	Australia & New Zealand Banking Group Ltd.	12,423
107	Bank of Queensland Ltd.	997
38	Bendigo & Adelaide Bank Ltd.	291
708	BHP Billiton Ltd.	11,611
459	BHP Billiton plc	7,344
144	Brambles Ltd.	1,059
58	Caltex Australia Ltd.	1,296
304	Coca-Cola Amatil Ltd.	1,968
20	Cochlear Ltd.	1,252
330	Commonwealth Bank of Australia	17,943
190	Computershare Ltd.	1,460
8	Crown Resorts Ltd.	61
127	CSL Ltd.	8,469
342	Dexus Property Group	1,877
1,164	Federation Centres Ltd.	2,404
663	Goodman Group	2,847
606	Insurance Australia Group Ltd.	2,408
267	Lend Lease Group	2,456
84	Macquarie Group Ltd.	5,066
1,170	Mirvac Group	1,495
483	National Australia Bank Ltd.	10,317
204	Newcrest Mining Ltd. (a)	1,774
112	Orica Ltd.	1,313
267	Origin Energy Ltd.	1,039
446	Qantas Airways Ltd. (a)	1,256
288	QBE Insurance Group Ltd.	2,698
46	Ramsay Health Care Ltd.	2,031
22	REA Group Ltd.	746
179	Santos Ltd.	738
879	Scentre Group	2,578
7	SEEK Ltd.	64
1,438	South32 Ltd. (a)	1,489
182	Stockland	522
452	Suncorp Group Ltd.	4,196
287	Sydney Airport	1,313
567	Tabcorp Holdings Ltd.	1,894
929	Telstra Corp., Ltd.	3,558
113	TPG Telecom Ltd.	886
538	Transurban Group	3,989

SHARES		SECURITY DESCRIPTION	VALUE($)

		Australia — continued
184		Wesfarmers Ltd.	5,148
266		Westfield Corp.	1,933
708		Westpac Banking Corp.	15,776
174		Woodside Petroleum Ltd.	3,653
357		Woolworths Ltd.	6,111

			174,612

		Austria — 0.0% (g)
–	(h)	Telekom Austria AG	–	(h)

		Belgium — 0.3%
112		Anheuser-Busch InBev S.A.	13,416
79		Delhaize Group	7,286

			20,702

		Canada — 2.9%
34		Agrium, Inc.	3,199
89		Alimentation Couche-Tard, Inc., Class B	3,811
142		Bank of Montreal	8,235
255		Bank of Nova Scotia (The)	12,008
237		Barrick Gold Corp.	1,818
49		BCE, Inc.	2,128
184		Brookfield Asset Management, Inc., Class A	6,438
88		Canadian Imperial Bank of Commerce	6,782
189		Canadian National Railway Co.	11,527
239		Canadian Natural Resources Ltd.	5,547
129		Canadian Pacific Railway Ltd.	18,140
24		Canadian Tire Corp., Ltd., Class A	2,102
169		Cenovus Energy, Inc.	2,511
70		CGI Group, Inc., Class A (a)	2,600
6		Constellation Software, Inc.	2,522
81		Crescent Point Energy Corp.	1,109
38		Dollarama, Inc.	2,561
173		Enbridge, Inc.	7,375
169		Encana Corp.	1,285
7		Fairfax Financial Holdings Ltd.	3,234
163		First Quantum Minerals Ltd.	873
60		Fortis, Inc.	1,737
33		Franco-Nevada Corp.	1,684
71		Gildan Activewear, Inc.	2,038
183		Goldcorp, Inc.	2,338
64		Great-West Lifeco, Inc.	1,687
66		Imperial Oil Ltd.	2,195
29		Intact Financial Corp.	2,077
109		Inter Pipeline Ltd.	2,038
56		Loblaw Cos. Ltd.	2,945
36		lululemon athletica, Inc. (a)	1,755
95		Magna International, Inc.	5,030

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Canada — continued
407		Manulife Financial Corp.	6,752
62		Metro, Inc.	1,771
72		National Bank of Canada	2,369
68		Pembina Pipeline Corp.	1,701
187		Potash Corp. of Saskatchewan, Inc.	3,779
77		Power Corp. of Canada	1,740
54		Power Financial Corp.	1,326
63		Restaurant Brands International, Inc.	2,520
84		Rogers Communications, Inc., Class B	3,343
319		Royal Bank of Canada	18,254
85		Shaw Communications, Inc., Class B	1,758
82		Silver Wheaton Corp.	1,116
132		Sun Life Financial, Inc.	4,458
342		Suncor Energy, Inc.	10,190
404		Toronto-Dominion Bank (The)	16,601
155		TransCanada Corp.	5,201

			214,208

		China — 0.0% (g)
1,462		Yangzijiang Shipbuilding Holdings Ltd.	1,301

		Colombia — 0.0% (g)
–	(h)	Pacific Exploration and Production Corp. (a)	–	(h)

		Denmark — 0.6%
6		AP Moeller—Maersk A/S, Class B	9,240
241		Danske Bank A/S	6,642
422		Novo Nordisk A/S, Class B	22,391
45		Pandora A/S	5,145

			43,418

		Finland — 0.6%
2,661		Nokia OYJ	19,798
–(h)		Nokian Renkaat OYJ	–	(h)
727		UPM-Kymmene OYJ	13,611
331		Wartsila OYJ Abp	14,137

			47,546

		France — 3.8%
157		Air Liquide S.A.	20,272
283		Airbus Group SE	19,738
76		Arkema S.A.	5,571
877		AXA S.A.	23,416
395		BNP Paribas S.A.	23,932
190		Bouygues S.A.	7,178
74		Cap Gemini S.A.	6,602
224		Cie de Saint-Gobain	9,373
44		Cie Generale des Etablissements Michelin	4,399
32		Danone S.A.	2,252

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
101	Engie S.A.	1,764
57	L’Oreal S.A.	10,442
13	LVMH Moet Hennessy Louis Vuitton SE	2,426
1,113	Natixis S.A.	6,810
166	Publicis Groupe S.A.	10,736
162	Renault S.A.	15,286
321	Sanofi	32,388
74	Schneider Electric SE	4,442
122	Societe Generale S.A.	5,689
102	Sodexo S.A.	9,075
177	Thales S.A.	12,806
591	TOTAL S.A.	28,564
25	Unibail-Rodamco SE	6,876
425	Vivendi S.A. (a)	10,227

		280,264

	Germany — 3.2%
122	Allianz SE	21,349
97	BASF SE	7,933
249	Bayer AG	33,210
38	Bayerische Motoren Werke AG	3,890
186	Brenntag AG	11,233
47	Continental AG	11,397
330	Daimler AG	28,595
279	Deutsche Bank AG	7,822
546	Deutsche Post AG	16,208
641	Deutsche Telekom AG	12,013
870	E.ON SE	9,179
143	HeidelbergCement AG	10,646
785	Infineon Technologies AG	9,665
107	K+S AG	2,698
26	Muenchener Rueckversicherungs-Gesellschaft AG	5,131
279	SAP SE	22,010
130	Siemens AG	13,046
1,335	Telefonica Deutschland Holding AG	8,593

		234,618

	Hong Kong — 1.2%
2,639	AIA Group Ltd.	15,476
1,090	BOC Hong Kong Holdings Ltd.	3,484
739	Cathay Pacific Airways Ltd.	1,466
285	Cheung Kong Infrastructure Holdings Ltd.	2,644
565	Cheung Kong Property Holdings Ltd.	3,955
675	CK Hutchison Holdings Ltd.	9,240
239	CLP Holdings Ltd.	2,078
265	Galaxy Entertainment Group Ltd.	905
80	Hang Lung Properties Ltd.	196

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Hong Kong — continued
212	Hang Seng Bank Ltd.	3,880
495	Henderson Land Development Co., Ltd.	3,164
837	HKT Trust & HKT Ltd.	1,003
1,720	Hong Kong & China Gas Co., Ltd.	3,488
206	Hong Kong Exchanges and Clearing Ltd.	5,383
504	Kerry Properties Ltd.	1,490
2,030	Li & Fung Ltd.	1,646
414	Link REIT	2,473
582	MTR Corp., Ltd.	2,634
2,129	New World Development Co., Ltd.	2,271
183	NWS Holdings Ltd.	275
249	Power Assets Holdings Ltd.	2,477
774	Sands China Ltd.	2,789
1,508	Sino Land Co., Ltd.	2,328
363	Sun Hung Kai Properties Ltd.	4,849
185	Swire Pacific Ltd., Class A	2,132
60	Techtronic Industries Co., Ltd.	217
528	Wharf Holdings Ltd. (The)	3,142
121	Wheelock & Co., Ltd.	564
174	Yue Yuen Industrial Holdings Ltd.	635

		86,284

	Ireland — 1.0%
338	Accenture plc, Class A	36,188
67	Allegion plc	4,395
172	James Hardie Industries plc	2,221
64	Medtronic plc	4,699
29	Perrigo Co. plc	4,638
213	Shire plc	16,121
220	XL Group plc	8,371

		76,633

	Israel — 0.1%
155	Teva Pharmaceutical Industries Ltd., ADR	9,160

	Italy — 1.1%
588	Assicurazioni Generali S.p.A.	11,140
319	Atlantia S.p.A.	8,841
4,007	Enel S.p.A.	18,477
166	Eni S.p.A.	2,713
3,766	Intesa Sanpaolo S.p.A.	13,101
984	Snam S.p.A.	5,093
6,576	Telecom Italia S.p.A. (a)	9,175
1,853	UniCredit S.p.A.	11,963

		80,503

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 8.7%
328	Ajinomoto Co., Inc.	7,306
4	Alfresa Holdings Corp.	77
92	Alps Electric Co., Ltd.	2,856
686	Amada Holdings Co., Ltd.	6,119
1,534	ANA Holdings, Inc.	4,581
200	Asahi Glass Co., Ltd.	1,145
27	Asahi Group Holdings Ltd.	845
579	Asahi Kasei Corp.	3,553
521	Astellas Pharma, Inc.	7,559
194	Bandai Namco Holdings, Inc.	4,774
824	Bank of Yokohama Ltd. (The)	5,143
205	Bridgestone Corp.	7,521
214	Canon, Inc.	6,399
53	Central Japan Railway Co.	9,595
894	Chiba Bank Ltd. (The)	6,522
107	Chubu Electric Power Co., Inc.	1,646
42	Chugai Pharmaceutical Co., Ltd.	1,339
354	Citizen Holdings Co., Ltd.	2,683
82	COLOPL, Inc.	1,335
203	Daicel Corp.	2,683
420	Dai-ichi Life Insurance Co., Ltd. (The)	7,273
102	Daikin Industries Ltd.	6,554
111	Daiwa House Industry Co., Ltd.	2,901
54	Denso Corp.	2,499
101	Dentsu, Inc.	5,695
140	East Japan Railway Co.	13,301
50	Eisai Co., Ltd.	3,146
40	FamilyMart Co., Ltd.	1,631
25	FANUC Corp.	4,323
23	Fast Retailing Co., Ltd.	8,219
188	Fuji Heavy Industries Ltd.	7,278
118	FUJIFILM Holdings Corp.	4,691
24	Fukuoka Financial Group, Inc.	126
770	Furukawa Electric Co., Ltd.	1,409
1,709	Hitachi Ltd.	9,859
402	Hokuhoku Financial Group, Inc.	893
402	Honda Motor Co., Ltd.	13,288
57	Hoya Corp.	2,348
105	Hulic Co., Ltd.	982
257	Ibiden Co., Ltd.	3,545
15	Isetan Mitsukoshi Holdings Ltd.	245
2	Japan Retail Fund Investment Corp.	4,005
352	Japan Tobacco, Inc.	12,183
87	JFE Holdings, Inc.	1,369
471	Kansai Electric Power Co., Inc. (The) (a)	6,040

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Japan — continued
54		Kao Corp.	2,772
1,120		Kawasaki Heavy Industries Ltd.	4,495
619		KDDI Corp.	14,986
18		Keyence Corp.	9,579
288		Kirin Holdings Co., Ltd.	4,076
409		Kobe Steel Ltd.	516
67		Komatsu Ltd.	1,096
148		Kubota Corp.	2,294
33		Kyocera Corp.	1,511
210		Kyowa Hakko Kirin Co., Ltd.	3,461
336		Kyushu Electric Power Co., Inc. (a)	4,056
54		Mabuchi Motor Co., Ltd.	2,667
67		Makita Corp.	3,688
339		Marubeni Corp.	1,959
177		Marui Group Co., Ltd.	2,290
335		Medipal Holdings Corp.	5,852
40		MEIJI Holdings Co., Ltd.	3,144
416		Mitsubishi Corp.	7,570
844		Mitsubishi Electric Corp.	8,790
143		Mitsubishi Estate Co., Ltd.	3,067
300		Mitsubishi Heavy Industries Ltd.	1,512
7		Mitsubishi Motors Corp.	65
3,739		Mitsubishi UFJ Financial Group, Inc.	24,183
726		Mitsui & Co., Ltd.	9,213
913		Mitsui Chemicals, Inc.	3,452
400		Mitsui Fudosan Co., Ltd.	10,885
149		Mitsui OSK Lines Ltd.	398
4,477		Mizuho Financial Group, Inc.	9,223
31		Murata Manufacturing Co., Ltd.	4,427
160		NGK Spark Plug Co., Ltd.	3,893
157		NH Foods Ltd.	3,275
92		Nidec Corp.	6,910
23		Nintendo Co., Ltd.	3,677
489		Nippon Electric Glass Co., Ltd.	2,393
429		Nippon Express Co., Ltd.	2,210
–	(h)	Nippon Prologis REIT, Inc.	264
340		Nippon Steel & Sumitomo Metal Corp.	6,889
308		Nippon Telegraph & Telephone Corp.	11,273
1,133		Nissan Motor Co., Ltd.	11,742
40		Nitori Holdings Co., Ltd.	3,150
78		Nitto Denko Corp.	5,002
1,458		Nomura Holdings, Inc.	9,173
74		Nomura Real Estate Holdings, Inc.	1,586
148		NTT DOCOMO, Inc.	2,890
336		Obayashi Corp.	2,947
75		Omron Corp.	2,487

SHARES		SECURITY DESCRIPTION	VALUE($)

		Japan — continued
20		Ono Pharmaceutical Co., Ltd.	2,671
30		Oriental Land Co., Ltd.	1,798
269		ORIX Corp.	3,930
159		Otsuka Holdings Co., Ltd.	5,298
459		Panasonic Corp.	5,389
144		Rakuten, Inc.	1,989
1,167		Resona Holdings, Inc.	6,175
9		Santen Pharmaceutical Co., Ltd.	115
310		Sanwa Holdings Corp.	2,507
162		Seiko Epson Corp.	2,479
427		Sekisui Chemical Co., Ltd.	5,038
103		Seven & i Holdings Co., Ltd.	4,679
148		Shimadzu Corp.	2,296
408		Shimizu Corp.	3,572
154		Shin-Etsu Chemical Co., Ltd.	9,170
17		SMC Corp.	4,296
160		SoftBank Group Corp.	8,981
222		Sompo Japan Nipponkoa Holdings, Inc.	6,977
346		Sony Corp.	9,835
81		Sumitomo Corp.	888
156		Sumitomo Electric Industries Ltd.	2,135
–	(h)	Sumitomo Forestry Co., Ltd.	1
349		Sumitomo Mitsui Financial Group, Inc.	13,903
32		Sumitomo Realty & Development Co., Ltd.	1,054
–	(h)	Sundrug Co., Ltd.	21
76		Suntory Beverage & Food Ltd.	3,085
158		Suzuken Co., Ltd.	6,028
32		Suzuki Motor Corp.	1,058
102		Sysmex Corp.	5,813
98		T&D Holdings, Inc.	1,283
771		Taiheiyo Cement Corp.	2,542
498		Takashimaya Co., Ltd.	4,452
74		Takeda Pharmaceutical Co., Ltd.	3,623
312		Teijin Ltd.	1,101
115		Terumo Corp.	3,415
185		Tokio Marine Holdings, Inc.	7,140
1,011		Tokyo Gas Co., Ltd.	5,003
238		Toppan Printing Co., Ltd.	2,134
170		Toshiba Corp. (a)	480
682		Toyota Motor Corp.	41,795
124		Unicharm Corp.	2,657
39		West Japan Railway Co.	2,719
201		Yamaha Motor Co., Ltd.	4,514
184		Yamato Holdings Co., Ltd.	3,612

			646,123

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Luxembourg — 0.1%
831	ArcelorMittal	4,642

	Netherlands — 1.7%
1,340	Aegon N.V.	8,223
131	ASML Holding N.V.	12,141
196	Heineken Holding N.V.	15,682
39	Heineken N.V.	3,537
1,308	ING Groep N.V., CVA	19,036
2,354	Koninklijke KPN N.V.	8,625
241	NN Group N.V.	7,548
66	NXP Semiconductors N.V. (a)	5,163
1,183	Royal Dutch Shell plc, Class A	30,893
617	Royal Dutch Shell plc, Class B	16,164

		127,012

	New Zealand — 0.1%
500	Auckland International Airport Ltd.	1,778
168	Contact Energy Ltd.	589
444	Meridian Energy Ltd.	667
72	Ryman Healthcare Ltd.	382
800	Spark New Zealand Ltd.	1,815

		5,231

	Norway — 0.3%
676	DNB ASA	8,602
942	Norsk Hydro ASA	3,373
411	Telenor ASA (a)	7,742

		19,717

	Portugal — 0.1%
1,337	EDP—Energias de Portugal S.A.	4,943
437	Galp Energia SGPS S.A.	4,722

		9,665

	Singapore — 0.7%
215	Avago Technologies Ltd.	26,436
1,053	CapitaLand Commercial Trust Ltd.	1,056
260	ComfortDelGro Corp., Ltd.	563
470	DBS Group Holdings Ltd.	5,779
1,558	Global Logistic Properties Ltd.	2,492
1,942	Hutchison Port Holdings Trust, Class U	1,076
505	Keppel Corp., Ltd.	2,541
789	Oversea-Chinese Banking Corp., Ltd.	5,073
1,435	Singapore Telecommunications Ltd.	4,077
320	United Overseas Bank Ltd.	4,639
732	Wilmar International Ltd.	1,631

		55,363

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — 1.2%
762	Banco Bilbao Vizcaya Argentaria S.A.	6,556
3,673	Banco Santander S.A.	20,519
6,437	Bankia S.A.	8,272
1,157	Distribuidora Internacional de Alimentacion S.A. (a)	7,349
1,621	Iberdrola S.A.	11,560
420	Industria de Diseno Textil S.A.	15,739
573	Repsol S.A.	7,212
703	Telefonica S.A.	9,270

		86,477

	Sweden — 0.6%
320	Assa Abloy AB, Class B	6,362
62	Atlas Copco AB, Class A	1,619
319	Electrolux AB, Series B	9,393
509	Nordea Bank AB	5,615
1,007	Sandvik AB	9,394
310	SKF AB, Class B	5,454
1,625	TeliaSonera AB	8,303

		46,140

	Switzerland — 4.4%
186	ABB Ltd. (a)	3,507
258	ACE Ltd.	29,295
58	Actelion Ltd. (a)	8,103
259	Cie Financiere Richemont S.A.	22,250
517	Credit Suisse Group AG (a)	12,906
241	LafargeHolcim Ltd. (a)	13,581
874	Nestle S.A.	66,733
480	Novartis AG	43,497
193	Roche Holding AG	52,470
43	Syngenta AG	14,342
312	TE Connectivity Ltd.	20,076
1,206	UBS Group AG	24,085
224	Wolseley plc	13,144
15	Zurich Insurance Group AG (a)	3,931

		327,920

	United Kingdom — 7.6%
1,394	3i Group plc	10,741
82	Anglo American plc	690
101	ARM Holdings plc	1,593
212	Associated British Foods plc	11,268
436	AstraZeneca plc	27,782
1,745	Aviva plc	13,041
1,310	BAE Systems plc	8,860
6,197	Barclays plc	22,080

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
895	BG Group plc	14,134
4,062	BP plc	24,143
621	British American Tobacco plc	36,901
1,406	BT Group plc	10,039
94	Bunzl plc	2,683
516	Capita plc	10,114
3,147	Centrica plc	10,949
362	Compass Group plc	6,228
34	Delphi Automotive plc	2,799
408	Diageo plc	11,753
1,492	Dixons Carphone plc	10,593
1,358	GlaxoSmithKline plc	29,287
399	Hammerson plc	3,912
3,818	HSBC Holdings plc	29,827
157	Imperial Tobacco Group plc	8,436
3,114	ITV plc	12,090
1,822	Kingfisher plc	9,903
32	Liberty Global plc, Class A (a)	1,430
123	Liberty Global plc, Series C (a)	5,256
20,676	Lloyds Banking Group plc	23,468
746	National Grid plc	10,632
76	Next plc	9,364
473	Persimmon plc (a)	14,497
1,073	Prudential plc	25,059
85	Randgold Resources Ltd.	5,689
224	Reckitt Benckiser Group plc	21,890
113	Rio Tinto Ltd.	4,036
387	Rio Tinto plc	14,093
649	RSA Insurance Group plc	4,199
358	SABMiller plc	21,965
291	Standard Chartered plc	3,232
2,563	Tesco plc (a)	7,228
460	Unilever N.V., CVA	20,803
8,741	Vodafone Group plc	28,766
144	Whitbread plc	10,978
132	WPP plc	2,954

		565,385

	United States — 54.1%
13	3M Co.	1,971
531	Abbott Laboratories	23,781
42	AbbVie, Inc.	2,500
331	Adobe Systems, Inc. (a)	29,352
178	Aetna, Inc.	20,460
269	Alcoa, Inc.	2,401
94	Alexion Pharmaceuticals, Inc. (a)	16,476

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
118	Allergan plc (a)	36,465
41	Alliance Data Systems Corp. (a)	12,103
71	Alphabet, Inc., Class A (a)	52,678
83	Alphabet, Inc., Class C (a)	58,781
142	Altria Group, Inc.	8,601
102	Amazon.com, Inc. (a)	64,064
439	American International Group, Inc.	27,709
143	American Tower Corp.	14,631
215	American Water Works Co., Inc.	12,325
93	Ameriprise Financial, Inc.	10,717
58	AMETEK, Inc.	3,163
36	Amgen, Inc.	5,728
150	Amphenol Corp., Class A	8,142
191	Anadarko Petroleum Corp.	12,790
1,317	Apple, Inc.	157,387
670	Applied Materials, Inc.	11,243
235	Archer-Daniels-Midland Co.	10,717
21	Arrow Electronics, Inc. (a)	1,130
151	Arthur J. Gallagher & Co.	6,622
1,119	AT&T, Inc.	37,484
103	Automatic Data Processing, Inc.	8,917
81	AutoNation, Inc. (a)	5,127
12	AutoZone, Inc. (a)	9,664
91	AvalonBay Communities, Inc.	15,962
28	Avnet, Inc.	1,254
91	Axiall Corp.	1,846
204	Baker Hughes, Inc.	10,757
3,441	Bank of America Corp.	57,732
129	BB&T Corp.	4,786
18	Becton, Dickinson and Co.	2,583
251	Berkshire Hathaway, Inc., Class B (a)	34,203
229	Best Buy Co., Inc.	8,006
92	Biogen, Inc. (a)	26,789
79	BioMarin Pharmaceutical, Inc. (a)	9,264
65	BlackRock, Inc.	22,825
69	Boston Properties, Inc.	8,639
1,266	Boston Scientific Corp. (a)	23,140
575	Bristol-Myers Squibb Co.	37,913
208	Broadcom Corp., Class A	10,712
32	Bunge Ltd.	2,307
301	Cabot Oil & Gas Corp.	6,530
179	Capital One Financial Corp.	14,160
218	Carnival Corp.	11,806
23	Caterpillar, Inc.	1,669
276	CBS Corp. (Non-Voting), Class B	12,818
296	Celgene Corp. (a)	36,261

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
22	Centene Corp. (a)	1,321
296	CenterPoint Energy, Inc.	5,494
51	CF Industries Holdings, Inc.	2,567
686	Charles Schwab Corp. (The)	20,935
91	Charter Communications, Inc., Class A (a)	17,456
426	Chevron Corp.	38,706
54	Cigna Corp.	7,229
841	Cisco Systems, Inc.	24,264
1,006	Citigroup, Inc.	53,477
309	CMS Energy Corp.	11,148
618	Coca-Cola Co. (The)	26,176
132	Coca-Cola Enterprises, Inc.	6,797
363	Cognizant Technology Solutions Corp., Class A (a)	24,728
113	Colgate-Palmolive Co.	7,489
470	Columbia Pipeline Group, Inc.	9,755
660	Comcast Corp., Class A	41,317
76	Concho Resources, Inc. (a)	8,808
76	ConocoPhillips	4,078
140	Constellation Brands, Inc., Class A	18,906
289	Corning, Inc.	5,375
178	Costco Wholesale Corp.	28,144
271	Crown Holdings, Inc. (a)	14,383
234	CSX Corp.	6,308
91	Cummins, Inc.	9,465
151	CVS Health Corp.	14,944
304	D.R. Horton, Inc.	8,945
251	Delta Air Lines, Inc.	12,741
31	DENTSPLY International, Inc.	1,914
192	Discover Financial Services	10,788
224	DISH Network Corp., Class A (a)	14,117
168	Dollar General Corp.	11,366
133	Douglas Emmett, Inc.	4,048
374	Dow Chemical Co. (The)	19,303
71	Dr. Pepper Snapple Group, Inc.	6,376
88	DTE Energy Co.	7,216
91	Dunkin’ Brands Group, Inc.	3,754
327	E.I. du Pont de Nemours & Co.	20,760
110	Eastman Chemical Co.	7,939
366	Eaton Corp. plc	20,483
238	Edison International	14,424
402	Eli Lilly & Co.	32,819
321	EMC Corp.	8,408
225	EOG Resources, Inc.	19,340
147	EQT Corp.	9,690
115	Equifax, Inc.	12,275

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
16	Equinix, Inc.	4,836
41	Essex Property Trust, Inc.	8,972
105	Exelon Corp.	2,933
168	Express Scripts Holding Co. (a)	14,512
878	Exxon Mobil Corp.	72,615
14	F5 Networks, Inc. (a)	1,557
613	Facebook, Inc., Class A (a)	62,457
56	FedEx Corp.	8,800
263	Fidelity National Information Services, Inc.	19,160
699	Fifth Third Bancorp	13,324
31	Flowserve Corp.	1,456
187	Fluor Corp.	8,953
31	Foot Locker, Inc.	2,131
631	Ford Motor Co.	9,351
41	Fortune Brands Home & Security, Inc.	2,150
109	Freescale Semiconductor Ltd. (a)	3,654
47	General Dynamics Corp.	6,939
1,882	General Electric Co.	54,431
139	General Motors Co.	4,864
398	Gilead Sciences, Inc.	43,022
115	Goldman Sachs Group, Inc. (The)	21,573
182	Halliburton Co.	6,981
124	Harman International Industries, Inc.	13,685
48	Hartford Financial Services Group, Inc. (The)	2,243
141	Hershey Co. (The)	12,533
146	Highwoods Properties, Inc.	6,329
123	Hilton Worldwide Holdings, Inc.	3,084
40	HollyFrontier Corp.	1,981
41	Hologic, Inc. (a)	1,596
395	Home Depot, Inc. (The)	48,799
362	Honeywell International, Inc.	37,380
488	HP, Inc.	13,160
100	Humana, Inc.	17,886
56	Illumina, Inc. (a)	7,952
32	Incyte Corp. (a)	3,721
239	Ingersoll-Rand plc	14,145
386	Intel Corp.	13,081
77	Intercontinental Exchange, Inc.	19,400
81	International Business Machines Corp.	11,291
448	Invesco Ltd.	14,867
39	Jack Henry & Associates, Inc.	2,982
407	Johnson & Johnson	41,081
626	KeyCorp	7,773
154	Kimberly-Clark Corp.	18,395
151	Kinder Morgan, Inc.	4,131
192	Kroger Co. (The)	7,252

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — continued
120	L-3 Communications Holdings, Inc.	15,192
296	Lam Research Corp.	22,708
158	Liberty Property Trust	5,390
81	Lincoln National Corp.	4,328
428	Lowe’s Cos., Inc.	31,587
16	ManpowerGroup, Inc.	1,472
252	Marathon Petroleum Corp.	13,069
49	Martin Marietta Materials, Inc.	7,567
328	Masco Corp.	9,509
37	MasterCard, Inc., Class A	3,698
12	McDonald’s Corp.	1,383
36	McGraw Hill Financial, Inc.	3,338
138	McKesson Corp.	24,630
44	Mead Johnson Nutrition Co.	3,574
353	Merck & Co., Inc.	19,298
577	MetLife, Inc.	29,046
2,050	Microsoft Corp.	107,912
227	Molson Coors Brewing Co., Class B	19,960
758	Mondelez International, Inc., Class A	34,998
15	Monsanto Co.	1,380
21	Moody’s Corp.	2,039
874	Morgan Stanley	28,831
406	Mosaic Co. (The)	13,715
92	Mylan N.V. (a)	4,053
84	National Oilwell Varco, Inc.	3,167
230	NextEra Energy, Inc.	23,659
48	NIKE, Inc., Class B	6,271
80	Northrop Grumman Corp.	14,999
66	Nucor Corp.	2,786
320	Occidental Petroleum Corp.	23,865
506	Oracle Corp.	19,668
337	PACCAR, Inc.	17,750
84	Parker-Hannifin Corp.	8,762
222	PayPal Holdings, Inc. (a)	8,010
433	PepsiCo, Inc.	44,287
1,692	Pfizer, Inc.	57,213
162	PG&E Corp.	8,649
431	Philip Morris International, Inc.	38,076
1	Phillips 66	103
444	PPL Corp.	15,282
6	Priceline Group, Inc. (The) (a)	7,998
680	Procter & Gamble Co. (The)	51,910
344	Prologis, Inc.	14,711
131	Prudential Financial, Inc.	10,806
334	Public Service Enterprise Group, Inc.	13,783
318	PulteGroup, Inc.	5,827

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
243	QUALCOMM, Inc.	14,419
24	Quest Diagnostics, Inc.	1,614
98	Questar Corp.	2,021
83	Ralph Lauren Corp.	9,180
68	Raytheon Co.	7,933
42	Red Hat, Inc. (a)	3,352
57	Regency Centers Corp.	3,894
12	Regeneron Pharmaceuticals, Inc. (a)	6,767
93	Republic Services, Inc.	4,077
28	Robert Half International, Inc.	1,454
204	Ross Stores, Inc.	10,304
171	Royal Caribbean Cruises Ltd.	16,826
326	Schlumberger Ltd.	25,470
49	Sealed Air Corp.	2,427
44	Sherwin-Williams Co. (The)	11,719
102	Simon Property Group, Inc.	20,577
540	Sirius XM Holdings, Inc. (a)	2,202
108	SL Green Realty Corp.	12,787
52	Snap-on, Inc.	8,573
94	Stanley Black & Decker, Inc.	9,946
441	Starbucks Corp.	27,621
63	Stryker Corp.	6,062
223	SunTrust Banks, Inc.	9,266
61	SVB Financial Group (a)	7,426
43	Symantec Corp.	885
37	Synopsys, Inc. (a)	1,862
230	Target Corp.	17,744
221	TD Ameritrade Holding Corp.	7,604
474	Texas Instruments, Inc.	26,867
142	Thermo Fisher Scientific, Inc.	18,566
82	Thomson Reuters Corp.	3,359
52	Tiffany & Co.	4,276
59	Time Warner Cable, Inc.	11,236
344	Time Warner, Inc.	25,904
354	TJX Cos., Inc. (The)	25,900
124	T-Mobile USA, Inc. (a)	4,694
211	Toll Brothers, Inc. (a)	7,578
35	Total System Services, Inc.	1,829
739	Twenty-First Century Fox, Inc., Class A	22,665
93	Twenty-First Century Fox, Inc., Class B	2,877
97	U.S. Bancorp	4,094
377	Union Pacific Corp.	33,694
227	United Continental Holdings, Inc. (a)	13,702
362	United Technologies Corp.	35,648
326	UnitedHealth Group, Inc.	38,354
257	V.F. Corp.	17,372

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		United States — continued
117		Valeant Pharmaceuticals International, Inc. (a)	10,904
238		Valero Energy Corp.	15,703
35		Vantiv, Inc., Class A (a)	1,747
–	(h)	Veritiv Corp. (a)	–	(h)
587		Verizon Communications, Inc.	27,513
120		Vertex Pharmaceuticals, Inc. (a)	14,956
620		Visa, Inc., Class A	48,137
49		Vulcan Materials Co.	4,770
113		Walgreens Boots Alliance, Inc.	9,565
301		Walt Disney Co. (The)	34,200
1,380		Wells Fargo & Co.	74,726
78		Western Union Co. (The)	1,498
147		WestRock Co.	7,904
388		Xcel Energy, Inc.	13,815

			4,014,809

		Total Common Stocks (Cost $6,756,444)	7,177,733

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Australia — 0.0% (g)
31		Westpac Banking Corp., expiring 11/11/15 (a)	107

		Spain — 0.0% (g)
3,673		Banco Santander S.A., expiring 11/03/15 (a)	202

		Total Rights (Cost $204)	309

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — 0.2%
	Germany — 0.2%
131	Henkel AG & Co. KGaA	14,184
30	Volkswagen AG	3,605

		17,789

	Total Preferred Stocks (Cost $19,229)	17,789

Short-Term Investment — 2.8%
	Investment Company — 2.8%
207,057	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $207,057)	207,057

	Total Investments — 99.8% (Cost $6,982,934)	7,402,888
	Other Assets in Excess of Liabilities — 0.2% (c)	12,390

	NET ASSETS — 100.0%	$7,415,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.9%
Pharmaceuticals	7.3
Oil, Gas & Consumable Fuels	5.6
Insurance	4.2
Media	3.1
Beverages	2.7
Capital Markets	2.7
Specialty Retail	2.6
Software	2.6
Technology Hardware, Storage & Peripherals	2.6
IT Services	2.6
Biotechnology	2.4
Internet Software & Services	2.3
Diversified Telecommunication Services	2.3
Chemicals	2.2
Food Products	2.2
Aerospace & Defense	2.2
Real Estate Investment Trusts (REITs)	2.1
Automobiles	2.0

INDUSTRY	PERCENTAGE
Semiconductors & Semiconductor Equipment	1.9%
Health Care Providers & Services	1.9
Machinery	1.8
Electric Utilities	1.7
Household Products	1.6
Food & Staples Retailing	1.5
Road & Rail	1.4
Tobacco	1.4
Hotels, Restaurants & Leisure	1.4
Industrial Conglomerates	1.1
Multi-Utilities	1.1
Household Durables	1.1
Metals & Mining	1.0
Electronic Equipment, Instruments & Components	1.0
Health Care Equipment & Supplies	1.0
Internet & Catalog Retail	1.0
Others (each less than 1.0%)	12.7
Short-Term Investment	2.8

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,738	E-mini S&P 500	12/18/15	USD	$180,205	$10,589

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 101.0%
		Brazil — 1.2%
3		Itau Unibanco Holding S.A. (Preference Shares), ADR	19

		Canada — 1.7%
1		MEG Energy Corp. (a)	11
–	(h)	Toronto-Dominion Bank (The)	16

			27

		China — 7.7%
–	(h)	Baidu, Inc., ADR (a)	53
–	(h)	Bitauto Holdings Ltd., ADR (a)	8
–	(h)	CNOOC Ltd., ADR	18
56		Industrial & Commercial Bank of China Ltd., Class H	35
1		Vipshop Holdings Ltd., ADR (a)	12

			126

		Finland — 1.6%
3		Nokia OYJ	19
2		Outokumpu OYJ (a)	7

			26

		France — 7.0%
–	(h)	Airbus Group SE	13
1		AXA S.A.	29
1		IPSOS	16
1		Orange S.A.	19
–	(h)	Sanofi	38

			115

		Germany — 1.3%
–	(h)	Bayer AG	22

		India — 1.5%
1		ICICI Bank Ltd., ADR	12
–	(h)	Tata Motors Ltd., ADR (a)	13

			25

		Ireland — 1.7%
–	(h)	Shire plc, ADR	29

		Israel — 3.5%
1		Teva Pharmaceutical Industries Ltd., ADR	57

		Japan — 1.2%
1		Sumitomo Mitsui Financial Group, Inc.	20

		Netherlands — 1.3%
–	(h)	NXP Semiconductors N.V. (a)	21

		Norway — 1.0%
1		DNB ASA	16

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Korea — 1.4%
–	(h)	Samsung Electronics Co., Ltd.	23

		Spain — 0.8%
–	(h)	Grifols S.A., ADR	13

		Switzerland — 5.3%
–	(h)	ACE Ltd.	26
–	(h)	Novartis AG	27
–	(h)	Roche Holding AG	17
1		UBS Group AG	17

			87

		United Kingdom — 7.1%
9		Barclays plc	31
28		Lloyds Banking Group plc	31
1		Standard Chartered plc	15
12		Vodafone Group plc	40

			117

		United States — 55.7%
–	(h)	Aetna, Inc.	18
–	(h)	Alexion Pharmaceuticals, Inc. (a)	19
–	(h)	Allergan plc (a)	27
–	(h)	Alphabet, Inc., Class C (a)	38
–	(h)	Amazon.com, Inc. (a)	33
–	(h)	Anadarko Petroleum Corp.	22
–	(h)	Apple, Inc.	25
2		Bank of America Corp.	34
–	(h)	Biogen, Inc. (a)	12
–	(h)	CBS Corp. (Non-Voting), Class B	20
–	(h)	Charter Communications, Inc., Class A (a)	23
1		Citigroup, Inc.	55
1		Columbia Pipeline Group, Inc.	14
–	(h)	DISH Network Corp., Class A (a)	15
–	(h)	Eaton Corp. plc	18
1		Fairchild Semiconductor International, Inc. (a)	15
1		Fluor Corp.	41
2		Frontier Communications Corp.	10
–	(h)	Harman International Industries, Inc.	24
1		Horizon Pharma plc (a)	14
–	(h)	Humana, Inc.	17
1		Invesco Ltd.	19
–	(h)	Johnson & Johnson	18
–	(h)	Keurig Green Mountain, Inc.	8
–	(h)	Lam Research Corp.	30
–	(h)	McKesson Corp.	16

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		United States — continued
1		MetLife, Inc.	41
1		Mosaic Co. (The)	23
1		Navient Corp.	9
–	(h)	Occidental Petroleum Corp.	27
1		Pfizer, Inc.	28
–	(h)	QUALCOMM, Inc.	24
–	(h)	Ralph Lauren Corp.	22
2		Time, Inc.	40
2		Twenty-First Century Fox, Inc., Class A	61
–	(h)	United Continental Holdings, Inc. (a)	22
–	(h)	Valeant Pharmaceuticals International, Inc. (a)	20
–	(h)	Vertex Pharmaceuticals, Inc. (a)	12

			914

		Total Common Stocks (Cost $1,550)	1,657

		Total Investments — 101.0% (Cost $1,550)	1,657
		Liabilities in Excess of Other Assets — (1.0)%	(16)

		NET ASSETS — 100.0%	$1,641

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	17.9%
Banks	17.3
Media	10.5
Internet Software & Services	6.0
Insurance	5.8
Oil, Gas & Consumable Fuels	5.5
Semiconductors & Semiconductor Equipment	4.0
Biotechnology	3.4
Health Care Providers & Services	3.1
Technology Hardware, Storage & Peripherals	2.9
Internet & Catalog Retail	2.7
Communications Equipment	2.6
Construction & Engineering	2.5
Wireless Telecommunication Services	2.4
Capital Markets	2.2
Diversified Telecommunication Services	1.8
Household Durables	1.5
Chemicals	1.4
Airlines	1.4
Textiles, Apparel & Luxury Goods	1.3
Electrical Equipment	1.1
Others (each less than 1.0%)	2.7

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Australia — 1.1%
1,226	BHP Billiton Ltd.	20,105
639	BHP Billiton plc	10,206
1,794	South32 Ltd. (a)	1,858

		32,169

	Belgium — 1.7%
418	Anheuser-Busch InBev S.A./N.V.	49,894

	China — 2.6%
13,390	China Construction Bank Corp., Class H	9,705
21,173	CNOOC Ltd.	23,915
15,693	Industrial & Commercial Bank of China Ltd., Class H	9,954
4,362	Ping An Insurance Group Co. of China Ltd., Class H	24,482
5,737	Wynn Macau Ltd.	7,877

		75,933

	Denmark — 0.9%
497	Novo Nordisk A/S, Class B	26,396

	France — 11.8%
653	Accor S.A.	32,421
1,506	AXA S.A.	40,185
655	BNP Paribas S.A.	39,690
188	Essilor International S.A.	24,670
8	Hermes International	3,213
240	Imerys S.A.	16,434
92	Kering	16,940
182	LVMH Moet Hennessy Louis Vuitton SE	33,927
243	Pernod-Ricard S.A.	28,539
509	Sanofi	51,340
633	Schneider Electric SE	38,160
358	Technip S.A.	18,656

		344,175

	Germany — 7.7%
265	Allianz SE	46,469
314	Bayer AG	41,906
202	Continental AG	48,420
330	Fresenius Medical Care AG & Co. KGaA	29,679
734	SAP SE	57,835

		224,309

	Hong Kong — 4.1%
3,610	Cheung Kong Property Holdings Ltd.	25,256
6,322	China Overseas Land & Investment Ltd.	20,419
2,902	CK Hutchison Holdings Ltd.	39,732
6,606	Hang Lung Properties Ltd.	16,164
5,482	Sands China Ltd.	19,739

		121,310

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 0.9%
449	HDFC Bank Ltd., ADR	27,455

	Indonesia — 0.6%
37,920	Astra International Tbk PT	16,301

	Israel — 1.1%
533	Teva Pharmaceutical Industries Ltd., ADR	31,561

	Japan — 21.9%
2,597	Astellas Pharma, Inc.	37,690
347	Daikin Industries Ltd.	22,263
255	East Japan Railway Co.	24,225
154	FANUC Corp.	27,101
1,384	Honda Motor Co., Ltd.	45,790
2,491	Inpex Corp.	23,745
1,515	Japan Tobacco, Inc.	52,419
1,054	KDDI Corp.	25,498
55	Keyence Corp.	28,842
1,346	Komatsu Ltd.	22,117
2,668	Kubota Corp.	41,358
533	Makita Corp.	29,205
847	Mitsui Fudosan Co., Ltd.	23,050
302	Nidec Corp.	22,765
235	Nitto Denko Corp.	15,050
330	Shin-Etsu Chemical Co., Ltd.	19,649
142	SMC Corp.	36,451
1,493	Sumitomo Mitsui Financial Group, Inc.	59,557
492	Tokyo Electron Ltd.	29,522
869	Toyota Motor Corp.	53,226

		639,523

	Netherlands — 4.2%
556	Akzo Nobel N.V.	39,317
347	ASML Holding N.V.	32,195
3,450	ING Groep N.V., CVA	50,207

		121,719

	South Africa — 1.0%
200	Naspers Ltd., Class N	29,157

	South Korea — 1.8%
57	Hyundai Mobis Co., Ltd.	11,951
71	Samsung Electronics Co., Ltd., Reg. S, GDR	42,265

		54,216

	Switzerland — 13.3%
375	Cie Financiere Richemont S.A.	32,181
1,706	Credit Suisse Group AG (a)	42,556
7,183	Glencore plc (a)	12,401
546	LafargeHolcim Ltd. (a)	30,714
545	Nestle S.A.	41,604
714	Novartis AG	64,667

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
227	Roche Holding AG	61,732
3,005	UBS Group AG	60,020
161	Zurich Insurance Group AG (a)	42,396

		388,271

	Taiwan — 1.1%
1,476	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	32,414

	United Kingdom — 22.2%
600	Aggreko plc	8,459
2,190	ARM Holdings plc	34,494
12,804	Barclays plc	45,616
3,704	BG Group plc	58,510
706	British American Tobacco plc	41,968
1,493	Burberry Group plc	30,500
7,856	HSBC Holdings plc	61,428
667	Imperial Tobacco Group plc	35,895
38,392	Lloyds Banking Group plc	43,575
2,908	Meggitt plc	15,839
2,519	Prudential plc	58,828
398	Rio Tinto Ltd.	14,222
436	Rio Tinto plc	15,892
3,014	Standard Chartered plc	33,458
796	Tullow Oil plc (a)	2,485
781	Unilever plc	34,771
20,721	Vodafone Group plc	68,191
1,992	WPP plc	44,653

		648,784

	Total Common Stocks (Cost $2,671,695)	2,863,587

Preferred Stock — 1.2%
	Germany — 1.2%
318	Henkel AG & Co. KGaA (Cost $28,342)	34,477

Short-Term Investment — 1.2%
	Investment Company — 1.2%
36,512	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $36,512)	36,512

	Total Investments — 100.4% (Cost $2,736,549)	2,934,576
	Liabilities in Excess of Other Assets — (0.4)%	(11,953)

	NET ASSETS — 100.0%	$2,922,623

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015 The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:
INDUSTRY	PERCENTAGE
Banks	13.0%
Pharmaceuticals	10.7
Insurance	7.2
Machinery	5.3
Tobacco	4.4
Semiconductors & Semiconductor Equipment	4.4
Textiles, Apparel & Luxury Goods	4.0
Automobiles	3.9
Oil, Gas & Consumable Fuels	3.7
Capital Markets	3.5
Wireless Telecommunication Services	3.2
Real Estate Management & Development	2.9
Beverages	2.7
Metals & Mining	2.5
Chemicals	2.5
Media	2.5
Electrical Equipment	2.1
Auto Components	2.1
Hotels, Restaurants & Leisure	2.0
Software	2.0
Construction Materials	1.6
Technology Hardware, Storage & Peripherals	1.4
Food Products	1.4
Industrial Conglomerates	1.4
Personal Products	1.2
Household Products	1.2
Health Care Providers & Services	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	4.0
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Australia — 5.3%
149	BHP Billiton plc	2,376
86	Suncorp Group Ltd.	802
148	Transurban Group	1,098
223	Westfield Corp.	1,618

		5,894

	Canada — 2.0%
46	Bank of Nova Scotia (The)	2,185

	Denmark — 2.1%
84	Danske Bank A/S	2,308

	Finland — 2.2%
128	UPM-Kymmene OYJ	2,393

	France — 6.0%
21	Accor S.A.	1,025
21	Thales S.A.	1,499
63	TOTAL S.A.	3,043
4	Unibail-Rodamco SE	1,098

		6,665

	Germany — 13.6%
7	Allianz SE	1,300
20	Bayer AG	2,603
5	Continental AG	1,176
58	Covestro AG (a) (e)	1,786
26	Daimler AG	2,270
24	Deutsche Boerse AG	2,228
78	Deutsche Wohnen AG	2,211
26	ProSiebenSat.1 Media SE	1,405

		14,979

	Hong Kong — 2.8%
143	Cheung Kong Property Holdings Ltd.	1,001
151	CK Hutchison Holdings Ltd.	2,063

		3,064

	Israel — 3.2%
1,664	Bezeq The Israeli Telecommunication Corp., Ltd.	3,567

	Italy — 5.8%
94	Atlantia S.p.A.	2,594
660	Intesa Sanpaolo S.p.A.	2,296
214	Poste Italiane S.p.A. (a) (e)	1,532

		6,422

	Japan — 15.5%
116	Dai-ichi Life Insurance Co., Ltd. (The)	2,003
87	Daiwa House Industry Co., Ltd.	2,279

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
20	Dentsu, Inc.	1,124
60	Japan Airlines Co., Ltd.	2,264
61	Japan Tobacco, Inc.	2,111
377	Mitsubishi UFJ Financial Group, Inc.	2,438
79	Nippon Telegraph & Telephone Corp.	2,889
45	Seven & i Holdings Co., Ltd.	2,030

		17,138

	Netherlands — 3.1%
112	ING Groep N.V., CVA	1,626
58	NN Group N.V.	1,812

		3,438

	Portugal — 1.2%
115	CTT-Correios de Portugal S.A.	1,301

	Russia — 2.7%
204	MMC Norilsk Nickel PJSC, ADR	3,023

	Spain — 1.5%
73	Endesa S.A.	1,614

	Switzerland — 6.9%
22	Novartis AG	1,950
13	Roche Holding AG	3,560
37	Wolseley plc	2,171

		7,681

	Taiwan — 2.1%
348	Siliconware Precision Industries Co., Ltd., ADR	2,327

	United Kingdom — 18.0%
257	3i Group plc	1,983
346	BAE Systems plc	2,341
22	Berkeley Group Holdings plc	1,102
365	Direct Line Insurance Group plc	2,217
131	GlaxoSmithKline plc	2,822
164	Hammerson plc	1,605
35	InterContinental Hotels Group plc	1,402
276	ITV plc	1,070
283	Legal & General Group plc	1,142
142	Meggitt plc	776
65	Reed Elsevier N.V.	1,107
84	RSA Insurance Group plc	546
77	WPP plc	1,717

		19,830

	United States — 2.1%
41	Carnival plc	2,272

	Total Common Stocks (Cost $103,332)	106,101

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
3,526	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $3,526)	3,526

	Total Investments — 99.3% (Cost $106,858)	109,627
	Other Assets in Excess of Liabilities — 0.7%	790

	NET ASSETS — 100.0%	$110,417

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Insurance	10.4%
Pharmaceuticals	10.0
Banks	9.9
Diversified Telecommunication Services	5.9
Media	5.8
Real Estate Management & Development	5.0
Metals & Mining	4.9
Hotels, Restaurants & Leisure	4.3
Aerospace & Defense	4.2
Real Estate Investment Trusts (REITs)	3.9
Transportation Infrastructure	3.4
Oil, Gas & Consumable Fuels	2.8
Paper & Forest Products	2.2
Semiconductors & Semiconductor Equipment	2.1
Automobiles	2.1
Airlines	2.1
Diversified Financial Services	2.0
Trading Companies & Distributors	2.0
Tobacco	1.9
Industrial Conglomerates	1.9
Food & Staples Retailing	1.8
Capital Markets	1.8
Chemicals	1.6
Electric Utilities	1.5
Air Freight & Logistics	1.2
Auto Components	1.1
Household Durables	1.0
Short-Term Investment	3.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.6%
	Australia — 3.6%
1,589	Australia & New Zealand Banking Group Ltd.	30,739
4,539	Goodman Group	19,473
2,121	Oil Search Ltd.	11,818
2,603	Westfield Corp.	18,885

		80,915

	China — 0.9%
3,382	ENN Energy Holdings Ltd.	19,374

	Denmark — 0.9%
336	Chr Hansen Holding A/S	20,193

	Finland — 2.0%
3,899	Nokia OYJ	29,005
809	UPM-Kymmene OYJ	15,136

		44,141

	France — 9.8%
278	Air Liquide S.A.	36,017
419	Airbus Group SE	29,161
725	AXA S.A.	19,347
556	BNP Paribas S.A.	33,662
537	Klepierre	25,430
266	Renault S.A.	25,108
377	Thales S.A.	27,249
156	Valeo S.A.	24,116

		220,090

	Germany — 5.6%
379	Bayer AG	50,524
92	Continental AG	22,064
320	Daimler AG	27,769
2,130	Infineon Technologies AG	26,241

		126,598

	Hong Kong — 2.0%
5,726	China Overseas Land & Investment Ltd.	18,494
1,355	CK Hutchison Holdings Ltd.	18,549
8,358	Sun Art Retail Group Ltd.	6,832

		43,875

	India — 0.9%
320	HDFC Bank Ltd., ADR	19,556

	Ireland — 1.5%
456	Shire plc	34,537

	Italy — 2.8%
6,185	Enel S.p.A.	28,522
9,590	Intesa Sanpaolo S.p.A.	33,365

		61,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 21.7%
391	Daikin Industries Ltd.	25,109
1,116	Daiwa House Industry Co., Ltd.	29,293
725	Dentsu, Inc.	40,753
1,136	DMG Mori Co., Ltd.	16,164
952	Japan Airlines Co., Ltd.	35,846
6,257	Kajima Corp.	35,806
55	Keyence Corp.	28,738
6,424	Mitsubishi UFJ Financial Group, Inc.	41,545
1,037	Mitsui Fudosan Co., Ltd.	28,221
645	NH Foods Ltd.	13,454
1,132	Nippon Steel & Sumitomo Metal Corp.	22,953
772	Nippon Telegraph & Telephone Corp.	28,306
2,130	ORIX Corp.	31,107
633	Seven & i Holdings Co., Ltd.	28,740
679	Sompo Japan Nipponkoa Holdings, Inc.	21,329
560	Sumitomo Mitsui Financial Group, Inc.	22,336
350	Suntory Beverage & Food Ltd.	14,169
1,155	Yamato Holdings Co., Ltd.	22,733

		486,602

	Netherlands — 4.9%
288	ASML Holding N.V.	26,710
2,417	ING Groep N.V., CVA	35,176
1,869	Royal Dutch Shell plc, Class A	48,962

		110,848

	Norway — 1.0%
6,449	Norsk Hydro ASA	23,098

	Spain — 0.5%
1,770	Distribuidora Internacional de Alimentacion S.A. (a)	11,243

	Sweden — 1.4%
1,069	Electrolux AB, Series B	31,451

	Switzerland — 11.1%
935	Nestle S.A.	71,441
430	Novartis AG	38,921
242	Roche Holding AG	65,792
1,991	UBS Group AG	39,761
543	Wolseley plc	31,902

		247,817

	United Kingdom — 26.0%
439	Associated British Foods plc	23,330
495	AstraZeneca plc	31,574
2,837	Aviva plc	21,202
1,235	BG Group plc	19,510
742	British American Tobacco plc	44,104

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United Kingdom — continued
2,375	Dixons Carphone plc	16,861
1,708	GlaxoSmithKline plc	36,824
5,531	HSBC Holdings plc	43,215
412	InterContinental Hotels Group plc	16,452
4,696	Kingfisher plc	25,529
31,268	Lloyds Banking Group plc	35,490
1,760	National Grid plc	25,077
1,054	Pennon Group plc	13,150
1,364	Prudential plc	31,852
377	Reckitt Benckiser Group plc	36,819
1,156	Rio Tinto plc	42,121
438	SABMiller plc	26,914
1,509	Smith & Nephew plc	25,760
2,086	UBM plc	16,434
14,992	Vodafone Group plc	49,339

		581,557

	Total Common Stocks (Cost $2,023,870)	2,163,782

Preferred Stock — 1.0%
	Germany — 1.0%
208	Henkel AG & Co. KGaA (Cost $17,432)	22,519

Short-Term Investment — 2.3%
	Investment Company — 2.3%
52,566	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $52,566)	52,566

	Total Investments — 99.9% (Cost $2,093,868)	2,238,867
	Other Assets in Excess of Liabilities — 0.1%	1,503

	NET ASSETS — 100.0%	$2,240,370

Percentages indicated are based on net assets.
Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.2%
Pharmaceuticals	11.5
Food Products	4.8
Insurance	4.2
Metals & Mining	3.9
Oil, Gas & Consumable Fuels	3.6
Real Estate Management & Development	3.4
Real Estate Investment Trusts (REITs)	2.8
Household Products	2.7
Media	2.6
Aerospace & Defense	2.5
Chemicals	2.5
Semiconductors & Semiconductor Equipment	2.4
Automobiles	2.3
Wireless Telecommunication Services	2.2
Food & Staples Retailing	2.1
Auto Components	2.1
Tobacco	2.0
Specialty Retail	1.9
Beverages	1.8
Capital Markets	1.8
Airlines	1.6
Construction & Engineering	1.6
Trading Companies & Distributors	1.4
Household Durables	1.4
Diversified Financial Services	1.4
Communications Equipment	1.3
Electronic Equipment, Instruments & Components	1.3
Electric Utilities	1.3
Diversified Telecommunication Services	1.3
Health Care Equipment & Supplies	1.2
Building Products	1.1
Multi-Utilities	1.1
Air Freight & Logistics	1.0
Others (each less than 1.0%)	4.4
Short-Term Investment	2.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
7,251	GBP
9,945	for EUR	Societe Generale	11/09/15	$10,936	#	$11,177	#	$241
5,674	GBP
1,032,691	for JPY	Standard Chartered Bank	11/09/15	8,559	#	8,747	#	188
72,182	AUD	BNP Paribas	11/09/15	52,952		51,458		(1,494)
23,551	AUD	Standard Chartered Bank	11/09/15	17,089		16,789		(300)
22,573	CHF	Barclays Bank plc	11/09/15	23,059		22,841		(218)
27,252	CHF	Credit Suisse International	11/09/15	27,955		27,575		(380)
6,029	CHF	Goldman Sachs International	11/09/15	6,232		6,101		(131)
26,997	CHF	Royal Bank of Canada	11/09/15	27,986		27,317		(669)
139,967	DKK	Royal Bank of Canada	11/09/15	20,585		20,640		55
5,771	EUR	Barclays Bank plc	11/09/15	6,451		6,347		(104)
46,599	EUR	Goldman Sachs International	11/09/15	52,053		51,247		(806)
8,833	EUR	HSBC Bank, N.A.	11/09/15	9,873		9,714		(159)
16,511	EUR	Morgan Stanley	11/09/15	18,582		18,158		(424)
62,104	EUR	Standard Chartered Bank	11/09/15	69,613		68,297		(1,316)
83,541	EUR	Union Bank of Switzerland AG	11/09/15	91,621		91,872		251
25,481	GBP	Goldman Sachs International	11/09/15	38,913		39,280		367
4,810	GBP	Merrill Lynch International	11/09/15	7,331		7,414		83
664,940	JPY	BNP Paribas	11/09/15	5,343		5,511		168
512,043	JPY	Goldman Sachs International	11/09/15	4,265		4,243		(22)
1,463,664	JPY	Merrill Lynch International	11/09/15	12,149		12,130		(19)
1,569,755	JPY	Morgan Stanley	11/09/15	13,060		13,009		(51)
7,520,938	JPY	Standard Chartered Bank	11/09/15	62,489		62,330		(159)
259,269	SEK	Societe Generale	11/09/15	29,637		30,350		713
37,640	SGD	Standard Chartered Bank	11/09/15	27,045		26,862		(183)
				$643,778		$639,409		$(4,369)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
6,284	AUD	BNP Paribas	11/09/15	$4,466		$4,479		$(13)
58,169	CHF	Credit Suisse International	11/09/15	59,250		58,859		391
5,121	CHF	Goldman Sachs International	11/09/15	5,338		5,181		157
6,881	CHF	Standard Chartered Bank	11/09/15	7,232		6,963		269
10,576	CHF	State Street Corp.	11/09/15	10,958		10,702		256
8,985	CHF	Union Bank of Switzerland AG	11/09/15	9,241		9,092		149
19,052	EUR	Goldman Sachs International	11/09/15	21,284		20,952		332
6,538	EUR	Merrill Lynch International	11/09/15	7,359		7,190		169
9,404	EUR	Morgan Stanley	11/09/15	10,634		10,341		293
75,781	EUR	Royal Bank of Canada	11/09/15	84,485		83,338		1,147
10,589	EUR	Royal Bank of Scotland	11/09/15	11,806		11,646		160
4,245	EUR	Standard Chartered Bank	11/09/15	4,826		4,669		157

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
13,544	GBP	Citibank, N.A.	11/09/15	$21,240	$20,879	$361
8,128	GBP	Goldman Sachs International	11/09/15	12,430	12,530	(100)
111,576	GBP	HSBC Bank, N.A.	11/09/15	172,137	171,999	138
6,219	GBP	Morgan Stanley	11/09/15	9,629	9,587	42
4,912	GBP	Royal Bank of Canada	11/09/15	7,707	7,571	136
6,517	GBP	Royal Bank of Scotland	11/09/15	9,885	10,047	(162)
17,321	GBP	Standard Chartered Bank	11/09/15	26,314	26,701	(387)
1,116,513	JPY	Barclays Bank plc	11/09/15	9,299	9,253	46
3,551,119	JPY	Goldman Sachs International	11/09/15	29,590	29,430	160
582,546	JPY	Merrill Lynch International	11/09/15	4,837	4,827	10
1,264,101	JPY	Royal Bank of Canada	11/09/15	10,559	10,476	83
2,386,781	JPY	State Street Corp.	11/09/15	19,274	19,781	(507)
100,414	NOK	Barclays Bank plc	11/09/15	12,182	11,817	365
				$581,962	$578,310	$3,652

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2015 of the currency being sold, and the value at October 31, 2015 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Australia — 5.4%
674	AMP Ltd.	2,734
387	Australia & New Zealand Banking Group Ltd.	7,492
449	BGP Holdings plc (a)	–	(h)
430	BHP Billiton Ltd.	7,046
139	Commonwealth Bank of Australia	7,527
580	Dexus Property Group	3,183
983	Goodman Group	4,216
72	Macquarie Group Ltd.	4,382
40	National Australia Bank Ltd.	847
992	Qantas Airways Ltd. (a)	2,794
183	Wesfarmers Ltd.	5,122
104	Westpac Banking Corp.	2,306

		47,649

	Denmark — 1.7%
2	AP Moeller—Maersk A/S, Class B	2,624
47	Chr Hansen Holding A/S	2,848
139	Danske Bank A/S	3,823
105	Novo Nordisk A/S, Class B	5,556

		14,851

	Finland — 2.1%
1,000	Nokia OYJ	7,441
389	Outokumpu OYJ (a)	1,322
319	UPM-Kymmene OYJ	5,980
78	Wartsila OYJ Abp	3,349

		18,092

	France — 10.1%
70	Air Liquide S.A.	9,086
134	Airbus Group SE	9,362
44	Arkema S.A.	3,229
390	AXA S.A.	10,395
113	BNP Paribas S.A.	6,855
51	Cap Gemini S.A.	4,567
267	Engie S.A.	4,679
8	L’Oreal S.A.	1,420
78	Renault S.A.	7,360
81	Sanofi	8,146
49	Schneider Electric SE	2,952
108	Societe Generale S.A.	5,022
55	Thales S.A.	4,011
139	TOTAL S.A.	6,720
217	Vivendi S.A.	5,225

		89,029

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — 7.6%
16	Allianz SE	2,811
18	BASF SE	1,493
85	Bayer AG	11,376
82	Brenntag AG	4,934
107	Daimler AG	9,237
43	Deutsche Bank AG	1,209
65	Deutsche Post AG	1,939
347	Deutsche Telekom AG	6,496
166	E.ON SE	1,746
72	HeidelbergCement AG	5,353
350	Infineon Technologies AG	4,312
135	SAP SE	10,620
57	Siemens AG	5,711

		67,237

	Hong Kong — 2.5%
478	AIA Group Ltd.	2,804
431	Cheung Kong Property Holdings Ltd.	3,013
447	CK Hutchison Holdings Ltd.	6,123
107	Hang Seng Bank Ltd.	1,956
377	Power Assets Holdings Ltd.	3,755
535	Sands China Ltd.	1,926
471	Wharf Holdings Ltd. (The)	2,805

		22,382

	Ireland — 1.5%
27	DCC plc	2,179
54	Ryanair Holdings plc, ADR	4,215
84	Shire plc	6,390

		12,784

	Israel — 0.3%
45	Teva Pharmaceutical Industries Ltd., ADR	2,679

	Italy — 2.8%
222	Assicurazioni Generali S.p.A.	4,208
147	Atlantia S.p.A.	4,073
1,446	Enel S.p.A.	6,666
3,527	Telecom Italia S.p.A. (a)	4,921
806	UniCredit S.p.A.	5,201

		25,069

	Japan — 22.1%
338	Amada Holdings Co., Ltd.	3,015
111	Bridgestone Corp.	4,056
33	Central Japan Railway Co.	5,947
32	Daicel Corp.	420
70	Daikin Industries Ltd.	4,503
109	Daiwa House Industry Co., Ltd.	2,851

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Japan — continued
57	Dentsu, Inc.	3,221
142	DMG Mori Co., Ltd.	2,027
60	East Japan Railway Co.	5,714
78	Electric Power Development Co., Ltd.	2,572
76	Fuji Heavy Industries Ltd.	2,924
699	Fujitsu Ltd.	3,305
915	Hitachi Ltd.	5,278
55	Honda Motor Co., Ltd.	1,810
51	Japan Tobacco, Inc.	1,751
156	JFE Holdings, Inc.	2,451
531	JX Holdings, Inc.	2,083
733	Kajima Corp.	4,195
124	KDDI Corp.	3,003
9	Keyence Corp.	4,894
243	Kirin Holdings Co., Ltd.	3,444
225	Kyushu Electric Power Co., Inc. (a)	2,715
103	LIXIL Group Corp.	2,201
71	Mabuchi Motor Co., Ltd.	3,523
136	Mazda Motor Corp.	2,674
196	Medipal Holdings Corp.	3,417
1,526	Mitsubishi UFJ Financial Group, Inc.	9,867
94	Mitsui & Co., Ltd.	1,198
191	Mitsui Fudosan Co., Ltd.	5,190
109	MS&AD Insurance Group Holdings, Inc.	3,207
48	NGK Spark Plug Co., Ltd.	1,161
124	Nippon Steel & Sumitomo Metal Corp.	2,522
215	Nippon Telegraph & Telephone Corp.	7,864
688	Nishi-Nippon City Bank Ltd. (The)	2,010
38	Nitori Holdings Co., Ltd.	3,001
199	ORIX Corp.	2,912
132	Otsuka Holdings Co., Ltd.	4,386
273	Seiko Epson Corp.	4,166
173	Seven & i Holdings Co., Ltd.	7,836
78	Shin-Etsu Chemical Co., Ltd.	4,615
196	Sony Corp.	5,574
611	Sumitomo Bakelite Co., Ltd.	2,507
195	Sumitomo Mitsui Financial Group, Inc.	7,783
72	Suntory Beverage & Food Ltd.	2,903
77	Suzuken Co., Ltd.	2,962
50	Sysmex Corp.	2,858
295	Takashimaya Co., Ltd.	2,637
610	Tokyo Gas Co., Ltd.	3,018
271	Toyota Motor Corp.	16,573
113	Yamato Holdings Co., Ltd.	2,214
149	Yamazaki Baking Co., Ltd.	2,870

		195,828

SHARES	SECURITY DESCRIPTION	VALUE($)

	Luxembourg — 0.2%
367	ArcelorMittal	2,048

	Netherlands — 4.4%
564	Aegon N.V.	3,460
28	ASML Holding N.V.	2,560
59	Heineken N.V.	5,379
494	ING Groep N.V., CVA	7,189
852	Koninklijke KPN N.V.	3,121
91	NN Group N.V.	2,856
342	Royal Dutch Shell plc, Class A	8,918
207	Royal Dutch Shell plc, Class B	5,426

		38,909

	New Zealand — 0.3%
1,298	Spark New Zealand Ltd.	2,944

	Norway — 0.4%
148	DNB ASA	1,881
96	Telenor ASA	1,805

		3,686

	Portugal — 0.3%
268	Galp Energia SGPS S.A.	2,895

	Singapore — 0.8%
439	DBS Group Holdings Ltd.	5,392
259	Singapore Exchange Ltd.	1,363

		6,755

	Spain — 2.4%
780	Banco Santander S.A.	4,358
2,321	Bankia S.A.	2,983
429	Distribuidora Internacional de Alimentacion S.A. (a)	2,723
609	Iberdrola S.A.	4,345
178	Repsol S.A.	2,236
333	Telefonica S.A.	4,393

		21,038

	Sweden — 2.3%
171	Assa Abloy AB, Class B	3,392
161	Electrolux AB, Series B	4,733
141	Hennes & Mauritz AB, Class B	5,493
256	Nordea Bank AB	2,827
436	Sandvik AB	4,063

		20,508

	Switzerland — 10.3%
31	Actelion Ltd. (a)	4,279
50	Cie Financiere Richemont S.A.	4,283
104	Credit Suisse Group AG (a)	2,593

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
26	LafargeHolcim Ltd. (a)	1,461
265	Nestle S.A.	20,202
144	Novartis AG	13,050
69	Roche Holding AG	18,844
21	Syngenta AG	7,138
522	UBS Group AG	10,435
107	Wolseley plc	6,263
9	Zurich Insurance Group AG (a)	2,382

		90,930

	United Kingdom — 19.7%
403	3i Group plc	3,104
92	Associated British Foods plc	4,883
187	AstraZeneca plc	11,909
663	Aviva plc	4,957
2,696	Barclays plc	9,605
508	Barratt Developments plc	4,783
494	BG Group plc	7,800
980	BP plc	5,824
218	British American Tobacco plc	12,937
1,291	Centrica plc	4,491
1,198	Debenhams plc	1,647
580	Dixons Carphone plc	4,117
291	Domino’s Pizza Group plc	4,884
411	GlaxoSmithKline plc	8,864
1,509	HSBC Holdings plc	11,788
105	InterContinental Hotels Group plc	4,192
637	ITV plc	2,472
6,975	Lloyds Banking Group plc	7,916
782	Poundland Group plc	3,317
137	Prudential plc	3,206
67	Reckitt Benckiser Group plc	6,575
59	Rio Tinto Ltd.	2,107
53	Rio Tinto plc	1,921
388	RSA Insurance Group plc	2,514
175	SABMiller plc	10,726
124	Standard Chartered plc	1,374
996	Taylor Wimpey plc	3,034
335	UBM plc	2,637
132	Unilever N.V., CVA	5,985
3,320	Vodafone Group plc	10,924
53	Whitbread plc	4,016

		174,509

	Total Common Stocks (Cost $803,024)	859,822

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.9%
	Germany — 0.9%
58	Henkel AG & Co. KGaA	6,261
17	Volkswagen AG	2,021

	Total Preferred Stocks (Cost $7,204)	8,282

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Australia — 0.0% (g)
5	Westpac Banking Corp., expiring 11/11/15 (a)	16
	Spain — 0.0% (g)
780	Banco Santander S.A., expiring 11/03/15 (a)	43

	Total Rights (Cost $43)	59

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
12,046	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $12,046)	12,046

	Total Investments — 99.5% (Cost $822,317)	880,209
	Other Assets in Excess of Liabilities — 0.5% (c)	4,120

	NET ASSETS — 100.0%	$884,329

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	13.2%
Pharmaceuticals	10.4
Insurance	5.2
Automobiles	4.8
Oil, Gas & Consumable Fuels	4.8
Diversified Telecommunication Services	4.2
Chemicals	3.6
Food Products	3.2
Beverages	2.6
Capital Markets	2.5
Metals & Mining	2.2
Household Durables	2.1
Electric Utilities	2.0
Food & Staples Retailing	1.8
Hotels, Restaurants & Leisure	1.7
Tobacco	1.7

INDUSTRY	PERCENTAGE
Industrial Conglomerates	1.6%
Wireless Telecommunication Services	1.6
Real Estate Management & Development	1.6
Aerospace & Defense	1.5
Household Products	1.5
Specialty Retail	1.4
Machinery	1.4
Trading Companies & Distributors	1.4
Road & Rail	1.3
Multi-Utilities	1.2
Software	1.2
Electronic Equipment, Instruments & Components	1.2
Building Products	1.1
Others (each less than 1.0%)	14.6
Short-Term Investment	1.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
166	Euro STOXX 50 Index	12/18/15	EUR	$6,212	$388

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Australia — 1.6%
1,159	South32 Ltd. (a)	1,192

	Canada — 3.5%
28	Canadian National Railway Co.	1,708
105	MEG Energy Corp. (a)	878

		2,586

	China — 8.4%
12	Baidu, Inc., ADR (a)	2,330
1,191	CNOOC Ltd.	1,345
25	JD.com, Inc., ADR (a)	703
338	Ping An Insurance Group Co. of China Ltd., Class H	1,895

		6,273

	Finland — 3.2%
325	Nokia OYJ	2,419

	France — 11.0%
26	Accor S.A.	1,306
44	AXA S.A.	1,162
132	Orange S.A.	2,326
15	Pernod Ricard S.A.	1,777
16	Sanofi	1,586

		8,157

	Germany — 5.3%
10	Continental AG	2,476
24	Covestro AG (a) (e)	745
21	Zalando SE (a) (e)	734

		3,955

	Hong Kong — 2.8%
148	Cheung Kong Property Holdings Ltd.	1,036
78	CK Hutchison Holdings Ltd.	1,068

		2,104

	India — 3.2%
19	HDFC Bank Ltd., ADR	1,140
148	ICICI Bank Ltd., ADR	1,276

		2,416

	Ireland — 2.1%
21	Shire plc	1,555

	Israel — 2.8%
35	Teva Pharmaceutical Industries Ltd., ADR	2,081

	Italy — 2.0%
432	Intesa Sanpaolo S.p.A.	1,502

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — 13.2%
44	Japan Tobacco, Inc.	1,512
60	KDDI Corp.	1,445
2	Keyence Corp.	1,041
93	Kubota Corp.	1,442
23	Makita Corp.	1,233
41	Sumitomo Mitsui Financial Group, Inc.	1,628
26	Tokyo Electron Ltd.	1,541

		9,842

	Netherlands — 4.9%
22	Akzo Nobel N.V.	1,581
142	ING Groep N.V., CVA	2,063

		3,644

	South Africa — 1.7%
9	Naspers Ltd., Class N	1,301

	South Korea — 3.2%
4	Samsung Electronics Co., Ltd., Reg. S, GDR	2,352

	Switzerland — 8.1%
9	Actelion Ltd. (a)	1,254
19	Cie Financiere Richemont S.A.	1,649
7	Roche Holding AG	1,810
66	UBS Group AG	1,325

		6,038

	Taiwan — 1.4%
46	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,017

	United Kingdom — 19.9%
69	ARM Holdings plc	1,079
508	Barclays plc	1,810
1,961	Lloyds Banking Group plc	2,226
180	Meggitt plc	979
89	Prudential plc	2,087
80	RELX N.V.	1,363
70	Smith & Nephew plc	1,198
626	Vodafone Group plc	2,059
238	Worldpay Group plc (a) (e)	1,022
45	WPP plc	1,013

		14,836

	Total Common Stocks (Cost $74,986)	73,270

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
943	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $943)	943

	Total Investments — 99.6% (Cost $75,929)	74,213
	Other Assets in Excess of Liabilities — 0.4%	283

	NET ASSETS — 100.0%	$74,496

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	15.7%
Pharmaceuticals	9.6
Insurance	6.9
Media	5.0
Semiconductors & Semiconductor Equipment	4.9
Wireless Telecommunication Services	4.7
Machinery	3.6
Auto Components	3.3
Communications Equipment	3.3
Technology Hardware, Storage & Peripherals	3.2
Internet Software & Services	3.1
Chemicals	3.1
Diversified Telecommunication Services	3.1
Oil, Gas & Consumable Fuels	3.0
Beverages	2.4
Road & Rail	2.3
Textiles, Apparel & Luxury Goods	2.2
Tobacco	2.0
Internet & Catalog Retail	1.9
Capital Markets	1.8
Hotels, Restaurants & Leisure	1.8
Biotechnology	1.7
Health Care Equipment & Supplies	1.6
Metals & Mining	1.6
Industrial Conglomerates	1.4
Electronic Equipment, Instruments & Components	1.4
Real Estate Management & Development	1.4
IT Services	1.4
Aerospace & Defense	1.3
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Australia — 3.0%
1,762	Australia & New Zealand Banking Group Ltd.	34,068
4,504	Goodman Group	19,325
3,517	Oil Search Ltd.	19,601

		72,994

	Brazil — 0.6%
2,173	Itau Unibanco Holding S.A. (Preference Shares), ADR	14,886

	China — 1.3%
15,211	CNOOC Ltd.	17,181
22,806	Industrial & Commercial Bank of China Ltd., Class H	14,466

		31,647

	Finland — 3.3%
5,876	Nokia OYJ	43,708
1,951	UPM-Kymmene OYJ	36,517

		80,225

	France — 12.2%
184	Airbus Group SE	12,819
1,749	AXA S.A.	46,690
869	BNP Paribas S.A.	52,688
235	Cap Gemini S.A.	20,914
341	Renault S.A.	32,094
459	Societe Generale S.A.	21,313
128	Sodexo S.A.	11,383
337	Thales S.A.	24,389
1,559	TOTAL S.A.	75,369

		297,659

	Germany — 6.8%
242	Bayer AG	32,238
355	Brenntag AG	21,411
568	Daimler AG	49,227
734	Deutsche Bank AG	20,531
166	HeidelbergCement AG	12,342
1,428	Infineon Technologies AG	17,587
739	TUI AG	13,744

		167,080

	Hong Kong — 1.7%
569	Cheung Kong Property Holdings Ltd.	3,982
3,626	China Overseas Land & Investment Ltd.	11,711
1,912	CK Hutchison Holdings Ltd.	26,184

		41,877

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 2.0%
230	Ryanair Holdings plc, ADR	18,019
416	Shire plc	31,485

		49,504

	Italy — 5.2%
9,305	Enel S.p.A.	42,907
10,099	Intesa Sanpaolo S.p.A.	35,136
23,593	Telecom Italia S.p.A. (a)	32,915
2,543	UniCredit S.p.A.	16,420

		127,378

	Japan — 23.0%
1,173	Dai-ichi Life Insurance Co., Ltd. (The)	20,290
368	Daikin Industries Ltd.	23,664
1,148	Daiwa House Industry Co., Ltd.	30,128
443	Dentsu, Inc.	24,888
805	Japan Airlines Co., Ltd.	30,308
329	Japan Tobacco, Inc.	11,370
3,170	Kawasaki Heavy Industries Ltd.	12,724
1,190	Mitsubishi Corp.	21,642
11,432	Mitsubishi UFJ Financial Group, Inc.	73,935
1,166	Mitsui Fudosan Co., Ltd.	31,731
1,514	Nippon Telegraph & Telephone Corp.	55,505
2,861	Nissan Motor Co., Ltd.	29,661
488	Seven & i Holdings Co., Ltd.	22,163
776	Sompo Japan Nipponkoa Holdings, Inc.	24,365
1,279	Sony Corp.	36,342
650	Sumitomo Mitsui Financial Group, Inc.	25,923
1,222	Toyota Motor Corp.	74,865
588	Yamato Holdings Co., Ltd.	11,572

		561,076

	Luxembourg — 0.7%
2,936	ArcelorMittal	16,396

	Netherlands — 4.9%
3,056	ING Groep N.V., CVA	44,479
7,862	Koninklijke KPN N.V.	28,806
936	Koninklijke Philips N.V.	25,236
670	NN Group N.V.	21,004

		119,525

	Norway — 1.5%
932	DNB ASA	11,861
7,232	Norsk Hydro ASA	25,902

		37,763

	Singapore — 0.5%
973	DBS Group Holdings Ltd.	11,968

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Korea — 1.0%
21	Samsung Electronics Co., Ltd.	24,761

	Spain — 0.6%
11,199	Bankia S.A.	14,392

	Sweden — 1.6%
1,294	Electrolux AB, Series B	38,057

	Switzerland — 6.2%
884	Credit Suisse Group AG (a)	22,043
313	Nestle S.A.	23,895
311	Novartis AG	28,149
163	Roche Holding AG	44,389
559	Wolseley plc	32,841

		151,317

	United Kingdom — 21.9%
585	AstraZeneca plc	37,258
3,086	Aviva plc	23,061
10,775	Barclays plc	38,390
1,454	Barratt Developments plc	13,694
2,731	BG Group plc	43,151
465	British American Tobacco plc	27,608
949	British Land Co. plc (The)	12,717
6,589	Centrica plc	22,928
2,823	Dixons Carphone plc	20,041
1,403	GlaxoSmithKline plc	30,258
567	InterContinental Hotels Group plc	22,648
36,018	Lloyds Banking Group plc	40,881
2,648	National Grid plc	37,727
1,892	Prudential plc	44,184
1,048	Rio Tinto plc	38,209
233	SABMiller plc	14,310
20,693	Vodafone Group plc	68,100

		535,165

	Total Common Stocks (Cost $2,287,696)	2,393,670

Short-Term Investment — 1.1%
	Investment Company — 1.1%
28,020	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $28,020)	28,020

	Total Investments — 99.1% (Cost $2,315,716)	2,421,690
	Other Assets in Excess of Liabilities — 0.9%	22,506

	NET ASSETS — 100.0%	$2,444,196

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	18.6%
Pharmaceuticals	8.4
Automobiles	7.7
Insurance	7.4
Oil, Gas & Consumable Fuels	6.4
Diversified Telecommunication Services	4.8
Household Durables	3.6
Metals & Mining	3.3
Real Estate Management & Development	3.2
Trading Companies & Distributors	3.1
Wireless Telecommunication Services	2.8
Multi-Utilities	2.5
Industrial Conglomerates	2.1
Airlines	2.0
Hotels, Restaurants & Leisure	2.0
Communications Equipment	1.8
Electric Utilities	1.8
Capital Markets	1.8
Tobacco	1.6
Aerospace & Defense	1.5
Paper & Forest Products	1.5
Real Estate Investment Trusts (REITs)	1.3
Media	1.0
Technology Hardware, Storage & Peripherals	1.0
Food Products	1.0
Building Products	1.0
Others (each less than 1.0%)	5.6
Short-Term Investment	1.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
10,104	EUR
7,502	for GBP	Goldman Sachs International	11/27/15	$11,562	#	$11,114	#	$(448)
12,997	EUR
124,355	for SEK	Credit Suisse International	11/27/15	14,564	#	14,297	#	(267)
6,181	GBP
8,353	for EUR	Royal Bank of Canada	11/27/15	9,188	#	9,528	#	340
122,166	AUD	BNP Paribas	11/27/15	87,851		87,008		(843)
10,747	CHF	Citibank, N.A.	11/27/15	10,984		10,880		(104)
5,584	CHF	Royal Bank of Canada	11/27/15	5,677		5,653		(24)
7,102	CHF	Standard Chartered Bank	11/27/15	7,384		7,190		(194)
9,278	CHF	State Street Corp.	11/27/15	9,650		9,394		(256)
24,610	CHF	Union Bank of Switzerland AG	11/27/15	25,649		24,916		(733)
105,927	DKK	Deutsche Bank AG	11/27/15	16,368		15,627		(741)
13,415	EUR	Citibank, N.A.	11/27/15	15,176		14,756		(420)
18,196	EUR	Goldman Sachs International	11/27/15	20,361		20,015		(346)
57,979	EUR	Standard Chartered Bank	11/27/15	65,043		63,775		(1,268)
48,515	GBP	BNP Paribas	11/27/15	76,474		74,780		(1,694)
205,669	HKD	BNP Paribas	11/27/15	26,524		26,538		14
699,367	JPY	BNP Paribas	11/27/15	5,830		5,797		(33)
1,414,592	JPY	Deutsche Bank AG	11/27/15	11,771		11,725		(46)
1,007,289	JPY	Morgan Stanley	11/27/15	8,363		8,349		(14)
873,399	JPY	Royal Bank of Scotland	11/27/15	7,274		7,240		(34)
56,533	NOK	Goldman Sachs International	11/27/15	6,720		6,651		(69)
57,586	SEK	BNP Paribas	11/27/15	6,947		6,744		(203)
293,311	SEK	Deutsche Bank AG	11/27/15	35,333		34,349		(984)
15,694	SGD	BNP Paribas	11/27/15	11,186		11,193		7
8,099	SGD	Royal Bank of Canada	11/27/15	5,766		5,777		11
8,233	SGD	Royal Bank of Scotland	11/27/15	5,761		5,872		111
				$507,406		$499,168		$(8,238)

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
32,256	CHF	Deutsche Bank AG	11/27/15	$34,392	$32,656	$1,736
5,237	EUR	BNP Paribas	11/27/15	6,047	5,760	287
11,430	EUR	Citibank, N.A.	11/27/15	12,618	12,574	44
4,500	EUR	Goldman Sachs International	11/27/15	5,039	4,949	90
5,150	EUR	Merrill Lynch International	11/27/15	5,903	5,664	239
5,843	EUR	Morgan Stanley	11/27/15	6,610	6,427	183
6,574	EUR	Royal Bank of Canada	11/27/15	7,469	7,232	237
121,462	EUR	Standard Chartered Bank	11/27/15	139,958	133,605	6,353
30,699	EUR	State Street Corp.	11/27/15	33,940	33,769	171
22,381	GBP	BNP Paribas	11/27/15	34,037	34,497	(460)
6,769	GBP	Citibank, N.A.	11/27/15	10,467	10,433	34
5,178	GBP	Deutsche Bank AG	11/27/15	8,119	7,982	137
9,755	GBP	Goldman Sachs International	11/27/15	15,072	15,036	36
3,490	GBP	Standard Chartered Bank	11/27/15	5,385	5,379	6
19,317	GBP	State Street Corp.	11/27/15	29,732	29,775	(43)
8,283	GBP	Union Bank of Switzerland AG	11/27/15	12,652	12,768	(116)
40,187	HKD	HSBC Bank, N.A.	11/27/15	5,185	5,185	– (h)
63,164	HKD	Societe Generale	11/27/15	8,150	8,151	(1)
1,509,792	JPY	Goldman Sachs International	11/27/15	12,673	12,514	159
1,996,548	JPY	Standard Chartered Bank	11/27/15	16,721	16,548	173
1,420,520	JPY	State Street Corp.	11/27/15	11,474	11,775	(301)
214,054	NOK	Deutsche Bank AG	11/27/15	26,137	25,183	954
46,235	SEK	Deutsche Bank AG	11/27/15	5,445	5,415	30
49,342	SEK	Merrill Lynch International	11/27/15	5,804	5,778	26
				$459,029	$449,055	$9,974

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2015 of the currency being sold, and the value at October 31, 2015 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Australia — 5.4%
296	Australia & New Zealand Banking Group Ltd.	5,730
678	Bank of Queensland Ltd.	6,289
705	Bendigo & Adelaide Bank Ltd.	5,349
898	BHP Billiton Ltd.	14,733
2,022	Echo Entertainment Group Ltd.	7,306
11,101	Fairfax Media Ltd.	7,425
154	Flight Centre Travel Group Ltd.	4,154
2,199	GPT Group (The)	7,448
2,297	Harvey Norman Holdings Ltd.	6,452
627	Lend Lease Group	5,766
136	Macquarie Group Ltd.	8,221
4,835	South32 Ltd. (a)	5,007
1,040	Westfield Corp.	7,542
657	Westpac Banking Corp.	14,638
342	Woodside Petroleum Ltd.	7,167

		113,227

	Belgium — 1.5%
95	Ageas	4,180
55	Anheuser-Busch InBev S.A./N.V.	6,609
231	bpost S.A.	5,784
85	Delhaize Group	7,930
216	Proximus SADP	7,474

		31,977

	China — 0.3%
7,737	China Construction Bank Corp., Class H	5,607

	Denmark — 2.6%
4	AP Moeller—Maersk A/S, Class B	6,526
317	Danske Bank A/S	8,730
451	Novo Nordisk A/S, Class B	23,939
62	Pandora A/S	7,136
142	Vestas Wind Systems A/S	8,287

		54,618

	Finland — 0.8%
296	Tieto OYJ	7,593
431	UPM-Kymmene OYJ	8,074

		15,667

	France — 11.3%
508	Altran Technologies S.A.	6,339
567	AXA S.A.	15,127
254	BNP Paribas S.A.	15,383
104	Cap Gemini S.A.	9,281
584	Credit Agricole S.A.	7,374
487	Engie S.A.	8,515

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
118	Faurecia	4,676
67	Gaztransport Et Technigaz S.A.	3,332
83	LVMH Moet Hennessy Louis Vuitton SE	15,464
1,007	Natixis S.A.	6,165
638	Orange S.A.	11,246
106	Publicis Groupe S.A.	6,877
75	Renault S.A.	7,078
135	Safran S.A.	10,217
270	Sanofi	27,217
207	Societe Generale S.A.	9,633
1,071	Technicolor S.A.	7,241
96	Teleperformance	7,516
94	Thales S.A.	6,772
527	TOTAL S.A.	25,486
48	Valeo S.A.	7,472
218	Veolia Environnement S.A.	5,074
160	Vinci S.A.	10,763

		234,248

	Germany — 8.2%
118	Allianz SE	20,701
112	Aurubis AG	7,477
191	Bayer AG	25,410
43	Continental AG	10,425
225	Daimler AG	19,507
198	Evonik Industries AG	7,184
238	Freenet AG	8,017
101	Fresenius Medical Care AG & Co. KGaA	9,095
131	Fresenius SE & Co. KGaA	9,627
77	Hannover Rueck SE	8,951
113	HeidelbergCement AG	8,443
92	KUKA AG	7,774
84	Merck KGaA	8,174
136	OSRAM Licht AG	8,019
118	ProSiebenSat.1 Media SE	6,351
62	Siemens AG	6,235

		171,390

	Hong Kong — 2.5%
1,306	BOC Hong Kong Holdings Ltd.	4,176
919	Cheung Kong Infrastructure Holdings Ltd.	8,525
910	Cheung Kong Property Holdings Ltd.	6,367
2,196	China Overseas Land & Investment Ltd.	7,093
732	China Overseas Property Holdings Ltd. (a)	126
864	CK Hutchison Holdings Ltd.	11,825
6,039	New World Development Co., Ltd.	6,441

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Hong Kong — continued
579	Swire Pacific Ltd., Class A	6,684

		51,237

	India — 0.4%
126	HDFC Bank Ltd., ADR	7,686

	Ireland — 1.6%
97	DCC plc	7,753
93	Ryanair Holdings plc, ADR	7,234
154	Shire plc	11,656
103	Smurfit Kappa Group plc	2,924
160	Smurfit Kappa Group plc 1	4,566

		34,133

	Israel — 0.6%
224	Teva Pharmaceutical Industries Ltd., ADR	13,248

	Italy — 2.1%
178	Atlantia S.p.A.	4,937
2,252	Enel S.p.A.	10,387
3,718	Intesa Sanpaolo S.p.A.	12,935
708	Mediobanca S.p.A.	7,122
6,512	Telecom Italia S.p.A. (a)	9,084

		44,465

	Japan — 21.8%
171	Alps Electric Co., Ltd.	5,320
1,111	Asahi Glass Co., Ltd.	6,361
1,072	Asahi Kasei Corp.	6,578
583	Astellas Pharma, Inc.	8,462
296	Bandai Namco Holdings, Inc.	7,266
1,230	Bank of Yokohama Ltd. (The)	7,677
217	Bridgestone Corp.	7,972
334	Canon, Inc.	9,977
393	Casio Computer Co., Ltd.	7,400
1,075	Citizen Holdings Co., Ltd.	8,150
584	Daicel Corp.	7,721
177	FamilyMart Co., Ltd.	7,239
2,047	Fuji Electric Co., Ltd.	9,133
228	Fuji Heavy Industries Ltd.	8,798
211	FUJIFILM Holdings Corp.	8,405
1,287	Fukuoka Financial Group, Inc.	6,772
58	Hikari Tsushin, Inc.	4,376
721	ITOCHU Corp.	9,017
263	Japan Aviation Electronics Industry Ltd.	4,659
312	Japan Tobacco, Inc.	10,802
302	JFE Holdings, Inc.	4,740
483	KDDI Corp.	11,681
3,905	Kobe Steel Ltd.	4,931

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
75	Kose Corp.	7,285
96	MEIJI Holdings Co., Ltd.	7,596
453	Mitsubishi Corp.	8,239
3,422	Mitsubishi UFJ Financial Group, Inc.	22,132
2,112	Mitsui Chemicals, Inc.	7,986
347	NH Foods Ltd.	7,238
307	Nippon Telegraph & Telephone Corp.	11,259
997	Nissan Motor Co., Ltd.	10,333
77	Nitori Holdings Co., Ltd.	5,989
77	Nitto Denko Corp.	4,931
832	Obayashi Corp.	7,297
609	ORIX Corp.	8,886
158	Otsuka Holdings Co., Ltd.	5,252
119	Rohm Co., Ltd.	5,882
595	Sekisui Chemical Co., Ltd.	7,020
476	Sekisui House Ltd.	7,920
213	Shionogi & Co., Ltd.	8,749
247	Sompo Japan Nipponkoa Holdings, Inc.	7,740
338	Sony Corp.	9,605
921	Sumitomo Chemical Co., Ltd.	5,276
442	Sumitomo Electric Industries Ltd.	6,035
1,202	Sumitomo Heavy Industries Ltd.	5,416
361	Sumitomo Mitsui Financial Group, Inc.	14,390
1,927	Sumitomo Mitsui Trust Holdings, Inc.	7,397
481	T&D Holdings, Inc.	6,321
1,251	Taisei Corp.	8,130
588	Tohoku Electric Power Co., Inc.	8,250
238	Tokio Marine Holdings, Inc.	9,182
540	Toyota Motor Corp.	33,052
119	West Japan Railway Co.	8,340
330	Yamaha Corp.	8,195

		454,760

	Luxembourg — 0.3%
182	APERAM S.A. (a)	5,609

	Netherlands — 4.3%
1,144	Aegon N.V.	7,021
114	Heineken N.V.	10,409
1,113	ING Groep N.V., CVA	16,191
384	Koninklijke Ahold N.V.	7,806
237	NN Group N.V.	7,433
130	Randstad Holding N.V.	7,731
1,270	Royal Dutch Shell plc, Class B	33,261

		89,852

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Norway — 0.6%
452	DNB ASA	5,761
142	Yara International ASA	6,435

		12,196

	Portugal — 0.3%
1,623	EDP—Energias de Portugal S.A.	5,997

	Singapore — 0.4%
618	DBS Group Holdings Ltd.	7,600

	South Africa — 0.3%
861	Investec plc	7,175

	South Korea — 0.4%
6	Samsung Electronics Co., Ltd.	7,402

	Spain — 2.6%
139	Amadeus IT Holding S.A., Class A	5,907
1,457	Banco Santander S.A.	8,138
313	Ferrovial S.A.	7,892
327	Gas Natural SDG S.A.	7,076
1,610	Iberdrola S.A.	11,482
509	Repsol S.A.	6,411
163	Tecnicas Reunidas S.A.	7,250

		54,156

	Sweden — 2.7%
301	Boliden AB	5,759
459	Castellum AB	6,867
548	Securitas AB, Class B	7,153
327	Svenska Cellulosa AB S.C.A., Class B	9,638
464	Svenska Handelsbanken AB, Class A	6,303
328	Swedbank AB, Class A	7,524
230	Swedish Match AB	7,214
362	Trelleborg AB, Class B,	6,092

		56,550

	Switzerland — 8.7%
53	Actelion Ltd. (a)	7,389
103	Adecco S.A. (a)	7,645
10	Georg Fischer AG	6,204
53	Lonza Group AG (a)	7,816
388	Nestle S.A.	29,603
458	Novartis AG	41,445
135	Roche Holding AG	36,644
21	Straumann Holding AG	5,815
31	Swiss Life Holding AG (a)	7,378
126	Swiss Re AG	11,695
923	UBS Group AG	18,443

		180,077

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — 18.7%
895	3i Group plc	6,897
313	AstraZeneca plc	19,956
1,048	Aviva plc	7,829
4,285	Barclays plc	15,268
763	Barratt Developments plc	7,189
2,384	Booker Group plc	6,830
3,922	BP plc	23,311
440	British American Tobacco plc	26,111
670	British Land Co. plc (The)	8,976
2,121	BT Group plc	15,145
1,164	Carillion plc	5,475
1,257	Direct Line Insurance Group plc	7,626
1,092	Dixons Carphone plc	7,755
167	Hikma Pharmaceuticals plc	5,576
2,196	HSBC Holdings plc	17,157
273	Imperial Tobacco Group plc	14,712
1,488	Indivior plc	4,701
2,023	ITV plc	7,853
589	John Wood Group plc	5,403
13,961	Lloyds Banking Group plc	15,846
942	Marks & Spencer Group plc	7,439
422	Northgate plc	2,635
254	Persimmon plc (a)	7,778
507	Playtech plc	6,677
670	Prudential plc	15,638
174	Reckitt Benckiser Group plc	16,959
418	Rio Tinto plc	15,230
516	Sky plc	8,701
2,509	Taylor Wimpey plc	7,644
248	Travis Perkins plc	7,321
802	UBM plc	6,315
579	Unilever N.V., CVA	26,193
6,458	Vodafone Group plc	21,252
423	WPP plc	9,491

		388,889

	United States — 0.4%
148	Carnival plc	8,211

	Total Common Stocks (Cost $2,003,011)	2,055,977

Preferred Stock — 0.4%
	Germany — 0.4%
76	Henkel AG & Co. KGaA (Cost $7,461)	8,227

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Australia — 0.0% (g)
29	Westpac Banking Corp., expiring 11/11/15 (a)	100

	France — 0.0% (g)
1,071	Technicolor S.A., expiring 11/04/15 (a)	264

	Spain — 0.0% (g)
1,457	Banco Santander S.A., expiring 11/03/15 (a)	80

	Total Rights (Cost $81)	444

SHARES
Short-Term Investment — 1.3%
	Investment Company — 1.3%
26,986	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $26,986)	26,986

	Total Investments — 100.5% (Cost $2,037,539)	2,091,634
	Liabilities in Excess of Other Assets — (0.5)%	(9,718)

	NET ASSETS — 100.0%	$2,081,916

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.8%
Pharmaceuticals	11.5
Insurance	6.5
Oil, Gas & Consumable Fuels	4.7
Automobiles	3.8
Metals & Mining	3.0
Media	2.9
Tobacco	2.8
Household Durables	2.6
Diversified Telecommunication Services	2.6
Capital Markets	2.3
Chemicals	2.2
Electric Utilities	2.1
Food Products	2.1
Wireless Telecommunication Services	2.0
Construction & Engineering	1.9
Real Estate Management & Development	1.9
Auto Components	1.8
Household Products	1.7
Personal Products	1.6
Food & Staples Retailing	1.4
IT Services	1.4
Industrial Conglomerates	1.2
Technology Hardware, Storage & Peripherals	1.2
Machinery	1.2
Electrical Equipment	1.2
Trading Companies & Distributors	1.2
Real Estate Investment Trusts (REITs)	1.2
Professional Services	1.1
Textiles, Apparel & Luxury Goods	1.1
Others (each less than 1.0%)	13.7
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

J.P. Morgan International Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (Unaudited)

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Economies Fund	$938,154	86.8%
Emerging Markets Equity Fund	1,602,716	70.9
Emerging Markets Equity Income Fund	2,040	76.1
Global Research Enhanced Index Fund	2,808,909	37.9
Global Unconstrained Equity Fund	435	26.2
International Equity Fund	2,806,634	95.6
International Equity Income Fund	101,590	92.7
International Opportunities Fund	2,166,745	96.8
International Research Enhanced Equity Fund	861,269	97.8
International Unconstrained Equity Fund	62,136	83.7
International Value Fund	2,360,765	97.5
Intrepid International Fund	2,036,480	97.4

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,044,367		$2,198,338		$2,681		$7,195,831
Investments in affiliates, at value	36,465		62,382		—		207,057

Total investment securities, at value	1,080,832		2,260,720		2,681		7,402,888
Cash	6,661		1,418		49		1,039
Foreign currency, at value	1,484		587		37		121
Deposits at broker for futures contracts	2,232		—		—		8,795
Receivables:
Investment securities sold	4,363		5,307		22		60,643
Fund shares sold	6,355		6,786		—		2,685
Dividends from non-affiliates	404		218		2		10,066
Dividends from affiliates	3		5		—		14
Tax reclaims	10		—		—		4,720
Variation margin on futures contracts	116		—		—		—
India tax refund	31		—		—		—
Due from Adviser	—		—		19		—
Deferred offering costs	—		—		14		—

Total Assets	1,102,491		2,275,041		2,824		7,490,971

LIABILITIES:
Payables:
Investment securities purchased	5		3,571		65		71,055
Fund shares redeemed	308		1,952		—		1,419
Variation margin on futures contracts	—		—		—		808
Accrued liabilities:
Investment advisory fees	773		1,704		—		284
Administration fees	34		114		—		—
Distribution fees	10		84		—	(a)	—	(a)
Shareholder servicing fees	74		116		1		1,543
Custodian and accounting fees	318		536		18		189
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	—	(a)	16
Deferred India capital gains tax	—		402		—		—
Audit fees	50		56		46		57
Registration fee	—	(a)	27		1		236
Sub-transfer agent fees	52		342		—	(a)	4
Other	22		286		—	(a)	82

Total Liabilities	1,648		9,190		131		75,693

Net Assets	$1,100,843		$2,265,851		$2,693		$7,415,278

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,304,709	$2,244,573	$3,203	$6,974,515
Accumulated undistributed (distributions in excess of) net investment income	10,066	19,491	12	112,183
Accumulated net realized gains (losses)	(185,097)	(43,803)	(128)	(101,620)
Net unrealized appreciation (depreciation)	(28,835)	45,590	(394)	430,200

Total Net Assets	$1,100,843	$2,265,851	$2,693	$7,415,278

Net Assets:
Class A	$43,220	$274,710	$86	$20
Class C	3,614	43,387	32	20
Class R2	—	—	—	20
Class R5	81,516	—	17	—
Class R6	732,627	1,128,390	17	—
Institutional Class	—	316,635	—	—
Select Class	239,866	502,729	2,541	7,415,218

Total	$1,100,843	$2,265,851	$2,693	$7,415,278

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,920	14,063	7	1
Class C	332	2,288	3	1
Class R2	—	—	—	1
Class R5	7,339	—	1	—
Class R6	65,971	56,049	1	—
Institutional Class	—	15,716	—	—
Select Class	21,678	25,165	203	399,604

Net Asset Value (a):
Class A — Redemption price per share	$11.03	$19.53	$12.50	$18.52
Class C — Offering price per share (b)	10.86	18.96	12.51	18.43
Class R2 — Offering and redemption price per share	—	—	—	18.47
Class R5 — Offering and redemption price per share	11.11	—	12.53	—
Class R6 — Offering and redemption price per share	11.11	20.13	12.53	—
Institutional Class — Offering and redemption price per share	—	20.15	—	—
Select Class — Offering and redemption price per share	11.06	19.98	12.53	18.56
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.64	$20.61	$13.19	$19.55

Cost of investments in non-affiliates	$1,072,239	$2,152,337	$3,075	$6,775,877
Cost of investments in affiliates	36,465	62,382	—	207,057
Cost of foreign currency	1,534	587	37	122

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,657		$2,898,064	$106,101		$2,186,301
Investments in affiliates, at value	—		36,512	3,526		52,566

Total investment securities, at value	1,657		2,934,576	109,627		2,238,867
Cash	80		446	20		46
Foreign currency, at value	—		91	12		17
Receivables:
Investment securities sold	31		—	—		4,086
Fund shares sold	—		880	748		1,843
Dividends from non-affiliates	—	(a)	6,016	233		4,341
Dividends from affiliates	—		4	—	(a)	4
Tax reclaims	4		5,089	81		3,085
Unrealized appreciation on forward foreign currency exchange contracts	—		—	—		6,887

Total Assets	1,772		2,947,102	110,721		2,259,176

LIABILITIES:
Payables:
Investment securities purchased	18		—	—		13
Fund shares redeemed	—		22,050	78		9,584
Unrealized depreciation on forward foreign currency exchange contracts	—		—	—		7,604
Accrued liabilities:
Investment advisory fees	45		1,773	30		1,095
Administration fees	—		88	—	(a)	154
Distribution fees	—	(a)	67	19		35
Shareholder servicing fees	—	(a)	99	15		15
Custodian and accounting fees	15		131	24		112
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	—	(a)	4
Audit fees	51		27	55		57
Registration fee	1		37	59		27
Sub-transfer agent fees	—	(a)	134	17		75
Other	1		68	7		31

Total Liabilities	131		24,479	304		18,806

Net Assets	$1,641		$2,922,623	$110,417		$2,240,370

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$1,514		$2,743,027	$106,802	$2,126,663
Accumulated undistributed (distributions in excess of) net investment income	12		6,664	30	11,104
Accumulated net realized gains (losses)	8		(24,670)	823	(41,449)
Net unrealized appreciation (depreciation)	107		197,602	2,762	144,052

Total Net Assets	$1,641		$2,922,623	$110,417	$2,240,370

Net Assets:
Class A	$244		$224,370	$66,499	$155,397
Class C	317		28,313	8,649	1,743
Class R2	20		1,203	52	—
Class R5	20		57,500	19	—
Class R6	20		2,088,835	21	2,003,409
Institutional Class	—		—	—	55,273
Select Class	1,020		522,402	35,177	24,548

Total	$1,641		$2,922,623	$110,417	$2,240,370

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15		15,213	4,246	10,731
Class C	20		2,020	555	124
Class R2	2		82	4	—
Class R5	1		3,841	1	—
Class R6	1		139,581	1	135,794
Institutional Class	—		—	—	3,745
Select Class	63		34,932	2,241	1,672

Net Asset Value (a):
Class A — Redemption price per share	$16.12		$14.75	$15.66	$14.48
Class C — Offering price per share (b)	16.01		14.02	15.59	14.04
Class R2 — Offering and redemption price per share	16.11		14.69	15.65	—
Class R5 — Offering and redemption price per share	16.21		14.97	15.70	—
Class R6 — Offering and redemption price per share	16.22		14.97	15.69	14.75
Institutional Class — Offering and redemption price per share	—		—	—	14.76
Select Class — Offering and redemption price per share	16.18		14.95	15.70	14.68
Class A maximum sales charge	5.25%		5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.01		$15.57	$16.53	$15.28

Cost of investments in non-affiliates	$1,550		$2,700,037	$103,332	$2,041,302
Cost of investments in affiliates	—		36,512	3,526	52,566
Cost of foreign currency	—	(c)	94	12	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$868,163	$73,270		$2,393,670	$2,064,648
Investments in affiliates, at value	12,046	943		28,020	26,986

Total investment securities, at value	880,209	74,213		2,421,690	2,091,634
Cash	49	172		48	47
Foreign currency, at value	427	11		167	79
Deposits at broker for futures contracts	840	—		—	—
Receivables:
Investment securities sold	176	—		10,621	—
Fund shares sold	151	133		16,576	639
Dividends from non-affiliates	2,139	86		6,462	5,150
Dividends from affiliates	1	—	(a)	2	3
Tax reclaims	1,859	14		4,609	1,994
Unrealized appreciation on forward foreign currency exchange contracts	—	—		11,378	—

Total Assets	885,851	74,629		2,471,553	2,099,546

LIABILITIES:
Payables:
Investment securities purchased	876	—		11,899	—
Fund shares redeemed	193	—		2,246	16,087
Variation margin on futures contracts	31	—		—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—		9,642	—
Accrued liabilities:
Investment advisory fees	—	2		1,214	1,037
Administration fees	—	—		167	147
Distribution fees	30	3		163	35
Shareholder servicing fees	161	9		264	4
Custodian and accounting fees	61	7		225	105
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	8	5
Audit fees	54	54		56	50
Registration fee	32	49		26	51
Sub-transfer agent fees	45	3		1,197	76
Other	37	6		250	33

Total Liabilities	1,522	133		27,357	17,630

Net Assets	$884,329	$74,496		$2,444,196	$2,081,916

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$805,510	$76,813	$2,676,902	$2,560,105
Accumulated undistributed (distributions in excess of) net investment income	18,491	222	25,330	36,755
Accumulated net realized gains (losses)	2,270	(822)	(365,314)	(568,900)
Net unrealized appreciation (depreciation)	58,058	(1,717)	107,278	53,956

Total Net Assets	$884,329	$74,496	$2,444,196	$2,081,916

Net Assets:
Class A	$82,667	$5,824	$695,251	$152,834
Class C	18,423	3,439	31,296	2,789
Class R2	3,331	20	1,929	227
Class R5	—	20	—	—
Class R6	—	5,335	2,354	1,854,941
Institutional Class	—	—	1,480,321	51,833
Select Class	779,908	59,858	233,045	19,292

Total	$884,329	$74,496	$2,444,196	$2,081,916

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,998	331	53,380	7,893
Class C	1,162	197	2,475	143
Class R2	205	1	150	12
Class R5	—	1	—	—
Class R6	—	301	177	93,510
Institutional Class	—	—	111,377	2,614
Select Class	46,712	3,379	17,429	958

Net Asset Value (a):
Class A — Redemption price per share	$16.54	$17.61	$13.02	$19.36
Class C — Offering price per share (b)	15.85	17.45	12.65	19.52
Class R2 — Offering and redemption price per share	16.21	17.57	12.83	19.21
Class R5 — Offering and redemption price per share	—	17.75	—	—
Class R6 — Offering and redemption price per share	—	17.76	13.31	19.84
Institutional Class — Offering and redemption price per share	—	—	13.29	19.83
Select Class — Offering and redemption price per share	16.70	17.71	13.37	20.13
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.46	$18.59	$13.74	$20.43

Cost of investments in non-affiliates	$810,271	$74,986	$2,287,696	$2,010,553
Cost of investments in affiliates	12,046	943	28,020	26,986
Cost of foreign currency	450	11	171	79

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED OCTOBER 31, 2015

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Equity Income Fund (a)		Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$—		$7
Interest income from affiliates	—	(b)	4		—	(b)	2
Dividend income from non-affiliates	28,575		50,471		150		153,215
Dividend income from affiliates	10		23		—	(b)	116
Foreign taxes withheld	(2,877)		(3,594)		(15)		(6,559)

Total investment income	25,708		46,904		135		146,781

EXPENSES:
Investment advisory fees	9,369		21,646		26		12,250
Administration fees	769		1,776		2		5,020
Distribution fees:
Class A	117		742		—	(b)	— (b)
Class B (c)	—		10		—		—
Class C	33		388		—	(b)	1
Class R2	—		—		—		— (b)
Shareholder servicing fees:
Class A	117		742		—	(b)	— (b)
Class B (c)	—		4		—		—
Class C	11		129		—	(b)	— (b)
Class R2	—		—		—		—
Class R5	305		—		—	(b)	—
Institutional Class	—		379		—		—
Select Class	640		1,350		6		15,313
Custodian and accounting fees	674		969		41		585
Interest expense to affiliates	70		11		—	(b)	4
Professional fees	132		141		71		138
Trustees’ and Chief Compliance Officer’s fees	10		18		—	(b)	62
Printing and mailing costs	41		288		4		145
Registration and filing fees	96		159		6		531
Transfer agent fees	42		111		2		49
Sub-transfer agent fees (See Note 2.J.)	180		1,240		—	(b)	16
Offering costs	—		—		107		—
Other	15		36		8		40

Total expenses	12,621		30,139		273		34,154

Less fees waived	(1,121)		(2,431)		(28)		(13,753)
Less expense reimbursements	(46)		(134)		(211)		— (b)

Net expenses	11,454		27,574		34		20,401

Net investment income (loss)	14,254		19,330		101		126,380

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(86,627	)(d)	(27,772)		(128)		(71,727)
Futures	1,910		—		—		(17,615)
Foreign currency transactions	377		199		(1)		328

Net realized gain (loss)	(84,340)		(27,573)		(129)		(89,014)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(70,063	)(e)	(380,742	)(f)	(394)		98,283
Futures	(979)		—		—		3,724
Foreign currency translations	(42)		(18)		—	(b)	(130)

Change in net unrealized appreciation/depreciation	(71,084)		(380,760)		(394)		101,877

Net realized/unrealized gains (losses)	(155,424)		(408,333)		(523)		12,863

Change in net assets resulting from operations	$(141,170)		$(389,003)		$(422)		$139,243

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than $1,000.
(c)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(d)	Net of India capital gains tax of approximately $(200,000) for Emerging Economies Fund.
(e)	Net of change in India capital gains tax of approximately $694,000 for Emerging Economies Fund.
(f)	Net of change in India capital gains tax of approximately $(402,000) for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from affiliates	$—		$1	$— (a)	$— (a)
Dividend income from non-affiliates	74		82,405	4,107	50,231
Dividend income from affiliates	—	(a)	40	1	24
Foreign taxes withheld	(3)		(5,282)	(246)	(3,447)

Total investment income	71		77,164	3,862	46,808

EXPENSES:
Investment advisory fees	26		21,714	725	11,334
Administration fees	3		2,225	84	1,549
Distribution fees:
Class A	—	(a)	517	160	299
Class B (b)	—		4	—	1
Class C	1		207	39	12
Class R2	—	(a)	6	2	—
Shareholder servicing fees:
Class A	—	(a)	517	160	299
Class B (b)	—		1	—	— (a)
Class C	1		69	13	4
Class R2	—	(a)	3	1	—
Class R5	—	(a)	36	— (a)	—
Institutional Class	—		—	—	49
Select Class	8		1,256	81	97
Custodian and accounting fees	44		344	42	270
Interest expense to affiliates	—		2	3	3
Professional fees	76		140	104	137
Trustees’ and Chief Compliance Officer’s fees	—	(a)	27	1	19
Printing and mailing costs	10		118	24	56
Registration and filing fees	97		178	128	140
Transfer agent fees	1		69	9	37
Sub-transfer agent fees (See Note 2.J.)	—	(a)	571	67	268
Other	9		37	8	21

Total expenses	276		28,041	1,651	14,595

Less fees waived	(33)		(3,535)	(460)	(201)
Less expense reimbursements	(210)		(42)	— (a)	(27)

Net expenses	33		24,464	1,191	14,367

Net investment income (loss)	38		52,700	2,671	32,441

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	556		(12,677)	1,769	(31,011)
Futures	(75)		—	—	1,916
Foreign currency transactions	1		1,013	34	(20,090)

Net realized gain (loss)	482		(11,664)	1,803	(49,185)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(275)		(93,800)	(6,666)	25,812
Futures	—		—	—	45
Foreign currency translations	—	(a)	(107)	(1)	1,549

Change in net unrealized appreciation/depreciation	(275)		(93,907)	(6,667)	27,406

Net realized/unrealized gains (losses)	207		(105,571)	(4,864)	(21,779)

Change in net assets resulting from operations	$245		$(52,871)	$(2,193)	$10,662

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015 (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$— (a)	$116	$576
Interest income from affiliates	1	— (a)	— (a)	— (a)
Dividend income from non-affiliates	26,221	567	84,940	61,334
Dividend income from affiliates	11	1	17	25
Foreign taxes withheld	(1,709)	(45)	(7,053)	(4,325)

Total investment income	24,526	523	78,020	57,610

EXPENSES:
Investment advisory fees	1,567	214	18,028	12,491
Administration fees	642	25	2,465	1,557
Distribution fees:
Class A	223	5	1,496	336
Class B (b)	7	—	6	—
Class C	147	7	233	14
Class R2	15	— (a)	8	1
Shareholder servicing fees:
Class A	223	5	1,496	336
Class B (b)	2	—	2	—
Class C	49	2	77	5
Class R2	8	— (a)	4	— (a)
Class R5	—	— (a)	—	—
Institutional Class	—	—	2,098	1,185
Select Class	1,676	68	653	44
Custodian and accounting fees	131	37	505	350
Interest expense to affiliates	1	— (a)	9	1
Professional fees	150	80	168	144
Trustees’ and Chief Compliance Officer’s fees	9	— (a)	32	19
Printing and mailing costs	68	5	495	75
Registration and filing fees	107	120	331	208
Transfer agent fees	61	10	71	17
Sub-transfer agent fees (See Note 2.J.)	193	2	4,738	299
Other	17	7	36	18

Total expenses	5,296	587	32,951	17,100

Less fees waived	(2,192)	(208)	(1,389)	(931)
Less expense reimbursements	(4)	(91)	(291)	(17)

Net expenses	3,100	288	31,271	16,152

Net investment income (loss)	21,426	235	46,749	41,458

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,858 (c)	(806)	4,385	(23,820)
Investments in affiliates	—	— (a)	—	—
Futures	3,910	(17)	4,479	—
Foreign currency transactions	13	(12)	(8,028)	(151)

Net realized gain (loss)	5,781	(835)	836	(23,971)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(31,545)	(2,077)	(131,408)	(9,658)
Futures	396	—	484	—
Foreign currency translations	(54)	(1)	(1,335)	(19)

Change in net unrealized appreciation/depreciation	(31,203)	(2,078)	(132,259)	(9,677)

Net realized/unrealized gains (losses)	(25,422)	(2,913)	(131,423)	(33,648)

Change in net assets resulting from operations	$(3,996)	$(2,678)	$(84,674)	$7,810

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(c)	Net of India capital gains tax of approximately $(2,000) for International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,254	$22,372	$19,330	$28,370
Net realized gain (loss)	(84,340)	(32,703)	(27,573)	80,394
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	(71,084)	(12,476)	(380,760)	(77,244)

Change in net assets resulting from operations	(141,170)	(22,807)	(389,003)	31,521

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,309)	(788)	(2,876)	(1,101)
Class B (b)
From net investment income	—	—	(3)	—
Class C
From net investment income	(54)	(39)	(188)	—
Class R5
From net investment income	(17,780)	(10,129)	—	—
Class R6 (c)
From net investment income	—	—	(14,467)	—
Institutional Class
From net investment income	—	—	(4,060)	(17,566)
Select Class
From net investment income	(4,910)	(3,202)	(5,672)	(1,422)

Total distributions to shareholders	(24,053)	(14,158)	(27,266)	(20,089)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	39,393	234,052	147,146	(888,151)

NET ASSETS:
Change in net assets	(125,830)	197,087	(269,123)	(876,719)
Beginning of period	1,226,673	1,029,586	2,534,974	3,411,693

End of period	$1,100,843	$1,226,673	$2,265,851	$2,534,974

Accumulated undistributed (distributions in excess of) net investment income	$10,066	$19,133	$19,491	$27,228

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
	Period Ended October 31, 2015 (a)	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101	$126,380	$61,329
Net realized gain (loss)	(129)	(89,014)	41,381
Distributions of capital gains received from investment company affiliates	—	—	1
Change in net unrealized appreciation/depreciation	(394)	101,877	166,613

Change in net assets resulting from operations	(422)	139,243	269,324

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(1)	(1)
From net realized gains	—	(1)	— (b)
Class C
From net investment income	(1)	— (b)	— (b)
From net realized gains	—	(1)	(1)
Class R2
From net investment income	—	— (b)	— (b)
From net realized gains	—	(1)	— (b)
Class R5
From net investment income	— (b)	—	—
Class R6
From net investment income	(1)	—	—
Select Class
From net investment income	(84)	(71,222)	(20,542)
From net realized gains	—	(47,876)	(11,342)

Total distributions to shareholders	(88)	(119,102)	(31,886)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,203	3,817,424	1,445,076

NET ASSETS:
Change in net assets	2,693	3,837,565	1,682,514
Beginning of period	—	3,577,713	1,895,199

End of period	$2,693	$7,415,278	$3,577,713

Accumulated undistributed (distributions in excess of) net investment income	$12	$112,183	$57,231

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Global Unconstrained Equity Fund		International Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$38	$66	$52,700	$62,055
Net realized gain (loss)	482	535	(11,664)	21,283
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	(275)	(261)	(93,907)	(123,792)

Change in net assets resulting from operations	245	340	(52,871)	(40,453)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(1)	(3,160)	(4,391)
From net realized gains	(24)	(6)	—	—
Class B (b)
From net investment income	—	—	(1)	(22)
Class C
From net investment income	(2)	— (a)	(332)	(530)
From net realized gains	(36)	(6)	—	—
Class R2
From net investment income	(1)	(1)	(13)	(28)
From net realized gains	(16)	(6)	—	—
Class R5
From net investment income	(2)	(1)	(1,256)	(2,846)
From net realized gains	(16)	(6)	—	—
Class R6
From net investment income	(2)	(1)	(36,053)	(42,018)
From net realized gains	(16)	(6)	—	—
Select Class
From net investment income	(89)	(45)	(8,468)	(11,524)
From net realized gains	(887)	(341)	—	—

Total distributions to shareholders	(1,093)	(420)	(49,283)	(61,359)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,043)	420	537,987	583,648

NET ASSETS:
Change in net assets	(2,891)	340	435,833	481,836
Beginning of period	4,532	4,192	2,486,790	2,004,954

End of period	$1,641	$4,532	$2,922,623	$2,486,790

Accumulated undistributed (distributions in excess of) net investment income	$12	$63	$6,664	$2,234

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,671	$6,461	$32,441	$46,795
Net realized gain (loss)	1,803	163	(49,185)	56,651
Distributions of capital gains received from investment company affiliates	—	— (a)	—	1
Change in net unrealized appreciation/depreciation	(6,667)	(3,023)	27,406	(130,096)

Change in net assets resulting from operations	(2,193)	3,601	10,662	(26,649)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,802)	(2,495)	(1,196)	(964)
From net realized gains	(747)	(419)	—	—
Class B (b)
From net investment income	—	—	(3)	—
Class C
From net investment income	(160)	(109)	(26)	(6)
From net realized gains	(30)	(16)	—	—
Class R2
From net investment income	(19)	(21)	—	—
From net realized gains	(5)	(4)	—	—
Class R5
From net investment income	(21)	(26)	—	—
From net realized gains	(6)	(4)	—	—
Class R6 (c)
From net investment income	(1)	—	(43,134)	(14,924)
Institutional Class
From net investment income	—	—	(1,208)	(670)
Select Class
From net investment income	(1,460)	(2,019)	(1,161)	(395)
From net realized gains	(342)	(434)	—	—

Total distributions to shareholders	(5,593)	(5,547)	(46,728)	(16,959)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,141	8,324	520,590	361,687

NET ASSETS:
Change in net assets	(3,645)	6,378	484,524	318,079
Beginning of period	114,062	107,684	1,755,846	1,437,767

End of period	$110,417	$114,062	$2,240,370	$1,755,846

Accumulated undistributed (distributions in excess of) net investment income	$30	$1,110	$11,104	$45,420

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,426	$15,366	$235	$51
Net realized gain (loss)	5,781	118,095	(835)	314
Distributions of capital gains received from investment company affiliates	—	— (a)	—	—
Change in net unrealized appreciation/depreciation	(31,203)	(138,448)	(2,078)	(468)

Change in net assets resulting from operations	(3,996)	(4,987)	(2,678)	(103)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,144)	(2,006)	(3)	(1)
From net realized gains	(14,822)	(1,739)	(23)	(6)
Class B (b)
From net investment income	(30)	(38)	—	—
From net realized gains	(279)	(46)	—	—
Class C
From net investment income	(384)	(316)	(1)	(1)
From net realized gains	(3,366)	(361)	(9)	(5)
Class R2
From net investment income	(65)	(31)	(1)	— (a)
From net realized gains	(441)	(30)	(5)	(4)
Class R5
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(5)	(4)
Class R6
From net investment income	—	—	(1)	(1)
From net realized gains	—	—	(5)	(5)
Select Class
From net investment income	(14,339)	(9,519)	(44)	(40)
From net realized gains	(90,006)	(7,401)	(267)	(251)

Total distributions to shareholders	(125,876)	(21,487)	(365)	(319)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	330,697	111,002	72,975	690

NET ASSETS:
Change in net assets	200,825	84,528	69,932	268
Beginning of period	683,504	598,976	4,564	4,296

End of period	$884,329	$683,504	$74,496	$4,564

Accumulated undistributed (distributions in excess of) net investment income	$18,491	$13,515	$222	$50

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,749	$123,084	$41,458	$22,694
Net realized gain (loss)	836	129,378	(23,971)	15,949
Distributions of capital gains received from investment company affiliates	—	1	—	— (a)
Change in net unrealized appreciation/depreciation	(132,259)	(403,321)	(9,677)	(71,955)

Change in net assets resulting from operations	(84,674)	(150,858)	7,810	(33,312)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(17,828)	(5,106)	(1,178)	(764)
Class B (b)
From net investment income	(34)	(26)	—	—
Class C
From net investment income	(874)	(395)	(7)	(7)
Class R2
From net investment income	(54)	(18)	(1)	(1)
Class R6 (c)
From net investment income	(1,141)	(2,279)	—	—
Institutional Class
From net investment income	(104,543)	(53,459)	(23,132)	(9,080)
Select Class
From net investment income	(10,060)	(2,160)	(194)	(181)

Total distributions to shareholders	(134,534)	(63,443)	(24,512)	(10,033)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,126,276)	927,458	505,255	978,829

NET ASSETS:
Change in net assets	(1,345,484)	713,157	488,553	935,484
Beginning of period	3,789,680	3,076,523	1,593,363	657,879

End of period	$2,444,196	$3,789,680	$2,081,916	$1,593,363

Accumulated undistributed (distributions in excess of) net investment income	$25,330	$111,876	$36,755	$19,658

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(c)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,047	$47,826	$141,966	$145,040
Distributions reinvested	703	486	2,387	933
Cost of shares redeemed	(68,699)	(34,401)	(164,706)	(129,933)
Conversion to Class A Shares	—	—	1,651	127

Change in net assets resulting from Class A capital transactions	$(28,949)	$13,911	$(18,702)	$16,167

Class B (a)
Proceeds from shares issued	$—	$—	$103	$89
Distributions reinvested	—	—	3	—
Cost of shares redeemed	—	—	(954)	(1,541)
Conversion from Class B Shares	—	—	(1,651)	(127)

Change in net assets resulting from Class B capital transactions	$—	$—	$(2,499)	$(1,579)

Class C
Proceeds from shares issued	$694	$1,870	$10,799	$15,814
Distributions reinvested	54	39	176	—
Cost of shares redeemed	(1,667)	(1,443)	(14,202)	(16,476)

Change in net assets resulting from Class C capital transactions	$(919)	$466	$(3,227)	$(662)

Class R5
Proceeds from shares issued	$514,420	$310,191	$—	$—
Distributions reinvested	17,780	10,129	—	—
Cost of shares redeemed	(1,200,435)	(118,184)	—	—

Change in net assets resulting from Class R5 capital transactions	$(668,235)	$202,136	$—	$—

Class R6 (c)
Proceeds from shares issued	$743,085	$—	$600,665	$1,092,999
Distributions reinvested	—	—	14,467	—
Cost of shares redeemed	(150)	—	(448,676)	(58,952)

Change in net assets resulting from Class R6 capital transactions	$742,935	$—	$166,456	$1,034,047

Institutional Class
Proceeds from shares issued	$—	$—	$154,149	$1,560,275
Distributions reinvested	—	—	2,196	14,367
Cost of shares redeemed	—	—	(175,383)	(2,227,333)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(19,038)	$(652,691)

Select Class
Proceeds from shares issued	$39,198	$70,981	$169,818	$187,126
Distributions reinvested	4,292	3,170	5,148	1,240
Cost of shares redeemed	(48,929)	(56,612)	(150,810)	(1,471,799)

Change in net assets resulting from Select Class capital transactions	$(5,439)	$17,539	$24,156	$(1,283,433)

Total change in net assets resulting from capital transactions	$39,393	$234,052	$147,146	$(888,151)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	3,271	3,659	6,573	6,374
Reinvested	58	37	110	43
Redeemed	(5,564)	(2,653)	(7,475)	(5,838)
Conversion to Class A Shares	—	—	76	6

Change in Class A Shares	(2,235)	1,043	(716)	585

Class B (a)
Issued	—	—	5	5
Reinvested	—	—	— (b)	—
Redeemed	—	—	(43)	(70)
Conversion from Class B Shares	—	—	(78)	(6)

Change in Class B Shares	—	—	(116)	(71)

Class C
Issued	56	143	507	714
Reinvested	5	3	8	—
Redeemed	(141)	(113)	(691)	(755)

Change in Class C Shares	(80)	33	(176)	(41)

Class R5
Issued	44,196	23,523	—	—
Reinvested	1,470	781	—	—
Redeemed	(102,824)	(9,179)	—	—

Change in Class R5 Shares	(57,158)	15,125	—	—

Class R6 (c)
Issued	65,993	—	28,601	48,796
Reinvested	—	—	646	—
Redeemed	(22)	—	(19,445)	(2,549)

Change in Class R6 Shares	65,971	—	9,802	46,247

Institutional Class
Issued	—	—	6,950	68,256
Reinvested	—	—	98	642
Redeemed	—	—	(8,181)	(99,390)

Change in Institutional Class Shares	—	—	(1,133)	(30,492)

Select Class
Issued	3,352	5,554	7,719	8,139
Reinvested	355	245	231	56
Redeemed	(3,905)	(4,249)	(6,853)	(65,118)

Change in Select Class Shares	(198)	1,550	1,097	(56,923)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Period Ended October 31, 2015 (a)		Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$95		$—	$—
Distributions reinvested	2		2	1
Cost of shares redeemed	—	(b)	(45)	—

Change in net assets resulting from Class A capital transactions	$97		$(43)	$1

Class C
Proceeds from shares issued	$37		$—	$—
Distributions reinvested	1		1	1
Cost of shares redeemed	—		(45)	—

Change in net assets resulting from Class C capital transactions	$38		$(44)	$1

Class R2
Distributions reinvested	$—		$1	$—	(b)
Cost of shares redeemed	—		(45)	—

Change in net assets resulting from Class R2 capital transactions	$—		$(44)	$—	(b)

Class R5
Proceeds from shares issued	$20		$—	$—
Distributions reinvested	—	(b)	—	—

Change in net assets resulting from Class R5 capital transactions	$20		$—	$—

Class R6
Proceeds from shares issued	$20		$—	$—
Distributions reinvested	1		—	—

Change in net assets resulting from Class R6 capital transactions	$21		$—	$—

Select Class
Proceeds from shares issued	$2,943		$4,477,297	$1,641,002
Distributions reinvested	84		12,872	5,200
Cost of shares redeemed	—		(672,614)	(201,128)

Change in net assets resulting from Select Class capital transactions	$3,027		$3,817,555	$1,445,074

Total change in net assets resulting from capital transactions	$3,203		$3,817,424	$1,445,076

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Period Ended October 31, 2015 (a)		Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	7		—	—
Reinvested	—	(b)	— (b)	—	(b)
Redeemed	—	(b)	(2)	—

Change in Class A Shares	7		(2)	—	(b)

Class C
Issued	3		—	—
Reinvested	—	(b)	— (b)	—	(b)
Redeemed	—		(2)	—

Change in Class C Shares	3		(2)	—	(b)

Class R2
Reinvested	—		— (b)	—	(b)
Redeemed	—		(2)	—

Change in Class R2 Shares	—		(2)	—	(b)

Class R5
Issued	1		—	—
Reinvested	—	(b)	—	—

Change in Class R5 Shares	1		—	—

Class R6
Issued	1		—	—
Reinvested	—	(b)	—	—

Change in Class R6 Shares	1		—	—

Select Class
Issued	196		245,025	91,856
Reinvested	7		703	299
Redeemed	—		(36,321)	(11,083)

Change in Select Class Shares	203		209,407	81,072

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Global Unconstrained Equity Fund		International Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$237	$—	$132,476	$109,685
Distributions reinvested	18	7	1,943	2,850
Cost of shares redeemed	(64)	—	(86,116)	(107,650)
Conversion to Class A Shares	—	—	650	27

Change in net assets resulting from Class A capital transactions	$191	$7	$48,953	$4,912

Class B (a)
Proceeds from shares issued	$—	$—	$16	$21
Distributions reinvested	—	—	1	18
Cost of shares redeemed	—	—	(370)	(714)
Conversion from Class B Shares	—	—	(650)	(27)

Change in net assets resulting from Class B capital transactions	$—	$—	$(1,003)	$(702)

Class C
Proceeds from shares issued	$311	$—	$8,119	$8,687
Distributions reinvested	31	6	271	408
Cost of shares redeemed	(59)	—	(5,118)	(5,189)

Change in net assets resulting from Class C capital transactions	$283	$6	$3,272	$3,906

Class R2
Proceeds from shares issued	$7	$—	$437	$461
Distributions reinvested	10	7	6	18
Cost of shares redeemed	(58)	—	(606)	(237)

Change in net assets resulting from Class R2 capital transactions	$(41)	$7	$(163)	$242

Class R5
Proceeds from shares issued	$8	$—	$12,066	$20,589
Distributions reinvested	10	7	1,256	2,846
Cost of shares redeemed	(60)	—	(49,835)	(30,870)

Change in net assets resulting from Class R5 capital transactions	$(42)	$7	$(36,513)	$(7,435)

Class R6
Proceeds from shares issued	$8	$—	$643,342	$512,142
Distributions reinvested	11	7	36,053	42,018
Cost of shares redeemed	(61)	—	(200,977)	(54,301)

Change in net assets resulting from Class R6 capital transactions	$(42)	$7	$478,418	$499,859

Select Class
Proceeds from shares issued	$915	$—	$190,845	$146,738
Distributions reinvested	565	386	7,832	10,417
Cost of shares redeemed	(3,872)	—	(153,654)	(74,289)

Change in net assets resulting from Select Class capital transactions	$(2,392)	$386	$45,023	$82,866

Total change in net assets resulting from capital transactions	$(2,043)	$420	$537,987	$583,648

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Unconstrained Equity Fund			International Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014		Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	14	—		8,553	6,900
Reinvested	1	—	(a)	124	177
Redeemed	(4)	—		(5,716)	(6,712)
Conversion to Class A Shares	—	—		40	2

Change in Class A Shares	11	—	(a)	3,001	367

Class B (b)
Issued	—	—		2	1
Reinvested	—	—		— (a)	1
Redeemed	—	—		(25)	(46)
Conversion from Class B Shares	—	—		(42)	(2)

Change in Class B Shares	—	—		(65)	(46)

Class C
Issued	18	—		544	572
Reinvested	2	—	(a)	18	27
Redeemed	(4)	—		(353)	(344)

Change in Class C Shares	16	—	(a)	209	255

Class R2
Issued	— (a)	—		30	28
Reinvested	— (a)	—	(a)	— (a)	1
Redeemed	(2)	—		(40)	(15)

Change in Class R2 Shares	(2)	—	(a)	(10)	14

Class R5
Issued	— (a)	—		767	1,286
Reinvested	1	1		79	174
Redeemed	(4)	—		(3,196)	(1,900)

Change in Class R5 Shares	(3)	1		(2,350)	(440)

Class R6
Issued	1	—		41,655	32,114
Reinvested	1	1		2,277	2,576
Redeemed	(5)	—		(13,127)	(3,336)

Change in Class R6 Shares	(3)	1		30,805	31,354

Select Class
Issued	56	—		12,232	9,057
Reinvested	33	21		491	638
Redeemed	(238)	—		(9,778)	(4,642)

Change in Select Class Shares	(149)	21		2,945	5,053

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,461	$46,956	$136,311	$67,660
Distributions reinvested	1,987	1,278	667	470
Cost of shares redeemed	(63,685)	(21,768)	(88,624)	(79,052)
Conversion to Class A Shares	—	—	98	10

Change in net assets resulting from Class A capital transactions	$(3,237)	$26,466	$48,452	$(10,912)

Class B (a)
Proceeds from shares issued	$—	$—	$— (b)	$10
Distributions reinvested	—	—	3	—
Cost of shares redeemed	—	—	(103)	(284)
Conversion from Class B Shares	—	—	(98)	(10)

Change in net assets resulting from Class B capital transactions	$—	$—	$(198)	$(284)

Class C
Proceeds from shares issued	$6,733	$1,873	$815	$830
Distributions reinvested	188	122	23	5
Cost of shares redeemed	(1,399)	(360)	(485)	(449)

Change in net assets resulting from Class C capital transactions	$5,522	$1,635	$353	$386

Class R2
Proceeds from shares issued	$245	$—	$—	$—
Distributions reinvested	24	25	—	—
Cost of shares redeemed	(798)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$(529)	$25	$—	$—

Class R5
Proceeds from shares issued	$1	$—	$—	$—
Distributions reinvested	27	30	—	—
Cost of shares redeemed	(600)	—	—	—

Change in net assets resulting from Class R5 capital transactions	$(572)	$30	$—	$—

Class R6 (c)
Proceeds from shares issued	$20	$—	$566,773	$400,224
Distributions reinvested	1	—	43,134	14,924
Cost of shares redeemed	— (b)	—	(114,856)	(41,399)

Change in net assets resulting from Class R6 capital transactions	$21	$—	$495,051	$373,749

Institutional Class
Proceeds from shares issued	$—	$—	$16,816	$16,360
Distributions reinvested	—	—	832	435
Cost of shares redeemed	—	—	(17,121)	(19,108)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$527	$(2,313)

Select Class
Proceeds from shares issued	$32,401	$21,191	$11,466	$17,796
Distributions reinvested	1,227	1,790	899	325
Cost of shares redeemed	(30,692)	(42,813)	(35,960)	(17,060)

Change in net assets resulting from Select Class capital transactions	$2,936	$(19,832)	$(23,595)	$1,061

Total change in net assets resulting from capital transactions	$4,141	$8,324	$520,590	$361,687

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	3,583	2,826	9,264	4,460
Reinvested	123	77	47	31
Redeemed	(4,009)	(1,300)	(6,062)	(5,136)
Conversion to Class A Shares	—	—	6	1

Change in Class A Shares	(303)	1,603	3,255	(644)

Class B (a)
Issued	—	—	1	— (b)
Reinvested	—	—	— (b)	—
Redeemed	—	—	(8)	(18)
Conversion from Class B Shares	—	—	(6)	(1)

Change in Class B Shares	—	—	(13)	(19)

Class C
Issued	413	113	56	56
Reinvested	12	7	2	1
Redeemed	(86)	(22)	(34)	(31)

Change in Class C Shares	339	98	24	26

Class R2
Issued	16	—	—	—
Reinvested	1	2	—	—
Redeemed	(48)	—	—	—

Change in Class R2 Shares	(31)	2	—	—

Class R5
Reinvested	2	2	—	—
Redeemed	(37)	—	—	—

Change in Class R5 Shares	(35)	2	—	—

Class R6 (c)
Issued	1	—	38,682	26,049
Reinvested	— (b)	—	2,979	972
Redeemed	—	—	(7,635)	(2,625)

Change in Class R6 Shares	1	—	34,026	24,396

Institutional Class
Issued	—	—	1,107	1,053
Reinvested	—	—	57	28
Redeemed	—	—	(1,144)	(1,230)

Change in Institutional Class Shares	—	—	20	(149)

Select Class
Issued	1,976	1,276	778	1,159
Reinvested	76	107	62	21
Redeemed	(1,921)	(2,594)	(2,328)	(1,101)

Change in Select Class Shares	131	(1,211)	(1,488)	79

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class shares effective January 30, 2015 for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,729	$19,402	$6,956	$343
Distributions reinvested	16,487	3,637	26	7
Cost of shares redeemed	(25,950)	(30,904)	(1,313)	(66)
Conversion to Class A Shares	1,210	90	—	—

Change in net assets resulting from Class A capital transactions	$3,476	$(7,775)	$5,669	$284

Class B (a)
Proceeds from shares issued	$4	$33	$—	$—
Distributions reinvested	305	83	—	—
Cost of shares redeemed	(612)	(941)	—	—
Conversion from Class B Shares	(1,210)	(90)	—	—

Change in net assets resulting from Class B capital transactions	$(1,513)	$(915)	$—	$—

Class C
Proceeds from shares issued	$3,206	$4,045	$3,688	$64
Distributions reinvested	3,601	650	10	5
Cost of shares redeemed	(5,182)	(4,908)	(334)	—	(b)

Change in net assets resulting from Class C capital transactions	$1,625	$(213)	$3,364	$69

Class R2
Proceeds from shares issued	$2,346	$2,020	$— (b)	$—	(b)
Distributions reinvested	130	18	6	4
Cost of shares redeemed	(1,185)	(1,369)	(52)	—

Change in net assets resulting from Class R2 capital transactions	$1,291	$669	$(46)	$4

Class R5
Proceeds from shares issued	$—	$—	$— (b)	$—	(b)
Distributions reinvested	—	—	6	5
Cost of shares redeemed	—	—	(53)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(47)	$5

Class R6
Proceeds from shares issued	$—	$—	$5,150	$—	(b)
Distributions reinvested	—	—	6	6
Cost of shares redeemed	—	—	(53)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$5,103	$6

Select Class
Proceeds from shares issued	$282,422	$141,311	$63,186	$53
Distributions reinvested	93,786	14,567	311	290
Cost of shares redeemed	(50,390)	(36,642)	(4,565)	(21)

Change in net assets resulting from Select Class capital transactions	$325,818	$119,236	$58,932	$322

Total change in net assets resulting from capital transactions	$330,697	$111,002	$72,975	$690

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	687	922	387	18
Reinvested	1,007	179	2	1
Redeemed	(1,492)	(1,481)	(77)	(4)
Conversion to Class A Shares	69	4	—	—

Change in Class A Shares	271	(376)	312	15

Class B (a)
Issued	— (b)	2	—	—
Reinvested	21	4	—	—
Redeemed	(38)	(48)	—	—
Conversion from Class B Shares	(76)	(5)	—	—

Change in Class B Shares	(93)	(47)	—	—

Class C
Issued	196	199	208	3
Reinvested	229	33	1	—	(b)
Redeemed	(316)	(242)	(19)	—	(b)

Change in Class C Shares	109	(10)	190	3

Class R2
Issued	141	96	—	—
Reinvested	8	1	— (b)	—	(b)
Redeemed	(70)	(65)	(2)	—

Change in Class R2 Shares	79	32	(2)	—	(b)

Class R5
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(2)	—

Change in Class R5 Shares	—	—	(2)	—	(b)

Class R6
Issued	—	—	301	—
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(3)	—

Change in Class R6 Shares	—	—	298	—	(b)

Select Class
Issued	16,621	6,662	3,408	2
Reinvested	5,675	711	19	16
Redeemed	(2,957)	(1,734)	(255)	(1)

Change in Select Class Shares	19,339	5,639	3,172	17

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$371,930	$400,838	$95,968	$90,342
Distributions reinvested	17,402	4,863	490	357
Cost of shares redeemed	(138,921)	(111,037)	(42,454)	(46,032)
Conversion to Class A Shares	971	84	—	—

Change in net assets resulting from Class A capital transactions	$251,382	$294,748	$54,004	$44,667

Class B (a)
Proceeds from shares issued	$25	$51	$—	$—
Distributions reinvested	30	22	—	—
Cost of shares redeemed	(679)	(758)	—	—
Conversion from Class B Shares	(971)	(84)	—	—

Change in net assets resulting from Class B capital transactions	$(1,595)	$(769)	$—	$—

Class C
Proceeds from shares issued	$11,310	$17,441	$1,873	$346
Distributions reinvested	726	310	6	6
Cost of shares redeemed	(9,151)	(7,324)	(324)	(137)

Change in net assets resulting from Class C capital transactions	$2,885	$10,427	$1,555	$215

Class R2
Proceeds from shares issued	$867	$1,108	$215	$6
Distributions reinvested	19	9	1	1
Cost of shares redeemed	(577)	(491)	(81)	(6)

Change in net assets resulting from Class R2 capital transactions	$309	$626	$135	$1

Class R6 (b)
Proceeds from shares issued	$2,297	$766	$1,949,477	$—
Distributions reinvested	36	36	—	—
Cost of shares redeemed	(29,993)	(73,309)	(16,332)	—

Change in net assets resulting from Class R6 capital transactions	$(27,660)	$(72,507)	$1,933,145	$—

Institutional Class
Proceeds from shares issued	$578,308	$2,501,197	$387,580	$956,719
Distributions reinvested	74,288	35,770	22,528	8,462
Cost of shares redeemed	(1,957,791)	(518,984)	(1,897,256)	(33,648)

Change in net assets resulting from Institutional Class capital transactions	$(1,305,195)	$2,017,983	$(1,487,148)	$931,533

Select Class
Proceeds from shares issued	$63,280	$159,987	$8,368	$7,397
Distributions reinvested	4,957	992	105	78
Cost of shares redeemed	(114,639)	(1,484,029)	(4,909)	(5,062)

Change in net assets resulting from Select Class capital transactions	$(46,402)	$(1,323,050)	$3,564	$2,413

Total change in net assets resulting from capital transactions	$(1,126,276)	$927,458	$505,255	$978,829

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	27,494	27,171	4,850	4,442
Reinvested	1,313	330	26	18
Redeemed	(10,221)	(7,499)	(2,172)	(2,309)
Conversion to Class A Shares	69	6	—	—

Change in Class A Shares	18,655	20,008	2,704	2,151

Class B (a)
Issued	2	4	—	—
Reinvested	2	1	—	—
Redeemed	(49)	(51)	—	—
Conversion from Class B Shares	(69)	(6)	—	—

Change in Class B Shares	(114)	(52)	—	—

Class C
Issued	847	1,212	92	17
Reinvested	56	22	— (b)	—	(b)
Redeemed	(700)	(515)	(16)	(7)

Change in Class C Shares	203	719	76	10

Class R2
Issued	65	76	11	—	(b)
Reinvested	2	1	— (b)	—	(b)
Redeemed	(44)	(34)	(4)	—	(b)

Change in Class R2 Shares	23	43	7	—	(b)

Class R6 (c)
Issued	163	50	94,346	—
Reinvested	3	2	—	—
Redeemed	(2,138)	(4,922)	(836)	—

Change in Class R6 Shares	(1,972)	(4,870)	93,510	—

Institutional Class
Issued	41,907	164,839	19,195	46,347
Reinvested	5,511	2,393	1,164	421
Redeemed	(139,563)	(34,844)	(91,679)	(1,633)

Change in Institutional Class Shares	(92,145)	132,388	(71,320)	45,135

Select Class
Issued	4,565	10,593	405	354
Reinvested	365	66	5	4
Redeemed	(8,265)	(97,497)	(241)	(247)

Change in Select Class Shares	(3,335)	(86,838)	169	111

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.
(c)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Economies Fund
Class A
Year Ended October 31, 2015	$13.13	$0.13	(f)(g)	$(2.03)	$(1.90)	$(0.20)	$—
Year Ended October 31, 2014	13.63	0.22	(f)	(0.57)	(0.35)	(0.15)	—
Year Ended October 31, 2013	12.88	0.19	(f)	0.67	0.86	(0.11)	—
Year Ended October 31, 2012	12.65	0.17	(f)	0.21	0.38	(0.15)	—
Year Ended October 31, 2011	13.91	0.20	(f)	(1.44)	(1.24)	(0.02)	—	(h)

Class C
Year Ended October 31, 2015	12.92	0.10	(f)(g)	(2.03)	(1.93)	(0.13)	—
Year Ended October 31, 2014	13.44	0.15	(f)	(0.57)	(0.42)	(0.10)	—
Year Ended October 31, 2013	12.72	0.13	(f)	0.66	0.79	(0.07)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.15	0.30	(0.16)	—
Year Ended October 31, 2011	13.87	0.08	(f)	(1.37)	(1.29)	—	—	(h)

Class R5
Year Ended October 31, 2015	13.22	0.20	(f)(g)	(2.06)	(1.86)	(0.25)	—
Year Ended October 31, 2014	13.71	0.29	(f)	(0.58)	(0.29)	(0.20)	—
Year Ended October 31, 2013	12.94	0.25	(f)	0.68	0.93	(0.16)	—
Year Ended October 31, 2012	12.71	0.25	(f)	0.18	0.43	(0.20)	—
Year Ended October 31, 2011	13.93	0.30	(f)	(1.47)	(1.17)	(0.05)	—	(h)

Class R6
September 1, 2015 (i) through October 31, 2015	10.46	(0.02	)(f)(g)	0.67	0.65	—	—

Select Class
Year Ended October 31, 2015	13.17	0.18	(f)(g)	(2.06)	(1.88)	(0.23)	—
Year Ended October 31, 2014	13.67	0.26	(f)	(0.58)	(0.32)	(0.18)	—
Year Ended October 31, 2013	12.91	0.21	(f)	0.70	0.91	(0.15)	—
Year Ended October 31, 2012	12.68	0.22	(f)	0.18	0.40	(0.17)	—
Year Ended October 31, 2011	13.92	0.25	(f)	(1.45)	(1.20)	(0.04)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$11.03	(14.60)%	$43,220	1.58%	1.06	%(g)	1.99%	118%
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43
12.88	3.15	30,356	1.65	1.37		1.76	72
12.65	(8.93)	43,519	1.75	1.50		1.75	84

10.86	(15.02)	3,614	2.09	0.80	(g)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43
12.72	2.54	2,088	2.12	1.21		2.27	72
12.58	(9.30)	516	2.28	0.57		2.32	84

11.11	(14.20)	81,516	1.14	1.65	(g)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43
12.94	3.53	331,032	1.19	1.99		1.31	72
12.71	(8.45)	228,411	1.31	2.14		1.32	84

11.11	6.21	732,627	1.07	(0.92	)(g)	1.17	118

11.06	(14.45)	239,866	1.34	1.51	(g)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43
12.91	3.34	82,457	1.39	1.70		1.51	72
12.68	(8.65)	73,787	1.52	1.76		1.55	84

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2015	$23.72	$0.12	(f)(g)	$(4.12)	$(4.00)	$(0.19)	$—
Year Ended October 31, 2014	23.05	0.16	(f)(g)	0.59	0.75	(0.08)	—
Year Ended October 31, 2013	22.01	0.10	(f)	1.02	1.12	(0.08)	—
Year Ended October 31, 2012	21.09	0.07	(f)	0.85	0.92	—	—
Year Ended October 31, 2011	23.45	0.06	(f)	(2.33)	(2.27)	(0.09)	—	(h)

Class C
Year Ended October 31, 2015	23.03	0.03	(f)(g)	(4.02)	(3.99)	(0.08)	—
Year Ended October 31, 2014	22.41	0.05	(f)(g)	0.57	0.62	—	—
Year Ended October 31, 2013	21.44	(0.01	)(f)	0.99	0.98	(0.01)	—
Year Ended October 31, 2012	20.65	(0.04	)(f)	0.83	0.79	—	—
Year Ended October 31, 2011	23.01	(0.05	)(f)	(2.29)	(2.34)	(0.02)	—	(h)

Class R6
Year Ended October 31, 2015	24.44	0.22	(f)(g)	(4.23)	(4.01)	(0.30)	—
December 23, 2013 (i) through October 31, 2014	22.47	0.38	(f)(g)	1.59	1.97	—	—

Institutional Class
Year Ended October 31, 2015	24.42	0.23	(f)(g)	(4.26)	(4.03)	(0.24)	—
Year Ended October 31, 2014	23.73	0.17	(f)(g)	0.70	0.87	(0.18)	—
Year Ended October 31, 2013	22.65	0.20	(f)	1.04	1.24	(0.16)	—
Year Ended October 31, 2012	21.66	0.16	(f)	0.87	1.03	(0.04)	—
Year Ended October 31, 2011	24.04	0.16	(f)	(2.40)	(2.24)	(0.14)	—	(h)

Select Class
Year Ended October 31, 2015	24.24	0.19	(f)(g)	(4.21)	(4.02)	(0.24)	—
Year Ended October 31, 2014	23.47	0.18	(f)(g)	0.64	0.82	(0.05)	—
Year Ended October 31, 2013	22.40	0.17	(f)	1.03	1.20	(0.13)	—
Year Ended October 31, 2012	21.42	0.13	(f)	0.86	0.99	(0.01)	—
Year Ended October 31, 2011	23.80	0.13	(f)	(2.38)	(2.25)	(0.13)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.53	(16.95)%	$274,710	1.61%	0.57	%(g)	1.88%	35%
23.72	3.26	350,555	1.70	0.72	(g)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20
21.09	(9.73)	265,458	1.79	0.28		1.80	9

18.96	(17.38)	43,387	2.10	0.13	(g)	2.33	35
23.03	2.77	56,732	2.20	0.22	(g)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20
20.65	(10.18)	43,437	2.29	(0.23)		2.30	9

20.13	(16.54)	1,128,390	1.10	0.99	(g)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

20.15	(16.60)	316,635	1.21	1.05	(g)	1.31	35
24.42	3.72	411,449	1.30	0.72	(g)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20
21.66	(9.37)	596,147	1.38	0.68		1.41	9

19.98	(16.70)	502,729	1.35	0.88	(g)	1.48	35
24.24	3.51	583,501	1.45	0.78	(g)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20
21.42	(9.51)	1,251,152	1.55	0.56		1.56	9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
December 12, 2014 (g) through October 31, 2015	$15.00	$0.45	(h)	$(2.52)	$(2.07)	$(0.43)

Class C
December 12, 2014 (g) through October 31, 2015	15.00	0.42	(h)	(2.55)	(2.13)	(0.36)

Class R5
December 12, 2014 (g) through October 31, 2015	15.00	0.51	(h)	(2.53)	(2.02)	(0.45)

Class R6
December 12, 2014 (g) through October 31, 2015	15.00	0.52	(h)	(2.53)	(2.01)	(0.46)

Select Class
December 12, 2014 (g) through October 31, 2015	15.00	0.49	(h)	(2.53)	(2.04)	(0.43)

(a)	Annualized.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2015.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers and reimbursements (e)	Portfolio turnover rate (b)(f)

$12.50	(13.93)%	$86	1.57%	3.72%	10.55%	25%

12.51	(14.26)	32	2.08	3.32	12.02	25

12.53	(13.55)	17	1.14	4.05	10.84	25

12.53	(13.51)	17	1.08	4.10	10.82	25

12.53	(13.70)	2,541	1.33	3.85	10.36	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Year Ended October 31, 2015	$18.77	$0.37	(f)	$(0.15)	$0.22	$(0.22)	$(0.25)	$(0.47)
Year Ended October 31, 2014	17.33	0.34	(f)	1.35	1.69	(0.15)	(0.10)	(0.25)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.14	2.33	—	—	—

Class C
Year Ended October 31, 2015	18.68	0.28	(f)	(0.15)	0.13	(0.13)	(0.25)	(0.38)
Year Ended October 31, 2014	17.28	0.25	(f)	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (g) through October 31, 2013	15.00	0.14	(f)	2.14	2.28	—	—	—

Class R2
Year Ended October 31, 2015	18.72	0.32	(f)	(0.15)	0.17	(0.17)	(0.25)	(0.42)
Year Ended October 31, 2014	17.30	0.29	(f)	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (g) through October 31, 2013	15.00	0.17	(f)	2.13	2.30	—	—	—

Select Class
Year Ended October 31, 2015	18.81	0.39	(f)	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	(f)	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	(f)	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$18.52	1.22%	$20	0.58%		1.98%		0.99%		44%
18.77	9.90	64	0.58		1.87		0.81		40
17.33	15.53	58	0.58	(h)	1.79	(h)	1.62	(h)(i)	25

18.43	0.73	20	1.08		1.48		1.50		44
18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

18.47	0.98	20	0.83		1.73		1.25		44
18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2015	$19.55	$0.11	(f)	$0.66	$0.77	$(0.31)	$(3.89)	$(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	(0.63)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		1.56	1.73	— (i)	—	— (i)

Class C
Year Ended October 31, 2015	19.43	0.04	(f)	0.64	0.68	(0.21)	(3.89)	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	(0.56)
November 30, 2011 (h) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—

Class R2
Year Ended October 31, 2015	19.49	0.08	(f)	0.65	0.73	(0.22)	(3.89)	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	(0.60)
November 30, 2011 (i) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—

Class R5
Year Ended October 31, 2015	19.65	0.21	(f)	0.64	0.85	(0.40)	(3.89)	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	(0.01)

Class R6
Year Ended October 31, 2015	19.66	0.21	(f)	0.66	0.87	(0.42)	(3.89)	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	(0.01)

Select Class
Year Ended October 31, 2015	19.60	0.19	(f)	0.64	0.83	(0.36)	(3.89)	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	(0.67)
November 30, 2011 (h) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.12	4.76%	$244	1.00%		0.67%		7.57%		132%
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(g)	1.37	(g)	5.36	(g)	71
16.73	11.55	56	1.35	(g)	1.14	(g)	6.89	(g)	49

16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(g)	0.87	(g)	5.85	(g)	71
16.65	11.00	56	1.85	(g)	0.65	(g)	7.38	(g)	49

16.11	4.55	20	1.46		0.45		8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(g)	1.12	(g)	5.60	(g)	71
16.69	11.27	56	1.60	(g)	0.90	(g)	7.14	(g)	49

16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(g)	1.82	(g)	4.89	(g)	71
16.79	11.99	56	0.90	(g)	1.60	(g)	6.45	(g)	49

16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(g)	1.87	(g)	4.85	(g)	71
16.80	12.06	56	0.85	(g)	1.65	(g)	6.40	(g)	49

16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(g)	1.62	(g)	5.10	(g)	71
16.76	11.77	3,075	1.10	(g)	1.40	(g)	6.64	(g)	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2015	$15.25	$0.23	(f)	$(0.50)	$(0.27)	$(0.23)	$—
Year Ended October 31, 2014	15.92	0.37	(f)(g)	(0.68)	(0.31)	(0.36)	—
Year Ended October 31, 2013	13.36	0.20	(f)	2.56	2.76	(0.20)	—
Year Ended October 31, 2012	12.61	0.22	(f)	0.74	0.96	(0.21)	—
Year Ended October 31, 2011	13.40	0.22	(f)	(0.80)	(0.58)	(0.21)	—	(h)

Class C
Year Ended October 31, 2015	14.52	0.15	(f)	(0.48)	(0.33)	(0.17)	—
Year Ended October 31, 2014	15.20	0.26	(f)(g)	(0.64)	(0.38)	(0.30)	—
Year Ended October 31, 2013	12.78	0.12	(f)	2.45	2.57	(0.15)	—
Year Ended October 31, 2012	12.08	0.16	(f)	0.69	0.85	(0.15)	—
Year Ended October 31, 2011	12.85	0.14	(f)	(0.76)	(0.62)	(0.15)	—	(h)

Class R2
Year Ended October 31, 2015	15.19	0.20	(f)	(0.51)	(0.31)	(0.19)	—
Year Ended October 31, 2014	15.87	0.30	(f)(g)	(0.65)	(0.35)	(0.33)	—
Year Ended October 31, 2013	13.31	0.11	(f)	2.61	2.72	(0.16)	—
Year Ended October 31, 2012	12.58	0.15	(f)	0.77	0.92	(0.19)	—
Year Ended October 31, 2011	13.37	0.18	(f)	(0.79)	(0.61)	(0.18)	—	(h)

Class R5
Year Ended October 31, 2015	15.46	0.29	(f)	(0.49)	(0.20)	(0.29)	—
Year Ended October 31, 2014	16.13	0.44	(f)(g)	(0.69)	(0.25)	(0.42)	—
Year Ended October 31, 2013	13.52	0.27	(f)	2.60	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
Year Ended October 31, 2011	13.55	0.23	(f)	(0.76)	(0.53)	(0.27)	—	(h)

Class R6
Year Ended October 31, 2015	15.46	0.32	(f)	(0.52)	(0.20)	(0.29)	—
Year Ended October 31, 2014	16.13	0.45	(f)(g)	(0.69)	(0.24)	(0.43)	—
Year Ended October 31, 2013	13.52	0.28	(f)	2.59	2.87	(0.26)	—
Year Ended October 31, 2012	12.75	0.29	(f)	0.74	1.03	(0.26)	—
November 30, 2010 (i) through October 31, 2011	12.85	0.28	(f)	(0.10)	0.18	(0.28)	—	(h)

Select Class
Year Ended October 31, 2015	15.45	0.29	(f)	(0.53)	(0.24)	(0.26)	—
Year Ended October 31, 2014	16.13	0.39	(f)(g)	(0.67)	(0.28)	(0.40)	—
Year Ended October 31, 2013	13.52	0.23	(f)	2.61	2.84	(0.23)	—
Year Ended October 31, 2012	12.76	0.26	(f)	0.74	1.00	(0.24)	—
Year Ended October 31, 2011	13.56	0.24	(f)	(0.80)	(0.56)	(0.24)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.25, $0.39, $0.40 and $0.34 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 1.59%, 2.40%, 2.48% and 2.08% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.75	(1.89)%	$224,370	1.31%	1.50%		1.59%	13%
15.25	(2.06)	186,242	1.31	2.34	(g)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5
12.61	(4.49)	102,866	1.31	1.63		1.52	18

14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(g)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5
12.08	(4.93)	20,193	1.81	1.09		2.02	18

14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(g)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5
12.58	(4.73)	67	1.56	1.33		1.77	18

14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(g)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5
12.75	(4.07)	45,680	0.86	1.69		1.08	18

14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(g)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5
12.75	1.20	347,040	0.81	2.23		1.01	18

14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(g)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5
12.76	(4.26)	186,425	1.06	1.76		1.27	18

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2015	$16.41	$0.39	(f)(g)	$(0.33)	$0.06	$(0.65)	$(0.16)	$(0.81)
Year Ended October 31, 2014	16.67	0.91	(f)(h)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43	(f)	2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31	(f)	0.88	1.19	(0.44)	—	(0.44)
February 28, 2011 (i) through October 31, 2011	15.00	0.33	(f)	(1.64)	(1.31)	(0.32)	—	(0.32)
Class C
Year Ended October 31, 2015	16.36	0.39	(f)(g)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(f)(h)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34	(f)	2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36	(f)	0.77	1.13	(0.37)	—	(0.37)
February 28, 2011 (i) through October 31, 2011	15.00	0.30	(f)	(1.66)	(1.36)	(0.29)	—	(0.29)
Class R2
Year Ended October 31, 2015	16.41	0.61	(f)(g)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(f)(h)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40	(f)	2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40	(f)	0.76	1.16	(0.40)	—	(0.40)
February 28, 2011 (i) through October 31, 2011	15.00	0.32	(f)	(1.66)	(1.34)	(0.30)	—	(0.30)
Class R5
Year Ended October 31, 2015	16.46	0.76	(f)(g)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(f)(h)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51	(f)	2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50	(f)	0.76	1.26	(0.49)	—	(0.49)
February 28, 2011 (i) through October 31, 2011	15.00	0.38	(f)	(1.65)	(1.27)	(0.35)	—	(0.35)
Class R6
January 30, 2015 (l) through October 31, 2015	15.82	0.69	(f)(g)	(0.41)	0.28	(0.41)	—	(0.41)
Select Class
Year Ended October 31, 2015	16.45	0.49	(f)(g)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(f)(h)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47	(f)	2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47	(f)	0.76	1.23	(0.46)	—	(0.46)
February 28, 2011 (i) through October 31, 2011	15.00	0.37	(f)	(1.66)	(1.29)	(0.34)	—	(0.34)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.62, $0.74 and $0.71 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 3.74%, 4.44% and 4.25% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Commencement of operations.
(j)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$15.66	0.29%	$66,499	1.25%		2.42	%(g)	1.67%		238%
16.41	3.18	74,652	1.25		5.44	(h)	1.67		138
16.67	21.40	49,118	1.24		2.77		1.82		63
14.12	9.09	9,003	1.25		2.21		2.31		52
13.37	(8.77)	127	1.25	(j)	3.53	(j)	10.16	(j)(k)	40

15.59	(0.23)	8,649	1.75		2.45	(g)	2.20		238
16.36	2.67	3,530	1.75		5.03	(h)	2.17		138
16.63	20.74	1,957	1.74		2.16		2.32		63
14.11	8.66	646	1.75		2.69		2.95		52
13.35	(9.12)	60	1.75	(j)	3.17	(j)	10.82	(j)(k)	40

15.65	(0.01)	52	1.50		3.74	(g)	1.89		238
16.41	2.90	574	1.50		5.24	(h)	1.92		138
16.67	21.12	558	1.49		2.60		2.11		63
14.12	8.87	461	1.50		2.95		2.70		52
13.36	(8.97)	45	1.50	(j)	3.36	(j)	10.72	(j)(k)	40

15.70	0.71	19	0.80		4.59	(g)	1.16		238
16.46	3.60	587	0.80		5.94	(h)	1.22		138
16.72	21.94	566	0.79		3.31		1.41		63
14.15	9.62	465	0.80		3.65		2.00		52
13.38	(8.52)	46	0.80	(j)	4.05	(j)	10.05	(j)(k)	40

15.69	1.66	21	0.75		5.70	(g)	1.15		238

15.70	0.66	35,177	0.91		3.00	(g)	1.41		238
16.45	3.39	34,719	1.00		5.75	(h)	1.42		138
16.71	21.73	55,485	0.99		3.04		1.59		63
14.14	9.43	27,292	1.00		3.44		2.20		52
13.37	(8.68)	2,666	1.00	(j)	3.85	(j)	10.23	(j)(k)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2015	$14.80	$0.20	(f)	$(0.23)	$(0.03)	$(0.29)	$—
Year Ended October 31, 2014	15.25	0.36	(f)	(0.69)	(0.33)	(0.12)	—
Year Ended October 31, 2013	12.45	0.25	(f)	2.83	3.08	(0.28)	—
Year Ended October 31, 2012	12.00	0.23	(f)	0.56	0.79	(0.34)	—
Year Ended October 31, 2011	13.20	0.19	(f)	(1.08)	(0.89)	(0.31)	—	(g)
Class C
Year Ended October 31, 2015	14.41	0.10	(f)	(0.19)	(0.09)	(0.28)	—
Year Ended October 31, 2014	14.88	0.27	(f)	(0.66)	(0.39)	(0.08)	—
Year Ended October 31, 2013	12.15	0.16	(f)	2.77	2.93	(0.20)	—
Year Ended October 31, 2012	11.65	0.18	(f)	0.55	0.73	(0.23)	—
Year Ended October 31, 2011	12.84	0.15	(f)	(1.07)	(0.92)	(0.27)	—	(g)
Class R6
Year Ended October 31, 2015	15.13	0.26	(f)	(0.21)	0.05	(0.43)	—
Year Ended October 31, 2014	15.57	0.44	(f)	(0.70)	(0.26)	(0.18)	—
Year Ended October 31, 2013	12.69	0.32	(f)	2.88	3.20	(0.32)	—
Year Ended October 31, 2012	12.20	0.31	(f)	0.56	0.87	(0.38)	—
November 30, 2010 (h) through October 31, 2011	12.78	0.27	(f)	(0.48)	(0.21)	(0.37)	—	(g)
Institutional Class
Year Ended October 31, 2015	15.13	0.24	(f)	(0.20)	0.04	(0.41)	—
Year Ended October 31, 2014	15.57	0.42	(f)	(0.69)	(0.27)	(0.17)	—
Year Ended October 31, 2013	12.69	0.31	(f)	2.88	3.19	(0.31)	—
Year Ended October 31, 2012	12.20	0.30	(f)	0.56	0.86	(0.37)	—
Year Ended October 31, 2011	13.42	0.23	(f)	(1.09)	(0.86)	(0.36)	—	(g)
Select Class
Year Ended October 31, 2015	15.06	0.25	(f)	(0.24)	0.01	(0.39)	—
Year Ended October 31, 2014	15.50	0.40	(f)	(0.69)	(0.29)	(0.15)	—
Year Ended October 31, 2013	12.64	0.29	(f)	2.87	3.16	(0.30)	—
Year Ended October 31, 2012	12.15	0.28	(f)	0.56	0.84	(0.35)	—
Year Ended October 31, 2011	13.37	0.26	(f)	(1.14)	(0.88)	(0.34)	—	(g)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$14.48	(0.15)%	$155,397	1.31%	1.34%	1.43%	43%
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45
12.00	(6.91)	47,855	1.28	1.45	1.28	76

14.04	(0.63)	1,743	1.83	0.70	1.83	43
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45
11.65	(7.37)	576	1.78	1.14	1.79	76

14.75	0.41	2,003,409	0.71	1.75	0.72	43
15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45
12.20	(1.85)	373,613	0.78	2.27	0.78	76

14.76	0.33	55,273	0.82	1.61	0.83	43
15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45
12.20	(6.59)	39,362	0.89	1.73	0.90	76

14.68	0.13	24,548	1.00	1.71	1.01	43
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45
12.15	(6.77)	28,476	1.03	1.97	1.04	76

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2015	$20.38	$0.43	(d)	$(0.60)	$(0.17)	$(0.40)	$(3.27)	$(3.67)	$—
Year Ended October 31, 2014	21.20	0.47	(d)	(0.56)	(0.09)	(0.39)	(0.34)	(0.73)	—
Year Ended October 31, 2013	17.24	0.38	(d)	4.00	4.38	(0.42)	—	(0.42)	—
Year Ended October 31, 2012	16.83	0.37	(d)	0.45	0.82	(0.41)	—	(0.41)	—
Year Ended October 31, 2011	19.03	0.40	(d)	(2.16)	(1.76)	(0.44)	—	(0.44)	—	(e)

Class C
Year Ended October 31, 2015	19.68	0.33	(d)	(0.58)	(0.25)	(0.31)	(3.27)	(3.58)	—
Year Ended October 31, 2014	20.51	0.36	(d)	(0.56)	(0.20)	(0.29)	(0.34)	(0.63)	—
Year Ended October 31, 2013	16.68	0.27	(d)	3.86	4.13	(0.30)	—	(0.30)	—
Year Ended October 31, 2012	16.27	0.25	(d)	0.44	0.69	(0.28)	—	(0.28)	—
Year Ended October 31, 2011	18.41	0.26	(d)	(2.09)	(1.83)	(0.31)	—	(0.31)	—	(e)

Class R2
Year Ended October 31, 2015	20.07	0.37	(d)	(0.58)	(0.21)	(0.38)	(3.27)	(3.65)	—
Year Ended October 31, 2014	20.91	0.40	(d)	(0.54)	(0.14)	(0.36)	(0.34)	(0.70)	—
Year Ended October 31, 2013	17.03	0.35	(d)	3.92	4.27	(0.39)	—	(0.39)	—
Year Ended October 31, 2012	16.66	0.32	(d)	0.45	0.77	(0.40)	—	(0.40)	—
Year Ended October 31, 2011	18.86	0.32	(d)	(2.12)	(1.80)	(0.40)	—	(0.40)	—	(e)

Select Class
Year Ended October 31, 2015	20.54	0.48	(d)	(0.60)	(0.12)	(0.45)	(3.27)	(3.72)	—
Year Ended October 31, 2014	21.36	0.52	(d)	(0.56)	(0.04)	(0.44)	(0.34)	(0.78)	—
Year Ended October 31, 2013	17.36	0.40	(d)	4.06	4.46	(0.46)	—	(0.46)	—
Year Ended October 31, 2012	16.96	0.41	(d)	0.45	0.86	(0.46)	—	(0.46)	—
Year Ended October 31, 2011	19.17	0.45	(d)	(2.17)	(1.72)	(0.49)	—	(0.49)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.
(f)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.54	(0.29)%	$82,667	0.60%	2.51%	0.99%	39%
20.38	(0.40)	96,325	0.59	2.23	1.10	63
21.20	25.84	108,193	0.75	2.04	1.35	51
17.24	5.16	96,191	1.07	2.27	1.31	19
16.83	(9.45)	99,046	1.07	2.16	1.31	40

15.85	(0.77)	18,423	1.10	2.01	1.52	39
19.68	(0.93)	20,724	1.09	1.75	1.60	63
20.51	25.09	21,802	1.30	1.49	1.85	51
16.68	4.43	16,291	1.79	1.57	1.81	19
16.27	(10.08)	15,428	1.78	1.46	1.81	40

16.21	(0.50)	3,331	0.85	2.22	1.41	39
20.07	(0.66)	2,521	0.84	1.95	1.33	63
20.91	25.52	1,957	0.95	1.88	1.61	51
17.03	4.94	786	1.32	1.97	1.56	19
16.66	(9.72)	463	1.32	1.77	1.55	40

16.70	0.00 (f)	779,908	0.35	2.79	0.60	39
20.54	(0.16)	562,180	0.34	2.45	0.84	63
21.36	26.18	464,273	0.53	2.10	1.09	51
17.36	5.40	469,065	0.82	2.51	1.06	19
16.96	(9.21)	502,764	0.82	2.40	1.05	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2015	$18.59	$0.09	(f)(g)	$0.39	$0.48	$(0.17)	$(1.29)	$(1.46)
Year Ended October 31, 2014	20.59	0.13	(h)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (j) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—
Class C
Year Ended October 31, 2015	18.44	(0.02	)(f)(g)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(h)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (j) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—
Class R2
Year Ended October 31, 2015	18.55	0.03	(f)(g)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(h)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (j) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—
Class R5
Year Ended October 31, 2015	18.72	0.16	(f)(g)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(h)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (j) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—
Class R6
Year Ended October 31, 2015	18.73	(0.01	)(f)(g)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(h)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (j) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—
Select Class
Year Ended October 31, 2015	18.67	0.15	(f)(g)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(h)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (j) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.08, $0.20, $0.22 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.48%, 1.18%, 1.23% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.61	3.04%	$5,824	1.24%		0.49	%(g)	2.31%		42%
18.59	(2.47)	351	1.32		0.98	(h)	5.09		63
20.59	22.23	83	1.32	(i)	0.89	(i)	7.99	(i)	65
17.28	15.20	58	1.32	(i)	1.17	(i)	6.99	(i)	40

17.45	2.39	3,439	1.74		(0.12	)(g)	2.79		42
18.44	(2.91)	137	1.82		0.55	(h)	6.19		63
20.47	21.61	76	1.82	(i)	0.40	(i)	8.35	(i)	65
17.20	14.67	57	1.82	(i)	0.67	(i)	7.47	(i)	40

17.57	2.67	20	1.51		0.19	(g)	5.11		42
18.55	(2.68)	68	1.57		0.66	(h)	6.05		63
20.53	21.92	70	1.57	(i)	0.67	(i)	8.01	(i)	65
17.24	14.93	57	1.57	(i)	0.92	(i)	7.23	(i)	40

17.75	3.43	20	0.81		0.89	(g)	4.43		42
18.72	(1.99)	70	0.87		1.36	(h)	5.34		63
20.69	22.76	71	0.87	(i)	1.37	(i)	7.31	(i)	65
17.35	15.67	58	0.87	(i)	1.62	(i)	6.54	(i)	40

17.76	3.48	5,335	0.74		(0.05	)(g)	2.87		42
18.73	(1.95)	70	0.82		1.41	(h)	5.29		63
20.70	22.80	71	0.82	(i)	1.42	(i)	7.26	(i)	65
17.36	15.73	58	0.82	(i)	1.67	(i)	6.49	(i)	40

17.71	3.29	59,858	0.89		0.83	(g)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(h)	5.55		63
20.64	22.49	3,925	1.07	(i)	1.17	(i)	7.52	(i)	65
17.32	15.47	3,175	1.07	(i)	1.42	(i)	6.74	(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2015	$14.14	$0.18	(f)(g)	$(0.83)	$(0.65)	$(0.47)	$—
Year Ended October 31, 2014	15.02	0.47	(f)(g)(h)	(1.07)	(0.60)	(0.28)	—
Year Ended October 31, 2013	12.18	0.22	(f)	2.91	3.13	(0.29)	—
Year Ended October 31, 2012	12.05	0.31	(f)	0.21	0.52	(0.39)	—
Year Ended October 31, 2011	13.36	0.28	(f)	(1.17)	(0.89)	(0.42)	—	(i)
Class C
Year Ended October 31, 2015	13.72	0.10	(f)(g)	(0.78)	(0.68)	(0.39)	—
Year Ended October 31, 2014	14.61	0.38	(f)(g)(h)	(1.05)	(0.67)	(0.22)	—
Year Ended October 31, 2013	11.84	0.16	(f)	2.83	2.99	(0.22)	—
Year Ended October 31, 2012	11.72	0.25	(f)	0.19	0.44	(0.32)	—
Year Ended October 31, 2011	13.01	0.21	(f)	(1.14)	(0.93)	(0.36)	—	(i)
Class R2
Year Ended October 31, 2015	13.93	0.14	(f)(g)	(0.81)	(0.67)	(0.43)	—
Year Ended October 31, 2014	14.78	0.42	(f)(g)(h)	(1.05)	(0.63)	(0.22)	—
Year Ended October 31, 2013	11.99	0.18	(f)	2.88	3.06	(0.27)	—
Year Ended October 31, 2012	11.86	0.28	(f)	0.19	0.47	(0.34)	—
Year Ended October 31, 2011	13.21	0.24	(f)	(1.15)	(0.91)	(0.44)	—	(i)
Class R6
Year Ended October 31, 2015	14.42	0.18	(f)(g)	(0.76)	(0.58)	(0.53)	—
Year Ended October 31, 2014	15.29	0.54	(f)(g)(h)	(1.09)	(0.55)	(0.32)	—
Year Ended October 31, 2013	12.38	0.30	(f)	2.96	3.26	(0.35)	—
Year Ended October 31, 2012	12.26	0.37	(f)	0.21	0.58	(0.46)	—
November 30, 2010 (j) through October 31, 2011	12.72	0.32	(f)	(0.30)	0.02	(0.48)	—	(i)
Institutional Class
Year Ended October 31, 2015	14.41	0.23	(f)(g)	(0.83)	(0.60)	(0.52)	—
Year Ended October 31, 2014	15.29	0.53	(f)(g)(h)	(1.09)	(0.56)	(0.32)	—
Year Ended October 31, 2013	12.38	0.29	(f)	2.95	3.24	(0.33)	—
Year Ended October 31, 2012	12.26	0.36	(f)	0.20	0.56	(0.44)	—
Year Ended October 31, 2011	13.59	0.33	(f)	(1.19)	(0.86)	(0.47)	—	(i)
Select Class
Year Ended October 31, 2015	14.48	0.23	(f)(g)	(0.84)	(0.61)	(0.50)	—
Year Ended October 31, 2014	15.19	0.45	(f)(g)(h)	(1.04)	(0.59)	(0.12)	—
Year Ended October 31, 2013	12.31	0.27	(f)	2.93	3.20	(0.32)	—
Year Ended October 31, 2012	12.19	0.34	(f)	0.21	0.55	(0.43)	—
Year Ended October 31, 2011	13.50	0.31	(f)	(1.18)	(0.87)	(0.44)	—	(i)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.34, $0.46, $0.45 and $0.37 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.39%, 3.06%, 2.99% and 2.44% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$13.02	(4.63)%	$695,251	1.35%	1.31	%(g)	1.45%	74%
14.14	(4.09)	491,010	1.33	3.19	(g)(h)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62
12.05	(6.91)	113,976	1.34	2.15		1.36	60

12.65	(5.01)	31,296	1.85	0.79	(g)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(g)(h)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62
11.72	(7.38)	16,510	1.84	1.60		1.86	60

12.83	(4.84)	1,929	1.60	1.01	(g)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62
11.86	(7.12)	694	1.59	1.84		1.61	60

13.31	(4.04)	2,354	0.73	1.32	(g)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62
12.26	(0.10)	50	0.84	2.57		0.86	60

13.29	(4.23)	1,480,321	0.95	1.63	(g)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(g)(h)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62
12.26	(6.56)	545,034	0.94	2.48		0.96	60

13.37	(4.28)	233,045	1.03	1.62	(g)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(g)(h)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62
12.19	(6.65)	1,413,804	1.09	2.37		1.12	60

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2015	$19.49	$0.34	(f)(g)	$(0.26)	$0.08	$(0.21)	$—
Year Ended October 31, 2014	19.79	0.39	(f)(g)	(0.45)	(0.06)	(0.24)	—
Year Ended October 31, 2013	15.90	0.25	(f)	3.88	4.13	(0.24)	—
Year Ended October 31, 2012	15.32	0.25	(f)	0.49	0.74	(0.16)	—
Year Ended October 31, 2011	16.59	0.24	(f)	(1.27)	(1.03)	(0.24)	—	(h)

Class C
Year Ended October 31, 2015	19.63	0.23	(f)(g)	(0.24)	(0.01)	(0.10)	—
Year Ended October 31, 2014	19.92	0.36	(f)(g)	(0.52)	(0.16)	(0.13)	—
Year Ended October 31, 2013	16.00	0.17	(f)	3.90	4.07	(0.15)	—
Year Ended October 31, 2012	15.36	0.18	(f)	0.50	0.68	(0.04)	—
Year Ended October 31, 2011	16.61	0.15	(f)	(1.26)	(1.11)	(0.14)	—	(h)

Class R2
Year Ended October 31, 2015	19.31	0.38	(f)(g)	(0.34)	0.04	(0.14)	—
Year Ended October 31, 2014	19.61	0.40	(f)(g)	(0.53)	(0.13)	(0.17)	—
Year Ended October 31, 2013	15.74	0.20	(f)	3.86	4.06	(0.19)	—
Year Ended October 31, 2012	15.21	0.19	(f)	0.50	0.69	(0.16)	—
Year Ended October 31, 2011	16.46	0.17	(f)	(1.22)	(1.05)	(0.20)	—	(h)

Class R6
May 29, 2015(i) through October 31, 2015	21.08	0.12	(f)(g)	(1.36)	(1.24)	—	—

Institutional Class
Year Ended October 31, 2015	19.95	0.52	(f)(g)	(0.34)	0.18	(0.30)	—
Year Ended October 31, 2014	20.23	0.49	(f)(g)	(0.46)	0.03	(0.31)	—
Year Ended October 31, 2013	16.24	0.34	(f)	3.97	4.31	(0.32)	—
Year Ended October 31, 2012	15.66	0.33	(f)	0.50	0.83	(0.25)	—
Year Ended October 31, 2011	16.94	0.32	(f)	(1.29)	(0.97)	(0.31)	—	(h)

Select Class
Year Ended October 31, 2015	20.22	0.42	(f)(g)	(0.26)	0.16	(0.25)	—
Year Ended October 31, 2014	20.51	0.51	(f)(g)	(0.53)	(0.02)	(0.27)	—
Year Ended October 31, 2013	16.46	0.31	(f)	4.01	4.32	(0.27)	—
Year Ended October 31, 2012	15.85	0.30	(f)	0.51	0.81	(0.20)	—
Year Ended October 31, 2011	16.99	0.26	(f)	(1.28)	(1.02)	(0.12)	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (b)(e)

$19.36	0.45%	$152,834	1.29%	1.75	%(g)	1.49	33%
19.49	(0.33)	101,114	1.39	1.96	(g)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46
15.32	(6.30)	31,942	1.50	1.42		1.61	79

19.52	(0.05)	2,789	1.78	1.17	(g)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(g)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46
15.36	(6.75)	1,018	2.00	0.91		2.11	79

19.21	0.24	227	1.52	1.91	(g)	1.69	33
19.31	(0.66)	98	1.64	2.03	(g)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46
15.21	(6.48)	106	1.75	1.04		1.85	79

19.84	(5.88)	1,854,941	0.73	1.47	(g)	0.74	33

19.83	0.93	51,833	0.85	2.57	(g)	0.91	33
19.95	0.13	1,474,870	0.89	2.39	(g)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46
15.66	(5.85)	178,258	1.00	1.88		1.20	79

20.13	0.80	19,292	0.97	2.04	(g)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(g)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46
15.85	(6.08)	12,225	1.25	1.51		1.37	79

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5, Class R6* and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class C, Class R6**, Institutional Class and Select Class	JPM I	Diversified
Emerging Markets Equity Income Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6*** and Select Class	JPM I	Diversified
International Opportunities Fund	Class A, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class C, Class R2 and Select Class	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Class R6****, Institutional Class and Select Class	JPM I	Diversified

Emerging Markets Equity Income Fund commenced operations on December 12, 2014. Prior to March 27, 2015, the Fund was not publicly offered for investment.

As of October 31, 2015, Class A, Class C and Class R2 Shares of Global Research Enhanced Index Fund were not publicly offered for investment.

Prior to January 5, 2015, Class A, Class C, Class R5, Class R6 and Select Class Shares of Global Unconstrained Equity Fund were not publicly offered for investment.

*	Class R6 Shares commenced operations on September 1, 2015, for Emerging Economies Fund.
**	Class R6 Shares commenced operations on December 23, 2013, for Emerging Markets Equity Fund.
***	Class R6 Shares commenced operations on January 30, 2015, for International Equity Income Fund.
****	Class R6 Shares commenced operations on May 29, 2015, for Intrepid International Fund.

Effective January 30, 2015, Global Equity Income Fund changed its name to International Equity Income Fund.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Emerging Markets Equity Income Fund and the International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of Global Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

On June 19, 2015, all Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015 Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$32,974	$—	$—	$32,974
Cayman Islands	—	3,269	—	3,269
China	21,706	247,920	2,046	271,672
Cyprus	2,896	—	—	2,896
Egypt	—	4,826	—	4,826
Hong Kong	—	52,422	1,327	53,749
India	9,493	47,246	—	56,739
Indonesia	—	22,998	—	22,998
Malaysia	5,479	—	—	5,479
Poland	—	16,436	—	16,436
Russia	26,559	35,284	—	61,843
South Africa	—	26,942	—	26,942
South Korea	25,641	164,304	—	189,945
Taiwan	13,117	182,580	—	195,697
Thailand	—	8,567	—	8,567
Turkey	—	74,184	—	74,184
United Arab Emirates	—	7,255	—	7,255

Total Common Stocks	137,865	894,233	3,373	1,035,471

Preferred Stocks
Russia	5,587	3,309	—	8,896
Short-Term Investment
Investment Company	36,465	—	—	36,465

Total Investments in Securities	$179,917	$897,542	$3,373	$1,080,832

Depreciation in Other Financial Instruments

Futures Contracts	$(979)	$—	$—	$(979)

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$27,597	$—	$27,597
Brazil	168,916	—	—	168,916
China	99,367	117,025	—	216,392
Cyprus	—	4,966	—	4,966
Hong Kong	2,500	156,193	—	158,693
India	116,566	327,716	—	444,282
Indonesia	—	76,867	—	76,867
Mexico	47,820	—	—	47,820
Panama	15,540	—	—	15,540
Peru	22,826	—	—	22,826
Russia	—	127,942	—	127,942
South Africa	21,918	366,281	—	388,199
South Korea	—	94,982	—	94,982
Switzerland	24,229	—	—	24,229
Taiwan	74,442	89,581	—	164,023
Thailand	22,466	71,510	—	93,976
Turkey	—	53,348	—	53,348
United Kingdom	—	48,675	—	48,675

Total Common Stocks	616,590	1,562,683	—	2,179,273

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Emerging Markets Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Brazil	$10,480	$—	$—	$10,480
Structured Instruments
China	—	8,585	—	8,585
Short-Term Investment
Investment Company	62,382	—	—	62,382

Total Investments in Securities	$689,452	$1,571,268	$—	$2,260,720

Emerging Markets Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$217	$—	$—	$217
Chile	65	—	—	65
China	—	177	—	177
Czech Republic	—	54	—	54
Hong Kong	—	217	—	217
Hungary	—	44	—	44
Indonesia	—	27	—	27
Mexico	68	—	—	68
Poland	—	52	—	52
Russia	23	134	—	157
Singapore	—	36	—	36
South Africa	—	396	—	396
South Korea	126	43	—	169
Taiwan	80	537	—	617
Thailand	55	51	—	106
Turkey	—	89	—	89
United Arab Emirates	—	40	—	40

Total Common Stocks	634	1,897	—	2,531

Preferred Stocks
Russia	23	—	—	23
Structured Instruments
China	—	80	—	80
Warrants
Saudi Arabia	—	47	—	47

Total Investments in Securities	$657	$2,024	$—	$2,681

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Global Research Enhanced Index Fund

	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$1,256		$173,356	$—	$174,612
Austria	—	(a)	—	—	—	(a)
Belgium	—		20,702	—	20,702
Canada	214,208		—	—	214,208
China	—		1,301	—	1,301
Colombia	—	(a)	—	—	—	(a)
Denmark	—		43,418	—	43,418
Finland	—		47,546	—	47,546
France	—		280,264	—	280,264
Germany	—		234,618	—	234,618
Hong Kong	1,003		85,281	—	86,284
Ireland	58,291		18,342	—	76,633
Israel	9,160		—	—	9,160
Italy	—		80,503	—	80,503
Japan	—		646,123	—	646,123
Luxembourg	—		4,642	—	4,642
Netherlands	24,199		102,813	—	127,012
New Zealand	—		5,231	—	5,231
Norway	—		19,717	—	19,717
Portugal	—		9,665	—	9,665
Singapore	26,436		28,927	—	55,363
Spain	—		86,477	—	86,477
Sweden	—		46,140	—	46,140
Switzerland	49,371		278,549	—	327,920
United Kingdom	30,288		535,097	—	565,385
United States	4,014,809		—	—	4,014,809

Total Common Stocks	4,429,021		2,748,712	—	7,177,733

Preferred Stocks
Germany	—		17,789	—	17,789
Rights
Australia	107		—	—	107
Spain	202		—	—	202

Total Rights	309		—	—	309

Short-Term Investment
Investment Company	207,057		—	—	207,057

Total Investments in Securities	$4,636,387		$2,766,501	$—	$7,402,888

Appreciation in Other Financial Instruments
Futures Contracts	$10,589		$—	$—	$10,589

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$19	$—	$—	$19
Canada	27	—	—	27
China	91	35	—	126
Finland	—	26	—	26
France	—	115	—	115
Germany	—	22	—	22
India	25	—	—	25
Ireland	29	—	—	29
Israel	57	—	—	57
Japan	—	20	—	20
Netherlands	21	—	—	21
Norway	—	16	—	16
South Korea	—	23	—	23
Spain	13	—	—	13
Switzerland	26	61	—	87
United Kingdom	—	117	—	117
United States	914	—	—	914

Total Common Stocks	1,222	435	—	1,657

Total Investments in Securities	$1,222	$435	$—	$1,657

JPMorgan International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$32,169	$—	$32,169
Belgium	—	49,894	—	49,894
China	—	75,933	—	75,933
Denmark	—	26,396	—	26,396
France	—	344,175	—	344,175
Germany	—	224,309	—	224,309
Hong Kong	—	121,310	—	121,310
India	27,455	—	—	27,455
Indonesia	—	16,301	—	16,301
Israel	31,561	—	—	31,561
Japan	—	639,523	—	639,523
Netherlands	50,207	71,512	—	121,719
South Africa	—	29,157	—	29,157
South Korea	—	54,216	—	54,216
Switzerland	—	388,271	—	388,271
Taiwan	32,414	—	—	32,414
United Kingdom	—	648,784	—	648,784

Total Common Stocks	141,637	2,721,950	—	2,863,587

Preferred Stocks
Germany	—	34,477	—	34,477
Short-Term Investment
Investment Company	36,512	—	—	36,512

Total Investments in Securities	$178,149	$2,756,427	$—	$2,934,576

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$5,894	$—	$5,894
Canada	2,185	—	—	2,185
Denmark	—	2,308	—	2,308
Finland	—	2,393	—	2,393
France	—	6,665	—	6,665
Germany	1,786	13,193	—	14,979
Hong Kong	—	3,064	—	3,064
Israel	—	3,567	—	3,567
Italy	1,532	4,890	—	6,422
Japan	—	17,138	—	17,138
Netherlands	1,626	1,812	—	3,438
Portugal	—	1,301	—	1,301
Russia	—	3,023	—	3,023
Spain	—	1,614	—	1,614
Switzerland	—	7,681	—	7,681
Taiwan	2,327	—	—	2,327
United Kingdom	—	19,830	—	19,830
United States	—	2,272	—	2,272

Total Common Stocks	9,456	96,645	—	106,101

Short-Term Investment
Investment Company	3,526	—	—	3,526

Total Investments in Securities	$12,982	$96,645	$—	$109,627

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$80,915	$—	$80,915
China	—	19,374	—	19,374
Denmark	—	20,193	—	20,193
Finland	—	44,141	—	44,141
France	—	220,090	—	220,090
Germany	—	126,598	—	126,598
Hong Kong	—	43,875	—	43,875
India	19,556	—	—	19,556
Ireland	—	34,537	—	34,537
Italy	—	61,887	—	61,887
Japan	—	486,602	—	486,602
Netherlands	35,176	75,672	—	110,848
Norway	—	23,098	—	23,098
Spain	—	11,243	—	11,243
Sweden	—	31,451	—	31,451
Switzerland	—	247,817	—	247,817
United Kingdom	—	581,557	—	581,557

Total Common Stocks	54,732	2,109,050	—	2,163,782

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

International Opportunities Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stock
Germany	$—	$22,519	$—	$22,519
Short-Term Investment
Investment Company	52,566	—	—	52,566

Total Investments in Securities	$107,298	$2,131,569	$—	$2,238,867

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,887	$—	$6,887

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,604)	$—	$(7,604)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$2,794	$44,855	$—	(a)	$47,649
Denmark	—	14,851	—		14,851
Finland	—	18,092	—		18,092
France	—	89,029	—		89,029
Germany	—	67,237	—		67,237
Hong Kong	—	22,382	—		22,382
Ireland	4,215	8,569	—		12,784
Israel	2,679	—	—		2,679
Italy	—	25,069	—		25,069
Japan	—	195,828	—		195,828
Luxembourg	—	2,048	—		2,048
Netherlands	7,189	31,720	—		38,909
New Zealand	—	2,944	—		2,944
Norway	—	3,686	—		3,686
Portugal	—	2,895	—		2,895
Singapore	—	6,755	—		6,755
Spain	—	21,038	—		21,038
Sweden	—	20,508	—		20,508
Switzerland	—	90,930	—		90,930
United Kingdom	9,302	165,207	—		174,509

Total Common Stocks	26,179	833,643	—	(a)	859,822

Preferred Stocks
Germany	—	8,282	—		8,282
Rights
Australia	16	—	—		16
Spain	43	—	—		43

Total Rights	59	—	—		59

Short-Term Investment
Investment Company	12,046	—	—		12,046

Total Investments in Securities	$38,284	$841,925	$—	(a)	$880,209

Appreciation in Other Financial Instruments
Futures Contracts	$388	$—	$—		$388

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

JPMorgan International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$1,192	$—	$1,192
Canada	2,586	—	—	2,586
China	3,033	3,240	—	6,273
Finland	—	2,419	—	2,419
France	—	8,157	—	8,157
Germany	745	3,210	—	3,955
Hong Kong	—	2,104	—	2,104
India	2,416	—	—	2,416
Ireland	—	1,555	—	1,555
Israel	2,081	—	—	2,081
Italy	—	1,502	—	1,502
Japan	—	9,842	—	9,842
Netherlands	2,063	1,581	—	3,644
South Africa	—	1,301	—	1,301
South Korea	—	2,352	—	2,352
Switzerland	—	6,038	—	6,038
Taiwan	1,017	—	—	1,017
United Kingdom	1,022	13,814	—	14,836

Total Common Stocks	14,963	58,307	—	73,270

Short-Term Investment
Investment Company	943	—	—	943

Total Investments in Securities	$15,906	$58,307	$—	$74,213

JPMorgan International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$72,994	$—	$72,994
Brazil	14,886	—	—	14,886
China	—	31,647	—	31,647
Finland	—	80,225	—	80,225
France	—	297,659	—	297,659
Germany	—	167,080	—	167,080
Hong Kong	—	41,877	—	41,877
Ireland	18,019	31,485	—	49,504
Italy	—	127,378	—	127,378
Japan	—	561,076	—	561,076
Luxembourg	—	16,396	—	16,396
Netherlands	44,479	75,046	—	119,525
Norway	—	37,763	—	37,763
Singapore	—	11,968	—	11,968
South Korea	—	24,761	—	24,761
Spain	—	14,392	—	14,392
Sweden	—	38,057	—	38,057
Switzerland	—	151,317	—	151,317
United Kingdom	—	535,165	—	535,165

Total Common Stocks	77,384	2,316,286	—	2,393,670

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

JPMorgan International Value Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$28,020	$—	$—	$28,020

Total Investments in Securities	$105,404	$2,316,286	$—	$2,421,690

Appreciation in Other Financial Instruments

Forward Foreign Currency Exchange Contracts	$—	$11,378	$—	$11,378

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(9,642)	$—	$(9,642)

JPMorgan Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$113,227	$—	$113,227
Belgium	—	31,977	—	31,977
China	—	5,607	—	5,607
Denmark	—	54,618	—	54,618
Finland	—	15,667	—	15,667
France	—	234,248	—	234,248
Germany	—	171,390	—	171,390
Hong Kong	126	51,111	—	51,237
India	7,686	—	—	7,686
Ireland	7,234	26,899	—	34,133
Israel	13,248	—	—	13,248
Italy	—	44,465	—	44,465
Japan	—	454,760	—	454,760
Luxembourg	—	5,609	—	5,609
Netherlands	16,191	73,661	—	89,852
Norway	—	12,196	—	12,196
Portugal	—	5,997	—	5,997
Singapore	—	7,600	—	7,600
South Africa	—	7,175	—	7,175
South Korea	—	7,402	—	7,402
Spain	—	54,156	—	54,156
Sweden	—	56,550	—	56,550
Switzerland	—	180,077	—	180,077
United Kingdom	26,193	362,696	—	388,889
United States	—	8,211	—	8,211

Total Common Stocks	70,678	1,985,299	—	2,055,977

Preferred Stock
Germany	—	8,227	—	8,227
Rights
Australia	100	—	—	100
France	264	—	—	264
Spain	80	—	—	80

Total Rights	444	—	—	444

Short-Term Investment
Investment Company	26,986	—	—	26,986

Total Investments in Securities	$98,108	$1,993,526	$—	$2,091,634

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

(a)	Amount rounds to less than $1,000.

For the Emerging Economies Fund the transfers from Level 2 to Level 1 in the amount of approximately $25,660,000 are due to not applying the fair value factors to certain securities as of October 31, 2015. Transfers from Level 2 to Level 3 in the amount of approximately $9,767,000 are due to a decline in market activity (e.g. frequency of trades), which resulted in a lack of available market inputs to determine price.

For the Emerging Markets Equity Fund the transfers from Level 1 to Level 2 in the amount of approximately $86,162,000 are due to applying the fair value factors to certain securities as of October 31, 2015. The transfers from Level 2 to Level 1 in the amount of approximately $29,517,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the Emerging Markets Equity Income Fund and International Equity Income Fund there were no transfers among any levels during the year ended October 31, 2015.

For the Global Research Enhanced Index Fund and International Unconstrained Equity Fund there were no significant transfers among any levels during the year ended October 31, 2015.

For the Global Unconstrained Equity Fund the transfers from Level 1 to Level 2 in the amount of approximately $45,000 are due to applying the fair value factors to certain securities as of October 31, 2015.

For the International Equity Fund the transfers from Level 2 to Level 1 in the amount of approximately $36,011,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the International Opportunities Fund the transfers from Level 2 to Level 1 in the amount of approximately $20,403,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the International Research Enhanced Equity Fund the transfers from Level 2 to Level 1 in the amount of approximately $6,074,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the International Value Fund the transfers from Level 2 to Level 1 in the amount of approximately $53,069,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For the Intrepid International Fund the transfers from Level 2 to Level 1 in the amount of approximately $10,716,000 are due to not applying the fair value factors to certain securities as of October 31, 2015. There were no significant transfers from Level 1 to Level 2 for the year ended October 31, 2015.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of October 31, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Opportunities Fund, International Research Enhanced Equity Fund, International Unconstrained Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2015 (amounts in thousands):

	Emerging Economies Fund		Global Research Enhanced Index Fund		Global Unconstrained Equity Fund		International Opportunities Fund	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$40,751	(a)	$194,391	(b)	$858	(c)	$8,867	$20,104	$369	$8,425
Ending Notional Balance Long	40,751		180,205		—		—	6,212	—	—

(a)	For the period from October 1, 2015 to October 31, 2015.
(b)	For the periods November 1, 2014 through June 30, 2015 and August 1, 2015 through October 31, 2015.
(c)	For the period from July 1, 2015 to July 31, 2015.

D. Forward Foreign Currency Exchange Contracts — International Equity Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of October 31, 2015, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2015 (amounts in thousands):

	International Equity Fund		International Opportunities Fund	International Value Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$4,252	(a)	$405,825	$565,329
Average Settlement Value Sold	—		360,274	499,380
Ending Settlement Value Purchased	—		643,778	507,406
Ending Settlement Value Sold	—		581,962	459,029

(a)	For the period from April 1, 2015 to April 30, 2015.

The Funds’ forward foreign currency contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Economies Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(979)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Research Enhanced Index Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,589

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$6,887

Gross Liabilities:
Foreign exchange contracts	Payables	$(7,604)

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$388

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$11,378

Gross Liabilities:
Foreign exchange contracts	Payables	$(9,642)

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2015, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,910

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(979)

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(17,615)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,724

Global Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(75)

International Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(108)

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,916	$—	$1,916
Foreign exchange contracts	—	(18,683)	(18,683)

Total	$1,916	$(18,683)	$(16,767)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$45	$—	$45
Foreign exchange contracts	—	1,568	1,568

Total	$45	$1,568	$1,613

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,910

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$396

International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(17)

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$4,479	$—	$4,479
Foreign exchange contracts	—	(5,266)	(5,266)

Total	$4,479	$(5,266)	$(787)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$484	$—	$484
Foreign exchange contracts	—	(1,460)	(1,460)

Total	$484	$(1,460)	$(976)

The Funds’ derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Emerging Markets Equity Fund and Emerging Markets Equity Income Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Funds will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments.

The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

H. Offering and Organizational Costs — Total offering costs of approximately $121,000 incurred in connection with the offering of shares of Emerging Markets Equity Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statements of Operations. For the period ended October 31, 2015, total offering costs amortized were approximately $107,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the Sub-transfer agent fees charged to each class of the Funds for the year ended October 31, 2015 are as follows (amounts in thousands):

	Class A		Class B		Class C		Class R2		Class R5	Institutional Class	Select Class		Total
Emerging Economies Fund	$145		n/a		$6		n/a		$3	n/a	$26		$180
Emerging Markets Equity Fund	629		$3		80		n/a		n/a	$178	350		1,240
Emerging Markets Equity Income Fund	—	(a)	n/a		—	(a)	n/a		—	n/a	—		—	(a)
Global Research Enhanced Index Fund	—		n/a		—		—		n/a	n/a	16		16
Global Unconstrained Equity Fund	—	(a)	n/a		—	(a)	—		—	n/a	—	(a)	—	(a)
International Equity Fund	347		1		33		$3		65	n/a	122		571
International Equity Income Fund	44		n/a		4		—	(a)	—	n/a	19		67
International Opportunities Fund	251		—	(a)	1		n/a		n/a	5	11		268
International Research Enhanced Equity Fund	104		3		32		9		n/a	n/a	45		193
International Unconstrained Equity Fund	—	(a)	n/a		—	(a)	—		—	n/a	2		2
International Value Fund	1,259		2		49		8		n/a	3,318	102		4,738
Intrepid International Fund	282		n/a		2		—	(a)	n/a	1	14		299

(a)	Amount rounds to less than $1,000.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—		$732	$(732)
Emerging Markets Equity Fund	—		199	(199)
Emerging Markets Equity Income Fund	—	(a)	(1)	1
Global Research Enhanced Index Fund	—	(a)	(205)	205
Global Unconstrained Equity Fund	—		9	(9)
International Equity Fund	—		1,013	(1,013)
International Equity Income Fund	—		712	(712)
International Opportunities Fund	—		(20,029)	20,029
International Research Enhanced Equity Fund	—	(a)	512	(512)
International Unconstrained Equity Fund	—		(12)	12
International Value Fund	—		1,239	(1,239)
Intrepid International Fund	—	(a)	151	(151)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses, non-deductible expenses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund	1.00%
Emerging Markets Equity Fund	1.00
Emerging Markets Equity Income Fund	1.00
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70	(a)
International Equity Fund	0.80
International Equity Income Fund	0.70	(a)
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70	(a)
International Value Fund	0.60
Intrepid International Fund	0.60	(b)

(a)	Prior to December 1, 2014, the investment advisory fee was 0.80% for Global Unconstrained Equity Fund, International Equity Income Fund and International Unconstrained Equity Fund.
(b)	Prior to March 1, 2015, the investment advisory fee was 0.80% for Intrepid International Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

C. Distribution Fees — Pursuant to Distribution Agreements, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Emerging Economies Fund	0.25%	n/a	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75%	0.75	n/a
Emerging Markets Equity Income Fund	0.25	n/a	0.75	n/a
Global Research Enhanced Index Fund	0.25	n/a	0.75	0.50%
Global Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Equity Fund	0.25	0.75	0.75	0.50
International Equity Income Fund	0.25	n/a	0.75	0.50
International Opportunities Fund	0.25	0.75	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.75	0.50
International Unconstrained Equity Fund	0.25	n/a	0.75	0.50
International Value Fund	0.25	0.75	0.75	0.50
Intrepid International Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$6		$—	(a)
Emerging Markets Equity Fund	65		—	(a)
Emerging Markets Equity Income Fund	—	(a)	—
Global Unconstrained Equity Fund	—	(a)	—
International Equity Fund	29		—	(a)
International Equity Income Fund	37		—	(a)
International Opportunities Fund	4		—
International Research Enhanced Equity Fund	12		—	(a)
International Unconstrained Equity Fund	8		—	(a)
International Value Fund	429		—	(a)
Intrepid International Fund	5		—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	n/a	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25%	0.25	n/a	n/a	0.10%	0.25
Emerging Markets Equity Income Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	n/a	0.25	0.25%	n/a	n/a	0.25
Global Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Income Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Opportunities Fund	0.25	0.25	0.25	n/a	n/a	0.10	0.25
International Research Enhanced Equity Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
International Unconstrained Equity Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.25	n/a	0.10	0.25
Intrepid International Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund*	1.55%	n/a	2.05%	n/a	1.10%	1.05%	n/a	1.30%
Emerging Markets Equity Fund**	1.55	2.05%	2.05	n/a	n/a	1.05	1.15%	1.30
Emerging Markets Equity Income Fund***	1.55	n/a	2.05	n/a	1.10	1.05	n/a	1.30
Global Research Enhanced Index Fund	0.59	n/a	1.09	0.84%	n/a	n/a	n/a	0.34
Global Unconstrained Equity Fund****	0.75	n/a	1.25	1.00	0.30	0.25	n/a	0.40
International Equity Fund	1.31	1.81	1.81	1.56	0.86	0.81	n/a	1.06
International Equity Income Fund	1.25	n/a	1.75	1.50	0.80	0.75	n/a	0.90^
International Opportunities Fund	1.31	1.92	1.92	n/a	n/a	0.81	0.91	1.06
International Research Enhanced Equity Fund	0.60	1.10	1.10	0.85	n/a	n/a	n/a	0.35
International Unconstrained Equity Fund^^	1.25	n/a	1.75	1.50	0.80	0.75	n/a	0.90
International Value Fund	1.35	1.85	1.85	1.60	n/a	0.85	0.95	1.10
Intrepid International Fund^^^	1.25	n/a	1.75	1.50	n/a	0.75	0.85	0.90

*	Prior to July 1, 2015, the contractual expense limitations for Emerging Economies Fund were 1.60%, 2.10%, 1.15% and 1.35% for Class A, Class C, Class R5 and Select Class Shares, respectively.

**	Prior to March 1, 2015, the contractual expense limitations for Emerging Markets Equity Fund were 1.70%, 2.20%, 2.20%, 1.20%, 1.30% and 1.45% for Class A, Class B, Class C, Class R6, Institutional Class and Select Class Shares, respectively.

***	Prior to July 1, 2015, the contractual expense limitations for Emerging Markets Equity Income Fund were 1.60%, 2.10%, 1.15%, 1.10% and 1.35% for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.

****	During the period December 1, 2014 through July 9, 2015, the contractual expense limitations for Global Unconstrained Equity Fund were 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively. Prior to December 1, 2014, the contractual expense limitations for Global Unconstrained Equity Fund were 1.35%, 1.85%, 1.60%, 0.90%, 0.85% and 1.10% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively. Effective July 2, 2016 the contractual expense limitations will revert to 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

^	Prior to December 1, 2014, the contractual expense limitation for the Select Class Shares of International Equity Income Fund was 1.00%.

^^	Prior to December 1, 2014, the contractual expense limitations for International Unconstrained Equity Fund were 1.32%, 1.82%, 1.57%, 0.87%, 0.82% and 1.07% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

^^^	Prior to March 1, 2015, the contractual expense limitations for Intrepid International Fund were 1.40%, 1.90%, 1.65%, 0.90% and 1.15% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2015 and are in place until February 29, 2016, except for class B Shares which are no longer operating.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

For the year ended October 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total	Contractual Reimbursements
Emerging Economies Fund	$575	$384	$137		$1,096	$46
Emerging Markets Equity Fund	774	521	1,061		2,356	134
Emerging Markets Equity Income Fund	26	2	—	(a)	28	211
Global Research Enhanced Index Fund	8,302	5,020	2		13,324	—	(a)
Global Unconstrained Equity Fund	24	3	4		31	210
International Equity Fund	1,708	1,130	556		3,394	42
International Equity Income Fund	289	84	82		455	—	(a)
International Opportunities Fund	—	—	123		123	27
International Research Enhanced Equity Fund	1,346	642	167		2,155	4
International Unconstrained Equity Fund	156	25	25		206	91
International Value Fund	8	1	1,325		1,334	291
Intrepid International Fund	258	172	409		839	17

(a)	Amount rounds to less than $1,000.

	Voluntary Waivers
	Investment Advisory	Total
Global Unconstrained Equity Fund	$2	$2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2015 were as follows (amounts in thousands):

Emerging Economies Fund	$25
Emerging Markets Equity Fund	75
Global Research Enhanced Index Fund	429
International Equity Fund	141
International Equity Income Fund	5
International Opportunities Fund	78
International Research Enhanced Equity Fund	37
International Unconstrained Equity Fund	2
International Value Fund	55
Intrepid International Fund	92

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The Funds may use related party broker-dealers. For the year ended October 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economics Fund	$13
Emerging Markets Equity Fund	22
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	68
Global Unconstrained Equity Fund	—	(a)
International Equity Fund	18
International Equity Income Fund	4
International Opportunities Fund	24
International Research Enhanced Equity Fund	10
International Unconstrained Equity Fund	1
International Value Fund	49
Intrepid International Fund	34

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,100,634	$1,109,281
Emerging Markets Equity Fund	872,834	752,474
Emerging Markets Equity Income Fund	3,840	712
Global Research Enhanced Index Fund	6,349,299	2,545,165
Global Unconstrained Equity Fund	4,771	7,822
International Equity Fund	999,125	339,696
International Equity Income Fund	237,085	237,088
International Opportunities Fund	1,268,679	787,700
International Research Enhanced Equity Fund	538,235	293,680
International Unconstrained Equity Fund	84,131	12,536
International Value Fund	2,206,128	3,406,055
Intrepid International Fund	1,272,554	605,232

During the year ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,117,883	$68,328	$105,379	$(37,051)
Emerging Markets Equity Fund	2,228,297	330,239	297,816	32,423
Equity Markets Equity Income Fund	3,075	65	459	(394)
Global Research Enhanced Index Fund	7,054,288	652,987	304,387	348,600
Global Unconstrained Equity Fund	1,596	145	84	61
International Equity Fund	2,740,915	468,324	274,663	193,661
International Equity Income Fund	108,076	4,910	3,359	1,551
International Opportunities Fund	2,102,689	237,904	101,726	136,178
International Research Enhanced Equity Fund	828,808	119,921	68,520	51,401
International Unconstrained Equity Fund	75,997	2,653	4,437	(1,784)
International Value Fund	2,326,092	238,502	142,904	95,598
Intrepid International Fund	2,051,534	189,764	149,664	40,100

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$24,053	$—	$24,053
Emerging Markets Equity Fund	27,266	—	27,266
Emerging Markets Equity Income Fund	88	—	88
Global Research Enhanced Index Fund	101,093	18,009	119,102
Global Unconstrained Equity Fund	414	679	1,093
International Equity Fund	49,283	—	49,283
International Equity Income Fund	4,463	1,130	5,593
International Opportunities Fund	46,728	—	46,728
International Research Enhanced Equity Fund	21,518	104,358	125,876
International Unconstrained Equity Fund	135	230	365
International Value Fund	134,534	—	134,534
Intrepid International Fund	24,512	—	24,512

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$14,158	$—	$14,158
Emerging Markets Equity Fund	20,089	—	20,089
Global Research Enhanced Index Fund	29,275	2,611	31,886
Global Unconstrained Equity Fund	142	278	420
International Equity Fund	61,359	—	61,359
International Equity Income Fund	4,670	877	5,547
International Opportunities Fund	16,959	—	16,959
International Research Enhanced Equity Fund	11,910	9,577	21,487
International Unconstrained Equity Fund	115	204	319
International Value Fund	63,443	—	63,443
Intrepid International Fund	10,033	—	10,033

At October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$10,454	$(177,283)	$(37,030)
Emerging Markets Equity Fund	19,537	(30,227)	32,009
Emerging Markets Equity Income Fund	10	(126)	(394)
Global Research Enhanced Index Fund	116,545	(24,001)	348,240
Global Unconstrained Equity Fund	59	8	61
International Equity Fund	6,915	(20,476)	193,237
International Equity Income Fund	331	1,742	1,544
International Opportunities Fund	12,033	(34,125)	135,819
International Research Enhanced Equity Fund	19,710	7,959	51,179
International Unconstrained Equity Fund	223	(754)	(1,785)
International Value Fund	27,755	(354,987)	94,566
Intrepid International Fund	39,300	(557,434)	39,961

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, trustee deferred compensation, mark to market of futures contracts and mark to market of forward foreign currency contracts.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Emerging Economies Fund	$101,060	$57,603
Emerging Markets Equity Fund	9,367	15,957
Emerging Markets Equity Income Fund	126	—
Global Research Enhanced Index Fund	13,051	10,950
International Equity Fund	1,547	11,085
International Opportunities Fund	28,676	—
International Unconstrained Equity Fund	754	—
International Value Fund	13,872	—
Intrepid International Fund	25,306	—

At October 31, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2016	2017	2018	2019	Total
Emerging Economies Fund	$—	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	—	4,903	—	—	4,903
International Equity Fund	—	—	4,532	3,312	7,844
International Opportunities Fund	—	—	—	5,449	5,449
International Value Fund	35,803	241,545	63,767	—	341,115
Intrepid International Fund	281,157	250,971	—	—	532,128

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$60,897	0.23%	27	$10
Emerging Markets Equity Fund	86,600	0.23	20	11
International Equity Income Fund	12,624	0.23	2	—	(a)
International Opportunities Fund	31,722	0.21	4	1
International Value Fund	83,581	0.24	11	6

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Global Research Enhanced Index Fund.

As of October 31, 2015, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	16.8%	65.5%
Emerging Markets Equity Fund	n/a	42.5
International Equity Fund	13.2	61.4
International Opportunities Fund	n/a	76.0
International Research Enhanced Equity Fund	77.3	n/a
International Unconstrained Equity Fund	68.5	n/a
Intrepid International Fund	n/a	84.8

Additionally, the Adviser owns 96.1% and 12.7% of the outstanding shares of Emerging Markets Equity Income Fund and Global Unconstrained Equity Fund, respectively.

International Value Fund has shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2015, a significant portion of each Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2015, the Funds had the following country allocations representing greater than 10% of total investments:

	China	France	Germany	India	Japan
Emerging Economies Fund	25.1%	—%	—%	—%	—%
Emerging Markets Equity Fund	—	—	—	19.6	—
Emerging Markets Equity Income Fund	—	—	—	—	—
Global Research Enhanced Index Fund	—	—	—	—	—
Global Unconstrained Equity Fund	—	—	—	—	—
International Equity Fund	—	11.7	—	—	21.8
International Equity Income Fund	—	—	13.7	—	15.6
International Opportunities Fund	—	—	—	—	21.7
International Research Enhanced Equity Fund	—	10.1	—	—	22.3
International Unconstrained Equity Fund	—	11.0	—	—	13.3
International Value Fund	—	12.3	—	—	23.2
Intrepid International Fund	—	11.2	—	—	21.7

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

	South Africa	South Korea	Switzerland	Taiwan	United Kingdom	United States
Emerging Economies Fund	—%	17.6%	—%	18.1%	—%	—%
Emerging Markets Equity Fund	17.2	—	—	—	—	—
Emerging Markets Equity Income Fund	14.8	—	—	23.0	—	—
Global Research Enhanced Index Fund	—	—	—	—	—	54.2
Global Unconstrained Equity Fund	—	—	—	—	—	55.1
International Equity Fund	—	—	13.2	—	22.1	—
International Equity Income Fund	—	—	—	—	18.1	—
International Opportunities Fund	—	—	11.1	—	26.0	—
International Research Enhanced Equity Fund	—	—	10.3	—	19.8	—
International Unconstrained Equity Fund	—	—	—	—	20.0	—
International Value Fund	—	—	—	—	22.1	—
Intrepid International Fund	—	—	—	—	18.6	—

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Equity Income Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund (formerly JPMorgan Global Equity Income Fund), JPMorgan International Opportunities Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund (formerly JPMorgan Global Equity Income Fund), JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I), and JPMorgan International Research Enhanced Equity Fund (a separate Fund of JPMorgan Trust II) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Emerging Markets Equity Income Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the period December 12, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter collectively referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$822.50	$7.26	1.58%
Hypothetical*	1,000.00	1,017.24	8.03	1.58
Class C
Actual*	1,000.00	820.20	9.54	2.08
Hypothetical*	1,000.00	1,014.72	10.56	2.08
Class R5
Actual*	1,000.00	824.20	5.20	1.13
Hypothetical*	1,000.00	1,019.51	5.75	1.13
Class R6
Actual**	1,000.00	1,062.10	1.81	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Select Class
Actual*	1,000.00	822.90	6.11	1.33
Hypothetical*	1,000.00	1,018.50	6.77	1.33

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	857.70	7.26	1.55
Hypothetical*	1,000.00	1,017.39	7.88	1.55
Class C
Actual*	1,000.00	855.60	9.59	2.05
Hypothetical*	1,000.00	1,014.87	10.41	2.05
Class R6
Actual*	1,000.00	859.90	4.92	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Institutional Class
Actual*	$1,000.00	$859.60	$5.48	1.17%
Hypothetical*	1,000.00	1,019.31	5.96	1.17
Select Class
Actual*	1,000.00	859.00	6.09	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30

Emerging Markets Equity Income Fund
Class A
Actual*	1,000.00	821.10	7.16	1.56
Hypothetical*	1,000.00	1,017.34	7.93	1.56
Class C
Actual*	1,000.00	819.50	9.49	2.07
Hypothetical*	1,000.00	1,014.77	10.51	2.07
Class R5
Actual*	1,000.00	823.00	5.15	1.12
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Class R6
Actual*	1,000.00	823.40	4.92	1.07
Hypothetical*	1,000.00	1,019.81	5.45	1.07
Select Class
Actual*	1,000.00	822.20	6.06	1.32
Hypothetical*	1,000.00	1,018.55	6.72	1.32

Global Research Enhanced Index Fund
Class A
Actual*	1,000.00	970.60	2.88	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class C
Actual*	1,000.00	968.50	5.36	1.08
Hypothetical*	1,000.00	1,019.76	5.50	1.08
Class R2
Actual*	1,000.00	969.00	4.17	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Select Class
Actual*	1,000.00	972.20	1.64	0.33
Hypothetical*	1,000.00	1,023.54	1.68	0.33

Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	977.70	4.39	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Class C
Actual*	1,000.00	975.20	6.87	1.38
Hypothetical*	1,000.00	1,018.25	7.02	1.38
Class R2
Actual*	1,000.00	976.80	6.78	1.36
Hypothetical*	1,000.00	1,018.35	6.92	1.36
Class R5
Actual*	1,000.00	980.10	3.29	0.66
Hypothetical*	1,000.00	1,021.88	3.36	0.66
Class R6
Actual*	1,000.00	980.40	3.04	0.61
Hypothetical*	1,000.00	1,022.13	3.11	0.61

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
Global Unconstrained Equity Fund (continued)
Select Class
Actual*	$1,000.00	$979.50	$3.94	0.79%
Hypothetical*	1,000.00	1,021.22	4.02	0.79

International Equity Fund
Class A
Actual*	1,000.00	914.90	6.32	1.31
Hypothetical*	1,000.00	1,018.60	6.67	1.31
Class C
Actual*	1,000.00	912.70	8.73	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class R2
Actual*	1,000.00	914.00	7.53	1.56
Hypothetical*	1,000.00	1,017.34	7.93	1.56
Class R5
Actual*	1,000.00	917.10	4.16	0.86
Hypothetical*	1,000.00	1,020.87	4.38	0.86
Class R6
Actual*	1,000.00	917.30	3.87	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	915.90	5.07	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05

International Equity Income Fund
Class A
Actual*	1,000.00	946.10	6.13	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	944.00	8.57	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual*	1,000.00	945.10	7.31	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	947.90	3.88	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Class R6
Actual*	1,000.00	948.70	3.63	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	948.00	4.42	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

International Opportunities Fund
Class A
Actual*	1,000.00	947.60	6.43	1.31
Hypothetical*	1,000.00	1,018.60	6.67	1.31
Class C
Actual*	1,000.00	945.50	9.02	1.84
Hypothetical*	1,000.00	1,015.93	9.35	1.84
Class R6
Actual*	1,000.00	950.40	3.49	0.71
Hypothetical*	1,000.00	1,021.63	3.62	0.71

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	167

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
International Opportunities Fund (continued)
Institutional Class
Actual*	$1,000.00	$949.80	$4.03	0.82%
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Select Class
Actual*	1,000.00	948.90	4.96	1.01
Hypothetical*	1,000.00	1,020.11	5.14	1.01

International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	939.80	2.93	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Class C
Actual*	1,000.00	937.30	5.37	1.10
Hypothetical*	1,000.00	1,019.66	5.60	1.10
Class R2
Actual*	1,000.00	938.60	4.15	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	941.40	1.71	0.35
Hypothetical*	1,000.00	1,023.44	1.79	0.35

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	940.70	6.07	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	937.70	8.50	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	938.60	7.28	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	942.10	3.92	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class R6
Actual*	1,000.00	942.70	3.62	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	941.50	4.36	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

International Value Fund
Class A
Actual*	1,000.00	921.40	6.54	1.35
Hypothetical*	1,000.00	1,018.40	6.87	1.35
Class C
Actual*	1,000.00	920.00	8.95	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class R2
Actual*	1,000.00	921.00	7.75	1.60
Hypothetical*	1,000.00	1,017.14	8.13	1.60
Class R6
Actual*	1,000.00	924.30	3.73	0.77
Hypothetical*	1,000.00	1,021.32	3.92	0.77

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Institutional Class
Actual*	$1,000.00	$923.60	$4.56	0.94%
Hypothetical*	1,000.00	1,020.47	4.79	0.94
Select Class
Actual*	1,000.00	923.30	5.04	1.04
Hypothetical*	1,000.00	1,019.96	5.30	1.04

Intrepid International Fund
Class A
Actual*	1,000.00	944.90	6.13	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	942.50	8.57	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual*	1,000.00	944.00	7.35	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R6
Actual***	1,000.00	941.20	3.58	0.88
Hypothetical*	1,000.00	1,020.77	4.48	0.88
Institutional Class
Actual*	1,000.00	947.00	4.07	0.83
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Select Class
Actual*	1,000.00	946.80	4.42	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the actual period.) Commencement of operations was September 1, 2015.

***	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 155/365 (to reflect the actual period.) Commencement of operations was May 29, 2015.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	169

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

170	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	171

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance was in the fourth, fourth and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Fund’s performance was in the second, third, and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted the performance of the Emerging Markets Equity Income Fund since its inception on December 12, 2014 as compared with that of a broad-based securities market index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s performance was in the second quintile for the Select Class shares for the one-year period ended December 31, 2014, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s performance was in the second and third quintiles for Class A shares and in the second quintile for Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Equity Fund’s performance was in the fourth quintile for Class A shares and in the fourth, fourth, and third quintiles for Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Equity Income Fund’s performance was in the fourth and third quintiles for Class A shares and in the third quintile for Select Class shares for the

172	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and various other factors, including changes to the Fund’s name and investment strategy effective January 30, 2015, concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Opportunities Fund’s performance was in the fifth, fourth, and fourth quintiles for Class A shares and in the fifth, third, and third quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Research Enhanced Equity Fund’s performance was in the third, third, and fifth quintiles for Class A shares and in the third, second, and fifth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s performance was in the fourth and second quintiles for Class A shares and in the third and second quintiles for Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Value Fund’s performance was in the fifth, fourth, and third quintiles for both Class A and Select Class shares for the one-, three- and five- year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Intrepid International Fund’s performance was in the fourth, second, and third quintiles for Class A shares and in the fourth, second, and second quintiles for Select Class shares for the one-, three- and five- year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee for both Class A and Select Class shares was in the fourth quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. The Trustees also noted that Fund’s expense caps were reduced effective July 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. The Trustees also noted that Fund’s expense caps were reduced effective March 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	173

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the Emerging Markets Equity Income Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. The Trustees also noted that Fund’s expense caps were reduced effective July 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and first quintiles, respectively, of the Universe Group. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective December 1, 2014. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively, and that actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Income Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, and that the actual total expenses for Class A and Select Class shares were in the second and first quintiles, respectively, of the Universe Group. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective December 1, 2014. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. . After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. The Trustees also noted that the Fund’s expense caps were reduced effective December 1, 2014. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the second quintile of the Universe Group. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective March 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

174	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2015:

Dividends Received Deduction
Global Research Enhanced Index Fund	49.73%
Global Unconstrained Equity Fund	15.15
International Equity Income Fund	12.48

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Long- Term Capital Gain Distribution
Global Research Enhanced Index Fund	$18,009
Global Unconstrained Equity Fund	679
International Equity Income Fund	1,130
International Research Enhanced Equity Fund	104,358
International Unconstrained Equity Fund	230

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$27,494
Emerging Markets Equity Fund	31,535
Emerging Markets Equity Income Fund	106
Global Research Enhanced Index Fund	101,093
Global Unconstrained Equity Fund	74
International Equity Fund	55,051
International Equity Income Fund	4,107
International Opportunities Fund	50,503
International Research Enhanced Equity Fund	23,235
International Unconstrained Equity Fund	182
International Value Fund	85,034
Intrepid International Fund	28,839

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2015, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$28,476	$3,441
Emerging Markets Equity Fund	50,569	4,269
Emerging Markets Equity Income Fund	148	18
International Equity Fund	82,797	5,768
International Equity Income Fund	3,695	287
International Opportunities Fund	50,559	3,775
International Research Enhanced Equity Fund	26,228	1,718
International Unconstrained Equity Fund	567	47
International Value Fund	85,034	7,147
Intrepid International Fund	61,683	4,327

OCTOBER 31, 2015	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	175

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-INTEQ-1015

Annual Report

J.P. Morgan Tax Aware Funds

October 31, 2015

JPMorgan Tax Aware Equity Fund

JPMorgan Tax Aware Real Return Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	1

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.16%
S&P 500 Index	5.20%

Net Assets as of 10/31/2015 (In Thousands)	$1,367,067

INVESTMENT OBJECTIVE**

The JPMorgan Tax Aware Equity Fund (the “Fund”) seeks to provide high after-tax total return from a portfolio of selected equity securities.

HOW DID THE MARKET PERFORM?

Global financial markets experienced increased volatility through the second half of the twelve months ended October 31, 2015, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index dropped 3.9%, and equity markets in the Europe and Japan also fell. The sell-off also led to declines in many emerging market currencies.

However, most equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 Index turned in its best one-month performance since October 2011, and for the twelve months ended October 31, 2015, it returned 5.20%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended October 31, 2015.

The Fund’s security selection in the semiconductors & hardware sector and the retail sector was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology and media sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Avago Technologies Ltd. and Masco Corp. and its underweight position in Wal-Mart Stores Inc. Shares of Avago, a maker of analog semiconductors, rose on increased demand for its products for mobile devices. Shares of Masco, a U.S. maker of home improvement and building products, rose on growth in the U.S. housing market. Shares of Wal-Mart, the world’s largest discount retail chain, declined on flat earnings growth, increasing competition and troubled relations with both suppliers and employees.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Time Warner Inc., Johnson & Johnson and Columbia Pipeline Group Inc. Shares of Time Warner, a media and entertainment company, declined on investor concerns about U.S. consumers switching to Internet television services from cable and broadcast television programming. Shares of Johnson & Johnson, a maker of consumer health care products, sank on disappointing earnings and the negative impact of the U.S. dollar’s strength relative to other currencies. Shares of Columbia Pipeline, an operator of pipelines and storage for natural gas, fell amid investor concerns that declines in natural gas production will decrease pipeline volumes.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

2	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.4%
2.	Avago Technologies Ltd., (Singapore)	3.0
3.	Microsoft Corp.	2.8
4.	Wells Fargo & Co.	2.8
5.	Allergan plc	2.3
6.	Time Warner, Inc.	2.3
7.	Bank of America Corp.	2.1
8.	Honeywell International, Inc.	2.0
9.	Lowe’s Cos., Inc.	2.0
10.	Amazon.com, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.0%
Financials	15.9
Consumer Discretionary	15.9
Health Care	15.6
Industrials	10.0
Consumer Staples	7.3
Energy	6.3
Materials	2.5
Utilities	1.4
Telecommunication Services	0.6
Short-Term Investment	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	3

JPMorgan Tax Aware Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	March 22, 2011
Without Sales Charge		5.71%	4.83%	3.90%	13.87%	13.51%	11.13%	7.91%	7.61%	6.43%
With Sales Charge*		0.16	(0.68)	0.72	12.64	12.29	10.11	7.33	7.03	5.93
CLASS C SHARES	March 22, 2011
Without CDSC		5.18	4.39	3.52	13.35	13.07	10.71	7.66	7.40	6.22
With CDSC**		4.18	3.39	2.96	13.35	13.07	10.71	7.66	7.40	6.22
INSTITUTIONAL CLASS SHARES	January 30, 1997	6.16	5.18	4.23	14.32	13.88	11.50	8.12	7.79	6.61
SELECT CLASS SHARES	March 22, 2011	6.00	5.06	4.11	14.14	13.74	11.36	8.04	7.72	6.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/05 to 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class C and Select Class Shares would have been lower than those shown because Class A, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Tax Aware Equity Fund, the S&P 500

Index and the Lipper Large-Cap Core Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

4	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	5

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-2.39%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.46%
Composite Benchmark**	-1.73%

Net Assets as of 10/31/2015 (In Thousands)	$1,730,304

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

HOW DID THE MARKET PERFORM?

For the twelve months ended October 31, 2015, inflation swap indexes declined across all parts of the bond yield curve as declining global oil and gas prices drove down inflationary pressure. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds.

The municipal bond sector ended 13 straight months of positive returns and turned negative in February and early March as interest rates in the U.S. began to rise. During the twelve month period, lower rated municipal bonds outperformed higher rated bonds as investors sought higher yields in what was still a low interest rate environment.

HOW DID THE FUND PERFORM?

The Fund’s Select Class Shares underperformed both the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Composite Benchmark for the twelve months ended October 31, 2015.

The Fund’s hedge against inflation detracted from performance relative to the Benchmark as inflation swaps declined during the period due to lower inflation expectations, driven by declining oil prices and lower consumer prices. The Benchmark is not protected against inflation.

The Fund’s bias to higher quality rated debt securities also detracted from relative performance as lower rated bonds generally outperformed higher rated bonds. The Fund’s underweight position in the hospital and transportation sectors also detracted from relative performance.

Relative to the Benchmark, the Fund’s longer duration position in the local general obligation and electric sectors helped performance. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

During the period, the portfolio managers increased the Fund’s longer-dated inflation exposure in response to what they believed were attractive valuations and a more favorable near-term inflation profile.

INVESTMENT APPROACH

The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results

6	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

from an increase in inflation expectations. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

PORTFOLIO COMPOSITION****
Municipal Bonds	91.5%
Short-Term Investment	8.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	7

JPMorgan Tax Aware Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015
		1 YEAR			5 YEAR			10 YEAR
	Inception Date of Class	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
CLASS A SHARES	August 31, 2005
Without Sales Charge		(2.59)%	(2.59)%	(0.32)%	1.29%	1.29%	1.58%	1.29%	1.29%	1.58%
With Sales Charge*		(6.25)	(6.25)	(2.43)	0.52	0.52	0.98	0.52	0.52	0.98
CLASS C SHARES	August 31, 2005
Without CDSC		(3.16)	(3.16)	(0.94)	0.65	0.65	0.94	0.65	0.65	0.94
With CDSC**		(4.16)	(4.16)	(1.50)	0.65	0.65	0.94	0.65	0.65	0.94
CLASS R6 SHARES	August 16, 2013	(2.24)	(2.24)	0.02	1.61	1.61	1.90	2.47	2.47	2.59
INSTITUTIONAL CLASS SHARES	August 31, 2005	(2.33)	(2.33)	(0.07)	1.56	1.56	1.85	2.44	2.44	2.56
SELECT CLASS SHARES	August 31, 2005	(2.39)	(2.39)	(0.16)	1.41	1.41	1.70	1.41	1.41	1.70

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

TEN YEAR FUND PERFORMANCE (10/31/05 to 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Tax Aware Real Return Fund, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index, the Tax Aware Real Return Composite Benchmark and the Lipper Intermediate Municipal Debt Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Tax Aware Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund.

8	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Tax Aware Real Return Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment. For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate such tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	9

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.3%
	Consumer Discretionary — 15.8%
	Automobiles — 0.9%
353	General Motors Co.	12,321

	Hotels, Restaurants & Leisure — 0.6%
162	Carnival Corp.	8,750

	Household Durables — 0.9%
100	Harman International Industries, Inc.	11,010
64	TopBuild Corp. (a)	1,812

		12,822

	Internet & Catalog Retail — 1.9%
42	Amazon.com, Inc. (a)	26,328

	Media — 6.2%
198	CBS Corp. (Non-Voting), Class B	9,197
235	Comcast Corp., Class A	14,692
132	DISH Network Corp., Class A (a)	8,290
408	Time Warner, Inc.	30,729
89	Twenty-First Century Fox, Inc., Class B	2,745
87	Viacom, Inc., Class B	4,290
124	Walt Disney Co. (The)	14,084

		84,027

	Specialty Retail — 4.7%
15	AutoZone, Inc. (a)	11,900
195	Home Depot, Inc. (The)	24,139
374	Lowe’s Cos., Inc.	27,576

		63,615

	Textiles, Apparel & Luxury Goods — 0.6%
87	lululemon athletica, Inc., (Canada) (a)	4,285
63	V.F. Corp.	4,236

		8,521

	Total Consumer Discretionary	216,384

	Consumer Staples — 7.3%
	Beverages — 3.0%
220	Coca-Cola Co. (The)	9,313
79	Constellation Brands, Inc., Class A	10,663
102	Molson Coors Brewing Co., Class B	9,029
112	PepsiCo, Inc.	11,442

		40,447

	Food & Staples Retailing — 1.5%
70	Costco Wholesale Corp.	11,034
91	CVS Health Corp.	9,030

		20,064

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.2%
149	Archer-Daniels-Midland Co.	6,809
220	Mondelez International, Inc., Class A	10,170

		16,979

	Household Products — 1.6%
119	Colgate-Palmolive Co.	7,905
178	Procter & Gamble Co. (The)	13,562

		21,467

	Total Consumer Staples	98,957

	Energy — 6.3%
	Energy Equipment & Services — 0.7%
115	Schlumberger Ltd.	9,022

	Oil, Gas & Consumable Fuels — 5.6%
150	Anadarko Petroleum Corp.	10,009
145	Chevron Corp.	13,141
235	Columbia Pipeline Group, Inc.	4,888
77	Concho Resources, Inc. (a)	8,925
90	Energen Corp.	5,204
75	EOG Resources, Inc.	6,452
61	EQT Corp.	4,011
134	Occidental Petroleum Corp.	9,959
83	Phillips 66	7,415
52	Pioneer Natural Resources Co.	7,063

		77,067

	Total Energy	86,089

	Financials — 15.9%
	Banks — 6.7%
1,742	Bank of America Corp.	29,233
345	Citigroup, Inc.	18,366
53	SVB Financial Group (a)	6,439
702	Wells Fargo & Co.	38,010

		92,048

	Capital Markets — 3.6%
29	BlackRock, Inc.	10,142
296	Charles Schwab Corp. (The)	9,043
99	Invesco Ltd.	3,274
636	Morgan Stanley	20,978
86	State Street Corp.	5,934

		49,371

	Consumer Finance — 1.1%
53	Capital One Financial Corp.	4,143
190	Discover Financial Services	10,687

		14,830

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Financial Services — 0.9%
47	Intercontinental Exchange, Inc.	11,828

	Insurance — 3.6%
158	ACE Ltd., (Switzerland)	17,969
90	Arthur J. Gallagher & Co.	3,949
107	Hartford Financial Services Group, Inc. (The)	4,969
199	Marsh & McLennan Cos., Inc.	11,098
228	MetLife, Inc.	11,502

		49,487

	Total Financials	217,564

	Health Care — 15.6%
	Biotechnology — 5.5%
60	Alexion Pharmaceuticals, Inc. (a)	10,512
46	Biogen, Inc. (a)	13,238
203	Celgene Corp. (a)	24,918
72	Gilead Sciences, Inc.	7,783
34	Incyte Corp. (a)	3,973
122	Vertex Pharmaceuticals, Inc. (a)	15,178

		75,602

	Health Care Providers & Services — 3.7%
71	Aetna, Inc.	8,203
106	Humana, Inc.	18,850
194	UnitedHealth Group, Inc.	22,817

		49,870

	Life Sciences Tools & Services — 0.5%
51	Illumina, Inc. (a)	7,236

	Pharmaceuticals — 5.9%
102	Allergan plc (a)	31,362
396	Bristol-Myers Squibb Co.	26,118
122	Eli Lilly & Co.	9,976
393	Pfizer, Inc.	13,288

		80,744

	Total Health Care	213,452

	Industrials — 10.0%
	Aerospace & Defense — 3.1%
268	Honeywell International, Inc.	27,714
151	United Technologies Corp.	14,855

		42,569

	Airlines — 1.1%
249	United Continental Holdings, Inc. (a)	15,037

	Building Products — 2.1%
31	Allegion plc, (Ireland)	1,988
71	Lennox International, Inc.	9,429
580	Masco Corp.	16,815

		28,232

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 1.8%
40	Danaher Corp.	3,751
728	General Electric Co.	21,042

		24,793

	Machinery — 1.1%
176	PACCAR, Inc.	9,264
50	WABCO Holdings, Inc. (a)	5,667

		14,931

	Road & Rail — 0.8%
110	CSX Corp.	2,979
82	Union Pacific Corp.	7,345

		10,324

	Total Industrials	135,886

	Information Technology — 23.9%
	Electronic Equipment, Instruments & Components — 0.7%
148	TE Connectivity Ltd., (Switzerland)	9,556

	Internet Software & Services — 4.6%
25	Alphabet, Inc., Class A (a)	18,605
33	Alphabet, Inc., Class C (a)	23,632
203	Facebook, Inc., Class A (a)	20,675

		62,912

	IT Services — 4.6%
114	Accenture plc, (Ireland), Class A	12,203
15	Alliance Data Systems Corp. (a)	4,569
150	Fidelity National Information Services, Inc.	10,922
199	MasterCard, Inc., Class A	19,747
193	Visa, Inc., Class A	14,950

		62,391

	Semiconductors & Semiconductor Equipment — 5.3%
334	Applied Materials, Inc.	5,600
337	Avago Technologies Ltd., (Singapore)	41,505
166	Broadcom Corp., Class A	8,543
230	Lam Research Corp.	17,639

		73,287

	Software — 4.3%
166	Adobe Systems, Inc. (a)	14,739
731	Microsoft Corp.	38,475
146	Oracle Corp.	5,667

		58,881

	Technology Hardware, Storage & Peripherals — 4.4%
503	Apple, Inc.	60,156

	Total Information Technology	327,183

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	11

JPMorgan Tax Aware Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Materials — 2.5%
	Chemicals — 1.7%
275	Dow Chemical Co. (The)	14,222
149	E.I. du Pont de Nemours & Co.	9,441

		23,663

	Construction Materials — 0.8%
65	Martin Marietta Materials, Inc.	10,086

	Total Materials	33,749

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
171	Verizon Communications, Inc.	8,010

	Utilities — 1.4%
	Electric Utilities — 1.0%
135	NextEra Energy, Inc.	13,815

	Multi-Utilities — 0.4%
302	NiSource, Inc.	5,780

	Total Utilities	19,595

	Total Common Stocks (Cost $842,985)	1,356,869

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.5%
	Investment Company — 0.5%
7,033	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $7,033)	7,033

	Total Investments — 99.8% (Cost $850,018)	1,363,902
	Other Assets in Excess of Liabilities — 0.2%	3,165

	NET ASSETS — 100.0%	$1,367,067

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 98.0% (t)
	Alaska — 0.9%
	Other Revenue — 0.9%
13,490	Borough of Matanuska-Susitna, Goose Creek Correctional Center Project, Rev., 5.250%, 09/01/29	16,033

	Arizona — 2.8%
	General Obligation — 0.1%
1,400	City of Goodyear, GO, AGM, 6.000%, 07/01/19	1,590
275	Maricopa County Unified School District No. 48, Scottsdale, Unrefunded Balance, School Improvement, Series A, GO, NATL-RE, FGIC, 5.000%, 07/01/16	277

		1,867

	Other Revenue — 2.4%
	Arizona State Transportation Board,
16,705	Series A, Rev., GAN, 5.250%, 07/01/25	19,462
17,135	Series A, Rev., GAN, 5.250%, 07/01/26	19,930
	Phoenix Civic Improvement Corp., Senior Lien,
1,085	Series C, Rev., 5.000%, 07/01/22	1,270
1,000	Series C, Rev., 5.000%, 07/01/24	1,174

		41,836

	Prerefunded — 0.2%
3,000	Arizona State Transportation Board, Maricopa County Regional Area Road, Rev., 5.000%, 07/01/20 (p)	3,513

	Utility — 0.1%
1,500	Salt River Project Agricultural Improvement & Power District, Electric System, Series A, Rev., 5.000%, 01/01/22	1,683

	Total Arizona	48,899

	Arkansas — 0.1%
	Water & Sewer — 0.1%
1,815	City of Fort Smith, Water & Sewer, Rev., AGM, 5.000%, 10/01/22	2,012

	California — 15.1%
	Certificate Of Participation/Lease — 0.0% (g)
80	Los Angeles Unified School District, Headquarters Building Projects, Series B, COP, 5.000%, 10/01/31	90

	Education — 0.7%
2,000	California Educational Facilities Authority, University of Southern California, Series A, Rev., 5.000%, 10/01/39	2,205
3,000	California State University, Series A, Rev., 5.000%, 11/01/24	3,734
6,045	University of California Regents Medical Center, Series A, Rev., NATL-RE, 4.750%, 05/15/22	6,128

		12,067

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 7.6%
	Carlsbad Unified School District,
2,500	Series B, GO, Zero Coupon, 05/01/16	2,497
2,000	Series B, GO, Zero Coupon, 05/01/17	1,979
1,490	Series B, GO, Zero Coupon, 05/01/19	1,419
3,445	Center Unified School District, Election of 1991, Series D, GO, NATL-RE, Zero Coupon, 08/01/26	2,183
	Contra Costa Community College District,
2,115	GO, 5.000%, 08/01/21	2,541
1,000	GO, 5.000%, 08/01/22	1,187
1,000	GO, 5.000%, 08/01/24	1,180
1,090	Evergreen Elementary School District, Series A, GO, AGM, 6.000%, 08/01/16	1,137
145	Los Altos School District, Unrefunded Balance, GO, AMBAC, 5.000%, 08/01/21	150
7,500	Los Angeles Community College District, Series A, GO, 4.000%, 08/01/32	7,996
145	Los Angeles Community College District, Election of 2008, Series G, GO, 4.000%, 08/01/39	150
	Los Angeles Unified School District,
1,000	Series A-1, GO, AGM, 5.000%, 07/01/19	1,074
2,750	Series B, GO, FGIC, 4.750%, 07/01/21	2,830
9,000	Series C, GO, 5.000%, 07/01/26	10,971
5,000	Series D, GO, 5.250%, 07/01/24	5,750
	Murrieta Valley Unified School District,
550	GO, AGM, 5.000%, 09/01/22	662
725	GO, AGM, 5.000%, 09/01/23	875
	San Diego Unified School District, Election of 1998,
3,800	Series C-2, GO, AGM, 5.500%, 07/01/24	4,805
1,000	Series F-1, GO, AGM, 5.250%, 07/01/28	1,263
1,000	State Center Community College District, GO, 5.000%, 08/01/24	1,199
	State of California, Various Purpose,
1,000	GO, 5.000%, 08/01/16	1,036
310	GO, 5.000%, 04/01/17	330
5,000	GO, 5.000%, 04/01/20	5,669
10,010	GO, 5.000%, 03/01/25	12,332
2,000	GO, 5.000%, 09/01/26	2,228
12,705	GO, 5.000%, 03/01/28	15,197
10,370	GO, 5.000%, 08/01/30	12,199
10,000	GO, 5.500%, 04/01/18	11,144
5,000	GO, 5.500%, 04/01/21	5,751
5,000	GO, 5.625%, 04/01/26	5,774
6,600	GO, 6.500%, 04/01/33	7,820

		131,328

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	13

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Hospital — 0.1%
1,000	University of California, Unrefunded Balance, UCLA Medical Center, Series B, Rev., AMBAC, 5.500%, 05/15/20	1,003

	Other Revenue — 4.7%
8,700	California State Public Works Board, University of California, Series H, Rev., 5.000%, 09/01/32	10,031
	City of Los Angeles, Department of Water & Power, Power System,
2,500	Series A, Rev., 5.000%, 07/01/23	3,039
1,025	Series A, Rev., 5.000%, 07/01/30	1,182
25,385	Series B, Rev., 5.000%, 07/01/28	29,944
2,100	Series B, Rev., 5.000%, 07/01/31	2,440
1,925	Series B, Rev., 5.000%, 07/01/32	2,229
3,300	Series D, Rev., 5.000%, 07/01/32	3,850
450	City of Los Angeles, Wastewater System, Series B, Rev., 5.000%, 06/01/19	515
4,950	Golden State Tobacco Securitization Corp., Tobacco Settlement, Series A, Rev., 5.000%, 06/01/34	5,585
2,475	Golden West Schools Financing Authority, Placentia-Yorba Linda University, Rev., AMBAC, 5.500%, 08/01/20	2,938
2,545	Metropolitan Water District Southern Water Works, Series A, Rev., 5.000%, 10/01/25	3,086
6,000	San Diego County Water Authority, Series A, Rev., 5.000%, 05/01/30	7,025
	San Francisco Bay Area Rapid Transit, District Sales Tax Refunding,
175	Series A, Rev., 5.000%, 07/01/24	218
395	Series A, Rev., 5.000%, 07/01/25	495
225	Series A, Rev., 5.000%, 07/01/26	279
3,110	Simi Valley School Financing Authority, Rev., AGM, 5.000%, 08/01/21	3,405
5,000	University of California, Series AF, Rev., 5.000%, 05/15/27	5,928

		82,189

	Prerefunded — 1.2%
3,500	California Health Facilities Financing Authority, Providence Health & Services, Series C, Rev., 6.250%, 10/01/18 (p)	4,053
	California Infrastructure & Economic Development Bank, Bay Area Toll Bridges, First Lien,
340	Series A, Rev., AGM, 5.000%, 07/01/22 (p)	414

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — continued
2,315	Series A, Rev., FGIC, 5.000%, 07/01/25 (p)	2,926
1,000	California State Public Works Board, University of California Research Project, Series E, Rev., 5.250%, 10/01/16 (p)	1,045
105	Los Altos School District, GO, AMBAC, 5.000%, 08/01/16 (p)	109
10,285	University of California, Series O, Rev., 5.750%, 05/15/19 (p)	12,004

		20,551

	Utility — 0.5%
2,070	California State Department of Water Resources, Power Supply, Series H, Rev., AGM-CR, 5.000%, 05/01/21	2,291
5,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	5,818

		8,109

	Water & Sewer — 0.3%
4,750	City of Santa Rosa, Wastewater, Capital Appreciation, Series B, Rev., AGM-CR, AMBAC, Zero Coupon, 09/01/23	3,835
1,370	City of Vallejo, Water Revenue, Rev., NATL-RE, 5.000%, 05/01/21	1,395

		5,230

	Total California	260,567

	Colorado — 2.2%
	General Obligation — 1.4%
	Douglas County School District No. Re-1, Douglas & Elbert Counties,
6,950	GO, 5.250%, 12/15/23	8,576
2,345	GO, 5.250%, 12/15/25	2,963
10,000	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	12,126

		23,665

	Prerefunded — 0.7%
8,000	Colorado Higher Education, COP, 5.500%, 11/01/18 (p)	9,081
4,250	Dawson Ridge Metropolitan District No. 1, Series A, GO, Zero Coupon, 10/01/22 (p)	3,738

		12,819

	Utility — 0.1%
1,225	Platte River Power Authority, Series HH, Rev., 5.000%, 06/01/22	1,387

	Total Colorado	37,871

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Connecticut — 1.1%
	General Obligation — 0.9%
200	City of Greenwich, GO, 5.000%, 06/01/20	221
	State of Connecticut,
4,980	Series B, GO, AMBAC, 5.250%, 06/01/20	5,833
8,200	Series E, GO, 5.000%, 08/15/30	9,442

		15,496

	Prerefunded — 0.1%
1,000	Connecticut State Health & Educational Facility Authority, Quinnipiac University, Series I, Rev., NATL-RE, 5.000%, 07/01/26 (p)	1,074

	Water & Sewer — 0.1%
	South Central Regional Water Authority, Water System Revenue,
250	Series A, Rev., NATL-RE, 5.250%, 08/01/19	287
1,290	Series A, Rev., NATL-RE, 5.250%, 08/01/20	1,516

		1,803

	Total Connecticut	18,373

	Delaware — 0.1%
	General Obligation — 0.1%
1,000	State of Delaware, Series C, GO, 5.000%, 03/01/21	1,192

	Other Revenue — 0.0% (g)
1,000	University of Delaware, Series B, Rev., 5.000%, 11/01/21	1,142

	Total Delaware	2,334

	District of Columbia — 1.2%
	Other Revenue — 1.2%
	District of Columbia Water & Sewer Authority, Sub Lien,
5,000	Series C, Rev., 5.000%, 10/01/25	5,921
5,000	Series C, Rev., 5.000%, 10/01/29	5,773
	District of Columbia, Income Tax,
6,000	Series A, Rev., 5.000%, 12/01/19	6,945
2,000	Series A, Rev., 5.000%, 12/01/20	2,367

	Total District of Columbia	21,006

	Florida — 2.5%
	General Obligation — 2.5%
	Florida State Board of Education, Public Education Capital Outlay,
5,090	Series A, GO, 5.000%, 06/01/24	5,969
32,375	Series D, GO, 5.000%, 06/01/25	38,119

	Total Florida	44,088

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — 2.4%
	General Obligation — 0.7%
	State of Georgia,
300	Series B, GO, 5.000%, 07/01/20	353
1,000	Series B, GO, 5.750%, 08/01/17	1,092
9,790	Series F, GO, 5.000%, 12/01/19	11,360

		12,805

	Other Revenue — 0.8%
6,000	City of Atlanta, Airport, Series A, Rev., 5.000%, 01/01/21	7,034
5,000	Fulton County, Water & Sewerage, Rev., 5.000%, 01/01/23	5,816
125	Henry County Water & Sewerage Authority, Rev., 5.000%, 02/01/29	142

		12,992

	Transportation — 0.1%
2,000	Georgia State Road and Tollway Authority, Federal Highway, Grant Anticipation Bonds, Rev., GAN, NATL-RE, 5.000%, 06/01/18	2,056

	Utility — 0.4%
5,700	Municipal Electric Authority of Georgia, Series B, Rev., 6.250%, 01/01/17	6,085

	Water & Sewer — 0.4%
6,895	Cobb County, Water & Sewer, Rev., 5.000%, 07/01/22	7,793

	Total Georgia	41,731

	Hawaii — 0.9%
	Prerefunded — 0.7%
11,395	City & County of Honolulu, Wastewater System, Second Bond Resolution, Series A, Rev., AGM, 5.000%, 07/01/18 (p)	12,656

		12,656

	Water & Sewer — 0.2%
2,945	City & County of Honolulu, Wastewater System, Senior First Bond Resolution, Series A, Rev., 5.000%, 07/01/32	3,458

	Total Hawaii	16,114

	Idaho — 0.5%
	Prerefunded — 0.5%
8,000	Idaho Health Facilities Authority, Trinity Health Group, Series B, Rev., 6.000%, 12/01/18 (p)	9,248

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	15

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Illinois — 1.0%
	General Obligation — 0.3%
140	Du Page & Will Counties Community School District No. 204 Indian Prairie, School Building, Series F, GO, AGM-CR, FGIC, 6.250%, 12/30/21	177
3,205	Kane, Cook & DuPage Counties, School District No. 46, Elgin, Series A, GO, 5.000%, 01/01/33	3,558
625	Village of Schaumburg, Series A, GO, 4.000%, 12/01/20	704

		4,439

	Other Revenue — 0.3%
	City of Chicago, Motor Fuel Tax,
150	Rev., 5.000%, 01/01/20	160
200	Rev., 5.000%, 01/01/21	214
150	Rev., 5.000%, 01/01/22	160
1,000	City of Chicago, Water Revenue, Second Lien Project, Rev., 5.000%, 11/01/29	1,083
3,000	Illinois State Toll Highway Authority, Series A, Rev., 5.000%, 12/01/22	3,582

		5,199

	Prerefunded — 0.0% (g)
610	Chicago Transit Authority, Capital Grant, Federal Transit Administration, Rev., AMBAC, 5.000%, 12/01/16 (p)	641

	Special Tax — 0.2%
3,000	City of Chicago, Sales Tax, Rev., AGM, 5.000%, 01/01/18	3,053

	Transportation — 0.0% (g)
750	Regional Transportation Authority, Series A, Rev., NATL-RE, 6.000%, 07/01/24	925

	Water & Sewer — 0.2%
1,125	City of Chicago, Wastewater Transmission, Series A, Rev., 5.250%, 01/01/30	1,204
	City of Chicago, Water Revenue, Second Lien Project,
1,000	Rev., 5.000%, 11/01/21	1,116
400	Rev., 5.000%, 11/01/22	448

		2,768

	Total Illinois	17,025

	Indiana — 1.6%
	Education — 0.3%
3,570	Purdue University, Student Facilities Systems, Series A, Rev., 5.250%, 07/01/20	4,217

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.3%
	City of Evansville, Waterworks District,
325	Series B, Rev., 5.000%, 01/01/22	384
375	Series B, Rev., 5.000%, 01/01/23	438
1,110	Fort Wayne Redevelopment Authority, Lease Rental, Harrison Square Project, Rev., 5.000%, 02/01/26	1,307
160	Indiana Bond Bank, Special Program, Series D, Rev., AGM, 5.000%, 08/01/19	162
9,870	Indiana Finance Authority, Revolving Fund, Series A, Rev., 5.000%, 02/01/26	11,624
1,750	Indianapolis Local Public Improvement Bond Bank, Pilot Infrastructure Project, Series F, Rev., AGM, 5.000%, 01/01/22	2,014
4,050	Indianapolis Local Public Improvement Bond Bank, Stormwater Project, Series D, Rev., 5.000%, 01/01/26	4,716
	South Bend Community School Corp., First Mortgage,
855	Rev., AGM, 5.000%, 01/05/16	862
1,030	Rev., AGM, 5.000%, 07/05/17	1,105

		22,612

	Total Indiana	26,829

	Iowa — 0.4%
	Other Revenue — 0.4%
5,440	Iowa Finance Authority, State Revolving Fund, Rev., 5.000%, 08/01/26	6,394

	Kansas — 1.7%
	Prerefunded — 1.7%
21,045	City of Olathe & County of Labette, Capital Accumulator, Series A, Rev., Zero Coupon, 02/01/16 (p)	21,033
9,015	Counties of Reno, Sedgwick & Finney , Single Family Mortgage, Capital Accumulator, Series A, Rev., NATL-RE, Zero Coupon, 04/01/16 (p)	9,005

	Total Kansas	30,038

	Kentucky — 0.8%
	Other Revenue — 0.8%
	Kentucky State Property & Buildings Commission, Project No. 89,
6,145	Rev., AGM, 5.000%, 11/01/22	6,825
1,000	Rev., AGM, 5.000%, 11/01/24	1,109
5,185	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/28	6,024

	Total Kentucky	13,958

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Louisiana — 0.7%
	Education — 0.2%
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, Rev., 5.000%, 10/01/32	3,396

	Other Revenue — 0.1%
1,250	City of Alexandria, Utilities, Series A, Rev., 5.000%, 05/01/43	1,362

	Prerefunded — 0.4%
4,375	Louisiana Public Facilities Authority, CR, Series B, Rev., Zero Coupon, 12/01/19 (p)	4,172
3,270	Louisiana Public Facilities Authority, Multi-Family Housing, CR, Series A, Rev., Zero Coupon, 02/01/20 (p)	3,106

		7,278

	Total Louisiana	12,036

	Maryland — 0.3%
	General Obligation — 0.3%
4,785	Harford County, Series B, GO, 5.000%, 07/01/23	5,879

	Massachusetts — 3.7%
	General Obligation — 2.5%
	Commonwealth of Massachusetts,
9,000	Series A, GO, 5.250%, 08/01/19	10,409
200	Series C, GO, AGM, 5.500%, 12/01/22	251
	Commonwealth of Massachusetts, Consolidated Loan of 2014,
5,000	Series C, GO, 4.000%, 07/01/31	5,316
2,500	Series C, GO, 5.000%, 07/01/23	3,017
6,875	Series F, GO, 5.000%, 11/01/26	8,255
13,300	Series F, GO, 5.000%, 11/01/27	15,874

		43,122

	Other Revenue — 1.2%
10,000	Massachusetts Bay Transportation Authority, Series A, Rev., 5.250%, 07/01/27	12,664
7,420	Massachusetts School Building Authority, Dedicated Sales Tax, Series B, Rev., 5.000%, 08/15/30	8,743

		21,407

	Total Massachusetts	64,529

	Michigan — 1.2%
	Education — 0.3%
4,170	University of Michigan, Series A, Rev., 5.000%, 04/01/21	4,665

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — 0.1%
2,000	Huron Valley School District, GO, Q-SBLF, 5.000%, 05/01/24	2,317

	Other Revenue — 0.7%
10,000	City of Grand Rapids, Sanitary Sewer System, Series A, Rev., BHAC-CR, AGM-CR, FGIC, 5.500%, 01/01/22	11,512

	Transportation — 0.1%
1,240	State of Michigan, Trunk Line Fund, Rev., 5.000%, 11/15/28	1,443

	Total Michigan	19,937

	Minnesota — 1.3%
	General Obligation — 0.6%
775	Olmsted County, Crossover, Series A, GO, 5.000%, 02/01/21	921
8,275	State of Minnesota, Various Purpose, Series F, GO, 5.000%, 08/01/20	9,737

		10,658

	Other Revenue — 0.7%
9,705	State of Minnesota, General Fund Refunding Appropriation, Series B, Rev., 5.000%, 03/01/25	11,495

	Total Minnesota	22,153

	Mississippi — 0.9%
	Prerefunded — 0.9%
15,750	Mississippi Housing Finance Corp., Capital Appreciation, Rev., Zero Coupon, 09/15/16 (p)	15,692

	Missouri — 3.9%
	Other Revenue — 3.2%
	Kansas City Industrial Development Authority, Downtown Redevelopment District,
7,640	Series A, Rev., 5.000%, 09/01/20	8,767
6,620	Series A, Rev., 5.000%, 09/01/21	7,680
	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds,
10,805	Series A, Rev., 5.000%, 01/01/19	12,211
20,915	Series A, Rev., 5.000%, 01/01/21	24,064
2,355	Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series B, Rev., 5.000%, 07/01/25	2,758

		55,480

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	17

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Transportation — 0.7%
4,060	Missouri Highways & Transportation Commission, Federal Reimbursement, Series A, Rev., 5.000%, 05/01/20	4,608
7,000	Missouri Highways & Transportation Commission, Senior Lien, Rev., 5.000%, 02/01/21	7,392

		12,000

	Total Missouri	67,480

	Nebraska — 0.4%
	Other Revenue — 0.3%
5,000	Omaha Public Power District, Electric System, Series A, Rev., 4.000%, 02/01/32	5,268

	Prerefunded — 0.0% (g)
155	Nebraska Public Power District, Series B, Rev., 5.000%, 07/01/17 (p)	167

	Utility — 0.1%
	Nebraska Public Power District,
250	Series B, Rev., AGM, 5.000%, 01/01/17	263
445	Series B, Rev., 5.000%, 01/01/18	478

		741

	Total Nebraska	6,176

	Nevada — 0.1%
	Other Revenue — 0.1%
	Nevada System of Higher Education University, Unrefunded Balance,
640	Series B, Rev., AMBAC, 5.000%, 07/01/21	645
675	Series B, Rev., AMBAC, 5.000%, 07/01/22	681

		1,326

	Prerefunded — 0.0% (g)
45	State of Nevada, Projects R9-A-R13-F, Series F, GO, AGM, 5.000%, 11/16/15 (p)	45

	Total Nevada	1,371

	New Hampshire — 0.3%
	Industrial Development Revenue/Pollution Control Revenue — 0.3%
	New Hampshire Municipal Bond Bank,
1,025	Series E, Rev., 5.000%, 01/15/23	1,172
1,035	Series E, Rev., 5.000%, 01/15/24	1,180
1,195	Series E, Rev., 5.000%, 01/15/26	1,359
1,250	Series E, Rev., 5.000%, 01/15/27	1,417

	Total New Hampshire	5,128

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Jersey — 2.6%
	Education — 0.6%
	New Jersey Economic Development Authority, School Facilities Construction,
140	Series XX, Rev., 4.250%, 06/15/26	139
3,500	Series XX, Rev., 5.000%, 06/15/19	3,772
5,145	Series XX, Rev., 5.000%, 06/15/21	5,578

		9,489

	General Obligation — 0.2%
850	North Brunswick Township Board of Education, GO, 5.000%, 07/15/22	988
	Township of Woodbridge,
1,100	GO, 5.000%, 07/15/22	1,273
1,200	GO, 5.000%, 07/15/23	1,385

		3,646

	Other Revenue — 1.4%
	New Jersey Economic Development Authority, School Facilities Construction,
1,500	Series NN, Rev., 5.000%, 03/01/23	1,623
5,000	Series NN, Rev., 5.000%, 03/01/29	5,192
10,000	Series PP, Rev., 5.000%, 06/15/29	10,441
5,000	New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.000%, 06/15/36	5,101
1,995	Sussex County Municipal Utilities Authority, Wastewater Facilities, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 12/01/20	1,826

		24,183

	Transportation — 0.4%
1,750	New Jersey State Turnpike Authority, Rev., 3.375%, 01/01/31	1,736
5,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, Rev., AMBAC, 5.250%, 12/15/22	5,530

		7,266

	Total New Jersey	44,584

	New Mexico — 0.8%
	Other Revenue — 0.8%
	New Mexico Finance Authority, Senior Lien,
1,625	Series B, Rev., 5.000%, 06/01/22	1,784
1,690	Series B, Rev., 5.000%, 06/01/23	1,853
1,820	Series B, Rev., 5.000%, 06/01/25	1,990
1,965	Series B, Rev., 5.000%, 06/01/27	2,144

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — continued
4,200	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.000%, 06/01/22	5,004
1,385	New Mexico Finance Authority, State Transportation, Sub Lien, Series A-2, Rev., 5.000%, 12/15/21	1,618

	Total New Mexico	14,393

	New York — 23.9%
	Education — 1.0%
6,750	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2007, Series S-2, Rev., NATL-RE, FGIC, 5.000%, 01/15/22	7,102
4,000	New York State Dormitory Authority, Education, Series A, Rev., 5.000%, 03/15/23	4,510
4,395	New York State Dormitory Authority, University Dormitory Facilities, Series A, Rev., 5.000%, 07/01/22	4,850

		16,462

	General Obligation — 1.0%
	City of New York,
6,085	Series D, GO, 5.000%, 08/01/28	7,115
4,050	Series F, Sub Series F-1, GO, 5.000%, 03/01/30	4,686
5,000	City of New York, Fiscal Year 2010, Series E, GO, 5.000%, 08/01/23	5,666

		17,467

	Hospital — 0.0% (g)
510	New York State Dormitory Authority, Mental Health Services Facilities Improvement, Series D, Rev., AGM, 5.000%, 02/15/18	538

	Other Revenue — 15.9%
1,500	Metropolitan Transportation Authority, Series A, Rev., 5.000%, 11/15/41	1,684
16,335	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2010, Series FF, Rev., 5.000%, 06/15/24	18,900
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Fiscal Year 2015,
3,000	Series FF, Rev., 5.000%, 06/15/31	3,526
2,000	Series FF, Rev., 5.000%, 06/15/32	2,337
400	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2007, Series S-1, Rev., NATL-RE, FGIC, 5.000%, 07/15/16	413

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
3,500	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2015, Series S-1, Rev., 5.000%, 07/15/40	3,931
9,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2012, Series D, Sub Series D-1, Rev., 5.000%, 11/01/31	10,535
10,000	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013, Sub Series F-1, Rev., 5.000%, 02/01/31	11,520
9,475	New York Liberty Development Corp., World Trade Center Projects, Rev., 5.000%, 09/15/30	11,020
	New York State Dormitory Authority,
3,000	Series A, Rev., 5.000%, 03/15/28	3,582
4,225	Series A, Rev., 5.000%, 03/15/34	4,880
10,000	Series A, Rev., 5.000%, 03/15/44	11,305
12,500	Series C, Rev., 5.000%, 03/15/33	14,339
8,500	New York State Dormitory Authority, Consolidated Services Contract, Series A, Rev., 5.000%, 07/01/23	9,603
3,500	New York State Dormitory Authority, General Purpose, Series C, Rev., 5.000%, 03/15/41	3,982
	New York State Dormitory Authority, State Sales Tax,
13,700	Series A, Rev., 5.000%, 03/15/21	16,325
5,000	Series A, Rev., 5.000%, 03/15/29	5,910
14,500	Series A, Rev., 5.000%, 03/15/31	16,949
7,985	Series A, Rev., 5.000%, 03/15/32	9,288
7,425	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series B, Rev., 5.000%, 04/01/23	8,025
	New York State Urban Development Corp., Service Contract,
15,000	Series B, Rev., 5.250%, 01/01/25	16,676
5,000	Series D, Rev., 5.500%, 01/01/19	5,715
	Port Authority of New York & New Jersey, Consolidated,
2,965	Rev., 5.000%, 05/01/34	3,374
2,000	Rev., 5.000%, 05/01/35	2,269
7,500	Rev., 5.000%, 10/15/41	8,568
	Sales Tax Asset Receivable Corp., Fiscal Year 2015,
4,500	Series A, Rev., 5.000%, 10/15/25	5,564
1,800	Series A, Rev., 5.000%, 10/15/28	2,172
7,500	Series A, Rev., 5.000%, 10/15/29	8,996
1,850	Series A, Rev., 5.000%, 10/15/31	2,195

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	19

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — continued
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
25,000	Series A, Rev., 5.000%, 01/01/26	29,284
4,970	Series A-2, Rev., 5.000%, 11/15/28	5,542
1,250	Series B, Rev., 5.000%, 11/15/31	1,462
	Utility Debt Securitization Authority,
4,000	Series TE, Rev., 5.000%, 12/15/28	4,797
5,000	Series TE, Rev., 5.000%, 12/15/29	5,963
4,250	Series TE, Rev., 5.000%, 12/15/41	4,842

		275,473

	Prerefunded — 0.4%
3,000	Erie County Industrial Development Agency, City of Buffalo School District Project, Series A, Rev., AGM, 5.750%, 05/01/18 (p)	3,374
395	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2006, Series A, Sub Series A-2, Rev., 5.000%, 12/07/15 (p)	397
1,360	New York State Dormitory Authority, School Districts, Building Finance Program, Series A, Rev., NATL-RE, 5.000%, 10/01/16 (p)	1,418
20	New York State Dormitory Authority, State Personal Income Tax, Education, Series C, Rev., 5.000%, 12/15/21 (p)	21
1,000	New York State Environmental Facilities Corp., Series A, Rev., 5.000%, 12/15/17 (p)	1,092

		6,302

	Special Tax — 3.0%
3,750	New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010, Series B, Rev., 5.000%, 11/01/21	4,323
5,805	New York Local Government Assistance Corp., Senior Lien, Series B-C/D, Rev., 5.500%, 04/01/19	6,702
7,875	New York Local Government Assistance Corp., Sub Lien, Series A-5, Rev., 5.500%, 04/01/19	9,092
	New York State Dormitory Authority,
1,000	Series A, Rev., 5.000%, 03/15/33	1,159
7,250	Series C, Rev., 5.000%, 03/15/31	8,392
10,000	New York State Dormitory Authority, State Personal Income Tax, Education, Series A, Rev., 5.000%, 03/15/21	11,005
10,000	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/26	11,666

		52,339

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.4%
	Metropolitan Transportation Authority,
1,000	Series C, Rev., 6.500%, 11/15/28	1,167
5,000	Subseries C-1, Rev., 5.250%, 11/15/28	6,054

		7,221

	Utility — 1.4%
	Utility Debt Securitization Authority,
9,675	Rev., 5.000%, 12/15/35	11,390
5,250	Rev., 5.000%, 12/15/36	6,166
5,000	Rev., 5.000%, 12/15/37	5,848

		23,404

	Water & Sewer — 0.8%
2,500	New York City Municipal Water Finance Authority, Series CC, Rev., 5.000%, 06/15/29	2,752
380	New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Fiscal Year 2009, Series AA, Rev., 5.000%, 06/15/17 (p)	408
10,225	New York State Environmental Facilities Corp., New York City Municipal Project, Revolving Funds, Series C, Rev., 5.000%, 06/15/21	10,955

		14,115

	Total New York	413,321

	North Carolina — 1.1%
	Other Revenue — 0.8%
	City of High Point, Combined Water & Sewer System Revenue,
1,000	Rev., AGM, 5.000%, 11/01/25	1,116
1,170	Rev., AGM, 5.000%, 11/01/26	1,305
	Wake County, Hammond Road Detention Center, Limited Obligation,
3,905	Rev., 5.000%, 06/01/20	4,467
5,950	Rev., 5.000%, 06/01/21	6,779

		13,667

	Prerefunded — 0.3%
4,155	State of North Carolina, Annual Appropriation, Series A, Rev., 5.000%, 05/01/19 (p)	4,730

	Total North Carolina	18,397

	Ohio — 1.1%
	General Obligation — 0.7%
4,750	City of Columbus, Series 1, GO, 5.000%, 07/01/27	5,654
5,725	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	6,431

		12,085

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Other Revenue — 0.2%
550	City of Cleveland, Parking Facilities, Rev., AGM, 5.250%, 09/15/18 (p)	619
2,235	Ohio State Building Authority, State Facilities, Adult Correctional Building Fund Projects, Series B, Rev., 5.000%, 10/01/22	2,541

		3,160

	Prerefunded — 0.0% (g)
670	State of Ohio, Higher Educational Facility, Denison University 2007 Project, 5.000%, 11/01/17 (p)	728

	Water & Sewer — 0.2%
	Northeast Ohio Regional Sewer District, Wastewater Improvement,
555	Rev., 5.000%, 11/15/25	678
1,500	Rev., 5.000%, 11/15/27	1,794

		2,472

	Total Ohio	18,445

	Oklahoma — 0.4%
	Other Revenue — 0.4%
1,380	Oklahoma City Water Utilities Trust, Water & Sewer System, Rev., 5.000%, 07/01/27	1,637
	Oklahoma Turnpike Authority, Turnpike System, Second Senior,
3,000	Series A, Rev., 5.000%, 01/01/22	3,542
2,000	Series A, Rev., 5.000%, 01/01/24	2,337

	Total Oklahoma	7,516

	Oregon — 2.0%
	Certificate Of Participation/Lease — 0.2%
3,425	Oregon State Department of Administrative Services, Series A, COP, 5.000%, 05/01/20	3,867

	General Obligation — 0.0% (g)
100	Marion County, GO, AMBAC, 5.500%, 06/01/23	125

	Other Revenue — 0.9%
2,180	City of Portland, Sewer System, Second Lien, Series B, Rev., 4.000%, 10/01/36	2,263
	Oregon State Department of Administrative Services, Lottery,
1,500	Series A, Rev., 5.000%, 04/01/27	1,769
8,975	Series C, Rev., 5.000%, 04/01/25	10,922

		14,954

	Prerefunded — 0.5%
6,965	Oregon State Department of Administrative Services, Series A, COP, 5.000%, 05/01/19 (p)	7,923

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — 0.4%
6,560	City of Portland, Sewer Systems, First Lien, Series A, Rev., 5.000%, 06/15/18	7,297

	Total Oregon	34,166

	Pennsylvania — 1.7%
	Education — 0.2%
	Pennsylvania State University,
1,225	Series A, Rev., 5.000%, 03/01/22	1,365
2,000	Series A, Rev., 5.000%, 03/01/23	2,219

		3,584

	General Obligation — 1.3%
14,865	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 05/15/18	16,393
4,195	Commonwealth of Pennsylvania, Third Series, GO, 5.375%, 07/01/21	5,014
1,860	Red Lion Area School District, GO, AGM, 5.000%, 05/01/20	2,043

		23,450

	Hospital — 0.2%
3,000	Sayre Health Care Facilities Authority, Guthrie Health Issue, Rev., VAR, 0.997%, 12/01/24	2,928

	Total Pennsylvania	29,962

	Rhode Island — 0.1%
	General Obligation — 0.1%
1,000	State of Rhode Island & Providence Plantations, Consolidated Capital Development Loan of 2014, Series A, GO, 5.000%, 11/01/24	1,211

	Other Revenue — 0.0% (g)
655	Rhode Island Health & Educational Building Corp., Brown University, Series A, Rev., 5.000%, 09/01/25	769

	Total Rhode Island	1,980

	South Carolina — 1.0%
	General Obligation — 0.3%
4,740	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/22	5,361

	Other Revenue — 0.1%
1,500	City of Columbia, Rev., 5.000%, 02/01/26	1,735

	Utility — 0.4%
7,000	Piedmont Municipal Power Agency, Series A-3, Rev., AGC, 5.000%, 01/01/18	7,621

	Water & Sewer — 0.2%
2,220	City of Charleston, Waterworks & Sewer System, Series A, Rev., 5.000%, 01/01/22	2,475

	Total South Carolina	17,192

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	21

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Tennessee — 0.1%
	General Obligation — 0.1%
1,030	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 07/01/24	1,229

	Texas — 9.2%
	Education — 1.0%
	Southwest Higher Education Authority, Inc., Southern Methodist University Project,
2,000	Rev., 5.000%, 10/01/20	2,292
3,000	Rev., 5.000%, 10/01/21	3,431
	University of North Texas, Financing System,
1,255	Series A, Rev., 5.000%, 04/15/20	1,414
2,500	Series A, Rev., 5.000%, 04/15/22	2,818
	University of Texas, Financing System,
2,500	Series B, Rev., 5.250%, 08/15/17	2,711
500	Series C, Rev., 5.000%, 08/15/18	558
	Waco Educational Finance Corp., Baylor University,
2,275	Series C, Rev., 5.000%, 03/01/21	2,481
1,215	Series C, Rev., 5.000%, 03/01/22	1,323

		17,028

	General Obligation — 4.3%
	Carroll Independent School District,
1,000	Series C, GO, 5.000%, 02/15/20	1,123
945	Series C, GO, 5.000%, 02/15/22	1,057
325	Series C, GO, 5.000%, 02/15/23	364
4,485	City of Garland, Series A, GO, 5.000%, 02/15/23	4,889
4,000	City of Houston, Public Improvement, Series A, GO, 5.000%, 03/01/30	4,644
3,150	City of Lubbock, GO, 5.000%, 02/15/25	3,805
680	City of Pflugerville, Limited Tax, GO, 5.000%, 08/01/23	813
	City of San Antonio,
2,000	GO, 5.000%, 08/01/24	2,352
4,735	GO, 5.000%, 08/01/26	5,503
	City of San Antonio, General Improvement,
700	GO, 5.000%, 08/01/23	828
1,500	GO, 5.000%, 08/01/24	1,764
2,735	GO, 5.000%, 08/01/27	3,158
2,280	City of Wylie, GO, 5.000%, 02/15/26	2,721
4,000	Counties of Dallas, Denton, Collin and Rockwall, City of Dallas, GO, 5.000%, 02/15/29	4,682
	Crandall Independent School District,
1,150	Series A, GO, PSF-GTD, Zero Coupon, 08/15/25	882

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — continued
2,140	Series A, GO, PSF-GTD, Zero Coupon, 08/15/26	1,583
2,145	Series A, GO, PSF-GTD, Zero Coupon, 08/15/27	1,526
2,105	Series A, GO, PSF-GTD, Zero Coupon, 08/15/28	1,441
1,965	Dallas County Community College District, GO, 5.000%, 02/15/24	2,209
1,830	Harlandale Independent School District, GO, AGC, 5.000%, 08/01/27	2,040
	Hays County,
1,000	GO, 5.000%, 02/15/23	1,145
1,785	GO, 5.000%, 02/15/24	2,034
2,410	GO, 5.000%, 02/15/25	2,731
1,500	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	1,717
	San Jacinto Community College District,
1,330	GO, AMBAC, 5.000%, 02/15/19	1,404
390	GO, AMBAC, 5.000%, 02/15/20	412
5,000	GO, 5.000%, 02/15/34	5,551
2,600	San Jacinto Community College District, Limited Tax, GO, 5.000%, 02/15/40	2,871
	State of Texas, Water Financial Assistance,
2,500	Series A, GO, 5.000%, 08/01/20	2,785
4,340	Series A, GO, 5.000%, 08/01/21	4,829
1,800	Tarrant County, Limited Tax, GO, 5.000%, 07/15/20	1,997

		74,860

	Other Revenue — 1.0%
1,250	City of San Antonio, Water System Junior Lien, Rev., 5.000%, 05/15/24	1,511
	Coastal Water Authority, City of Houston Projects,
100	Rev., 4.000%, 12/15/18	109
3,315	Rev., 5.000%, 12/15/23	3,839
7,660	Grand Parkway Transportation Corp., Series B, Rev., 5.250%, 10/01/51	8,565
3,000	Houston Airport System, Sub Lien, Series B, Rev., 5.000%, 07/01/26	3,439

		17,463

	Prerefunded — 1.0%
1,075	Bexar County, GO, 5.250%, 06/15/17 (p)	1,157
5,550	City of Houston, Water & Sewer System, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	7,752

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Prerefunded — continued
4,620	Dallas Area Rapid Transit, Senior Lien, Rev., 5.000%, 12/01/18 (p)	5,200
2,000	Deer Park Independent School District, Limited Tax, GO, AGM, 5.250%, 02/15/17 (p)	2,124
665	La Joya Independent School District, GO, PSF-GTD, 5.000%, 02/15/16 (p)	674

		16,907

	Transportation — 0.8%
	Dallas Area Rapid Transit, Senior Lien,
3,000	Rev., 5.250%, 12/01/48	3,314
7,660	Series A, Rev., 5.000%, 12/01/21	8,679
2,000	Dallas-Fort Worth International Airport, Series A, Rev., 5.000%, 11/01/21	2,096

		14,089

	Utility — 0.2%
3,000	City of San Antonio, Electric and Gas System, Rev., 5.000%, 02/01/26	3,737

	Water & Sewer — 0.9%
	North Texas Municipal Water District,
2,695	Rev., 5.000%, 06/01/21	2,967
2,955	Rev., 5.000%, 06/01/23	3,253
3,405	Rev., 5.000%, 06/01/26	3,744
3,820	Texas Water Development Board, State Revolving Fund, Series A, Sub Series A-1, Rev., 5.000%, 07/15/20	4,389

		14,353

	Total Texas	158,437

	Utah — 0.7%
	Education — 0.2%
	Utah State University of Agriculture & Applied Science,
1,000	Rev., 5.000%, 12/01/19	1,136
1,050	Rev., 5.000%, 12/01/20	1,189
1,150	Rev., 5.000%, 12/01/22	1,296

		3,621

	Water & Sewer — 0.5%
7,455	Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.000%, 07/01/26	8,386

	Total Utah	12,007

	Vermont — 0.4%
	Other Revenue — 0.4%
	University of Vermont & State Agricultural College,

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — continued
4,230	Rev., AMBAC, 5.000%, 10/01/21	4,565
2,355	Rev., AMBAC, 5.000%, 10/01/22	2,537

	Total Vermont	7,102

	Virginia — 2.3%
	Education — 0.7%
10,050	Virginia College Building Authority, Public Higher Education Financing Program, Series B, Rev., 5.000%, 09/01/19	11,535

	General Obligation — 1.2%
205	City of Richmond, Public Improvement, Series D, GO, 5.000%, 07/15/26	237
17,575	Commonwealth of Virginia, Series D, GO, 5.000%, 06/01/20	20,113

		20,350

	Other Revenue — 0.0% (g)
25	Virginia Public Building Authority, Public Facilities, Series B-1, Rev., 5.000%, 08/01/18 (p)	28
490	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Rev., 5.000%, 11/01/23	558

		586

	Prerefunded — 0.4%
6,495	Fairfax County, Public Improvement, Series A, GO, 5.000%, 04/01/18 (p)	7,157
475	Virginia Resources Authority, Pooled Financing Program, Infrastructure, Series A, Rev., 5.000%, 11/01/19 (p)	548

		7,705

	Total Virginia	40,176

	Washington — 2.5%
	General Obligation — 2.0%
1,100	County of Snohomish, Edmonds School District No. 15, GO, 5.000%, 12/01/33	1,259
	State of Washington, Various Purpose,
10,000	Series 2010C, GO, 5.000%, 08/01/34	11,254
2,000	Series D, GO, 5.000%, 02/01/24	2,399
12,400	Series R-2010A, GO, 5.000%, 01/01/22	14,006
4,690	Yakima County School District No. 7, GO, 5.500%, 12/01/23	5,427

		34,345

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	23

JPMorgan Tax Aware Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Prerefunded — 0.1%
1,225	Washington Health Care Facilities Authority, Multicare Health Care System, Series A, Rev., AGM, 5.250%, 08/15/18 (p)	1,373

	Transportation — 0.3%
	Port of Seattle, Intermediate Lien,
3,750	Series B, Rev., 5.000%, 03/01/33	4,247
1,000	Series B, Rev., 5.000%, 03/01/34	1,132

		5,379

	Utility — 0.1%
1,325	City of Seattle, Drainage & Wastewater Improvement, Rev., 5.000%, 09/01/26	1,557

	Total Washington	42,654

	Total Municipal Bonds (Cost $1,589,458)	1,694,462

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 9.1%
	Investment Company — 9.1%
158,110	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.050% † (b) (l) (Cost $158,110)	158,110

	Total Investments — 107.1% (Cost $1,747,568)	1,852,572
	Liabilities in Excess of Other Assets — (7.1)%	(122,268)

	NET ASSETS — 100.0%	$1,730,304

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

Inflation-Linked Swaps (Amounts in thousands)
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	2.998% at termination	CPI-U at termination	01/15/2016	$25,000	$(3,689)
Barclays Bank plc	2.943% at termination	CPI-U at termination	06/14/2016	5,000	(726)
Barclays Bank plc	2.930% at termination	CPI-U at termination	06/15/2016	3,000	(431)
Barclays Bank plc	2.680% at termination	CPI-U at termination	07/15/2016	25,000	(2,952)
Barclays Bank plc	2.812% at termination	CPI-U at termination	10/12/2019	25,000	(4,462)
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/2019	35,000	(3,541)
Barclays Bank plc	2.439% at termination	CPI-U at termination	05/15/2024	18,000	(1,660)
Barclays Bank plc	2.700% at termination	CPI-U at termination	09/03/2044	5,000	(1,154)
BNP Paribas	2.395% at termination	CPI-U at termination	05/31/2016	25,000	(1,454)
BNP Paribas	2.100% at termination	CPI-U at termination	08/26/2018	25,000	(1,211)
BNP Paribas	2.105% at termination	CPI-U at termination	08/26/2018	12,000	(584)
BNP Paribas	2.098% at termination	CPI-U at termination	09/09/2018	39,000	(1,891)
BNP Paribas	2.190% at termination	CPI-U at termination	09/03/2019	13,000	(740)
BNP Paribas	2.350% at termination	CPI-U at termination	07/06/2020	25,000	(2,158)
BNP Paribas	2.693% at termination	CPI-U at termination	09/03/2044	4,000	(913)
BNP Paribas	2.695% at termination	CPI-U at termination	09/03/2044	4,000	(917)
Citibank, N.A.	2.275% at termination	CPI-U at termination	07/02/2018	50,000	(3,211)
Citibank, N.A.	2.220% at termination	CPI-U at termination	07/06/2018	50,000	(2,952)
Citibank, N.A.	2.190% at termination	CPI-U at termination	09/02/2019	9,000	(512)
Citibank, N.A.	2.420% at termination	CPI-U at termination	05/24/2020	25,000	(2,418)
Citibank, N.A.	2.420% at termination	CPI-U at termination	06/30/2020	50,000	(4,741)
Citibank, N.A.	2.410% at termination	CPI-U at termination	07/01/2020	50,000	(4,679)
Citibank, N.A.	2.330% at termination	CPI-U at termination	07/06/2020	50,000	(4,201)
Citibank, N.A.	2.480% at termination	CPI-U at termination	07/01/2022	50,000	(5,741)
Citibank, N.A.	2.458% at termination	CPI-U at termination	05/21/2024	10,000	(945)
Citibank, N.A.	2.492% at termination	CPI-U at termination	08/27/2024	22,000	(2,176)
Citibank, N.A.	2.477% at termination	CPI-U at termination	09/02/2024	15,000	(1,459)
Citibank, N.A.	2.357% at termination	CPI-U at termination	09/23/2024	27,000	(2,253)
Citibank, N.A.	2.623% at termination	CPI-U at termination	10/07/2024	14,000	(417)
Credit Suisse International	2.250% at termination	CPI-U at termination	05/09/2017	50,000	(2,944)
Credit Suisse International	2.178% at termination	CPI-U at termination	05/28/2018	65,000	(3,658)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/2018	50,000	(3,523)
Deutsche Bank AG, New York	2.140% at termination	CPI-U at termination	09/10/2019	55,000	(2,972)
Deutsche Bank AG, New York	2.410% at termination	CPI-U at termination	06/30/2020	100,000	(9,365)
Deutsche Bank AG, New York	1.525% at termination	CPI-U at termination	10/13/2020	25,000	(106)
Deutsche Bank AG, New York	2.505% at termination	CPI-U at termination	01/28/2024	17,000	(1,667)
Deutsche Bank AG, New York	2.477% at termination	CPI-U at termination	02/21/2024	40,000	(3,814)
Deutsche Bank AG, New York	2.423% at termination	CPI-U at termination	09/12/2024	27,000	(2,456)
Deutsche Bank AG, New York	2.415% at termination	CPI-U at termination	12/15/2024	54,000	(1,022)
Deutsche Bank AG, New York	2.708% at termination	CPI-U at termination	02/25/2044	5,000	(1,164)
Deutsche Bank AG, New York	2.498% at termination	CPI-U at termination	10/10/2044	13,000	(2,128)
Deutsche Bank AG, New York	2.000% at termination	CPI-U at termination	10/13/2045	5,000	(15)
Goldman Sachs International	2.211% at termination	CPI-U at termination	08/29/2019	20,000	(1,162)
Goldman Sachs International	2.185% at termination	CPI-U at termination	09/02/2019	12,000	(680)
Goldman Sachs International	2.194% at termination	CPI-U at termination	09/02/2019	19,000	(1,085)
Morgan Stanley Capital Services	2.175% at termination	CPI-U at termination	10/01/2018	20,000	(1,049)
Morgan Stanley Capital Services	2.323% at termination	CPI-U at termination	06/23/2019	20,000	(1,238)
Morgan Stanley Capital Services	1.442% at termination	CPI-U at termination	09/17/2020	32,000	(45)
Morgan Stanley Capital Services	2.525% at termination	CPI-U at termination	01/27/2024	30,000	(3,011)
Morgan Stanley Capital Services	2.500% at termination	CPI-U at termination	02/04/2024	34,000	(3,311)
Morgan Stanley Capital Services	2.673% at termination	CPI-U at termination	09/12/2044	3,000	(664)
Royal Bank of Scotland	2.430% at termination	CPI-U at termination	06/28/2020	25,000	(2,402)
Royal Bank of Scotland	2.423% at termination	CPI-U at termination	06/30/2020	75,000	(7,141)
Royal Bank of Scotland	2.475% at termination	CPI-U at termination	03/17/2024	7,000	(668)
Royal Bank of Scotland	3.556% at termination	CPI-U at termination	07/31/2029	49,000	(20,514)
Royal Bank of Scotland	2.733% at termination	CPI-U at termination	02/10/2044	9,000	(2,167)
Union Bank of Switzerland AG	2.170% at termination	CPI-U at termination	04/22/2018	50,000	(2,794)

					$(146,953)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	25

JPMorgan Tax Aware Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CPI-U	— Consumer Price Index for All Urban Consumers
CR	— Custodial Receipts
FGIC	— Insured by Financial Guaranty Insurance Co.
GAN	— Grant Anticipation Notes
GO	— General Obligation
GTD	— Guaranteed
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue

SCSDE	— South Carolina School District Enhancement
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2015.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of October 31, 2015.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Approximately $147,670,000 of this investment is restricted as collateral for swaps to various brokers.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands, except per share amounts)

	Tax Aware Equity Fund	Tax Aware Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$1,356,869	$1,694,462
Investments in affiliates, at value	7,033	10,440
Investments in affiliates — restricted, at value	—	147,670

Total investment securities, at value	1,363,902	1,852,572
Restricted cash	—	2,960
Receivables:
Investment securities sold	4,356	7,656
Fund shares sold	212	758
Interest and dividends from non-affiliates	1,034	20,276
Dividends from affiliates	1	1

Total Assets	1,369,505	1,884,223

LIABILITIES:
Payables:
Investment securities purchased	1,003	2,956
Fund shares redeemed	722	3,117
Outstanding swap contracts, at value	—	146,953
Accrued liabilities:
Investment advisory fees	392	435
Administration fees	92	61
Distribution fees	5	40
Shareholder servicing fees	119	147
Custodian and accounting fees	17	49
Collateral management fees	—	34
Trustees’ and Chief Compliance Officer’s fees	3	3
Other	85	124

Total Liabilities	2,438	153,919

Net Assets	$1,367,067	$1,730,304

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

	Tax Aware Equity Fund	Tax Aware Real Return Fund
NET ASSETS:
Paid-in-Capital	$803,057	$1,819,339
Accumulated undistributed (distributions in excess of) net investment income	1,134	343
Accumulated net realized gains (losses)	48,992	(47,429)
Net unrealized appreciation (depreciation)	513,884	(41,949)

Total Net Assets	$1,367,067	$1,730,304

Net Assets:
Class A	$12,164	$56,660
Class C	4,680	42,843
Class R6	—	183,464
Institutional Class	1,265,581	1,302,381
Select Class	84,642	144,956

Total	$1,367,067	$1,730,304

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	411	5,968
Class C	159	4,525
Class R6	—	19,286
Institutional Class	42,616	136,973
Select Class	2,852	15,252

Net Asset Value (a):
Class A — Redemption price per share	$29.60	$9.49
Class C — Offering price per share (b)	29.43	9.47
Class R6 — Offering and redemption price per share	—	9.51
Institutional Class — Offering and redemption price per share	29.70	9.51
Select Class — Offering and redemption price per share	29.68	9.50
Class A maximum sales charge	5.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.24	$9.86

Cost of investments in non-affiliates	$842,985	$1,589,458
Cost of investments in affiliates	7,033	10,440
Cost of investments in affiliates — restricted	—	147,670

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	29

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$66,764
Interest income from affiliates	—		12
Dividend income from non-affiliates	23,528		—
Dividend income from affiliates	4		5

Total investment income	23,532		66,781

EXPENSES:
Investment advisory fees	4,830		7,029
Administration fees	1,132		1,647
Distribution fees:
Class A	31		174
Class C	26		373
Shareholder servicing fees:
Class A	31		174
Class C	9		124
Institutional Class	1,280		1,495
Select Class	211		430
Custodian and accounting fees	44		88
Interest expense to affiliates	—	(a)	—
Professional fees	68		114
Collateral management fees	—		34
Trustees’ and Chief Compliance Officer’s fees	14		22
Printing and mailing costs	47		30
Registration and filing fees	76		136
Transfer agent fees	22		28
Sub-transfer agent fees (See Note 2.E.)	34		122
Other	19		22

Total expenses	7,874		12,042

Less fees waived	(73)		(1,358)
Less earnings credits	—		— (a)

Net expenses	7,801		10,684

Net investment income (loss)	15,731		56,097

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	56,837		30,054
Swaps	—		(26,007)

Net realized gain (loss)	56,837		4,047

Distributions of capital gains received from investment company affiliates	—		1
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	10,846		(52,204)
Swaps	—		(62,168)

Change in net unrealized appreciation/depreciation	10,846		(114,372)

Net realized/unrealized gains (losses)	67,683		(110,324)

Change in net assets resulting from operations	$83,414		$(54,227)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,731	$13,692	$56,097	$66,652
Net realized gain (loss)	56,837	41,175	4,047	(2,773)
Distributions of capital gains received from investment company affiliates	—	— (a)	1	2
Change in net unrealized appreciation/depreciation	10,846	148,970	(114,372)	(11,008)

Change in net assets resulting from operations	83,414	203,837	(54,227)	52,873

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(84)	(68)	(1,839)	(2,955)
From net realized gains	(303)	—	—	—
Class C
From net investment income	(9)	(7)	(990)	(1,329)
From net realized gains	(80)	—	—	—
Class R6
From net investment income	—	—	(6,644)	(6,978)
Institutional Class
From net investment income	(14,056)	(12,561)	(43,614)	(50,616)
From net realized gains	(35,725)	—	—	—
Select Class
From net investment income	(803)	(654)	(4,759)	(5,017)
From net realized gains	(2,330)	—	—	—

Total distributions to shareholders	(53,390)	(13,290)	(57,846)	(66,895)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(53,542)	94,016	(426,662)	(561,620)

NET ASSETS:
Change in net assets	(23,518)	284,563	(538,735)	(575,642)
Beginning of period	1,390,585	1,106,022	2,269,039	2,844,681

End of period	$1,367,067	$1,390,585	$1,730,304	$2,269,039

Accumulated undistributed (distributions in excess of) net investment income	$1,134	$923	$343	$2,092

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,098	$1,589	$13,317	$21,914
Distributions reinvested	294	50	1,615	2,621
Cost of shares redeemed	(3,071)	(330)	(49,348)	(82,590)

Change in net assets resulting from Class A capital transactions	$1,321	$1,309	$(34,416)	$(58,055)

Class C
Proceeds from shares issued	$2,763	$604	$2,320	$3,063
Distributions reinvested	79	7	708	967
Cost of shares redeemed	(949)	(208)	(17,235)	(27,498)

Change in net assets resulting from Class C capital transactions	$1,893	$403	$(14,207)	$(23,468)

Class R6
Proceeds from shares issued	$—	$—	$2,543	$253,436
Distributions reinvested	—	—	3,138	3,117
Cost of shares redeemed	—	—	(63,715)	(103,490)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$(58,034)	$153,063

Institutional Class
Proceeds from shares issued	$192,338	$1,179,414	$405,663	$1,671,383
Distributions reinvested	2,264	411	7,420	6,078
Cost of shares redeemed	(250,487)	(159,237)	(710,114)	(948,495)

Change in net assets resulting from Institutional Class capital transactions	$(55,885)	$1,020,588	$(297,031)	$728,966

Select Class
Proceeds from shares issued	$13,376	$25,464	$67,605	$49,488
Distributions reinvested	971	205	1,682	1,564
Cost of shares redeemed	(15,218)	(953,953)	(92,261)	(1,413,178)

Change in net assets resulting from Select Class capital transactions	$(871)	$(928,284)	$(22,974)	$(1,362,126)

Total change in net assets resulting from capital transactions	$(53,542)	$94,016	$(426,662)	$(561,620)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

	Tax Aware Equity Fund		Tax Aware Real Return Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A
Issued	140	59	1,371	2,169
Reinvested	10	2	167	260
Redeemed	(107)	(12)	(5,075)	(8,211)

Change in Class A Shares	43	49	(3,537)	(5,782)

Class C
Issued	96	22	238	305
Reinvested	3	— (a)	74	96
Redeemed	(33)	(8)	(1,783)	(2,742)

Change in Class C Shares	66	14	(1,471)	(2,341)

Class R6
Issued	—	—	264	25,072
Reinvested	—	—	325	308
Redeemed	—	—	(6,623)	(10,242)

Change in Class R6 Shares	—	—	(6,034)	15,138

Institutional Class
Issued	6,574	45,472	41,759	165,997
Reinvested	80	15	770	602
Redeemed	(8,493)	(5,859)	(73,359)	(94,089)

Change in Institutional Class Shares	(1,839)	39,628	(30,830)	72,510

Select Class
Issued	456	977	6,911	4,898
Reinvested	34	7	174	155
Redeemed	(515)	(37,322)	(9,552)	(140,778)

Change in Select Class Shares	(25)	(36,338)	(2,467)	(135,725)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gain	Total distributions
Tax Aware Equity Fund
Class A
Year Ended October 31, 2015	$29.01	$0.20	(f)	$1.41	$1.61	$(0.21)		$(0.81)	$(1.02)
Year Ended October 31, 2014	24.87	0.19	(f)	4.15	4.34	(0.20)		—	(0.20)
Year Ended October 31, 2013	19.60	0.23	(f)(g)	5.33	5.56	(0.29)		—	(0.29)
Year Ended October 31, 2012	17.43	0.18	(f)	2.18	2.36	(0.19)		—	(0.19)
March 22, 2011 (h) through October 31, 2011	18.15	0.10		(0.74)	(0.64)	(0.08)		—	(0.08)

Class C
Year Ended October 31, 2015	28.88	0.05	(f)	1.40	1.45	(0.09)		(0.81)	(0.90)
Year Ended October 31, 2014	24.78	0.06	(f)	4.12	4.18	(0.08)		—	(0.08)
Year Ended October 31, 2013	19.54	0.12	(f)(g)	5.32	5.44	(0.20)		—	(0.20)
Year Ended October 31, 2012	17.42	0.08	(f)	2.19	2.27	(0.15)		—	(0.15)
March 22, 2011 (h) through October 31, 2011	18.15	0.04		(0.74)	(0.70)	(0.03)		—	(0.03)

Institutional Class
Year Ended October 31, 2015	29.10	0.34	(f)	1.39	1.73	(0.32)		(0.81)	(1.13)
Year Ended October 31, 2014	24.92	0.30	(f)	4.18	4.48	(0.30)		—	(0.30)
Year Ended October 31, 2013	19.63	0.34	(f)(g)	5.32	5.66	(0.37)		—	(0.37)
Year Ended October 31, 2012	17.43	0.28	(f)	2.17	2.45	(0.25)		—	(0.25)
Year Ended October 31, 2011	16.71	0.23		0.71	0.94	(0.22)		—	(0.22)

Select Class
Year Ended October 31, 2015	29.08	0.29	(f)	1.40	1.69	(0.28)		(0.81)	(1.09)
Year Ended October 31, 2014	24.88	0.29	(f)(i)	4.13	4.42	(0.22	)(i)	—	(0.22)
Year Ended October 31, 2013	19.60	0.29	(f)(g)	5.33	5.62	(0.34)		—	(0.34)
Year Ended October 31, 2012	17.43	0.21	(f)	2.20	2.41	(0.24)		—	(0.24)
March 22, 2011 (h) through October 31, 2011	18.15	0.11		(0.73)	(0.62)	(0.10)		—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.20,$0.09,$0.31 and $0.25 for Class A,Class C,Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.88%,0.41%,1.41% and 1.15% for Class A,Class C,Institutional Class and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Net investment income (loss) per share and distributions from investment income may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$29.60	5.71%	$12,164	0.99%		0.70%		0.99%		59%
29.01	17.50	10,667	0.96		0.71		0.96		59
24.87	28.65	7,944	0.96		1.03	(g)	0.96		67
19.60	13.64	4,902	0.96		0.95		0.96		55
17.43	(3.53)	4,766	0.97	(j)	0.89	(j)	0.97	(j)	60

29.43	5.18	4,680	1.50		0.16		1.50		59
28.88	16.92	2,700	1.46		0.21		1.46		59
24.78	28.03	1,950	1.46		0.56	(g)	1.46		67
19.54	13.10	1,432	1.46		0.43		1.46		55
17.42	(3.85)	1,097	1.46	(j)	0.39	(j)	1.47	(j)	60

29.70	6.16	1,265,581	0.55		1.16		0.55		59
29.10	18.04	1,293,555	0.55		1.10		0.56		59
24.92	29.13	120,302	0.55		1.56	(g)	0.56		67
19.63	14.19	148,369	0.55		1.53		0.56		55
17.43	5.66	486,833	0.55		1.30		0.61		60

29.68	6.00	84,642	0.71		0.99		0.71		59
29.08	17.82	83,663	0.71		1.10		0.71		59
24.88	28.96	975,826	0.71		1.29	(g)	0.71		67
19.60	13.93	713,205	0.71		1.12		0.71		55
17.43	(3.39)	245,896	0.72	(j)	1.14	(j)	0.72	(j)	60

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Tax Aware Real Return Fund
Class A
Year Ended October 31, 2015	$10.01	$0.25	(f)	$(0.51)	$(0.26)	$(0.26)	$9.49	(2.59)%
Year Ended October 31, 2014	10.06	0.26	(f)	(0.04)	0.22	(0.27)	10.01	2.15
Year Ended October 31, 2013	10.51	0.25		(0.48)	(0.23)	(0.22)	10.06	(2.22)
Year Ended October 31, 2012	10.19	0.24		0.32	0.56	(0.24)	10.51	5.55
Year Ended October 31, 2011	10.07	0.26		0.12	0.38	(0.26)	10.19	3.80

Class C
Year Ended October 31, 2015	9.98	0.19	(f)	(0.50)	(0.31)	(0.20)	9.47	(3.16)
Year Ended October 31, 2014	10.03	0.19	(f)	(0.04)	0.15	(0.20)	9.98	1.48
Year Ended October 31, 2013	10.48	0.17		(0.47)	(0.30)	(0.15)	10.03	(2.85)
Year Ended October 31, 2012	10.16	0.18		0.32	0.50	(0.18)	10.48	4.92
Year Ended October 31, 2011	10.04	0.19		0.12	0.31	(0.19)	10.16	3.13

Class R6
Year Ended October 31, 2015	10.03	0.28	(f)	(0.50)	(0.22)	(0.30)	9.51	(2.24)
Year Ended October 31, 2014	10.08	0.30	(f)	(0.05)	0.25	(0.30)	10.03	2.52
August 16, 2013 (g) through October 31, 2013	9.92	0.05		0.18	0.23	(0.07)	10.08	2.33

Institutional Class
Year Ended October 31, 2015	10.03	0.27	(f)	(0.50)	(0.23)	(0.29)	9.51	(2.33)
Year Ended October 31, 2014	10.08	0.29	(f)	(0.05)	0.24	(0.29)	10.03	2.41
Year Ended October 31, 2013	10.53	0.27		(0.48)	(0.21)	(0.24)	10.08	(1.97)
Year Ended October 31, 2012	10.20	0.27		0.33	0.60	(0.27)	10.53	5.91
Year Ended October 31, 2011	10.08	0.28		0.12	0.40	(0.28)	10.20	4.05

Select Class
Year Ended October 31, 2015	10.02	0.26	(f)	(0.51)	(0.25)	(0.27)	9.50	(2.49)
Year Ended October 31, 2014	10.06	0.27	(f)	(0.04)	0.23	(0.27)	10.02	2.25
Year Ended October 31, 2013	10.51	0.25		(0.47)	(0.22)	(0.23)	10.06	(2.11)
Year Ended October 31, 2012	10.19	0.26		0.31	0.57	(0.25)	10.51	5.66
Year Ended October 31, 2011	10.07	0.27		0.12	0.39	(0.27)	10.19	3.91

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$56,660	0.75%	2.58%	0.97%	18%
95,153	0.75	2.58	0.97	11
153,819	0.75	2.31	0.97	16
222,694	0.75	2.34	0.97	8
183,105	0.75	2.53	0.97	14

42,843	1.40	1.93	1.49	18
59,850	1.40	1.93	1.46	11
83,639	1.40	1.67	1.47	16
108,755	1.40	1.70	1.47	8
100,908	1.40	1.88	1.48	14

183,464	0.40	2.93	0.45	18
253,993	0.40	2.94	0.46	11
102,671	0.38	2.69	0.47	16

1,302,381	0.50	2.83	0.56	18
1,682,468	0.50	2.83	0.56	11
960,451	0.50	2.57	0.57	16
944,652	0.50	2.58	0.57	8
740,738	0.50	2.78	0.58	14

144,956	0.65	2.68	0.73	18
177,575	0.65	2.67	0.72	11
1,544,101	0.65	2.42	0.72	16
1,979,923	0.65	2.46	0.72	8
2,012,662	0.65	2.63	0.73	14

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Tax Aware Equity Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Tax Aware Real Return Fund	Class A, Class C, Class R6, Institutional Class and Select Class	Diversified

The investment objective of Tax Aware Equity Fund is to seek to provide high after-tax total return from a portfolio of selected equity securities.

The investment objective of Tax Aware Real Return Fund is to seek to maximize after-tax inflation protected return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

38	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Tax Aware Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,363,902	$—	$—	$1,363,902

Tax Aware Real Return Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$158,110	$1,694,462	$—	$1,852,572

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(146,953)	$—	$(146,953)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for the industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2015.

B. Swaps — Tax Aware Real Return Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter(“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted, except for amounts posted to Goldman Sachs International, which are included on the Statements of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

Tax Aware Real Return Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2015 are as follows (amounts in thousands):

Counterparty		Value of swap contracts	Collateral amount
Barclays Bank plc	Collateral Posted	$(18,615)	$19,080
BNP Paribas		(9,868)	9,770
Citibank, N.A.		(35,705)	36,300
Credit Suisse International		(6,602)	6,980
Deutsche Bank AG, New York		(28,232)	29,520
Goldman Sachs International		(2,927)	2,960
Morgan Stanley Capital Services		(9,318)	9,310
Royal Bank of Scotland		(32,892)	33,640
Union Bank of Switzerland AG		(2,794)	3,070

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

Tax Aware Real Return Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The Fund’s swap contracts are subject to master netting arrangements.

The table below discloses the volume of the Fund’s swap activity during the year ended October 31, 2015 (amounts in thousands):

Interest Rate-Related Swaps (Inflation-Linked Swaps)	Tax Aware Real Return Fund
Average Notional Balance — Pays Fixed Rate	$1,878,923
Ending Notional Balance — Pays Fixed Rate	1,621,000

C. Summary of Derivatives Information

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2015 (amounts in thousands):

Tax Aware Real Return Fund

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted (b)	Net Amount Due To Counterparty (Not less than zero)
Barclays Bank plc	$18,615	$—	$(18,615)	$—
BNP Paribas	9,868	—	(9,868)	—
Citibank, N.A.	35,705	—	(35,705)	—
Credit Suisse International	6,602	—	(6,602)	—
Deutsche Bank AG, New York	28,232	—	(28,232)	—
Goldman Sachs International	2,927	—	(2,927)	—
Morgan Stanley Capital Services	9,318	—	(9,310)	8	*
Royal Bank of Scotland	32,892	—	(32,892)	—
Union Bank of Switzerland AG	2,794	—	(2,794)	—

	$146,953	$—	$(146,945)	$8	*

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B. for actual swap collateral received or posted.
*	Subsequent to October 31, 2015, additional collateral posted by the Fund.

The Fund’s derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

40	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Funds for the year ended October 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	$3	$2	$22	$7
Tax Aware Real Return Fund	9	17	48	48

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Tax Aware Equity Fund generally declares and pays distributions from net investment income quarterly. Tax Aware Real Return Fund generally declares and pays distributions from net investment income monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Tax Aware Equity Fund	$—	(a)	$(568)	$568

(a)	Amount rounds to less than $1,000.

The reclassifications for the Fund relates primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Tax Aware Equity Fund	0.35%
Tax Aware Real Return Fund	0.35

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C
Tax Aware Equity Fund	0.25%	0.75%
Tax Aware Real Return Fund	0.25	0.75

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2015, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge
Tax Aware Equity Fund	$4
Tax Aware Real Return Fund	3

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Tax Aware Equity Fund	0.25%	0.25%	0.10%	0.25%
Tax Aware Real Return Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R6	Institutional Class	Select Class
Tax Aware Equity Fund	1.05%	1.55%	n/a	0.55%	0.80%
Tax Aware Real Return Fund	0.75	1.40	0.40%	0.50	0.65

The expense limitation agreements were in effect for the year ended October 31, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the year ended October 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Tax Aware Equity Fund	$—	$—	$57	$57
Tax Aware Real Return Fund	666	444	232	1,342

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2015 were as follows (amounts in thousands):

Tax Aware Equity Fund	$16
Tax Aware Real Return Fund	16

42	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Tax Aware Equity Fund	$800,812	$893,193
Tax Aware Real Return Fund	343,709	811,512

During the year ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$857,165	$511,277	$4,540	$506,737
Tax Aware Real Return Fund	1,747,568	107,521	2,517	105,004

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Tax Aware Equity Fund	$14,952	$—	$38,438	$53,390
Tax Aware Real Return Fund	40	57,806	—	57,846

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Tax Exempt Income	Total Distributions Paid
Tax Aware Equity Fund	$13,290	$—	$13,290
Tax Aware Real Return Fund	94	66,801	66,895

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Tax Aware Equity Fund	$1,175	$—	$56,142	$506,737
Tax Aware Real Return Fund	—	388	(47,428)	(41,949)

The cumulative timing differences primarily consist of wash sale loss deferrals and trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2015, the following Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return Fund	$18,243	$—

As of October 31, 2015, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
Tax Aware Real Return Fund	$26,211	$2,850	$124	$29,185

During the year ended October 31, 2015, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Post-Enactment Capital Loss Carryforwards Utilized
	Short-Term	Long-Term
Tax Aware Real Return Fund	$4,046	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility as of October 31, 2015, or at any time during the year ended October 31, 2015.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which represents 89.9% and 66.4% of Tax Aware Equity Fund’s and Tax Aware Real Return Fund’s assets, respectively. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

44	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

Tax Aware Real Return Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Tax Aware Equity Fund and JPMorgan Tax Aware Real Return Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

46	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

48	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Aware Equity Fund
Class A
Actual	$1,000.00	$1,006.20	$5.06	1.00%
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,003.60	7.63	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Institutional Class
Actual	1,000.00	1,008.50	2.78	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Select Class
Actual	1,000.00	1,007.90	3.59	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71

Tax Aware Real Return Fund
Class A
Actual	1,000.00	993.10	3.77	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	990.70	7.02	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class R6
Actual	1,000.00	994.90	2.01	0.40
Hypothetical	1,000.00	1,023.19	2.04	0.40
Institutional Class
Actual	1,000.00	995.50	2.51	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Select Class
Actual	1,000.00	993.70	3.27	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds, as well as a risk/return assessment of the Tax Aware Real Return Fund as compared to the Fund’s objectives and peers, in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The

Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	51

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

52	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For the Tax Aware Real Return Fund, the Trustees and Adviser determined that the Universe Group is less meaningful and the independent consultant prepared an analysis of the Fund across various risk and return metrics including tracking error, volatility, total/excess return versus various indices and customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s performance was in the second and first quintiles for Class A shares for the one- and three-year periods, and in the first, first and second quintiles for Institutional Class shares for the one-, three, and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s performance was in the fifth quintile for both Class A and Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Tax Aware Equity Fund’s net advisory fee for Class A and Institutional Class shares was in the first and second quintiles, respectively, and that the actual total expenses for both Class A and Institutional Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Tax Aware Real Return Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class Shares were in the third and fifth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2015	J.P. MORGAN TAX AWARE FUNDS	53

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2015:

Dividend Received Deduction
Tax Aware Equity Fund	100.00%

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Long term Capital Gain
Tax Aware Equity Fund	$38,438

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Qualified Dividend Income
Tax Aware Equity Fund	$14,952

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2015:

Exempt Distributions Paid
Tax Aware Real Return Fund	100.00%

54	J.P. MORGAN TAX AWARE FUNDS	OCTOBER 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-TA-1015

Annual Report

J.P. Morgan Country/Region Funds

October 31, 2015

JPMorgan Asia Pacific Fund

JPMorgan China Region Fund

JPMorgan Intrepid European Fund

JPMorgan Latin America Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	1

J.P. Morgan Country/Region Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August.

Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index (the “S&P 500”) dropped 3.9%, and equity markets in Europe and Japan also fell. The sell-off also led to declines in the values of certain emerging market currencies.

However, most equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index rose the most since April 2013 and leading European indexes had their best performance since 2009. While emerging market equities did participate in the October rebound, persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

While increasing financial market volatility drove some investors to the safe haven of fixed income assets, large sectors of the bond market remained under pressure from historically low interest rates. U.S. Treasury bond yields, which typically move in the opposite direction of prices, declined on bonds of shorter maturities and remained essentially flat on bonds of longer maturities.

2	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

JPMorgan Asia Pacific Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-8.48%
Morgan Stanley Capital International (“MSCI”) All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes)	-10.46%

Net Assets as of 10/31/2015 (In Thousands)	$3,922

INVESTMENT OBJECTIVE**

The JPMorgan Asia Pacific Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI All Country Asia Pacific ex-Japan Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection and its underweight allocation in Malaysia and Australia and its overweight position in China were leading contributors to performance relative to the Benchmark for the twelve month reporting period. The Fund’s security selection and underweight allocation in Indonesia were the largest detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included its lack of a position in Woolworths Ltd. and its overweight positions in ANTA Sports Products Ltd. and Air New Zealand Ltd. Shares of Woolworths, Australia’s largest grocery chain, fell after the company forecast a decline in profit on weak quarterly sales. Shares of ANTA Sports Products, a sporting goods and apparel retailer based in China, rose on better-than-expected earnings and strong margin growth. Shares of Air New Zealand, an air carrier not held in the Benchmark, rose on record annual profit.

Leading individual detractors from relative performance included the Fund’s overweight positions in Slater & Gordon Ltd. and Samsung Life & Science Co. and its lack of a position in China Life Insurance Co. Shares of Slater & Gordon, an Australian law firm, declined after the company disclosed it was being investigated by regulators regarding accounting errors tied to its U.K. operations. Shares of Samsung Life & Science, a South Korean packaging materials company, declined amid slowing economic growth in China. Shares of China Life rose on Chinese government stimulus that reduced funding costs.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed bottom-up security selection based on a systematic approach of finding what the Fund’s portfolio managers believed were securities that had attractive momentum characteristics, as well as secu-

rities that they believed were attractively valued and fundamentally strong. During the reporting period, the Fund’s largest overweight positions versus the Benchmark were in China, the Philippines and India. The Fund’s largest underweight positions were in Singapore, Australia and Malaysia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Samsung Electronics Co., Ltd. (South Korea)	5.3%
2.	Tencent Holdings Ltd. (China)	4.0
3.	Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	3.7
4.	AIA Group Ltd. (Hong Kong)	3.1
5.	Commonwealth Bank of Australia (Australia)	2.8
6.	China Mobile Ltd. (Hong Kong)	2.4
7.	Westpac Banking Corp. (Australia)	2.2
8.	China Construction Bank Corp., Class H (China)	2.0
9.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.9
10.	CK Hutchison Holdings Ltd. (Hong Kong)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
China	20.2%
Hong Kong	18.8
Australia	18.0
South Korea	16.3
India	10.4
Taiwan	8.6
Thailand	2.1
Philippines	1.8
Indonesia	1.4
New Zealand	1.1
Others (each less than 1.0%)	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	3

JPMorgan Asia Pacific Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
Without Sales Charge		(8.69)%	3.34%	4.61%
With Sales Charge*		(13.48)	1.49	3.18
CLASS C SHARES	November 30, 2011
Without CDSC		(9.12)	2.82	4.09
With CDSC**		(10.12)	2.82	4.09
SELECT CLASS SHARES	November 30, 2011	(8.48)	3.58	4.87

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

Effective June 29, 2012 and June 10, 2014, the Fund’s investment strategy changed and performance would have been different if the Fund were managed using its current strategy.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Asia Pacific Fund, the MSCI All Country Asia Pacific ex-Japan Index and the Lipper Pacific ex-Japan Funds Index from November 30, 2011 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country Asia Pacific ex-Japan Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Pacific ex-Japan Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country Asia Pacific ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific ex-Japan Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.77%
Morgan Stanley Capital International (“MSCI”) Golden Dragon Index (net of foreign withholding taxes)	-3.32%

Net Assets as of 10/31/2015 (In Thousands)	$35,189

INVESTMENT OBJECTIVE**

The JPMorgan China Region Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI Golden Dragon Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection in China and Taiwan were leading contributors to performance relative to the Benchmark during the twelve month reporting period. The Fund’s security selection in Hong Kong was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ping An Insurance Group Co. of China Ltd., China Merchants Bank Co. Ltd. and China Vanke Co. Shares of both Ping An Insurance Group, a Chinese insurer, and China Merchants Bank, a Chinese commercial bank, rose as Chinese government stimulus reduced their funding costs. Shares of China Vanke, a Chinese property developer, rose on a sharp increase in quarterly profit.

Leading individual detractors from relative performance included the Fund’s overweight positions in MGM China Holdings Ltd. and China Telecom Corp. Ltd. and its lack of a position in China Life Insurance Co. Shares of MGM China Holdings, a Macau casino operator, fell as the Chinese government’s efforts to curb corruption reduced casino traffic among wealthy customers. Shares of China Telecom declined after the company posted a sharp drop in year-to-date profit. Shares of China Life Insurance rose as Chinese government stimulus efforts reduced their funding costs.

HOW WAS THE FUND POSITIONED?

The Fund targets quality and growth in securities and its portfolio managers seek to invest in high-conviction investment ideas that they believe have attractive prospects. The portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future earnings growth. During the period, the portfolio managers sought to invest in opportunities in the environmental, health care and technology sectors, as well as in nascent consumer sectors and Chinese financial companies that they believed could benefit from government stimulus efforts.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	8.6%
2.	China Construction Bank Corp., Class H (China)	6.7
3.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	5.7
4.	AIA Group Ltd. (Hong Kong)	5.2
5.	Ping An Insurance Group Co. of China Ltd., Class H (China)	3.9
6.	China Merchants Bank Co., Ltd., Class H (China)	3.2
7.	China Vanke Co., Ltd., Class H (China)	2.7
8.	Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	2.6
9.	Cheung Kong Property Holdings Ltd. (Hong Kong)	2.6
10.	China Petroleum & Chemical Corp., Class H (China)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	53.5%
Hong Kong	27.7
Taiwan	18.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	5

JPMorgan China Region Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
Without Sales Charge		(2.04)%	2.08%	4.60%
With Sales Charge*		(7.18)	0.99	3.95
CLASS C SHARES	February 28, 2007
Without CDSC		(2.49)	1.57	4.08
With CDSC**		(3.49)	1.57	4.08
SELECT CLASS SHARES	February 28, 2007	(1.77)	2.33	4.86

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan China Region Fund, the MSCI Golden Dragon Index and the Lipper China Region Funds Index from February 28, 2007 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Golden Dragon Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper China Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Golden Dragon

Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. The Lipper China Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.78%
Morgan Stanley Capital International (“MSCI”) Europe Index (net of foreign withholding taxes)	-0.20%

Net Assets as of 10/31/2015 (In Thousands)	$1,069,012

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid European Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the consumer staples sector and its security selection in the telecommunication services sector were leading detractors from relative performance.

Leading individual contributors to relative performance include the Fund’s overweight positions in Nordex SE, Cap Gemini SA and Ryanair Holdings plc. Shares of Nordex, a German wind power turbine maker, rose on strong new orders and sales growth. Shares of Cap Gemini, a French provider of technology services and consulting, rose as the company reaffirmed its earnings forecast for 2015. Shares of Ryanair, an Irish airline, rose on growth in earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in Rio Tinto plc and Azimut Holding S.p.A, and its underweight position in Unilever plc. Shares of Rio Tinto, the British-Australian metals and mining company, fell on investor concerns over weakness in global commodities prices. Shares of Azimut, an Italian financial asset management company, declined on investor concerns that its performance fee structure may be affected by potential regulatory changes in its domestic market. Shares of Unilever, a British-Dutch maker of food, home and health products, rose on strong earnings and sales in the third quarter of 2015.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BT Group plc (United Kingdom)	2.5%
2.	Novo Nordisk A/S, Class B (Denmark)	2.4
3.	Rio Tinto plc (United Kingdom)	2.3
4.	BNP Paribas S.A. (France)	2.2
5.	Land Securities Group plc (United Kingdom)	2.2
6.	TOTAL S.A. (France)	2.1
7.	ING Groep N.V., CVA (Netherlands)	2.0
8.	Reckitt Benckiser Group plc (United Kingdom)	2.0
9.	Imperial Tobacco Group plc (United Kingdom)	1.9
10.	AXA S.A. (France)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	32.9%
France	18.4
Germany	13.5
Denmark	5.8
Switzerland	5.4
Netherlands	5.2
Italy	4.5
Spain	3.4
Ireland	2.1
Finland	1.9
Others (each less than 1.0%)	1.8
Short-Term Investment	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	7

JPMorgan Intrepid European Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
Without Sales Charge		2.78%	8.01%	5.91%
With Sales Charge*		(2.61)	6.86	5.34
CLASS C SHARES	November 1, 1998
Without CDSC		2.27	7.48	5.38
With CDSC**		1.27	7.48	5.38
INSTITUTIONAL CLASS SHARES	September 10, 2001	3.32	8.54	6.41
SELECT CLASS SHARES	September 10, 2001	3.18	8.30	6.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/05 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid European Fund, the MSCI Europe Index and the Lipper European Region Funds Index from October 31, 2005 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper European Region Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Lipper European Region Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	–34.97%
Morgan Stanley Capital International (“MSCI”) Emerging Markets (“EM”) Latin America Index (net of foreign withholding taxes)	–34.83%

Net Assets as of 10/31/2015 (In Thousands)	$64,070

INVESTMENT OBJECTIVE**

The JPMorgan Latin America Fund (the “Fund”) will seek long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EM Latin America Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015. The Fund’s security selection in the consumer discretionary sector and its underweight position in the consumer staples sector detracted from performance relative to the Benchmark, while the Fund’s underweight position and security selection in the energy sector and its security selection in the information technology sector were leading contributors to relative performance.

Leading individual detractors from the Fund’s relative performance included its lack of a position in Wal-Mart de Mexico SA, its overweight position in Cemex Latam Holdings S.A. and its out-of-Benchmark position in Copa Holdings S.A. Shares of Wal-Mart de Mexico, Mexico’s largest retail chain, rose on an increase in quarterly profit and a jump in sales. Shares of Cemex Latam, a cement maker, fell on declining sales and currency depreciation. Shares of Copa Holdings, an airline holding company based in Panama, declined amid an economic recession in Brazil and weakening economic conditions throughout Latin America.

Leading individual contributors to the Fund’s relative performance included its lack of a position in both Petroleo Brasileiro SA (Petrobras) and Vale SA and its overweight position in Gruma S.A.B de C.V. Shares of Petrobras, a Brazilian integrated oil and gas company, fell on weakness in global oil prices and an ongoing corruption scandal. Shares of Vale, a Brazilian metals and mining company, fell on weakness in global prices for iron ore. Shares of Gruma S.A.B, a Mexican agricultural and food products company, rose on healthy earnings as a large portion of its sales are priced in U.S. dollars, which helped insulate the company from a drop in the value of the Mexican peso.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a strategy in which portfolio construction was focused on the opportunities at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. As a result of this process, the Fund’s largest average overweight positions versus the Benchmark were in the financials and industrials sectors and the Fund’s largest average underweight positions were in the energy and telecommunication services sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Itau Unibanco Holding S.A. (Preference Shares), ADR (Brazil)	5.9%
2.	AMBEV S.A., ADR (Brazil)	5.9
3.	Fomento Economico Mexicano S.A.B. de C.V., ADR (Mexico)	4.8
4.	Credicorp Ltd. (Peru)	3.9
5.	Gentera S.A.B. de C.V. (Mexico)	3.4
6.	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Mexico)	3.1
7.	Raia Drogasil S.A. (Brazil)	2.9
8.	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	2.9
9.	Suzano Papel e Celulose S.A. (Brazil)	2.7
10.	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A. (Brazil)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
Brazil	44.8%
Mexico	36.8
Peru	5.3
Chile	4.1
United States	2.5
Panama	1.7
Luxembourg	1.4
Others (each less than 1.0%)	1.2
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	9

JPMorgan Latin America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2007
Without Sales Charge		(34.97)%	(11.77)%	(1.92)%
With Sales Charge*		(38.40)	(12.72)	(2.52)
CLASS C SHARES	February 28, 2007
Without CDSC		(35.30)	(12.22)	(2.41)
With CDSC**		(36.30)	(12.22)	(2.41)
SELECT CLASS SHARES	February 28, 2007	(34.80)	(11.56)	(1.68)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/07 TO 10/31/2015)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Latin America Fund, the MSCI EM Latin America Index and the Lipper Latin American Funds Average from February 28, 2007 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI EM Latin America Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Latin American Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets in Latin America. Investors cannot invest directly in an index. The Lipper Latin American Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.8%
	Australia — 18.4%
3	Amcor Ltd.	27
3	Aristocrat Leisure Ltd.	23
1	Australia & New Zealand Banking Group Ltd.	29
1	BHP Billiton Ltd.	18
1	Caltex Australia Ltd.	19
4	Challenger Ltd.	26
1	CIMIC Group Ltd.	22
2	Commonwealth Bank of Australia	113
1	CSL Ltd.	54
6	Echo Entertainment Group Ltd.	21
8	Incitec Pivot Ltd.	22
1	Macquarie Group Ltd.	62
10	Medibank Private Ltd.	17
1	National Australia Bank Ltd.	14
6	Oil Search Ltd.	31
10	Qantas Airways Ltd. (a)	29
4	QBE Insurance Group Ltd.	36
1	Ramsay Health Care Ltd.	39
18	Spotless Group Holdings Ltd.	27
4	Westpac Banking Corp. (a)	94

		723

	China — 20.7%
12	ANTA Sports Products Ltd.	34
120	Bank of China Ltd., Class H	57
26	Beijing Capital International Airport Co., Ltd., Class H	28
8	CAR, Inc. (a)	14
16	China Communications Construction Co., Ltd., Class H	22
113	China Construction Bank Corp., Class H	82
24	China Lesso Group Holdings Ltd.	19
15	China Railway Construction Corp., Ltd., Class H	22
12	China Vanke Co., Ltd., Class H	29
10	Chongqing Changan Automobile Co., Ltd., Class B	19
31	CNOOC Ltd.	35
26	Huadian Power International Corp., Ltd., Class H	19
110	Industrial & Commercial Bank of China Ltd., Class H	70
16	PICC Property & Casualty Co., Ltd., Class H	36
14	Ping An Insurance Group Co. of China Ltd., Class H	76
184	Semiconductor Manufacturing International Corp. (a)	17
9	Tencent Holdings Ltd.	160
1	Vipshop Holdings Ltd., ADR (a)	21
64	Xinyi Solar Holdings Ltd.	25

SHARES		SECURITY DESCRIPTION	VALUE($)

		China — continued
4		Zhuzhou CSR Times Electric Co., Ltd., Class H	26

			811

		Hong Kong — 19.3%
22		AIA Group Ltd.	127
28		Beijing Enterprises Water Group Ltd. (a)	22
10		BOC Hong Kong Holdings Ltd.	30
5		Cheung Kong Infrastructure Holdings Ltd.	47
7		Cheung Kong Property Holdings Ltd.	49
14		China Gas Holdings Ltd.	22
8		China Mobile Ltd.	96
22		China Overseas Land & Investment Ltd.	71
19		China Resources Land Ltd.	50
13		China Taiping Insurance Holdings Co., Ltd. (a)	40
6		CK Hutchison Holdings Ltd.	75
18		Dah Sing Banking Group Ltd.	34
6		Kerry Properties Ltd.	16
19		New World Development Co., Ltd.	20
25		Pacific Textiles Holdings Ltd.	36
5		Wheelock & Co., Ltd.	23

			758

		India — 2.9%
1		Axis Bank Ltd., Reg. S, GDR	26
1		HDFC Bank Ltd., ADR	41
3		Infosys Ltd., ADR	47

			114

		Indonesia — 1.4%
42		Bank Central Asia Tbk PT	39
13		United Tractors Tbk PT	18

			57

		New Zealand — 1.2%
23		Air New Zealand Ltd.	45

		Philippines — 1.9%
168		Megaworld Corp.	17
8		Metropolitan Bank & Trust Co.	15
6		Security Bank Corp.	19
5		Universal Robina Corp.	23

			74

		Singapore — 0.9%
3		DBS Group Holdings Ltd.	37

		South Korea — 16.7%
—	(h)	Amorepacific Corp.	34
—	(h)	Hyundai Development Co-Engineering & Construction	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	11

JPMorgan Asia Pacific Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		South Korea — continued
1		Hyundai Marine & Fire Insurance Co., Ltd.	25
—	(h)	Hyundai Motor Co.	31
1		Kia Motors Corp.	38
1		Korea Electric Power Corp.	45
3		Korean Reinsurance Co.	37
—	(h)	LG Chem Ltd.	56
—	(h)	Lotte Chemical Corp.	24
—	(h)	Samsung Electronics Co., Ltd.	214
—	(h)	Samsung Life Insurance Co., Ltd.	27
1		Shinhan Financial Group Co., Ltd.	35
—	(h)	SK Innovation Co., Ltd. (a)	34
—	(h)	SK Telecom Co., Ltd.	12
—	(h)	S-Oil Corp.	26

			655

		Taiwan — 8.8%
5		Catcher Technology Co., Ltd.	45
30		E.Sun Financial Holding Co., Ltd.	18
17		Fubon Financial Holding Co., Ltd.	27
22		Hon Hai Precision Industry Co., Ltd.	58
—	(h)	Largan Precision Co., Ltd.	15
13		Pegatron Corp.	32
35		Taiwan Semiconductor Manufacturing Co., Ltd.	148
10		Yuanta Financial Holding Co., Ltd.	4

			347

		Thailand — 2.2%
3		Airports of Thailand PCL	26
5		Kasikornbank PCL	22
12		PTT Global Chemical PCL	19
1		Siam Cement PCL (The)	18

			85

		United Kingdom — 0.4%
—	(h)	Rio Tinto Ltd.	14

		Total Common Stocks (Cost $3,211)	3,720

Structured Instruments — 7.8%
		India — 7.8%
		Low Exercise Cash Settled Call Warrants — 7.8%
5		Bank of Baroda, expiring 08/17/2016 (Strike Price $0.00) (issued through UBS AG) (a)	13
2		Bharat Petroleum Corp. Ltd., expiring 05/27/2016 (Strike Price $0.00) (issued through BNP Paribas) (a)	23
3		Hindustan Petroleum Corp. Ltd., expiring 09/04/2018 (Strike Price $0.00) (issued through BNP Paribas) (a)	33

SHARES		SECURITY DESCRIPTION	VALUE($)

		Low Exercise Cash Settled Call Warrants — continued
2		Housing Development Finance Corp., Ltd., expiring 07/08/2016 (Strike Price $0.00) (issued through BNP Paribas) (a)	44
10		IDFC Ltd., expiring 07/08/16 (Strike Price $0.00) (issued through UBS AG) (a)	19
3		IndusInd Bank Ltd., expiring 06/25/2017 (Strike Price $0.00) (issued through UBS AG) (a)	44
—	(h)	Maruti Suzuki India Ltd., expiring 06/05/2018 (Strike Price $0.00) (issued through UBS AG) (a)	30
—	(h)	Maruti Suzuki India Ltd., expiring 07/03/2017 (Strike Price $0.00) (issued through UBS AG) (a)	11
1		Sun Pharmaceutical Industries Ltd., expiring 06/05/2018 (Strike Price $0.00) (issued through UBS AG) (a)	16
—	(h)	Sun Pharmaceutical Industries Ltd., expiring 06/05/18 (Strike Price $0.00) (issued through UBS AG) (a)	11
1		Tata Consultancy Services Ltd., expiring 08/31/2018 (Strike Price $0.00) (issued through BNP Paribas) (a)	48
2		UPL Ltd., expiring 03/11/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	13

		Total Structured Instruments (Cost $308)	305

		Total Investments — 102.6% (Cost $3,519)	4,025
		Liabilities in Excess of Other Assets — (2.6)%	(103)

		NET ASSETS — 100.0%	$3,922

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	23.2%
Insurance	10.5
Technology Hardware, Storage & Peripherals	7.2
Real Estate Management & Development	6.8
Capital Markets	4.8
Semiconductors & Semiconductor Equipment	4.7
Internet Software & Services	4.0
Oil, Gas & Consumable Fuels	3.6
Chemicals	3.0
Wireless Telecommunication Services	2.7
Electric Utilities	2.3
Automobiles	2.2

INDUSTRY	PERCENTAGE
Construction & Engineering	2.1%
Industrial Conglomerates	1.9
Airlines	1.8
Electronic Equipment, Instruments & Components	1.8
Diversified Financial Services	1.8
Textiles, Apparel & Luxury Goods	1.7
Biotechnology	1.3
Transportation Infrastructure	1.3
IT Services	1.2
Hotels, Restaurants & Leisure	1.1
Health Care Providers & Services	1.0
Others (each less than 1.0%)	8.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	13

JPMorgan China Region Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	China — 49.2%
118	AAC Technologies Holdings, Inc.	745
287	CAR, Inc. (a)	502
888	China CITIC Bank Corp., Ltd., Class H (a)	574
282	China Communications Construction Co., Ltd., Class H	389
172	China Conch Venture Holdings Ltd.	392
3,288	China Construction Bank Corp., Class H	2,383
299	China Harmony New Energy Auto Holding Ltd.	199
357	China Longyuan Power Group Corp., Ltd., Class H	326
321	China Machinery Engineering Corp., Class H	279
441	China Merchants Bank Co., Ltd., Class H	1,151
1,160	China Petroleum & Chemical Corp., Class H	836
135	China Shenhua Energy Co., Ltd., Class H	227
1,592	China Telecom Corp., Ltd., Class H	830
417	China Vanke Co., Ltd., Class H	972
175	Chongqing Changan Automobile Co., Ltd., Class B	322
168	CNOOC Ltd.	190
482	CSPC Pharmaceutical Group Ltd.	449
103	Fuyao Glass Industry Group Co., Ltd., Class H (a) (e)	221
17	iKang Healthcare Group, Inc., ADR (a)	255
264	MGM China Holdings Ltd.	385
294	Phoenix Healthcare Group Co., Ltd.	444
218	PICC Property & Casualty Co., Ltd., Class H	495
250	Ping An Insurance Group Co. of China Ltd., Class H	1,403
162	Tencent Holdings Ltd.	3,056
14	Vipshop Holdings Ltd., ADR (a)	287

		17,312

	Hong Kong — 28.0%
318	AIA Group Ltd.	1,863
408	Beijing Enterprises Water Group Ltd. (a)	323
134	BOC Hong Kong Holdings Ltd.	429
132	Cheung Kong Property Holdings Ltd.	925
340	China Everbright International Ltd.	548
67	China Mobile Ltd.	803
206	China Resources Gas Group Ltd.	565
169	China Taiping Insurance Holdings Co., Ltd. (a)	529
38	CK Hutchison Holdings Ltd.	515
36	Hong Kong Exchanges and Clearing Ltd.	937
68	Hongkong Land Holdings Ltd.	508
43	IMAX China Holding, Inc. (a) (e)	236
223	Nexteer Automotive Group Ltd.	237
48	Orient Overseas International Ltd.	229
258	Regina Miracle International Holdings Ltd. (a) (e)	235

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
576	Sino Biopharmaceutical Ltd.	716
57	Wheelock & Co., Ltd.	265

		9,863

	Taiwan — 19.0%
638	Advanced Semiconductor Engineering, Inc.	737
74	Catcher Technology Co., Ltd.	726
164	Chipbond Technology Corp.	234
99	Delta Electronics, Inc.	503
917	E.Sun Financial Holding Co., Ltd.	551
406	Fubon Financial Holding Co., Ltd.	656
7	Largan Precision Co., Ltd.	544
60	President Chain Store Corp.	398
10	Silicon Motion Technology Corp., ADR	329
92	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,011

		6,689

	Total Common Stocks (Cost $25,602)	33,864

Structured Instruments — 4.9%
	China — 4.9%
	Low Exercise Cash Settled Call Warrants — 4.9%
73	China South Publishing & Media Group Co., Ltd., expiring 06/03/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	250
90	Hangzhou Hikvision Digital Technology Co., Ltd., expiring 09/07/18 (Strike Price $0.00) (issued through UBS AG) (a)	491
24	Jiangsu Hengrui Medicine Co., Ltd., expiring 07/01/16 (Strike Price $0.00) (issued through UBS AG) (a)	197
54	Spring Airlines Co., Ltd., expiring 06/16/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	530
61	Zhejiang Huace Film & TV Co., Ltd., expiring 06/03/16 (Strike Price $0.00) (issued through BNP Paribas) (a)	240

	Total Structured Instruments (Cost $1,609)	1,708

	Total Investments — 101.1% (Cost $27,211)	35,572
	Liabilities in Excess of Other Assets — (1.1)%	(383)

	NET ASSETS — 100.0%	$35,189

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.2%
Insurance	12.1
Semiconductors & Semiconductor Equipment	9.3
Internet Software & Services	8.6
Real Estate Management & Development	7.5
Electronic Equipment, Instruments & Components	5.0
Diversified Financial Services	4.5
Oil, Gas & Consumable Fuels	3.5
Pharmaceuticals	3.3
Diversified Telecommunication Services	2.3
Wireless Telecommunication Services	2.3
Technology Hardware, Storage & Peripherals	2.0

INDUSTRY	PERCENTAGE
Health Care Providers & Services	2.0%
Capital Markets	1.9
Construction & Engineering	1.9
Gas Utilities	1.6
Commercial Services & Supplies	1.5
Industrial Conglomerates	1.4
Road & Rail	1.4
Auto Components	1.3
Food & Staples Retailing	1.1
Machinery	1.1
Hotels, Restaurants & Leisure	1.1
Others (each less than 1.0%)	6.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	15

JPMorgan Intrepid European Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.7%
	Australia — 0.9%
591	BHP Billiton plc	9,442

	Belgium — 0.5%
146	Proximus SADP	5,049

	Denmark — 5.8%
293	ISS A/S	10,296
493	Novo Nordisk A/S, Class B	26,154
101	Pandora A/S	11,685
245	Vestas Wind Systems A/S	14,310

		62,445

	Finland — 1.9%
1,590	Nokia OYJ	11,825
444	UPM-Kymmene OYJ	8,307

		20,132

	France — 18.6%
160	Airbus Group SE	11,122
775	AXA S.A.	20,684
394	BNP Paribas S.A.	23,866
5	Dassault Aviation S.A.	6,273
808	Orange S.A.	14,245
509	Peugeot S.A. (a)	8,939
103	Renault S.A.	9,726
128	Safran S.A.	9,725
205	Sanofi	20,638
211	Societe Generale S.A.	9,784
194	Thales S.A.	13,989
476	TOTAL S.A.	23,011
479	Veolia Environnement S.A.	11,121
231	Vinci S.A.	15,539

		198,662

	Germany — 13.6%
61	Allianz SE	10,595
99	BASF SE	8,117
65	Continental AG	15,579
502	E.ON SE	5,296
151	Fresenius SE & Co. KGaA	11,113
63	Hannover Rueck SE	7,312
101	HeidelbergCement AG	7,513
67	Muenchener Rueckversicherungs-Gesellschaft AG	13,414
528	Nordex SE (a)	17,261
253	OSRAM Licht AG	14,856
373	RWE AG	5,189
310	Scout24 AG (a) (e)	10,408
99	Siemens AG	9,932

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — continued
487	Suedzucker AG	9,093

		145,678

	Ireland — 2.1%
34,180	Bank of Ireland (a)	12,709
130	Ryanair Holdings plc, ADR	10,143

		22,852

	Italy — 4.6%
562	Atlantia S.p.A.	15,577
460	Azimut Holding S.p.A.	11,056
3,047	Enel S.p.A.	14,051
2,403	Intesa Sanpaolo S.p.A.	8,362

		49,046

	Luxembourg — 0.5%
161	APERAM S.A. (a)	4,966

	Netherlands — 5.2%
1,500	ING Groep N.V., CVA	21,826
649	Koninklijke Ahold N.V.	13,208
1,313	PostNL N.V. (a)	5,408
78	Randstad Holding N.V.	4,667
406	Royal Dutch Shell plc, Class A	10,642

		55,751

	Spain — 3.4%
897	Banco Santander S.A.	5,010
745	Endesa S.A.	16,561
626	Gamesa Corp. Tecnologica S.A.	9,886
107	Tecnicas Reunidas S.A.	4,771

		36,228

	Switzerland — 5.5%
200	Adecco S.A. (a)	14,877
666	Logitech International S.A.	9,785
77	Lonza Group AG (a)	11,250
26	Swiss Life Holding AG (a)	6,214
819	UBS Group AG	16,349

		58,475

	United Kingdom — 33.1%
1,981	Auto Trader Group plc (a) (e)	11,845
1,570	Aviva plc	11,736
1,308	Barratt Developments plc	12,325
191	Berkeley Group Holdings plc	9,742
2,280	BP plc	13,552
149	British American Tobacco plc	8,854
1,495	British Land Co. plc (The)	20,023

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
3,813	BT Group plc	27,231
287	easyJet plc	7,738
389	Imperial Tobacco Group plc	20,940
1,728	International Consolidated Airlines Group S.A. (a)	15,454
3,935	ITV plc	15,275
1,147	Land Securities Group plc	23,623
2,695	Legal & General Group plc	10,852
12,054	Lloyds Banking Group plc	13,682
97	Next plc	11,894
303	Persimmon plc (a)	9,295
655	Prudential plc	15,291
215	Reckitt Benckiser Group plc	21,022
701	RELX plc	12,543
676	Rio Tinto plc	24,641
119	SABMiller plc	7,295
4,084	Taylor Wimpey plc	12,440

SHARES	SECURITY DESCRIPTION	VALUE($)

	United Kingdom — continued
370	Unilever N.V., CVA	16,749

		354,042

	Total Common Stocks (Cost $999,985)	1,022,768

Short-Term Investment — 5.1%
	Investment Company — 5.1%
54,982	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $54,982)	54,982

	Total Investments — 100.8% (Cost $1,054,967)	1,077,750
	Liabilities in Excess of Other Assets — (0.8)% (c)	(8,738)

	NET ASSETS — 100.0%	$1,069,012

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Insurance	8.9%
Banks	8.8
Electrical Equipment	5.2
Oil, Gas & Consumable Fuels	4.4
Pharmaceuticals	4.3
Diversified Telecommunication Services	4.3
Household Durables	4.1
Real Estate Investment Trusts (REITs)	4.0
Aerospace & Defense	3.8
Metals & Mining	3.6
Airlines	3.1
Electric Utilities	2.8
Tobacco	2.8
Media	2.6
Capital Markets	2.5
Internet Software & Services	2.1
Multi-Utilities	2.0

INDUSTRY	PERCENTAGE
Household Products	2.0%
Professional Services	1.8
Automobiles	1.7
Personal Products	1.6
Auto Components	1.5
Transportation Infrastructure	1.5
Construction & Engineering	1.4
Food & Staples Retailing	1.2
Multiline Retail	1.1
Communications Equipment	1.1
Textiles, Apparel & Luxury Goods	1.1
Life Sciences Tools & Services	1.0
Health Care Providers & Services	1.0
Commercial Services & Supplies	1.0
Others (each less than 1.0%)	6.6
Short-Term Investment	5.1

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
471	Euro STOXX 50 Index	12/18/15	EUR	$17,625	$384
90	FTSE 100 Index	12/18/15	GBP	8,769	(58)

					$326

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	17

JPMorgan Latin America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 91.2%
	Bermuda — 0.5%
34	Wilson Sons Ltd., BDR	295

	Brazil — 39.1%
756	AMBEV S.A., ADR	3,682
82	Arezzo Industria e Comercio S.A.	446
108	Banco Bradesco S.A., ADR	587
187	BB Seguridade Participacoes S.A.	1,288
409	BM&FBovespa S.A.—Bolsa de Valores Mercadorias e Futuros	1,210
110	CCR S.A.	344
179	Embraer S.A.	1,310
151	Estacio Participacoes S.A.	606
99	Ez Tec Empreendimentos e Participacoes S.A.	325
121	Iochpe Maxion S.A.	500
538	Itau Unibanco Holding S.A. (Preference Shares), ADR	3,686
50	Linx S.A.	606
319	Lojas Renner S.A.	1,530
1	LPS Brasil Consultoria de Imoveis S.A.	1
38	Multiplus S.A.	334
261	Odontoprev S.A.	668
119	Qualicorp S.A.	502
179	Raia Drogasil S.A.	1,854
37	TOTVS S.A.	326
69	Tractebel Energia S.A.	602
133	Transmissora Alianca de Energia Eletrica S.A.	684
62	Ultrapar Participacoes S.A.	1,080
145	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1,651
326	WEG S.A.	1,218

		25,040

	Chile — 4.1%
25,174	Banco Santander Chile	1,195
211	S.A.C.I. Falabella	1,414

		2,609

	Luxembourg — 1.3%
25	Globant S.A. (a)	865

	Mexico — 36.2%
471	Alfa S.A.B. de C.V., Class A	981
81	America Movil S.A.B. de C.V., Class L, ADR	1,435
699	Bolsa Mexicana de Valores S.A.B. de C.V.	1,166
173	Cemex S.A.B. de C.V., ADR (a)	1,091
481	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	471
585	Corp. Inmobiliaria Vesta S.A.B. de C.V.	960
49	El Puerto de Liverpool S.A.B de C.V., Class C1	682
313	Fibra Uno Administracion S.A. de C.V.	688
31	Fomento Economico Mexicano S.A.B. de C.V., ADR	3,031

SHARES	SECURITY DESCRIPTION	VALUE($)

	Mexico — continued
1,151	Gentera S.A.B. de C.V.	2,120
103	Gruma S.A.B. de C.V., Class B	1,593
195	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (a)	1,004
128	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	1,152
13	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	1,968
133	Grupo Financiero Banorte S.A.B. de C.V., Class O	716
283	Grupo Financiero Santander Mexico S.A.B. de C.V., Class B	520
294	Infraestructura Energetica Nova S.A.B. de C.V.	1,418
144	Promotora y Operadora de Infraestructura S.A.B. de C.V. (a)	1,804
311	Qualitas Controladora S.A.B. de C.V. (a)	387

		23,187

	Panama — 1.7%
21	Copa Holdings S.A., Class A	1,079

	Peru — 5.2%
22	Credicorp Ltd.	2,470
44	Grana y Montero S.A., ADR	179
28	Intercorp Financial Services, Inc., Series INC	710

		3,359

	Spain — 0.7%
125	Cemex Latam Holdings S.A. (a)	435

	United States — 2.4%
40	First Cash Financial Services, Inc. (a)	1,541

	Total Common Stocks (Cost $69,312)	58,410

Preferred Stocks — 5.0%
	Brazil — 5.0%
703	Itausa—Investimentos Itau S.A.	1,312
315	Marcopolo S.A.	159
400	Suzano Papel e Celulose S.A.	1,717

	Total Preferred Stocks (Cost $5,428)	3,188

Short-Term Investment — 2.1%
	Investment Company — 2.1%
1,354	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $1,354)	1,354

	Total Investments — 98.3% (Cost $76,094)	62,952
	Other Assets in Excess of Liabilities — 1.7%	1,118

	NET ASSETS — 100.0%	$64,070

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.8%
Beverages	10.7
Transportation Infrastructure	7.6
Consumer Finance	5.8
Multiline Retail	5.8
Diversified Financial Services	3.8
Construction & Engineering	3.1
Machinery	3.0
Food & Staples Retailing	2.9
Software	2.9
Paper & Forest Products	2.7
Insurance	2.7
Commercial Services & Supplies	2.6
Food Products	2.5
Construction Materials	2.4

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	2.2%
Gas Utilities	2.2
Aerospace & Defense	2.0
Health Care Providers & Services	1.9
Real Estate Investment Trusts (REITs)	1.8
Oil, Gas & Consumable Fuels	1.7
Airlines	1.7
Industrial Conglomerates	1.6
Real Estate Management & Development	1.5
Electric Utilities	1.1
Diversified Consumer Services	1.0
Independent Power & Renewable Electricity Producers	1.0
Others (each less than 1.0%)	1.8
Short-Term Investment	2.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	19

J.P. Morgan Country/Region Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

ADR	— American Depositary Receipt
BDR	— Brazilian Depositary Receipt
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)	— Amount rounds to less than 1,000 (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are as follows (amounts in thousands):

Fund	Value	Percentage
Asia Pacific Fund	$3,611	89.7%
China Region Fund	30,982	87.1
Intrepid European Fund	1,012,625	94.0

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

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OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands, except per share amounts)

	Asia Pacific Fund		China Region Fund		Intrepid European Fund		Latin America Fund
ASSETS:
Investments in non-affiliates, at value	$4,025		$35,572		$1,022,768		$61,598
Investments in affiliates, at value	—		—		54,982		1,354

Total investment securities, at value	4,025		35,572		1,077,750		62,952
Cash	79		262		98		333
Foreign currency, at value	51		209		2,268		—
Deposits at broker for futures contracts	—		—		2,966		—
Receivables:
Investment securities sold	15		89		7,789		1,088
Fund shares sold	—	(a)	17		1,919		218
Dividends from non-affiliates	2		—		1,264		68
Dividends from affiliates	—		—		2		—	(a)
Tax reclaims	—		—		1,766		—
Due from Adviser	43		—		—		—

Total Assets	4,215		36,149		1,095,822		64,659

LIABILITIES:
Payables:
Investment securities purchased	—		80		24,990		401
Fund shares redeemed	200		652		386		26
Variation margin on futures contracts	—		—		230		—
Accrued liabilities:
Investment advisory fees	—		10		572		37
Administration fees	—		1		73		—
Distribution fees	1		3		93		4
Shareholder servicing fees	—		8		198		11
Custodian and accounting fees	35		108		67		36
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—	(a)	—	(a)
Audit fees	52		57		55		53
Other	5		41		146		21

Total Liabilities	293		960		26,810		589

Net Assets	$3,922		$35,189		$1,069,012		$64,070

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

	Asia Pacific Fund	China Region Fund	Intrepid European Fund	Latin America Fund
NET ASSETS:
Paid-in-Capital	$3,585	$26,214	$1,276,486	$118,793
Accumulated undistributed (distributions in excess of) net investment income	60	1,845	14,778	755
Accumulated net realized gains (losses)	(229)	(1,231)	(245,176)	(42,327)
Net unrealized appreciation (depreciation)	506	8,361	22,924	(13,151)

Total Net Assets	$3,922	$35,189	$1,069,012	$64,070

Net Assets:
Class A	$1,099	$5,651	$219,548	$12,044
Class C	243	2,610	75,145	2,108
Institutional Class	—	—	194,930	—
Select Class	2,580	26,928	579,389	49,918

Total	$3,922	$35,189	$1,069,012	$64,070

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	65	318	8,994	1,065
Class C	14	152	3,452	190
Institutional Class	—	—	7,756	—
Select Class	152	1,507	23,338	4,379

Net Asset Value (a):
Class A — Redemption price per share	$16.90	$17.73	$24.41	$11.31
Class C — Offering price per share (b)	16.83	17.20	21.77	11.06
Institutional Class — Offering and redemption price per share	—	—	25.13	—
Select Class — Offering and redemption price per share	16.97	17.87	24.83	11.40
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.84	$18.71	$25.76	$11.94

Cost of investments in non-affiliates	$3,519	$27,211	$999,985	$74,740
Cost of investments in affiliates	—	—	54,982	1,354
Cost of foreign currency	51	210	2,268	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	23

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015

(Amounts in thousands)

	Asia Pacific Fund	China Region Fund	Intrepid European Fund	Latin America Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$187	$6,851	$32,047	$2,192
Dividend income from affiliates	—	—	16	— (a)
Foreign taxes withheld	(12)	(521)	(2,413)	(30)

Total investment income	175	6,330	29,650	2,162

EXPENSES:
Investment advisory fees	59	3,384	6,577	825
Administration fees	5	229	830	68
Distribution fees:
Class A	3	17	493	45
Class B (b)	—	—	12	—
Class C	2	18	488	20
Shareholder servicing fees:
Class A	3	17	493	45
Class B (b)	—	—	4	—
Class C	1	6	163	7
Institutional Class	—	—	273	—
Select Class	12	675	1,188	154
Custodian and accounting fees	114	179	207	79
Interest expense to affiliates	2	5	6	— (a)
Professional fees	75	94	111	83
Trustees’ and Chief Compliance Officer’s fees	— (a)	3	10	1
Printing and mailing costs	8	27	81	6
Registration and filing fees	44	66	204	69
Transfer agent fees	4	15	59	10
Sub-transfer agent fees (See Note 2.I.)	1	9	430	42
Other	5	10	14	6

Total expenses	338	4,754	11,643	1,460

Less fees waived	(80)	(372)	(56)	(233)
Less expense reimbursements	(166)	—	—	(2)

Net expenses	92	4,382	11,587	1,225

Net investment income (loss)	83	1,948	18,063	937

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(206)	58,058	(5,583)	(13,573)
Futures	—	—	(523)	—
Foreign currency transactions	(20)	(154)	(1)	(40)

Net realized gain (loss)	(226)	57,904	(6,107)	(13,613)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(383)	(56,141)	14,096	(23,507)
Futures	—	—	226	—
Foreign currency translations	— (a)	1	(109)	(11)

Change in net unrealized appreciation/depreciation	(383)	(56,140)	14,213	(23,518)

Net realized/unrealized gains (losses)	(609)	1,764	8,106	(37,131)

Change in net assets resulting from operations	$(526)	$3,712	$26,169	$(36,194)

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Asia Pacific Fund		China Region Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$83	$115	$1,948	$1,936
Net realized gain (loss)	(226)	266	57,904	27,804
Change in net unrealized appreciation/depreciation	(383)	(65)	(56,140)	(4,874)

Change in net assets resulting from operations	(526)	316	3,712	24,866

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12)	(9)	(17)	(19)
From net realized gains	(17)	—	(1,561)	—
Class C
From net investment income	(3)	(2)	(1)	—
From net realized gains	(6)	—	(524)	—
Select Class
From net investment income	(90)	(60)	(2,062)	(3,313)
From net realized gains	(101)	—	(56,611)	—

Total distributions to shareholders	(229)	(71)	(60,776)	(3,332)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,201)	882	(245,912)	(331,509)

NET ASSETS:
Change in net assets	(2,956)	1,127	(302,976)	(309,975)
Beginning of period	6,878	5,751	338,165	648,140

End of period	$3,922	$6,878	$35,189	$338,165

Accumulated undistributed (distributions in excess of) net investment income	$60	$96	$1,845	$1,899

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Latin America Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$18,063	$35,364	$937	$870
Net realized gain (loss)	(6,107)	(40,262)	(13,613)	(9,232)
Change in net unrealized appreciation/depreciation	14,213	(54,442)	(23,518)	920

Change in net assets resulting from operations	26,169	(59,340)	(36,194)	(7,442)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,957)	(74)	(46)	(167)
Class B (a)
From net investment income	(83)	(1)	—	—
Class C
From net investment income	(1,910)	(8)	(3)	(7)
Institutional Class
From net investment income	(15,040)	(2,045)	—	—
Select Class
From net investment income	(13,713)	(415)	(366)	(843)

Total distributions to shareholders	(36,703)	(2,543)	(415)	(1,017)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	36,262	401,277	(9,057)	(20,119)

NET ASSETS:
Change in net assets	25,728	339,394	(45,666)	(28,578)
Beginning of period	1,043,284	703,890	109,736	138,314

End of period	$1,069,012	$1,043,284	$64,070	$109,736

Accumulated undistributed (distributions in excess of) net investment income	$14,778	$33,419	$755	$273

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

	Asia Pacific Fund		China Region Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,899	$539	$9,418	$3,873
Distributions reinvested	29	9	1,558	19
Cost of shares redeemed	(1,502)	(390)	(7,025)	(5,897)

Change in net assets resulting from Class A capital transactions	$426	$158	$3,951	$(2,005)

Class C
Proceeds from shares issued	$121	$64	$2,203	$883
Distributions reinvested	9	2	403	—
Cost of shares redeemed	(143)	(95)	(1,062)	(655)

Change in net assets resulting from Class C capital transactions	$(13)	$(29)	$1,544	$228

Select Class
Proceeds from shares issued	$2,277	$1,477	$51,374	$88,795
Distributions reinvested	137	48	1,507	40
Cost of shares redeemed	(5,028)	(772)	(304,288)	(418,567)

Change in net assets resulting from Select Class capital transactions	$(2,614)	$753	$(251,407)	$(329,732)

Total change in net assets resulting from capital transactions	$(2,201)	$882	$(245,912)	$(331,509)

SHARE TRANSACTIONS:
Class A
Issued	97	29	394	174
Reinvested	2	— (a)	84	1
Redeemed	(85)	(21)	(352)	(278)

Change in Class A Shares	14	8	126	(103)

Class C
Issued	7	4	96	42
Reinvested	— (a)	— (a)	23
Redeemed	(8)	(6)	(53)	(33)

Change in Class C Shares	(1)	(2)	66	9

Select Class
Issued	120	80	2,264	4,264
Reinvested	8	3	80	2
Redeemed	(268)	(40)	(15,818)	(20,152)

Change in Select Class Shares	(140)	43	(13,474)	(15,886)

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid European Fund		Latin America Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$101,001	$229,589	$4,301	$21,282
Distributions reinvested	5,618	72	46	162
Cost of shares redeemed	(79,205)	(124,537)	(10,703)	(17,503)
Conversion from Class B Shares	1,748	132	—	—

Change in net assets resulting from Class A capital transactions	$29,162	$105,256	$(6,358)	$3,941

Class B (a)
Proceeds from shares issued	$21	$157	$—	$—
Distributions reinvested	78	1	—	—
Cost of shares redeemed	(1,646)	(2,147)	—	—
Conversion to Class A Shares	(1,748)	(132)	—	—

Change in net assets resulting from Class B capital transactions	$(3,295)	$(2,121)	$—	$—

Class C
Proceeds from shares issued	$35,114	$60,330	$697	$1,182
Distributions reinvested	1,620	6	3	6
Cost of shares redeemed	(22,267)	(16,131)	(1,189)	(1,430)

Change in net assets resulting from Class C capital transactions	$14,467	$44,205	$(489)	$(242)

Institutional Class
Proceeds from shares issued	$211,567	$532,908	$—	$—
Distributions reinvested	1,521	53	—	—
Cost of shares redeemed	(389,848)	(384,212)	—	—

Change in net assets resulting from Institutional Class capital transactions	$(176,760)	$148,749	$—	$—

Select Class
Proceeds from shares issued	$311,755	$512,017	$8,351	$19,549
Distributions reinvested	8,848	92	351	646
Cost of shares redeemed	(147,915)	(406,921)	(10,912)	(44,013)

Change in net assets resulting from Select Class capital transactions	$172,688	$105,188	$(2,210)	$(23,818)

Total change in net assets resulting from capital transactions	$36,262	$401,277	$(9,057)	$(20,119)

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

	Intrepid European Fund		Latin America Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	4,087	8,729	296	1,192
Reinvested	237	3	3	10
Redeemed	(3,257)	(4,840)	(760)	(1,013)
Conversion from Class B Shares	69	5	—	—

Change in Class A Shares	1,136	3,897	(461)	189

Class B (a)
Issued	— (b)	7	—	—
Reinvested	4	— (b)	—	—
Redeemed	(74)	(91)	—	—
Conversion to Class A Shares	(77)	(5)	—	—

Change in Class B Shares	(147)	(89)	—	—

Class C
Issued	1,587	2,553	53	67
Reinvested	76	— (b)	— (b)	— (b)
Redeemed	(1,022)	(713)	(84)	(83)

Change in Class C Shares	641	1,840	(31)	(16)

Institutional Class
Issued	8,326	20,431	—	—
Reinvested	62	2	—	—
Redeemed	(15,520)	(15,356)	—	—

Change in Institutional Class Shares	(7,132)	5,077	—	—

Select Class
Issued	12,569	19,344	576	1,104
Reinvested	367	4	23	37
Redeemed	(6,018)	(15,993)	(734)	(2,495)

Change in Select Class Shares	6,918	3,355	(135)	(1,354)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Asia Pacific Fund
Class A
Year Ended October 31, 2015	$19.14	$0.29	(f)(g)	$(1.92)	$(1.63)	$(0.26)	$(0.35)	$(0.61)
Year Ended October 31, 2014	18.54	0.28	(f)	0.52	0.80	(0.20)	—	(0.20)
Year Ended October 31, 2013	16.22	0.24		2.30	2.54	(0.22)	—	(0.22)
November 30, 2011 (j) through October 31, 2012	15.00	0.13		1.09	1.22	—	—	—

Class C
Year Ended October 31, 2015	19.07	0.11	(f)(g)	(1.82)	(1.71)	(0.18)	(0.35)	(0.53)
Year Ended October 31, 2014	18.47	0.19	(f)	0.51	0.70	(0.10)	—	(0.10)
Year Ended October 31, 2013	16.15	0.16		2.28	2.44	(0.12)	—	(0.12)
November 30, 2011 (j) through October 31, 2012	15.00	0.05		1.10	1.15	—	—	—

Select Class
Year Ended October 31, 2015	19.22	0.23	(f)(g)	(1.83)	(1.60)	(0.30)	(0.35)	(0.65)
Year Ended October 31, 2014	18.61	0.36	(f)	0.49	0.85	(0.24)	—	(0.24)
Year Ended October 31, 2013	16.26	0.25		2.34	2.59	(0.24)	—	(0.24)
November 30, 2011 (j) through October 31, 2012	15.00	0.16		1.10	1.26	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Includes interest expense of 0.02%.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods ended October 31, 2013 and October 31, 2012.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$16.90	(8.69)%	$1,099	1.57	%(h)	1.57	%(g)	5.78%		113%
19.14	4.37	968	1.55		1.50		4.50		73
18.54	15.79	792	1.55	(i)	1.44	(i)	6.50	(i)	89
16.22	8.13	233	1.62	(i)	1.81	(i)	13.29	(i)	215

16.83	(9.12)	243	2.07	%(h)	0.61	(g)	6.06		113
19.07	3.83	288	2.05		1.02		5.09		73
18.47	15.20	315	2.05	(i)	0.71	(i)	7.07	(i)	89
16.15	7.67	55	2.21	(i)	0.38	(i)	11.03	(i)	215

16.97	(8.48)	2,580	1.32	%(h)	1.23	(g)	4.95		113
19.22	4.64	5,622	1.30		1.91		4.28		73
18.61	16.06	4,644	1.30	(i)	1.55	(i)	6.59	(i)	89
16.26	8.40	3,177	1.46	(i)	1.13	(i)	10.30	(i)	215

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
China Region Fund
Class A
Year Ended October 31, 2015	$22.02	$0.25	(d)(e)	$(0.57	)(f)	$(0.32)	$(0.08)	$(3.89)	$(3.97)	$—
Year Ended October 31, 2014	20.62	0.09	(d)(g)	1.37		1.46	(0.06)	—	(0.06)	—
Year Ended October 31, 2013	17.73	0.08	(d)	2.81		2.89	—	—	—	—
Year Ended October 31, 2012	16.64	0.10	(d)	1.13		1.23	(0.14)	—	(0.14)	—
Year Ended October 31, 2011	19.73	0.12	(d)	(3.18)		(3.06)	(0.03)	—	(0.03)	—	(h)

Class C
Year Ended October 31, 2015	21.50	0.08	(d)(e)	(0.48	)(f)	(0.40)	(0.01)	(3.89)	(3.90)	—
Year Ended October 31, 2014	20.18	0.03	(d)(g)	1.29		1.32	—	—	—	—
Year Ended October 31, 2013	17.43	0.01	(d)	2.74		2.75	—	—	—	—
Year Ended October 31, 2012	16.31	—	(d)(h)	1.13		1.13	(0.01)	—	(0.01)	—
Year Ended October 31, 2011	19.41	0.01	(d)	(3.11)		(3.10)	—	—	—	—	(h)

Select Class
Year Ended October 31, 2015	22.17	0.16	(d)(e)	(0.43	)(f)	(0.27)	(0.14)	(3.89)	(4.03)	—
Year Ended October 31, 2014	20.75	0.09	(d)(g)	1.44		1.53	(0.11)	—	(0.11)	—
Year Ended October 31, 2013	17.84	0.22	(d)	2.74		2.96	(0.05)	—	(0.05)	—
Year Ended October 31, 2012	16.75	0.12	(d)	1.15		1.27	(0.18)	—	(0.18)	—
Year Ended October 31, 2011	19.87	0.15	(d)	(3.19)		(3.04)	(0.08)	—	(0.08)	—	(h)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.02) and $0.04 for Class A, Class C and Select Class, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.08)% and 0.21% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$17.73	(2.04)%	$5,651	1.75%	1.15	%(e)	2.10%	176%
22.02	7.12	4,237	1.85	0.42	(g)	2.02	72
20.62	16.30	6,079	1.85	0.44		2.29	72
17.73	7.51	3,138	1.98	0.61		5.40	85
16.64	(15.52)	3,590	2.00	0.59		3.55	83

17.20	(2.49)	2,610	2.24	0.37	(e)	2.62	176
21.50	6.54	1,857	2.35	0.15	(g)	2.52	72
20.18	15.78	1,550	2.35	0.03		2.82	72
17.43	6.97	1,441	2.48	(0.01)		5.89	85
16.31	(15.97)	1,875	2.50	0.06		4.05	83

17.87	(1.81)	26,928	1.56	0.69	(e)	1.69	176
22.17	7.39	332,071	1.60	0.43	(g)	1.76	72
20.75	16.62	640,511	1.60	1.13		1.82	72
17.84	7.78	4,483	1.73	0.70		5.15	85
16.75	(15.35)	4,369	1.75	0.76		3.32	83

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Intrepid European Fund
Class A
Year Ended October 31, 2015	$24.54	$0.36	(d)	$0.32	$0.68	$(0.81)	$—
Year Ended October 31, 2014	24.79	0.66	(d)	(0.90)	(0.24)	(0.01)	—
Year Ended October 31, 2013	17.89	0.27	(d)	6.87	7.14	(0.24)	—
Year Ended October 31, 2012	16.98	0.26	(d)(e)	1.19	1.45	(0.54)	—
Year Ended October 31, 2011	18.28	0.27	(d)	(1.28)	(1.01)	(0.29)	—	(f)

Class C
Year Ended October 31, 2015	21.99	0.21	(d)	0.29	0.50	(0.72)	—
Year Ended October 31, 2014	22.32	0.47	(d)	(0.79)	(0.32)	(0.01)	—
Year Ended October 31, 2013	16.11	0.18	(d)	6.16	6.34	(0.13)	—
Year Ended October 31, 2012	15.33	0.22	(d)(e)	1.01	1.23	(0.45)	—
Year Ended October 31, 2011	16.53	0.16	(d)	(1.16)	(1.00)	(0.20)	—	(f)

Institutional Class
Year Ended October 31, 2015	25.23	0.54	(d)	0.28	0.82	(0.92)	—
Year Ended October 31, 2014	25.46	0.79	(d)	(0.93)	(0.14)	(0.09)	—
Year Ended October 31, 2013	18.35	0.22	(d)	7.20	7.42	(0.31)	—
Year Ended October 31, 2012	17.42	0.40	(d)(e)	1.17	1.57	(0.64)	—
Year Ended October 31, 2011	18.75	0.37	(d)	(1.32)	(0.95)	(0.38)	—	(f)

Select Class
Year Ended October 31, 2015	24.95	0.45	(d)	0.32	0.77	(0.89)	—
Year Ended October 31, 2014	25.18	0.71	(d)	(0.88)	(0.17)	(0.06)	—
Year Ended October 31, 2013	18.15	0.22	(d)	7.07	7.29	(0.26)	—
Year Ended October 31, 2012	17.24	0.38	(d)(e)	1.12	1.50	(0.59)	—
Year Ended October 31, 2011	18.54	0.32	(d)	(1.30)	(0.98)	(0.32)	—	(f)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.24, $0.21, $0.39 and $0.37 for Class A, Class C, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.44%, 1.39%, 2.28% and 2.20% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$24.41	2.86%	$219,548	1.41%	1.48%		1.41%	167%
24.54	(0.95)	192,865	1.30	2.55		1.31	197
24.79	40.30	98,202	1.47	1.30		1.76	253
17.89	9.04	94,840	1.50	1.54	(e)	1.74	297
16.98	(5.67)	61,113	1.49	1.45		1.66	360

21.77	2.37	75,145	1.91	0.98		1.91	167
21.99	(1.46)	61,814	1.80	2.00		1.81	197
22.32	39.62	21,663	1.95	0.94		2.27	253
16.11	8.47	8,953	2.00	1.48	(e)	2.26	297
15.33	(6.13)	11,605	1.99	0.93		2.16	360

25.13	3.36	194,930	0.90	2.16		0.91	167
25.23	(0.56)	375,683	0.90	2.93		0.91	197
25.46	40.95	249,744	0.98	0.96		1.18	253
18.35	9.63	16,151	1.00	2.37	(e)	1.35	297
17.42	(5.20)	11,913	1.00	1.96		1.25	360

24.83	3.22	579,389	1.07	1.81		1.07	167
24.95	(0.68)	409,675	1.05	2.69		1.06	197
25.18	40.63	328,979	1.18	0.94		1.33	253
18.15	9.27	15,469	1.25	2.29	(e)	1.51	297
17.24	(5.43)	17,629	1.23	1.71		1.40	360

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Latin America Fund
Class A
Year Ended October 31, 2015	$17.43	$0.14	(d)	$(6.23)	$(6.09)	$(0.03)	$—
Year Ended October 31, 2014	18.47	0.10	(d)	(1.02)	(0.92)	(0.12)	—
Year Ended October 31, 2013	18.46	0.10	(d)	(0.05)	0.05	(0.04)	—
Year Ended October 31, 2012	18.88	0.10	(d)	(0.49)	(0.39)	(0.03)	—
Year Ended October 31, 2011	21.43	0.14	(d)	(2.71)	(2.57)	—	0.02

Class C
Year Ended October 31, 2015	17.11	0.06	(d)	(6.10)	(6.04)	(0.01)	—
Year Ended October 31, 2014	18.12	0.02	(d)	(1.00)	(0.98)	(0.03)	—
Year Ended October 31, 2013	18.21	0.01	(d)	(0.06)	(0.05)	(0.04)	—
Year Ended October 31, 2012	18.72	0.01	(d)	(0.49)	(0.48)	(0.03)	—
Year Ended October 31, 2011	21.35	0.04	(d)	(2.69)	(2.65)	—	0.02

Select Class
Year Ended October 31, 2015	17.58	0.17	(d)	(6.27)	(6.10)	(0.08)	—
Year Ended October 31, 2014	18.63	0.16	(d)	(1.04)	(0.88)	(0.17)	—
Year Ended October 31, 2013	18.59	0.15	(d)	(0.05)	0.10	(0.06)	—
Year Ended October 31, 2012	18.98	0.13	(d)	(0.48)	(0.35)	(0.04)	—
Year Ended October 31, 2011	21.48	0.20	(d)	(2.71)	(2.51)	—	0.01

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.31	(34.97)%	$12,044	1.66%	0.97%	2.08%	25%
17.43	(4.98)	26,591	1.70	0.55	1.89	58
18.47	0.25	24,688	1.70	0.54	1.91	37
18.46	(2.04)	17,490	1.86	0.52	2.03	49
18.88	(11.90)	11,297	1.89	0.71	2.00	53

11.06	(35.30)	2,108	2.16	0.45	2.58	25
17.11	(5.42)	3,778	2.20	0.11	2.39	58
18.12	(0.30)	4,292	2.20	0.07	2.42	37
18.21	(2.54)	3,370	2.37	0.05	2.52	49
18.72	(12.32)	3,522	2.39	0.22	2.50	53

11.40	(34.80)	49,918	1.41	1.22	1.65	25
17.58	(4.72)	79,367	1.45	0.88	1.64	58
18.63	0.50	109,334	1.45	0.79	1.67	37
18.59	(1.85)	60,487	1.61	0.69	1.78	49
18.98	(11.64)	59,416	1.64	0.97	1.76	53

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Asia Pacific Fund	Class A, Class C and Select Class	Diversified
China Region Fund	Class A, Class C and Select Class	Non-Diversified
Intrepid European Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Latin America Fund	Class A, Class C, Class R6* and Select Class	Non-Diversified

*	Class R6 Shares commenced operations on November 2, 2015 for Latin America Fund.

The investment objectives of the Funds are as follows:

The Asia Pacific Fund seeks to provide long-term capital growth.

The China Region Fund and Latin America Fund will seek long-term capital growth.

The Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall

38	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable for inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Asia Pacific Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$33	$690	$—		$723
China	21	790	—		811
Hong Kong	—	758	—		758
India	88	26	—		114
Indonesia	—	57	—		57
New Zealand	—	45	—		45
Philippines	—	74	—		74
Singapore	—	37	—		37
South Korea	—	655	—		655
Taiwan	—	347	—		347
Thailand	26	59	—		85
United Kingdom	—	14	—		14

Total Common Stocks	168	3,552	—		3,720

Structured Instruments
India	—	286	19		305

Total Investments in Securities	$168	$3,838	$19	*	$4,025

*	Level 3 investments that are valued by brokers and pricing services. At October 31, 2015, the value of these investments was approximately $19,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

China Region Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
China	$542	$16,770	$—	$17,312
Hong Kong	471	9,392	—	9,863
Taiwan	2,340	4,349	—	6,689

Total Common Stocks	3,353	30,511	—	33,864

Structured Instruments
China	—	1,708	—	1,708

Total Investments in Securities	$3,353	$32,219	$—	$35,572

Intrepid European Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,442	$—	$9,442
Belgium	—	5,049	—	5,049
Denmark	—	62,445	—	62,445
Finland	—	20,132	—	20,132
France	6,273	192,389	—	198,662
Germany	10,408	135,270	—	145,678
Ireland	10,143	12,709	—	22,852
Italy	—	49,046	—	49,046
Luxembourg	—	4,966	—	4,966
Netherlands	21,826	33,925	—	55,751
Spain	—	36,228	—	36,228
Switzerland	—	58,475	—	58,475
United Kingdom	16,749	337,293	—	354,042

Total Common Stocks	65,399	957,369	—	1,022,768

Short-Term Investment
Investment Company	54,982	—	—	54,982

Total Investments in Securities	$120,381	$957,369	$—	$1,077,750

Appreciation in Other Financial Instruments

Futures Contracts	$384	$—	$—	$384

Depreciation in Other Financial Instruments

Futures Contracts	$(58)	$—	$—	$(58)

Latin America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$62,952	$—	$—	$62,952

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for the country specifics of portfolio holdings.

For Asia Pacific Fund transfers from Level 1 to Level 2 in the amount of approximately $47,000 are due to applying the fair value factors to certain securities as of October 31, 2015.

For China Region Fund transfers from Level 1 to Level 2 in the amount of approximately $2,923,000 are due to applying the fair value factors to certain securities as of October 31, 2015.

40	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

For Intrepid European Fund transfers from Level 2 to Level 1 in the amount of approximately $22,993,000 are due to not applying the fair value factors to certain securities as of October 31, 2015.

For Latin America Fund there were no transfers among any levels during the year ended October 31, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Asia Pacific Fund	Balance as of October 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2015
Structured Instruments — India	$—	$1	$(9)	$—	$7	$(21)	$41	$—	$19

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2015, which were valued using significant unobservable inputs (Level 3) amounted to approximately $(9,000). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of October 31, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Futures Contracts — Intrepid European Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended October 31, 2015 (amounts in thousands):

Intrepid European Fund
Futures Contracts:
Average Notional Balance Long	$16,297
Ending Notional Balance Long	26,394

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

D. Forward Foreign Currency Exchange Contracts — The Asia Pacific Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of October 31, 2015, the Fund did not hold any forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended October 31, 2015 (amounts in thousands):

	Asia Pacific Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$10	(a)
Ending Settlement Value Purchased	—

(a)	For the period January 1, 2015 through January 31, 2015.

The Funds’ forward foreign currency contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Intrepid European Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$384

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(58)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

42	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2015, by primary underlying risk exposure (amounts in thousands):

Asia Pacific Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$—	(a)

(a)	Amount rounds to less than $1,000.

Intrepid European Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(523)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contracts	Futures Contracts
Equity contracts	$226

The Funds’ derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Asia Pacific Fund and China Region Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Funds will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments. The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain or loss on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Funds for the year ended October 31, 2015 are as follows (amounts in thousands):

	Class A	Class B	Class C		Institutional Class	Select Class		Total
Asia Pacific Fund	$1	n/a	$—	(a)	n/a	$—	(a)	$1
China Region Fund	3	n/a	1		n/a	5		9
Intrepid European Fund	217	$3	71		$28	111		430
Latin America Fund	32	n/a	5		n/a	5		42

(a)	Amount rounds to less than $1,000.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required on the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Asia Pacific Fund	$—	$(14)	$14
China Region Fund	—	78	(78)
Intrepid European Fund	—	(1)	1
Latin America Fund	—	(40)	40

The reclassifications for the Funds relate primarily to foreign currency gains or losses, redesignation of distributions and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.90%
China Region Fund	1.00	*
Intrepid European Fund	0.65
Latin America Fund	1.00

*	Prior to July 1, 2015 the investment advisory fee was 1.25% for China Region Fund.

The Adviser, on behalf of Asia Pacific Fund and China Region Fund, has entered into investment sub-advisory agreements with JF International Management, Inc. (“JFIMI”), a wholly-owned subsidiary of JPMorgan Asset Management (Asia) Inc., which is wholly-owned by J.P. Morgan Asset Management Holdings Inc. For its services as sub-adviser, JFIMI receives a portion of the fees payable to the Adviser.

44	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Asia Pacific Fund	0.40%
China Region Fund	0.48	*

*	Prior to July 1, 2015 the sub-advisory fee was 0.60% for China Region Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Asia Pacific Fund	0.25%	n/a	0.75%
China Region Fund	0.25	n/a	0.75
Intrepid European Fund	0.25	0.75%	0.75
Latin America Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Asia Pacific Fund	$2	$ —	(a)
China Region Fund	7	—
Intrepid European Fund	133	3
Latin America Fund	1	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	0.25%	n/a	0.25%	n/a	0.25%
China Region Fund	0.25	n/a	0.25	n/a	0.25
Intrepid European Fund	0.25	0.25%	0.25	0.10%	0.25
Latin America Fund	0.25	n/a	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Asia Pacific Fund	1.55%	n/a	2.05%	n/a	1.30%
China Region Fund*	1.55	n/a	2.05	n/a	1.30
Intrepid European Fund	1.50	2.00%	2.00	1.00%	1.25
Latin America Fund**	1.55	n/a	2.05	n/a	1.30

*	Prior to July 1, 2015, the contractual expense limitations for China Region Fund were 1.85%, 2.35% and 1.60% for Class A, Class C and Select Class Shares, respectively.
**	Prior to July 1, 2015, the contractual expense limitations for Latin America Fund were 1.70%, 2.20% and 1.45% for Class A, Class C and Select Class Shares, respectively.

The expense limitation agreements were in effect for the year ended October 31, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016 for Asia Pacific Fund and Intrepid European Fund and June 30, 2016 for China Region Fund and Latin America Fund, except Class B Shares which are no longer operating.

For the year ended October 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Asia Pacific Fund	$59	$5	$16	$80	$166
China Region Fund	246	117	9	372	—
Intrepid European Fund	—	—	1	1	—
Latin America Fund	134	63	34	231	2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2015 were as follows (amounts in thousands):

Intrepid European Fund	$55
Latin America Fund	2

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

46	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

The Funds may use related party broker-dealers. For the year ended October 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Asia Pacific Fund	$—	(a)
Intrepid European Fund	105
Latin America Fund	1

(a)	Amount rounds to less than $1,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Asia Pacific Fund	$6,990	$9,001
China Region Fund	483,244	787,782
Intrepid European Fund	1,642,640	1,630,126
Latin America Fund	20,258	29,340

During the year ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$3,570	$581	$126	$455
China Region Fund	28,443	7,695	566	7,129
Intrepid European Fund	1,061,426	55,289	38,965	16,324
Latin America Fund	76,476	7,258	20,782	(13,524)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Asia Pacific Fund	$105	$124	$229
China Region Fund	3,145	57,631	60,776
Intrepid European Fund	36,703	—	36,703
Latin America Fund	415	—	415

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Asia Pacific Fund	$71	$71
China Region Fund	3,332	3,332
Intrepid European Fund	2,543	2,543
Latin America Fund	1,017	1,017

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Asia Pacific Fund	$60	$(179)	$455
China Region Fund	1,849	—	7,129
Intrepid European Fund	14,792	(238,392)	16,139
Latin America Fund	760	(41,947)	(13,535)

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of October 31, 2015, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short- Term	Long- Term
Asia Pacific Fund	$179	$—
Intrepid European Fund	42,293	—
Latin America Fund	15,691	19,043

As of October 31, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2019	Total
Intrepid European Fund	$97,190	$98,909	$—	$196,099
Latin America Fund	1,454	2,277	3,482	7,213

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015. Average borrowings from the Facility for the year ended October 31, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Intrepid European Fund	$78,290	0.23%	4	$2

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represents 40.2%, 63.2% and 15.3% of the respective Fund’s net assets for each of the Asia Pacific Fund, China Region Fund and Intrepid European Fund, respectively.

48	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain of the Funds as follows:

J.P. Morgan Investor Funds
Intrepid European Fund	29.8%
Latin America Fund	65.6

As of October 31, 2015, the Adviser owns 23.7% of the Asia Pacific Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2015, substantially all of the Funds’ net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Asia Pacific Fund invests in securities of foreign companies located throughout the Asia Pacific Region. The China Region Fund invests primarily in equity securities of companies in the China Region. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (including Hong Kong and Macau) (“China”), or Taiwan; or the principal securities market for which is China or Taiwan. The Latin America Fund invests primarily in equity securities of Latin America issuers or other investments economically tied to Latin America.

A company of a specific country or region is one that is organized under the laws of, or has a principal office in that country or region; the principal securities market for which is that country or region; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or region; or at least 50% of the assets of which are located in that country or region.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

As of October 31, 2015, the Funds had the following country allocations representing greater than 10% of total investments:

	Australia	Brazil	China	France	Germany	Hong Kong	India	Mexico	South Korea	Taiwan	United Kingdom
Asia Pacific Fund	18.0%	—	20.2%	—	—	18.8%	10.4%	—	16.3%	—	—
China Region Fund	—	—	53.5	—	—	27.7	—	—	—	18.8%	—
Intrepid European Fund	—	—	—	18.4%	13.5%	—	—	—	—	—	32.9%
Latin America Fund	—	44.8%	—	—	—	—	—	36.8%	—	—	—

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan Intrepid European Fund and JPMorgan Latin America Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Asia Pacific Fund, JPMorgan China Region Fund, JPMorgan Intrepid European Fund and JPMorgan Latin America Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

50	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	51

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

52	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Asia Pacific Fund
Class A
Actual	$1,000.00	$849.20	$7.41	1.59%
Hypothetical	1,000.00	1,017.19	8.08	1.59
Class C
Actual	1,000.00	847.40	9.78	2.10
Hypothetical	1,000.00	1,014.62	10.66	2.10
Select Class
Actual	1,000.00	850.20	6.34	1.36
Hypothetical	1,000.00	1,018.35	6.92	1.36

China Region Fund
Class A
Actual	1,000.00	825.70	7.78	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69
Class C
Actual	1,000.00	823.80	9.98	2.17
Hypothetical	1,000.00	1,014.27	11.02	2.17
Select Class
Actual	1,000.00	827.00	6.91	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50

Intrepid European Fund
Class A
Actual	1,000.00	974.10	6.92	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class C
Actual	1,000.00	971.40	9.44	1.90
Hypothetical	1,000.00	1,015.63	9.65	1.90

54	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid European Fund (continued)
Institutional Class
Actual	$1,000.00	$975.90	$4.53	0.91%
Hypothetical	1,000.00	1,020.62	4.63	0.91
Select Class
Actual	1,000.00	975.60	5.28	1.06
Hypothetical	1,000.00	1,019.86	5.40	1.06

Latin America Fund
Class A
Actual	1,000.00	764.20	7.16	1.61
Hypothetical	1,000.00	1,017.09	8.19	1.61
Class C
Actual	1,000.00	761.70	9.37	2.11
Hypothetical	1,000.00	1,014.57	10.71	2.11
Select Class
Actual	1,000.00	765.10	6.05	1.36
Hypothetical	1,000.00	1,018.35	6.92	1.36

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein, and sub-advisory agreements for the Asia Pacific Fund and China Region Fund, (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The

Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Funds and by the sub-adviser from the Adviser, as applicable, under the applicable Advisory Agreements was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-adviser’s, as applicable, senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-adviser, as applicable. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s and sub-adviser’s, as applicable, risk governance model and reports showing the Adviser’s and sub-adviser’s, as applicable, compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser and sub-adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates, and sub-adviser, as applicable, to the Funds, gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser, sub-adviser, as applicable, and their affiliates, the

56	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

commitment of the Adviser and sub-adviser, as applicable, to provide high quality service to the Funds, their overall confidence in the Adviser’s and sub-adviser’s, as applicable, integrity and the Adviser’s and sub-adviser’s, as applicable, responsiveness to questions or concerns raised by them, including the Adviser’s and sub-adviser’s, as applicable, willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, with respect to Asia Pacific Fund and China Region Fund, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-adviser under the Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-adviser to help ensure that the sub-adviser is managing the Fund consistently with its investment objective and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and, as applicable, the sub-adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and sub-adviser, as applicable, and their affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser or sub-adviser, as applicable.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and sub-adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Asia Pacific Fund’s performance was in the fourth quintile for Class A shares and in the fourth and third quintiles for Select Class shares for the one- and three-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular scheduled meetings over the course of the next year.

The Trustees noted that the China Region Fund’s performance was in the second quintile for Class A shares and in the second, first, and second quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Intrepid European Fund’s performance was in the third, first and second quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

The Trustees noted that the Latin America Fund’s performance was in the second, second and first quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2014, respectively, and that the Trustees’ independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees also considered the fee paid by the Adviser to the sub-adviser, as applicable, out of the advisory fee. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory

58	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Asia Pacific Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the third quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee paid by the Fund to the Adviser and by the Adviser to the sub-adviser was reasonable.

The Trustees noted that the China Region Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for both Class A and Select Class shares were in the fourth quintile of the Universe Group. The Trustees also noted that, effective July 1, 2015, the Fund’s contractual advisory fee, contractual sub-advisory fee, and expense caps were reduced. After considering the factors identified above, in light of this information, the Trustees concluded that the advisorys fee paid by the Fund to the Adviser and by the Adviser to the sub-adviser were reasonable.

The Trustees noted that the Intrepid European Fund’s net advisory fee for Class A and Select Class shares was in the second and first quintiles, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Latin America Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and third quintiles of the Universe Group, respectively. The Trustees also noted that, effective July 1, 2015, the Fund’s expense caps were reduced. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2015	J.P. MORGAN COUNTRY/REGION FUNDS	59

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Long- Term Capital Gain Distribution
Asia Pacific Fund	$124
China Region Fund	57,631

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Qualified Dividend Income
Asia Pacific Fund	$117
China Region Fund	3,649
Intrepid European Fund	34,678
Latin America Fund	461

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2015, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Asia Pacific Fund	$183	$12
China Region Fund	6,590	641
Intrepid European Fund	32,122	2,522
Latin America Fund	2,199	46

60	J.P. MORGAN COUNTRY/REGION FUNDS	OCTOBER 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-INTEQ-CO-1015

Annual Report

J.P. Morgan SMA Funds

October 31, 2015

JPMorgan International Value SMA Fund

JPMorgan Tax Aware Real Return SMA Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index (“S&P 500”) dropped 3.9%, and equity markets in the Europe and Japan also fell. The sell-off also led to declines in emerging market currencies.

However, most equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index posted its biggest one month gain since April 2013 and leading European indexes had their best monthly performance since 2009. While emerging market equities did participate in the October rebound, persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

While increasing financial market volatility drove some investors to the safe haven of fixed income assets, large sectors of the bond market remained under pressure from historically low interest rates. U.S. Treasury bond yields, which generally move in the opposite direction of prices, declined on bonds of shorter maturities and remained essentially flat on bonds of longer maturities.

2	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)* . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	–3.42%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes) . . . . . . . . . . . . . ..	–4.23%

Net Assets as of 10/31/2015 (In Thousands) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$106,057

INVESTMENT OBJECTIVE**

The JPMorgan International Value SMA Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities. The Fund was established to implement the International Value separately managed account strategy, and to hold common shares of companies that were deemed attractive by the Fund’s portfolio managers but were not accessible as American Depositary Receipts (ADRs).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2015.

By sector, the Fund’s security selection in the industrial cyclical sector and its underweight position in the energy sector were leading contributors to performance relative to the Benchmark. The Fund’s underweight position and security selection in the health care sectors and its security selection in the consumer non-discretionary sector were leading detractors from relative performance.

By region, the Fund’s security selection in Continental Europe and its underweight position and security selection in the U.K. were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in Japan and its sole holding in Canada, First Quantum Minerals Ltd., were leading detractors from relative performance. Canada is not represented in the Benchmark.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Daiwa House Industry Co., UPM-Kymmene Oyj and Japan Airlines Inc. Shares of Daiwa House, a Japanese construction company, rose on improved earnings due to increased domestic demand for housing. Shares of UPM-Kymmene, a Finnish paper, lumber and wood products company, rose as cost cutting and corporate restructuring lifted profit margins and improved earnings and cash flow. Shares of Japan Airlines rose as lower fuel costs and an increase in passenger traffic, partly due to a weaker yen, drove earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sands China Ltd., DNB ASA and Mazda Motor Corp. Share of Sands China, a Macau casino operator, fell on slower economic growth in China and Chinese government efforts to curb corruption, which reduced casino traffic among wealthy customers. Shares of DNB, Norway’s largest bank, were weighed down by a weak kroner and by stricter capital requirements, which prompted the bank to delay normalization of its dividend policy. Shares of Mazda Motor, a Japanese auto manufacturer, fell on disappointing earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value.

The Fund is a component of separately managed accounts that also invest, at the direction of JPMorgan Investment Management Inc. (JPMIM) or in accordance with a JPMIM model investment portfolio, in individual securities and other investments. The Fund is managed in a manner consistent with its role in separately managed accounts.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	3

JPMorgan International Value SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Daimler AG (Germany)	6.9%
2.	Electrolux AB, Series B (Sweden)	5.2
3.	UPM-Kymmene OYJ (Finland)	5.0
4.	Renault S.A. (France)	4.6
5.	Japan Airlines Co., Ltd. (Japan)	4.5
6.	Daiwa House Industry Co., Ltd. (Japan)	4.4
7.	Mitsui Fudosan Co., Ltd. (Japan)	4.3
8.	Samsung Electronics Co., Ltd. (South Korea)	3.7
9.	Thales S.A. (France)	3.6
10.	Sompo Japan Nipponkoa Holdings, Inc. (Japan)	3.6

PORTFOLIO COMPOSITION BY COUNTRY*
Japan	33.3%
Germany	13.9
France	12.8
United Kingdom	8.8
Australia	5.8
Sweden	5.2
Finland	5.0
South Korea	3.7
Netherlands	3.1
Italy	2.4
Hong Kong	2.2
Spain	2.1
Norway	1.7

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF FUND	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
INTERNATIONAL VALUE SMA FUND	August 17, 2007	(3.42)%	4.94%	2.35%	(0.44)%

LIFE OF FUND PERFORMANCE (8/17/07 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 17, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Value SMA Fund, the MSCI EAFE Value Index and the Lipper International Multi-Cap Value Funds Index from August 17, 2007 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Lipper International Multi-Cap Value Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to nonresident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	5

JPMorgan Tax Aware Real Return SMA Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

Reporting Period Return:
Fund*	–2.27%
Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	2.46%
Tax Aware Real Return Composite Benchmark**	–1.73%

Net Assets as of 10/31/2015 (In Thousands)	$11,083

INVESTMENT OBJECTIVE***

The JPMorgan Tax Aware Real Return SMA Fund (the “Fund”) seeks to maximize after-tax inflation protected return.

HOW DID THE FUND PERFORM?

The Fund posted a negative absolute return and underperformed both the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”) and the Composite Benchmark for the twelve months ended October 31, 2015.

The Fund’s hedge against inflation detracted from absolute performance as inflation swaps declined during the period due to negative inflation driven by weak oil and gas prices and softness in consumer prices. However, the Fund’s position of being less than fully hedged helped its absolute performance. The Benchmark is not protected against inflation. Relative to the Benchmark, the Fund’s bias to higher quality rated debt securities detracted from performance as lower rated bonds generally outperformed higher rated bonds. The Fund’s underweight positions in general obligation bonds and revenue bonds also detracted from relative performance.

The Fund’s overweight to the 6-to-12 year maturity sector of the bond market made a positive contribution to performance.

HOW WAS THE FUND POSITIONED?

Among the Fund’s tax-exempt fixed income investments, the Fund employed a bottom-up, security-selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. The Fund maintained its quality bias, as the Fund’s portfolio managers preferred higher-quality issuances. The Fund’s portfolio managers also maintained an inflation-overlay hedging strategy, using zero-coupon inflation-linked swaps to purchase protection against inflation along the yield curve.

The Fund is a component of separately managed accounts that also invest, at the direction of JPMorgan Investment Management Inc. (JPMIM) or in accordance with a JPMIM model investment portfolio, in individual securities and other investments. The Fund is managed in a manner consistent with its role in separately managed accounts.

During the period, the portfolio managers increased the Fund’s longer-dated inflation exposure in response to what they believed were attractive valuations and a more favorable near-term inflation profile.

INVESTMENT APPROACH

The Fund was established to implement the Tax Aware Real Return separately managed account strategy. The Fund uses zero-coupon inflation-linked swaps (“inflation swaps”) in combination with tax-exempt municipal bonds to seek to replicate a portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its tax-exempt fixed income holdings from inflation risk. The inflation swaps used by the Fund are based on cumulative percentage movements in the Consumer Price Index for All Urban Consumers (“CPI-U”). The inflation swaps are structured so that one counterparty agrees to pay the cumulative percentage change in the CPI-U over the duration of the swap. The other counterparty (the Fund) pays a compounded fixed rate (zero coupon inflation-swap rate), which is based on the “breakeven inflation rate,” calculated as the yield difference between a nominal U.S. Treasury security and a U.S. Treasury Inflation Protected Security (TIPS) of equal maturity.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the yield curve positioning of the underlying bonds is used as the general basis for the Fund’s inflation swap positioning. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The Fund’s portfolio managers believe that matching the duration, which measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates, of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that may result from macroeconomic or technical factors.

PORTFOLIO COMPOSITION****
Municipal Bonds	91.0%
Short-Term Investment	9.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The return of the Fund’s Composite Benchmark is determined by adding the return of the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF FUND	1 YEAR	3 YEAR	5 YEAR	SINCE INCEPTION
TAX AWARE REAL RETURN SMA FUND	May 31, 2007
Before Taxes		(2.27)%	(0.75)%	1.69%	3.08%
After Taxes on Distributions		(2.27)	(0.75)	1.69	3.08
After Taxes on Distributions and Sale of Fund Shares		0.10	0.12	1.97	3.12

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Tax Aware Real Return SMA Fund, the Tax Aware Real Return Composite Benchmark, the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from May 31, 2007 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Tax Aware Real Return Composite Benchmark and the Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Tax Aware Real Return Composite Benchmark is determined by adding the Barclays U.S. 1-15 Year Blend

(1-17) Municipal Bond Index and the Barclays Inflation Swap 5 Year Zero Coupon Index. The Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

For some investors, income from municipal bonds may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Tax Aware strategy seeks to minimize shareholders’ tax liability in connection with the Fund’s distribution of realized capital gains. There can be no guarantee the strategy will minimize or eliminate tax liability.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares, with the exception of returns noted above as after taxes.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	7

JPMorgan International Value SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.6%
	Australia — 5.5%
673	Goodman Group	2,887
525	Oil Search Ltd.	2,928

		5,815

	Finland — 4.8%
272	UPM-Kymmene OYJ	5,099

	France — 12.3%
35	Cap Gemini S.A.	3,119
49	Renault S.A.	4,649
18	Sodexo S.A.	1,604
50	Thales S.A.	3,638

		13,010

	Germany — 13.3%
53	Brenntag AG	3,208
81	Daimler AG	7,046
24	HeidelbergCement AG	1,820
107	TUI AG	1,990

		14,064

	Hong Kong — 2.1%
83	Cheung Kong Property Holdings Ltd.	577
522	China Overseas Land & Investment Ltd.	1,686

		2,263

	Italy — 2.3%
379	UniCredit S.p.A.	2,449

	Japan — 31.8%
175	Dai-ichi Life Insurance Co., Ltd. (The)	3,020
52	Daikin Industries Ltd.	3,360
171	Daiwa House Industry Co., Ltd.	4,484
63	Dentsu, Inc.	3,547
120	Japan Airlines Co., Ltd.	4,513
470	Kawasaki Heavy Industries Ltd.	1,887

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
176	Mitsubishi Corp.	3,207
162	Mitsui Fudosan Co., Ltd.	4,409
116	Sompo Japan Nipponkoa Holdings, Inc.	3,627
84	Yamato Holdings Co., Ltd.	1,657

		33,711

	Netherlands — 3.0%
100	NN Group N.V.	3,133

	Norway — 1.6%
136	DNB ASA	1,733

	South Korea — 3.5%
3	Samsung Electronics Co., Ltd.	3,716

	Spain — 2.0%
1,670	Bankia S.A.	2,147

	Sweden — 5.0%
179	Electrolux AB, Series B	5,275

	United Kingdom — 8.4%
209	Barratt Developments plc	1,973
141	British Land Co. plc (The)	1,895
421	Dixons Carphone plc	2,986
34	SABMiller plc	2,069

		8,923

	Total Common Stocks (Cost $95,572)	101,338

	Total Investments — 95.6% (Cost $95,572)	101,338
	Other Assets in Excess of Liabilities — 4.4%	4,719

	NET ASSETS — 100.0%	$106,057

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Automobiles	11.5%
Real Estate Management & Development	11.0
Insurance	9.7
Household Durables	7.2
Trading Companies & Distributors	6.3
Banks	6.3
Paper & Forest Products	5.0
Real Estate Investment Trusts (REITs)	4.7
Airlines	4.5
Technology Hardware, Storage & Peripherals	3.7
Aerospace & Defense	3.6

INDUSTRY	PERCENTAGE
Hotels, Restaurants & Leisure	3.5
Media	3.5
Building Products	3.3
IT Services	3.1
Specialty Retail	2.9
Oil, Gas & Consumable Fuels	2.9
Beverages	2.0
Machinery	1.9
Construction Materials	1.8
Air Freight & Logistics	1.6

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
24	Euro STOXX 50 Index	12/18/15	EUR	$898	$2
9	FTSE 100 Index	12/18/15	GBP	877	(2)

					$–	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	9

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 101.9% (t)
	Arizona — 0.8%
	General Obligation — 0.8%
85	Maricopa County Madison Elementary School District No. 38, School Improvement, Project of 2004, Series B, GO, NATL-RE, 5.000%, 07/01/16	88

	California — 1.7%
	Education — 0.6%
60	California Educational Facilities Authority, Pomona College, Series A, Rev., 5.000%, 01/01/18	66

	Other Revenue — 1.1%
75	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	87
25	Golden West Schools Financing Authority, Beverly Hills Unified School District, Rev., NATL-RE, FGIC, 5.250%, 08/01/23	31

		118

	Total California	184

	Colorado — 3.3%
	General Obligation — 3.3%
305	Jefferson County School District No. R-1, GO, 5.000%, 12/15/22	370

	Connecticut — 4.4%
	General Obligation — 0.4%
50	State of Connecticut, Series E, GO, 5.000%, 12/15/16	52

	Utility — 4.0%
	City of Stamford, Water Pollution Control System & Facility,
100	Series A, Rev., 6.000%, 08/15/20	123
150	Series A, Rev., 6.000%, 08/15/21	189
100	Series A, Rev., 6.000%, 08/15/22	129

		441

	Total Connecticut	493

	District of Columbia — 1.4%
	Other Revenue — 1.4%
135	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.000%, 07/01/18	150

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — 5.3%
	General Obligation — 5.3%
500	Florida State Board of Education, Public Education Capital Outlay, Series D, GO, 5.000%, 06/01/25	589

	Georgia — 3.5%
	Water & Sewer — 3.5%
250	DeKalb County, Water & Sewerage, Series B, Rev., 5.250%, 10/01/26	315
60	Jackson County Water & Sewer Authority, Series A, Rev., XLCA, 5.250%, 09/01/21	68

	Total Georgia	383

	Hawaii — 3.0%
	General Obligation — 3.0%
300	State of Hawaii, Unrefunded Balance, Series DR, GO, 5.000%, 06/01/18	333

	Illinois — 3.7%
	General Obligation — 2.2%
60	City of Chicago, Series A, GO, AGM, 5.500%, 01/01/19	65
165	Cook County Forest Preserve District, Limited Tax Project and Refunding, Series B, GO, 5.000%, 12/15/24	182

		247

	Prerefunded — 1.5%
150	Metropolitan Pier & Exposition Authority, McCormick Place Expansion, Series A-2002, Rev., FGIC, 5.500%, 06/15/18 (p)	168

	Total Illinois	415

	Indiana — 1.1%
	Education — 1.1%
100	Purdue University, Student Fee, Series U, Rev., 5.250%, 07/01/21	120

	Louisiana — 2.1%
	Prerefunded — 2.1%
200	Terrebonne Parish, Public Improvement, Series ST, Rev., 5.875%, 03/01/19 (p)	232

	Massachusetts — 6.8%
	Other Revenue — 6.8%
	Massachusetts Bay Transportation Authority,
350	Series A, Rev., 5.250%, 07/01/27	443
250	Series B, Rev., 5.250%, 07/01/23	310

	Total Massachusetts	753

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — continued
	Missouri — 1.7%
	General Obligation — 1.7%
175	Clay County, North Kansas City School District No. 74, Direct Deposit of State Aid Program, GO, 5.000%, 03/01/20	192

	New Jersey — 1.4%
	Transportation — 1.4%
	New Jersey Transportation Trust Fund Authority, Transportation System,
80	Series A, Rev., 5.250%, 12/15/20	88
60	Series A, Rev., 5.500%, 12/15/21	67

	Total New Jersey	155

	New Mexico — 11.3%
	Other Revenue — 11.3%
340	New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 5.000%, 06/01/22	405
250	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.000%, 06/15/24	287
	New Mexico Finance Authority, State Transportation, Sub Lien,
200	Series A-2, Rev., NATL-RE, 5.000%, 12/15/20	236
250	Series A-2, Rev., NATL-RE, 5.000%, 12/15/21	292
30	New Mexico Finance Authority, Subordinate Lien Public Project Revolving Fund, Series B, Class B, Rev., NATL-RE, 5.000%, 06/15/17	32

	Total New Mexico	1,252

	New York — 12.7%
	General Obligation — 0.3%
10	City of New York, Series E-1, GO, 6.250%, 10/15/28	11
20	County of Tompkins, Public Improvement, Series A, GO, 4.000%, 03/01/21	23

		34

	Other Revenue — 11.5%
110	New York City Transitional Finance Authority, Building Aid, Fiscal Year 2009, Series S-5, Rev., 5.000%, 01/15/26	124
400	New York State Dormitory Authority, Series C, Rev., 5.000%, 03/15/33	459
	Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels,
500	Series A, Rev., 5.000%, 01/01/26	586
100	Series D, Rev., 5.000%, 11/15/18	112

		1,281

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.9%
85	City of New York, Series E-1, GO, 6.250%, 10/15/18 (p)	98

	Total New York	1,413

	Ohio — 6.0%
	General Obligation — 4.7%
100	Cincinnati City School District, Classroom Facilities Construction & Improvement, GO, NATL-RE, FGIC, 5.250%, 12/01/19	116
250	City of Columbus, Series 1, GO, 5.000%, 07/01/27	298
100	Franklin County, Various Purpose, GO, 5.000%, 12/01/19	112

		526

	Other Revenue — 1.3%
125	Ohio State Water Development Authority, Water Pollution Control Loan Fund, Water Quality, Rev., 5.250%, 12/01/18	142

	Total Ohio	668

	Oregon — 4.3%
	General Obligation — 2.5%
215	Clackamas County School District No. 7J, Lake Oswego, GO, AGM, 5.250%, 06/01/25	273

	Prerefunded — 1.8%
175	Oregon State Department of Administrative Services, Lottery, Series A, Rev., 5.000%, 04/01/19 (p)	199

	Total Oregon	472

	Pennsylvania — 0.2%
	General Obligation — 0.2%
15	Central Bucks School District, Series A, GO, 5.000%, 05/15/23	18

	South Carolina — 3.2%
	General Obligation — 3.2%
300	State of South Carolina, Series C, Class C, GO, 5.000%, 03/01/22	354

	Tennessee — 2.9%
	Other Revenue — 2.4%
250	City of Memphis, Electric System, Rev., 5.000%, 12/01/17	272

	Prerefunded — 0.5%
50	Metropolitan Government of Nashville & Davidson County, GO, 5.000%, 01/01/18 (p)	55

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	11

JPMorgan Tax Aware Real Return SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — continued
	Prerefunded — continued

	Total Tennessee	327

	Texas — 9.6%
	General Obligation — 2.6%
250	Hays County, Pass-Through Toll, GO, 5.000%, 02/15/23	286

	Other Revenue — 2.2%
210	Harris County, Series C, Rev., 5.000%, 08/15/22	240

	Water & Sewer — 4.8%
355	City of Houston, Combined Utility System, First Lien, Series D, Rev., 5.000%, 11/15/24	423
70	City of Mesquite, Waterworks & Sewer System, Rev., AGM, 5.000%, 03/01/20	74
30	North Texas Municipal Water District, Water System, Rev., 5.250%, 09/01/20	36

		533

	Total Texas	1,059

	Virginia — 0.5%
	Other Revenue — 0.5%
50	Virginia College Building Authority, 21st Century College & Equipment Programs, Educational Facilities, Series E-2, Class E, Rev., 5.000%, 02/01/23	61

	Washington — 4.9%
	General Obligation — 3.1%
25	Snohomish County, Everett School District No. 2, GO, NATL-RE, FGIC, 5.000%, 12/01/16	26
280	State of Washington, Various Purpose, Series 2010A, GO, 5.000%, 08/01/19	321

		347

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.6%
150	Central Puget Sound Regional Transportation Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/25	177

	Utility — 0.2%
20	Energy Northwest Project 1, Electric, Series D, Rev., 5.000%, 07/01/16	21

	Total Washington	545

	Wisconsin — 6.1%
	Other Revenue — 3.1%
290	State of Wisconsin, Transportation, Series A, Rev., 5.000%, 07/01/20	339

	Prerefunded — 3.0%
300	State of Wisconsin, Transportation, Series A, Rev., 5.000%, 07/01/18 (p)	333

	Total Wisconsin	672

	Total Municipal Bonds (Cost $10,421)	11,298

SHARES
Short-Term Investment — 10.1%
	Investment Company — 10.1%
1,117	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.050% † (b) (l) (Cost $1,117)	1,117

	Total Investments — 112.0% (Cost $11,538)	12,415
	Liabilities in Excess of Other Assets — (12.0)%	(1,332)

	NET ASSETS — 100.0%	$11,083

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
BNP Paribas	2.720% at termination	CPI-U at termination	04/01/2021	$6,000	$(790)
Deutsche Bank AG, New York	1.930% at termination	CPI-U at termination	01/03/2017	3,000	(112)
Royal Bank of Scotland	2.328% at termination	CPI-U at termination	01/31/2021	1,000	(69)
Royal Bank of Scotland	2.620% at termination	CPI-U at termination	06/28/2025	1,000	(149)

					$(1,120)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	13

JPMorgan SMA Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

AGM	— Insured by Assured Guaranty Municipal Corp.
CPI-U	— Consumer Price Index for All Urban Consumers
EUR	— Euro
FGIC	— Insured by Financial Guaranty Insurance Co.
GBP	— Great British Pounds
GO	— General Obligation
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
RE	— Reinsured
Rev.	— Revenue
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(h)	— Amount rounds to less than $1,000.
(l)	— The rate shown is the current yield as of October 31, 2015.
(p)	— Security is prerefunded or escrowed to maturity.
(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
†	— Approximately $1,060,000 of this investment is restricted as collateral for swaps to various brokers.

For JPMorgan International Value SMA Fund, the value and percentage based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements, are approximately $101,338,000 and 100.0%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands, except per share amounts)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
ASSETS:
Investments in non-affiliates, at value	$101,338		$11,298
Investments in affiliates, at value	—		57
Investments in affiliates — restricted, at value	—		1,060

Total investment securities, at value	101,338		12,415
Cash	4,473		—
Foreign currency, at value	41		—
Receivables:
Investment securities sold	1,262		—
Fund shares sold	268		—
Interest and dividends from non-affiliates	280		154
Dividends from affiliates	—		—	(a)
Tax reclaims	358		—
Due from Adviser	39		24

Total Assets	108,059		12,593

LIABILITIES:
Payables:
Investment securities purchased	1,712		—
Fund shares redeemed	187		314
Variation margin on futures contracts	—	(a)	—
Outstanding swap contracts, at value	—		1,120
Accrued liabilities:
Custodian and accounting fees	25		20
Collateral management fees	—		12
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)
Other	77		44

Total Liabilities	2,002		1,510

Net Assets	$106,057		$11,083

NET ASSETS:
Paid-in-Capital	$108,181		$11,640
Accumulated undistributed (distributions in excess of) net investment income	3,247		2
Accumulated net realized gains (losses)	(11,100)		(316)
Net unrealized appreciation (depreciation)	5,729		(243)

Total Net Assets	$106,057		$11,083

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	8,822		1,114
Net asset value, offering and redemption price per share (b)	$12.02		$9.95

Cost of investments in non-affiliates	$95,572		$10,421
Cost of investments in affiliates	—		57
Cost of investments in affiliates — restricted	—		1,060
Cost of foreign currency	40		—

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015

(Amounts in thousands)

	International Value SMA Fund	Tax Aware Real Return SMA Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$468
Dividend income from non-affiliates	4,805	—
Dividend income from affiliates	—	— (a)
Foreign taxes withheld	(577)	—

Total investment income	4,228	468

EXPENSES:
Administration fees	165	13
Custodian and accounting fees	59	29
Interest expense to affiliates	— (a)	—
Professional fees	100	77
Collateral management fees	—	12
Trustees’ and Chief Compliance Officer’s fees	2	— (a)
Printing and mailing costs	16	3
Registration and filing fees	38	15
Transfer agent fees	3	1
Sub-transfer agent fees	9	1
Other	5	3

Total expenses	397	154

Less fees waived	(165)	(13)
Less expense reimbursements	(232)	(141)

Net expenses	—	—

Net investment income (loss)	4,228	468

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	7,440	415
Futures	(16)	—
Foreign currency transactions	(177)	—
Swaps	—	(719)

Net realized gain (loss)	7,247	(304)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,610)	(551)
Futures	44	—
Foreign currency translations	12	—
Swaps	—	(88)

Change in net unrealized appreciation/depreciation	(8,554)	(639)

Net realized/unrealized gains (losses)	(1,307)	(943)

Change in net assets resulting from operations	$2,921	$(475)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	International Value SMA Fund		Tax Aware Real Return SMA Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,228	$7,429	$468	$718
Net realized gain (loss)	7,247	15,202	(304)	50
Change in net unrealized appreciation/depreciation	(8,554)	(43,815)	(639)	(216)

Change in net assets resulting from operations	2,921	(21,184)	(475)	552

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,972)	(6,436)	(486)	(723)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	43,621	106,484	2,728	2,688
Distributions reinvested	6,549	4,909	—	—
Cost of shares redeemed	(256,024)	(91,969)	(11,631)	(8,814)

Change in net assets resulting from capital transactions	(205,854)	19,424	(8,903)	(6,126)

NET ASSETS:
Change in net assets	(210,905)	(8,196)	(9,864)	(6,297)
Beginning of period	316,962	325,158	20,947	27,244

End of period	$106,057	$316,962	$11,083	$20,947

Accumulated undistributed (distributions in excess of) net investment income	$3,247	$6,844	$2	$20

SHARE TRANSACTIONS:
Issued	3,544	7,860	268	253
Reinvested	541	363	—	—
Redeemed	(20,060)	(6,867)	(1,146)	(835)

Change in Shares	(15,975)	1,356	(878)	(582)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value SMA Fund
Year Ended October 31, 2015	$12.78	$0.26	(e)	$(0.69)	$(0.43)	$(0.33)
Year Ended October 31, 2014	13.87	0.30		(1.12)	(0.82)	(0.27)
Year Ended October 31, 2013	11.31	0.31		2.69	3.00	(0.44)
Year Ended October 31, 2012	11.47	0.43		(0.21)	0.22	(0.38)
Year Ended October 31, 2011	12.30	0.41	(e)	(1.00)	(0.59)	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(c)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements	Portfolio turnover rate (d)

$12.02	(3.42)%	$106,057	—%	2.11%	0.20%	113%
12.78	(6.04)	316,962	—	2.22	0.17	85
13.87	27.33	325,158	—	2.66	0.22	72
11.31	2.28	201,942	—	3.58	0.21	81
11.47	(4.95)	228,650	—	3.27	0.21	65

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
	Net asset value, beginning of period	Investment operations				Distributions
		Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Aware Real Return SMA Fund
Year Ended October 31, 2015	$10.52	$0.31	(e)	$(0.55)	$(0.24)	$(0.33)
Year Ended October 31, 2014	10.58	0.30		(0.05)	0.25	(0.31)
Year Ended October 31, 2013	11.11	0.29		(0.54)	(0.25)	(0.28)
Year Ended October 31, 2012	10.71	0.27		0.39	0.66	(0.26)
Year Ended October 31, 2011	10.50	0.28		0.21	0.49	(0.28)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	The Fund’s expenses have been contractually capped at 0.00%. See Note 3.E. in the Notes to Financial Statements. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers, some of which are unaffiliated with the Funds and the Investment Adviser. Participants in these programs pay a fee to the sponsor of the program.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
Net asset value, end of period			Ratios to average net assets
	Total return (a)	Net assets, end of period (000’s)	Net expenses (b)(c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (d)

$9.95	(2.27)%	$11,083	—%	3.07%	1.01%	—	%(f)
10.52	2.38	20,947	—	2.85	0.78	6
10.58	(2.29)	27,244	—	2.58	0.60	16
11.11	6.24	39,681	—	2.45	0.51	4
10.71	4.72	35,736	—	2.65	0.62	17

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Diversified/Non-Diversified
International Value SMA Fund	Diversified
Tax Aware Real Return SMA Fund	Diversified

The investment objective of International Value SMA Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Tax Aware Real Return SMA Fund is to seek to maximize after-tax inflation protected return.

Shares of the Funds may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser or sub-adviser to the account with the separately managed account sponsor or directly with the client. The Funds’ shares may not be purchased directly by individuals.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P.Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

22	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

International Value SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$101,338	$—	$101,338

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2
Depreciation in Other Financial Instruments
Futures Contracts	$(2)	$—	$—	$(2)

Tax Aware Real Return SMA Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,117	$11,298	$—	$12,415

Depreciation in Other Financial Instruments
Inflation-Linked Swaps	$—	$(1,120)	$—	$(1,120)

(a)	All portfolio holdings designated as Level 2 are disclosed individually on the SOIs. Please refer to the SOIs for country specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash and as an investment of cash collateral for swaps. Please refer to the SOIs for state specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2015.

B. Restricted Securities — Certain securities held by International Value SMA Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2015, International Value SMA Fund had no investments in restricted securities under the Securities Act.

C. Derivatives — The Funds used instruments including futures, forward foreign currency exchange contracts, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	23

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds. Notes C(1) — C(3) below describe the various derivatives used by the Funds.

(1). Futures Contracts — International Value SMA Fund used index futures contracts to gain or reduce exposure to the market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — International Value SMA Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of October 31, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Swaps — Tax Aware Real Return SMA Fund engaged in inflation-linked swaps to provide inflation protection within its portfolio. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated

24	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.). These amounts are not reflected on the Fund’s Statements of Assets and Liabilities and are disclosed in the table below.

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2015 are as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Tax Aware Real Return SMA Fund	Collateral Posted	BNP Paribas	$(790)	$1,060

The Fund’s swap contracts are subject to master netting agreements.

The use of swaps exposes the Fund to interest rate risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

(4). Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2)

(a)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Tax Aware Real Return SMA Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Swaps
Interest rate contracts		$(1,120)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2015 (amounts in thousands):

Tax Aware Real Return SMA Fund

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
BNP Paribas	$790	$—	$(790	)(b)	$—
Deutsche Bank AG, New York	112	—	—		112
Royal Bank of Scotland	218	—	—		218

	$1,120	$—	$(790)		$330

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	25

(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.C. for actual swap collateral received or posted.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2015, by primary underlying risk exposure (amounts in thousands):

International Value SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(16)	$—	$(16)
Foreign exchange contracts	—	61	61

Total	$(16)	$61	$45

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Equity contracts	$44	$—	$44

Tax Aware Real Return SMA Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(719)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Swaps
Interest rate contracts	$(88)

The Funds’ derivative contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2015 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	International Value SMA Fund		Tax Aware Real Return SMA Fund
Futures Contracts
Average Notional Balance Long	$1,564		$—
Ending Notional Balance Long	1,775		—

Forward Foreign Currency Exchange Contracts
Average Settlement Value Sold	12,767	(a)	—
Ending Value Sold	—		—

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	—		14,846
Ending Notional Balance — Pays Fixed Rate	—		11,000

(a)	For the period April 1, 2015 through April 30, 2015.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

26	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — International Value SMA Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually for International Value SMA Fund and monthly for Tax Aware Real Return SMA Fund. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
International Value SMA Fund	$—	$147	$(147)

The reclassifications for the Fund relates primarily to foreign currency gains or losses and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, does not charge an advisory fee to the Funds. It should be understood, however, that the Funds are an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated directly or indirectly by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	27

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Funds’ shares. The Distributor receives no compensation in its capacity as the Funds’ underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. International Value SMA Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately on the Statements of Operations. For Tax Aware Real Return SMA Fund, payments to the custodian may be reduced by credits earned, if any, by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s Deferred Compensation Plan) are borne by the Funds pursuant to contractual arrangements with the Adviser through February 29, 2016.

For the year ended October 31, 2015, the Funds’ Adviser and the Administrator waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers	Contractual Reimbursements
International Value SMA Fund	$165	$232
Tax Aware Real Return SMA Fund	13	141

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for Tax Aware Real Return SMA Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral Management fees on the Statements of Operations.

G. Other — The Funds may invest in affiliated J.P. Morgan money market funds. The Funds’ Adviser and its affiliates provide services to and receive fees from the J.P. Morgan money market funds; therefore, the Adviser and its affiliates may indirectly receive fees, including advisory fees, from the Funds.

Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2015, International Value SMA Fund incurred brokerage commissions with broker-dealers affiliated with the Adviser of approximately $9,000.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
International Value SMA Fund	$217,238	$422,287
Tax Aware Real Return SMA Fund	59	9,238

During the year ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

28	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation		Net Unrealized Appreciation (Depreciation)
International Value SMA Fund	$96,515	$9,960	$5,137		$4,823
Tax Aware Real Return SMA Fund	11,538	877	—	(a)	877

(a)	Amount rounds to less than $1,000.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income		Tax-Exempt Distributions	Total Distributions Paid
International Value SMA Fund	$7,972		$—	$7,972
Tax Aware Real Return SMA Fund	—	(a)	486	486

(a)	Amount rounds to less than $1,000.

The tax character of distributions paid during the year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Tax-Exempt Distributions	Total Distributions Paid
International Value SMA Fund	$6,436	$—	$6,436
Tax Aware Real Return SMA Fund	1	722	723

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Tax Exempt Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
International Value SMA Fund	$3,259	$—	$(10,162)	$4,786
Tax Aware Real Return SMA Fund	—	2	(315)	(243)

For the Funds, the cumulative timing differences primarily consist of trustee deferred compensation and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2015, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Tax Aware Real Return SMA Fund	$302	$—

As of October 31, 2015, the Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	2019	Total
International Value SMA Fund	$10,162	$—	$—	$10,162
Tax Aware Real Return SMA Fund	—	9	4	13

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	29

During the year ended October 31, 2015, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
International Value SMA Fund	$3,785

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
International Value SMA Fund	$20,775	0.22%	2	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

International Value SMA Fund has several shareholders, which are accounts maintained by separately managed account sponsors on behalf of their clients, that own significant portions of the Fund’s outstanding shares. Tax Aware Real Return SMA Fund has a shareholder, which is an account maintained by a separately managed account sponsor on behalf of its clients, that owns all of the Fund’s outstanding shares. Significant shareholder transactions by these shareholders may impact the Funds’ performance.

International Value SMA Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws, or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2015, substantially all of the International Value SMA Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

As of October 31, 2015, International Value SMA Fund had the following country allocations representing greater than 10% of total investments.

France	Germany	Japan
12.8%	13.9%	33.3%

Tax Aware Real Return SMA Fund invests primarily in a portfolio of municipal debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

30	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Tax Aware Real Return SMA Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Value SMA Fund and JPMorgan Tax Aware Real Return SMA Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

32	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	33

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

34	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	35

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including administration fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October, 31 2015.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period†*	Annualized Expense Ratio†
International Value SMA Fund
Actual	$1,000.00	$938.30	$0.00	0.00%
Hypothetical	1,000.00	1,025.21	0.00	0.00

Tax Aware Real Return SMA Fund
Actual	1,000.00	995.80	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

†	Reflects the fact that no fees or expenses are borne by the Funds. The Funds are an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Funds and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

36	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in each Advisory Agreement, was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM did not earn fees from the Funds for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Adviser receives fees from sponsors of, and/or investors in, separately managed accounts that are invested in the Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that there was not an investment advisory fee charged to the Funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total

38	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance are summarized below:

The Trustees noted that the International Value SMA Fund’s performance was in the fifth, fifth and third quintiles for the one-, three-, and five-year periods ended December 31, 2014, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s analysis and various other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Tax Aware Real Return SMA Fund’s performance was in the fifth quintile for each of the one-, three-, and five-year periods ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, based upon this discussion, the Adviser’s analysis and various other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the fixed income committee at each of their regular meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser because the Funds are used only by managed-

account strategies advised or sub-advised by the Adviser, or to which the Adviser provides a model portfolio. The Trustees considered each Fund’s contractual advisory fee rate and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the expenses of each Fund after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s expense ratios are summarized below:

The Trustees noted that the International Value SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Tax Aware Real Return SMA Fund’s contractual advisory fee was 0.00% and that the actual total expenses were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2015	J.P. MORGAN SMA FUNDS	39

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Qualified Dividend Income
International Value SMA Fund	$4,814

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2015, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
International Value SMA Fund	$4,814	$577

Tax-Exempt Income

The Fund listed below had the following percentage, or maximum allowable percentage, of dividends paid from investment income that are exempt from federal income tax for the fiscal year ended October 31, 2015:

Exempt Distributions Paid
Tax Aware Real Return SMA Fund	99.98%

40	J.P. MORGAN SMA FUNDS	OCTOBER 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-SMA-1015

Annual Report

J.P. Morgan Specialty Funds

October 31, 2015

JPMorgan Global Natural Resources Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	1

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-30.82%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	1.77%
Euromoney Global Gold, Mining & Energy Index (net of foreign withholding taxes) (formerly HSBC Mining, Gold and Energy Index	-24.98%

Net Assets as of 10/31/2015 (In Thousands)	$32,717

INVESTMENT OBJECTIVE**

The JPMorgan Global Natural Resources Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKET PERFORM?

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August.

Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that did not halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index (the “S&P 500”) dropped 3.9%, and equity markets in Europe and Japan also fell. The sell-off also led to declines in emerging market currencies.

However, many equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 turned in its best one month performance since October 2011, Japan’s Nikkei Index had its biggest monthly gain since April 2013 and certain leading European indexes had their best monthly performance since 2009. While emerging market equities did participate in the October rebound, persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

Commodities prices generally remained under pressure during the twelve month reporting period. Prices for energy and many base metals hit lows not seen since the depths of the 2008 global financial crisis amid concerns about slower Chinese growth and excess supplies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2015, the Fund (Select Class Shares) underperformed both the MSCI World

Index (net of foreign withholding taxes) (the “Benchmark”) and the Euromoney Global Gold, Mining & Energy Index (net of foreign withholding taxes).

The Fund’s investments in the base metal and diversified sector and the energy sector were leading detractors from absolute performance during the twelve month reporting period, while the Fund’s investments in the diamonds and gold and precious metals sectors were the smallest detractors from absolute performance.

Leading individual detractors from the Fund’s performance relative to the Benchmark included Glencore PLC, First Quantum Minerals Ltd. and Freeport-McMoRan Inc. All three companies operate in the metals and mining sector, and their shares fell sharply amid declining global prices for metals, particularly copper.

Leading individual contributors to the Fund’s relative performance included Chevron Corp., Northern Star Resources Ltd. and Randgold Resources Ltd. The Fund purchased shares of Chevron, an integrated oil and gas company, late in the reporting period after the shares had fallen due to overall weakness in energy prices. The shares rose after the company reported better-than-expected results and job cuts. Both Northern Star Resources and Randgold Resources are primarily engaged in gold mining and benefitted from gold prices, which held up relatively well compared with energy prices and prices for base metals during the twelve month.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers invested in the equity securities of natural resource companies operating primarily in the gold and precious metals, energy and base metals sub-sectors. They used bottom-up fundamental research in an attempt to identify what they believed were attractively priced securities of companies that appeared positioned to grow their long-term earnings by increasing production and reserves. The Fund was invested across various sub-sectors within natural resources as well as across regions and market-capitalizations.

INFORMATION ABOUT YOUR FUND

At a November 11, 2015 Meeting, the Board of Trustees of the Fund approved the liquidation of the Fund, which occurred on December 16, 2015.

2	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Rio Tinto plc (United Kingdom)	5.8%
2.	BHP Billiton plc (Australia)	5.8
3.	Lundin Mining Corp (Canada).	5.3
4.	Goldcorp, Inc. (Canada)	4.9
5.	Anadarko Petroleum Corp. (United States)	3.7
6.	Lundin Petroleum AB (Sweden)	3.6
7.	Agnico-Eagle Mines Ltd. (Canada)	3.6
8.	EOG Resources, Inc. (United States)	3.4
9.	Chevron Corp. (United States)	3.3
10.	BG Group plc (United Kingdom)	3.1

PORTFOLIO COMPOSITION BY COUNTRY***
Canada	31.4%
United States	21.1
United Kingdom	13.9
Australia	7.5
Sweden	6.0
Netherlands	3.6
France	2.2
Russia	2.2
Switzerland	1.9
South Africa	1.5
Others (each less than 1.0%)	1.4
Short-Term Investment	7.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	3

JPMorgan Global Natural Resources Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2010
Without Sales Charge		(30.99)%	(20.83)%	(17.49)%
With Sales Charge*		(34.65)	(22.25)	(18.39)
CLASS C SHARES	November 30, 2010
Without CDSC		(31.33)	(21.25)	(17.91)
With CDSC**		(32.33)	(21.25)	(17.91)
CLASS R2 SHARES	November 30, 2010	(31.14)	(21.04)	(17.70)
CLASS R5 SHARES	November 30, 2010	(30.58)	(20.45)	(17.11)
CLASS R6 SHARES	November 30, 2011	(30.56)	(20.41)	(17.07)
SELECT CLASS SHARES	November 30, 2010	(30.82)	(20.64)	(17.29)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/10 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Class R6 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Natural Resources Fund, the MSCI World Index, the Euromoney Global Gold, Mining and Energy Index and the Lipper Global Natural Resources Funds Index from November 30, 2010 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Euromoney Global Gold, Mining and Energy Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. For the MSCI World Index, the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Natural Resources Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Euromoney Global Gold, Mining and Energy Index is comprised of three natural resources sector components which are each equally weighted to reflect 1/3 of the index: 1) the Mining component, consisting of the Euromoney Global Mining Index, excluding Gold, Coal and Uranium, 2) the Gold component, consisting of all gold producers found in the Euromoney Mining Gold and Energy Index, and 3) the Energy component, comprised of the Energy sector within the Euromoney Global Equities Index plus any Coal or Uranium companies in the Global Mining Index. The three components are rebalanced quarterly at the end of each March, June, September and December and the index is net of withholding taxes. The Lipper Global Natural Resources Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 93.1%
	Australia — 7.5%
202	Alumina Ltd.	155
182	Base Resources Ltd. (a)	8
118	BHP Billiton plc	1,889
202	Gascoyne Resources Ltd. (a)	14
447	Marengo Mining Ltd. (a)	1
154	OceanaGold Corp., CDI	278
163	Sarama Resources Ltd. (a)	10
49	Western Areas Ltd.	83
531	World Titanium Resources Ltd. (a)	13

		2,451

	Canada — 31.6%
64	Africa Oil Corp. (a)	80
42	Agnico-Eagle Mines Ltd.	1,175
5	ALX Uranium Corp. (a)	—	(h)
32	B2Gold Corp. (a)	35
74	Barrick Gold Corp.	569
158	Denison Mines Corp. (a)	64
125	Dundee Precious Metals, Inc. (a)	165
142	First Quantum Minerals Ltd.	758
468	Fission Uranium Corp. (a)	215
18	Franco-Nevada Corp.	902
125	Goldcorp, Inc.	1,602
71	Gran Tierra Energy, Inc. (a)	172
66	Ivanhoe Mines Ltd., Class A (a)	35
23	Kennady Diamonds, Inc. (a)	52
63	Loncor Resources, Inc. (a)	2
45	Lucara Diamond Corp.	56
514	Lundin Mining Corp. (a)	1,735
28	MEG Energy Corp. (a)	235
32	Mountain Province Diamonds, Inc. (a)	88
125	New Gold, Inc. (a)	308
115	North Arrow Minerals, Inc. (a)	22
138	Panoro Minerals Ltd. (a)	12
106	Parex Resources, Inc. (a)	796
126	Platinum Group Metals Ltd. (a)	30
71	Reservoir Minerals, Inc. (a)	241
19	Seven Generations Energy Ltd., Class A (a)	205
8	Silver Wheaton Corp.	105
454	Trevali Mining Corp. (a)	180
46	WesternZagros Resources Ltd. (a)	4
44	Whitecap Resources, Inc.	390
39	Yamana Gold, Inc.	86

		10,319

	Chile — 0.3%
12	Antofagasta plc	96

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — 2.2%
15	TOTAL S.A.	731

	Ireland — 0.1%
807	Kenmare Resources plc (a)	18

	Netherlands — 3.6%
44	Nostrum Oil & Gas plc	291
34	Royal Dutch Shell plc, Class B	896

		1,187

	Norway — 0.6%
195	DNO ASA (a)	197

	Russia — 2.2%
49	MMC Norilsk Nickel PJSC, ADR	725

	Singapore — 0.5%
4	InterOil Corp. (a)	165

	South Africa — 1.5%
304	Petra Diamonds Ltd.	350
408	Sierra Rutile Ltd. (a)	130

		480

	Sweden — 6.0%
41	Boliden AB	786
81	Lundin Petroleum AB (a)	1,178

		1,964

	Switzerland — 1.9%
161	Ferrexpo plc	84
313	Glencore plc (a)	540

		624

	United Kingdom — 13.9%
96	Acacia Mining plc	285
743	Amara Mining plc (a)	104
830	Amerisur Resources plc (a)	357
65	BG Group plc	1,025
250	Firestone Diamonds plc (a)	78
11	Gem Diamonds Ltd.	17
139	President Energy plc (a)	15
11	Randgold Resources Ltd., ADR	742
53	Rio Tinto plc	1,919
345	Tethys Petroleum Ltd. (a)	16

		4,558

	United States — 21.2%
64	Alcoa, Inc.	573
18	Anadarko Petroleum Corp.	1,218
87	BNK Petroleum, Inc. (a)	26
7	Cabot Oil & Gas Corp.	144

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	5

JPMorgan Global Natural Resources Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	United States — Continued
12	Chevron Corp.	1,092
13	EOG Resources, Inc.	1,114
83	Freeport-McMoRan, Inc.	979
18	Newmont Mining Corp.	343
13	Occidental Petroleum Corp.	984
50	Stillwater Mining Co. (a)	467

		6,940

	Total Common Stocks (Cost $46,406)	30,455

Short-Term Investment — 7.3%
	Investment Company — 7.3%
2,405	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $2,405)	2,405

	Total Investments — 100.4% (Cost $48,811)	32,860
	Liabilities in Excess of Other Assets — (0.4)%	(143)

	NET ASSETS — 100.0%	$32,717

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Diversified Metals & Mining	30.9%
Gold Mining	19.6
Oil & Gas Exploration & Production	19.6
Oil, Gas & Consumable Fuels	15.7
Precious Metals & Minerals	6.6
Others (each less than 1.0%)	0.3
Short-Term Investment	7.3

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ADR	— American Depositary Receipt
CDI	— CHESS Depositary Interest
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	— Amount rounds to less than $1,000.
(l)	— The rate shown is the current yield as of October 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are approximately $12,343,000 and 37.6%, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands, except per share amounts)

	Global Natural Resources Fund
ASSETS:
Investments in non-affiliates, at value	$30,455
Investments in affiliates, at value	2,405

Total investment securities, at value	32,860
Cash	93
Foreign currency, at value	19
Receivables:
Investment securities sold	17
Fund shares sold	7
Dividends from non-affiliates	15
Dividends from affiliates	—	(a)
Tax reclaims	23
Due from Adviser	7
Other assets	19

Total Assets	33,060

LIABILITIES:
Payables:
Investment securities purchased	251
Accrued liabilities:
Distribution fees	1
Shareholder servicing fees	7
Custodian and accounting fees	21
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Audit fees	52
Other	11

Total Liabilities	343

Net Assets	$32,717

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

Global Natural Resources Fund
NET ASSETS:
Paid-in-Capital	$84,118
Accumulated undistributed (distributions in excess of) net investment income	431
Accumulated net realized gains (losses)	(35,880)
Net unrealized appreciation (depreciation)	(15,952)

Total Net Assets	$32,717

Net Assets:
Class A	$2,476
Class C	804
Class R2	17
Class R5	16
Class R6	16
Select Class	29,388

Total	$32,717

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	436
Class C	144
Class R2	3
Class R5	3
Class R6	3
Select Class	5,171

Net Asset Value (a):
Class A — Redemption price per share	$5.67
Class C — Offering price per share (b)	5.59
Class R2 — Offering and redemption price per share	5.66
Class R5 — Offering and redemption price per share	5.82
Class R6 — Offering and redemption price per share	5.70
Select Class — Offering and redemption price per share	5.68
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$5.98

Cost of investments in non-affiliates	$46,406
Cost of investments in affiliates	2,405
Cost of foreign currency	19

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015

(Amounts in thousands)

Global Natural Resources Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)
Dividend income from non-affiliates	1,004
Dividend income from affiliates	2
Foreign taxes withheld	(16)

Total investment income	990

EXPENSES:
Investment advisory fees	315
Administration fees	32
Distribution fees:
Class A	7
Class C	6
Class R2	— (a)
Shareholder servicing fees:
Class A	7
Class C	2
Class R2	— (a)
Class R5	— (a)
Select Class	89
Custodian and accounting fees	41
Interest expense to affiliates	— (a)
Professional fees	73
Trustees’ and Chief Compliance Officer’s fees	— (a)
Printing and mailing costs	14
Registration and filing fees	78
Transfer agent fees	9
Sub-transfer agent fees (See Note 2.D)	4
Other	7

Total expenses	684

Less fees waived	(258)
Less expense reimbursements	(7)

Net expenses	419

Net investment income (loss)	571

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(8,292)
Foreign currency transactions	(9)

Net realized gain (loss)	(8,301)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,458)
Foreign currency translations	(1)

Change in net unrealized appreciation/depreciation	(6,459)

Net realized/unrealized gains (losses)	(14,760)

Change in net assets resulting from operations	$(14,189)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Natural Resources Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$571	$311
Net realized gain (loss)	(8,301)	(1,187)
Change in net unrealized appreciation/depreciation	(6,459)	(6,516)

Change in net assets resulting from operations	(14,189)	(7,392)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(13)
Class C
From net investment income	—	(1)
Class R2
From net investment income	—	— (a)
Class R5
From net investment income	— (a)	— (a)
Class R6
From net investment income	(1)	(1)
Select Class
From net investment income	(180)	(221)

Total distributions to shareholders	(182)	(236)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,164	11,123

NET ASSETS:
Change in net assets	(8,207)	3,495
Beginning of period	40,924	37,429

End of period	$32,717	$40,924

Accumulated undistributed (distributions in excess of) net investment income	$431	$(130)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Natural Resources Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,446	$2,202
Distributions reinvested	1	13
Cost of shares redeemed	(1,361)	(2,370)

Change in net assets resulting from Class A capital transactions	$1,086	$(155)

Class C
Proceeds from shares issued	$798	$481
Distributions reinvested	—	1
Cost of shares redeemed	(400)	(337)

Change in net assets resulting from Class C capital transactions	$398	$145

Class R2
Proceeds from shares issued	$— (a)	$—	(a)
Distributions reinvested	—	—	(a)
Cost of shares redeemed	(4)	—

Change in net assets resulting from Class R2 capital transactions	$(4)	$—	(a)

Class R5
Proceeds from shares issued	$— (a)	$1
Distributions reinvested	— (a)	—	(a)
Cost of shares redeemed	(5)	(4)

Change in net assets resulting from Class R5 capital transactions	$(5)	$(3)

Class R6
Distributions reinvested	$— (a)	$—	(a)
Cost of shares redeemed	(8)	—

Change in net assets resulting from Class R6 capital transactions	$(8)	$—	(a)

Select Class
Proceeds from shares issued	$4,891	$11,391
Distributions reinvested	180	219
Cost of shares redeemed	(374)	(474)

Change in net assets resulting from Select Class capital transactions	$4,697	$11,136

Total change in net assets resulting from capital transactions	$6,164	$11,123

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

	Global Natural Resources Fund
	Year Ended October 31, 2015		Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A
Issued	330		223
Reinvested	—	(a)	1
Redeemed	(202)		(241)

Change in Class A Shares	128		(17)

Class C
Issued	120		49
Reinvested	—		—	(a)
Redeemed	(62)		(35)

Change in Class C Shares	58		14

Class R2
Issued	—	(a)	—	(a)
Reinvested	—		—	(a)
Redeemed	—	(a)	—

Change in Class R2 Shares	—	(a)	—	(a)

Class R5
Issued	—	(a)	—	(a)
Reinvested	—	(a)	—	(a)
Redeemed	—	(a)	(1)

Change in Class R5 Shares	—	(a)	(1)

Class R6
Reinvested	—	(a)	—	(a)
Redeemed	(1)		—

Change in Class R6 Shares	(1)		—	(a)

Select Class
Issued	644		1,117
Reinvested	23		24
Redeemed	(53)		(50)

Change in Select Class Shares	614		1,091

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Global Natural Resources Fund
Class A
Year Ended October 31, 2015	$8.22	$0.09	(f)	$(2.64)	$(2.55)	$— (h)	$—
Year Ended October 31, 2014	9.63	0.05	(f)	(1.42)	(1.37)	(0.04)	—
Year Ended October 31, 2013	11.68	0.03	(f)	(1.89)	(1.86)	(0.19)	—
Year Ended October 31, 2012	13.57	0.02	(f)	(1.84)	(1.82)	(0.07)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.02	)(f)	(1.41)	(1.43)	—	—	(h)

Class C
Year Ended October 31, 2015	8.14	0.06	(f)	(2.61)	(2.55)	—	—
Year Ended October 31, 2014	9.55	—	(f)(h)	(1.40)	(1.40)	(0.01)	—
Year Ended October 31, 2013	11.58	(0.01	)(f)	(1.90)	(1.91)	(0.12)	—
Year Ended October 31, 2012	13.51	(0.04	)(f)	(1.83)	(1.87)	(0.06)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.09	)(f)	(1.40)	(1.49)	—	—	(h)

Class R2
Year Ended October 31, 2015	8.22	0.07	(f)	(2.63)	(2.56)	—	—
Year Ended October 31, 2014	9.63	0.02	(f)	(1.41)	(1.39)	(0.02)	—
Year Ended October 31, 2013	11.68	0.02	(f)	(1.92)	(1.90)	(0.15)	—
Year Ended October 31, 2012	13.54	(0.02	)(f)	(1.83)	(1.85)	(0.01)	—
November 30, 2010 (g) through October 31, 2011	15.00	(0.06	)(f)	(1.40)	(1.46)	—	—	(h)

Class R5
Year Ended October 31, 2015	8.44	0.12	(f)	(2.69)	(2.57)	(0.05)	—
Year Ended October 31, 2014	9.89	0.09	(f)	(1.46)	(1.37)	(0.08)	—
Year Ended October 31, 2013	11.74	0.09	(f)	(1.94)	(1.85)	—	—
Year Ended October 31, 2012	13.63	0.07	(f)	(1.85)	(1.78)	(0.11)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.04	(f)	(1.41)	(1.37)	—	—	(h)

Class R6
Year Ended October 31, 2015	8.27	0.12	(f)	(2.63)	(2.51)	(0.06)	—
Year Ended October 31, 2014	9.69	0.10	(f)	(1.43)	(1.33)	(0.09)	—
Year Ended October 31, 2013	11.75	(0.01	)(f)	(1.81)	(1.82)	(0.24)	—
November 30, 2011 (k) through October 31, 2012	13.49	0.08	(f)	(1.71)	(1.63)	(0.11)	—

Select Class
Year Ended October 31, 2015	8.25	0.10	(f)	(2.63)	(2.53)	(0.04)	—
Year Ended October 31, 2014	9.67	0.07	(f)	(1.43)	(1.36)	(0.06)	—
Year Ended October 31, 2013	11.72	0.07	(f)	(1.90)	(1.83)	(0.22)	—
Year Ended October 31, 2012	13.60	0.05	(f)	(1.85)	(1.80)	(0.08)	—
November 30, 2010 (g) through October 31, 2011	15.00	0.02	(f)	(1.42)	(1.40)	—	—	(h)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.
(i)	Due to the size of net assets and fixed expense, ratios are disproportionate with other classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (d)		Portfolio turnover rate (b)(e)

$5.67	(30.99)%	$2,476	1.29%		1.29%		2.11%		39%
8.22	(14.26)	2,529	1.29		0.51		2.00		30
9.63	(16.14)	3,126	1.29		0.33		2.00		26
11.68	(13.45)	4,519	1.30		0.16		1.88		38
13.57	(9.53)	3,377	1.29	(j)	(0.15	)(j)	2.00	(i)(j)	23

5.59	(31.33)	804	1.79		0.83		2.59		39
8.14	(14.69)	701	1.79		0.01		2.49		30
9.55	(16.63)	690	1.80		(0.07)		2.54		26
11.58	(13.88)	768	1.80		(0.36)		2.38		38
13.51	(9.93)	607	1.79	(j)	(0.63	)(j)	2.60	(i)(j)	23

5.66	(31.14)	17	1.54		0.95		2.73		39
8.22	(14.46)	30	1.54		0.24		2.25		30
9.63	(16.43)	35	1.55		0.20		2.29		26
11.68	(13.68)	39	1.55		(0.13)		2.12		38
13.54	(9.73)	45	1.54	(j)	(0.46	)(j)	3.90	(i)(j)	23

5.82	(30.58)	16	0.84		1.65		2.03		39
8.44	(13.90)	29	0.84		0.94		1.56		30
9.89	(15.76)	36	0.85		0.89		1.59		26
11.74	(13.11)	40	0.85		0.53		1.43		38
13.63	(9.13)	22,816	0.84	(j)	0.34	(j)	1.26	(i)(j)	23

5.70	(30.56)	16	0.79		1.70		1.86		39
8.27	(13.84)	32	0.79		0.99		1.50		30
9.69	(15.75)	37	0.80		(0.06)		1.25		26
11.75	(12.14)	29,103	0.79		0.74		1.37		38

5.68	(30.82)	29,388	1.04		1.47		1.70		39
8.25	(14.09)	37,603	1.04		0.77		1.73		30
9.67	(15.90)	33,505	1.05		0.66		1.78		26
11.72	(13.27)	41,778	1.05		0.43		1.62		38
13.60	(9.33)	43,081	1.05	(j)	0.12	(j)	1.83	(i)(j)	23

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered (See Note 8)	Diversified/Non-Diversified
Global Natural Resources Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

16	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,451	$—	$2,451
Canada	9,976	343	—	10,319
Chile	—	96	—	96
France	—	731	—	731
Ireland	18	—	—	18
Netherlands	291	896	—	1,187
Norway	—	197	—	197
Russia	—	725	—	725
Singapore	165	—	—	165
South Africa	130	350	—	480
Sweden	—	1,964	—	1,964
Switzerland	84	540	—	624
United Kingdom	774	3,784	—	4,558
United States	6,940	—	—	6,940

Total Common Stocks	18,378	12,077	—	30,455

Short-Term Investment
Investment Company	2,405	—	—	2,405

Total Investments in Securities	$20,783	$12,077	$—	$32,860

Transfers from Level 1 to Level 2 in the amount of approximately $2,093,000 are due to applying the fair value factors to certain securities as of October 31, 2015.

Transfers from Level 1 to Level 2 in the amount of approximately $343,000 are due to decreased trading volume in certain securities as of October 31, 2015.

There were no significant transfers between Level 2 and Level 1.

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the year ended October 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Class R5		Select Class		Total
Sub-transfer agent fees	$3	$1	$—	(a)	$—	(a)	$—	(a)	$4

(a)	Amount rounds to less than $1,000.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$172	$(172)

The reclassifications for the Fund relate primarily to investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at the annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C, and Class R2 Shares, respectively.

18	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2015, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$2	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.30%	1.80%	1.55%	0.85%	0.80%	1.05%

The expense limitation agreement was in effect for the year ended October 31, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the year ended October 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
$215	$32	$6	$253	$7

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended October 31, 2015 were approximately $5,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

During the year ended October 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2015, the Fund incurred less than $1,000 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$19,092	$13,927

During the year ended October 31, 2015, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$49,487	$749	$(17,376)	$(16,627)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended October 31, 2015, was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$182	$—	$182

The tax character of distributions paid during the year ended October 31, 2014, was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$236	$—	$236

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$493	$(35,265)	$(16,629)

The cumulative timing differences primarily consist of wash sale loss deferrals and mark to market of PFICs.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

20	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

At October 31, 2015, the Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$8,426	$25,036

At October 31, 2015, the Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019	Total
$1,802	$1,802

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of October 31, 2015 the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate, 71.9% of the net assets of the Fund.

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2015, the Fund had the following country allocations representing greater than 10% of the Fund’s total investments:

Canada	United Kingdom	United States
31.4%	13.9%	21.1%

As of October 31, 2015, the Fund invested approximately 30.9% of its total investments in the Diversified Metals & Mining industry.

Because the Fund invests a substantial portion of its assets in the natural resources sector, events that affect natural resources will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. In addition, certain natural resources sub-sectors are subject to greater governmental regulation than are other industries; therefore, changes in tax and other government regulations may be more likely to adversely affect the Fund.

8. Subsequent Event

At their meeting on November 11, 2015, the Board of the Fund approved the liquidation of the Fund, which occurred on December 16, 2015. Effective November 16, 2015, the Fund no longer accepted purchase orders from new investors.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Natural Resources Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Natural Resources Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provides a reasonable basis for our opinion.

As discussed in Note 8 to the financial statements, on November 11, 2015, the Board of Trustees approved the liquidation of the Fund, which occurred on December 16, 2015.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

22	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	23

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

24	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	25

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Global Natural Resources Fund
Class A
Actual	$1,000.00	$720.50	$5.59	1.29%
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class C
Actual	1,000.00	717.60	7.75	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class R2
Actual	1,000.00	719.20	6.67	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R5
Actual	1,000.00	722.10	3.65	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R6
Actual	1,000.00	722.40	3.43	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Select Class
Actual	1,000.00	720.80	4.51	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

26	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015. Subsequent to this approval, at a meeting held on November 11, 2015, the Trustees approved the liquidation of the Fund on or about December 16, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

28	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the fifth quintile for both Class A and Select Class shares for each of the one- and three-year periods ended December 31, 2014, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis and various other factors, concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the equity committee at each of their regular meetings over the course of the next year. At their meeting held on November 11, 2015, the Trustees approved the liquidation of the Fund on or about December 16, 2015.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2015	J.P. MORGAN SPECIALTY FUNDS	29

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 15.92%, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2015.

Qualified Dividend Income (QDI)

The Fund had approximately $182,000 or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015.

30	J.P. MORGAN SPECIALTY FUNDS	OCTOBER 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-SPEC2-1015

Annual Report

J.P. Morgan Funds

October 31, 2015

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

Twelve Months Ended October 31, 2015 (Unaudited)

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August. Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard & Poor’s 500 Index (the “S&P 500”) dropped 3.9%, and equity markets in Europe and Japan also fell. The sell-off also led to declines in emerging market currencies.

However, most equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index rose the most since April 2013 and leading European indexes had their best performance since 2009. While emerging market equities did participate in the October rebound, persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

While increasing financial market volatility drove some investors to the safe haven of fixed income assets, large sectors of the bond market remained under pressure from historically low interest rates. U.S. Treasury bond yields, which generally move in the opposite direction of prices, declined on bonds of shorter maturities and remained essentially flat on bonds of longer maturities.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2015

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.56%
Morgan Stanley Capital International (“MSCI”)
World Index (net of foreign withholding taxes)	1.77%
Barclays U.S. Aggregate Index	1.96%
Global Allocation Composite Benchmark	2.09%

Net Assets as of 10/31/2015 (In Thousands)	$774,417

INVESTMENT OBJECTIVE**

The JPMorgan Global Allocation Fund (the “Fund”) seeks to maximize long-term total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2015, the Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”), the Barclays U.S. Aggregate Index and the Global Allocation Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund’s allocation to high yield debt securities (also known as “junk bonds”) was the main detractor relative to the Benchmark for the twelve month reporting period. High yield bonds underperformed both developed market equities as measured by the Benchmark as well as the Composite Benchmark.

The Fund’s holdings in developed market equity securities and its bias away from emerging market equities and currencies were positive contributors to relative performance amid weakness in global oil prices and uncertainty around monetary policy from the U.S. Federal Reserve.

The Fund managers’ decision to hedge exposure to the Euro, the British pound and the Japanese yen also helped relative performance as the U.S. dollar rose against other developed market currencies

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to maintain a constructive view on developed market equities and extended credit. The Fund’s developed market equity exposure increased given the portfolio managers’ views on the strength of developed economies. Japanese equity exposure increased after Japan’s central bank stimulus plans were announced in the second half of the year, which provided support to asset prices. The managers also reduced the Fund’s emerging market exposure given what they viewed as historical vulnerabilities to a stronger dollar as well as the potential for rising U.S. interest rates. In fixed income assets, the Fund managers maintained a positive view on credit as expressed through high yield bonds and non-agency mortgages. Within core fixed income, the Fund was underweight in shorter maturities that may be vulnerable to changes in interest rates and overweight in longer maturities that may be subject to foreign demand and inflation expectations.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	3

JPMorgan Global Allocation Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	France Government Bond OAT, (France), 1.750%, 11/25/24	2.4%
2.	Italy Buoni Poliennali Del Tesoro, (Italy), 3.500%, 11/01/17	1.8
3.	Italy Buoni Poliennali Del Tesoro, (Italy), 5.500%, 11/01/22	1.7
4.	Bundesrepublik Deutschland, (Germany), 0.500%, 02/15/25	1.5
5.	U.S. Treasury Notes, (United States), 0.375%, 01/31/16	1.2
6.	U.S. Treasury Notes ((United States), 2.125%, 06/30/22	1.0
7.	Kingdom of Spain, (Spain), 4.000%, 04/30/20	0.9
8.	United Kingdom Gilt, (United Kingdom), 2.000%, 01/22/16	0.8
9.	United Kingdom Gilt, (United Kingdom), 4.000%, 09/07/16	0.8
10.	United Kingdom Gilt, (United Kingdom), 8.000%, 12/07/15	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	47.3%
United Kingdom	7.1
France	4.8
Italy	4.5
Japan	4.4
Germany	3.2
Switzerland	2.1
Spain	1.4
Netherlands	1.3
Australia	1.1
India	1.1
Canada	1.0
South Africa	1.0
Hong Kong	1.0
Others (each less than 1.0%)	7.1
Short-Term Investment	11.6

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2011
Without Sales Charge		1.33%	8.27%	5.46%
With Sales Charge**		(3.24)	6.63	4.36
CLASS C SHARES	May 31, 2011
Without CDSC		0.84	7.71	4.93
With CDSC***		(0.16)	7.71	4.93
CLASS R2 SHARES	May 31, 2011	1.08	7.99	5.19
SELECT CLASS SHARES	May 31, 2011	1.56	8.53	5.72

**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/11 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Allocation Fund, the MSCI World Index, the Global Allocation Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2011 to October 31, 2015 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Global Allocation Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Global Allocation Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Global Flexible Portfolio Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Subsequent to the inception date of the Fund through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	5

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.03)%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)	1.77%
Barclays U.S. Aggregate Index	1.96%
Income Builder Composite Benchmark	2.09%

Net Assets as of 10/31/2015 (In Thousands)	$12,521,350

INVESTMENT OBJECTIVE**

The JPMorgan Income Builder Fund (the “Fund”) seeks to maximize income while maintaining prospects for capital appreciation.

INVESTMENT APPROACH

J.P. Morgan’s Multi-Asset Solutions team (the “Team”) combined capital markets research and asset allocation with the insights of specialist asset class teams to construct a broadly diversified portfolio of income producing securities that the Team believed would perform well given the Team’s market views. The underlying specialist teams built portfolios of their highest conviction securities with what they believed to be the best opportunities for yield and total return on a risk-adjusted basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended October 31, 2015, the Fund’s Class A Shares, without a sales charge, underperformed the MSCI World Index (net of foreign withholding taxes) and the Income Builder Composite Benchmark (the “Composite Benchmark”), which is composed of 60% MSCI World Index (net of foreign withholding taxes) and 40% Barclays U.S. Aggregate Index.

The Fund’s Class A Shares, without a sales charge, underperformed its Composite Benchmark as the Fund’s holding in high yield debt (also known as “junk bonds”) underperformed both the MSCI World Index (net of foreign withholding taxes)

and the Barclays U.S. Aggregate Index. A small allocation to emerging market equities also detracted from performance relative to the Composite Benchmark. Conversely, the Fund’s holdings in global real estate investment trusts were a positive contributor to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers positioned the Fund to pursue income. While they continued to maintain a positive view on global equities, they reduced their equity allocation over the twelve month reporting period to pursue opportunities in high yield debt and investment grade fixed income securities that they believed were more attractive. The Fund was invested in globally oriented companies that the Team believed would have yields that, despite near-term volatility, would prove resilient in a low interest rate environment. Proceeds from the Fund’s moderate reduction in equities were used to add to its allocation to high yield debt and investment grade fixed income. The portfolio managers believed that global investors’ desire for yield and the managers’ low expectation for defaults provided a solid backdrop for stable performance in high yield bonds.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	Microsoft Corp. (United States) (Common Stock)	0.8%
2.	U.S. Treasury Notes, 0.375%, 01/31/16 (United States) (U.S. Treasury Obligation)	0.8
3.	Home Depot, Inc. (The) (United States) (Common Stock).	0.7
4.	Unibail-Rodamco SE, (France) (Common Stock)	0.7
5.	Occidental Petroleum Corp. (United States) (Common Stock)	0.7
6.	Wells Fargo & Co. (United States) (Common Stock)	0.7
7.	Altria Group, Inc. (United States) (Common Stock)	0.7
8.	GlaxoSmithKline plc, (United Kingdom) (Common Stock).	0.5
9.	Pfizer, Inc. (United States) (Common Stock)	0.5
10.	Merck & Co., Inc. (United States) (Common Stock).	0.5

PORTFOLIO COMPOSITION BY COUNTRY*
United States	59.7%
United Kingdom	8.3
France	3.5
Canada	2.2
Netherlands	1.8
Switzerland	1.7
Germany	1.7
Japan	1.6
Luxembourg	1.6
Australia	1.3
Spain	1.3
Finland	1.0
Others (each less than 1.0%)	11.9
Short-Term Investment	2.4

*	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	7

JPMorgan Income Builder Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION

CLASS A SHARES	May 31, 2007
Without Sales Charge		(0.03)	6.20	5.21
With Sales Charge**		(4.52)	5.23	4.64
CLASS C SHARES	May 31, 2007
Without CDSC		(0.62)	5.67	4.69
With CDSC***		(1.62)	5.67	4.69
SELECT CLASS SHARES	May 31, 2007	0.12	6.37	5.40

**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/31/07 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2007.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Income Builder Fund, the MSCI World Index, the Barclays U.S. Aggregate Index, the Income Builder Composite Benchmark and the Lipper Global Flexible Portfolio Funds Index from May 31, 2007 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI World Index, the Barclays U.S. Aggregate Index and the Income Builder Composite Benchmark do not reflect the deduction of expenses or a sales charge associated with a mutual fund and have been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI World Index assumes the dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper Global Flexible Portfolio Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Income Builder Composite Benchmark is a composite benchmark comprised of unmanaged indexes that includes 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. The Lipper Global Flexible Portfolio Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

From the inception of the Fund through December 18, 2009, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted. Class A Shares have a $1,000 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2015

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 5.5%
	United States — 5.5%
	ACE Securities Corp. Home Equity Loan Trust,
1,823	Series 2003-HE1, Class M1, VAR, 1.172%, 11/25/33	1,700
487	Series 2003-NC1, Class M1, VAR, 1.367%, 07/25/33	463
454	Series 2004-HE4, Class M1, VAR, 1.172%, 12/25/34	445
164	Series 2005-HE7, Class A1B2, VAR, 0.797%, 11/25/35	159
	Ameriquest Mortgage Securities, Inc.,
347	Series 2003-10, Class M1, VAR, 1.247%, 12/25/33	323
347	Series 2003-10, Class M2, VAR, 2.747%, 12/25/33	334
568	Series 2004-FR1W, Class A6, VAR, 4.815%, 05/25/34	568
224	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-11, Class M3, VAR, 2.987%, 12/25/33	210
472	Amortizing Residential Collateral Trust, Series 2004-1, Class M5, VAR, 2.072%, 10/25/34	437
983	Argent Securities, Inc., Series 2004-W4, Class A, VAR, 0.717%, 03/25/34	910
203	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-W9, Class M2, VAR, 2.777%, 01/25/34	194
1,011	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1, VAR, 1.246%, 01/15/34	937
	Bear Stearns Asset-Backed Securities I Trust,
1,148	Series 2004-HE6, Class M2, VAR, 2.072%, 08/25/34	1,082
1,255	Series 2004-FR2, Class M3, VAR, 1.997%, 06/25/34	1,210
	Bear Stearns Asset-Backed Securities Trust,
739	Series 2004-1, Class M1, VAR, 1.172%, 06/25/34	702
238	Series 2004-2, Class M1, VAR, 1.397%, 08/25/34	216
1,462	Chase Funding Trust, Series 2002-2, Class 2M1, VAR, 1.097%, 02/25/32	1,399
	Countrywide Asset-Backed Certificates,
55	Series 2002-3, Class M1, VAR, 1.322%, 03/25/32	54
72	Series 2002-4, Class M1, VAR, 1.322%, 12/25/32	67
671	Series 2003-BC4, Class M2, VAR, 1.547%, 06/25/33	652

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
372	Series 2003-BC6, Class M2, VAR, 1.922%, 10/25/33	334
156	Series 2004-2, Class M1, VAR, 0.947%, 05/25/34	148
670	Series 2004-3, Class M1, VAR, 0.947%, 06/25/34	637
803	Series 2005-AB3, Class 1A1, VAR, 0.447%, 02/25/36	705
1,149	Countrywide Partnership Trust, Series 2004-EC1, Class M2, VAR, 1.142%, 01/25/35	1,040
	Credit-Based Asset Servicing and Securitization LLC,
689	Series 2004-CB5, Class M1, VAR, 1.112%, 01/25/34	642
200	Series 2005-CB1, Class M2, VAR, 1.292%, 01/25/35	180
322	CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1, VAR, 0.947%, 03/25/34	308
108	CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class M2, VAR, 1.172%, 10/25/34	102
399	Equity One Mortgage Pass-Through Trust, Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	386
672	First Franklin Mortgage Loan Trust, Series 2005-FF10, Class A1, VAR, 0.497%, 11/25/35	595
	Fremont Home Loan Trust,
71	Series 2003-B, Class M2, VAR, 2.627%, 12/25/33	69
1,833	Series 2004-A, Class M1, VAR, 1.022%, 01/25/34	1,667
16	Series 2005-D, Class 2A3, VAR, 0.447%, 11/25/35	16
	GSAMP Trust,
508	Series 2004-AR1, Class M1, VAR, 1.172%, 06/25/34	483
828	Series 2004-OPT, Class M1, VAR, 1.067%, 11/25/34	757
451	Series 2006-HE3, Class A2C, VAR, 0.357%, 05/25/46	404
	Home Equity Asset Trust,
852	Series 2003-3, Class M1, VAR, 1.487%, 08/25/33	811
447	Series 2004-7, Class M1, VAR, 1.127%, 01/25/35	423
	Home Equity Mortgage Loan Asset-Backed Trust,
343	Series 2004-B, Class M3, VAR, 1.397%, 11/25/34	319

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	9

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
381	Series 2004-B, Class M8, VAR, 3.497%, 11/25/34	310
	Long Beach Mortgage Loan Trust,
950	Series 2004-3, Class M2, VAR, 1.097%, 07/25/34	910
715	Series 2004-3, Class M4, VAR, 1.809%, 07/25/34	666
	MASTR Asset-Backed Securities Trust,
192	Series 2003-NC1, Class M5, VAR, 6.197%, 04/25/33	178
1,754	Series 2004-WMC2, Class M1, VAR, 1.097%, 04/25/34	1,627
1,172	Series 2005-NC1, Class M2, VAR, 0.947%, 12/25/34	1,121
	Morgan Stanley ABS Capital I, Inc. Trust,
345	Series 2003-HE2, Class M2, VAR, 2.672%, 08/25/33	332
988	Series 2004-HE6, Class M1, VAR, 1.022%, 08/25/34	941
40	Series 2004-HE8, Class M3, VAR, 1.322%, 09/25/34	37
508	Series 2004-NC5, Class M1, VAR, 1.097%, 05/25/34	464
605	Series 2004-NC6, Class M2, VAR, 2.072%, 07/25/34	560
983	Series 2004-NC7, Class M2, VAR, 1.127%, 07/25/34	945
75	Series 2005-HE1, Class M3, VAR, 0.977%, 12/25/34	63
486	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3, VAR, 1.177%, 02/25/33	458
340	NovaStar Mortgage Funding Trust, Series 2003-2, Class M3, VAR, 3.572%, 09/25/33	302
	Option One Mortgage Loan Trust,
840	Series 2004-1, Class M1, VAR, 1.097%, 01/25/34	782
49	Series 2004-3, Class M2, VAR, 1.052%, 11/25/34	45
1,721	Pretium Mortgage Credit Partners I, Series 2015-NPL3, Class A1, SUB, 4.125%, 10/27/30 (e)	1,709
	RAMP Trust,
151	Series 2005-EFC4, Class M2, VAR, 0.637%, 09/25/35	148
783	Series 2006-EFC2, Class A3, VAR, 0.357%, 12/25/36	751

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
224	RASC Trust, Series 2001-KS2, Class AI5, SUB, 7.514%, 06/25/31	232
	Renaissance Home Equity Loan Trust,
572	Series 2003-2, Class A, VAR, 1.077%, 08/25/33	537
427	Series 2003-2, Class M1, VAR, 1.431%, 08/25/33	392
271	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	275
	Saxon Asset Securities Trust,
516	Series 2003-3, Class M1, VAR, 1.172%, 12/25/33	485
405	Series 2006-2, Class A3C, VAR, 0.347%, 09/25/36	375
727	Securitized Asset-Backed Receivables LLC Trust, Series 2004-OP2, Class M1, VAR, 1.172%, 08/25/34	675
1,040	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.097%, 11/25/34	964
	Structured Asset Investment Loan Trust,
491	Series 2003-BC11, Class M1, VAR, 1.172%, 10/25/33	474
511	Series 2004-6, Class A3, VAR, 0.997%, 07/25/34	481
539	Series 2004-7, Class M2, VAR, 1.322%, 08/25/34	465
88	Series 2004-BNC1, Class A5, VAR, 1.437%, 09/25/34	84
603	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, VAR, 0.367%, 12/25/36	518
986	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.875%, 09/25/45 (e)	984
	Wells Fargo Home Equity Asset-Backed Securities Trust,
81	Series 2004-2, Class M6, VAR, 3.017%, 10/25/34	79
97	Series 2004-2, Class M8A, VAR, 4.697%, 10/25/34 (e)	91
1,067	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1, Class 1A, VAR, 0.497%, 04/25/34	1,011

	Total Asset-Backed Securities (Cost $42,539)	42,559

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — 4.3%
	Non-Agency CMO — 4.3%
	United States — 4.3%
	Alternative Loan Trust
9	Series 2004-4CB, Class 1A1, 4.250%, 04/25/34	9
143	Series 2004-24CB, Class 1A1, 6.000%, 11/25/34	145
782	Series 2004-27CB, Class A1, 6.000%, 12/25/34	778
742	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	721
194	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	198
161	Series 2005-11CB, Class 2A1, 5.500%, 06/25/35	162
36	Series 2005-19CB, Class A2, IF, 16.507%, 06/25/35 (u)	44
149	Banc of America Funding Trust, Series 2005-6, Class 1A2, 5.500%, 10/25/35	142
	Bear Stearns ALT-A Trust
145	Series 2005-4, Class 23A1, VAR, 2.584%, 05/25/35	140
290	Series 2005-4, Class 23A2, VAR, 2.584%, 05/25/35	286
367	Series 2005-7, Class 12A3, VAR, 0.877%, 08/25/35	337
	Bear Stearns ARM Trust
870	Series 2004-3, Class 2A, VAR, 2.639%, 07/25/34	849
302	Series 2005-5, Class A2, VAR, 2.480%, 08/25/35	303
517	Series 2005-9, Class A1, VAR, 2.660%, 10/25/35	509
	Chase Mortgage Finance Trust
123	Series 2005-S1, Class 1A9, 5.500%, 05/25/35	123
401	Series 2006-S4, Class A5, 6.000%, 12/25/36	359
229	Series 2007-A1, Class 1A1, VAR, 2.642%, 02/25/37	232
311	Series 2007-A1, Class 8A1, VAR, 2.694%, 02/25/37	314
369	Series 2007-A2, Class 2A1, VAR, 2.656%, 07/25/37	372
	CHL Mortgage Pass-Through Trust
161	Series 2004-9, Class A7, 5.250%, 06/25/34	166
523	Series 2004-25, Class 2A1, VAR, 0.877%, 02/25/35	456
297	Series 2004-HYB7, Class 1A1, VAR, 2.623%, 11/20/34	294
328	Series 2004-HYB7, Class 1A2, VAR, 2.623%, 11/20/34	325

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
371	Series 2006-21, Class A14, 6.000%, 02/25/37	356
440	Series 2007-10, Class A4, 5.500%, 07/25/37	382
	Citigroup Mortgage Loan Trust, Inc.
797	Series 2005-3, Class 2A2A, VAR, 2.708%, 08/25/35	791
444	Series 2005-4, Class A, VAR, 2.781%, 08/25/35	439
881	Series 2005-6, Class A1, VAR, 2.430%, 09/25/35	882
309	Series 2005-11, Class A2A, VAR, 2.730%, 10/25/35	306
	Credit Suisse First Boston Mortgage Securities Corp.
111	Series 2003-25, Class 2A1, 4.500%, 10/25/18	111
844	Series 2004-8, Class 5A1, 6.000%, 12/25/34	872
202	Series 2005-1, Class 3A4, 5.250%, 05/25/28	201
	GSR Mortgage Loan Trust
776	Series 2004-11, Class 2A2, VAR, 2.827%, 09/25/34	764
405	Series 2005-AR6, Class 1A1, VAR, 2.731%, 09/25/35	408
339	Series 2005-AR6, Class 4A5, VAR, 2.812%, 09/25/35	342
	Impac CMB Trust
165	Series 2004-6, Class 1A2, VAR, 0.977%, 10/25/34	155
447	Series 2007-A, Class M1, VAR, 0.597%, 05/25/37 (e)	423
	JP Morgan Mortgage Trust
234	Series 2005-A5, Class 2A2, VAR, 2.777%, 08/25/35	235
460	Series 2005-A8, Class 2A3, VAR, 2.548%, 11/25/35	432
290	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.734%, 04/21/34	291
	MASTR Alternative Loan Trust
231	Series 2004-6, Class 8A1, 5.500%, 07/25/34	239
264	Series 2005-1, Class 1A1, 5.500%, 02/25/35	282
	Merrill Lynch Mortgage Investors Trust
142	Series 2003-A4, Class 3A, VAR, 2.934%, 05/25/33	137
154	Series 2005-1, Class 2A1, VAR, 2.163%, 04/25/35	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	11

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
118	Series 2005-A2, Class A3, VAR, 2.473%, 02/25/35	114
283	Series 2005-A5, Class A3, VAR, 2.571%, 06/25/35	273
	Morgan Stanley Mortgage Loan Trust
264	Series 2004-5AR, Class 4A, VAR, 2.662%, 07/25/34	253
657	Series 2004-7AR, Class 2A6, VAR, 2.512%, 09/25/34	646
548	Series 2004-11AR, Class 1A2A, VAR, 0.507%, 01/25/35	517
1	Prudential Home Mortgage Securities Co., Inc. (The), Series 1988-1, Class A, VAR, 0.000%, 04/25/18	1
153	RALI Trust, Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	145
	Residential Asset Securitization Trust
61	Series 2004-A3, Class A1, 4.500%, 06/25/34	62
621	Series 2004-A8, Class A1, 5.250%, 11/25/34	627
	RFMSI Trust
51	Series 2003-S15, Class A1, 4.500%, 08/25/18	52
65	Series 2003-S16, Class A2, 4.500%, 09/25/18	65
147	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	149
1,490	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 0.394%, 07/20/36	1,349
	Structured Adjustable Rate Mortgage Loan Trust
1,443	Series 2004-16, Class 5A2, VAR, 2.579%, 11/25/34	1,430
730	Series 2005-17, Class 4A3, VAR, 2.748%, 08/25/35	713
	WaMu Mortgage Pass-Through Certificates Trust
59	Series 2003-S8, Class A2, 5.000%, 09/25/18	60
135	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	138
249	Series 2005-AR3, Class A1, VAR, 2.442%, 03/25/35	247
700	Series 2005-AR7, Class A3, VAR, 2.483%, 08/25/35	699
493	Series 2005-AR10, Class 1A3, VAR, 2.496%, 09/25/35	476
612	Series 2005-AR14, Class 1A4, VAR, 2.399%, 12/25/35	592
143	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Series 2003-MS3, Class 2A2, 4.500%, 03/25/18	143
	Wells Fargo Mortgage-Backed Securities Trust
380	Series 2003-H, Class A1, VAR, 2.740%, 09/25/33	380

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
137	Series 2003-K, Class 1A1, VAR, 2.615%, 11/25/33	138
439	Series 2003-M, Class A1, VAR, 2.695%, 12/25/33	440
267	Series 2004-H, Class A1, VAR, 2.740%, 06/25/34	268
149	Series 2004-K, Class 1A2, VAR, 2.742%, 07/25/34	149
588	Series 2004-K, Class 2A6, VAR, 2.740%, 07/25/34	593
134	Series 2004-N, Class A7, VAR, 2.730%, 08/25/34	134
220	Series 2004-Z, Class 2A2, VAR, 2.628%, 12/25/34	220
906	Series 2004-CC, Class A1, VAR, 2.627%, 01/25/35	916
128	Series 2004-EE, Class 2A2, VAR, 2.725%, 12/25/34	131
1,662	Series 2005-AR1, Class 1A1, VAR, 2.618%, 02/25/35	1,667
523	Series 2005-AR1, Class 2A1, VAR, 2.612%, 02/25/35	518
575	Series 2005-AR2, Class 2A2, VAR, 2.626%, 03/25/35	585
222	Series 2005-AR2, Class 3A1, VAR, 2.617%, 03/25/35	224
302	Series 2005-AR3, Class 1A1, VAR, 2.739%, 03/25/35	305
884	Series 2005-AR10, Class 2A1, VAR, 2.695%, 06/25/35	890
518	Series 2005-AR11, Class 1A1, VAR, 2.711%, 06/25/35	514
703	Series 2006-AR2, Class 2A1, VAR, 2.652%, 03/25/36	700
106	Series 2006-AR2, Class 2A3, VAR, 2.652%, 03/25/36	104
342	Series 2006-AR3, Class A3, VAR, 2.662%, 03/25/36	336

	Total Collateralized Mortgage Obligations (Cost $33,109)	33,424

Commercial Mortgage-Backed Securities — 0.4%
	United States — 0.4%
	Morgan Stanley Capital I Trust,
1,000	Series 2006-HQ8, Class AJ, VAR, 5.495%, 03/12/44	1,002
1,000	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	1,002
1,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class C, VAR, 5.671%, 04/15/47	979

	Total Commercial Mortgage-Backed Securities (Cost $2,979)	2,983

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE

Common Stocks — 42.9%
	Australia — 1.1%
116	AMP Ltd.	471
66	Australia & New Zealand Banking Group Ltd.	1,276
74	BHP Billiton Ltd.	1,210
25	Commonwealth Bank of Australia	1,349
87	Dexus Property Group	477
159	Goodman Group	684
14	Macquarie Group Ltd.	841
5	National Australia Bank Ltd.	97
55	Oil Search Ltd.	304
184	Qantas Airways Ltd. (a)	517
32	Wesfarmers Ltd.	895
15	Westpac Banking Corp.	326

		8,447

	Bermuda — 0.1%
14	Lazard Ltd., Class A	636
5	Teekay Corp.	147

		783

	Brazil — 0.5%
188	AMBEV S.A., ADR	917
106	CCR S.A.	334
73	Cielo S.A.	693
64	Lojas Renner S.A.	307
47	Ultrapar Participacoes S.A.	814
25	Vale S.A. (Preference Shares), ADR	92
120	WEG S.A.	448

		3,605

	Canada — 0.1%
13	Brookfield Asset Management, Inc., Class A	454
3	Novadaq Technologies, Inc. (a)	44
6	Valeant Pharmaceuticals International, Inc. (a)	577

		1,075

	Chile — 0.1%
28	Banco Santander Chile, ADR	528

	China — 0.6%
7	Baidu, Inc., ADR (a)	1,337
451	CNOOC Ltd.	509
685	Geely Automobile Holdings Ltd.	365
78	Tencent Holdings Ltd.	1,463
224	Tingyi Cayman Islands Holding Corp.	384
122	Tsingtao Brewery Co., Ltd., Class H	582

		4,640

SHARES		SECURITY DESCRIPTION	VALUE

		Denmark — 0.3%
–	(h)	AP Moeller — Maersk A/S, Class B	415
8		Chr Hansen Holding A/S	492
27		Danske Bank A/S	734
19		Novo Nordisk A/S, Class B	1,025

			2,666

		Finland — 0.4%
173		Nokia OYJ	1,287
56		Outokumpu OYJ (a)	192
56		UPM-Kymmene OYJ	1,048
14		Wartsila OYJ Abp	580

			3,107

		France — 2.0%
12		Air Liquide S.A.	1,612
24		Airbus Group SE	1,690
10		Arkema S.A.	703
68		AXA S.A.	1,818
19		BNP Paribas S.A.	1,150
9		Cap Gemini S.A.	842
61		Engie S.A.	1,076
1		L’Oreal S.A.	162
13		Renault S.A.	1,271
14		Sanofi	1,397
8		Schneider Electric SE	512
18		Societe Generale S.A.	843
11		Thales S.A.	772
24		TOTAL S.A.	1,160
36		Vivendi S.A.	876

			15,884

		Germany — 1.4%
3		Allianz SE	445
2		BASF SE	170
15		Bayer AG	2,027
13		Brenntag AG	811
19		Daimler AG, Reg. S,	1,645
5		Deutsche Bank AG	138
9		Deutsche Post AG	277
61		Deutsche Telekom AG	1,138
19		E.ON SE	199
12		HeidelbergCement AG	899
61		Infineon Technologies AG	750
23		SAP SE	1,804
10		Siemens AG	958

			11,261

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	13

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Hong Kong — 1.0%
431	AIA Group Ltd.	2,527
81	Cheung Kong Property Holdings Ltd.	566
80	CK Hutchison Holdings Ltd.	1,094
12	Hang Seng Bank Ltd.	224
17	Jardine Matheson Holdings Ltd.	913
2	Jardine Matheson Holdings Ltd.	87
65	Power Assets Holdings Ltd.	646
216	Sands China Ltd.	776
541	Sun Art Retail Group Ltd.	442
82	Wharf Holdings Ltd. (The)	488

		7,763

	India — 1.1%
67	HDFC Bank Ltd., ADR	4,119
168	Infosys Ltd., ADR	3,055
76	Mahindra & Mahindra Ltd., GDR	1,379

		8,553

	Indonesia — 0.2%
1,326	Astra International Tbk PT	570
520	Bank Central Asia Tbk PT	489
774	Bank Rakyat Indonesia Persero Tbk PT	592
113	Unilever Indonesia Tbk PT	304

		1,955

	Ireland — 0.3%
3	DCC plc	271
10	Ryanair Holdings plc, ADR	792
14	Shire plc	1,072

		2,135

	Israel — 0.1%
11	Mobileye N.V. (a)	504
7	Teva Pharmaceutical Industries Ltd., ADR	421

		925

	Italy — 0.6%
37	Assicurazioni Generali S.p.A.	692
27	Atlantia S.p.A.	754
242	Enel S.p.A.	1,118
651	Telecom Italia S.p.A. (a)	908
135	UniCredit S.p.A.	872

		4,344

	Japan — 4.3%
58	Amada Holdings Co., Ltd.	521
21	Bridgestone Corp.	777

SHARES	SECURITY DESCRIPTION	VALUE

	Japan — continued
6	Central Japan Railway Co.	1,058
12	Daikin Industries Ltd.	765
17	Daiwa House Industry Co., Ltd.	451
11	Dentsu, Inc.	624
20	DMG Mori Co., Ltd.	290
11	East Japan Railway Co.	1,008
12	Electric Power Development Co., Ltd.	405
13	Fuji Heavy Industries Ltd.	503
118	Fujitsu Ltd.	558
161	Hitachi Ltd.	929
6	Honda Motor Co., Ltd.	205
6	Japan Tobacco, Inc.	201
25	JFE Holdings, Inc.	388
61	JX Holdings, Inc.	238
127	Kajima Corp.	727
24	KDDI Corp.	590
2	Keyence Corp.	885
46	Kirin Holdings Co., Ltd.	654
36	Kyushu Electric Power Co., Inc. (a)	430
13	LIXIL Group Corp.	274
13	Mabuchi Motor Co., Ltd.	648
22	Mazda Motor Corp.	422
34	Medipal Holdings Corp.	590
269	Mitsubishi UFJ Financial Group, Inc.	1,741
11	Mitsui & Co., Ltd.	137
33	Mitsui Fudosan Co., Ltd.	898
19	MS&AD Insurance Group Holdings, Inc.	554
5	NGK Spark Plug Co., Ltd.	132
22	Nippon Steel & Sumitomo Metal Corp.	440
38	Nippon Telegraph & Telephone Corp.	1,375
78	Nishi-Nippon City Bank Ltd. (The)	228
7	Nitori Holdings Co., Ltd.	530
34	ORIX Corp.	502
24	Otsuka Holdings Co., Ltd.	799
53	Seiko Epson Corp.	802
29	Seven & i Holdings Co., Ltd.	1,322
14	Shin-Etsu Chemical Co., Ltd.	850
34	Sony Corp.	964
96	Sumitomo Bakelite Co., Ltd.	394
33	Sumitomo Mitsui Financial Group, Inc.	1,309
13	Suntory Beverage & Food Ltd.	505
12	Suzuken Co., Ltd.	467
8	Sysmex Corp.	452
48	Takashimaya Co., Ltd.	429
104	Tokyo Gas Co., Ltd.	515

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Japan — continued
48	Toyota Motor Corp.	2,928
16	Yamato Holdings Co., Ltd.	319
21	Yamazaki Baking Co., Ltd.	404

		33,137

	Luxembourg — 0.0% (g)
58	ArcelorMittal	323

	Malaysia — 0.0% (g)
89	Public Bank Bhd	372

	Mexico — 0.2%
88	Fibra Uno Administracion S.A. de C.V.	194
95	Grupo Financiero Banorte S.A.B. de C.V., Class O	513
232	Wal-Mart de Mexico S.A.B. de C.V.	611

		1,318

	Netherlands — 1.0%
70	Aegon N.V.	431
4	ASML Holding N.V.	405
10	Heineken N.V.	902
85	ING Groep N.V., CVA	1,231
162	Koninklijke KPN N.V.	593
16	NN Group N.V.	494
13	NXP Semiconductors N.V. (a)	1,005
61	Royal Dutch Shell plc, Class A	1,603
35	Royal Dutch Shell plc, Class B	910

		7,574

	New Zealand — 0.1%
221	Spark New Zealand Ltd.	502

	Norway — 0.0% (g)
18	DNB ASA	235
11	Telenor ASA	206

		441

	Panama — 0.0% (g)
1	Copa Holdings S.A., Class A	72

	Peru — 0.1%
5	Credicorp Ltd.	535

	Portugal — 0.1%
43	Galp Energia SGPS S.A.	459

	Russia — 0.4%
23	Lukoil PJSC, ADR	848
27	Magnit PJSC, Reg. S, GDR	1,240
9	Mail.Ru Group Ltd., Reg. S, GDR (a)	168
33	Mobile TeleSystems PJSC, ADR	235

SHARES	SECURITY DESCRIPTION	VALUE

	Russia — continued
119	Sberbank of Russia PAO, ADR	725

		3,216

	Singapore — 0.3%
7	Avago Technologies Ltd.	886
81	DBS Group Holdings Ltd.	995
30	Singapore Exchange Ltd.	155

		2,036

	South Africa — 1.0%
21	Aspen Pharmacare Holdings Ltd. (a)	470
51	Bidvest Group Ltd. (The)	1,310
9	Capitec Bank Holdings Ltd.	395
241	FirstRand Ltd.	884
8	Imperial Holdings Ltd.	105
29	Mr Price Group Ltd.	444
76	MTN Group Ltd.	867
4	Naspers Ltd., Class N	571
55	Remgro Ltd.	1,110
60	RMB Holdings Ltd.	293
102	Sanlam Ltd.	463
49	Shoprite Holdings Ltd.	510
18	Tiger Brands Ltd.	406

		7,828

	South Korea — 0.4%
7	Hyundai Motor Co.	1,019
2	Samsung Electronics Co., Ltd.	1,823

		2,842

	Spain — 0.5%
136	Banco Santander S.A.	762
401	Bankia S.A.	515
68	Distribuidora Internacional de Alimentacion S.A. (a)	432
100	Iberdrola S.A.	711
28	Repsol S.A.	354
63	Telefonica S.A.	828

		3,602

	Sweden — 0.5%
30	Assa Abloy AB, Class B	587
28	Electrolux AB, Series B	831
24	Hennes & Mauritz AB, Class B	921
44	Nordea Bank AB	490
76	Sandvik AB	710

		3,539

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	15

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Switzerland — 2.1%
5	Actelion Ltd. (a)	750
9	Allied World Assurance Co. Holdings AG	313
10	Cie Financiere Richemont S.A.	818
16	Credit Suisse Group AG (a)	409
3	LafargeHolcim Ltd. (a)	167
46	Nestle S.A.	3,538
26	Novartis AG	2,335
12	Roche Holding AG	3,356
4	Syngenta AG	1,178
92	UBS Group AG	1,838
18	Wolseley plc	1,064
2	Zurich Insurance Group AG (a)	401

		16,167

	Taiwan — 0.5%
175	Delta Electronics, Inc.	890
122	President Chain Store Corp.	810
110	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,421

		4,121

	Thailand — 0.3%
128	Advanced Info Service PCL	837
53	Siam Cement PCL (The)	672
190	Siam Commercial Bank PCL (The)	712

		2,221

	Turkey — 0.1%
134	KOC Holding A.S.	603
89	Turkiye Garanti Bankasi A.S.	232

		835

	United Kingdom — 4.0%
70	3i Group plc	538
13	Anglo American plc	113
16	Associated British Foods plc	853
33	AstraZeneca plc	2,121
113	Aviva plc	843
476	Barclays plc	1,696
85	Barratt Developments plc	802
86	BG Group plc	1,360
168	BP plc	1,000
38	British American Tobacco plc	2,276
231	Centrica plc	803
137	Debenhams plc	188
99	Dixons Carphone plc	706
48	Domino’s Pizza Group plc	799

SHARES	SECURITY DESCRIPTION	VALUE

	United Kingdom — continued
68	GlaxoSmithKline plc	1,465
20	HSBC Holdings plc	159
233	HSBC Holdings plc	1,819
18	InterContinental Hotels Group plc	728
101	ITV plc	391
1,223	Lloyds Banking Group plc	1,388
145	Poundland Group plc	614
24	Prudential plc	554
11	Reckitt Benckiser Group plc	1,103
8	Rio Tinto Ltd.	301
6	Rio Tinto plc	219
61	RSA Insurance Group plc	398
59	SABMiller plc	3,602
16	Standard Chartered plc	181
172	Taylor Wimpey plc	523
53	UBM plc	417
23	Unilever N.V., CVA	1,026
568	Vodafone Group plc	1,870
7	Whitbread plc	555

		31,411

	United States — 17.1%
10	Acadia Healthcare Co., Inc. (a)	631
8	Acuity Brands, Inc.	1,706
9	Adobe Systems, Inc. (a)	790
8	Advanced Drainage Systems, Inc.	243
11	Aetna, Inc.	1,240
4	Affiliated Managers Group, Inc. (a)	705
5	Air Products & Chemicals, Inc.	741
1	Alleghany Corp. (a)	308
4	Alphabet, Inc., Class C (a)	3,156
4	Amazon.com, Inc. (a)	2,339
12	American Electric Power Co., Inc.	679
23	American Homes 4 Rent, Class A	386
19	American International Group, Inc.	1,209
2	American Residential Properties, Inc.	39
2	Ameriprise Financial, Inc.	178
11	Amphenol Corp., Class A	623
4	AmTrust Financial Services, Inc.	304
4	Analog Devices, Inc.	259
19	Apple, Inc.	2,283
12	Arista Networks, Inc. (a)	775
13	Arrow Electronics, Inc. (a)	720
1	AutoZone, Inc. (a)	623
10	Ball Corp.	690
83	Bank of America Corp.	1,385

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
11	Bed Bath & Beyond, Inc. (a)	685
23	Best Buy Co., Inc.	794
23	Brixmor Property Group, Inc.	585
19	Capital One Financial Corp.	1,503
17	Carlisle Cos., Inc.	1,439
32	CBRE Group, Inc., Class A (a)	1,183
10	CBS Corp. (Non-Voting), Class B	458
12	Celgene Corp. (a)	1,442
24	Charles Schwab Corp. (The)	742
3	Charter Communications, Inc., Class A (a)	495
5	Chubb Corp. (The)	701
27	Cisco Systems, Inc.	778
11	CIT Group, Inc.	457
16	Citigroup, Inc.	825
25	Citizens Financial Group, Inc.	596
28	Clear Channel Outdoor Holdings, Inc., Class A (a)	210
11	ClubCorp Holdings, Inc.	225
17	CNO Financial Group, Inc.	329
7	Concho Resources, Inc. (a)	852
3	CoStar Group, Inc. (a)	597
6	CVS Health Corp.	564
37	Delta Air Lines, Inc.	1,857
11	Devon Energy Corp.	442
12	DISH Network Corp., Class A (a)	751
13	Dollar General Corp.	867
12	Dover Corp.	771
7	Dr. Pepper Snapple Group, Inc.	583
9	Duke Energy Corp.	677
7	Eagle Materials, Inc.	457
10	East West Bancorp, Inc.	421
6	EastGroup Properties, Inc.	337
11	Edison International	649
14	Electronic Arts, Inc. (a)	1,027
6	Energizer Holdings, Inc.	263
13	Entercom Communications Corp., Class A (a)	149
19	Envision Healthcare Holdings, Inc. (a)	540
5	EQT Corp.	312
11	Eversource Energy	562
6	Expedia, Inc.	773
19	Exxon Mobil Corp.	1,611
29	Facebook, Inc., Class A (a)	2,961
4	Fifth Third Bancorp	83
5	First Republic Bank	331
14	Fortune Brands Home & Security, Inc.	723
14	GameStop Corp., Class A	659

SHARES		SECURITY DESCRIPTION	VALUE

		United States — continued
20		Gap, Inc. (The)	553
6		Gartner, Inc. (a)	571
10		Genuine Parts Co.	875
16		Gilead Sciences, Inc.	1,681
11		Guidewire Software, Inc. (a)	638
15		Hanesbrands, Inc.	479
11		Harris Corp.	867
18		Hartford Financial Services Group, Inc. (The)	838
6		HCA Holdings, Inc. (a)	428
8		HCP, Inc.	310
24		HD Supply Holdings, Inc. (a)	710
15		Hewlett-Packard Co.	395
42		Hilton Worldwide Holdings, Inc.	1,043
12		HollyFrontier Corp.	589
15		Home Depot, Inc. (The)	1,899
6		Honeywell International, Inc.	591
47		Hudson City Bancorp, Inc.	478
3		Humana, Inc.	449
7		Illinois Tool Works, Inc.	646
6		Illumina, Inc. (a)	817
12		Johnson & Johnson	1,213
20		KapStone Paper & Packaging Corp.	432
16		Kimco Realty Corp.	434
19		Kinder Morgan, Inc.	526
6		Kite Pharma, Inc. (a)	387
5		KLA-Tencor Corp.	351
19		Kohl’s Corp.	865
14		Kroger Co. (The)	520
18		La Quinta Holdings, Inc. (a)	274
2		Lam Research Corp.	142
11		Legg Mason, Inc.	505
6		Lennox International, Inc.	816
34		Loews Corp.	1,243
–	(h)	M&T Bank Corp.	40
8		Marathon Petroleum Corp.	409
6		Marsh & McLennan Cos., Inc.	355
4		Martin Marietta Materials, Inc.	679
15		MasterCard, Inc., Class A	1,464
10		McGraw Hill Financial, Inc.	885
3		McKesson Corp.	569
21		Media General, Inc. (a)	314
19		Merck & Co., Inc.	1,022
31		Microsoft Corp.	1,618
7		Mohawk Industries, Inc. (a)	1,291
4		Monster Beverage Corp. (a)	599

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	17

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United States — continued
15	Mosaic Co. (The)	490
3	National HealthCare Corp.	218
9	Netflix, Inc. (a)	998
7	NextEra Energy, Inc.	681
1	NII Holdings, Inc. (a)	7
15	Nimble Storage, Inc. (a)	330
5	Northern Trust Corp.	376
6	Old Dominion Freight Line, Inc. (a)	349
13	Outfront Media, Inc.	316
3	Palo Alto Networks, Inc. (a)	449
28	PayPal Holdings, Inc. (a)	1,006
14	PBF Energy, Inc., Class A	467
46	Pfizer, Inc.	1,543
9	Phillips 66	796
10	PNC Financial Services Group, Inc. (The)	924
8	Post Holdings, Inc. (a)	513
7	PPG Industries, Inc.	745
1	Priceline Group, Inc. (The) (a)	1,185
11	Procter & Gamble Co. (The)	813
9	Prudential Financial, Inc.	705
11	QUALCOMM, Inc.	640
12	Range Resources Corp.	358
19	Rayonier, Inc.	429
3	Regeneron Pharmaceuticals, Inc. (a)	1,647
7	Sempra Energy	667
7	ServiceNow, Inc. (a)	571
2	Sherwin-Williams Co. (The)	651
5	Signature Bank (a)	772
6	SolarCity Corp. (a)	178
16	Southwestern Energy Co. (a)	176
19	Sprouts Farmers Market, Inc. (a)	389
16	Starbucks Corp.	983
6	Stericycle, Inc. (a)	755
9	SunTrust Banks, Inc.	376
10	T. Rowe Price Group, Inc.	722
6	TEGNA, Inc.	164
3	Tesla Motors, Inc. (a)	576
16	Texas Instruments, Inc.	929
6	Tiffany & Co.	527
5	Time Warner, Inc.	372
15	Time, Inc.	283
13	T-Mobile USA, Inc. (a)	511
7	Travelers Cos., Inc. (The)	810
6	TreeHouse Foods, Inc. (a)	477
19	U.S. Bancorp	799

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
6	Ulta Salon Cosmetics & Fragrance, Inc. (a)	964
9	United Technologies Corp.	877
20	UnitedHealth Group, Inc.	2,380
17	Unum Group	586
16	Veeva Systems, Inc., Class A (a)	405
21	VeriFone Systems, Inc. (a)	627
21	Verizon Communications, Inc.	990
7	Vertex Pharmaceuticals, Inc. (a)	886
18	Visa, Inc., Class A	1,400
4	Vulcan Materials Co.	357
3	W.R. Berkley Corp.	168
3	W.W. Grainger, Inc.	688
13	Waste Connections, Inc.	690
5	Watsco, Inc.	663
14	Wayfair, Inc., Class A (a)	574
52	Wells Fargo & Co.	2,803
12	WestRock Co.	627
17	Weyerhaeuser Co.	509
8	Workday, Inc., Class A (a)	627
20	Xcel Energy, Inc.	714

		132,296

	Total Common Stocks (Cost $331,896)	332,518

PRINCIPAL AMOUNT
Convertible Bond — 0.0% (g)
	United States — 0.0% (g)
125	NRG Yield, Inc., 3.250%, 06/01/20 (Cost $110) (e)	111

Corporate Bonds — 18.4%
	Australia — 0.0% (g)
80	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 7.125%, 05/01/18 (e)	79

	Bahamas — 0.0% (g)
262	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	166

	Bermuda — 0.1%
	Aircastle Ltd.,
149	5.125%, 03/15/21	157
10	6.250%, 12/01/19	11
161	7.625%, 04/15/20	186
10	NCL Corp., Ltd., 5.250%, 11/15/19 (e)	10
55	Viking Cruises Ltd., 6.250%, 05/15/25 (e)	54

		418

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — 0.9%
	1011778 B.C. ULC/New Red Finance, Inc.,
39	4.625%, 01/15/22 (e)	40
105	6.000%, 04/01/22 (e)	110
45	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	46
80	Baytex Energy Corp., 5.625%, 06/01/24 (e)	66
	Bombardier, Inc.,
6	4.750%, 04/15/19 (e)	5
30	5.500%, 09/15/18 (e)	28
5	6.125%, 01/15/23 (e)	4
105	Brookfield Residential Properties, Inc., 6.375%, 05/15/25 (e)	101
51	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	50
	Cascades, Inc.,
86	5.500%, 07/15/22 (e)	84
79	5.750%, 07/15/23 (e)	76
440	Concordia Healthcare Corp., 7.000%, 04/15/23 (e)	383
	First Quantum Minerals Ltd.,
247	6.750%, 02/15/20 (e)	188
35	7.000%, 02/15/21 (e)	26
185	Garda World Security Corp., 7.250%, 11/15/21 (e)	169
155	HudBay Minerals, Inc., 9.500%, 10/01/20	135
	Lundin Mining Corp.,
165	7.500%, 11/01/20 (e)	167
175	7.875%, 11/01/22 (e)	175
140	Masonite International Corp., 5.625%, 03/15/23 (e)	146
295	Mattamy Group Corp., 6.500%, 11/15/20 (e)	290
	MEG Energy Corp.,
198	6.375%, 01/30/23 (e)	167
20	6.500%, 03/15/21 (e)	18
85	7.000%, 03/31/24 (e)	73
	New Gold, Inc.,
187	6.250%, 11/15/22 (e)	160
170	7.000%, 04/15/20 (e)	159
	NOVA Chemicals Corp.,
54	5.000%, 05/01/25 (e)	54
54	5.250%, 08/01/23 (e)	55
385	Novelis, Inc., 8.750%, 12/15/20	386
148	Open Text Corp., 5.625%, 01/15/23 (e)	150
	Precision Drilling Corp.,
53	5.250%, 11/15/24	44
120	6.500%, 12/15/21	104

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
30	6.625%, 11/15/20	27
105	Quebecor Media, Inc., 5.750%, 01/15/23	108
	Ultra Petroleum Corp.,
69	5.750%, 12/15/18 (e)	46
177	6.125%, 10/01/24 (e)	99
	Valeant Pharmaceuticals International, Inc.,
350	5.375%, 03/15/20 (e)	305
20	5.500%, 03/01/23 (e)	17
6	5.625%, 12/01/21 (e)	5
390	5.875%, 05/15/23 (e)	328
375	6.125%, 04/15/25 (e)	315
460	6.375%, 10/15/20 (e)	412
359	6.750%, 08/15/18 (e)	346
112	6.750%, 08/15/21 (e)	100
240	7.000%, 10/01/20 (e)	222
135	7.250%, 07/15/22 (e)	120
354	7.500%, 07/15/21 (e)	323
	Videotron Ltd.,
28	5.000%, 07/15/22	29
113	5.375%, 06/15/24 (e)	116

		6,577

	Cayman Islands — 0.0% (g)
30	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	23
	Transocean, Inc.,
98	6.500%, 11/15/20	79
168	6.875%, 12/15/21	133

		235

	Finland — 0.0% (g)
155	Nokia OYJ, 6.625%, 05/15/39	162

	France — 0.1%
	Numericable-SFR SAS,
200	4.875%, 05/15/19 (e)	201
600	6.000%, 05/15/22 (e)	602
200	6.250%, 05/15/24 (e)	200

		1,003

	Germany — 0.0% (g)
200	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.500%, 01/15/23 (e)	206

	Ireland — 0.2%
	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
150	4.500%, 05/15/21	154

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	19

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Ireland — continued
500	4.625%, 10/30/20	518
320	4.625%, 07/01/22	327
200	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.000%, 06/30/21 (e)	196
400	Endo Ltd./Endo Finance LLC/Endo Finco, Inc., 6.000%, 07/15/23 (e)	400

		1,595

	Japan — 0.1%
400	SoftBank Group Corp., 4.500%, 04/15/20 (e)	396

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
15	5.250%, 11/15/22	16
1	7.500%, 10/15/27	1

		17

	Luxembourg — 0.7%
	Altice Luxembourg S.A.,
200	7.625%, 02/15/25 (e)	184
200	7.750%, 05/15/22 (e)	192
	Altice Financing S.A.,
400	6.500%, 01/15/22 (e)	404
200	6.625%, 02/15/23 (e)	200
	ArcelorMittal,
220	6.125%, 06/01/25	190
20	6.250%, 03/01/21	19
1,240	7.000%, 02/25/22	1,175
153	7.750%, 10/15/39	130
208	Capsugel S.A., 7.000% (cash), 05/15/19 (e) (v)	210
600	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	620
	Intelsat Jackson Holdings S.A.,
14	5.500%, 08/01/23	12
538	6.625%, 12/15/22	425
533	7.250%, 04/01/19	500
295	7.250%, 10/15/20	269
151	7.500%, 04/01/21	136
31	Intelsat Luxembourg S.A., 7.750%, 06/01/21	18
200	Mallinckrodt International Finance S.A., 4.750%, 04/15/23	174
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
20	4.875%, 04/15/20 (e)	19
90	5.500%, 04/15/25 (e)	82
205	5.625%, 10/15/23 (e)	194
322	5.750%, 08/01/22 (e)	306

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — continued
50	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	52

		5,511

	Mexico — 0.2%
	Cemex S.A.B. de C.V.,
400	5.700%, 01/11/25 (e)	369
600	6.125%, 05/05/25 (e)	572
200	7.250%, 01/15/21 (e)	206

		1,147

	Netherlands — 0.3%
111	Basell Finance Co., B.V., Class B, 8.100%, 03/15/27 (e)	142
400	Bluewater Holding B.V., 10.000%, 12/10/19 (e)	260
	Fiat Chrysler Automobiles N.V.,
437	4.500%, 04/15/20	441
663	5.250%, 04/15/23	660
	NXP B.V./NXP Funding LLC,
200	4.125%, 06/15/20 (e)	204
400	4.625%, 06/15/22 (e)	408
	Sensata Technologies B.V.,
141	4.875%, 10/15/23 (e)	138
38	5.000%, 10/01/25 (e)	37
7	5.625%, 11/01/24 (e)	7

		2,297

	Singapore — 0.0% (g)
	Flextronics International Ltd.,
15	4.625%, 02/15/20	16
195	5.000%, 02/15/23	196

		212

	Spain — 0.0% (g)
150	Cemex Espana S.A., 9.875%, 04/30/19 (e)	160

	United Kingdom — 0.4%
200	Barclays Bank plc, 7.625%, 11/21/22	228
	Jaguar Land Rover Automotive plc,
200	4.250%, 11/15/19 (e)	203
331	5.625%, 02/01/23 (e)	341
	Royal Bank of Scotland Group plc,
515	6.000%, 12/19/23	559
122	6.100%, 06/10/23	133
1,075	6.125%, 12/15/22	1,179
200	Virgin Media Finance plc, 6.375%, 04/15/23 (e)	206

		2,849

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — 15.4%
	Acadia Healthcare Co., Inc.,
25	5.125%, 07/01/22	25
5	5.625%, 02/15/23	5
40	6.125%, 03/15/21	41
26	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	9
	Activision Blizzard, Inc.,
130	5.625%, 09/15/21 (e)	138
250	6.125%, 09/15/23 (e)	272
	ADT Corp. (The),
2	3.500%, 07/15/22	2
5	4.125%, 04/15/19	5
980	4.125%, 06/15/23	943
185	6.250%, 10/15/21	200
	Advanced Micro Devices, Inc.,
451	6.750%, 03/01/19	347
164	7.000%, 07/01/24	115
21	7.750%, 08/01/20	16
	AECOM,
288	5.750%, 10/15/22 (e)	299
430	5.875%, 10/15/24 (e)	444
53	Aerojet Rocketdyne Holdings, Inc., 7.125%, 03/15/21	56
	AES Corp.,
2	5.500%, 03/15/24	2
650	5.500%, 04/15/25	604
20	VAR, 3.324%, 06/01/19	19
190	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	177
120	AK Steel Corp., 8.750%, 12/01/18	115
280	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/22 (e)	302
	Alcatel-Lucent USA, Inc.,
150	6.450%, 03/15/29	158
200	6.750%, 11/15/20 (e)	213
	Alcoa, Inc.,
500	5.125%, 10/01/24	496
115	5.400%, 04/15/21	119
205	5.900%, 02/01/27	208
55	5.950%, 02/01/37	52
5	6.750%, 07/15/18	5
120	6.750%, 01/15/28	129
	Alere, Inc.,
205	6.375%, 07/01/23 (e)	213
202	6.500%, 06/15/20	209
	Aleris International, Inc.,
147	7.625%, 02/15/18	137

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
116	7.875%, 11/01/20	109
210	Allegheny Technologies, Inc., 7.375%, 08/15/23	178
33	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	33
	Ally Financial, Inc.,
102	3.600%, 05/21/18	103
480	4.125%, 03/30/20	496
116	4.125%, 02/13/22	117
473	4.625%, 05/19/22	492
25	4.625%, 03/30/25	25
710	5.125%, 09/30/24	748
23	6.250%, 12/01/17	25
308	8.000%, 11/01/31	373
50	AMAG Pharmaceuticals, Inc., 7.875%, 09/01/23 (e)	47
208	AMC Entertainment, Inc., 5.875%, 02/15/22	215
300	AMC Networks, Inc., 4.750%, 12/15/22	301
100	American Axle & Manufacturing, Inc., 6.625%, 10/15/22	106
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
250	6.750%, 05/20/20	259
95	7.000%, 05/20/22	100
25	Amkor Technology, Inc., 6.625%, 06/01/21	25
	Amsurg Corp.,
55	5.625%, 11/30/20	56
100	5.625%, 07/15/22	98
240	Anixter, Inc., 5.500%, 03/01/23 (e)	248
	Antero Resources Corp.,
203	5.125%, 12/01/22	182
25	5.375%, 11/01/21	23
100	6.000%, 12/01/20	96
61	Aramark Services, Inc., 5.750%, 03/15/20	64
434	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	457
297	Ashland, Inc., 4.750%, 08/15/22	297
400	Ashtead Capital, Inc., 5.625%, 10/01/24 (e)	416
	Audatex North America, Inc.,
172	6.000%, 06/15/21 (e)	173
179	6.125%, 11/01/23 (e)	180
	Avaya, Inc.,
390	7.000%, 04/01/19 (e)	317
345	10.500%, 03/01/21 (e)	134
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
206	5.125%, 06/01/22 (e)	210

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	21

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
44	5.250%, 03/15/25 (e)	44
222	Axiall Corp., 4.875%, 05/15/23	211
165	B&G Foods, Inc., 4.625%, 06/01/21	164
	Ball Corp.,
125	4.000%, 11/15/23	122
150	5.000%, 03/15/22	155
110	5.250%, 07/01/25	112
50	Basic Energy Services, Inc., 7.750%, 10/15/22	18
115	Beacon Roofing Supply, Inc., 6.375%, 10/01/23 (e)	121
	Belden, Inc.,
3	5.250%, 07/15/24 (e)	3
1	5.500%, 09/01/22 (e)	1
	Berry Plastics Corp.,
230	5.125%, 07/15/23	228
65	5.500%, 05/15/22	67
135	Blue Coat Holdings, Inc., 8.375%, 06/01/23 (e)	140
	Blue Cube Spinco, Inc.,
298	9.750%, 10/15/23 (e)	321
508	10.000%, 10/15/25 (e)	551
135	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	126
300	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	303
322	Boyd Gaming Corp., 6.875%, 05/15/23	341
125	Briggs & Stratton Corp., 6.875%, 12/15/20	137
	Building Materials Corp. of America,
125	5.375%, 11/15/24 (e)	129
160	6.000%, 10/15/25 (e)	170
73	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	75
	Cablevision Systems Corp.,
346	8.000%, 04/15/20	337
50	8.625%, 09/15/17	53
	CalAtlantic Group, Inc.,
165	5.875%, 11/15/24	173
70	8.375%, 01/15/21	83
652	Caleres, Inc., 6.250%, 08/15/23 (e)	659
	California Resources Corp.,
10	5.000%, 01/15/20	7
83	5.500%, 09/15/21	57
27	6.000%, 11/15/24	19
	Calpine Corp.,
4	5.375%, 01/15/23	4
20	5.500%, 02/01/24	19

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
7	5.750%, 01/15/25	7
504	5.875%, 01/15/24 (e)	527
500	6.000%, 01/15/22 (e)	525
10	Cardtronics, Inc., 5.125%, 08/01/22	10
375	Casella Waste Systems, Inc., 7.750%, 02/15/19	381
65	CCM Merger, Inc., 9.125%, 05/01/19 (e)	69
	CCO Holdings LLC/CCO Holdings Capital Corp.,
72	6.500%, 04/30/21	76
304	6.625%, 01/31/22	322
220	CCO Safari II LLC, 4.464%, 07/23/22 (e)	223
	CDW LLC/CDW Finance Corp.,
105	5.000%, 09/01/23	109
70	5.500%, 12/01/24	73
134	6.000%, 08/15/22	144
55	CEB, Inc., 5.625%, 06/15/23 (e)	56
5	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.375%, 06/01/24	5
55	Celanese US Holdings LLC, 4.625%, 11/15/22	55
600	Cemex Finance LLC, 6.000%, 04/01/24 (e)	576
47	Centene Corp., 4.750%, 05/15/22	47
248	CenturyLink, Inc., 5.625%, 04/01/25	223
	Cenveo Corp.,
10	6.000%, 08/01/19 (e)	9
5	8.500%, 09/15/22 (e)	3
	Cequel Communications Holdings I LLC/Cequel Capital Corp.,
270	5.125%, 12/15/21 (e)	259
15	CF Industries, Inc., 7.125%, 05/01/20	17
	Chemours Co. (The),
45	6.625%, 05/15/23 (e)	33
40	7.000%, 05/15/25 (e)	30
	Chesapeake Energy Corp.,
79	4.875%, 04/15/22	49
150	6.125%, 02/15/21	98
268	VAR, 3.571%, 04/15/19	173
145	Choice Hotels International, Inc., 5.750%, 07/01/22	156
	CHS/Community Health Systems, Inc.,
15	5.125%, 08/15/18	15
150	5.125%, 08/01/21	155
486	6.875%, 02/01/22	490
362	7.125%, 07/15/20	371
120	8.000%, 11/15/19	125
91	Cimarex Energy Co., 4.375%, 06/01/24	91

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
410	Cincinnati Bell, Inc., 8.375%, 10/15/20	427
499	Cinemark USA, Inc., 5.125%, 12/15/22	501
	CIT Group, Inc.,
288	3.875%, 02/19/19	292
915	5.000%, 08/15/22	964
500	5.375%, 05/15/20	539
39	5.500%, 02/15/19 (e)	42
45	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	45
29	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	28
	Claire’s Stores, Inc.,
159	6.125%, 03/15/20 (e)	118
17	8.875%, 03/15/19	7
26	9.000%, 03/15/19 (e)	21
	Clear Channel Worldwide Holdings, Inc.,
15	6.500%, 11/15/22	15
680	Series B, 6.500%, 11/15/22	709
55	Series A, 7.625%, 03/15/20	56
850	Series B, 7.625%, 03/15/20	882
	Clearwater Paper Corp.,
145	4.500%, 02/01/23	139
91	5.375%, 02/01/25 (e)	90
8	Clearwire Communications LLC/Clearwire Finance, Inc., 14.750%, 12/01/16 (e)	9
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
37	6.375%, 03/15/24	18
43	8.500%, 12/15/19	25
144	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	73
	CNO Financial Group, Inc.,
39	4.500%, 05/30/20	40
345	5.250%, 05/30/25	367
215	Coeur Mining, Inc., 7.875%, 02/01/21	132
	Commercial Metals Co.,
290	4.875%, 05/15/23	257
35	7.350%, 08/15/18	37
68	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	69
	CommScope, Inc.,
23	4.375%, 06/15/20 (e)	23
310	5.000%, 06/15/21 (e)	312
45	5.500%, 06/15/24 (e)	45
32	Communications Sales & Leasing, Inc./CSL Capital LLC, 6.000%, 04/15/23 (e)	31
15	Comstock Resources, Inc., 10.000%, 03/15/20 (e)	10

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Concho Resources, Inc.,
50	5.500%, 10/01/22	50
176	6.500%, 01/15/22	183
60	7.000%, 01/15/21	62
	CONSOL Energy, Inc.,
30	5.875%, 04/15/22	19
220	8.000%, 04/01/23 (e)	153
235	Consolidated Communications, Inc., 6.500%, 10/01/22	208
	Constellation Brands, Inc.,
3	4.750%, 11/15/24	3
60	6.000%, 05/01/22	67
20	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	21
228	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	252
	Cott Beverages, Inc.,
300	5.375%, 07/01/22	298
83	6.750%, 01/01/20	88
	Covanta Holding Corp.,
100	5.875%, 03/01/24	99
95	6.375%, 10/01/22	100
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
9	6.125%, 03/01/22	8
324	6.250%, 04/01/23 (e)	275
219	Crimson Merger Sub, Inc., 6.625%, 05/15/22 (e)	190
30	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	31
325	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	326
	Crown Castle International Corp.,
73	4.875%, 04/15/22	77
168	5.250%, 01/15/23	181
106	CSC Holdings LLC, 6.750%, 11/15/21	103
20	CSI Compressco LP/Compressco Finance, Inc., 7.250%, 08/15/22	17
	CVS Health Corp.,
10	4.750%, 12/01/22 (e)	11
10	5.000%, 12/01/24 (e)	11
	D.R. Horton, Inc.,
32	4.375%, 09/15/22	33
81	4.750%, 02/15/23	83
25	Darling Ingredients, Inc., 5.375%, 01/15/22	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	23

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	DaVita HealthCare Partners, Inc.,
260	5.000%, 05/01/25	258
253	5.125%, 07/15/24	257
115	5.750%, 08/15/22	121
287	Dean Foods Co., 6.500%, 03/15/23 (e)	303
58	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	62
107	Diamondback Energy, Inc., 7.625%, 10/01/21	114
	DISH DBS Corp.,
190	5.000%, 03/15/23	176
89	5.875%, 07/15/22	87
178	5.875%, 11/15/24	170
796	6.750%, 06/01/21	822
235	7.875%, 09/01/19	258
13	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	13
506	Dollar Tree, Inc., 5.750%, 03/01/23 (e)	533
146	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	151
705	DS Services of America, Inc., 10.000%, 09/01/21 (e)	809
125	DuPont Fabros Technology LP, 5.875%, 09/15/21	131
	Dynegy, Inc.,
562	5.875%, 06/01/23	526
2	6.750%, 11/01/19	2
185	7.375%, 11/01/22	185
5	7.625%, 11/01/24	5
	E*TRADE Financial Corp.,
220	4.625%, 09/15/23	227
110	5.375%, 11/15/22	118
61	Eagle Spinco, Inc., 4.625%, 02/15/21	59
1,079	Embarq Corp., 7.995%, 06/01/36	1,135
	Emdeon, Inc.,
280	6.000%, 02/15/21 (e)	275
305	11.000%, 12/31/19	325
233	Endo Finance LLC, 5.750%, 01/15/22 (e)	228
100	Endo Finance LLC/Endo Finco, Inc., 5.375%, 01/15/23 (e)	98
375	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	382
	Energy Transfer Equity LP,
383	5.875%, 01/15/24	371
60	7.500%, 10/15/20	65
298	EnerSys, 5.000%, 04/30/23 (e)	302

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
42	Entegris, Inc., 6.000%, 04/01/22 (e)	43
131	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	127
	EP Energy LLC/Everest Acquisition Finance, Inc.,
148	6.375%, 06/15/23	111
172	7.750%, 09/01/22	132
73	9.375%, 05/01/20	64
	Equinix, Inc.,
350	5.375%, 01/01/22	366
47	5.375%, 04/01/23	49
3	5.750%, 01/01/25	3
214	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	215
25	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22	21
200	FCA U.S. LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	214
51	FelCor Lodging LP, 6.000%, 06/01/25	53
206	Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 06/15/23 (e)	190
200	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	210
	First Data Corp.,
195	5.375%, 08/15/23 (e)	198
73	6.750%, 11/01/20 (e)	77
960	7.000%, 12/01/23 (e)	977
370	8.250%, 01/15/21 (e)	388
104	10.625%, 06/15/21	116
200	11.250%, 01/15/21	221
177	11.750%, 08/15/21	202
25	12.625%, 01/15/21	29
132	8.750%, 01/15/22 (e)	139
	Freescale Semiconductor, Inc.,
130	5.000%, 05/15/21 (e)	134
122	6.000%, 01/15/22 (e)	130
	Fresenius Medical Care U.S. Finance II, Inc.,
160	4.125%, 10/15/20 (e)	163
220	4.750%, 10/15/24 (e)	223
85	5.625%, 07/31/19 (e)	92
150	5.875%, 01/31/22 (e)	164
25	6.500%, 09/15/18 (e)	28
200	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	217
	Frontier Communications Corp.,
290	8.500%, 04/15/20	299
339	8.875%, 09/15/20 (e)	352

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
389	9.250%, 07/01/21	395
213	10.500%, 09/15/22 (e)	221
542	11.000%, 09/15/25 (e)	568
50	FTI Consulting, Inc., 6.000%, 11/15/22	53
35	FTS International, Inc., VAR, 7.837%, 06/15/20 (e)	24
155	Gardner Denver, Inc., 6.875%, 08/15/21 (e)	134
	Genesis Energy LP/Genesis Energy Finance Corp.,
107	5.625%, 06/15/24	94
50	5.750%, 02/15/21	47
27	6.000%, 05/15/23	25
30	6.750%, 08/01/22	29
	GenOn Energy, Inc.,
40	7.875%, 06/15/17	37
3	9.875%, 10/15/20	3
	Global Partners LP/GLP Finance Corp.,
3	6.250%, 07/15/22	3
250	7.000%, 06/15/23	235
475	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	480
190	Golden Nugget Escrow, Inc., 8.500%, 12/01/21 (e)	197
152	Goodman Networks, Inc., 12.125%, 07/01/18	53
100	Goodyear Tire & Rubber Co. (The), 6.500%, 03/01/21	106
	Graphic Packaging International, Inc.,
100	4.750%, 04/15/21	102
25	4.875%, 11/15/22	26
615	Gray Television, Inc., 7.500%, 10/01/20	642
25	Greif, Inc., 6.750%, 02/01/17	26
6	Griffon Corp., 5.250%, 03/01/22	6
4	Guitar Center, Inc., 6.500%, 04/15/19 (e)	4
290	H&E Equipment Services, Inc., 7.000%, 09/01/22	294
55	Halcon Resources Corp., 13.000%, 02/15/22 (e)	32
150	Halyard Health, Inc., 6.250%, 10/15/22	153
290	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	267
	Harland Clarke Holdings Corp.,
5	9.250%, 03/01/21 (e)	4
15	9.750%, 08/01/18 (e)	16
240	HCA Holdings, Inc., 6.250%, 02/15/21	262
	HCA, Inc.,
109	3.750%, 03/15/19	111

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
205	4.250%, 10/15/19	211
55	4.750%, 05/01/23	56
231	5.000%, 03/15/24	238
165	5.250%, 04/15/25	171
351	5.375%, 02/01/25	360
190	5.875%, 03/15/22	209
125	6.500%, 02/15/20	140
312	7.500%, 02/15/22	359
5	8.000%, 10/01/18	6
301	Series 1, 5.875%, 05/01/23	319
	HD Supply, Inc.,
155	5.250%, 12/15/21 (e)	163
350	7.500%, 07/15/20	372
34	Headwaters, Inc., 7.250%, 01/15/19	35
15	HealthSouth Corp., 5.750%, 11/01/24	15
320	Hecla Mining Co., 6.875%, 05/01/21	272
332	Hertz Corp. (The), 7.375%, 01/15/21	345
	Hexion, Inc.,
289	6.625%, 04/15/20	245
28	10.000%, 04/15/20	27
	Hiland Partners LP/Hiland Partners Finance Corp.,
28	5.500%, 05/15/22 (e)	27
24	7.250%, 10/01/20 (e)	25
	Hilcorp Energy I LP/Hilcorp Finance Co.,
437	5.000%, 12/01/24 (e)	395
60	5.750%, 10/01/25 (e)	56
50	7.625%, 04/15/21 (e)	51
10	Reg. S, 7.625%, 04/15/21	10
55	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	56
85	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	89
25	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	25
233	Hologic, Inc., 5.250%, 07/15/22 (e)	243
50	Huntington Ingalls Industries, Inc., 5.000%, 12/15/21 (e)	52
200	IAC/InterActiveCorp., 4.750%, 12/15/22	188
615	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	629
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
35	4.875%, 03/15/19	36
290	5.875%, 02/01/22	298
315	6.000%, 08/01/20	329

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	25

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	iHeartCommunications, Inc.,
1,195	9.000%, 12/15/19	1,011
30	9.000%, 03/01/21	25
144	IHS, Inc., 5.000%, 11/01/22	145
360	ILFC E-Capital Trust I, VAR, 4.570%, 12/21/65 (e)	332
355	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	334
8	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (cash), 05/01/21 (e) (v)	7
	Infor U.S., Inc.,
239	5.750%, 08/15/20 (e)	244
120	6.500%, 05/15/22 (e)	113
140	Ingles Markets, Inc., 5.750%, 06/15/23	143
22	Interactive Data Corp., 5.875%, 04/15/19 (e)	22
	International Lease Finance Corp.,
340	4.625%, 04/15/21	352
236	8.250%, 12/15/20	282
40	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	41
34	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	35
	Iron Mountain, Inc.,
164	5.750%, 08/15/24	165
201	6.000%, 10/01/20 (e)	213
	Isle of Capri Casinos, Inc.,
80	5.875%, 03/15/21	84
42	8.875%, 06/15/20	45
190	Italics Merger Sub, Inc., 7.125%, 07/15/23 (e)	188
4	J.C. Penney Corp., Inc., 8.125%, 10/01/19	4
145	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/23 (e)	145
	JBS USA LLC/JBS USA Finance, Inc.,
292	5.750%, 06/15/25 (e)	283
471	5.875%, 07/15/24 (e)	464
140	7.250%, 06/01/21 (e)	146
75	8.250%, 02/01/20 (e)	78
150	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	137
59	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22	47
140	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	101
44	Kennedy-Wilson, Inc., 5.875%, 04/01/24	44
365	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	385
1,000	KLX, Inc., 5.875%, 12/01/22 (e)	1,021

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	L Brands, Inc.,
385	5.625%, 02/15/22	418
300	5.625%, 10/15/23	328
325	6.875%, 11/01/35 (e)	337
	Lamar Media Corp.,
175	5.000%, 05/01/23	180
30	5.875%, 02/01/22	32
144	Landry’s, Inc., 9.375%, 05/01/20 (e)	154
	Lennar Corp.,
15	4.500%, 06/15/19	15
25	4.500%, 11/15/19	26
325	4.750%, 05/30/25	322
104	4.875%, 12/15/23	104
60	6.950%, 06/01/18	65
5	Series B, 12.250%, 06/01/17	6
310	Level 3 Communications, Inc., 5.750%, 12/01/22	318
	Level 3 Financing, Inc.,
34	5.125%, 05/01/23 (e)	34
142	5.375%, 01/15/24 (e)	144
291	5.375%, 05/01/25 (e)	292
3	5.625%, 02/01/23	3
149	6.125%, 01/15/21	157
116	7.000%, 06/01/20	123
28	8.625%, 07/15/20	30
5	VAR, 3.914%, 01/15/18	5
125	Levi Strauss & Co., 5.000%, 05/01/25	127
251	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	294
129	LifePoint Health, Inc., 5.500%, 12/01/21	131
	LIN Television Corp.,
390	5.875%, 11/15/22 (e)	393
50	6.375%, 01/15/21	52
160	Live Nation Entertainment, Inc., 5.375%, 06/15/22 (e)	163
5	Louisiana-Pacific Corp., 7.500%, 06/01/20	5
56	M/I Homes, Inc., 8.625%, 11/15/18	57
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
218	4.500%, 07/15/23	204
28	4.875%, 12/01/24	27
197	4.875%, 06/01/25	184
400	5.500%, 02/15/23	394
48	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	45

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Masco Corp.,
180	4.450%, 04/01/25	181
4	5.950%, 03/15/22	4
412	MasTec, Inc., 4.875%, 03/15/23	345
57	Memorial Resource Development Corp., 5.875%, 07/01/22	54
135	Meritage Homes Corp., 7.000%, 04/01/22	148
	MGM Resorts International,
185	6.000%, 03/15/23	188
350	6.625%, 12/15/21	373
500	7.750%, 03/15/22	555
45	11.375%, 03/01/18	53
50	Michaels Stores, Inc., 5.875%, 12/15/20 (e)	53
	Micron Technology, Inc.,
390	5.250%, 08/01/23 (e)	381
116	5.250%, 01/15/24 (e)	111
28	5.500%, 02/01/25	27
14	Series G, 5.625%, 01/15/26 (e)	13
17	5.875%, 02/15/22	17
300	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	307
	Momentive Performance Materials, Inc.,
102	3.880%, 10/24/21	82
35	8.875%, 10/15/20 (d)	–
338	MPG Holdco I, Inc., 7.375%, 10/15/22	359
645	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	658
154	MSCI, Inc., 5.250%, 11/15/24 (e)	162
4	Murphy Oil USA, Inc., 6.000%, 08/15/23	4
2	Mustang Merger Corp., 8.500%, 08/15/21 (e)	2
248	National Financial Partners Corp., 9.000%, 07/15/21 (e)	243
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
85	6.500%, 08/01/18	84
15	6.500%, 07/01/21	14
198	6.500%, 06/01/22	178
45	7.875%, 10/01/20	44
58	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	56
	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc.,
285	7.375%, 01/15/22 (e)	224
5	8.125%, 02/15/19	4
155	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22 (e)	130

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
115	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	122
	NCR Corp.,
50	5.000%, 07/15/22	49
16	6.375%, 12/15/23	17
250	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	260
	Netflix, Inc.,
350	5.500%, 02/15/22 (e)	369
115	5.750%, 03/01/24	122
260	5.875%, 02/15/25 (e)	275
	New Albertsons, Inc.,
60	Series C, 6.625%, 06/01/28	54
104	7.450%, 08/01/29	101
6	7.750%, 06/15/26	6
22	8.000%, 05/01/31	22
170	8.700%, 05/01/30	174
	Newfield Exploration Co.,
135	5.375%, 01/01/26	128
50	5.625%, 07/01/24	49
110	5.750%, 01/30/22	112
	Nexstar Broadcasting, Inc.,
35	6.125%, 02/15/22 (e)	35
25	6.875%, 11/15/20	26
2	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 07/15/19	2
583	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	592
	Noble Energy, Inc.,
75	5.625%, 05/01/21	76
33	5.875%, 06/01/22	33
21	5.875%, 06/01/24	21
	NRG Energy, Inc.,
525	6.250%, 05/01/24	470
11	6.625%, 03/15/23	10
113	7.875%, 05/15/21	112
30	8.250%, 09/01/20	31
400	NRG Yield Operating LLC, 5.375%, 08/15/24	366
332	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	339
40	NWH Escrow Corp., 7.500%, 08/01/21 (e)	36
40	Oasis Petroleum, Inc., 6.875%, 03/15/22	34
51	Olin Corp., 5.500%, 08/15/22	48
	Orbital ATK, Inc.,
113	5.250%, 10/01/21	115

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	27

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
110	5.500%, 10/01/23 (e)	115
66	Oshkosh Corp., 5.375%, 03/01/25	66
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
33	5.250%, 02/15/22	34
455	5.625%, 02/15/24 (e)	473
205	5.875%, 03/15/25	213
	Owens-Brockway Glass Container, Inc.,
80	5.000%, 01/15/22 (e)	82
5	5.375%, 01/15/25 (e)	5
349	5.875%, 08/15/23 (e)	370
17	6.375%, 08/15/25 (e)	18
100	Parker Drilling Co., 6.750%, 07/15/22	77
310	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	319
67	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 05/15/23 (e)	62
	Peabody Energy Corp.,
23	6.250%, 11/15/21	3
61	10.000%, 03/15/22 (e)	17
75	Penn Virginia Corp., 8.500%, 05/01/20	22
329	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	336
50	Pioneer Energy Services Corp., 6.125%, 03/15/22	29
124	Plantronics, Inc., 5.500%, 05/31/23 (e)	126
11	Platform Specialty Products Corp., 6.500%, 02/01/22 (e)	9
	PolyOne Corp.,
380	5.250%, 03/15/23	381
25	7.375%, 09/15/20	26
	Post Holdings, Inc.,
300	6.750%, 12/01/21 (e)	311
41	7.750%, 03/15/24 (e)	44
17	8.000%, 07/15/25 (e)	18
80	Prestige Brands, Inc., 5.375%, 12/15/21 (e)	80
70	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	59
15	PVH Corp., 4.500%, 12/15/22	15
	QEP Resources, Inc.,
209	5.250%, 05/01/23	185
334	5.375%, 10/01/22	301
50	6.875%, 03/01/21	49
10	Quad/Graphics, Inc., 7.000%, 05/01/22	9
299	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	297
125	Quintiles Transnational Corp., 4.875%, 05/15/23 (e)	129

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Qwest Capital Funding, Inc.,
7	6.875%, 07/15/28	6
71	7.750%, 02/15/31	67
25	Qwest Corp., 7.250%, 09/15/25	27
56	R.R. Donnelley & Sons Co., 7.625%, 06/15/20	58
25	Radio Systems Corp., 8.375%, 11/01/19 (e)	27
312	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	272
181	Range Resources Corp., 5.000%, 03/15/23	161
80	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	84
	Regal Entertainment Group,
115	5.750%, 03/15/22	119
50	5.750%, 06/15/23	50
250	5.750%, 02/01/25	245
	Regency Energy Partners LP/Regency Energy Finance Corp.,
50	4.500%, 11/01/23	46
25	5.000%, 10/01/22	24
375	5.500%, 04/15/23	364
9	5.875%, 03/01/22	9
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
585	5.750%, 10/15/20	608
100	6.875%, 02/15/21	105
250	8.250%, 02/15/21	260
125	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/23	129
140	Rice Energy, Inc., 7.250%, 05/01/23 (e)	129
	Rite Aid Corp.,
501	6.125%, 04/01/23 (e)	540
5	6.750%, 06/15/21	5
10	9.250%, 03/15/20	11
32	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	33
	Rockies Express Pipeline LLC,
275	6.000%, 01/15/19 (e)	279
37	6.850%, 07/15/18 (e)	38
	Rose Rock Midstream LP/Rose Rock Finance Corp.,
3	5.625%, 07/15/22	3
20	5.625%, 11/15/23 (e)	17
55	RSP Permian, Inc., 6.625%, 10/01/22	54
	Sabine Pass Liquefaction LLC,
1,023	5.625%, 03/01/25 (e)	981

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
100	5.750%, 05/15/24	97
200	6.250%, 03/15/22	198
105	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	107
	Sally Holdings LLC/Sally Capital, Inc.,
75	5.500%, 11/01/23	77
150	5.750%, 06/01/22	159
228	SBA Communications Corp., 4.875%, 07/15/22	233
70	SBA Telecommunications, Inc., 5.750%, 07/15/20	73
	Scientific Games International, Inc.,
205	7.000%, 01/01/22 (e)	206
250	10.000%, 12/01/22	221
200	Scotts Miracle-Gro Co. (The), 6.000%, 10/15/23 (e)	211
	Sealed Air Corp.,
105	4.875%, 12/01/22 (e)	108
410	5.125%, 12/01/24 (e)	421
100	5.250%, 04/01/23 (e)	105
16	SemGroup Corp., 7.500%, 06/15/21	15
310	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	309
50	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	53
	Service Corp. International,
180	5.375%, 05/15/24	192
20	7.000%, 06/15/17	22
80	8.000%, 11/15/21	95
40	SESI LLC, 7.125%, 12/15/21	39
20	Seventy Seven Operating LLC, 6.625%, 11/15/19	12
285	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	299
30	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	28
	Sinclair Television Group, Inc.,
10	5.375%, 04/01/21	10
275	5.625%, 08/01/24 (e)	270
115	6.125%, 10/01/22	118
5	6.375%, 11/01/21	5
	Sirius XM Radio, Inc.,
165	4.625%, 05/15/23 (e)	163
84	5.750%, 08/01/21 (e)	88
105	5.875%, 10/01/20 (e)	112
270	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	280

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	SM Energy Co.,
525	5.000%, 01/15/24	471
67	5.625%, 06/01/25	61
140	6.500%, 01/01/23	138
	Smithfield Foods, Inc.,
163	5.250%, 08/01/18 (e)	166
100	5.875%, 08/01/21 (e)	105
375	6.625%, 08/15/22	401
5	7.750%, 07/01/17	5
	Spectrum Brands, Inc.,
344	5.750%, 07/15/25 (e)	367
14	6.125%, 12/15/24 (e)	15
40	6.625%, 11/15/22	44
10	Speedway Motorsports, Inc., 5.125%, 02/01/23	10
	Sprint Capital Corp.,
151	6.875%, 11/15/28	125
177	6.900%, 05/01/19	170
448	8.750%, 03/15/32	403
	Sprint Communications, Inc.,
90	6.000%, 12/01/16	91
979	7.000%, 03/01/20 (e)	1,028
330	7.000%, 08/15/20	306
250	8.375%, 08/15/17	255
38	9.125%, 03/01/17	40
	Sprint Corp.,
256	7.125%, 06/15/24	225
629	7.250%, 09/15/21	578
43	7.625%, 02/15/25	38
486	7.875%, 09/15/23	449
122	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23 (e)	128
115	Station Casinos LLC, 7.500%, 03/01/21	123
	Steel Dynamics, Inc.,
40	5.125%, 10/01/21	40
40	5.250%, 04/15/23	39
215	5.500%, 10/01/24	212
285	6.375%, 08/15/22	293
175	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	176
40	Stone Energy Corp., 7.500%, 11/15/22	26
85	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.500%, 06/01/24	82
150	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	149

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	29

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5	5.500%, 08/15/22	4
11	7.500%, 07/01/21	11
25	SunGard Data Systems, Inc., 6.625%, 11/01/19	26
	Sunoco LP/Sunoco Finance Corp.,
65	5.500%, 08/01/20 (e)	67
300	6.375%, 04/01/23 (e)	302
530	SUPERVALU, Inc., 7.750%, 11/15/22	521
	Talen Energy Supply LLC,
150	4.600%, 12/15/21	129
15	4.625%, 07/15/19 (e)	13
100	6.500%, 06/01/25 (e)	89
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
150	4.250%, 11/15/23	131
20	5.000%, 01/15/18 (e)	20
100	6.750%, 03/15/24 (e)	98
150	6.875%, 02/01/21	151
90	Taylor Morrison Communities, Inc./Monarch Communities Inc, 5.625%, 03/01/24 (e)	89
70	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875%, 04/15/23 (e)	71
	TEGNA, Inc.,
5	4.875%, 09/15/21 (e)	5
30	5.125%, 07/15/20	31
200	5.500%, 09/15/24 (e)	203
270	6.375%, 10/15/23	292
170	Teleflex, Inc., 5.250%, 06/15/24	174
165	Tempur Sealy International, Inc., 5.625%, 10/15/23 (e)	173
	Tenet Healthcare Corp.,
360	4.375%, 10/01/21	359
348	4.500%, 04/01/21	348
80	4.750%, 06/01/20	81
201	5.000%, 03/01/19	197
130	5.500%, 03/01/19	128
49	6.000%, 10/01/20	53
5	6.250%, 11/01/18	5
18	6.750%, 02/01/20	18
175	6.750%, 06/15/23	174
223	8.000%, 08/01/20	231
368	8.125%, 04/01/22	389
29	Tenneco, Inc., 5.375%, 12/15/24	30
189	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	169

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	TerraForm Power Operating LLC,
109	5.875%, 02/01/23 (e)	101
450	6.125%, 06/15/25 (e)	405
32	Tesoro Corp., 5.125%, 04/01/24	32
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
6	5.500%, 10/15/19 (e)	6
10	5.875%, 10/01/20	11
100	6.125%, 10/15/21	104
376	6.250%, 10/15/22 (e)	391
1,000	Texas Competitive Electric Holdings Co. LLC, VAR, 4.063%, 10/01/20	338
87	Time Warner Cable, Inc., 7.300%, 07/01/38	94
	T-Mobile USA, Inc.,
3	5.250%, 09/01/18	3
121	6.000%, 03/01/23	121
215	6.125%, 01/15/22	219
35	6.250%, 04/01/21	36
81	6.375%, 03/01/25	81
2	6.464%, 04/28/19	2
359	6.500%, 01/15/24	364
129	6.625%, 11/15/20	133
413	6.625%, 04/01/23	422
60	6.633%, 04/28/21	62
357	6.731%, 04/28/22	369
442	6.836%, 04/28/23	456
146	Toll Brothers Finance Corp., 4.875%, 11/15/25	146
140	Tops Holding LLC/Tops Markets II Corp., 8.000%, 06/15/22 (e)	145
	TransDigm, Inc.,
462	5.500%, 10/15/20	463
821	6.000%, 07/15/22	829
19	TreeHouse Foods, Inc., 4.875%, 03/15/22	18
522	Tribune Media Co., 5.875%, 07/15/22 (e)	536
	Tronox Finance LLC,
11	6.375%, 08/15/20	8
305	7.500%, 03/15/22 (e)	216
151	Tutor Perini Corp., 7.625%, 11/01/18	154
123	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	126
10	U.S. Concrete, Inc., 8.500%, 12/01/18	10
142	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	137
251	Unit Corp., 6.625%, 05/15/21	201
	United Rentals North America, Inc.,
25	4.625%, 07/15/23	25

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
115	5.500%, 07/15/25	115
510	5.750%, 11/15/24	518
100	6.125%, 06/15/23	104
224	Univar USA, Inc., 6.750%, 07/15/23 (e)	222
	Universal Health Services, Inc.,
2	3.750%, 08/01/19 (e)	2
2	4.750%, 08/01/22 (e)	2
	Univision Communications, Inc.,
600	5.125%, 05/15/23 (e)	594
550	5.125%, 02/15/25 (e)	540
103	6.750%, 09/15/22 (e)	109
330	8.500%, 05/15/21 (e)	345
	USG Corp.,
9	5.500%, 03/01/25 (e)	9
65	6.300%, 11/15/16	67
400	USI, Inc., 7.750%, 01/15/21 (e)	400
	VeriSign, Inc.,
8	4.625%, 05/01/23	8
54	5.250%, 04/01/25	55
	Vulcan Materials Co.,
300	4.500%, 04/01/25	307
130	7.500%, 06/15/21	154
	W.R. Grace & Co.-Conn,
200	5.125%, 10/01/21 (e)	208
27	5.625%, 10/01/24 (e)	28
140	WCI Communities, Inc., 6.875%, 08/15/21	147
7	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	7
140	West Corp., 5.375%, 07/15/22 (e)	133
211	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	215
221	Whiting Petroleum Corp., 5.000%, 03/15/19	210
330	Williams Partners LP/ACMP Finance Corp., 6.125%, 07/15/22	338
	Windstream Services LLC,
40	6.375%, 08/01/23	32
135	7.500%, 06/01/22	112
395	7.500%, 04/01/23	330
339	7.750%, 10/01/21	291
30	7.875%, 11/01/17	32
160	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	151
	WMG Acquisition Corp.,
450	5.625%, 04/15/22 (e)	445
180	6.750%, 04/15/22 (e)	167

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	WPX Energy, Inc.,
480	5.250%, 09/15/24	398
126	6.000%, 01/15/22	111
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
195	5.375%, 03/15/22	193
160	5.500%, 03/01/25 (e)	150
	Yum! Brands, Inc.,
195	3.750%, 11/01/21	184
73	3.875%, 11/01/20	71
	Zayo Group LLC/Zayo Capital, Inc.,
400	6.000%, 04/01/23 (e)	408
3	10.125%, 07/01/20	3
99	Zebra Technologies Corp., 7.250%, 10/15/22	108
	ZF North America Capital, Inc.,
550	4.000%, 04/29/20 (e)	556
200	4.500%, 04/29/22 (e)	201
150	4.750%, 04/29/25 (e)	147

		119,397

	Total Corporate Bonds (Cost $144,922)	142,427

Foreign Government Securities — 10.9%
	France — 2.4%
EUR 15,461	France Government Bond OAT, 1.750%, 11/25/24	18,579

	Germany — 1.4%
EUR 10,237	Bundesrepublik Deutschland, 0.500%, 02/15/25	11,293

	Italy — 3.8%
	Italy Buoni Poliennali Del Tesoro,
EUR 11,674	3.500%, 11/01/17	13,717
EUR 1,969	4.750%, 09/01/44 (e)	3,129
EUR 8,816	5.500%, 11/01/22	12,554

		29,400

	Spain — 0.9%
EUR 5,353	Kingdom of Spain, 4.000%, 04/30/20 (e)	6,770

	United Kingdom — 2.4%
	United Kingdom Gilt,
GBP 4,057	2.000%, 01/22/16	6,275
GBP 3,952	4.000%, 09/07/16	6,271
GBP 3,937	8.000%, 12/07/15	6,112

		18,658

	Total Foreign Government Securities (Cost $84,397)	84,700

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	31

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of options contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — 0.2%
	Australia — 0.0% (g)
200	FMG Resources Pty, Ltd., Term Loan B, VAR, 4.250%, 06/30/19 ^	169

	Canada — 0.0% (g)
200	Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21 ^	192

	Singapore — 0.0% (g)
3	Avago Technologies Cayman Ltd., Term Loan, VAR, 3.750%, 05/06/21	3

	United States — 0.2%
5	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	5
4	AOT Holdings, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	4
322	CSC Holdings LLC, Initial Term Loan, VAR, 5.000%, 10/09/22 ^	323
6	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	6
5	Dupont Performance, Term Loan, VAR, 3.750%, 02/01/20	5
60	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 06/19/16	60
48	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	44
30	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.000%, 04/29/20	30
5	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	5
250	Riverbed Technology, Inc., Term Loan, VAR, 6.000%, 04/25/22 ^	250
119	Staples, Inc., Term Loan, VAR, 0.000%, 04/21/21 ^	118
126	Stardust Finance Holdings LLC, Senior Lien Term Loan, VAR, 6.500%, 03/14/22 ^	125
8	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	7
188	UPC Financing Partnership, Facility AH, VAR, 3.250%, 06/30/21 ^	185
10	W&T Offshore, Inc., Term Loan, VAR, 9.000%, 05/15/20	9

		1,176

	Total Loan Assignments (Cost $1,545)	1,540

NUMBER OF CONTRACTS
Options Purchased — 1.1%
	Call Options Purchased — 1.1%
EUR 767	Euro Stoxx 50 Index, Expiring 12/18/2015 at 3250, European Style	1,676

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Call Options Purchased — continued
117	S&P 500 Index, Expiring 12/19/2015 at 1900 USD, European Style	2,141
356	S&P 500 Index, Expiring 12/19/2015 at 1950 European Style	4,893

	Total Options Purchased (Cost $4,793)	8,710

PRINCIPAL AMOUNT
Preferred Securities — 0.5% (x)
	Cayman Islands — 0.0% (g)
390	XLIT Ltd., Series E, VAR, 6.500%, 04/15/17	311

	France — 0.2%
400	BNP Paribas S.A., VAR, 7.375%, 08/19/25 (e)	414
200	Credit Agricole S.A., VAR, 6.625%, 09/23/19 (e)	197
500	Societe Generale S.A., VAR, 8.000%, 09/29/25 (e)	505

		1,116

	United Kingdom — 0.1%
200	Barclays plc, VAR, 8.250%, 12/15/18	213
	Royal Bank of Scotland Group plc,
400	VAR, 7.500%, 08/10/20	414
200	VAR, 8.000%, 08/10/25	209

		836

	United States — 0.2%
	Bank of America Corp.,
410	Series AA, VAR, 6.100%, 03/17/25	415
30	Series K, VAR, 8.000%, 01/30/18	31
	Citigroup, Inc.,
95	VAR, 5.950%, 01/30/23	94
30	Series O, VAR, 5.875%, 03/27/20	30
15	Series P, VAR, 5.950%, 05/15/25	15
415	Series Q, VAR, 5.950%, 08/15/20	414
338	Goldman Sachs Group, Inc. (The), Series M, VAR, 5.375%, 05/10/20	334
280	Morgan Stanley, Series J, VAR, 5.550%, 07/15/20	280

		1,613

	Total Preferred Securities (Cost $3,835)	3,876

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — 0.3%
		Brazil — 0.1%
110		Itau Unibanco Holding S.A.	755
34		Marcopolo S.A.	17

			772

		Cayman Islands — 0.0% (g)
–	(h)	XLIT Ltd., Series D, VAR, 3.441%, 11/30/15 ($1,000 par value) @	70

		Germany — 0.2%
10		Henkel AG & Co. KGaA	1,037
3		Volkswagen AG	320

			1,357

		United States — 0.0% (g)
–	(h)	Ally Financial, Inc., Series G, 7.000%, 11/30/15 ($1000 par value) (e) @	16
1		GMAC Capital Trust I, Series 2, VAR, 8.125%, 02/15/40 ($25 par value)	16

			32

		Total Preferred Stocks (Cost $2,716)	2,231

NUMBER OF RIGHTS
Rights — 0.0% (g)
		Australia — 0.0% (g)
1		Westpac Banking Corp., expiring 11/11/15 (a)	2

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE

	Spain — 0.0% (g)
125	Banco Santander S.A., expiring 11/03/15 (a)	7

	Total Rights (Cost $7)	9

PRINCIPAL AMOUNT
U.S. Treasury Obligations — 2.2%
	U.S. Treasury Notes,
9,111	0.375%, 01/31/16 (k)	9,116
7,580	2.125%, 06/30/22	7,707

	Total U.S. Treasury Obligations (Cost $16,883)	16,823

SHARES
Short-Term Investment — 11.4%
	Investment Company — 11.4%
88,032	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $88,032)	88,032

	Total Investments — 98.1% (Cost $757,763)	759,943
	Other Assets in Excess of Liabilities — 1.9% (c)	14,474

	NET ASSETS — 100.0%	$774,417

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Foreign Government Securities	11.1%
Banks	6.1
Asset-Backed Securities	5.6
Non-Agency CMO	4.4
Oil, Gas & Consumable Fuels	3.5
Pharmaceuticals	3.3
Media	2.8
Insurance	2.6
Diversified Telecommunication Services	2.3
U.S. Treasury Notes	2.2
Health Care Providers & Services	2.2
Automobiles	1.7
IT Services	1.7
Specialty Retail	1.6

INDUSTRY	PERCENTAGE
Chemicals	1.5%
Hotels, Restaurants & Leisure	1.4
Wireless Telecommunication Services	1.4
Internet Software & Services	1.3
Food & Staples Retailing	1.3
Beverages	1.3
Food Products	1.3
Software	1.3
Metals & Mining	1.2
Semiconductors & Semiconductor Equipment	1.2
Call Options Purchased	1.1
Capital Markets	1.1
Electric Utilities	1.0
Others (each less than 1.0%)	20.9
Short-Term Investment	11.6

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	33

JPMorgan Global Allocation Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
41	TOPIX Index	12/10/15	JPY	5,295	453
375	10 Year Australian Government Bond	12/15/15	AUD	34,593	246
56	E-mini Russell 2000	12/18/15	USD	6,486	168
419	E-mini S&P 500	12/18/15	USD	43,444	2,581
24	Euro STOXX 50 Index	12/18/15	EUR	898	(1)
9	FTSE 100 Index	12/18/15	GBP	877	— (h)
59	10 Year U.S. Treasury Note	12/21/15	USD	7,534	(64)
80	U.S. Long Bond	12/21/15	USD	12,515	— (h)
	Short Futures Outstanding
(235)	10 Year Canadian Government Bond	12/18/15	CAD	(25,250)	453
(363)	Euro STOXX 50 Index	12/18/15	EUR	(13,584)	(796)
(287)	FTSE 100 Index	12/18/15	GBP	(27,962)	(975)
(533)	Mini MSCI Emerging Markets Index	12/18/15	USD	(22,485)	(953)

					1,112

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2015		NET UNREALIZED APPRECIATION (DEPRECIATION)
321 214	CAD for EUR	Merrill Lynch International	12/17/15	235	#	245	#	10
184 267	EUR for CAD	Societe Generale	12/17/15	204	#	202	#	(2)
623	AUD	Deutsche Bank AG	12/17/15	457		443		(14)
158	CAD	BNP Paribas	12/17/15	121		121		— (h)
1,822	CHF	Goldman Sachs International	12/17/15	1,891		1,846		(45)
657	CHF	Morgan Stanley	12/17/15	677		666		(11)
1,217	EUR	BNP Paribas	12/17/15	1,363		1,340		(23)
732	EUR	Citibank, N.A.	12/17/15	818		805		(13)
658	EUR	Credit Suisse International	12/17/15	738		724		(14)
306	EUR	Deutsche Bank AG	12/17/15	351		337		(14)
3,357	EUR	Goldman Sachs International	12/17/15	3,828		3,695		(133)
534	EUR	Societe Generale	12/17/15	599		588		(11)
1,627	EUR	Standard Chartered Bank	12/17/15	1,815		1,790		(25)
209	GBP	Citibank, N.A.	12/17/15	320		323		3
605	GBP	Goldman Sachs International	12/17/15	925		933		8
645	GBP	Merrill Lynch International	12/17/15	983		994		11
1,253	GBP	Morgan Stanley	12/17/15	1,931		1,931		— (h)
1,534	GBP	Standard Chartered Bank	12/17/15	2,335		2,364		29
271,370	JPY	BNP Paribas	12/17/15	2,264		2,251		(13)
92,403	JPY	Goldman Sachs International	12/17/15	771		766		(5)
82,697	JPY	Standard Chartered Bank	12/17/15	689		686		(3)
209,000	JPY	TD Bank Financial Group	12/17/15	1,767		1,733		(34)
				25,082		24,783		(299)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2015

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
600	AUD	Goldman Sachs International	12/17/15	424	427	(3)
961	AUD	HSBC Bank, N.A.	12/17/15	688	683	5
5,198	AUD	Morgan Stanley	12/17/15	3,606	3,698	(92)
889	AUD	Standard Chartered Bank	12/17/15	630	633	(3)
479	CAD	HSBC Bank, N.A.	12/17/15	359	366	(7)
269	CAD	State Street Corp.	12/17/15	205	206	(1)
1,169	CHF	HSBC Bank, N.A.	12/17/15	1,199	1,185	14
623	CHF	Merrill Lynch International	12/17/15	651	631	20
7,104	CHF	Morgan Stanley	12/17/15	7,291	7,197	94
1,130	CHF	Standard Chartered Bank	12/17/15	1,143	1,145	(2)
3,000	DKK	Australia and New Zealand Banking Group Limited	12/17/15	451	443	8
4,145	DKK	Goldman Sachs International	12/17/15	623	612	11
574	EUR	BNP Paribas	12/17/15	638	632	6
2,310	EUR	Deutsche Bank AG	12/17/15	2,626	2,542	84
295	EUR	Goldman Sachs International	12/17/15	323	324	(1)
5,230	EUR	HSBC Bank, N.A.	12/17/15	5,868	5,755	113
280	EUR	Merrill Lynch International	12/17/15	315	308	7
77,264	EUR	Morgan Stanley	12/17/15	86,694	85,025	1,669
5,002	EUR	Standard Chartered Bank	12/17/15	5,504	5,505	(1)
952	GBP	Deutsche Bank AG	12/17/15	1,451	1,467	(16)
8,982	GBP	Goldman Sachs International	12/17/15	13,599	13,844	(245)
515	GBP	HSBC Bank, N.A.	12/17/15	782	794	(12)
14,808	GBP	Morgan Stanley	12/17/15	22,566	22,824	(258)
1,756	GBP	Standard Chartered Bank	12/17/15	2,680	2,707	(27)
13,396	HKD	HSBC Bank, N.A.	12/17/15	1,729	1,729	— (h)
400,000	JPY	Australia and New Zealand Banking Group Limited	12/17/15	3,359	3,317	42
221,374	JPY	Deutsche Bank AG	12/17/15	1,849	1,836	13
39,617	JPY	HSBC Bank, N.A.	12/17/15	331	328	3
456,197	JPY	Merrill Lynch International	12/17/15	3,797	3,784	13
1,612,975	JPY	Morgan Stanley	12/17/15	13,449	13,377	72
12,890	SEK	Morgan Stanley	12/17/15	1,535	1,511	24
2,587	SEK	State Street Corp.	12/17/15	304	302	2
405	SGD	Goldman Sachs International	12/17/15	284	289	(5)
				186,953	185,426	1,527

#

For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2015 of the currency being sold, and the value at October 31, 2015 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	35

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 4.1%
	United States — 4.1%
	ABFC Trust,
414	Series 2003-OPT1, Class A1A, VAR, 1.017%, 04/25/33	400
1,214	Series 2004-HE1, Class M1, VAR, 1.097%, 03/25/34	1,124
1,756	Series 2004-OPT3, Class M1, VAR, 0.947%, 09/25/33	1,650
3,266	Series 2004-OPT5, Class A1, VAR, 0.897%, 06/25/34	3,041
1,558	Series 2005-WF1, Class M1, VAR, 0.737%, 11/25/34	1,352
1,887	Accredited Mortgage Loan Trust, Series 2004-4, Class M1, VAR, 1.067%, 01/25/35	1,808
	ACE Securities Corp. Home Equity Loan Trust,
1,680	Series 2003-FM1, Class M2, VAR, 1.487%, 11/25/32	1,494
1,711	Series 2003-HE1, Class M1, VAR, 1.172%, 11/25/33	1,596
1,163	Series 2003-NC1, Class M1, VAR, 1.367%, 07/25/33	1,107
5,014	Series 2003-OP1, Class M1, VAR, 1.247%, 12/25/33	4,736
1,434	Series 2004-HE2, Class M1, 1.232%, 10/25/34	1,348
4,913	Series 2004-HE4, Class M1, VAR, 1.172%, 12/25/34	4,815
3,610	Series 2004-OP1, Class M2, VAR, 1.772%, 04/25/34	3,325
1,090	American Homes 4 Rent, Series 2014-SFR1, Class D, VAR, 2.350%, 06/17/31 (e)	1,051
901	Ameriquest Mortgage Securities, Inc. Asset-Backed Certificates, Series 2002-AR1, Class M1, VAR, 1.262%, 09/25/32	819
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
1,622	Series 2003-13, Class M1, VAR, 1.217%, 01/25/34	1,476
714	Series 2003-13, Class M2, VAR, 2.747%, 01/25/34	666
916	Series 2004-R1, Class A2, VAR, 0.797%, 02/25/34	872
6,489	Series 2004-R1, Class M1, VAR, 0.992%, 02/25/34	5,937
639	Series 2004-R1, Class M2, VAR, 1.067%, 02/25/34	577
245	Series 2004-R3, Class A1B, VAR, 0.897%, 05/25/34	242
523	Series 2004-R8, Class M1, VAR, 1.157%, 09/25/34	521

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Argent Securities, Inc.,
1,538	Series 2003-W5, Class M2, VAR, 2.972%, 10/25/33	1,502
1,922	Series 2004-W4, Class A, VAR, 0.717%, 03/25/34	1,779
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
936	Series 2004-W2, Class M2, VAR, 2.072%, 04/25/34	876
691	Series 2004-W2, Class M3, VAR, 2.297%, 04/25/34	596
2,431	Series 2004-W3, Class A3, VAR, 1.017%, 02/25/34	2,174
2,051	Series 2004-W6, Class M1, VAR, 1.022%, 05/25/34	1,955
754	Series 2004-W7, Class M2, VAR, 1.097%, 05/25/34	697
	Asset-Backed Securities Corp. Home Equity Loan Trust,
2,896	Series 2001-HE3, Class A1, VAR, 0.736%, 11/15/31	2,718
499	Series 2001-HE3, Class M1, VAR, 1.096%, 11/15/31	465
261	Series 2003-HE3, Class M2, VAR, 3.196%, 06/15/33	251
2,034	Series 2003-HE4, Class M1, VAR, 1.441%, 08/15/33	1,929
2,161	Bayview Financial Acquisition Trust, Series 2006-D, Class 1A5, SUB, 5.668%, 12/28/36	2,133
691	Bayview Financial Mortgage Pass-Through Trust, Series 2006-C, Class 1A2, SUB, 5.638%, 11/28/36	688
3,192	Bear Stearns Asset-Backed Securities I Trust, Series 2004-HE11, Class M2, VAR, 1.772%, 12/25/34	3,146
	Bear Stearns Asset-Backed Securities Trust,
887	Series 2003-1, Class M1, VAR, 1.847%, 11/25/42	846
804	Series 2003-SD1, Class A, VAR, 1.097%, 12/25/33	753
1,500	Series 2003-SD1, Class M1, VAR, 1.472%, 12/25/33	1,410
1,909	Series 2004-HE2, Class M2, VAR, 1.997%, 03/25/34	1,825
2,535	Series 2004-SD4, Class A1, VAR, 1.097%, 08/25/44	2,443
885	CDC Mortgage Capital Trust, Series 2003-HE1, Class M1, VAR, 1.547%, 08/25/33	842

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
	Centex Home Equity Loan Trust,
2,347	Series 2004-A, Class M1, VAR, 0.797%, 01/25/34	2,102
977	Series 2004-C, Class M2, VAR, 0.992%, 06/25/34	852
640	Series 2004-D, Class MF2, SUB, 5.560%, 09/25/34	578
1,719	Series 2004-D, Class MF3, SUB, 5.760%, 09/25/34	1,253
325	Series 2004-D, Class MV2, VAR, 0.887%, 09/25/34	258
1,659	Series 2005-A, Class M1, VAR, 0.677%, 01/25/35	1,527
	Chase Funding Loan Acquisition Trust,
1,970	Series 2004-AQ1, Class M1, VAR, 1.292%, 05/25/34	1,852
2,545	Series 2004-OPT1, Class M2, VAR, 1.697%, 06/25/34	2,435
	Chase Funding Trust,
1,903	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	1,961
211	Series 2003-4, Class M1, VAR, 1.097%, 03/25/33	200
568	Series 2003-5, Class 1M2, VAR, 5.641%, 09/25/32	500
2,345	Series 2003-6, Class 2A2, VAR, 0.777%, 11/25/34	2,157
3,143	Series 2003-6, Class 2M1, VAR, 0.947%, 11/25/34	2,918
1,162	Series 2004-1, Class 1M1, 4.725%, 05/25/33	1,116
1,497	Series 2004-1, Class 2M1, VAR, 0.947%, 09/25/33	1,373
2,212	Series 2004-2, Class 1M1, VAR, 5.700%, 02/26/35	2,036
	Citigroup Mortgage Loan Trust, Inc.,
348	Series 2005-OPT1, Class M4, VAR, 1.247%, 02/25/35	265
266	Series 2005-WF2, Class AF7, SUB, 5.249%, 08/25/35	257
789	Series 2006-WFH4, Class A3, VAR, 0.347%, 11/25/36	785
	Countrywide Asset-Backed Certificates,
460	Series 2002-3, Class M1, VAR, 1.322%, 03/25/32	450
1,370	Series 2002-4, Class M1, VAR, 1.322%, 12/25/32	1,258
1,443	Series 2003-3, Class 3A, VAR, 0.737%, 11/25/33	1,322

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,593	Series 2004-1, Class M3, VAR, 1.172%, 02/25/34	1,490
12,616	Series 2004-2, Class M1, VAR, 0.947%, 05/25/34	11,982
5,031	Series 2004-3, Class M1, VAR, 0.947%, 06/25/34	4,788
765	Series 2004-3, Class M2, VAR, 1.022%, 06/25/34	709
2,457	Series 2004-5, Class M2, VAR, 1.202%, 07/25/34	2,311
400	Series 2004-BC4, Class M1, VAR, 1.247%, 11/25/34	379
1,304	Series 2004-ECC2, Class M2, VAR, 1.172%, 12/25/34	1,242
719	Series 2005-11, Class AF6, VAR, 4.834%, 02/25/36	740
7,885	Series 2005-AB3, Class 1A1, VAR, 0.447%, 02/25/36	6,923
101	Series 2006-2, Class 2A2, VAR, 0.387%, 10/25/34	98
1,598	Countrywide Partnership Trust, Series 2004-EC1, Class M2, VAR, 1.142%, 01/25/35	1,445
953	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB8, Class AF2, SUB, 4.102%, 12/25/35	942
	CWABS, Inc. Asset-Backed Certificates,
5,094	Series 2003-BC1, Class A1, VAR, 0.997%, 03/25/33	4,697
888	Series 2004-1, Class M2, VAR, 1.022%, 03/25/34	820
986	Series 2004-6, Class M2, VAR, 1.172%, 10/25/34	925
	Equity One Mortgage Pass-Through Trust,
373	Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	376
588	Series 2003-4, Class M1, SUB, 5.869%, 10/25/34	569
229	Finance America Mortgage Loan Trust, Series 2004-3, Class M2, VAR, 1.142%, 11/25/34	200
	First Franklin Mortgage Loan Asset Backed Certificates,
1,191	Series 2004-FF3, Class M1, VAR, 1.022%, 05/25/34	1,095
10,500	Series 2005-FF11, Class M1, VAR, 0.842%, 11/25/35	9,666
	First Franklin Mortgage Loan Trust,
5,331	Series 2003-FF5, Class M1, VAR, 1.097%, 03/25/34	5,027
8,213	Series 2004-FF4, Class M1, VAR, 1.052%, 06/25/34	7,316

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	37

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
2,922	Series 2004-FF5, Class A1, VAR, 0.917%, 08/25/34	2,769
14,650	Series 2005-FF10, Class A1, VAR, 0.497%, 11/25/35	12,967
3,866	Series 2005-FF10, Class A4, VAR, 0.517%, 11/25/35	3,797
1,116	Series 2005-FF11, Class A2D, VAR, 0.877%, 11/25/35	1,111
1,898	Series 2006-FF8, Class IIA3, VAR, 0.347%, 07/25/36	1,804
	Fremont Home Loan Trust,
3,162	Series 2004-2, Class M2, VAR, 1.127%, 07/25/34	2,989
591	Series 2004-B, Class M2, VAR, 1.142%, 05/25/34	519
1,167	Series 2004-C, Class M1, VAR, 1.172%, 08/25/34	1,089
2,016	GSAA Trust, Series 2005-6, Class A3, VAR, 0.567%, 06/25/35	1,932
	GSAMP Trust,
2,812	Series 2003-HE1, Class M1, VAR, 1.439%, 06/20/33	2,726
1,833	Series 2003-SEA, Class A1, VAR, 0.597%, 02/25/33	1,709
1,346	Series 2005-HE3, Class M2, VAR, 1.202%, 06/25/35	1,310
2,356	Series 2005-NC1, Class M1, VAR, 0.872%, 02/25/35	2,286
643	Series 2005-SEA2, Class A1, VAR, 0.547%, 01/25/45 (e)	630
3,996	Series 2006-FM1, Class A2C, VAR, 0.357%, 04/25/36	2,569
5,987	Series 2006-HE3, Class A2C, VAR, 0.357%, 05/25/46	5,357
3,386	Series 2006-HE4, Class A2C, VAR, 0.347%, 06/25/36	3,166
479	Series 2007-HE1, Class A2B, VAR, 0.297%, 03/25/47	476
6,272	Series 2007-SEA1, Class A, VAR, 0.497%, 12/25/36 (e)	5,826
	Home Equity Asset Trust,
902	Series 2003-1, Class M1, VAR, 1.697%, 06/25/33	868
1,218	Series 2003-3, Class M1, VAR, 1.487%, 08/25/33	1,159
443	Series 2004-6, Class M2, VAR, 1.097%, 12/25/34	378

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Home Equity Mortgage Loan Asset-Backed Trust,
3,260	Series 2004-C, Class M1, VAR, 1.037%, 03/25/35	2,961
1,190	Series 2004-C, Class M2, VAR, 1.097%, 03/25/35	1,052
	Invitation Homes Trust,
2,520	Series 2013-SFR1, Class C, VAR, 2.100%, 12/17/30 (e)	2,455
3,050	Series 2013-SFR1, Class E, VAR, 2.900%, 12/17/30 (e)	2,913
567	JP Morgan Mortgage Acquisition Trust, Series 2006-NC1, Class A4, VAR, 0.367%, 04/25/36	557
	Long Beach Mortgage Loan Trust,
1,110	Series 2001-2, Class M1, VAR, 1.037%, 07/25/31	1,032
3,356	Series 2002-5, Class M1, VAR, 1.442%, 11/25/32	3,157
588	Series 2003-4, Class M1, VAR, 1.217%, 08/25/33	566
184	Series 2004-3, Class M2, VAR, 1.097%, 07/25/34	176
731	Series 2004-3, Class M4, VAR, 1.809%, 07/25/34	681
786	Series 2004-3, Class M6, VAR, 2.334%, 07/25/34	721
546	Series 2005-WL2, Class M1, VAR, 0.902%, 08/25/35	541
	MASTR Asset-Backed Securities Trust,
3,108	Series 2004-OPT2, Class M1, VAR, 1.097%, 09/25/34	2,933
1,147	Series 2004-OPT2, Class M2, VAR, 1.172%, 09/25/34	1,002
3,490	Series 2005-NC1, Class M2, VAR, 0.947%, 12/25/34	3,336
	Merrill Lynch Mortgage Investors Trust,
1,080	Series 2003-OPT1, Class M1, VAR, 1.172%, 07/25/34	976
585	Series 2004-HE2, Class M1, VAR, 1.397%, 08/25/35	553
132	Series 2004-WMC5, Class M5, VAR, 1.922%, 07/25/35	125
2,796	Series 2005-FM1, Class M1, VAR, 0.677%, 05/25/36	2,537
	Morgan Stanley ABS Capital I, Inc. Trust,
1,397	Series 2003-NC10, Class M1, VAR, 1.217%, 10/25/33	1,318
12,079	Series 2004-HE1, Class M1, VAR, 1.052%, 01/25/34	11,478

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
1,032	Series 2004-HE2, Class M2, VAR, 1.997%, 03/25/34	956
1,033	Series 2004-HE2, Class M3, VAR, 2.372%, 03/25/34	536
5,090	Series 2004-HE3, Class M1, VAR, 1.052%, 03/25/34	4,818
1,656	Series 2004-HE3, Class M2, VAR, 2.072%, 03/25/34	1,565
1,616	Series 2004-HE6, Class M2, VAR, 1.097%, 08/25/34	1,516
1,069	Series 2004-HE6, Class M3, VAR, 1.172%, 08/25/34	950
1,959	Series 2004-HE7, Class M2, VAR, 1.142%, 08/25/34	1,931
104	Series 2004-HE7, Class M3, VAR, 1.217%, 08/25/34	98
2,435	Series 2004-HE8, Class M2, VAR, 1.217%, 09/25/34	2,350
992	Series 2004-HE8, Class M3, VAR, 1.322%, 09/25/34	924
3,445	Series 2004-NC3, Class M1, VAR, 0.992%, 03/25/34	3,275
6,741	Series 2004-NC5, Class M1, VAR, 1.097%, 05/25/34	6,160
876	Series 2004-NC6, Class M2, VAR, 2.072%, 07/25/34	811
343	Series 2004-NC7, Class M3, VAR, 1.172%, 07/25/34	299
783	Series 2004-NC8, Class M3, VAR, 1.307%, 09/25/34	730
2,656	Series 2004-OP1, Class M2, VAR, 1.112%, 11/25/34	2,575
1,104	Series 2004-OP1, Class M3, VAR, 1.217%, 11/25/34	1,004
2,674	Series 2004-WMC2, Class M1, VAR, 1.112%, 07/25/34	2,550
1,350	Series 2004-WMC2, Class M2, VAR, 1.997%, 07/25/34	1,288
981	Series 2005-HE1, Class M2, VAR, 0.902%, 12/25/34	950
1,668	Series 2005-HE1, Class M3, VAR, 0.977%, 12/25/34	1,389
352	Series 2005-NC1, Class M3, VAR, 0.962%, 01/25/35	280
	New Century Home Equity Loan Trust,
763	Series 2003-3, Class M1, VAR, 1.382%, 07/25/33	728
1,120	Series 2003-B, Class M2, VAR, 2.672%, 11/25/33	1,068

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,834	Series 2004-1, Class M1, VAR, 1.082%, 05/25/34	3,504
279	Series 2004-2, Class M2, VAR, 1.127%, 08/25/34	255
1,296	Series 2004-2, Class M4, VAR, 1.997%, 08/25/34	1,218
1,106	Series 2004-2, Class M6, VAR, 2.447%, 08/25/34	1,012
3,564	Series 2004-3, Class M2, VAR, 1.172%, 11/25/34	3,437
560	Series 2004-3, Class M3, VAR, 1.262%, 11/25/34	470
843	Series 2004-4, Class M2, VAR, 0.992%, 02/25/35	722
348	Series 2005-1, Class M3, VAR, 0.977%, 03/25/35	282
	NovaStar Mortgage Funding Trust,
1,191	Series 2003-2, Class M2, VAR, 2.956%, 09/25/33	1,093
1,231	Series 2003-3, Class M2, VAR, 2.672%, 12/25/33	1,210
4,395	Series 2004-2, Class M4, VAR, 1.997%, 09/25/34	3,899
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
4,122	Series 2002-6, Class A1, VAR, 0.957%, 11/25/32	3,910
1,034	Series 2002-6, Class A2, VAR, 0.997%, 11/25/32	967
915	Series 2003-2, Class A2, VAR, 0.797%, 04/25/33	848
1,982	Series 2003-2, Class M1, VAR, 1.172%, 04/25/33	1,766
1,735	Series 2003-3, Class M1A, VAR, 1.757%, 06/25/33	1,626
7,568	Series 2003-5, Class A1, VAR, 0.837%, 08/25/33	7,138
644	Series 2003-5, Class A2, VAR, 0.837%, 08/25/33	609
459	Series 2003-5, Class M2, VAR, 2.522%, 08/25/33	413
	Option One Mortgage Loan Trust,
6,628	Series 2002-3, Class A1, VAR, 0.697%, 08/25/32	6,242
1,055	Series 2002-3, Class A2, VAR, 0.737%, 08/25/32	964
1,901	Series 2003-1, Class A2, VAR, 1.037%, 02/25/33	1,769

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	39

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
	United States — continued
11,220	Series 2004-2, Class M1, VAR, 0.992%, 05/25/34	10,356
1,013	Series 2004-3, Class M2, VAR, 1.052%, 11/25/34	923
1,910	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M3, VAR, 1.922%, 10/25/34	1,291
	Pretium Mortgage Credit Partners I,
3,966	Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	3,965
4,130	Series 2015-NPL3, Class A1, SUB, 4.125%, 10/27/30 (e)	4,102
	Progress Residential Trust,
7,900	Series 2014-SFR1, Class A, VAR, 1.297%, 10/17/31 (e)	7,728
3,325	Series 2014-SFR1, Class E, VAR, 4.347%, 10/17/31 (e)	3,309
	RAMP Trust,
853	Series 2002-RS2, Class AI5, VAR, 6.030%, 03/25/32	844
251	Series 2004-RS11, Class M1, VAR, 1.127%, 11/25/34	248
	RASC Trust,
959	Series 2001-KS3, Class AII, VAR, 0.657%, 09/25/31	894
4,484	Series 2005-EMX1, Class M1, VAR, 0.842%, 03/25/35	4,188
2,424	Series 2005-KS2, Class M1, VAR, 0.842%, 03/25/35	2,215
3,998	Series 2006-KS5, Class A3, VAR, 0.357%, 07/25/36	3,842
1,399	Series 2006-KS7, Class A3, VAR, 0.347%, 09/25/36	1,371
	Renaissance Home Equity Loan Trust,
2,350	Series 2002-3, Class M1, VAR, 1.697%, 12/25/32	2,293
666	Series 2003-1, Class M1, VAR, 1.697%, 06/25/33	591
245	Series 2003-2, Class A, VAR, 1.077%, 08/25/33	230
2,090	Series 2003-3, Class M1, VAR, 0.927%, 12/25/33	1,905
1,710	Series 2003-3, Class M2F, SUB, 5.681%, 12/25/33	1,580
2,950	Series 2003-4, Class M1, VAR, 1.047%, 03/25/34	2,671
1,295	Series 2003-4, Class M2F, SUB, 5.744%, 03/25/34	1,083

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
881	Series 2004-1, Class M1, VAR, 0.777%, 05/25/34	801
1,173	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	1,190
1,303	Series 2005-2, Class AV3, VAR, 0.567%, 08/25/35	1,176
1,668	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	1,646
1,970	SASCO Mortgage Loan Trust, Series 2004-GEL3, Class M1, VAR, 1.772%, 08/25/34	1,858
	Saxon Asset Securities Trust,
6,552	Series 2003-3, Class M1, VAR, 1.172%, 12/25/33	6,165
475	Series 2004-2, Class AF3, VAR, 4.703%, 08/25/35	478
1,629	Series 2004-2, Class MV2, VAR, 1.997%, 08/25/35	1,544
1,044	Series 2006-2, Class A3C, VAR, 0.347%, 09/25/36	967
	Securitized Asset-Backed Receivables LLC Trust,
3,536	Series 2004-NC1, Class M1, VAR, 0.977%, 02/25/34	3,286
1,135	Series 2004-OP1, Class M2, VAR, 1.847%, 02/25/34	1,094
1,912	Series 2004-OP2, Class M1, VAR, 1.172%, 08/25/34	1,775
2,335	Series 2005-FR2, Class M2, VAR, 1.172%, 03/25/35	2,210
3,374	Series 2005-OP1, Class M2, VAR, 0.872%, 01/25/35	3,174
3,572	Soundview Home Loan Trust, Series 2006-OPT3, Class 2A3, VAR, 0.367%, 06/25/36	3,292
	Specialty Underwriting & Residential Finance Trust,
3,070	Series 2004-BC1, Class M2, VAR, 1.802%, 02/25/35	2,841
1,932	Series 2004-BC3, Class M1, VAR, 1.127%, 07/25/35	1,843
	Structured Asset Investment Loan Trust,
669	Series 2003-BC3, Class M1, VAR, 1.622%, 04/25/33	660
3,301	Series 2003-BC7, Class M1, VAR, 1.322%, 07/25/33	3,118
567	Series 2003-BC10, Class A4, VAR, 1.197%, 10/25/33	545
2,710	Series 2003-BC11, Class M2, VAR, 2.747%, 10/25/33	2,682
1,931	Series 2003-BC12, Class M1, VAR, 1.172%, 11/25/33	1,808

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — continued
		United States — continued
4,429		Series 2004-1, Class M1, VAR, 1.172%, 02/25/34	4,236
–	(h)	Series 2004-1, Class M2, VAR, 2.897%, 02/25/34	–	(h)
5,177		Series 2004-5, Class M3, VAR, 1.127%, 05/25/34	4,796
16,136		Series 2004-6, Class A3, VAR, 0.997%, 07/25/34	15,204
3,036		Series 2004-6, Class M1, VAR, 1.097%, 07/25/34	2,795
4,148		Series 2004-7, Class M1, VAR, 1.247%, 08/25/34	3,851
668		Series 2004-8, Class M2, VAR, 1.127%, 09/25/34	592
569		Series 2004-BNC1, Class A5, VAR, 1.437%, 09/25/34	538
3,983		Series 2005-HE2, Class M1, VAR, 0.917%, 07/25/35	3,761
6,563		Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4, VAR, 0.367%, 12/25/36	5,637
207		Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-AM1, Class M1, VAR, 1.547%, 04/25/33	201
3,185		VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	3,157
6,462		VOLT XXXVI LLC, Series 2015-NP10, Class A1, SUB, 3.625%, 07/25/45 (e)	6,429
5,181		VOLT XXXVII LLC, Series 2015-NP11, Class A1, SUB, 3.625%, 07/25/45 (e)	5,173
8,970		VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.875%, 09/25/45 (e)	8,954
		Wells Fargo Home Equity Asset-Backed Securities Trust,
108		Series 2004-2, Class A21B, VAR, 1.037%, 10/25/34	105
1,401		Series 2004-2, Class M1, VAR, 1.097%, 10/25/34	1,334
1,711		Series 2004-2, Class M4, VAR, 1.997%, 10/25/34	1,585
1,008		Series 2004-2, Class M5, VAR, 2.072%, 10/25/34	955
290		Series 2004-2, Class M8A, VAR, 4.697%, 10/25/34 (e)	270
290		Series 2004-2, Class M8B, VAR, 5.000%, 10/25/34 (e)	261
		Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
633		Series 2004-1, Class M2, VAR, 0.827%, 04/25/34	568

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,028	Series 2004-1, Class M4, VAR, 1.347%, 04/25/34	901

	Total Asset-Backed Securities (Cost $496,028)	511,877

Collateralized Mortgage Obligations — 3.8%
	Non-Agency CMO — 3.8%
	United States — 3.8%
	Adjustable Rate Mortgage Trust
7,267	Series 2004-2, Class 6A1, VAR, 2.644%, 02/25/35	7,263
7,901	Series 2004-4, Class 4A1, VAR, 2.550%, 03/25/35	7,887
2,815	Series 2005-2, Class 3A1, VAR, 2.762%, 06/25/35	2,691
	Alternative Loan Trust
73	Series 2004-4CB, Class 1A1, 4.250%, 04/25/34	74
212	Series 2004-4CB, Class 3A1, 5.000%, 04/25/34	215
1,792	Series 2004-12CB, Class 2A1, 6.000%, 06/25/34	1,865
134	Series 2004-16CB, Class 2A1, 5.000%, 08/25/19	137
670	Series 2004-27CB, Class A1, 6.000%, 12/25/34	667
1,006	Series 2004-28CB, Class 2A4, 5.750%, 01/25/35	1,023
216	Series 2004-28CB, Class 4A1, 5.000%, 01/25/20	219
1,895	Series 2004-28CB, Class 6A1, 6.000%, 01/25/35	1,936
6,918	Series 2004-32CB, Class 2A5, 5.500%, 02/25/35	7,000
554	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	553
12,520	Series 2005-3CB, Class 1A13, 5.500%, 03/25/35	11,792
8,418	Series 2005-6CB, Class 1A4, 5.500%, 04/25/35	7,912
880	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	837
8,202	Series 2005-10CB, Class 1A5, 5.500%, 05/25/35	8,143
4,715	Series 2005-10CB, Class 1A8, 5.500%, 05/25/35	4,813
3,640	Series 2005-13CB, Class A4, 5.500%, 05/25/35	3,621
426	Series 2005-20CB, Class 1A1, 5.500%, 07/25/35	402

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	41

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
1,806	Series 2005-21CB, Class A4, 5.250%, 06/25/35	1,767
8,035	Series 2005-21CB, Class A17, 6.000%, 06/25/35	8,199
4,215	Series 2005-23CB, Class A15, 5.500%, 07/25/35	4,116
95	Series 2005-50CB, Class 4A1, 5.000%, 11/25/20	96
1,624	Series 2005-64CB, Class 1A1, 5.500%, 12/25/35	1,567
4,109	Series 2005-64CB, Class 1A15, 5.500%, 12/25/35	3,966
1,474	Series 2005-85CB, Class 3A2, 5.250%, 02/25/21	1,437
936	Series 2005-86CB, Class A4, 5.500%, 02/25/36	845
483	Series 2005-J1, Class 3A1, 6.500%, 08/25/32	486
1,335	Series 2005-J3, Class 3A1, 6.500%, 09/25/34	1,360
583	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	595
175	Series 2005-J7, Class 2A1, 6.000%, 10/25/17	175
835	Series 2005-J11, Class 5A1, 5.500%, 11/25/20	810
777	Series 2005-J14, Class A3, 5.500%, 12/25/35	698
2,123	Series 2006-4CB, Class 2A5, 5.500%, 04/25/36	2,065
1,301	Series 2006-19CB, Class A15, 6.000%, 08/25/36	1,188
589	Series 2006-25CB, Class A2, 6.000%, 10/25/36	554
371	Series 2006-J1, Class 1A13, 5.500%, 02/25/36	333
1,065	Series 2006-J3, Class 4A1, 5.750%, 05/25/26	994
395	Series 2007-8CB, Class A9, 6.000%, 05/25/37	348
240	Series 2007-9T1, Class 3A1, 5.500%, 05/25/22	209
311	Series 2007-19, Class 1A8, 6.000%, 08/25/37	258
427	Series 2007-25, Class 2A1, 6.000%, 11/25/22	404
551	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, VAR, 2.535%, 06/25/45	540

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Banc of America Alternative Loan Trust
3,196	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	3,324
898	Series 2004-9, Class 4A1, 5.500%, 10/25/19	907
1,503	Series 2004-12, Class 4A1, 5.500%, 01/25/20	1,542
314	Series 2005-3, Class 2A1, 5.500%, 04/25/20	314
315	Series 2005-4, Class 3A1, 5.500%, 05/25/20	318
122	Series 2005-6, Class 5A4, 5.500%, 07/25/35	107
196	Series 2005-6, Class 7A1, 5.500%, 07/25/20	191
1,464	Series 2005-11, Class 4A5, 5.750%, 12/25/35	1,269
1,078	Series 2005-12, Class 5A1, 5.250%, 01/25/21	1,078
24	Series 2006-4, Class 2A1, 6.000%, 05/25/21	23
1,450	Series 2006-4, Class 3CB4, 6.000%, 05/25/46	1,208
1,173	Series 2006-5, Class CB7, 6.000%, 06/25/46	998
	Banc of America Funding Trust
5,880	Series 2005-6, Class 1A2, 5.500%, 10/25/35	5,618
2,730	Series 2005-7, Class 4A7, 6.000%, 11/25/35	2,795
1,260	Series 2006-2, Class 2A20, 5.750%, 03/25/36	1,211
3,419	Series 2006-A, Class 1A1, VAR, 2.746%, 02/20/36	3,393
364	Series 2007-4, Class 8A1, 5.500%, 11/25/34	350
	Banc of America Mortgage Trust
1,846	Series 2004-A, Class 2A2, VAR, 2.645%, 02/25/34	1,848
797	Series 2007-3, Class 1A1, 6.000%, 09/25/37	722
684	Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1, VAR, 0.357%, 02/25/34	624
991	Bear Stearns ARM Trust, Series 2005-2, Class A2, VAR, 2.515%, 03/25/35	1,002
1,178	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC5, Class M1, VAR, 1.202%, 10/25/34	711

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
538	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC4, Class M1, SUB, 5.658%, 09/25/33	528
	Chase Mortgage Finance Trust
2,260	Series 2006-S3, Class 1A2, 6.000%, 11/25/36	1,939
1,547	Series 2006-S4, Class A5, 6.000%, 12/25/36	1,384
17,294	Series 2007-A2, Class 3A1, VAR, 2.638%, 07/25/37	17,270
434	Series 2007-S2, Class 1A8, 6.000%, 03/25/37	376
	CHL Mortgage Pass-Through Trust
358	Series 2003-27, Class A1, VAR, 2.773%, 06/25/33	353
710	Series 2003-37, Class 2A1, VAR, 2.689%, 09/25/33	655
5,140	Series 2004-25, Class 2A1, VAR, 0.877%, 02/25/35	4,487
562	Series 2005-5, Class A2, 5.500%, 03/25/35	570
369	Series 2005-20, Class A7, 5.250%, 12/25/27	354
468	Series 2005-30, Class A5, 5.500%, 01/25/36	462
3,157	Series 2006-10, Class 1A16, 6.000%, 05/25/36	2,936
202	Series 2006-15, Class A1, 6.250%, 10/25/36	179
984	Series 2006-17, Class A2, 6.000%, 12/25/36	906
6,159	Series 2006-18, Class 2A4, 6.000%, 12/25/36	5,644
354	Series 2006-J2, Class 1A1, 6.000%, 04/25/36	336
329	Series 2007-2, Class A2, 6.000%, 03/25/37	314
2,727	Series 2007-3, Class A18, 6.000%, 04/25/37	2,535
317	Series 2007-10, Class A4, 5.500%, 07/25/37	275
789	Series 2007-13, Class A4, 6.000%, 08/25/37	746
1,052	Series 2007-18, Class 2A1, 6.500%, 11/25/37	882
1,718	Citicorp Mortgage Securities Trust, Series 2007-4, Class 1A9, 6.000%, 05/25/37	1,732
1,323	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.730%, 10/25/35	1,311

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Citigroup Mortgage Loan Trust, Inc.
677	Series 2005-3, Class 2A2A, VAR, 2.708%, 08/25/35	672
1,598	Series 2005-4, Class A, VAR, 2.781%, 08/25/35	1,577
1,898	Series 2005-6, Class A1, VAR, 2.430%, 09/25/35	1,900
2,246	Series 2005-9, Class 2A2, 5.500%, 11/25/35	2,148
1,933	Series 2006-8, Class A3, VAR, 0.547%, 10/25/35 (e)	1,528
43	CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 2A1, 5.250%, 03/25/21	44
	Credit Suisse First Boston Mortgage Securities Corp.
634	Series 2003-29, Class 3A1, 5.500%, 12/25/33	660
9,546	Series 2004-4, Class 4A1, 5.500%, 08/25/34	9,986
267	Series 2004-8, Class 4A3, 5.500%, 12/25/34	273
1,214	Series 2004-AR4, Class 2A1, VAR, 2.591%, 05/25/34	1,213
6,494	Series 2004-AR4, Class 4A1, VAR, 2.641%, 05/25/34	6,542
1,769	Series 2004-AR5, Class 6A1, VAR, 2.341%, 06/25/34	1,774
3,772	Series 2004-AR6, Class 7A1, VAR, 2.638%, 10/25/34	3,828
4,871	Series 2005-2, Class 1A2, 5.250%, 01/25/28	4,916
919	Series 2005-4, Class 3A17, 5.500%, 06/25/35	928
3,957	Series 2005-10, Class 11A1, 5.500%, 11/25/20	4,034
114	Series 2005-10, Class 12A1, 5.250%, 11/25/20	114
732	Series 2005-10, Class 5A3, 5.500%, 11/25/35	673
	CSMC Mortgage-Backed Trust
131	Series 2006-8, Class 5A1, VAR, 5.631%, 10/25/26	112
1,363	Series 2007-2, Class 3A13, 5.500%, 03/25/37	1,261
305	Series 2007-3, Class 4A5, 5.000%, 04/25/37	288
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
372	Series 2005-1, Class 2A1, VAR, 5.812%, 02/25/20	383

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	43

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
132	Series 2005-2, Class 2A1, VAR, 0.497%, 03/25/20	125
5,802	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, VAR, 0.457%, 08/19/45	5,173
880	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M3, VAR, 3.797%, 04/25/24	822
	First Horizon Alternative Mortgage Securities Trust
245	Series 2005-FA1, Class 1A4, 5.500%, 03/25/35	242
1,182	Series 2006-FA6, Class 3A1, 5.750%, 11/25/21	1,184
	First Horizon Mortgage Pass-Through Trust
588	Series 2004-AR7, Class 4A1, VAR, 2.468%, 02/25/35	585
5,045	Series 2005-5, Class 1A6, 5.500%, 10/25/35	4,940
972	Series 2006-2, Class 1A3, 6.000%, 08/25/36	930
128	Series 2006-2, Class 1A7, 6.000%, 08/25/36	123
959	Series 2006-3, Class 1A13, 6.250%, 11/25/36	934
	GMACM Mortgage Loan Trust
1,446	Series 2004-AR2, Class 3A, VAR, 3.158%, 08/19/34	1,397
938	Series 2005-AR1, Class 3A, VAR, 2.999%, 03/18/35	918
1,909	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, VAR, 7.500%, 10/25/36 (e)	1,516
	GSR Mortgage Loan Trust
493	Series 2004-15F, Class 1A2, 5.500%, 12/25/34	529
695	Series 2005-1F, Class 2A3, 6.000%, 02/25/35	716
300	Series 2005-AR3, Class 6A1, VAR, 2.675%, 05/25/35	278
6,732	Series 2005-AR4, Class 3A5, VAR, 2.705%, 07/25/35	6,592
3,106	Series 2006-1F, Class 2A9, 6.000%, 02/25/36	2,843
1,918	Series 2006-1F, Class 2A16, 6.000%, 02/25/36	1,755
774	Series 2006-9F, Class 8A1, 5.500%, 08/25/21	727
1,060	Series 2007-1F, Class 3A13, 6.000%, 01/25/37	1,004

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
588	HarborView Mortgage Loan Trust, Series 2005-11, Class 2A1A, VAR, 0.507%, 08/19/45	544
	Impac CMB Trust
2,027	Series 2004-5, Class 1A1, VAR, 0.917%, 10/25/34	1,909
738	Series 2004-5, Class 1M2, VAR, 1.067%, 10/25/34	675
4,327	Series 2004-6, Class 1A2, VAR, 0.977%, 10/25/34	4,053
1,444	Series 2004-7, Class 1A2, VAR, 1.117%, 11/25/34	1,346
6,372	Series 2004-9, Class 1A1, VAR, 0.957%, 01/25/35	5,799
2,563	Series 2004-10, Class 3A1, VAR, 0.897%, 03/25/35	2,317
903	Series 2005-1, Class 1A1, VAR, 0.717%, 04/25/35	817
986	Series 2005-4, Class 1A1A, VAR, 0.737%, 05/25/35	908
1,199	Impac CMB Trust Series, Series 2005-2, Class 1A2, VAR, 0.817%, 04/25/35	1,044
549	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A4, 3.750%, 08/25/33	516
	IndyMac INDX Mortgage Loan Trust
856	Series 2005-AR3, Class 3A1, VAR, 2.554%, 04/25/35	827
2,094	Series 2005-AR14, Class 2A1A, VAR, 0.497%, 07/25/35	1,799
	JP Morgan Mortgage Trust
391	Series 2004-A6, Class 1A1, VAR, 2.557%, 12/25/34	382
1,172	Series 2005-A3, Class 6A6, VAR, 2.623%, 06/25/35	1,143
464	Series 2005-A8, Class 1A1, VAR, 2.730%, 11/25/35	439
335	Series 2006-S2, Class 2A1, 5.000%, 06/25/21	313
197	Series 2006-S3, Class 2A4, 5.500%, 08/25/21	197
932	Series 2007-A1, Class 2A2, VAR, 2.641%, 07/25/35	912
174	Series 2007-S3, Class 2A3, 6.000%, 08/25/22	174
2,546	Lehman Mortgage Trust, Series 2005-2, Class 2A5, 5.500%, 12/25/35	2,268
	Lehman XS Trust
13,176	Series 2005-5N, Class 3A1A, VAR, 0.497%, 11/25/35	11,256

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
8,895	Series 2005-7N, Class 1A1A, VAR, 0.467%, 12/25/35	7,789
	MASTR Alternative Loan Trust
948	Series 2004-8, Class 1A1, 6.500%, 09/25/34	1,009
2,932	Series 2004-12, Class 3A1, 6.000%, 12/25/34	3,093
986	Series 2005-3, Class 1A1, 5.500%, 04/25/35	995
504	Series 2005-5, Class 3A1, 5.750%, 08/25/35	430
1,628	Series 2005-6, Class 1A2, 5.500%, 12/25/35	1,447
1,632	Series 2006-3, Class 3A1, 5.500%, 06/25/21	1,529
	Merrill Lynch Mortgage Investors Trust
317	Series 2005-1, Class 2A1, VAR, 2.163%, 04/25/35	307
1,001	Series 2005-1, Class 2A2, VAR, 2.163%, 04/25/35	971
720	Series 2006-AF2, Class AF2, 6.250%, 10/25/36	622
	Morgan Stanley Mortgage Loan Trust
826	Series 2004-8AR, Class 4A1, VAR, 2.484%, 10/25/34	817
1,306	Series 2004-9, Class 1A, VAR, 5.574%, 11/25/34	1,350
227	Series 2005-4, Class 1A, 5.000%, 08/25/35	231
2,538	Series 2006-2, Class 1A, 5.250%, 02/25/21	2,449
	MortgageIT Trust
9,099	Series 2005-3, Class A1, VAR, 0.497%, 08/25/35	8,418
1,199	Series 2005-5, Class A1, VAR, 0.457%, 12/25/35	1,087
205	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-WF1, Class 2A5, SUB, 5.159%, 03/25/35	210
	RALI Trust
112	Series 2003-QS20, Class CB, 5.000%, 11/25/18	115
3,703	Series 2004-QA3, Class CB2, VAR, 3.662%, 08/25/34	3,776
690	Series 2004-QS15, Class A2, VAR, 0.597%, 11/25/34	669
242	Series 2005-QS2, Class A1, 5.500%, 02/25/35	243

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
4,356	Series 2005-QS6, Class A1, 5.000%, 05/25/35	3,860
2,053	Series 2005-QS17, Class A3, 6.000%, 12/25/35	1,791
3,967	Series 2006-QS4, Class A2, 6.000%, 04/25/36	3,415
153	Series 2006-QS18, Class 3A1, 5.750%, 12/25/21	145
	Residential Asset Securitization Trust
409	Series 2004-A6, Class A1, 5.000%, 08/25/19	410
529	Series 2004-A8, Class A1, 5.250%, 11/25/34	535
5,980	Series 2005-A3, Class A2, 5.500%, 04/25/35	5,511
3,555	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	3,416
254	Series 2005-A14, Class A1, 5.500%, 12/25/35	231
	RFMSI Trust
922	Series 2004-S9, Class 2A1, 4.750%, 12/25/19	928
733	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	751
310	Series 2005-S7, Class A6, 5.500%, 11/25/35	310
250	Series 2006-S10, Class 2A1, 5.500%, 10/25/21	249
95	Series 2006-S12, Class 2A2, 6.000%, 12/25/36	92
2,209	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, VAR, 0.394%, 07/20/36	1,999
	Structured Adjustable Rate Mortgage Loan Trust
1,891	Series 2004-16, Class 5A2, VAR, 2.579%, 11/25/34	1,874
1,034	Series 2005-17, Class 4A3, VAR, 2.748%, 08/25/35	1,011
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1,071	Series 2003-35, Class B1, VAR, 5.523%, 12/25/33	892
9,247	Series 2004-10, Class 1A1, VAR, 5.421%, 06/25/34	9,537
	Structured Asset Securities Corp. Trust
728	Series 2005-6, Class 2A3, 5.500%, 05/25/35	746
468	Series 2005-6, Class 5A2, 5.000%, 05/25/35	477

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	45

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
	WaMu Mortgage Pass-Through Certificates Trust
2,409	Series 2004-AR10, Class A1B, VAR, 0.617%, 07/25/44	2,316
3,098	Series 2004-AR11, Class A, VAR, 2.544%, 10/25/34	3,127
7,172	Series 2005-AR5, Class A6, VAR, 2.463%, 05/25/35	7,176
589	Series 2005-AR7, Class A3, VAR, 2.483%, 08/25/35	588
4,655	Series 2005-AR14, Class 1A3, VAR, 2.399%, 12/25/35	4,483
2,882	Series 2005-AR14, Class 1A4, VAR, 2.399%, 12/25/35	2,784
89	Series 2005-AR15, Class A1A1, VAR, 0.457%, 11/25/45	83
1,753	Series 2005-AR16, Class 1A1, VAR, 2.359%, 12/25/35	1,655
208	Series 2005-AR18, Class 1A3A, VAR, 2.352%, 01/25/36	206
823	Series 2006-AR2, Class 1A1, VAR, 2.322%, 03/25/36	778
1,586	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-3, Class 5A2, 5.500%, 03/25/21	1,481
	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
2,693	Series 2005-1, Class 1A3, 5.500%, 03/25/35	2,616
1,266	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,199
2,051	Series 2005-10, Class 4CB1, 5.750%, 12/25/35	1,938
421	Series 2006-5, Class 2CB5, 6.500%, 07/25/36	348
2,513	Series 2007-1, Class 2A1, 6.000%, 01/25/22	2,428
	Wells Fargo Mortgage Backed Securities Trust
959	Series 2005-AR3, Class 2A1, VAR, 2.736%, 03/25/35	970
335	Series 2005-AR7, Class 2A1, VAR, 2.740%, 05/25/35	332
	Wells Fargo Mortgage-Backed Securities Trust
1,232	Series 2004-BB, Class A5, VAR, 2.631%, 01/25/35	1,244
11,637	Series 2004-DD, Class 1A1, VAR, 2.619%, 01/25/35	11,637
462	Series 2004-DD, Class 2A6, VAR, 2.621%, 01/25/35	460

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
6,331	Series 2004-M, Class A1, VAR, 2.740%, 08/25/34	6,438
8,640	Series 2004-N, Class A6, VAR, 2.730%, 08/25/34	8,654
8,204	Series 2004-N, Class A7, VAR, 2.730%, 08/25/34	8,217
851	Series 2004-Q, Class 1A2, VAR, 2.740%, 09/25/34	862
269	Series 2005-AR2, Class 2A2, VAR, 2.626%, 03/25/35	274
696	Series 2005-AR4, Class 2A2, VAR, 2.641%, 04/25/35	700
3,192	Series 2005-AR5, Class 1A1, VAR, 2.664%, 04/25/35	3,186
6,016	Series 2005-AR8, Class 1A1, VAR, 2.719%, 06/25/35	6,122
4,091	Series 2005-AR10, Class 1A1, VAR, 2.704%, 06/25/35	4,177
808	Series 2005-AR11, Class 1A1, VAR, 2.711%, 06/25/35	802
3,121	Series 2005-AR16, Class 6A3, VAR, 2.736%, 10/25/35	3,137
489	Series 2005-AR16, Class 7A1, VAR, 2.740%, 10/25/35	476
2,465	Series 2006-4, Class 1A9, 5.750%, 04/25/36	2,536
1,229	Series 2006-AR2, Class 2A1, VAR, 2.652%, 03/25/36	1,222
624	Series 2006-AR2, Class 2A3, VAR, 2.652%, 03/25/36	615
3,633	Series 2006-AR6, Class 5A1, VAR, 2.712%, 03/25/36	3,627
700	Series 2006-AR19, Class A3, VAR, 5.588%, 12/25/36	670
606	Series 2007-2, Class 1A13, 6.000%, 03/25/37	596
1,106	Series 2007-15, Class A1, 6.000%, 11/25/37	1,095

	Total Collateralized Mortgage Obligations (Cost $464,347)	472,604

Commercial Mortgage-Backed Securities — 1.3%
	United States — 1.3%
	Banc of America Commercial Mortgage Trust,
785	Series 2006-1, Class C, VAR, 5.509%, 09/10/45	788
3,270	Series 2006-2, Class B, VAR, 5.799%, 05/10/45	3,295

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
2,350	Series 2007-3, Class AJ, VAR, 5.562%, 06/10/49	2,425
5,000	Series 2007-3, Class B, VAR, 5.562%, 06/10/49	4,919
	Bear Stearns Commercial Mortgage Securities Trust,
3,986	Series 2006-PW13, Class AJ, VAR, 5.611%, 09/11/41	4,018
7,165	Series 2006-PW13, Class C, VAR, 5.680%, 09/11/41 (e)	6,831
7,080	Series 2007-PW16, Class AJ, VAR, 5.705%, 06/11/40	7,185
5,790	Series 2007-PW17, Class AJ, VAR, 5.878%, 06/11/50	5,928
5,769	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.255%, 07/15/44	5,760
	CD Mortgage Trust,
2,400	Series 2007-CD5, Class B, VAR, 6.120%, 11/15/44	2,499
3,159	Series 2007-CD5, Class D, VAR, 6.120%, 11/15/44 (e)	3,186
	COMM Mortgage Trust,
4,585	Series 2006-C8, Class AJ, 5.377%, 12/10/46	4,554
5,400	Series 2015-CR23, Class CMC, VAR, 3.685%, 05/10/48 (e)	5,307
2,275	Commercial Mortgage Trust, Series 2007-GG11, Class AJ, VAR, 6.046%, 12/10/49	2,329
2,560	Credit Suisse Commercial Mortgage Trust, Series 2006-C1, Class E, VAR, 5.472%, 02/15/39	2,557
5,460	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, VAR, 5.290%, 11/10/45	5,466
4,150	GS Mortgage Securities Trust, Series 2006-GG8, Class AJ, 5.622%, 11/10/39	4,181
	JP Morgan Chase Commercial Mortgage Securities Trust,
4,900	Series 2006-LDP8, Class D, VAR, 5.618%, 05/15/45	4,899
4,850	Series 2007-LD11, Class AM, VAR, 5.774%, 06/15/49	5,014
	LB-UBS Commercial Mortgage Trust,
2,410	Series 2006-C6, Class B, VAR, 5.472%, 09/15/39	2,420
4,800	Series 2007-C1, Class AJ, 5.484%, 02/15/40	4,925
1,240	Series 2007-C1, Class C, VAR, 5.533%, 02/15/40	1,253

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
9,200	Series 2007-C6, Class AJ, VAR, 6.119%, 07/15/40	9,472
2,400	ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AJ, VAR, 5.485%, 07/12/46	2,418
	Morgan Stanley Capital I Trust,
3,018	Series 2005-HQ7, Class C, VAR, 5.239%, 11/14/42	3,014
1,750	Series 2006-HQ8, Class AJ, VAR, 5.495%, 03/12/44	1,755
3,480	Series 2006-HQ8, Class C, VAR, 5.495%, 03/12/44	3,467
3,584	Series 2006-HQ9, Class D, VAR, 5.862%, 07/12/44	3,565
6,390	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	6,402
5,225	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	5,308
2,922	Series 2007-HQ11, Class B, VAR, 5.538%, 02/12/44	2,943
	Wachovia Bank Commercial Mortgage Trust,
5,100	Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	5,115
3,400	Series 2006-C29, Class AJ, VAR, 5.368%, 11/15/48	3,372
7,275	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	7,429
1,200	Series 2007-C31, Class C, VAR, 5.671%, 04/15/47	1,175
2,075	Series 2007-C33, Class AJ, VAR, 5.952%, 02/15/51	2,126
2,650	Series 2007-C33, Class B, VAR, 5.952%, 02/15/51	2,652
6,313	Series 2007-C33, Class C, VAR, 5.952%, 02/15/51	6,239
2,500	Series 2007-C34, Class AJ, VAR, 5.947%, 05/15/46	2,581

	Total Commercial Mortgage-Backed Securities (Cost $161,159)	158,772

SHARES
Common Stocks — 39.7%
	Australia — 1.2%
1,018	BHP Billiton plc	16,279
1,545	Dexus Property Group	8,478
1,968	Goodman Group	8,441
10,062	Mirvac Group	12,862
6,029	Scentre Group	17,683
2,385	Suncorp Group Ltd.	22,153

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	47

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Australia — continued
2,778	Transurban Group	20,587
5,585	Westfield Corp.	40,518

		147,001

	Belgium — 0.3%
272	Ageas	12,002
152	KBC Groep N.V.	9,222
264	Proximus SADP	9,127
32	Warehouses De Pauw CVA	2,637

		32,988

	Bermuda — 0.0% (g)
32	Validus Holdings Ltd.	1,419

	Brazil — 0.1%
449	AMBEV S.A., ADR	2,186
444	Banco do Brasil S.A.	1,838
325	BB Seguridade Participacoes S.A.	2,240
183	Tractebel Energia S.A.	1,607

		7,871

	Canada — 0.6%
608	Allied Properties Real Estate Investment Trust	16,686
576	Bank of Nova Scotia (The)	27,107
323	Canadian Apartment Properties REIT	6,650
89	Canadian Real Estate Investment Trust	2,892
422	RioCan Real Estate Investment Trust	8,222
534	TransCanada Corp.	17,972

		79,529

	Chile — 0.0% (g)
135	Banco Santander Chile, ADR	2,568

	China — 0.1%
5,087	Bank of China Ltd., Class H	2,399
3,379	China Construction Bank Corp., Class H	2,449
3,809	Industrial & Commercial Bank of China Ltd., Class H	2,416
480	MGM China Holdings Ltd.	701

		7,965

	Czech Republic — 0.0% (g)
12	Komercni Banka A.S.	2,466

	Denmark — 0.4%
1,545	Danske Bank A/S	42,521
109	Pandora A/S	12,585

		55,106

SHARES	SECURITY DESCRIPTION	VALUE

	Finland — 0.9%
331	Elisa OYJ	12,484
281	Neste OYJ	6,858
1,579	Nokia OYJ	11,746
74	Nokian Renkaat OYJ	2,788
324	Orion OYJ, Class B	11,582
289	Sampo OYJ, Class A	14,141
1,272	Stora Enso OYJ, Class R	11,797
2,457	UPM-Kymmene OYJ	45,994

		117,390

	France — 2.9%
2,024	AXA S.A.	54,010
313	BNP Paribas S.A.	18,960
318	Bouygues S.A.	12,013
1,081	Credit Agricole S.A.	13,654
360	Eutelsat Communications S.A.	11,866
51	Gaztransport Et Technigaz S.A.	2,535
609	Klepierre	28,837
404	Lagardere S.C.A.	11,759
1,827	Natixis S.A.	11,183
982	Orange S.A.	17,321
274	Sanofi	27,666
297	SCOR SE	11,032
368	Societe Generale S.A.	17,094
598	Suez Environnement Co.	11,363
318	Unibail-Rodamco SE	88,399
505	Veolia Environnement S.A.	11,742
665	Vivendi S.A.	16,009

		365,443

	Germany — 1.6%
143	Allianz SE	25,061
806	alstria office REIT-AG (a)	11,248
92	Axel Springer SE	5,185
601	Daimler AG	52,079
2,592	Deutsche Telekom AG	48,559
57	Hannover Rueck SE	6,624
87	Muenchener Rueckversicherungs-Gesellschaft AG	17,347
203	ProSiebenSat.1 Media SE	10,946
427	Telefonica Deutschland Holding AG	2,752
402	TUI AG	7,475
439	Vonovia SE	14,620

		201,896

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	Hong Kong — 0.3%
168	China Mobile Ltd.	2,014
802	China Resources Power Holdings Co., Ltd.	1,814
129	Hang Seng Bank Ltd.	2,359
1,313	Hongkong Land Holdings Ltd.	9,841
1,350	Link REIT	8,066
2,599	New World Development Co., Ltd.	2,772
692	Sands China Ltd.	2,491
92	VTech Holdings Ltd.	1,115

		30,472

	Hungary — 0.0% (g)
94	OTP Bank plc	1,817

	India — 0.0% (g)
373	Coal India Ltd.	1,819
432	ITC Ltd.	2,210

		4,029

	Indonesia — 0.0% (g)
316	Indo Tambangraya Megah Tbk PT	195
6,898	Telekomunikasi Indonesia Persero Tbk PT	1,353

		1,548

	Ireland — 0.4%
424	Accenture plc, Class A	45,420

	Italy — 0.6%
601	Assicurazioni Generali S.p.A.	11,384
12,020	Intesa Sanpaolo S.p.A.	41,820
2,518	Snam S.p.A.	13,030
2,031	Terna Rete Elettrica Nazionale S.p.A.	10,331

		76,565

	Japan — 1.6%
617	Japan Airlines Co., Ltd.	23,248
3	Japan Logistics Fund, Inc.	5,954
2	Japan Real Estate Investment Corp.	7,045
1,049	Japan Tobacco, Inc.	36,301
5,662	Mitsubishi UFJ Financial Group, Inc.	36,619
4	Nippon Prologis REIT, Inc.	7,372
1,040	Nippon Telegraph & Telephone Corp.	38,135
5	Orix JREIT, Inc.	6,777
433	Seven & i Holdings Co., Ltd.	19,660
305	Toyota Motor Corp.	18,661

		199,772

	Luxembourg — 0.1%
103	RTL Group S.A.	8,868

SHARES	SECURITY DESCRIPTION	VALUE

	Mexico — 0.0% (g)
1,186	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	2,863

	Netherlands — 1.1%
78	Eurocommercial Properties N.V., CVA	3,735
3,289	ING Groep N.V., CVA	47,874
1,142	NN Group N.V.	35,771
362	Royal Dutch Shell plc, Class A	9,446
1,136	Royal Dutch Shell plc, Class B	29,755
227	Vastned Retail N.V.	11,021
56	Wereldhave N.V.	3,508

		141,110

	Norway — 0.5%
1,735	DNB ASA	22,096
646	Gjensidige Forsikring ASA	9,837
1,439	Orkla ASA	12,243
649	Telenor ASA	12,224
167	Yara International ASA	7,591

		63,991

	Poland — 0.0% (g)
21	Powszechny Zaklad Ubezpieczen S.A.	2,065

	Portugal — 0.2%
3,415	EDP — Energias de Portugal S.A.	12,622
887	Galp Energia SGPS S.A.	9,577

		22,199

	Russia — 0.1%
54	Lukoil PJSC, ADR (a)	1,975
67	MegaFon PJSC, Reg. S, GDR	865
773	MMC Norilsk Nickel PJSC, ADR	11,456
147	Mobile TeleSystems PJSC, ADR	1,036
87	Severstal PAO, Reg. S, GDR	1,018

		16,350

	Singapore — 0.1%
1,171	Ascendas Real Estate Investment Trust	1,993
2,828	CapitaLand Commercial Trust Ltd.	2,838
2,620	Hutchison Port Holdings Trust, Class U	1,451
4,684	Mapletree Logistics Trust	3,406

		9,688

	South Africa — 0.2%
227	AVI Ltd.	1,446
183	Barclays Africa Group Ltd.	2,348
117	Bidvest Group Ltd. (The)	2,984
523	FirstRand Ltd.	1,915

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	49

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	South Africa — continued
153	Imperial Holdings Ltd.	1,993
860	Life Healthcare Group Holdings Ltd.	2,396
956	MMI Holdings Ltd.	1,735
834	MTN Group Ltd.	9,491

		24,308

	South Korea — 0.1%
35	Kangwon Land, Inc.	1,298
28	KT&G Corp.	2,842
2	Samsung Electronics Co., Ltd.	1,823
80	SK Telecom Co., Ltd., ADR	1,879

		7,842

	Spain — 1.0%
355	ACS Actividades de Construccion y Servicios S.A.	12,031
396	Enagas S.A.	11,971
548	Endesa S.A.	12,183
321	Ferrovial S.A.	8,094
604	Gas Natural SDG S.A.	13,077
2,468	Iberdrola S.A.	17,600
3,805	Mapfre S.A.	11,288
148	Red Electrica Corp. S.A.	13,032
1,657	Telefonica S.A.	21,861

		121,137

	Sweden — 0.6%
471	Electrolux AB, Series B	13,846
226	ICA Gruppen AB	8,073
1,392	Nordea Bank AB	15,355
1,148	Skandinaviska Enskilda Banken AB, Class A	12,054
960	Svenska Handelsbanken AB, Class A	13,034
650	Swedbank AB, Class A	14,886

		77,248

	Switzerland — 1.5%
66	ACE Ltd.	7,539
42	Baloise Holding AG	5,059
7	Banque Cantonale Vaudoise	4,196
53	Cembra Money Bank AG (a)	3,173
68	Kuehne + Nagel International AG	9,439
334	Nestle S.A.	25,536
288	Novartis AG	26,099
169	Roche Holding AG	45,904
30	Swiss Prime Site AG (a)	2,282
347	Swiss Re AG	32,255
1,198	UBS Group AG	23,933

		185,415

SHARES	SECURITY DESCRIPTION	VALUE

	Taiwan — 0.3%
148	Asustek Computer, Inc.	1,324
886	Cheng Shin Rubber Industry Co., Ltd.	1,604
263	Chicony Electronics Co., Ltd.	627
539	Delta Electronics, Inc.	2,741
483	Far EasTone Telecommunications Co., Ltd.	1,048
253	MediaTek, Inc.	1,973
384	Novatek Microelectronics Corp.	1,307
310	President Chain Store Corp.	2,058
1,127	Quanta Computer, Inc.	1,919
182	Radiant Opto-Electronics Corp.	563
9,988	Siliconware Precision Industries Co., Ltd.	13,196
156	Simplo Technology Co., Ltd.	553
767	Taiwan Mobile Co., Ltd.	2,415
148	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3,244
44	Tripod Technology Corp.	68
1,599	Vanguard International Semiconductor Corp.	2,055

		36,695

	Thailand — 0.0% (g)
354	Advanced Info Service PCL	2,317
131	Siam Cement PCL (The)	1,664

		3,981

	Turkey — 0.0% (g)
496	Eregli Demir ve Celik Fabrikalari TAS	703
285	Tofas Turk Otomobil Fabrikasi A.S.	1,877
206	Turkcell Iletisim Hizmetleri A.S.	819

		3,399

	United Arab Emirates — 0.0% (g)
472	First Gulf Bank PJSC	1,584

	United Kingdom — 7.3%
467	Admiral Group plc	11,579
786	AstraZeneca plc	50,084
4,771	Aviva plc	35,656
5,271	BAE Systems plc	35,655
4,834	Barclays plc	17,222
1,077	Barratt Developments plc	10,147
4,470	BP plc	26,565
524	British American Tobacco plc	31,107
3,761	British Land Co. plc (The)	50,372
1,771	BT Group plc	12,647
3,757	Centrica plc	13,072
6,884	Direct Line Insurance Group plc	41,760
330	easyJet plc	8,890
3,016	GlaxoSmithKline plc	65,052

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE
Common Stocks — continued
	United Kingdom — continued
3,446	Hammerson plc	33,765
235	ICAP plc	1,592
384	Imperial Tobacco Group plc	20,667
676	Inmarsat plc	10,242
2,188	Intu Properties plc	11,647
2,822	ITV plc	10,954
3,857	Legal & General Group plc	15,534
43,223	Lloyds Banking Group plc	49,059
1,304	Marks & Spencer Group plc	10,300
1,446	National Grid plc	20,596
113	Next plc	13,859
3,938	Old Mutual plc	12,869
1,408	Persimmon plc (a)	43,193
578	Petrofac Ltd.	7,500
518	Rio Tinto plc	18,887
1,787	Royal Mail plc	12,244
2,775	Safestore Holdings plc	13,925
2,833	Segro plc	19,626
311	Severn Trent plc	10,720
729	Sky plc	12,310
633	SSE plc	14,727
1,560	Standard Life plc	10,084
834	Tate & Lyle plc	7,654
4,342	Taylor Wimpey plc	13,228
674	Unilever plc	30,019
867	United Utilities Group plc	13,198
16,421	Vodafone Group plc	54,040
1,496	William Hill plc	7,302

		909,549

	United States — 15.6%
87	3M Co.	13,646
149	AbbVie, Inc.	8,851
1,306	Altria Group, Inc.	78,969
94	American Campus Communities, Inc.	3,830
104	Analog Devices, Inc.	6,242
471	Apartment Investment & Management Co., Class A	18,472
279	Apple, Inc.	33,294
47	Arthur J. Gallagher & Co.	2,046
543	AT&T, Inc.	18,196
89	Automatic Data Processing, Inc.	7,752
195	AvalonBay Communities, Inc.	34,092
262	BB&T Corp.	9,729
225	Boston Properties, Inc.	28,316
274	Brandywine Realty Trust	3,699

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
731	Bristol-Myers Squibb Co.	48,226
520	Brixmor Property Group, Inc.	13,333
59	CBL & Associates Properties, Inc.	866
71	Chevron Corp.	6,414
112	Cincinnati Financial Corp.	6,735
80	Cinemark Holdings, Inc.	2,824
603	CME Group, Inc.	56,937
199	CMS Energy Corp.	7,172
342	Coca-Cola Co. (The)	14,477
103	Coca-Cola Enterprises, Inc.	5,295
260	Columbia Pipeline Group, Inc.	5,401
78	Comcast Corp., Class A	4,864
133	ConocoPhillips	7,109
1	Constar International, Inc., Class A, ADR (a)	—
26	Cullen/Frost Bankers, Inc.	1,766
639	DiamondRock Hospitality Co.	7,461
314	Douglas Emmett, Inc.	9,584
98	Dr. Pepper Snapple Group, Inc.	8,735
36	DTE Energy Co.	2,897
4	Dynegy, Inc. (a)	73
470	E.I. du Pont de Nemours & Co.	29,778
82	Edison International	4,958
142	Eli Lilly & Co.	11,550
700	Equity One, Inc.	18,598
178	Extra Space Storage, Inc.	14,089
249	Exxon Mobil Corp.	20,596
131	Fidelity National Information Services, Inc.	9,540
909	General Growth Properties, Inc.	26,304
1,258	General Motors Co.	43,919
755	HCP, Inc.	28,082
418	Healthcare Realty Trust, Inc.	11,018
108	Hershey Co. (The)	9,568
433	Highwoods Properties, Inc.	18,827
717	Home Depot, Inc. (The)	88,604
148	Honeywell International, Inc.	15,324
142	Illinois Tool Works, Inc.	13,053
183	Johnson & Johnson	18,482
114	Kilroy Realty Corp.	7,479
42	Kimberly-Clark Corp.	5,052
727	Kimco Realty Corp.	19,456
575	KLA-Tencor Corp.	38,622
162	L Brands, Inc.	15,538
867	LaSalle Hotel Properties	25,498
920	Liberty Property Trust	31,286
43	M&T Bank Corp.	5,159

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	51

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE
Common Stocks — continued
		United States — continued
93		Macerich Co. (The)	7,915
121		Marathon Petroleum Corp.	6,242
1,170		Merck & Co., Inc.	63,946
153		MetLife, Inc.	7,690
1,771		Microsoft Corp.	93,250
174		Mid-America Apartment Communities, Inc.	14,857
248		Mondelez International, Inc., Class A	11,437
1,085		Morgan Stanley	35,787
15		National Health Investors, Inc.	858
418		National Retail Properties, Inc.	15,892
3		Nebraska Book Holdings, Inc. (a)	4
–	(h)	New Cotai LLC/New Cotai Capital Corp., Class B, ADR (a)	101
304		NextEra Energy, Inc.	31,167
178		NII Holdings, Inc. (a)	1,247
260		NiSource, Inc.	4,982
117		Northern Trust Corp.	8,263
1,141		Occidental Petroleum Corp.	85,061
309		Omega Healthcare Investors, Inc.	10,682
356		PACCAR, Inc.	18,725
285		Parkway Properties, Inc.	4,771
55		Pebblebrook Hotel Trust	1,877
1,898		Pfizer, Inc.	64,196
209		Philip Morris International, Inc.	18,480
151		PNC Financial Services Group, Inc. (The)	13,653
51		PPG Industries, Inc.	5,303
173		Procter & Gamble Co. (The)	13,236
1,196		Prologis, Inc.	51,118
110		Public Storage	25,195
318		Regency Centers Corp.	21,638
181		Simon Property Group, Inc.	36,370
125		SL Green Realty Corp.	14,780
23		Snap-on, Inc.	3,895
3		Somerset Cayuga Holding Co., Inc. (a)	75
1,544		Spirit Realty Capital, Inc.	15,720
147		T. Rowe Price Group, Inc.	11,082
193		Texas Instruments, Inc.	10,937
19		Time Warner Cable, Inc.	3,580
172		Time Warner, Inc.	12,970
181		Travelers Cos., Inc. (The)	20,432
349		U.S. Bancorp	14,725
343		United Technologies Corp.	33,709
116		V.F. Corp.	7,826
337		Verizon Communications, Inc.	15,782
73		Vornado Realty Trust	7,300

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
92	Weingarten Realty Investors	3,272
1,495	Wells Fargo & Co.	80,948
185	Welltower, Inc.	11,969
89	Xcel Energy, Inc.	3,153

		1,953,781

	Total Common Stocks (Cost $4,550,937)	4,973,338

PRINCIPAL/UNIT AMOUNT
Convertible Bonds — 1.0%
	Austria — 0.0% (g)
EUR12,195 Units	IMMOFINANZ AG, 4.250%, 03/08/18	628

	Bermuda — 0.0% (g)
200	Horizon Pharma Investment Ltd., 2.500%, 03/15/22 (e)	172
400	Jazz Investments I Ltd., 1.875%, 08/15/21	424

		596

	Cayman Islands — 0.1%
2,800	China Overseas Finance Investment Cayman IV Ltd., Reg. S, Zero Coupon, 02/04/21	3,290
1,099	Ctrip.com International Ltd., 1.000%, 07/01/20 (e)	1,221
HKD 12,000 Units	Hengan International Group Co., Ltd., Reg. S, Zero Coupon, 06/27/18	1,633
HKD 6,000	Kingsoft Corp., Ltd., 1.250%, 04/11/19	743
	Qihoo 360 Technology Co., Ltd.,
1,400	1.750%, 08/15/21	1,257
1,000	2.500%, 09/15/18	972
1,279	SINA Corp., 1.000%, 12/01/18	1,233
946	SouFun Holdings Ltd., 2.000%, 12/15/18	909
500	TPK Holding Co., Ltd., Reg. S, Zero Coupon, 04/08/20	431

		11,689

	France — 0.0% (g)
EUR 12,129 Units	Air France-KLM, 2.030%, 02/15/23	1,439

	Hungary — 0.0% (g)
EUR 2,300	Magyar Nemzeti Vagyonkezelo Zrt, Reg. S, 3.375%, 04/02/19	2,730

	Italy — 0.0% (g)
EUR 1,200	Telecom Italia S.p.A, 1.125%, 03/26/22	1,522

	Luxembourg — 0.1%
3,600	Subsea 7 S.A., Reg. S, 1.000%, 10/05/17	3,330

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2015

	PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE
	Convertible Bonds — continued
		Luxembourg — continued
EUR	2,300	Telecom Italia Finance S.A., Reg. S, 6.125%, 11/15/16	4,011

			7,341

		Netherlands — 0.1%
EUR	600	Amorim Energia B.V., Reg. S, 3.375%, 06/03/18	656
	4,070 Units	Fiat Chrysler Automobiles N.V., 7.875%, 12/15/16	4,986
	1,000	STMicroelectronics N.V., 1.000%, 07/03/21	1,019
	1,481	Yandex N.V., 1.125%, 12/15/18	1,300

			7,961

		Singapore — 0.0% (g)
SGD	8,250	CapitaLand Ltd., Reg. S, 1.850%, 06/19/20	5,562

		South Africa — 0.0% (g)
ZAR	63	Shoprite Investments Pty Ltd., Reg. S, 6.500%, 04/03/17	465

		Spain — 0.0% (g)
EUR	1,300	CaixaBank S.A., Reg. S, 4.500%, 11/22/16	939
EUR	700	OHL Investments S.A., Reg. S, 4.000%, 04/25/18	694
EUR	2,500	Telefonica Participaciones SAU, 4.900%, 09/25/17	2,823
EUR	1,100	Telefonica S.A., Reg. S, 6.000%, 07/24/17	1,615

			6,071

		Taiwan — 0.0% (g)
	500	Siliconware Precision Industries Co., Ltd., Zero Coupon, 10/31/19	537

		United Arab Emirates — 0.0% (g)
EUR	2,800	Aabar Investments PJSC, 0.500%, 03/27/20	3,170
	2,800	DP World Ltd., Reg. S, 1.750%, 06/19/24	3,052

			6,222

		United Kingdom — 0.1%
GBP	600	Balfour Beatty Finance No.2 Ltd., Reg. S, 1.875%, 12/03/18	901
	1,900	Newford Capital Ltd., Zero Coupon, 05/12/16	2,090
HKD	10,000	Shine Power International Ltd., Zero Coupon, 07/28/19	1,256
HKD	8,000	Tong Jie Ltd., Zero Coupon, 02/18/18	1,057
	1,900	Vedanta Resources Jersey Ltd., Reg. S, 5.500%, 07/13/16	1,793

			7,097

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — 0.6%
	Ares Capital Corp.,
2,400	4.750%, 01/15/18	2,469
2,374	4.875%, 03/15/17	2,442
645	Brocade Communications Systems, Inc., 1.375%, 01/01/20 (e)	634
2,138	Centerpoint Energy Resources Corp., 3.943%, 09/15/29	1,340
807	Cheniere Energy, Inc., 4.250%, 03/15/45	500
	Chesapeake Energy Corp.,
3,818	2.250%, 12/15/38	2,730
2,217	2.500%, 05/15/37	1,895
1,354	Cobalt International Energy, Inc., 3.125%, 05/15/24	871
997	Colony Capital, Inc., 3.875%, 01/15/21	959
800	Dycom Industries, Inc., 0.750%, 09/15/21 (e)	831
778	Extra Space Storage LP, 3.125%, 10/01/35 (e)	824
1,758	FireEye, Inc., Series B, 1.625%, 06/01/35 (e)	1,482
763	Hologic, Inc., Series 2012, SUB, 2.000%, 03/01/42	1,026
649	IAS Operating Partnership LP, 5.000%, 03/15/18 (e)	612
900	Impax Laboratories, Inc., 2.000%, 06/15/22 (e)	828
	Intel Corp.,
5,169	2.950%, 12/15/35	6,571
1,867	3.250%, 08/01/39	3,071
769	Isis Pharmaceuticals, Inc., 1.000%, 11/15/21 (e)	768
851	Jarden Corp., 1.125%, 03/15/34	938
	Liberty Interactive LLC,
559	1.000%, 09/30/43 (e)	516
1,791	4.000%, 11/15/29	1,070
1,890	Liberty Media Corp., 1.375%, 10/15/23	1,934
1,626	LinkedIn Corp., 0.500%, 11/01/19 (e)	1,765
	Microchip Technology, Inc.,
3,053	1.625%, 02/15/25 (e)	3,166
1,851	Micron Technology, Series G, Inc., 3.000%, 11/15/43	1,675
557	Navistar International Corp., 4.750%, 04/15/19	387
1,000	NRG Yield, Inc., 3.250%, 06/01/20 (e)	884
612	Nuance Communications, Inc., 2.750%, 11/01/31	614
1,473	ON Semiconductor Corp., 1.000%, 12/01/20 (e)	1,447

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	53

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL/UNIT AMOUNT	SECURITY DESCRIPTION	VALUE
Convertible Bonds — continued
	United States — continued
3,137	Priceline Group, Inc. (The), 0.900%, 09/15/21	3,329
61	Real Mex Restaurants, Inc., 1.120%, 03/21/18	–
1,639	Redwood Trust, Inc., 4.625%, 04/15/18	1,543
962	SanDisk Corp., 0.500%, 10/15/20	1,014
496	SEACOR Holdings, Inc., 3.000%, 11/15/28	404
879	Solarcity Corp., 1.625%, 11/01/19	610
	Spirit Realty Capital, Inc.,
1,074	2.875%, 05/15/19	1,028
1,082	3.750%, 05/15/21	1,037
3,040	Starwood Property Trust, Inc., 3.750%, 10/15/17	3,015
1,448	SunEdison, Inc., 0.250%, 01/15/20 (e)	767
826	SunPower Corp., 0.875%, 06/01/21	755
3,871	Tesla Motors, Inc., 1.250%, 03/01/21	3,382
549	Trinity Industries, Inc., 3.875%, 06/01/36	709
	Twitter, Inc.,
1,204	0.250%, 09/15/19	1,067
1,870	1.000%, 09/15/21	1,645
140	Upstate New York Power Producers, Inc., 20.000% (PIK), 06/15/17 (e) (v)	277
1,334	VEREIT, Inc., 3.750%, 12/15/20	1,247
849	Viavi Solutions, Inc., 0.625%, 08/15/33	807
1,389	Whiting Petroleum Corp., 1.250%, 04/01/20 (e)	1,223
	Wright Medical Group, Inc.,
1,041	2.000%, 02/15/20 (e)	984

		69,092

	Total Convertible Bonds (Cost $132,785)	128,952

Corporate Bonds — 32.7%
	Argentina — 0.0% (g)
	YPF S.A.,
1,190	8.500%, 07/28/25 (e)	1,164
950	Reg. S, 8.750%, 04/04/24	963

		2,127

	Australia — 0.1%
1,074	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 7.125%, 05/01/18 (e)	1,058
10,253	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19 (e)	8,715
1,560	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	1,552

		11,325

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Azerbaijan — 0.0% (g)
3,650	State Oil Co. of the Azerbaijan Republic, Reg. S, 4.750%, 03/13/23	3,203

	Bahamas — 0.0% (g)
5,100	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21	3,239

	Bermuda — 0.1%
	Aircastle Ltd.,
3,400	6.750%, 04/15/17	3,612
5,872	7.625%, 04/15/20	6,775
3,730	Digicel Group Ltd., Reg. S, 7.125%, 04/01/22	3,059
425	Fly Leasing Ltd., 6.750%, 12/15/20	446
1,076	NCL Corp., Ltd., 5.250%, 11/15/19 (e)	1,117
955	Viking Cruises Ltd., 6.250%, 05/15/25 (e)	938

		15,947

	Brazil — 0.1%
3,953	Banco Daycoval S.A., Reg. S, 5.750%, 03/19/19	3,823
3,920	Votorantim Cimentos S.A., Reg. S, 7.250%, 04/05/41	3,274

		7,097

	Canada — 1.6%
	1011778 B.C. ULC/New Red Finance, Inc.,
580	4.625%, 01/15/22 (e)	589
7,270	6.000%, 04/01/22 (e)	7,606
1,632	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	1,673
	Baytex Energy Corp.,
339	5.125%, 06/01/21 (e)	285
359	5.625%, 06/01/24 (e)	296
	Bombardier, Inc.,
965	4.750%, 04/15/19 (e)	835
543	5.500%, 09/15/18 (e)	509
648	6.125%, 01/15/23 (e)	502
839	7.500%, 03/15/18 (e)	830
1,250	7.500%, 03/15/25 (e)	972
5,963	7.750%, 03/15/20 (e)	5,203
1,115	Brookfield Residential Properties, Inc., 6.375%, 05/15/25 (e)	1,070
890	Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.125%, 07/01/22 (e)	874
	Cascades, Inc.,
1,420	5.500%, 07/15/22 (e)	1,381

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
1,450	5.750%, 07/15/23 (e)	1,392
4,712	Concordia Healthcare Corp., 7.000%, 04/15/23 (e)	4,100
885	Encana Corp., 5.150%, 11/15/41	695
	First Quantum Minerals Ltd.,
2,027	6.750%, 02/15/20 (e)	1,543
1,197	7.000%, 02/15/21 (e)	886
600	7.250%, 10/15/19 (e)	468
3,650	Garda World Security Corp., 7.250%, 11/15/21 (e)	3,331
2,106	HudBay Minerals, Inc., 9.500%, 10/01/20	1,838
2,175	Jupiter Resources, Inc., 8.500%, 10/01/22 (e)	1,131
	Lundin Mining Corp.,
1,800	7.500%, 11/01/20 (e)	1,818
1,795	7.875%, 11/01/22 (e)	1,799
1,067	Masonite International Corp., 5.625%, 03/15/23 (e)	1,115
3,600	Mattamy Group Corp., 6.500%, 11/15/20 (e)	3,544
	MEG Energy Corp.,
6,700	6.375%, 01/30/23 (e)	5,645
650	6.500%, 03/15/21 (e)	570
5,555	7.000%, 03/31/24 (e)	4,805
	New Gold, Inc.,
3,110	6.250%, 11/15/22 (e)	2,667
1,054	7.000%, 04/15/20 (e)	983
	NOVA Chemicals Corp.,
685	5.000%, 05/01/25 (e)	685
1,430	5.250%, 08/01/23 (e)	1,463
4,440	Novelis, Inc., 8.750%, 12/15/20	4,451
1,557	Open Text Corp., 5.625%, 01/15/23 (e)	1,573
	Pacific Exploration & Production Corp.,
2,230	5.375%, 01/26/19 (e)	948
1,350	Reg. S, 5.125%, 03/28/23	499
1,709	Reg. S, 5.625%, 01/19/25	624
	Precision Drilling Corp.,
1,347	5.250%, 11/15/24	1,114
210	6.500%, 12/15/21	183
885	6.625%, 11/15/20	789
10,050	Quebecor Media, Inc., 5.750%, 01/15/23	10,301
50	Quebecor World Capital Corp., 6.125%, 01/15/16 (d)	—	(h)
50	Quebecor, Inc., 9.750%, 01/15/16 (d)	—	(h)
1,005	Taseko Mines Ltd., 7.750%, 04/15/19	523
9,855	Transcanada Trust, VAR, 5.625%, 05/20/75	9,436

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
4,028	Trinidad Drilling Ltd., 7.875%, 01/15/19 (e)	3,867
	Ultra Petroleum Corp.,
2,600	5.750%, 12/15/18 (e)	1,742
1,554	6.125%, 10/01/24 (e)	870
	Valeant Pharmaceuticals International, Inc.,
4,600	5.375%, 03/15/20 (e)	4,002
930	5.500%, 03/01/23 (e)	781
840	5.625%, 12/01/21 (e)	729
29,039	5.875%, 05/15/23 (e)	24,447
9,790	6.125%, 04/15/25 (e)	8,236
3,475	6.375%, 10/15/20 (e)	3,110
3,524	6.750%, 08/15/18 (e)	3,401
7,840	6.750%, 08/15/21 (e)	6,978
8,675	7.000%, 10/01/20 (e)	8,024
7,262	7.250%, 07/15/22 (e)	6,463
20,023	7.500%, 07/15/21 (e)	18,271
	Videotron Ltd.,
3,954	5.000%, 07/15/22	4,127
2,851	5.375%, 06/15/24 (e)	2,929
3,200	Whiting Canadian Holding Co. ULC, 8.125%, 12/01/19	3,224

		194,745

	Cayman Islands — 0.1%
1,470	Comcel Trust via Comunicaciones Celulares S.A., Reg. S, 6.875%, 02/06/24	1,180
776	Odebrecht Finance Ltd., Reg. S, 7.125%, 06/26/42	460
5,690	Odebrecht Offshore Drilling Finance Ltd., Reg. S, 6.750%, 10/01/22	1,864
925	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	714
	Transocean, Inc.,
460	6.500%, 11/15/20	368
2,115	6.875%, 12/15/21	1,674
2,072	UPCB Finance IV Ltd., 5.375%, 01/15/25 (e)	2,075
2,250	UPCB Finance V Ltd., 7.250%, 11/15/21 (e)	2,396
1,913	UPCB Finance VI Ltd., 6.875%, 01/15/22 (e)	2,022
2,400	Vale Overseas Ltd., 6.875%, 11/21/36	1,961

		14,714

	Chile — 0.1%
5,190	Cencosud S.A., Reg. S, 5.500%, 01/20/21	5,408
6,980	Empresa Nacional de Telecomunicaciones S.A., 4.750%, 08/01/26 (e)	6,694

		12,102

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	55

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

	PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		Colombia — 0.1%
		Ecopetrol S.A.,
	11,532	7.375%, 09/18/43	10,955

		Croatia — 0.0% (g)
	2,540	Hrvatska Elektroprivreda, 5.875%, 10/23/22 (e)	2,565

		Finland — 0.0% (g)
		Nokia OYJ,
	904	5.375%, 05/15/19	966
	1,019	6.625%, 05/15/39	1,066

			2,032

		France — 0.2%
		Numericable-SFR SAS,
	1,279	4.875%, 05/15/19 (e)	1,285
	17,941	6.000%, 05/15/22 (e)	17,986
	3,730	Reg. S, 6.250%, 05/15/24 (e)	3,730
	5,070	Orange S.A., 5.500%, 02/06/44	5,638

			28,639

		Georgia — 0.1%
		Georgian Railway JSC,
	6,418	7.750%, 07/11/22 (e)	6,747

		Germany — 0.0% (g)
		Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
	800	5.000%, 01/15/25 (e)	796
EUR	582	5.125%, 01/21/23 (e)	679
	882	5.500%, 01/15/23 (e)	906

			2,381

		Hungary — 0.0% (g)
		MFB Magyar Fejlesztesi Bank Zrt,
	5,020	6.250%, 10/21/20 (e)	5,604

		Indonesia — 0.2%
		Pertamina Persero PT,
	6,040	Reg. S, 5.250%, 05/23/21	6,161
	3,550	Reg. S, 5.625%, 05/20/43	2,933
	4,510	Reg. S, 6.000%, 05/03/42	3,908
	7,160	Reg. S, 6.450%, 05/30/44	6,587

			19,589

		Ireland — 0.4%
		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
	457	4.250%, 07/01/20	468
	3,260	4.500%, 05/15/21	3,350

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Ireland — continued
2,355	4.625%, 10/30/20	2,440
583	4.625%, 07/01/22	595
1,515	5.000%, 10/01/21	1,583
1,900	Alfa Bank OJSC Via Alfa Bond Issuance plc, Reg. S, 7.875%, 09/25/17	2,002
12,283	Ardagh Packaging Finance plc, 9.125%, 10/15/20 (e)	12,882
	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
1,000	6.000%, 06/30/21 (e)	980
900	6.250%, 01/31/19 (e)	910
88	7.000%, 11/15/20 (e)	88
350	9.125%, 10/15/20 (e)	367
3,205	VAR, 3.337%, 12/15/19 (e)	3,157
	Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
10,650	6.000%, 07/15/23 (e)	10,650
1,770	6.000%, 02/01/25 (e)	1,757
920	Grifols Worldwide Operations Ltd., 5.250%, 04/01/22	952
3,900	Russian Railways Via RZD Capital plc, Reg. S, 5.700%, 04/05/22	3,871
4,450	Vnesheconombank Via VEB Finance plc, Reg. S, 5.942%, 11/21/23	4,261

		50,313

	Israel — 0.1%
7,150	Israel Electric Corp., Ltd., Reg. S, 5.000%, 11/12/24 (e)	7,422

	Italy — 0.1%
8,600	Enel S.p.A., VAR, 8.750%, 09/24/73 (e)	9,912
2,000	Telecom Italia S.p.A., 5.303%, 05/30/24 (e)	2,010

		11,922

	Japan — 0.0% (g)
3,949	SoftBank Group Corp., 4.500%, 04/15/20 (e)	3,914

	Kazakhstan — 0.2%
	KazMunayGas National Co. JSC,
4,160	Reg. S, 4.400%, 04/30/23	3,650
5,200	Reg. S, 6.000%, 11/07/44	4,071
15,900	Reg. S, 6.375%, 04/09/21	16,039
2,500	Reg. S, 9.125%, 07/02/18	2,757

		26,517

	Liberia — 0.0% (g)
	Royal Caribbean Cruises Ltd.,
1,315	5.250%, 11/15/22	1,401

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Liberia — continued
110	7.500%, 10/15/27	128

		1,529

	Luxembourg — 1.4%
	Actavis Funding SCS,
6,715	4.750%, 03/15/45	6,422
3,780	4.850%, 06/15/44	3,633
	Altice Luxembourg S.A.,
1,915	7.625%, 02/15/25 (e)	1,761
10,363	7.750%, 05/15/22 (e)	9,974
	Altice Financing S.A.,
724	6.500%, 01/15/22 (e)	731
10,062	6.625%, 02/15/23 (e)	10,087
311	7.875%, 12/15/19 (e)	322
	Altice Finco S.A.,
200	7.625%, 02/15/25 (e)	190
200	8.125%, 01/15/24 (e)	199
200	9.875%, 12/15/20 (e)	214
	ArcelorMittal,
1,800	6.125%, 06/01/18	1,804
2,375	6.125%, 06/01/25	2,048
400	6.250%, 03/01/21	378
15,585	7.000%, 02/25/22	14,767
500	7.500%, 03/01/41	423
2,000	7.750%, 10/15/39	1,705
3,500	10.600%, 06/01/19	3,867
945	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, 5.625%, 12/15/16 (e)	945
1,020	Capsugel S.A., 7.000% (Cash), 05/15/19 (e) (v)	1,028
3,834	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	3,963
3,680	Gazprom OAO Via Gaz Capital S.A., Reg. S, 9.250%, 04/23/19	4,131
	INEOS Group Holdings S.A.,
14,065	5.875%, 02/15/19 (e)	14,065
1,678	6.125%, 08/15/18 (e)	1,691
	Intelsat Jackson Holdings S.A.,
6,137	5.500%, 08/01/23	5,059
13,464	6.625%, 12/15/22	10,637
3,742	7.250%, 04/01/19	3,508
23,427	7.250%, 10/15/20	21,377
13,671	7.500%, 04/01/21	12,338
1,958	Intelsat Luxembourg S.A., 7.750%, 06/01/21	1,155

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Luxembourg — 1.4%
	Mallinckrodt International Finance S.A.,
160	3.500%, 04/15/18	155
1,700	4.750%, 04/15/23	1,479
	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
1,675	4.875%, 04/15/20 (e)	1,606
4,605	5.500%, 04/15/25 (e)	4,189
2,402	5.750%, 08/01/22 (e)	2,283
2,450	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 5.625%, 10/15/23 (e)	2,312
	Millicom International Cellular S.A.,
3,150	Reg. S, 6.625%, 10/15/21	2,835
2,750	MOL Group Finance S.A., Reg. S, 6.250%, 09/26/19	2,987
5,240	Nielsen Co. Luxembourg SARL (The), 5.500%, 10/01/21 (e)	5,430
2,300	Russian Agricultural Bank OJSC Via RSHB Capital S.A., Reg. S, 5.298%, 12/27/17	2,320
3,650	Sberbank of Russia Via SB Capital SA, Reg. S, 4.950%, 02/07/17	3,705
1,601	VTB Bank OJSC Via VTB Capital SA, Reg. S, 6.950%, 10/17/22	1,533
	Wind Acquisition Finance S.A.,
6,237	4.750%, 07/15/20 (e)	6,346
2,584	7.375%, 04/23/21 (e)	2,604

		178,206

	Mexico — 0.4%
	Alfa S.A.B. de C.V.,
4,412	6.875%, 03/25/44 (e)	4,384
6,850	Reg. S, 5.250%, 03/25/24	7,201
2,600	BBVA Bancomer S.A., Reg. S, 6.750%, 09/30/22	2,917
	Cemex S.A.B. de C.V.,
2,025	5.700%, 01/11/25 (e)	1,868
1,845	6.125%, 05/05/25 (e)	1,758
10,000	7.250%, 01/15/21 (e)	10,315
300	VAR, 5.070%, 10/15/18 (e)	308
2,150	Grupo KUO S.A.B. de C.V., Reg. S, 6.250%, 12/04/22	2,008
2,154	Mexichem S.A.B. de C.V., Reg. S, 6.750%, 09/19/42	2,140
3,879	Nemak S.A.B de C.V., Reg. S, 5.500%, 02/28/23	3,918
	Petroleos Mexicanos,
8,899	5.625%, 01/23/46 (e)	7,653

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	57

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Mexico — continued
1,920	6.500%, 06/02/41	1,827
7,320	6.625%, 06/15/35	7,201

		53,498

	Morocco — 0.2%
	OCP S.A.,
15,420	Reg. S, 5.625%, 04/25/24	16,017
7,771	Reg. S, 6.875%, 04/25/44	8,082

		24,099

	Netherlands — 0.5%
985	Basell Finance Co., B.V., Class B, 8.100%, 03/15/27 (e)	1,262
3,230	Bharti Airtel International Netherlands B.V., Reg. S, 5.125%, 03/11/23	3,426
4,600	Bluewater Holding B.V., 10.000%, 12/10/19 (e)	2,990
1,389	Constellium N.V., 5.750%, 05/15/24 (e)	1,000
	Fiat Chrysler Automobiles N.V.,
2,584	4.500%, 04/15/20	2,610
5,632	5.250%, 04/15/23	5,604
746	InterGen N.V., 7.000%, 06/30/23 (e)	643
4,700	Kazakhstan Temir Zholy Finance B.V., Reg. S, 6.950%, 07/10/42	3,889
4,372	LYB International Finance B.V., 4.875%, 03/15/44	4,202
	LyondellBasell Industries N.V.,
660	5.000%, 04/15/19	710
2,225	6.000%, 11/15/21	2,528
4,400	Majapahit Holding B.V., Reg. S, 7.750%, 01/20/20	4,950
	NXP B.V./NXP Funding LLC,
268	3.500%, 09/15/16 (e)	269
1,000	3.750%, 06/01/18 (e)	1,003
2,281	4.125%, 06/15/20 (e)	2,327
2,665	4.625%, 06/15/22 (e)	2,718
6,952	5.750%, 02/15/21 (e)	7,265
4,574	5.750%, 03/15/23 (e)	4,814
	Schaeffler Finance B.V.,
2,875	4.250%, 05/15/21 (e)	2,889
975	4.750%, 05/15/21 (e)	992
1,630	4.750%, 05/15/23 (e)	1,642
	Sensata Technologies B.V.,
1,383	4.875%, 10/15/23 (e)	1,353
2,745	5.000%, 10/01/25 (e)	2,680
514	5.625%, 11/01/24 (e)	523

		62,289

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Peru — 0.1%
2,950	Banco de Credito del Peru, Reg. S, 4.250%, 04/01/23	2,965
2,800	BBVA Banco Continental S.A., Reg. S, 5.000%, 08/26/22	2,940
1,924	Consorcio Transmantaro S.A., Reg. S, 4.375%, 05/07/23	1,876

		7,781

	Singapore — 0.0% (g)
480	Flextronics International Ltd., 5.000%, 02/15/23	483

	Sri Lanka — 0.0% (g)
680	National Savings Bank, 5.150%, 09/10/19 (e)	655

	Turkey — 0.0% (g)
2,240	Turkiye Garanti Bankasi A.S., 4.750%, 10/17/19 (e)	2,254

	United Arab Emirates — 0.1%
	Abu Dhabi National Energy Co. PJSC,
1,550	Reg. S, 3.625%, 01/12/23	1,522
5,100	DP World Ltd., Reg. S, 6.850%, 07/02/37	5,380

		6,902

	United Kingdom — 0.5%
3,075	Afren plc, Reg. S, 6.625%, 12/09/20 (d)	77
1,820	Gerdau Trade, Inc., Reg. S, 5.750%, 01/30/21	1,660
	International Game Technology plc,
8,100	6.250%, 02/15/22 (e)	7,898
4,000	6.500%, 02/15/25 (e)	3,760
	Jaguar Land Rover Automotive plc,
3,528	4.125%, 12/15/18 (e)	3,616
1,814	4.250%, 11/15/19 (e)	1,846
300	5.625%, 02/01/23 (e)	309
	Royal Bank of Scotland Group plc,
1,610	5.125%, 05/28/24	1,651
643	6.000%, 12/19/23	698
6,288	6.100%, 06/10/23	6,840
10,992	6.125%, 12/15/22	12,054
2,032	Royal Bank of Scotland plc (The), Reg. S, VAR, 9.500%, 03/16/22	2,217
	Sea Trucks Group Ltd.,
2,699	Reg. S, 9.000%, 03/26/18 (e)	1,744
1,470	Star Energy Geothermal Wayang Windu Ltd., Reg. S, 6.125%, 03/27/20	1,426
	Virgin Media Finance plc,
889	5.750%, 01/15/25 (e)	873

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United Kingdom — continued
1,400	6.000%, 10/15/24 (e)	1,411
1,143	6.375%, 04/15/23 (e)	1,177
	Virgin Media Secured Finance plc,
975	5.250%, 01/15/26 (e)	975
7,287	5.375%, 04/15/21 (e)	7,652

		57,884

	United States — 25.9%
	21st Century Fox America, Inc.,
6,795	4.750%, 09/15/44	6,823
480	4.950%, 10/15/45 (e)	491
9,509	AbbVie, Inc., 4.700%, 05/14/45	9,102
	Acadia Healthcare Co., Inc.,
520	5.125%, 07/01/22	513
700	5.625%, 02/15/23	701
528	6.125%, 03/15/21	549
6,620	ACCO Brands Corp., 6.750%, 04/30/20	7,050
2,877	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	949
	Activision Blizzard, Inc.,
1,335	5.625%, 09/15/21 (e)	1,412
2,535	6.125%, 09/15/23 (e)	2,760
	ADT Corp. (The),
3,370	3.500%, 07/15/22	3,159
490	4.125%, 04/15/19	501
7,320	4.125%, 06/15/23	7,046
9,525	6.250%, 10/15/21	10,287
	Advanced Micro Devices, Inc.,
2,666	6.750%, 03/01/19	2,053
2,728	7.000%, 07/01/24	1,910
460	7.500%, 08/15/22	333
1,406	7.750%, 08/01/20	1,040
	AECOM,
2,550	5.750%, 10/15/22 (e)	2,652
7,955	5.875%, 10/15/24 (e)	8,214
5,371	Aerojet Rocketdyne Holdings, Inc., 7.125%, 03/15/21	5,646
	AES Corp.,
400	4.875%, 05/15/23	371
2,849	5.500%, 03/15/24	2,692
5,285	5.500%, 04/15/25	4,915
6,704	7.375%, 07/01/21	7,140
2,520	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	2,344
1,850	AK Steel Corp., 8.750%, 12/01/18	1,780
4,705	Albertson’s Holdings LLC/Safeway, Inc., 7.750%, 10/15/22 (e)	5,070

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Alcatel-Lucent USA, Inc.,
586	4.625%, 07/01/17 (e)	603
1,045	6.450%, 03/15/29	1,104
1,350	6.750%, 11/15/20 (e)	1,434
4,500	8.875%, 01/01/20 (e)	4,866
	Alcoa, Inc.,
7,995	5.125%, 10/01/24	7,925
1,583	5.400%, 04/15/21	1,638
1,167	5.870%, 02/23/22	1,220
1,831	5.900%, 02/01/27	1,856
524	6.150%, 08/15/20	553
1,804	6.750%, 01/15/28	1,937
	Alere, Inc.,
355	6.375%, 07/01/23 (e)	369
994	6.500%, 06/15/20	1,027
	Aleris International, Inc.,
881	7.625%, 02/15/18	824
930	7.875%, 11/01/20	874
2,980	Allegheny Technologies, Inc., 7.375%, 08/15/23	2,533
1,039	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	1,055
9,065	Allstate Corp. (The), VAR, 5.750%, 08/15/53	9,439
	Ally Financial, Inc.,
1,353	3.250%, 02/13/18	1,360
12,325	3.500%, 01/27/19	12,402
1,872	3.600%, 05/21/18	1,895
2,341	4.625%, 05/19/22	2,435
11,685	4.625%, 03/30/25	11,772
146	4.750%, 09/10/18	152
3,835	5.125%, 09/30/24	4,041
3,265	8.000%, 11/01/31	3,959
9,075	Altria Group, Inc., 5.375%, 01/31/44	9,879
1,265	AMAG Pharmaceuticals, Inc., 7.875%, 09/01/23 (e)	1,180
4,490	Amazon.com, Inc., 4.950%, 12/05/44	4,680
	AMC Entertainment, Inc.,
5,075	5.750%, 06/15/25	5,113
1,400	5.875%, 02/15/22	1,449
2,000	AMC Networks, Inc., 4.750%, 12/15/22	2,007
	American Axle & Manufacturing, Inc.,
1,600	6.250%, 03/15/21	1,676
2,025	6.625%, 10/15/22	2,152
3,450	7.750%, 11/15/19	3,855
	American International Group, Inc.,
6,675	4.800%, 07/10/45	6,885

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	59

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
6,463	6.250%, 03/15/37	7,061
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
350	6.750%, 05/20/20	363
1,950	7.000%, 05/20/22	2,057
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,285	6.250%, 08/20/19	1,314
84	6.500%, 05/20/21	87
3,665	Amgen, Inc., 4.400%, 05/01/45	3,394
	Amkor Technology, Inc.,
8,779	6.375%, 10/01/22	8,526
4,506	6.625%, 06/01/21	4,438
	Amsurg Corp.,
1,000	5.625%, 11/30/20	1,017
1,050	5.625%, 07/15/22	1,032
4,710	Anadarko Petroleum Corp., 4.500%, 07/15/44	4,360
	Anixter, Inc.,
5,030	5.500%, 03/01/23 (e)	5,194
2,060	5.625%, 05/01/19	2,178
	Antero Resources Corp.,
5,654	5.125%, 12/01/22	5,075
2,075	5.375%, 11/01/21	1,909
1,565	6.000%, 12/01/20	1,502
2,795	Anthem, Inc., 5.100%, 01/15/44	2,923
1,200	Aramark Services, Inc., 5.750%, 03/15/20	1,252
16,520	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	17,387
	Ashland, Inc.,
1,000	3.875%, 04/15/18	1,034
11,692	4.750%, 08/15/22	11,698
	Ashtead Capital, Inc.,
2,700	5.625%, 10/01/24 (e)	2,808
6,535	6.500%, 07/15/22 (e)	7,009
	AT&T, Inc.,
1,765	4.300%, 12/15/42	1,530
2,210	4.350%, 06/15/45	1,914
5,835	4.750%, 05/15/46	5,357
3,950	Atwood Oceanics, Inc., 6.500%, 02/01/20	3,041
	Audatex North America, Inc.,
11,646	6.000%, 06/15/21 (e)	11,728
1,329	6.125%, 11/01/23 (e)	1,337
275	AutoNation, Inc., 5.500%, 02/01/20	301
	Avaya, Inc.,
10,703	7.000%, 04/01/19 (e)	8,696

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
3,225	10.500%, 03/01/21 (e)	1,250
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
1,155	5.125%, 06/01/22 (e)	1,179
1,149	5.250%, 03/15/25 (e)	1,145
7,945	5.500%, 04/01/23	8,233
3,251	Axiall Corp., 4.875%, 05/15/23	3,090
3,750	B&G Foods, Inc., 4.625%, 06/01/21	3,736
	Ball Corp.,
995	4.000%, 11/15/23	970
905	5.000%, 03/15/22	934
1,962	5.250%, 07/01/25	1,994
1,233	Basic Energy Services, Inc., 7.750%, 10/15/22	456
5,675	Baxalta, Inc., 5.250%, 06/23/45 (e)	5,780
943	Beacon Roofing Supply, Inc., 6.375%, 10/01/23 (e)	993
1,807	Becton, Dickinson and Co., 4.685%, 12/15/44	1,834
	Belden, Inc.,
500	5.250%, 07/15/24 (e)	468
5,499	5.500%, 09/01/22 (e)	5,444
	Berry Plastics Corp.,
1,875	5.125%, 07/15/23	1,856
500	6.000%, 10/15/22 (e)	523
4,955	Biogen, Inc., 5.200%, 09/15/45	4,997
3,980	Blackboard, Inc., 7.750%, 11/15/19 (e)	3,423
1,650	Blue Coat Holdings, Inc., 8.375%, 06/01/23 (e)	1,708
	Blue Cube Spinco, Inc.,
3,392	9.750%, 10/15/23 (e)	3,655
5,107	10.000%, 10/15/25 (e)	5,541
2,262	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	2,115
3,645	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	3,677
3,415	Boyd Gaming Corp., 6.875%, 05/15/23	3,620
	BreitBurn Energy Partners LP/BreitBurn Finance Corp.,
1,325	7.875%, 04/15/22	497
5,000	8.625%, 10/15/20	2,225
1,500	Briggs & Stratton Corp., 6.875%, 12/15/20	1,639
1,510	Building Materials Corp of America, 6.000%, 10/15/25 (e)	1,604
1,606	Building Materials Corp. of America, 5.375%, 11/15/24 (e)	1,652

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
7,840	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	8,056
9,105	Burlington Northern Santa Fe LLC, 4.700%, 09/01/45	9,271
	Cablevision Systems Corp.,
6,240	8.000%, 04/15/20	6,084
3,340	8.625%, 09/15/17	3,549
	Caesars Entertainment Operating Co., Inc.,
5,850	8.500%, 02/15/20 (d)	4,724
10,800	9.000%, 02/15/20 (d)	8,694
6,390	11.250%, 06/01/17 (d)	5,064
	CalAtlantic Group, Inc.,
1,030	5.875%, 11/15/24	1,081
1,275	8.375%, 01/15/21	1,513
319	10.750%, 09/15/16	342
2,759	Caleres, Inc., 6.250%, 08/15/23 (e)	2,787
	California Resources Corp.,
662	5.000%, 01/15/20	482
2,237	5.500%, 09/15/21	1,538
774	6.000%, 11/15/24	526
	Calpine Corp.,
1,139	5.375%, 01/15/23	1,089
1,500	5.500%, 02/01/24	1,425
1,140	5.750%, 01/15/25	1,080
2,467	5.875%, 01/15/24 (e)	2,578
4,101	6.000%, 01/15/22 (e)	4,310
4,450	Case New Holland, Inc., 7.875%, 12/01/17	4,812
4,510	Casella Waste Systems, Inc., 7.750%, 02/15/19	4,578
410	CCM Merger, Inc., 9.125%, 05/01/19 (e)	435
	CCO Holdings LLC/CCO Holdings Capital Corp.,
1,000	5.125%, 05/01/23 (e)	1,002
4,300	5.250%, 03/15/21	4,440
3,500	5.250%, 09/30/22	3,545
6,100	6.500%, 04/30/21	6,401
3,283	6.625%, 01/31/22	3,480
857	7.000%, 01/15/19	881
12,297	7.375%, 06/01/20	12,758
	CCO Safari II LLC,
2,939	4.464%, 07/23/22 (e)	2,981
12,215	6.484%, 10/23/45 (e)	12,667
	CDW LLC/CDW Finance Corp.,
1,391	5.000%, 09/01/23	1,443
875	5.500%, 12/01/24	917
871	CEB, Inc., 5.625%, 06/15/23 (e)	885

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
1,095	5.250%, 03/15/21	1,141
575	5.375%, 06/01/24	588
975	Celanese U.S. Holdings LLC, 4.625%, 11/15/22	979
5,695	Celgene Corp., 5.000%, 08/15/45	5,715
6,630	Cemex Finance LLC, 9.375%, 10/12/22 (e)	7,210
1,530	Centene Corp., 4.750%, 05/15/22	1,522
4,845	Central Garden & Pet Co., 8.250%, 03/01/18	4,936
	CenturyLink, Inc.,
2,345	5.625%, 04/01/25	2,105
13,146	Series T, 5.800%, 03/15/22	12,785
7,175	6.750%, 12/01/23	7,120
	Cenveo Corp.,
550	6.000%, 08/01/19 (e)	483
1,275	8.500%, 09/15/22 (e)	937
	Cequel Communications Holdings I LLC/Cequel Capital Corp.,
2,939	5.125%, 12/15/21 (e)	2,824
	CF Industries, Inc.,
1,405	4.950%, 06/01/43	1,310
5,230	5.375%, 03/15/44	5,165
	Chemours Co. (The),
3,485	6.625%, 05/15/23 (e)	2,601
2,253	7.000%, 05/15/25 (e)	1,678
	Chesapeake Energy Corp.,
3,655	4.875%, 04/15/22	2,266
680	5.375%, 06/15/21	441
2,642	6.125%, 02/15/21	1,730
8,450	6.625%, 08/15/20	5,725
2,000	6.875%, 11/15/20	1,355
2,214	Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875%, 02/01/21	2,350
828	Choice Hotels International, Inc., 5.750%, 07/01/22	888
	CHS/Community Health Systems, Inc.,
750	5.125%, 08/15/18	764
1,385	5.125%, 08/01/21	1,430
4,335	6.875%, 02/01/22	4,368
1,780	7.125%, 07/15/20	1,824
2,920	8.000%, 11/15/19	3,037
142	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (d) (e)	82
	Cimarex Energy Co.,
975	4.375%, 06/01/24	970

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	61

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,290	5.875%, 05/01/22	1,362
4,307	Cincinnati Bell, Inc., 8.375%, 10/15/20	4,490
	Cinemark USA, Inc.,
3,350	4.875%, 06/01/23	3,304
2,412	5.125%, 12/15/22	2,424
1,005	7.375%, 06/15/21	1,063
	CIT Group, Inc.,
1,149	4.250%, 08/15/17	1,175
2,161	5.000%, 05/15/17	2,227
7,263	5.000%, 08/15/22	7,653
5,640	5.250%, 03/15/18	5,915
4,902	5.375%, 05/15/20	5,288
12,425	5.500%, 02/15/19 (e)	13,186
2,580	6.625%, 04/01/18 (e)	2,780
1,500	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	1,507
1,908	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	1,870
	Claire’s Stores, Inc.,
1,150	6.125%, 03/15/20 (e)	851
3,518	8.875%, 03/15/19	1,407
11,608	9.000%, 03/15/19 (e)	9,490
5,200	Clean Harbors, Inc., 5.250%, 08/01/20	5,408
	Clear Channel Worldwide Holdings, Inc.,
36,610	6.500%, 11/15/22	38,145
115	Series A, 7.625%, 03/15/20	117
23,063	Series B, 7.625%, 03/15/20	23,928
	Clearwater Paper Corp.,
1,500	4.500%, 02/01/23	1,433
900	5.375%, 02/01/25 (e)	891
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
1,111	6.375%, 03/15/24	528
339	8.500%, 12/15/19	200
2,530	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	1,281
	CNH Industrial Capital LLC,
600	3.625%, 04/15/18	602
800	3.875%, 11/01/15	800
1,000	3.875%, 07/16/18 (e)	1,002
	CNO Financial Group, Inc.,
600	4.500%, 05/30/20	624
1,790	5.250%, 05/30/25	1,902
3,282	Coeur Mining, Inc., 7.875%, 02/01/21	2,010
954	Cogent Communications Finance, Inc., 5.625%, 04/15/21 (e)	904
3,900	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	3,842

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Commercial Metals Co.,
1,987	4.875%, 05/15/23	1,758
1,730	7.350%, 08/15/18	1,858
6,002	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	6,092
	CommScope, Inc.,
358	4.375%, 06/15/20 (e)	365
2,855	5.000%, 06/15/21 (e)	2,873
4,978	5.500%, 06/15/24 (e)	4,928
480	Communications Sales & Leasing, Inc. / CSL Capital LLC, 6.000%, 04/15/23 (e)	467
6,550	Communications Sales & Leasing, Inc./CSL Capital LLC, 8.250%, 10/15/23	6,055
	Comstock Resources, Inc.,
516	7.750%, 04/01/19	108
996	9.500%, 06/15/20	219
1,500	10.000%, 03/15/20 (e)	979
	Concho Resources, Inc.,
1,875	5.500%, 04/01/23	1,884
2,475	6.500%, 01/15/22	2,565
	CONSOL Energy, Inc.,
1,855	5.875%, 04/15/22	1,173
1,460	8.000%, 04/01/23 (e)	1,019
2,421	Consolidated Communications, Inc., 6.500%, 10/01/22	2,141
34	Constar International, Inc., 11.000%, 12/31/17 (d)	6
	Constellation Brands, Inc.,
299	3.750%, 05/01/21	306
995	4.750%, 11/15/24	1,042
510	6.000%, 05/01/22	570
1,000	7.250%, 09/01/16	1,044
1,554	Continental Airlines 2003-ERJ1 Pass-Through Trust, Series RJ03, 7.875%, 07/02/18	1,617
57	Continental Airlines 2004-ERJ1 Pass-Through Trust, Series RJ04, 9.558%, 09/01/19	61
1,087	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, Series ERJ1, 04/01/21	1,202
1,344	Continental Airlines 2012-3 Class C Pass-Through Certificates, Class C, 6.125%, 04/29/18	1,385
	Corrections Corp. of America,
10,100	4.125%, 04/01/20	10,062
2,400	4.625%, 05/01/23	2,358
	Cott Beverages, Inc.,
3,076	5.375%, 07/01/22	3,060

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
5,762	6.750%, 01/01/20	6,108
	Covanta Holding Corp.,
240	5.875%, 03/01/24	238
577	6.375%, 10/01/22	606
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
349	6.000%, 12/15/20	309
3,830	6.125%, 03/01/22	3,294
1,409	6.250%, 04/01/23 (e)	1,197
2,300	Crimson Merger Sub, Inc., 6.625%, 05/15/22 (e)	1,992
1,770	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23	1,774
	Crown Castle International Corp.,
863	4.875%, 04/15/22	914
7,152	5.250%, 01/15/23	7,697
	CSC Holdings LLC,
2,288	6.750%, 11/15/21	2,221
400	8.625%, 02/15/19	425
1,600	CSI Compressco LP/Compressco Finance, Inc., 7.250%, 08/15/22	1,328
433	CST Brands, Inc., 5.000%, 05/01/23	437
	CVS Health Corp.,
425	4.750%, 12/01/22 (e)	463
585	5.000%, 12/01/24 (e)	650
9,967	5.125%, 07/20/45	10,685
	D.R. Horton, Inc.,
590	4.375%, 09/15/22	602
481	4.750%, 02/15/23	494
	Dana Holding Corp.,
3,500	5.375%, 09/15/21	3,570
3,250	5.500%, 12/15/24	3,242
4,535	6.000%, 09/15/23	4,694
1,059	6.750%, 02/15/21	1,101
4,795	Darling Ingredients, Inc., 5.375%, 01/15/22	4,759
	DaVita HealthCare Partners, Inc.,
6,430	5.000%, 05/01/25	6,383
1,490	5.125%, 07/15/24	1,512
1,275	5.750%, 08/15/22	1,339
6,738	Dean Foods Co., 6.500%, 03/15/23 (e)	7,109
42	Delta Air Lines 2009-1 Series B Pass-Through Trust, Series B, 9.750%, 12/17/16	45
375	Delta Air Lines 2012-1 Class A Pass-Through Trust, Series A, 4.750%, 05/07/20	396
470	Delta Air Lines 2012-1 Class B Pass-Through Trust, Series B, 6.875%, 05/07/19 (e)	506

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
8,308	Denali Borrower LLC/Denali Finance Corp., 5.625%, 10/15/20 (e)	8,838
	Denbury Resources, Inc.,
4,635	4.625%, 07/15/23	3,094
3,350	5.500%, 05/01/22	2,345
3,410	Devon Energy Corp., 5.000%, 06/15/45	3,164
2,257	Diamondback Energy, Inc., 7.625%, 10/01/21	2,404
3,850	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.150%, 03/15/42	3,663
	DISH DBS Corp.,
5,145	5.000%, 03/15/23	4,759
20,973	5.875%, 07/15/22	20,553
8,330	5.875%, 11/15/24	7,968
19,664	6.750%, 06/01/21	20,303
3,925	7.125%, 02/01/16	3,973
1,990	7.875%, 09/01/19	2,184
7,650	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	7,593
5,098	Dollar Tree, Inc., 5.750%, 03/01/23 (e)	5,372
1,857	Dominion Gas Holdings LLC, 4.600%, 12/15/44	1,755
17,485	Dominion Resources, Inc., VAR, 5.750%, 10/01/54	18,097
1,769	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	1,831
1,500	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20 (e)	1,493
3,419	DS Services of America, Inc., 10.000%, 09/01/21 (e)	3,923
1,668	DuPont Fabros Technology LP, 5.875%, 09/15/21	1,751
	Dynegy, Inc.,
5,138	5.875%, 06/01/23	4,804
432	6.750%, 11/01/19	431
4,585	7.375%, 11/01/22	4,597
2,135	7.625%, 11/01/24	2,140
	E*TRADE Financial Corp.,
4,424	4.625%, 09/15/23	4,568
720	5.375%, 11/15/22	770
1,011	Eagle Spinco, Inc., 4.625%, 02/15/21	984
25	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	27
13,042	Embarq Corp., 7.995%, 06/01/36	13,719
	Emdeon, Inc.,
2,680	6.000%, 02/15/21 (e)	2,630

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	63

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
935	11.000%, 12/31/19	996
491	Enable Midstream Partners LP, 5.000%, 05/15/44 (e)	346
2,550	Endo Finance LLC, 5.750%, 01/15/22 (e)	2,493
250	Endo Finance LLC/Endo Finco, Inc., 7.250%, 12/15/20 (e)	258
8,692	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	8,866
	Energy Transfer Equity LP,
6,102	5.875%, 01/15/24	5,912
1,055	7.500%, 10/15/20	1,134
	Energy Transfer Partners LP,
3,020	5.150%, 02/01/43	2,392
4,470	6.125%, 12/15/45	4,012
670	EnerSys, 5.000%, 04/30/23 (e)	680
455	EnLink Midstream Partners LP/EnLink Midstream Finance Corp., 7.125%, 06/01/22	495
435	Entegris, Inc., 6.000%, 04/01/22 (e)	448
4,625	Enterprise Products Operating LLC, 4.900%, 05/15/46	4,239
1,210	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	1,174
	EP Energy LLC/Everest Acquisition Finance, Inc.,
993	6.375%, 06/15/23	747
4,036	7.750%, 09/01/22	3,108
13,583	9.375%, 05/01/20	11,817
	Equinix, Inc.,
1,320	4.875%, 04/01/20	1,379
2,653	5.375%, 01/01/22	2,772
438	5.750%, 01/01/25	457
1,085	ESH Hospitality, Inc., 5.250%, 05/01/25 (e)	1,089
6,325	EV Energy Partners LP/EV Energy Finance Corp., 8.000%, 04/15/19	4,396
3,750	Exelon Corp., 5.100%, 06/15/45	3,860
5,835	Express Scripts Holding Co., 6.125%, 11/15/41	6,692
920	Exterran Partners LP/EXLP Finance Corp., 6.000%, 10/01/22	777
29,323	FCA U.S. LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	31,376
685	FelCor Lodging LP, 6.000%, 06/01/25	709
2,085	Ferrellgas LP/Ferrellgas Finance Corp., 6.750%, 06/15/23 (e)	1,923
1,605	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	1,689

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	First Data Corp.,
9,580	5.375%, 08/15/23 (e)	9,748
5,563	6.750%, 11/01/20 (e)	5,862
8,585	7.000%, 12/01/23 (e)	8,735
21,970	8.250%, 01/15/21 (e)	23,041
19,813	8.750%, 01/15/22 (e)	20,863
726	10.625%, 06/15/21	810
392	11.250%, 01/15/21	434
1,836	11.750%, 08/15/21	2,093
6,588	12.625%, 01/15/21	7,552
9,905	Ford Motor Co., 4.750%, 01/15/43	9,816
5,500	Ford Motor Credit Co. LLC, 5.000%, 05/15/18	5,841
	Freescale Semiconductor, Inc.,
770	5.000%, 05/15/21 (e)	795
549	6.000%, 01/15/22 (e)	585
	Fresenius Medical Care U.S. Finance II, Inc.,
860	4.125%, 10/15/20 (e)	878
515	4.750%, 10/15/24 (e)	521
3,183	5.625%, 07/31/19 (e)	3,462
3,357	5.875%, 01/31/22 (e)	3,659
400	6.500%, 09/15/18 (e)	439
1,850	Fresenius Medical Care U.S. Finance, Inc., 5.750%, 02/15/21 (e)	2,007
	Frontier Communications Corp.,
5,435	8.500%, 04/15/20	5,598
957	8.750%, 04/15/22	921
1,357	8.875%, 09/15/20 (e)	1,409
3,666	9.250%, 07/01/21	3,725
8,663	10.500%, 09/15/22 (e)	8,988
17,292	11.000%, 09/15/25 (e)	18,124
350	FTI Consulting, Inc., 6.000%, 11/15/22	371
706	FTS International, Inc., VAR, 7.837%, 06/15/20 (e)	491
72	Gannett Co., Inc., 10.000%, 04/01/16	74
825	Gardner Denver, Inc., 6.875%, 08/15/21 (e)	714
2,850	GCI, Inc., 6.750%, 06/01/21	2,950
5,100	General Cable Corp., 5.750%, 10/01/22	4,399
	General Motors Co.,
11,400	4.875%, 10/02/23	11,960
4,970	6.250%, 10/02/43	5,488
	General Motors Financial Co., Inc.,
3,796	3.250%, 05/15/18	3,842
700	3.450%, 04/10/22	684
205	4.250%, 05/15/23	208

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,050	4.750%, 08/15/17	1,091
	Genesis Energy LP/Genesis Energy Finance Corp.,
2,418	5.625%, 06/15/24	2,137
850	5.750%, 02/15/21	795
859	6.000%, 05/15/23	782
780	6.750%, 08/01/22	760
	GenOn Energy, Inc.,
1,000	7.875%, 06/15/17	928
1,000	9.500%, 10/15/18	880
3,848	9.875%, 10/15/20	3,189
	GEO Group, Inc. (The),
6,650	5.875%, 01/15/22	6,758
2,700	6.625%, 02/15/21	2,795
4,220	Gilead Sciences, Inc., 4.750%, 03/01/46	4,269
1,425	Global Partners LP / GLP Finance Corp., 7.000%, 06/15/23	1,340
490	Global Partners LP/GLP Finance Corp., 6.250%, 07/15/22	451
3,660	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	3,695
1,590	Golden Nugget Escrow, Inc., 8.500%, 12/01/21 (e)	1,646
3,326	Goodman Networks, Inc., 12.125%, 07/01/18	1,164
	Goodyear Tire & Rubber Co. (The),
3,980	6.500%, 03/01/21	4,229
5,787	7.000%, 05/15/22	6,293
4,325	8.250%, 08/15/20	4,524
3,179	8.750%, 08/15/20	3,767
1,187	Graphic Packaging International, Inc., 4.750%, 04/15/21	1,217
2,350	Gray Television, Inc., 7.500%, 10/01/20	2,453
3,425	Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	3,322
755	Griffon Corp., 5.250%, 03/01/22	742
933	Guitar Center, Inc., 6.500%, 04/15/19 (e)	874
5,649	H&E Equipment Services, Inc., 7.000%, 09/01/22	5,734
5,608	Halcon Resources Corp., 13.000%, 02/15/22 (e)	3,267
1,650	Halyard Health, Inc., 6.250%, 10/15/22	1,687
2,100	Hanesbrands, Inc., 6.375%, 12/15/20	2,176
2,870	Hardwoods Acquisition, Inc., 7.500%, 08/01/21 (e)	2,640
	Harland Clarke Holdings Corp.,
1,340	9.250%, 03/01/21 (e)	1,139

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
990	9.750%, 08/01/18 (e)	1,012
2,080	Harris Corp., 5.054%, 04/27/45	2,038
650	Hartford Financial Services Group, Inc. (The), VAR, 8.125%, 06/15/38	722
1,670	HCA Holdings, Inc., 6.250%, 02/15/21	1,824
	HCA, Inc.,
2,318	3.750%, 03/15/19	2,359
1,410	4.250%, 10/15/19	1,452
1,379	4.750%, 05/01/23	1,414
1,976	5.000%, 03/15/24	2,035
1,575	5.250%, 04/15/25	1,630
27,696	5.375%, 02/01/25	28,423
2,480	5.875%, 03/15/22	2,728
2,015	Series 1, 5.875%, 05/01/23	2,136
15,576	6.500%, 02/15/20	17,426
28,928	7.500%, 02/15/22	33,267
1,400	8.000%, 10/01/18	1,587
	HD Supply, Inc.,
12,920	5.250%, 12/15/21 (e)	13,566
1,652	7.500%, 07/15/20	1,759
1,425	Headwaters, Inc., 7.250%, 01/15/19	1,475
	HealthSouth Corp.,
2,571	5.750%, 11/01/24 (e)	2,571
2,500	5.750%, 09/15/25 (e)	2,489
2,327	7.750%, 09/15/22	2,420
4,296	Hecla Mining Co., 6.875%, 05/01/21	3,652
	Hertz Corp. (The),
5,551	5.875%, 10/15/20	5,745
3,150	6.250%, 10/15/22	3,245
10,317	7.375%, 01/15/21	10,736
1,000	7.500%, 10/15/18	1,022
	Hexion, Inc.,
18,979	6.625%, 04/15/20	16,084
1,600	8.875%, 02/01/18	1,224
985	10.000%, 04/15/20	936
	Hiland Partners LP/Hiland Partners Finance Corp.,
448	5.500%, 05/15/22 (e)	436
921	7.250%, 10/01/20 (e)	963
	Hilcorp Energy I LP/Hilcorp Finance Co.,
1,234	5.000%, 12/01/24 (e)	1,117
4,222	5.750%, 10/01/25 (e)	3,905
2,393	7.625%, 04/15/21 (e)	2,435
1,295	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	1,321

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	65

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
3,900	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/21	4,082
500	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	498
2,100	Hologic, Inc., 5.250%, 07/15/22 (e)	2,192
1,800	Hughes Satellite Systems Corp., 6.500%, 06/15/19	1,981
	Huntsman International LLC,
5,250	4.875%, 11/15/20	4,938
5,305	5.125%, 11/15/22 (e)	4,934
5,805	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	5,936
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
2,470	4.875%, 03/15/19	2,526
2,684	5.875%, 02/01/22	2,765
1,011	Igloo Holdings Corp., 8.250% (Cash), 12/15/17 (e) (v)	1,016
	iHeartCommunications, Inc.,
2,588	9.000%, 12/15/19	2,190
3,292	9.000%, 03/01/21	2,708
1,745	IHS, Inc., 5.000%, 11/01/22	1,762
6,778	ILFC E-Capital Trust I, VAR, 4.570%, 12/21/65 (e)	6,253
2,793	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	2,625
7,311	IMS Health, Inc., 6.000%, 11/01/20 (e)	7,567
8,192	Infor Software Parent LLC/Infor Software Parent, Inc.,7.125% (Cash), 05/01/21 (e) (v)	7,091
	Infor U.S., Inc.,
1,248	5.750%, 08/15/20 (e)	1,273
11,052	6.500%, 05/15/22 (e)	10,472
1,675	Ingles Markets, Inc., 5.750%, 06/15/23	1,709
4,780	Intel Corp., 4.900%, 07/29/45	4,971
	International Lease Finance Corp.,
1,602	4.625%, 04/15/21	1,658
1,480	5.875%, 04/01/19	1,588
5,920	6.250%, 05/15/19	6,438
2,575	8.250%, 12/15/20	3,077
4,800	8.625%, 01/15/22	5,904
14,485	8.750%, 03/15/17	15,626
1,390	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	1,439
3,980	inVentiv Health, Inc., 9.000%, 01/15/18 (e)	4,109
	Iron Mountain, Inc.,

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,530	5.750%, 08/15/24	1,538
3,388	6.000%, 10/01/20 (e)	3,591
	Isle of Capri Casinos, Inc.,
4,578	5.875%, 03/15/21	4,818
588	8.875%, 06/15/20	632
3,374	Italics Merger Sub, Inc., 7.125%, 07/15/23 (e)	3,347
449	J.C. Penney Corp., Inc., 8.125%, 10/01/19	447
325	J.M. Huber Corp., 9.875%, 11/01/19 (e)	341
2,310	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/23 (e)	2,313
	Jarden Corp.,
1,000	6.125%, 11/15/22	1,034
1,425	7.500%, 05/01/17	1,535
1,007	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	1,065
	JBS USA LLC/JBS USA Finance, Inc.,
4,689	5.750%, 06/15/25 (e)	4,536
4,448	5.875%, 07/15/24 (e)	4,383
9,834	7.250%, 06/01/21 (e)	10,273
2,701	8.250%, 02/01/20 (e)	2,826
1,960	Jo-Ann Stores LLC, 8.125%, 03/15/19 (e)	1,788
975	Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.750%, 04/01/22	782
775	Joseph T Ryerson & Son, Inc., 9.000%, 10/15/17	676
3,020	Jurassic Holdings III, Inc., 6.875%, 02/15/21 (e)	2,174
1,500	Kaiser Aluminum Corp., 8.250%, 06/01/20	1,601
606	Kennedy-Wilson, Inc., 5.875%, 04/01/24	601
	Kinder Morgan, Inc.,
726	5.000%, 02/15/21 (e)	735
6,020	5.050%, 02/15/46	4,771
726	5.625%, 11/15/23 (e)	706
2,500	7.250%, 06/01/18	2,733
	Kindred Healthcare, Inc.,
3,450	8.000%, 01/15/20	3,571
2,850	8.750%, 01/15/23	2,971
11,765	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	12,423
4,900	KLX, Inc., 5.875%, 12/01/22 (e)	5,001
2,065	Kohl’s Corp., 5.550%, 07/17/45	1,994
	Kraft Heinz Foods Co.,
897	4.875%, 02/15/25 (e)	964
11,082	5.200%, 07/15/45 (e)	11,749

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
574	Kratos Defense & Security Solutions, Inc., 7.000%, 05/15/19	456
2,930	Kroger Co. (The), 5.150%, 08/01/43	3,102
	L Brands, Inc.,
1,335	5.625%, 02/15/22	1,448
1,100	5.625%, 10/15/23	1,202
6,925	6.625%, 04/01/21	7,842
1,000	7.000%, 05/01/20	1,146
1,000	Lamar Media Corp., 5.000%, 05/01/23	1,027
1,650	Landry’s, Inc., 9.375%, 05/01/20 (e)	1,770
2,900	Laredo Petroleum, Inc., 7.375%, 05/01/22	2,864
3,400	Lear Corp., 5.250%, 01/15/25	3,468
	Lennar Corp.,
950	4.500%, 06/15/19	986
690	4.500%, 11/15/19	714
2,380	4.750%, 05/30/25	2,356
704	4.875%, 12/15/23	702
555	6.950%, 06/01/18	604
555	Series B, 12.250%, 06/01/17	636
3,856	Level 3 Communications, Inc., 5.750%, 12/01/22	3,952
	Level 3 Financing, Inc.,
8,401	5.125%, 05/01/23 (e)	8,495
1,575	5.375%, 01/15/24 (e)	1,595
8,139	5.375%, 05/01/25 (e)	8,159
401	5.625%, 02/01/23	412
1,619	6.125%, 01/15/21	1,706
1,480	7.000%, 06/01/20	1,569
1,450	8.625%, 07/15/20	1,532
1,680	Levi Strauss & Co., 5.000%, 05/01/25	1,701
870	Liberty Interactive LLC, 8.250%, 02/01/30	896
2,093	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	2,454
	LifePoint Health, Inc.,
1,335	5.500%, 12/01/21	1,355
200	6.625%, 10/01/20	207
	LIN Television Corp.,
1,780	5.875%, 11/15/22 (e)	1,793
2,230	6.375%, 01/15/21	2,325
	Linn Energy LLC/Linn Energy Finance Corp.,
6,550	6.250%, 11/01/19	1,539
1,290	6.500%, 09/15/21	284
5,850	7.750%, 02/01/21	1,346
	Live Nation Entertainment, Inc.,
1,365	5.375%, 06/15/22 (e)	1,392

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,018	7.000%, 09/01/20 (e)	1,079
300	Louisiana-Pacific Corp., 7.500%, 06/01/20	315
1,143	M/I Homes, Inc., 8.625%, 11/15/18	1,167
3,805	Magnachip Semiconductor Corp., 6.625%, 07/15/21	2,949
2,995	Manitowoc Co., Inc. (The), 8.500%, 11/01/20	3,119
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
585	4.500%, 07/15/23	548
9,039	4.875%, 12/01/24	8,531
9,543	4.875%, 06/01/25	8,923
5,200	5.500%, 02/15/23	5,122
1,237	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21	1,166
	Masco Corp.,
1,800	4.450%, 04/01/25	1,805
261	5.950%, 03/15/22	289
56	7.125%, 03/15/20	65
4,851	MasTec, Inc., 4.875%, 03/15/23	4,063
3,775	McKesson Corp., 4.883%, 03/15/44	3,829
1,783	Memorial Resource Development Corp., 5.875%, 07/01/22	1,680
	Meritage Homes Corp.,
1,175	7.000%, 04/01/22	1,286
420	7.150%, 04/15/20	458
12,815	MetLife, Inc., 6.400%, 12/15/36	14,053
	MGM Resorts International,
4,725	5.250%, 03/31/20	4,820
11,280	6.000%, 03/15/23	11,449
4,745	6.625%, 12/15/21	5,065
3,625	6.750%, 10/01/20	3,861
4,120	7.625%, 01/15/17	4,382
22,204	7.750%, 03/15/22	24,646
10	8.625%, 02/01/19	11
500	11.375%, 03/01/18	589
	Micron Technology, Inc.,
1,886	5.250%, 08/01/23 (e)	1,843
5,968	5.250%, 01/15/24 (e)	5,714
689	5.500%, 02/01/25	656
847	Series G, 5.625%, 01/15/26 (e)	796
3,772	5.875%, 02/15/22	3,838
11,180	Microsoft Corp., 4.750%, 11/03/55	11,221
2,910	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	2,983

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	67

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Momentive Performance Materials, Inc.,
1,350	3.880%, 10/24/21	1,080
1,350	8.875%, 10/15/20 (d)	—	(h)
	Motors Liquidation Co.,
10	6.750%, 05/01/28 (d)	—	(h)
11	7.750%, 03/15/36 (d)	—	(h)
115	8.375%, 07/15/33 (d)	—	(h)
3,736	MPG Holdco I, Inc., 7.375%, 10/15/22	3,969
6,690	MPH Acquisition Holdings LLC, 6.625%, 04/01/22 (e)	6,824
778	MPT Operating Partnership LP/MPT Finance Corp., 6.375%, 02/15/22	813
1,660	MSCI, Inc., 5.250%, 11/15/24 (e)	1,747
182	Murphy Oil USA, Inc., 6.000%, 08/15/23	192
778	Mustang Merger Corp., 8.500%, 08/15/21 (e)	816
1,345	National Financial Partners Corp., 9.000%, 07/15/21 (e)	1,318
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
272	6.500%, 07/01/21	249
259	6.500%, 06/01/22	233
2,274	7.875%, 10/01/20	2,240
421	9.625%, 05/01/19	433
741	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	710
	Navios Maritime Holdings, Inc./Navios Maritime Finance II U.S., Inc.,
3,680	7.375%, 01/15/22 (e)	2,893
275	8.125%, 02/15/19	201
2,135	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 7.250%, 05/01/22 (e)	1,796
1,665	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	1,765
	NCR Corp.,
686	5.000%, 07/15/22	674
903	6.375%, 12/15/23	930
55	Nebraska Book Holdings, Inc., 15.000%, 06/30/16 (e)	54
	Neiman Marcus Group Ltd. LLC,
4,937	8.000%, 10/15/21 (e)	5,128
3,225	(Cash), 8.750%, 10/15/21 (e) (v)	3,350
	Neptune Finco Corp.,
541	6.625%, 10/15/25 (e)	569
3,150	10.125%, 01/15/23 (e)	3,331

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
900	10.875%, 10/15/25 (e)	961
	Netflix, Inc.,
1,164	5.375%, 02/01/21	1,229
700	5.500%, 02/15/22 (e)	739
1,545	5.750%, 03/01/24	1,636
700	5.875%, 02/15/25 (e)	740
747	Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 5.875%, 03/15/22 (e)	781
	New Albertsons, Inc.,
675	6.625%, 06/01/28	601
484	7.450%, 08/01/29	472
291	7.750%, 06/15/26	287
893	8.000%, 05/01/31	879
2,042	8.700%, 05/01/30	2,093
	Newfield Exploration Co.,
1,000	5.375%, 01/01/26	950
1,204	5.625%, 07/01/24	1,192
2,100	5.750%, 01/30/22	2,131
	Nexstar Broadcasting, Inc.,
4,380	6.125%, 02/15/22 (e)	4,380
6,383	6.875%, 11/15/20	6,598
	NGL Energy Partners LP/NGL Energy Finance Corp.,
445	5.125%, 07/15/19	413
750	6.875%, 10/15/21	716
11,594	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	11,782
	Noble Energy, Inc.,
2,060	5.050%, 11/15/44	1,885
745	5.250%, 11/15/43	686
2,180	5.625%, 05/01/21	2,211
2,644	5.875%, 06/01/22	2,663
1,471	5.875%, 06/01/24	1,477
2,899	Northwest Airlines 2007-1 Class A Pass-Through Trust, Series 07-1, 7.027%, 11/01/19	3,250
	NRG Energy, Inc.,
600	6.250%, 07/15/22	552
1,275	6.250%, 05/01/24	1,141
3,766	6.625%, 03/15/23	3,502
5,245	7.625%, 01/15/18	5,494
2,236	7.875%, 05/15/21	2,225
1,000	8.250%, 09/01/20	1,025
1,000	NRG Yield Operating LLC, 5.375%, 08/15/24	915

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,517	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	2,567
1,657	Nucor Corp., 5.200%, 08/01/43	1,686
1,010	NWH Escrow Corp., 7.500%, 08/01/21 (e)	904
1,100	Oasis Petroleum, Inc., 6.875%, 03/15/22	938
790	Olin Corp., 5.500%, 08/15/22	739
3,600	ONEOK Partners LP, 6.200%, 09/15/43	3,060
1,135	Oracle Corp., 4.375%, 05/15/55	1,064
	Orbital ATK, Inc.,
672	5.250%, 10/01/21	687
870	5.500%, 10/01/23 (e)	909
	Oshkosh Corp.,
2,475	5.375%, 03/01/22	2,531
3,109	5.375%, 03/01/25	3,124
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
748	5.250%, 02/15/22	769
3,380	5.625%, 02/15/24	3,517
650	5.875%, 03/15/25	674
	Owens-Brockway Glass Container, Inc.,
810	5.000%, 01/15/22 (e)	826
545	5.375%, 01/15/25 (e)	548
584	5.875%, 08/15/23 (e)	620
1,084	6.375%, 08/15/25 (e)	1,154
	Parker Drilling Co.,
755	6.750%, 07/15/22	581
660	7.500%, 08/01/20	548
2,540	Party City Holdings, Inc., 6.125%, 08/15/23 (e)	2,616
879	PBF Logistics LP/PBF Logistics Finance Corp., 6.875%, 05/15/23 (e)	817
	Peabody Energy Corp.,
5,771	6.250%, 11/15/21	765
3,650	10.000%, 03/15/22 (e)	985
	Penn Virginia Corp.,
500	7.250%, 04/15/19	137
1,100	8.500%, 05/01/20	319
4,450	Petco Animal Supplies, Inc., 9.250%, 12/01/18 (e)	4,578
151	Pfizer, Inc., 5.200%, 08/12/20	170
1,623	PHI, Inc., 5.250%, 03/15/19	1,436
3,880	Phillips 66, 4.875%, 11/15/44	3,857
2,096	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	2,143
408	Pioneer Energy Services Corp., 6.125%, 03/15/22	235

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	Pioneer Natural Resources Co.,
425	6.875%, 05/01/18	463
231	7.500%, 01/15/20	264
1,232	Pittsburgh Glass Works LLC, 8.000%, 11/15/18 (e)	1,283
	Plains All American Pipeline LP/PAA Finance Corp.,
1,560	4.700%, 06/15/44	1,343
1,490	4.900%, 02/15/45	1,324
4,972	Plantronics, Inc., 5.500%, 05/31/23 (e)	5,059
1,241	Platform Specialty Products Corp., 6.500%, 02/01/22 (e)	1,055
	PolyOne Corp.,
2,568	5.250%, 03/15/23	2,575
2,648	7.375%, 09/15/20	2,760
	Post Holdings, Inc.,
2,200	6.000%, 12/15/22 (e)	2,211
5,411	6.750%, 12/01/21 (e)	5,600
18,250	7.375%, 02/15/22	19,228
2,009	7.750%, 03/15/24 (e)	2,140
350	8.000%, 07/15/25 (e)	380
9,206	PPL Capital Funding, Inc., Series A, VAR, 6.700%, 03/30/67	7,779
	Prestige Brands, Inc.,
1,725	5.375%, 12/15/21 (e)	1,725
136	8.125%, 02/01/20	142
1,030	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	865
	Prudential Financial, Inc.,
7,920	VAR, 5.200%, 03/15/44	7,861
23,245	VAR, 5.625%, 06/15/43	24,326
20,685	VAR, 5.875%, 09/15/42	21,926
	QEP Resources, Inc.,
2,269	5.250%, 05/01/23	2,014
3,625	5.375%, 10/01/22	3,262
1,871	6.875%, 03/01/21	1,815
1,000	Quad/Graphics, Inc., 7.000%, 05/01/22	910
6,656	QUALCOMM, Inc., 4.800%, 05/20/45	5,757
3,262	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	3,238
1,255	Quintiles Transnational Corp., 4.875%, 05/15/23 (e)	1,290
	Qwest Capital Funding, Inc.,
239	6.875%, 07/15/28	207
2,527	7.750%, 02/15/31	2,370
375	Qwest Corp., 7.250%, 09/15/25	403

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	69

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	R.R. Donnelley & Sons Co.,
765	7.000%, 02/15/22	752
465	7.875%, 03/15/21	485
1,016	Radio Systems Corp., 8.375%, 11/01/19 (e)	1,078
	Rain CII Carbon LLC/CII Carbon Corp.,
1,770	8.000%, 12/01/18 (e)	1,541
1,731	8.250%, 01/15/21 (e)	1,445
	Range Resources Corp.,
4,250	4.875%, 05/15/25 (e)	3,804
569	5.000%, 08/15/22	506
3,029	5.000%, 03/15/23	2,688
1,354	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	1,423
120	Real Mex Restaurants, Inc., 7.000%, 03/21/16	99
4,015	Realogy Group LLC, 7.625%, 01/15/20 (e)	4,221
1,500	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.250%, 12/01/21 (e)	1,556
	Regal Entertainment Group,
5,484	5.750%, 03/15/22	5,662
1,200	5.750%, 06/15/23	1,200
315	5.750%, 02/01/25	310
	Regency Energy Partners LP/Regency Energy Finance Corp.,
292	4.500%, 11/01/23	268
696	5.000%, 10/01/22	676
5,245	5.500%, 04/15/23	5,087
1,043	5.875%, 03/01/22	1,071
1,145	6.500%, 07/15/21	1,185
4,730	Reliance Holding USA, Inc., Reg. S, 5.400%, 02/14/22	5,188
600	Revlon Consumer Products Corp., 5.750%, 02/15/21	607
12,000	Reynolds American, Inc., 5.850%, 08/15/45	13,312
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
10,735	5.750%, 10/15/20	11,164
4,750	6.875%, 02/15/21	4,964
2,630	7.125%, 04/15/19	2,678
1,950	8.250%, 02/15/21	2,025
12,175	9.000%, 04/15/19	12,449
7,121	9.875%, 08/15/19	7,495
3,313	RHP Hotel Properties LP / RHP Finance Corp., 5.000%, 04/15/23	3,421
3,460	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/21	3,512

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,125	Rice Energy, Inc., 7.250%, 05/01/23 (e)	1,041
	Rite Aid Corp.,
12,172	6.125%, 04/01/23 (e)	13,115
910	6.750%, 06/15/21	977
1,600	9.250%, 03/15/20	1,718
5,500	Riverbed Technology, Inc., 8.875%, 03/01/23 (e)	5,115
583	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	606
3,500	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	3,544
	Rose Rock Midstream LP/Rose Rock Finance Corp.,
656	5.625%, 07/15/22	557
1,070	5.625%, 11/15/23 (e)	910
554	RSP Permian, Inc., 6.625%, 10/01/22	548
182	Sabine Oil & Gas Corp., 9.750%, 02/15/17 (d)	16
	Sabine Pass Liquefaction LLC,
11,944	5.625%, 04/15/23	11,623
1,453	5.625%, 03/01/25 (e)	1,393
3,337	5.625%, 02/01/21	3,312
975	5.750%, 05/15/24	941
3,513	6.250%, 03/15/22	3,487
5,527	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	5,610
	Sally Holdings LLC/Sally Capital, Inc.,
500	5.500%, 11/01/23	515
5,495	5.750%, 06/01/22	5,797
1,500	6.875%, 11/15/19	1,553
3,100	Sanchez Energy Corp., 6.125%, 01/15/23	2,247
	SandRidge Energy, Inc.,
2,960	7.500%, 03/15/21	710
740	8.125%, 10/15/22	174
2,791	SBA Communications Corp., 4.875%, 07/15/22	2,854
3,246	SBA Telecommunications, Inc., 5.750%, 07/15/20	3,388
	Scientific Games International, Inc.,
665	7.000%, 01/01/22 (e)	668
5,535	10.000%, 12/01/22	4,899
2,633	Scotts Miracle-Gro Co. (The), 6.000%, 10/15/23 (e)	2,771
	Sealed Air Corp.,
1,400	4.875%, 12/01/22 (e)	1,439
1,750	5.125%, 12/01/24 (e)	1,798

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
1,233	5.250%, 04/01/23 (e)	1,288
600	6.500%, 12/01/20 (e)	671
562	SemGroup Corp., 7.500%, 06/15/21	534
3,575	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	3,566
15,492	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	16,422
	Service Corp. International,
3,041	5.375%, 01/15/22	3,208
6,535	5.375%, 05/15/24	6,968
2,735	7.500%, 04/01/27	3,200
700	7.625%, 10/01/18	792
1,240	8.000%, 11/15/21	1,477
850	SESI LLC, 7.125%, 12/15/21	826
408	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/19 (e)	432
2,748	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	2,885
910	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 05/01/22 (e)	853
	Sinclair Television Group, Inc.,
7,729	5.375%, 04/01/21	7,748
3,240	5.625%, 08/01/24 (e)	3,175
4,230	6.125%, 10/01/22	4,347
	Sirius XM Radio, Inc.,
1,238	4.625%, 05/15/23 (e)	1,222
6,255	5.375%, 04/15/25 (e)	6,404
4,340	5.750%, 08/01/21 (e)	4,557
1,280	5.875%, 10/01/20 (e)	1,361
7,895	6.000%, 07/15/24 (e)	8,335
2,230	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	2,314
	SM Energy Co.,
1,760	5.000%, 01/15/24	1,580
1,354	5.625%, 06/01/25	1,232
3,617	6.500%, 11/15/21	3,563
2,600	6.500%, 01/01/23	2,562
	Smithfield Foods, Inc.,
2,625	5.250%, 08/01/18 (e)	2,664
5,530	5.875%, 08/01/21 (e)	5,807
4,075	6.625%, 08/15/22	4,360
4,950	Southern Copper Corp., 5.875%, 04/23/45	4,300
	Southern Power Co.,
1,380	5.150%, 09/15/41	1,328

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,534	5.250%, 07/15/43	1,540
	Spectrum Brands, Inc.,
5,538	5.750%, 07/15/25 (e)	5,905
2,159	6.125%, 12/15/24 (e)	2,326
2,200	6.375%, 11/15/20	2,349
4,135	6.625%, 11/15/22	4,517
1,075	Speedway Motorsports, Inc., 5.125%, 02/01/23	1,080
	Sprint Capital Corp.,
3,886	6.875%, 11/15/28	3,225
1,336	6.900%, 05/01/19	1,283
21,490	8.750%, 03/15/32	19,341
	Sprint Communications, Inc.,
1,626	6.000%, 12/01/16	1,644
2,727	6.000%, 11/15/22	2,330
8,626	7.000%, 03/01/20 (e)	9,058
6,825	7.000%, 08/15/20	6,330
15,195	9.000%, 11/15/18 (e)	16,705
734	9.125%, 03/01/17	764
305	11.500%, 11/15/21	320
	Sprint Corp.,
1,188	7.125%, 06/15/24	1,043
15,698	7.250%, 09/15/21	14,423
10,503	7.625%, 02/15/25	9,321
30,106	7.875%, 09/15/23	27,848
1,560	SS&C Technologies Holdings, Inc., 5.875%, 07/15/23 (e)	1,638
1,700	Station Casinos LLC, 7.500%, 03/01/21	1,815
	Steel Dynamics, Inc.,
1,125	5.125%, 10/01/21	1,117
1,800	5.250%, 04/15/23	1,750
980	5.500%, 10/01/24	968
1,935	6.375%, 08/15/22	1,988
1,520	Sterigenics-Nordion Holdings LLC, 6.500%, 05/15/23 (e)	1,529
1,623	Stone Energy Corp., 7.500%, 11/15/22	1,047
	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
650	5.500%, 06/01/24	630
114	7.375%, 08/01/21	120
1,765	Summit Materials LLC / Summit Materials Finance Corp., 6.125%, 07/15/23	1,756
510	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.500%, 08/15/22	444

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	71

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
391	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.500%, 07/01/21	379
	SunGard Data Systems, Inc.,
994	6.625%, 11/01/19	1,029
1,349	7.375%, 11/15/18	1,381
2,962	7.625%, 11/15/20	3,088
	Sunoco Logistics Partners Operations LP,
1,160	5.300%, 04/01/44	919
3,055	5.350%, 05/15/45	2,442
	Sunoco LP/Sunoco Finance Corp.,
1,638	5.500%, 08/01/20 (e)	1,679
2,320	6.375%, 04/01/23 (e)	2,337
6,285	SUPERVALU, Inc., 7.750%, 11/15/22	6,183
	Talen Energy Supply LLC,
878	4.625%, 07/15/19 (e)	803
2,351	6.500%, 06/01/25 (e)	2,087
1,005	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	485
2,750	Targa Resources Partners LP /Targa Resources Partners Finance Corp., 6.750%, 03/15/24 (e)	2,705
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
1,222	5.000%, 01/15/18 (e)	1,204
850	5.250%, 05/01/23	790
1,500	6.375%, 08/01/22	1,455
655	6.875%, 02/01/21	658
185	Taylor Morrison Communities, Inc. / Monarch Communities Inc, 5.625%, 03/01/24 (e)	182
1,675	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875%, 04/15/23 (e)	1,696
	TEGNA, Inc.,
1,415	4.875%, 09/15/21 (e)	1,401
384	5.125%, 07/15/20	400
2,010	5.500%, 09/15/24 (e)	2,040
5,155	6.375%, 10/15/23	5,568
875	Teleflex, Inc., 5.250%, 06/15/24	895
	Tempur Sealy International, Inc.,
2,485	5.625%, 10/15/23 (e)	2,603
4,425	6.875%, 12/15/20	4,735
	Tenet Healthcare Corp.,
785	4.375%, 10/01/21	783
2,321	4.500%, 04/01/21	2,321
13,750	4.750%, 06/01/20	13,956
1,134	5.000%, 03/01/19	1,109

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,995	5.500%, 03/01/19	2,950
4,629	6.000%, 10/01/20	4,999
510	6.250%, 11/01/18	543
6,790	6.750%, 02/01/20	6,884
5,495	6.750%, 06/15/23	5,454
10,318	8.000%, 08/01/20	10,679
15,150	8.125%, 04/01/22	16,021
1,022	Tenneco, Inc., 5.375%, 12/15/24	1,058
	Terex Corp.,
9,085	6.000%, 05/15/21	8,996
2,200	6.500%, 04/01/20	2,216
1,402	Terraform Global Operating LLC, 9.750%, 08/15/22 (e)	1,255
	TerraForm Power Operating LLC,
2,902	5.875%, 02/01/23 (e)	2,677
3,984	6.125%, 06/15/25 (e)	3,586
480	Tesoro Corp., 5.125%, 04/01/24	485
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
893	5.500%, 10/15/19 (e)	924
5,079	5.875%, 10/01/20	5,282
4,975	6.125%, 10/15/21	5,174
3,557	6.250%, 10/15/22 (e)	3,700
1,929	Time Warner Cable, Inc., 7.300%, 07/01/38	2,090
8,385	Time Warner, Inc., 4.850%, 07/15/45	8,332
	T-Mobile USA, Inc.,
595	5.250%, 09/01/18	608
930	6.000%, 03/01/23	927
1,715	6.125%, 01/15/22	1,745
1,296	6.250%, 04/01/21	1,338
2,355	6.375%, 03/01/25	2,361
1,360	6.500%, 01/15/24	1,381
1,571	6.625%, 11/15/20	1,618
4,187	6.625%, 04/01/23	4,277
13,194	6.633%, 04/28/21	13,656
14,260	6.731%, 04/28/22	14,724
4,532	6.836%, 04/28/23	4,679
1,145	Toll Brothers Finance Corp., 4.875%, 11/15/25	1,144
1,750	Tops Holding LLC/Tops Markets II Corp., 8.000%, 06/15/22 (e)	1,811
	TransDigm, Inc.,
1,000	5.500%, 10/15/20	1,002
2,811	6.000%, 07/15/22	2,839
1,800	6.500%, 07/15/24	1,832

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,560	Tribune Media Co., 5.875%, 07/15/22 (e)	2,630
	Triumph Group, Inc.,
1,595	4.875%, 04/01/21	1,424
1,686	5.250%, 06/01/22	1,515
	Tronox Finance LLC,
158	6.375%, 08/15/20	113
3,760	7.500%, 03/15/22 (e)	2,660
3,340	Tutor Perini Corp., 7.625%, 11/01/18	3,407
3,268	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	3,342
1,240	U.S. Concrete, Inc., 8.500%, 12/01/18	1,286
587	UAL 2007-1 Pass-Through Trust, Series 071A, 6.636%, 07/02/22	622
2,100	UCI International, Inc., 8.625%, 02/15/19	1,491
2,133	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	2,058
4,880	Unit Corp., 6.625%, 05/15/21	3,904
	United Rentals North America, Inc.,
1,498	4.625%, 07/15/23	1,505
2,596	5.500%, 07/15/25	2,589
2,105	5.750%, 11/15/24	2,137
5,478	6.125%, 06/15/23	5,716
1,435	7.375%, 05/15/20	1,523
9,777	7.625%, 04/15/22	10,609
3,115	8.250%, 02/01/21	3,278
2,915	Univar USA, Inc., 6.750%, 07/15/23 (e)	2,886
	Universal Health Services, Inc.,
288	3.750%, 08/01/19 (e)	292
420	4.750%, 08/01/22 (e)	429
	Univision Communications, Inc.,
5,175	5.125%, 05/15/23 (e)	5,123
5,830	5.125%, 02/15/25 (e)	5,728
3,253	6.750%, 09/15/22 (e)	3,436
750	8.500%, 05/15/21 (e)	784
	USG Corp.,
836	5.500%, 03/01/25 (e)	860
37	7.875%, 03/30/20 (e)	39
2,716	USI, Inc., 7.750%, 01/15/21 (e)	2,716
418	VeriSign, Inc., 5.250%, 04/01/25	426
	Verizon Communications, Inc.,
3,395	4.522%, 09/15/48	3,050
11,945	4.862%, 08/21/46	11,435
1,130	Viacom, Inc., 4.375%, 03/15/43	855
13,110	Voya Financial, Inc., VAR, 5.650%, 05/15/53	13,274
	Vulcan Materials Co.,
2,515	4.500%, 04/01/25	2,571

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
5,080	7.500%, 06/15/21	6,020
1,567	W&T Offshore, Inc., 8.500%, 06/15/19	705
	W.R. Grace & Co.-Conn,
938	5.125%, 10/01/21 (e)	976
312	5.625%, 10/01/24 (e)	322
9,315	Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	8,628
1,740	WCI Communities, Inc., 6.875%, 08/15/21	1,827
433	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	448
2,316	West Corp., 5.375%, 07/15/22 (e)	2,206
1,071	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	1,092
353	Western Refining, Inc., 6.250%, 04/01/21	351
	Whiting Petroleum Corp.,
2,601	5.000%, 03/15/19	2,471
7,600	5.750%, 03/15/21	7,059
1,725	6.250%, 04/01/23	1,604
3,720	Williams Partners LP, 5.100%, 09/15/45	2,862
	Williams Partners LP/ACMP Finance Corp.,
6,415	4.875%, 05/15/23	5,790
7,443	6.125%, 07/15/22	7,619
	Windstream Services LLC,
2,520	6.375%, 08/01/23	1,997
2,364	7.500%, 06/01/22	1,965
7,726	7.500%, 04/01/23	6,451
3,000	7.750%, 10/15/20	2,700
20,872	7.750%, 10/01/21	17,950
1,360	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	1,285
	WMG Acquisition Corp.,
2,500	5.625%, 04/15/22 (e)	2,475
4,110	6.000%, 01/15/21 (e)	4,233
3,408	6.750%, 04/15/22 (e)	3,155
700	Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.750%, 12/15/21 (e)	651
	WPX Energy, Inc.,
2,158	5.250%, 09/15/24	1,791
5,930	6.000%, 01/15/22	5,219
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
1,305	5.375%, 03/15/22	1,292
10,820	5.500%, 03/01/25 (e)	10,155
900	Yum! Brands, Inc., 3.750%, 11/01/21	848
	Zayo Group LLC/Zayo Capital, Inc.,
12,500	6.000%, 04/01/23 (e)	12,744
1,014	10.125%, 07/01/20	1,105

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	73

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
11,185	Zebra Technologies Corp., 7.250%, 10/15/22	12,206
	ZF North America Capital, Inc.,
2,586	4.000%, 04/29/20 (e)	2,612
8,605	4.500%, 04/29/22 (e)	8,664
4,828	4.750%, 04/29/25 (e)	4,737

		3,243,433

	Venezuela — 0.1%
	Petroleos de Venezuela S.A.,
19,330	Reg. S, 5.375%, 04/12/27	6,669
500	Reg. S, 6.000%, 11/15/26	175
25,836	Petróleos de Venezuela S.A., 6.000%, 11/15/26	9,037

		15,881

	Total Corporate Bonds (Cost $4,261,008)	4,097,993

Foreign Government Securities — 4.4%
	Angola — 0.0% (g)
1,700	Republic of Angola Via Northern Lights III BV, Reg. S, 7.000%, 08/16/19	1,657

	Argentina — 0.1%
	Provincia de Buenos Aires,
2,332	Reg. S, 9.625%, 04/18/28	2,361
2,300	Reg. S, 9.950%, 06/09/21	2,369
5,399	Reg. S, 10.875%, 01/26/21	5,426

		10,156

	Aruba — 0.0% (g)
3,640	Government of Aruba, 4.625%, 09/14/23 (e)	3,622

	Bahrain — 0.0% (g)
3,510	Kingdom of Bahrain, 6.000%, 09/19/44 (e)	2,908

	Belarus — 0.0% (g)
4,800	Republic of Belarus, 8.950%, 01/26/18	4,950

	Brazil — 0.2%
10,805	Citigroup, Inc., CLN, Reg. S, 0.000%, 01/03/17 (linked to Federative Republic of Brazil, 0.000%, 01/01/17; credit rating BBB)	4,505
	Federative Republic of Brazil,
5,740	4.250%, 01/07/25	5,100
5,650	4.875%, 01/22/21	5,558
7,912	5.000%, 01/27/45	6,003
3,520	7.125%, 01/20/37	3,419

		24,585

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Costa Rica — 0.1%
1,370	Instituto Costarricense de Electricidad, Reg. S, 6.950%, 11/10/21	1,401
	Republic of Costa Rica,
2,220	7.000%, 04/04/44 (e)	1,995
3,370	7.158%, 03/12/45 (e)	3,054
9,090	Reg. S, 9.995%, 08/01/20	11,056

		17,506

	Croatia — 0.1%
	Republic of Croatia,
5,990	Reg. S, 6.000%, 01/26/24	6,349
4,690	Reg. S, 6.750%, 11/05/19	5,095

		11,444

	Dominican Republic — 0.2%
	Government of Dominican Republic,
2,500	6.850%, 01/27/45	2,475
4,255	7.450%, 04/30/44 (e)	4,489
8,215	9.040%, 01/23/18 (e)	8,749
8,640	Reg. S, 7.500%, 05/06/21	9,428

		25,141

	Ecuador — 0.0% (g)
2,800	Republic of Ecuador, 10.500%, 03/24/20 (e)	2,313

	El Salvador — 0.1%
	Republic of El Salvador,
9,190	Reg. S, 7.750%, 01/24/23	9,305

	Ethiopia — 0.0% (g)
2,900	Federal Democratic Republic of Ethiopia, 6.625%, 12/11/24 (e)	2,693

	Ghana — 0.1%
7,950	Republic of Ghana, 10.750%, 10/14/30 (e)	8,387

	Honduras — 0.1%
	Republic of Honduras,
7,180	Reg. S, 8.750%, 12/16/20	8,015

	Hungary — 0.4%
	Republic of Hungary,
15,080	5.375%, 03/25/24	16,658
7,390	5.750%, 11/22/23	8,330
4,914	6.375%, 03/29/21	5,651
12,552	7.625%, 03/29/41	17,118

		47,757

	Indonesia — 0.2%
	Republic of Indonesia,
8,250	5.875%, 01/15/24 (e)	9,065
5,700	6.750%, 01/15/44 (e)	6,412

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — continued
		Indonesia — continued
	12,552	Reg. S, 11.625%, 03/04/19	15,749

			31,226

		Iraq — 0.1%
	20,635	Republic of Iraq, Reg. S, 5.800%, 01/15/28	15,167

		Italy — 0.1%
		Republic of Italy,
EUR	1,000	4.250%, 03/01/20	1,279
EUR	2,400	4.500%, 05/01/23	3,261
EUR	600	Reg. S, 4.750%, 08/01/23 (e)	831
EUR	2,200	Reg. S, 4.750%, 09/01/28 (e)	3,207

			8,578

		Ivory Coast — 0.0% (g)
	4,580	Republic of Ivory Coast, 6.375%, 03/03/28 (e)	4,214

		Jamaica — 0.1%
		Government of Jamaica,
	1,750	6.750%, 04/28/28	1,772
	1,250	7.875%, 07/28/45	1,261
	6,040	8.000%, 06/24/19	6,591

			9,624

		Kenya — 0.0% (g)
	750	Citigroup, Inc., CLN, 0.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/01/32; credit rating B)	548
	4,000	Republic of Kenya, Reg. S, 6.875%, 06/24/24	3,715

			4,263

		Lebanon — 0.1%
		Republic of Lebanon,
	2,300	4.500%, 04/22/16	2,289
	7,500	6.600%, 11/27/26	7,500
	5,050	Reg. S, 8.250%, 04/12/21	5,556

			15,345

		Mexico — 0.1%
	7,550	United Mexican States, 4.600%, 01/23/46	7,003

		Morocco — 0.0% (g)
		Kingdom of Morocco,
	2,250	Reg. S, 4.250%, 12/11/22	2,271
	2,250	Reg. S, 5.500%, 12/11/42	2,255

			4,526

		Pakistan — 0.1%
	4,500	Pakistan Government International Bond, Reg. S, 6.750%, 12/03/19	4,669

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Pakistan — continued
	Republic of Pakistan,
9,220	8.250%, 04/15/24 (e)	9,823
1,004	Reg. S, 6.875%, 06/01/17	1,038

		15,530

	Panama — 0.1%
	Republic of Panama,
3,250	3.750%, 03/16/25	3,234
2,450	4.300%, 04/29/53	2,181
2,150	6.700%, 01/26/36	2,644

		8,059

	Peru — 0.0% (g)
	Republic of Peru,
1,310	4.125%, 08/25/27	1,317
1,900	5.625%, 11/18/50	2,042
1,500	6.550%, 03/14/37	1,804

		5,163

	Philippines — 0.2%
	Republic of the Philippines,
5,260	5.500%, 03/30/26	6,312
600	7.500%, 09/25/24	794
8,130	10.625%, 03/16/25	12,967

		20,073

	Poland — 0.0% (g)
3,800	Republic of Poland, 5.000%, 03/23/22	4,275

	Portugal — 0.0% (g)
EUR 1,600	Portugal Obrigacoes do Tesouro OT, Reg. S, 5.650%, 02/15/24 (e)	2,193
EUR 1,150	Republic of Portugal, 5.250%, 09/28/17	1,363

		3,556

	Romania — 0.2%
	Republic of Romania,
7,750	6.750%, 02/07/22 (e)	9,232
12,960	Reg. S, 6.125%, 01/22/44	15,332

		24,564

	Russia — 0.4%
	Russian Federation,
2,800	Reg. S, 3.500%, 01/16/19	2,823
13,200	Reg. S, 4.875%, 09/16/23	13,622
7,800	Reg. S, 5.875%, 09/16/43	7,976
7,390	Reg. S, 12.750%, 06/24/28	12,027
7,908	Reg. S, SUB, 7.500%, 03/31/30	9,414

		45,862

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	75

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Foreign Government Securities — continued
	Serbia — 0.1%
15,230	Republic of Serbia, Reg. S, 7.250%, 09/28/21	17,419

	Slovenia — 0.1%
	Republic of Slovenia,
7,320	Reg. S, 5.250%, 02/18/24	8,243
4,270	Reg. S, 5.850%, 05/10/23	4,915

		13,158

	South Africa — 0.2%
	Republic of South Africa,
1,950	5.500%, 03/09/20	2,096
2,000	5.875%, 05/30/22	2,195
14,984	5.875%, 09/16/25	16,258
3,000	South Africa Government International Bond, 5.875%, 05/30/22	3,292

		23,841

	Spain — 0.1%
	Kingdom of Spain,
EUR 1,600	Reg. S, 4.800%, 01/31/24 (e)	2,216
EUR 3,050	Reg. S, 5.400%, 01/31/23 (e)	4,315

		6,531

	Sri Lanka — 0.1%
	Republic of Sri Lanka,
3,350	Reg. S, 5.875%, 07/25/22	3,212
5,150	Reg. S, 6.250%, 10/04/20	5,169

		8,381

	Turkey — 0.4%
	Republic of Turkey,
2,400	5.750%, 03/22/24	2,588
11,390	6.000%, 01/14/41	11,937
11,310	6.250%, 09/26/22	12,537
14,810	7.375%, 02/05/25	17,691

		44,753

	Ukraine — 0.1%
	Republic of Ukraine,
6,250	Reg. S, 6.580%, 11/21/16 (d)	4,875
3,640	Reg. S, 7.800%, 11/28/22 (d)	2,839

		7,714

	Uruguay — 0.1%
	Republic of Uruguay,
2,090	4.375%, 10/27/27	2,072
5,960	5.100%, 06/18/50	5,356
1,280	7.625%, 03/21/36	1,618

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Uruguay — continued
1,230	8.000%, 11/18/22	1,548

		10,594

	Venezuela — 0.1%
	Republic of Venezuela,
10,570	7.650%, 04/21/25	3,990
3,270	Reg. S, 6.000%, 12/09/20	1,235
4,820	Reg. S, 9.000%, 05/07/23	1,892
5,950	Venezuela Government International Bond, 7.650%, 04/21/25	2,246

		9,363

	Zambia — 0.0% (g)
	Republic of Zambia,
3,640	8.500%, 04/14/24 (e)	3,062
2,620	8.970%, 07/30/27 (e)	2,201

		5,263

	Total Foreign Government Securities (Cost $567,520)	554,484

Loan Assignments — 0.7%
	Australia — 0.0% (g)
2,090	FMG Resources Pty, Ltd., Term Loan B, VAR, 4.250%, 06/30/19	1,764

	Bermuda — 0.0% (g)
837	Floatel International Ltd., Initial Term Loan, VAR, 6.000%, 06/27/20	470

	Canada — 0.0% (g)
304	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	285

	Cayman Islands — 0.0% (g)
660	Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18	403

	Luxembourg — 0.0% (g)
1,700	Delta 2 Lux Sarl, 2nd Lien Facility, VAR, 7.750%, 07/29/22	1,618

	Singapore — 0.0% (g)
868	Avago Technologies Ltd., 1st Lien Term Loan B, VAR, 3.750%, 05/06/21	868

	United States — 0.7%
184	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	183
1,056	Altice Financing S.A., Term Loan, VAR, 5.500%, 07/02/19	1,056
1,280	Avaya, Inc., Term Loan B-7, VAR, 6.250%, 05/29/20	980

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
700	Berry Plastics Corp., Term Loan F, VAR, 4.000%, 09/16/22	701
1,447	Chrysler Group LLC, Term Loan B, VAR, 3.500%, 05/24/17	1,445
3,177	Chrysler Group LLC, Tranche B Term Loan, VAR, 12/31/18 ^	3,165
1,897	Cincinnati Bell, Inc., Tranche B Term Loan, VAR, 4.000%, 09/10/20 ^	1,873
1,596	Coeur Mining, Inc., Term Loan, VAR, 9.000%, 06/23/20	1,556
2,375	Concordia Health Corp., Initial Dollar Term Loan, 5.250%, 10/21/21 ^	2,278
3,478	CSC HoldingsLLC (Cablevision), Initial Term Loan, 5.000%, 10/09/22 ^	3,487
2,045	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	2,044
725	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21	710
1,617	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.500%, 11/01/18	1,616
809	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	523
640	Energy Future Intermediate Holdings Co. LLC., Term Loan, VAR, 4.250%, 06/19/16	639
179	Entercom Radio LLC, Term B-2 Loan, VAR, 4.000%, 11/23/18	178
810	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	733
1,510	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	547
2,260	First Data Corp., Term Loan, VAR, 3.696%, 03/23/18	2,241
113	Fram Group Holdings, Inc., Term Loan, VAR, 7.000%, 07/29/17	92
588	Freescale Semiconductor, Inc., Term Loan B-5, VAR, 5.000%, 01/15/21	588
857	Go Daddy Group, Inc. (The), Initial Term Loan, VAR, 4.250%, 05/13/21	859
1,361	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.750%, 09/01/22	1,358
5,407	iHeartCommunications, Inc., Term Loan D, VAR, 6.938%, 01/30/19	4,520
1,873	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 7.688%, 07/30/19	1,576
867	inVentiv Health, Inc., Term Loan B4, VAR, 7.750%, 05/15/18	862
2,104	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21 ^	1,542

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,481	J.C. Penney Co., Inc., Term Loan, VAR, 6.000%, 05/22/18	1,476
626	Navios Maritime Partners LP, Term Loan, VAR, 5.500%, 06/18/20	619
269	OCI Beaumont LLC, Term Loan B3, VAR, 6.500%, 08/20/19	273
1,279	Petsmart, Inc., Term Loan B, VAR, 4.250%, 03/11/22	1,279
5,084	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.000%, 04/29/20	5,076
747	Post Holdings, Inc., Series A Incremental Term Loan, VAR, 3.750%, 06/02/21	748
1,230	Quality Distribution, Inc., 2nd Lien Term Loan, VAR, 9.500%, 08/18/23	1,168
169	Quikrete Holdings, Inc., Initial Term Loan (second Lien), VAR, 7.000%, 03/26/21	169
634	Remy International, Inc., Term Loan, VAR, 5.250%, 03/05/20	633
395	Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	395
2,125	Rite Aid Corp., 2nd Lien Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	2,128
647	Riverbed Technology, Inc., Term Loan, VAR, 6.000%, 04/25/22 ^	647
2,716	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	2,555
1,217	Sabine Oil & Gas LLC, 2nd Lien Term Loan, VAR, 8.750%, 12/31/18 (d)	124
716	Scientific Games Corp., Initial Term Loan, VAR, 6.000%, 10/18/20	699
1,601	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	1,551
1,001	Serta Simmons Holdings LLC, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	1,001
681	Shingle Springs Tribal Gaming Authority, Term B Loan, VAR, 6.250%, 08/29/19	681
1,089	Signode Industrial Group U.S., Inc. Initial Term B Loan, VAR, 3.750%, 05/01/21	1,067
540	Stallion Oilfield Holdings, Inc., Term Loan B, VAR, 8.000%, 06/19/18	344
1,230	Staples, Inc., Term Loan, VAR, 04/21/21 ^	1,223
2,421	Stardust Finance Holding, Inc., Senior Lien Term Loan, VAR, 6.500%, 03/14/22	2,385
1,060	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	951
313	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	283

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	77

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Loan Assignments — continued
		United States — continued
	1,001	Texas Competitive Electric Holdings Co. LLC, DIP Loan, VAR, 3.750%, 05/05/16 (d)	1,000
	16,772	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.677%, 10/10/17 (d)	5,664
	12,477	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.677%, 11/18/15 (d)	3,988
	769	Tribune Media Co., Term Loan B, VAR, 3.750%, 12/27/20	767
	439	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	435
	1,695	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20	1,683
	2,110	UPC Financing Partnership, Facility AH, VAR, 3.250%, 06/30/21 ^	2,073
	746	Veresen Midstream Ltd. Partnership, Initial Term Loan, VAR, 5.250%, 03/31/22	743
	754	Vertis, Inc., 1st Lien Term Loan, VAR, 11.750%, 12/21/15 (d)	—	(h)
	676	Visant Corp., Initial Term Loan, VAR, 7.000%, 09/23/21	673
	628	W&T Offshore, Inc., Term Loan, VAR, 9.000%, 05/15/20	548

			82,401

		Total Loan Assignments (Cost 105,123)	87,809

	Preferred Securities — 6.4% (x)
		Belgium — 0.1%
EUR	12,925	KBC Groep N.V., VAR, 5.625%, 03/19/19	14,195

		Denmark — 0.1%
EUR	4,071	Danske Bank A/S, VAR, 5.750%, 04/06/20	4,516

		France — 0.3%
	6,810	BNP Paribas S.A., VAR, 7.375%, 08/19/25 (e)	7,048
		Credit Agricole S.A.,
EUR	1,235	Reg. S, VAR, 6.500%, 06/23/21	1,368
	14,645	VAR, 6.625%, 09/23/19 (e)	14,426
		Electricite de France S.A.,
	6,535	VAR, 5.250%, 01/29/23 (e)	6,502
	7,240	VAR, 5.625%, 01/22/24 (e)	7,155
GBP	2,000	Orange S.A., Reg. S, VAR, 5.875%, 02/07/22	3,147

			39,646

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Netherlands — 0.1%
	EUR 5,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, VAR, 5.500%, 06/29/20	5,533
	GBP 4,400	Telefonica Europe B.V., Reg. S, VAR, 6.750%, 11/26/20	6,935

			12,468

		Spain — 0.2%
		Banco Bilbao Vizcaya Argentaria S.A.,
EUR	15,000	Reg. S, VAR, 7.000%, 02/19/19	16,521
EUR	5,000	VAR, 6.750%, 02/18/20	5,405
	2,000	VAR, 9.000%, 05/09/18	2,155

			24,081

		Sweden — 0.1%
	5,000	Skandinaviska Enskilda Banken AB, VAR, 5.750%, 05/13/20	4,913
	5,000	Svenska Handelsbanken AB, VAR, 5.250%, 03/01/21	4,826
	5,000	Swedbank AB, VAR, 5.500%, 03/17/20	4,950

			14,689

		Switzerland — 0.2%
		Credit Suisse Group AG,
	6,385	VAR, 6.250%, 12/18/24 (e)	6,342
	15,111	VAR, 7.500%, 12/11/23 (e)	15,952
	5,000	UBS Group AG, VAR, 7.000%, 02/19/25	5,238

			27,532

		United Kingdom — 0.4%
		HSBC Holdings plc,
	2,515	VAR, 5.625%, 01/17/20	2,513
	14,540	VAR, 6.375%, 09/17/24	14,402
	7,675	VAR, 6.375%, 03/30/25	7,579
		Lloyds Banking Group plc,
	16,958	VAR, 7.500%, 06/27/24	18,018
	GBP 6,909	Nationwide Building Society, VAR, 6.875%, 06/20/19	10,731

			53,243

		United States — 4.9%
		American Express Co.,
	11,620	VAR, 5.200%, 11/15/19	11,620
	17,060	Series C, VAR, 4.900%, 03/15/20	16,548
		Bank of America Corp.,
	15,338	Series AA, VAR, 6.100%, 03/17/25	15,511
	14,319	Series K, VAR, 8.000%, 01/30/18	14,929
	1,315	Series M, VAR, 8.125%, 05/15/18	1,369
	12,355	Series U, VAR, 5.200%, 06/01/23	11,687

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
	United States — continued
41,030	Series V, VAR, 5.125%, 06/17/19	40,209
11,220	Series X, VAR, 6.250%, 09/05/24	11,378
16,930	Series Z, VAR, 6.500%, 10/23/24	17,692
	Bank of New York Mellon Corp. (The),
12,235	Series D, VAR, 4.500%, 06/20/23	11,379
20,375	Series E, VAR, 4.950%, 06/20/20	20,375
21,570	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20	21,610
	Citigroup, Inc.,
18,431	VAR, 5.950%, 01/30/23	18,293
22,455	Series D, VAR, 5.350%, 05/15/23	21,360
10,670	Series M, VAR, 6.300%, 05/15/24	10,553
21,330	Series N, VAR, 5.800%, 11/15/19	21,197
12,795	Series O, VAR, 5.875%, 03/27/20	12,664
21,650	Series P, VAR, 5.950%, 05/15/25	20,892
5,040	Series Q, VAR, 5.950%, 08/15/20	5,030
	Fifth Third Bancorp,
17,625	VAR, 5.100%, 06/30/23	16,193
6,175	Series J, VAR, 4.900%, 09/30/19	5,835
	General Electric Capital Corp.,
32,500	Series B, VAR, 6.250%, 12/15/22	36,225
18,600	Series C, VAR, 5.250%, 06/15/23	19,437
	Goldman Sachs Group, Inc. (The),
25,078	Series L, VAR, 5.700%, 05/10/19	25,423
21,703	Series M, VAR, 5.375%, 05/10/20	21,486
17,944	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20	18,112
	Morgan Stanley,
27,620	Series H, VAR, 5.450%, 07/15/19	27,171
14,205	Series J, VAR, 5.550%, 07/15/20	14,187
	PNC Financial Services Group, Inc. (The),
9,588	VAR, 6.750%, 08/01/21	10,333
12,415	Series R, VAR, 4.850%, 06/01/23	11,669
13,910	State Street Corp., Series F, VAR, 5.250%, 09/15/20	13,960
12,540	SunTrust Banks, Inc., VAR, 5.625%, 12/15/19	12,650
	Wachovia Capital Trust III,
11,565	VAR, 5.570%, 11/30/15	11,357
	Wells Fargo & Co.,
12,480	Series K, VAR, 7.980%, 03/15/18	13,291
27,592	Series S, VAR, 5.900%, 06/15/24	28,282
16,775	Series U, VAR, 5.875%, 06/15/25	17,743

		607,650

	Total Preferred Securities (Cost $804,368)	798,020

SHARES	SECURITY DESCRIPTION	VALUE
Preferred Stocks — 1.9%
	Bermuda — 0.0% (g)
12	Bunge Ltd., 4.875% ($100 par value) @	1,147

	Brazil — 0.0% (g)
189	Banco Bradesco S.A. (Preference Shares)	1,030

	Cayman Islands — 0.0% (g)
3	XLIT Ltd., Series D, VAR, 3.441%, 11/30/15 ($1,000 par value) @	2,764
3	XLIT Ltd., Series E, VAR, 6.500%, 04/15/17 ($1,000 par value) @	2,311

		5,075

	Ireland — 0.1%
7	Allergan plc, Series A, 5.500%, 03/01/18 ($1,000 par value)	7,060

	Luxembourg — 0.0% (g)
127	ArcelorMittal, 6.000%, 01/15/16 ($25 par value)	1,147

	Russia — 0.0% (g)
1,495	Surgutneftegas OAO ($1 par value)	1,019

	United States — 1.8%
43	Alcoa, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)	1,350
256	Allstate Corp. (The), Series C, 6.750%, 10/15/18 ($25 par value) @	6,978
97	Allstate Corp. (The), Series E, 6.625%, 04/15/19 ($25 par value) @	2,637
2	Ally Financial, Inc., Series G, 7.000%, 11/30/15 ($1000 par value) @	2,058
23	American Tower Corp., 5.500%, 02/15/18 ($100 par value)	2,424
10	American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)	1,015
46	Anthem, Inc., 5.250%, 05/01/18 ($50 par value)	2,138
4	Bank of America Corp., Series L, 7.250% ($1,000 par value) @	4,603
279	Bank of New York Mellon Corp. (The), 5.200%, 09/20/17 ($25 par value) @	7,157
119	BB&T Corp., Series E, 5.625%, 08/01/17 ($25 par value) @	3,055
508	BB&T Corp., Series F, 5.200%, 11/01/17 ($25 par value) @	12,610
52	BB&T Corp., Series G, 5.200%, 06/01/18 ($25 par value) @	1,293
117	Boston Properties, Inc., 5.250%, 03/27/18 ($25 par value) @	3,013
85	Capital One Financial Corp., Series B, 6.000%, 09/01/17 ($25 par value) @	2,178
365	Capital One Financial Corp., Series D, 6.700%, 12/01/19 ($25 par value) @	9,932

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	79

JPMorgan Income Builder Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Future contracts)

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — continued
		United States — continued
2		Chesapeake Energy Corp., 5.750% ($1,000 par value) @	839
—	(h)	Constar International, Inc.	—
39		Crown Castle International Corp., Series A, 4.500%, 11/01/16 ($100 par value) @	4,126
457		Discover Financial Services, Series B, 6.500%, 12/01/17 ($25 par value) @	12,184
57		Dominion Resources, Inc., 6.375%, 07/01/17 ($50 par value)	2,807
35		Dominion Resources, Inc., Series B, 6.000%, 07/01/16 ($50 par value)	1,986
440		Duke Energy Corp., 5.125%, 01/15/18 ($25 par value)	11,128
34		Exelon Corp., 6.500%, 06/01/17 ($50 par value)	1,412
26		Frontier Communications Corp., Series A, 11.125%, 06/29/18 ($100 par value)	2,613
12		GMAC Capital Trust I, Series 2, VAR, 8.125%, 02/15/40 ($25 par value)	310
675		Goldman Sachs Group, Inc. (The), Series J, VAR, 5.500%, 05/10/23 ($25 par value) @	16,788
430		Goldman Sachs Group, Inc. (The), Series K, VAR, 6.375%, 05/10/24 ($25 par value) @	11,537
65		Hartford Financial Services Group, Inc. (The), VAR, 7.875%, 04/15/42 ($25 par value)	2,008
400		Morgan Stanley, Series E, VAR, 7.125%, 10/15/23 ($25 par value) @	11,140
300		Morgan Stanley, Series F, VAR, 6.875%, 01/15/24 ($25 par value) @	8,115
500		Morgan Stanley, Series I, VAR, 6.375%, 10/15/24 ($25 par value) @	12,950
56		NextEra Energy, Inc., 5.799%, 09/01/16 ($50 par value)	3,074
1		Pitney Bowes International Holdings, Inc., Series F, 6.125%, 10/30/16 ($1,000 par value) @	1,056
374		SCE Trust II, 5.100%, 03/15/18 ($25 par value) @	9,169
56		Southwestern Energy Co., Series B, 6.250%, 01/15/18 ($50 par value)	1,557
16		Stanley Black & Decker, Inc., 6.250%, 11/17/16 ($100 par value)	1,971
575		State Street Corp., 6.000%, 12/15/19 ($25 par value) @	14,864
139		State Street Corp., Series C, 5.250%, 09/15/17 ($25 par value) @	3,563
301		State Street Corp., Series D, VAR, 5.900%, 03/15/24 ($25 par value) @	8,018
10		Stericycle, Inc., 5.250%, 09/15/18 ($100 par value)	908

SHARES	SECURITY DESCRIPTION	VALUE

	United States — continued
33	T-Mobile USA, Inc., 5.500%, 12/15/17 ($50 par value)	2,179
45	Tyson Foods, Inc., 4.750%, 07/15/17 ($50 par value)	2,330
42	Vornado Realty Trust, Series G, 6.625%, 11/30/15 ($25 par value) @	1,073
5	Wells Fargo & Co., Series L, 7.500% ($1,000 par value) @	6,367
30	Welltower, Inc., Series I, 6.500% ($50 par value) @	1,756
25	Weyerhaeuser Co., Series A, 6.375%, 07/01/16 ($50 par value)	1,234

		221,503

	Total Preferred Stocks (Cost $235,392)	237,981

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	United States — 0.0% (g)
1	Gener8 Maritime, Inc., expiring 05/17/17 (Strike Price $42.50) (a)	—	(h)
1	Nebraska Book Co., Inc., expiring 06/29/19 (Strike Price $22.32) (a)	—
– (h)	Nebraska Book Holdings, Inc., expiring 06/29/19 (Strike Price $14.88) (a)	—

	Total Warrants (Cost $-(h))	—	(h)

PRINCIPAL AMOUNT
U.S. Treasury Obligation — 0.8%
93,105	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $93,150)	93,155

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
302,495	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $302,495)	302,495

	Total Investments — 99.2% (Cost $12,174,312)	12,417,480
	Other Assets in Excess of Liabilities — 0.8%	103,870

	NET ASSETS — 100.0%	$12,521,350

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Summary of Investments by Industry, October 31, 2015

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	9.3%
Real Estate Investment Trusts (REITs)	8.8
Oil, Gas & Consumable Fuels	5.5
Diversified Telecommunication Services	4.9
Insurance	4.7
Pharmaceuticals	4.6
Foreign Government Securities	4.5
Asset-Backed Securities	4.1
Media	3.9
Non-Agency CMO	3.8
Capital Markets	2.9
Health Care Providers & Services	2.0
Wireless Telecommunication Services	2.0
Tobacco	1.7
Electric Utilities	1.6

INDUSTRY	PERCENTAGE
Automobiles	1.6%
Diversified Financial Services	1.6
Food Products	1.5
Chemicals	1.5
Hotels, Restaurants & Leisure	1.5
Specialty Retail	1.4
Software	1.3
Metals & Mining	1.3
Commercial Mortgage-Backed Securities	1.3
Semiconductors & Semiconductor Equipment	1.3
IT Services	1.2
Consumer Finance	1.1
Others (each less than 1.0%)	16.7
Short-Term Investment	2.4

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
200	Euro STOXX 50 Index	12/18/15	EUR	7,484	(32)
76	FTSE 100 Index	12/18/15	GBP	7,405	(33)
888	U.S. Long Bond	12/21/15	USD	138,916	(106)
	Short Futures Outstanding
(6,067)	Euro FX	12/14/15	USD	(834,895)	11,971
(6,383)	GBP FX	12/14/15	USD	(615,241)	(9,826)
(663)	E-mini S&P 500	12/18/15	USD	(68,743)	(4,457)
(3,371)	Euro STOXX 50 Index	12/18/15	EUR	(126,147)	(7,712)
(14,191)	5 Year U.S. Treasury Note	12/31/15	USD	(1,699,705)	3,518

					(6,677)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	81

J.P. Morgan Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2015. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMO	— Collateralized Mortgage Obligation
CSMC	— Credit Suisse Mortgage Trust
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
GMAC	— General Motors Acceptance Corp.
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2015. The rate may be subject to a cap and floor.

JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SDR	— Special drawing rights
SEK	— Swedish Krona
SGD	— Singapore Dollar
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2015.
TOPIX	— Tokyo Price Index
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2015.
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures, centrally cleared swaps or with brokers as initial margin for future contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of October 31, 2015.
(u)	— Security represents the underlying bond on an inverse floating rate security.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflect the next call date. The coupon rates shown are the rates in effect as of October 31, 2015.

^	— All or a portion of the security is unsettled as of October 31, 2015. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of October 31, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements are as follows:

Fund	Fund Value	Percentage
Global Allocation Fund	$176,989,000	23.3%
Income Builder Fund	2,865,516,000	23.1

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN FUNDS	OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
ASSETS:
Investments in non-affiliates, at value	$671,911		$12,114,985
Investments in affiliates, at value	88,032		302,495

Total investment securities, at value	759,943		12,417,480
Cash	—		40,347
Foreign currency, at value	1,110		14,236
Deposits at broker for futures contracts	1,912		—
Receivables:
Due from custodian	983		4,270
Investment securities sold	487		8,867
Fund shares sold	19,584		38,003
Interest and dividends from non-affiliates	4,197		101,595
Dividends from affiliates	6		16
Tax reclaims	47		4,086
Variation margin on futures contracts	1,492		—
Unrealized appreciation on forward foreign currency exchange contracts	2,261		—

Total Assets	792,022		12,628,900

LIABILITIES:
Payables:
Due to custodian	49		—
Investment securities purchased	14,443		73,441
Fund shares redeemed	1,408		18,342
Variation margin on futures contracts	—		4,969
Unrealized depreciation on forward foreign currency exchange contracts	1,033		—
Accrued liabilities:
Investment advisory fees	109		2,220
Distribution fees	153		4,117
Shareholder servicing fees	136		1,961
Custodian and accounting fees	114		485
Trustees’ and Chief Compliance Officer’s fees	—	(a)	3
Other	160		2,012

Total Liabilities	17,605		107,550

Net Assets	$774,417		$12,521,350

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Global Allocation Fund	Income Builder Fund
NET ASSETS:
Paid-in-Capital	$774,801	$12,524,197
Accumulated undistributed (distributions in excess of) net investment income	1,013	(10,720)
Accumulated net realized gains (losses)	(5,884)	(228,309)
Net unrealized appreciation (depreciation)	4,487	236,182

Total Net Assets	$774,417	$12,521,350

Net Assets:
Class A	$211,120	$4,262,148
Class C	198,888	5,120,797
Class R2	203	—
Select Class	364,206	3,138,405

Total	$774,417	$12,521,350

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,818	428,117
Class C	12,200	515,748
Class R2	12	—
Select Class	22,032	314,899

Net Asset Value (a):
Class A — Redemption price per share	$16.47	$9.96
Class C — Offering price per share (b)	16.30	9.93
Class R2 — Offering and redemption price per share	16.44	—
Select Class — Offering and redemption price per share	16.53	9.97
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.25	$10.43

Cost of investments in non-affiliates	$669,731	$11,871,817
Cost of investments in affiliates	88,032	302,495
Cost of foreign currency	1,112	14,195

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN FUNDS	OCTOBER 31, 2015

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 20015

(Amounts in thousands)

	Global Allocation Fund	Income Builder Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,752	$351,898
Interest income from affiliates	2	— (a)
Dividend income from non-affiliates	3,127	243,266
Dividend income from affiliates	65	110
Foreign taxes withheld	(175)	(12,907)

Total investment income	6,771	582,367

EXPENSES:
Investment advisory fees	1,694	55,555
Administration fees	231	10,123
Distribution fees:
Class A	240	10,618
Class C	514	37,467
Class R2	1	—
Shareholder servicing fees:
Class A	240	10,618
Class C	172	12,489
Class R2	— (a)	—
Select Class	294	7,757
Custodian and accounting fees	297	1,325
Interest expense to affiliates	1	4
Professional fees	88	338
Trustees’ and Chief Compliance Officer’s fees	2	112
Printing and mailing costs	49	876
Registration and filing fees	117	864
Transfer agent fees	17	311
Sub-transfer agent fees (See Note 2.H.)	124	6,863
Other	6	187

Total expenses	4,087	155,507

Less fees waived	(1,169)	(42,913)
Less expense reimbursements	— (a)	—

Net expenses	2,918	112,594

Net investment income (loss)	3,853	469,773

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,270)	(203,250)
Investments in affiliates	(371)	(1,595)
Futures	1,625	(14,507)
Foreign currency transactions	1,161	(4,504)

Net realized gain (loss)	(6,855)	(223,856)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,509	(286,682)
Investments in affiliates	132	—
Futures	591	(7,555)
Foreign currency translations	901	92

Change in net unrealized appreciation/depreciation	3,133	(294,145)

Net realized/unrealized gains (losses)	(3,722)	(518,001)

Change in net assets resulting from operations	$131	$(48,228)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Allocation Fund		Income Builder Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,853	$934	$469,773	$436,980
Net realized gain (loss)	(6,855)	3,620	(223,856)	37,225
Distributions of capital gains received from investment company affiliates	—	2	—	2
Change in net unrealized appreciation/depreciation	3,133	(509)	(294,145)	28,082

Change in net assets resulting from operations	131	4,047	(48,228)	502,289

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(853)	(144)	(172,786)	(170,909)
From net realized gains	(1,130)	(78)	(7,433)	—
Return of capital	—	—	(6,423)	—
Class C
From net investment income	(395)	(30)	(178,523)	(167,676)
From net realized gains	(557)	(18)	(8,655)	—
Return of capital	—	—	(7,578)	—
Class R2
From net investment income	(1)	— (a)	—	—
From net realized gains	(2)	(1)	—	—
Select Class
From net investment income	(1,166)	(371)	(130,741)	(99,880)
From net realized gains	(1,443)	(662)	(5,361)	—
Return of capital	—	—	(4,687)	—

Total distributions to shareholders	(5,547)	(1,304)	(522,187)	(438,465)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	692,385	54,378	1,538,383	3,203,513

NET ASSETS:
Change in net assets	686,969	57,121	967,968	3,267,337
Beginning of period	87,448	30,327	11,553,382	8,286,045

End of period	$774,417	$87,448	$12,521,350	$11,553,382

Accumulated undistributed (distributions in excess of) net investment income	$1,013	$1,181	$(10,721)	$17,105

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN FUNDS	OCTOBER 31, 2015

	Global Allocation Fund		Income Builder Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$204,328	$35,298	$1,287,287	$1,754,004
Distributions reinvested	1,966	220	177,297	160,513
Cost of shares redeemed	(20,198)	(10,619)	(1,032,043)	(1,144,052)

Change in net assets resulting from Class A capital transactions	$186,096	$24,899	$432,541	$770,465

Class C
Proceeds from shares issued	$195,816	$14,168	$1,305,512	$1,605,271
Distributions reinvested	942	47	165,251	139,649
Cost of shares redeemed	(10,240)	(583)	(796,456)	(572,883)

Change in net assets resulting from Class C capital transactions	$186,518	$13,632	$674,307	$1,172,037

Class R2
Proceeds from shares issued	$184	$—	$—	$—
Distributions reinvested	3	2	—	—
Cost of shares redeemed	(43)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$144	$2	$—	$—

Select Class
Proceeds from shares issued	$380,000	$20,322	$1,328,026	$1,697,362
Distributions reinvested	2,440	995	106,503	71,120
Cost of shares redeemed	(62,813)	(5,472)	(1,002,994)	(507,471)

Change in net assets resulting from Select Class capital transactions	$319,627	$15,845	$431,535	$1,261,011

Total change in net assets resulting from capital transactions	$692,385	$54,378	$1,538,383	$3,203,513

SHARE TRANSACTIONS:
Class A
Issued	12,280	2,115	125,545	168,171
Reinvested	120	13	17,371	15,350
Redeemed	(1,221)	(626)	(101,371)	(109,473)

Change in Class A Shares	11,179	1,502	41,545	74,048

Class C
Issued	11,928	848	127,706	154,329
Reinvested	58	3	16,237	13,383
Redeemed	(626)	(35)	(78,507)	(55,179)

Change in Class C Shares	11,360	816	65,436	112,533

Class R2
Issued	11	—	—	—
Reinvested	— (a)	— (a)	—	—
Redeemed	(3)	—	—	—

Change in Class R2 Shares	8	— (a)	—	—

Select Class
Issued	23,045	1,205	129,365	162,114
Reinvested	149	60	10,424	6,792
Redeemed	(3,778)	(327)	(98,588)	(48,764)

Change in Select Class Shares	19,416	938	41,201	120,142

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Allocation Fund
Class A
Year Ended October 31, 2015	$17.15	$0.23	(h)	$(0.01)	$0.22	$(0.34)	$(0.56)	$(0.90)
Year Ended October 31, 2014	16.45	0.26	(h)	0.97	1.23	(0.16)	(0.37)	(0.53)
Year Ended October 31, 2013	14.52	0.19	(h)	2.15	2.34	(0.41)	—	(0.41)
Year Ended October 31, 2012	13.53	0.38		0.98	1.36	(0.37)	—	(0.37)
May 31, 2011 (i) through October 31, 2011	15.00	0.14		(1.58)	(1.44)	(0.03)	—	(0.03)

Class C
Year Ended October 31, 2015	17.04	0.15	(h)	(0.02)	0.13	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.39	0.16	(h)	0.98	1.14	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.49	0.16	(h)	2.09	2.25	(0.35)	—	(0.35)
Year Ended October 31, 2012	13.52	0.31		0.99	1.30	(0.33)	—	(0.33)
May 31, 2011 (i) through October 31, 2011	15.00	0.11		(1.58)	(1.47)	(0.01)	—	(0.01)

Class R2
Year Ended October 31, 2015	17.13	0.19	(h)	(0.01)	0.18	(0.31)	(0.56)	(0.87)
Year Ended October 31, 2014	16.44	0.22	(h)	0.96	1.18	(0.12)	(0.37)	(0.49)
Year Ended October 31, 2013	14.51	0.25	(h)	2.04	2.29	(0.36)	—	(0.36)
Year Ended October 31, 2012	13.53	0.34		0.99	1.33	(0.35)	—	(0.35)
May 31, 2011 (i) through October 31, 2011	15.00	0.12		(1.58)	(1.46)	(0.01)	—	(0.01)

Select Class
Year Ended October 31, 2015	17.19	0.27	(h)	(0.01)	0.26	(0.36)	(0.56)	(0.92)
Year Ended October 31, 2014	16.47	0.30	(h)	0.97	1.27	(0.18)	(0.37)	(0.55)
Year Ended October 31, 2013	14.53	0.33	(h)	2.04	2.37	(0.43)	—	(0.43)
Year Ended October 31, 2012	13.53	0.41		1.00	1.41	(0.41)	—	(0.41)
May 31, 2011 (i) through October 31, 2011	15.00	0.15		(1.58)	(1.43)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2011.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers and reimbursements (f)		Portfolio turnover rate (c)(g)

$16.47	1.38%	$211,120	1.02%		1.40%		1.43%		44%
17.15	7.58	28,114	1.03		1.56		1.74		87
16.45	16.36	2,253	1.05		1.18		3.30		120
14.52	10.26	50	1.05		2.70		2.54		67
13.53	(9.63)	45	1.05	(j)	2.36	(j)	2.79	(j)	51

16.30	0.84	198,888	1.51		0.90		1.92		44
17.04	7.07	14,308	1.53		0.97		2.22		87
16.39	15.74	380	1.55		1.00		3.41		120
14.49	9.75	49	1.55		2.19		3.04		67
13.52	(9.83)	45	1.55	(j)	1.86	(j)	3.28	(j)	51

16.44	1.14	203	1.27		1.17		1.77		44
17.13	7.29	62	1.28		1.31		2.07		87
16.44	16.06	58	1.30		1.61		2.79		120
14.51	9.99	50	1.30		2.44		2.79		67
13.53	(9.71)	45	1.30	(j)	2.10	(j)	3.04	(j)	51

16.53	1.62	364,206	0.77		1.61		1.19		44
17.19	7.88	44,964	0.78		1.79		1.55		87
16.47	16.61	27,636	0.80		2.10		2.31		120
14.53	10.58	19,856	0.80		2.95		2.29		67
13.53	(9.56)	17,959	0.80	(j)	2.61	(j)	2.55	(j)	51

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Income Builder Fund
Class A
Year Ended October 31, 2015	$10.41	$0.41	(d)	$(0.41)	$—	(e)	$(0.41)	$(0.02)	$(0.02)	$(0.45)	$—
Year Ended October 31, 2014	10.32	0.47		0.09	0.56		(0.47)	—	—	(0.47)	—
Year Ended October 31, 2013	9.70	0.45		0.64	1.09		(0.47)	—	—	(0.47)	—
Year Ended October 31, 2012	9.01	0.50		0.67	1.17		(0.48)	—	—	(0.48)	—
Year Ended October 31, 2011	9.37	0.49		(0.36)	0.13		(0.49)	—	—	(0.49)	—	(e)

Class C
Year Ended October 31, 2015	10.38	0.35	(d)	(0.40)	(0.05)		(0.36)	(0.02)	(0.02)	(0.40)	—
Year Ended October 31, 2014	10.29	0.42		0.10	0.52		(0.43)	—	—	(0.43)	—
Year Ended October 31, 2013	9.68	0.40		0.63	1.03		(0.42)	—	—	(0.42)	—
Year Ended October 31, 2012	9.00	0.45		0.67	1.12		(0.44)	—	—	(0.44)	—
Year Ended October 31, 2011	9.36	0.45		(0.36)	0.09		(0.45)	—	—	(0.45)	—	(e)

Select Class
Year Ended October 31, 2015	10.42	0.42	(d)	(0.40)	0.02		(0.43)	(0.02)	(0.02)	(0.47)	—
Year Ended October 31, 2014	10.33	0.49		0.09	0.58		(0.49)	—	—	(0.49)	—
Year Ended October 31, 2013	9.71	0.46		0.64	1.10		(0.48)	—	—	(0.48)	—
Year Ended October 31, 2012	9.02	0.51		0.67	1.18		(0.49)	—	—	(0.49)	—
Year Ended October 31, 2011	9.37	0.50		(0.34)	0.16		(0.51)	—	—	(0.51)	—	(e)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (b)	Portfolio turnover rate (c)

$9.96	(0.03)%	$4,262,148	0.75%	3.97%	1.11%	48%
10.41	5.54	4,024,646	0.74	4.60	1.12	41
10.32	11.45	3,223,725	0.75	4.55	1.13	41
9.70	13.36	1,502,366	0.74	5.48	1.15	40
9.01	1.36	736,186	0.74	5.43	1.14	38

9.93	(0.53)	5,120,797	1.25	3.47	1.63	48
10.38	5.06	4,676,332	1.24	4.08	1.62	41
10.29	10.84	3,476,814	1.25	4.05	1.63	41
9.68	12.72	1,665,862	1.24	4.98	1.65	40
9.00	0.88	853,688	1.24	4.93	1.65	38

9.97	0.12	3,138,405	0.60	4.12	0.87	48
10.42	5.70	2,852,404	0.59	4.68	0.87	41
10.33	11.58	1,585,506	0.60	4.70	0.88	41
9.71	13.51	817,404	0.59	5.63	0.90	40
9.02	1.61	516,486	0.59	5.58	0.90	38

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Allocation Fund	Class A, Class C, Class R2 and Select Class	Diversified
Income Builder Fund	Class A, Class C and Select Class	Diversified

The investment objective of Global Allocation Fund is to seek to maximize long-term total return.

The investment objective of Income Builder Fund is to seek to maximize income while maintaining prospects for capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

92	J.P. MORGAN FUNDS	OCTOBER 31, 2015

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Funds at October 31, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

JPMorgan Global Allocation Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$517	$7,930	$—	$8,447
Bermuda	783	—	—	783
Brazil	3,605	—	—	3,605
Canada	1,075	—	—	1,075
Chile	528	—	—	528
China	1,337	3,303	—	4,640
Denmark	—	2,666	—	2,666
Finland	—	3,107	—	3,107
France	—	15,884	—	15,884
Germany	—	11,261	—	11,261
Hong Kong	913	6,850	—	7,763
India	7,196	1,357	—	8,553
Indonesia	—	1,955	—	1,955
Ireland	792	1,343	—	2,135
Israel	925	—	—	925
Italy	—	4,344	—	4,344
Japan	—	33,137	—	33,137
Luxembourg	—	323	—	323
Malaysia	—	372	—	372
Mexico	1,318	—	—	1,318
Netherlands	2,236	5,338	—	7,574
New Zealand	—	502	—	502
Norway	—	441	—	441
Panama	72	—	—	72
Peru	535	—	—	535
Portugal	—	459	—	459
Russia	896	2,320	—	3,216
Singapore	886	1,150	—	2,036
South Africa	444	7,384	—	7,828
South Korea	—	2,842	—	2,842
Spain	—	3,602	—	3,602
Sweden	—	3,539	—	3,539
Switzerland	313	15,854	—	16,167
Taiwan	2,421	1,700	—	4,121
Thailand	1,549	672	—	2,221
Turkey	—	835	—	835
United Kingdom	1,640	29,771	—	31,411
United States	132,296	—	—	132,296

Total Common Stocks	162,277	170,241	—	332,518

OCTOBER 31, 2015	J.P. MORGAN FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities (continued)
Preferred Stocks
Brazil	$772	$—	$—	$772
Cayman Islands	70	—	—	70
Germany	—	1,357	—	1,357
United States	32	—	—	32

Total Preferred Stocks	874	1,357	—	2,231

Debt Securities
Asset-Backed Securities
United States	—	11,237	31,322	42,559

Total Asset-Backed Securities	—	11,237	31,322	42,559

Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	33,001	423	33,424

Total Collateralized Mortgage Obligations	—	33,001	423	33,424

Commercial Mortgage-Backed Securities
United States	—	2,983	—	2,983

Total Commercial Mortgage-Backed Securities	—	2,983	—	2,983

Convertible Bonds
United States	—	111	—	111

Total Convertible Bonds	—	111	—	111

Corporate Bonds
Australia	—	79	—	79
Bahamas	—	—	166	166
Bermuda	—	418	—	418
Canada	—	6,577	—	6,577
Cayman Islands	—	235	—	235
Finland	—	162	—	162
France	—	1,003	—	1,003
Germany	—	206	—	206
Ireland	—	1,595	—	1,595
Japan	—	396	—	396
Liberia	—	17	—	17
Luxembourg	—	5,511	—	5,511
Mexico	—	1,147	—	1,147
Netherlands	—	2,297	—	2,297
Singapore	—	212	—	212
Spain	—	160	—	160
United Kingdom	—	2,849	—	2,849
United States	—	119,397	—	119,397

Total Corporate Bonds	—	142,261	166	142,427

Preferred Securities
Cayman Islands	—	311	—	311
France	—	1,116	—	1,116
United Kingdom	—	836	—	836
United States	—	1,613	—	1,613

Total Preferred Securities	—	3,876	—	3,876

Loan Assignments
Australia	—	169	—	169
Canada	—	192	—	192
Singapore	—	3	—	3
United States	—	1,176	—	1,176

Total Loan Assignments	—	1,540	—	1,540

94	J.P. MORGAN FUNDS	OCTOBER 31, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities (continued)
Foreign Government Securities	$—	$84,700	$—	$84,700
Options Purchased
Call Options Purchased	8,710	—	—	8,710
U.S. Treasury Obligations	—	16,823	—	16,823
Rights
Australia	2	—	—	2
Spain	7	—	—	7

Total Rights	9	—	—	9

Short-Term Investment
Investment Company	88,032	—	—	88,032

Total Investments in Securities	$259,902	$468,130	$31,911	$759,943

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,261	$—	$2,261
Futures Contracts	3,901	—	—	3,901

Total Appreciation in Other Financial Instruments	$3,901	$2,261	$—	$6,162

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(1,033)	$—	$(1,033)
Futures Contracts	(2,789)	—	—	(2,789)

Total Depreciation in Other Financial Instruments	$(2,789)	$(1,033)	$—	$(3,822)

JPMorgan Income Builder Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$147,001	$—	$147,001
Belgium	—	32,988	—	32,988
Bermuda	1,419	—	—	1,419
Brazil	7,871	—	—	7,871
Canada	79,529	—	—	79,529
Chile	2,568	—	—	2,568
China	—	7,965	—	7,965
Czech Republic	—	2,466	—	2,466
Denmark	—	55,106	—	55,106
Finland	—	117,390	—	117,390
France	—	365,443	—	365,443
Germany	—	201,896	—	201,896
Hong Kong	—	30,472	—	30,472
Hungary	—	1,817	—	1,817
India	—	4,029	—	4,029
Indonesia	—	1,548	—	1,548
Ireland	45,420	—	—	45,420
Italy	—	76,565	—	76,565
Japan	—	199,772	—	199,772
Luxembourg	—	8,868	—	8,868
Mexico	2,863	—	—	2,863
Netherlands	47,874	93,236	—	141,110
Norway	—	63,991	—	63,991
Poland	—	2,065	—	2,065
Portugal	—	22,199	—	22,199
Russia	1,709	14,641	—	16,350
Singapore	—	9,688	—	9,688

OCTOBER 31, 2015	J.P. MORGAN FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities (continued)
South Africa	$—	$24,308	$—		$24,308
South Korea	6,019	1,823	—		7,842
Spain	—	121,137	—		121,137
Sweden	—	77,248	—		77,248
Switzerland	7,539	177,876	—		185,415
Taiwan	3,244	33,451	—		36,695
Thailand	2,317	1,664	—		3,981
Turkey	—	3,399	—		3,399
United Arab Emirates	—	1,584	—		1,584
United Kingdom	13,925	895,624	—		909,549
United States	1,953,601	—	180		1,953,781

Total Common Stocks	2,175,898	2,797,260	180		4,973,338

Preferred Stocks
Bermuda	1,147	—	—		1,147
Brazil	1,030	—	—		1,030
Cayman Islands	2,764	2,311	—		5,075
Ireland	7,060	—	—		7,060
Luxembourg	1,147	—	—		1,147
Russia	1,019	—	—		1,019
United States	220,664	839	—	(a)	221,503

Total Preferred Stocks	234,831	3,150	—	(a)	237,981

Debt Securities
Asset-Backed Securities
United States	—	40,618	471,259		511,877

Total Asset-Backed Securities	—	40,618	471,259		511,877

Collateralized Mortgage Obligations
Non-Agency CMO
United States	—	468,976	3,628		472,604

Total Collateralized Mortgage Obligations	—	468,976	3,628		472,604

Commercial Mortgage-Backed Securities
United States	—	96,743	62,029		158,772

Total Commercial Mortgage-Backed Securities	—	96,743	62,029		158,772

Convertible Bonds
Austria	—	628	—		628
Bermuda	—	596	—		596
Cayman Islands	—	11,689	—		11,689
France	—	1,439	—		1,439
Hungary	—	2,730	—		2,730
Italy	—	1,522	—		1,522
Luxembourg	—	7,341	—		7,341
Netherlands	—	7,961	—		7,961
Singapore	—	5,562	—		5,562
South Africa	—	465	—		465
Spain	—	6,071	—		6,071
Taiwan	—	537	—		537
United Arab Emirates	—	6,222	—		6,222
United Kingdom	—	7,097	—		7,097
United States	—	68,815	277		69,092

Total Convertible Bonds	—	128,675	277		128,952

Corporate Bonds
Argentina	—	2,127	—		2,127
Australia	—	11,325	—		11,325

96	J.P. MORGAN FUNDS	OCTOBER 31, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities (continued)
Azerbaijan	$—	$3,203	$—		$3,203
Bahamas	—	—	3,239		3,239
Bermuda	—	15,947	—		15,947
Brazil	—	7,097	—		7,097
Canada	—	194,745	—	(b)	194,745
Cayman Islands	—	14,714	—		14,714
Chile	—	12,102	—		12,102
Colombia	—	10,955	—		10,955
Croatia	—	2,565	—		2,565
Finland	—	2,032	—		2,032
France	—	28,639	—		28,639
Georgia	—	6,747	—		6,747
Germany	—	2,381	—		2,381
Hungary	—	5,604	—		5,604
Indonesia	—	19,589	—		19,589
Ireland	—	50,313	—		50,313
Israel	—	7,422	—		7,422
Italy	—	11,922	—		11,922
Japan	—	3,914	—		3,914
Kazakhstan	—	26,517	—		26,517
Liberia	—	1,529	—		1,529
Luxembourg	—	178,206	—		178,206
Mexico	—	53,498	—		53,498
Morocco	—	24,099	—		24,099
Netherlands	—	62,289	—		62,289
Peru	—	7,781	—		7,781
Singapore	—	483	—		483
Sri Lanka	—	655	—		655
Turkey	—	2,254	—		2,254
United Arab Emirates	—	6,902	—		6,902
United Kingdom	—	57,884	—		57,884
United States	—	3,243,328	105		3,243,433
Venezuela	—	15,881	—		15,881

Total Corporate Bonds	—	4,094,649	3,344		4,097,993

Preferred Securities
Belgium	—	14,195	—		14,195
Denmark	—	4,516	—		4,516
France	—	39,646	—		39,646
Netherlands	—	12,468	—		12,468
Spain	—	24,081	—		24,081
Sweden	—	14,689	—		14,689
Switzerland	—	27,532	—		27,532
United Kingdom	—	53,243	—		53,243
United States	—	607,650	—		607,650

Total Preferred Securities	—	798,020	—		798,020

Loan Assignments
Australia	—	1,764	—		1,764
Bermuda	—	470	—		470
Canada	—	285	—		285
Cayman Islands	—	403	—		403
Luxembourg	—	1,618	—		1,618
Singapore	—	868	—		868
United States	—	80,845	1,556		82,401

Total Loan Assignments	—	86,253	1,556		87,809

OCTOBER 31, 2015	J.P. MORGAN FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities (continued)
Foreign Government Securities	$—	$549,431	$5,053		$554,484
U.S. Treasury Obligations	—	93,155	—		93,155
Warrants
United States	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	302,495	—	—		302,495

Total Investments in Securities	$2,713,224	$9,156,930	$547,326		$12,417,480

Appreciation in Other Financial Instruments
Futures Contracts	$15,489	$—	$—		$15,489

Depreciation in Other Financial Instruments
Futures Contracts	$(22,166)	$—	$—		$(22,166)

(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2015.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPMorgan Global Allocation Fund	Balance as of October 31, 2014	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2015
Asset-Backed Securities — United States	$5,934	$(3)	$(73)	$51	$28,812	$(3,399)	$—	$—	$31,322
Collateralized Mortgage Obligation — Non-Agency CMO — United States	—	—	4	1	456	(38)	—	—	423
Corporate Bonds — Bahamas	—	—	(49)	1	201	—	13	—	166
Corporate Bonds — United States	98	—	—	—	—	—	—	(98)	—

Total	$6,032	$(3)	$(118)	$53	$29,469	$(3,437)	$13	$(98)	$31,911

98	J.P. MORGAN FUNDS	OCTOBER 31, 2015

JPMorgan Income Builder Fund	Balance as of October 31, 2014		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2015
Asset-Backed Securities — United States	$435,562		$—	$(4,798)	$2,157		$141,619	$(100,137)	$665	$(3,809)	$471,259
Collateralized Mortgage Obligations — Non-Agency CMO — United States	4,408		—	(284)	24		—	(520)	—	—	3,628
Commercial Mortgage-Backed Securities — United States	19,037		—	(786)	(6)		45,511	—	—	(1,727)	62,029
Common Stocks — United States	1,770		(1,155)	1,181	—		—	(1,616)	—	—	180
Convertible Bonds — United States	—		—	(14)	—		25	—	266	—	277
Corporate Bonds — Bahamas	—		—	(1,605)	3		1,780	—	3,061	—	3,239
Corporate Bonds — Canada	—	(b)	— (b)	—	—		—	—	—	—	—	(b)
Corporate Bonds — Germany	1,514		—	488	—		—	(2,002)	—	—	—
Corporate Bonds — United States	13,842		5	(47)	—	(b)	1	(99)	—	(13,597)	105
Foreign Government Securities	12,192		(912)	(2,639)	—		—	(3,588)	—	—	5,053
Loan Assignments — United States	1		—	(10)	1		1,568	(4)	—	—	1,556
Preferred Stock — United States	—	(a)	—	—	—		—	—	—	—	—	(a)
Warrants — United States	—	(a)	—	— (b)	—		—	—	—	—	—	(b)

Total	$488,326		$(2,062)	$(8,514)	$2,179		$190,504	$(107,966)	$3,992	$(19,133)	$547,326

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the year.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2015, which were valued using significant unobservable inputs (Level 3) were as follows (amounts in thousands):

Value
Global Allocation Fund	$(117)
Income Builder Fund	(9,874)

OCTOBER 31, 2015	J.P. MORGAN FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

These amounts are included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations:

Global Allocation

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2015	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$31,322	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 10.00% (3.93%)
			Constant Default Rate	2.00% - 10.00% (5.53%)
			Yield (Discount Rate of Cash Flows)	2.38% - 8.77% (4.31%)

Asset-Backed Securities	31,322

	423	Discounted Cash Flow	Constant Prepayment Rate	11.43% (N/A)
			Yield (Discount Rate of Cash Flows)	3.56% (N/A)

Collateralized Mortgage Obligations	423		Constant Default Rate	3.00% (N/A)

Total	$31,745

#	The table above does not include Level 3 investments that are valued by brokers and pricing services. At October 31, 2015, the value of these investments was approximately $166,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

Income Builder Fund

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at October 31, 2015		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(d)	Market Comparable Companies	Discount for lack of marketability (a)	10% (N/A)

Common Stock	—	(d)

	—	(d)	Discounted Cash Flow (c)	Discount for lack of marketability (a)	10% (N/A)

Preferred Stock	—	(d)

	105		Market Comparable Companies	EBITDA Multiple (b)	6.80x (6.80x)
				Discount for lack of marketability (a)	10% (N/A)
	277		Terms of Sale	Discount for lack of marketability (a)	12.5% (N/A)

Corporate Bonds	382

	471,259		Discounted Cash Flow	Constant Prepayment Rate	0.00% - 12.00% (3.40%)
				Constant Default Rate	0.00% - 36.00% (6.40%)
				Yield (Discount Rate of Cash Flows)	1.03% - 10.19% (4.13%)

Asset-Backed Securities	471,259

	3,628		Discounted Cash Flow	Constant Prepayment Rate	4.00% - 21.26% (12.75%)
				Constant Default Rate	0.00% - 6.65% (2.84%)
				Yield (Discount Rate of Cash Flows)	4.28% - 10.78% (6.52%)

Collateralized Mortgage Obligations	3,628

	56,723		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.46% - 10.91% (6.04%)

Commercial Mortgage-Backed Securities	56,723

Warrants	—	(e)	Intrinsic Value	Issue Price vs. Stock Price	(N/A)

Total	$531,992

EBITDA — Earnings before interest, taxes, Depreciation and Amortization.

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At October 31, 2015, the value of these investments was approximately $15,334,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

100	J.P. MORGAN FUNDS	OCTOBER 31, 2015

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.
(d)	Value is zero.
(e)	Amount rounds to less than $1,000.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of October 31, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — Global Allocation Fund invests in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds (amounts in thousands):

Affiliate	Value at October 31, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at October 31, 2015	Value at October 31, 2015
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$2,914	$533	$3,295	$(228)	$43	—	$—
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	1,145	392	1,449	(143)	2	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	5,106	501,757	418,831	—	20	88,032	88,032

	$9,165			$(371)	$65		$88,032

D. Loan Assignments — The Funds may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When the Funds purchase a loan assignment, the Funds have direct rights against the Borrower on a loan, provided, however, the Funds’ rights may be more limited than the Lender from which they acquired the assignment and the Funds may be able to enforce their rights only through the Agent. As a result, the Funds assume the credit risk of the Borrower as well as any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). The Funds may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because the Adviser may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Funds could experience delays or limitations in realizing the value on such collateral or have their interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale.

Loan assignments are also subject to the risks associated with high yield securities described under Note 7 — Risks, Concentrations and Indemnifications.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

E. Derivatives — The Funds used instruments including futures, forward foreign currency exchange contracts and options in connection with their investment strategy. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparties (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreement and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1). Options — Global Allocation Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

(2). Futures Contracts — The Funds used index, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to particular countries or regions. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

102	J.P. MORGAN FUNDS	OCTOBER 31, 2015

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of October 31, 2015, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Global Allocation Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Options (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net assets — Unrealized Appreciation	$8,710	$3,202	$—	$11,912
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	—	699	—	699
Foreign exchange contracts	Receivables	—	—	2,261	2,261

Total		$8,710	$3,901	$2,261	$14,872

Gross Liabilities:
Equity contracts	Payables, Net assets — Unrealized Depreciation	$—	$(2,725)	$—	$(2,725)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	—	(64)	—	(64)
Foreign exchange contracts	Payables	—	—	(1,033)	(1,033)

Total		$—	$(2,789)	$(1,033)	$(3,822)

(a)	The market value of options purchased is reported as an investment in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Income Builder Fund

Derivative Contract	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Currency contracts	Receivables, Net assets — Unrealized Appreciation	$11,971
Interest rate contracts	Receivables, Net assets — Unrealized Appreciation	3,518

Total		$15,489

Gross Liabilities:
Currency contracts	Payables, Net assets — Unrealized Depreciation	$(9,826)
Equity contracts	Payables, Net assets — Unrealized Depreciation	(12,234)
Interest rate contracts	Payables, Net assets — Unrealized Depreciation	(106)

Total		$(22,166)

(a)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2015, by primary underlying risk exposure (amounts in thousands):

Global Allocation Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(2,864)	$3,308	$—	$444
Foreign exchange contracts	—	303	1,354	1,657
Interest rate contracts	—	(1,986)	—	(1,986)

Total	$(2,864)	$1,625	$1,354	$115

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$8,489	$5	$—	$8,494
Foreign exchange contracts	—	—	920	920
Interest rate contracts	—	586	—	586

Total	$8,489	$591	$920	$10,000

Income Builder Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(1,460)	$—	$(1,460)
Foreign exchange contracts	56,835	10	56,845
Interest rate contracts	(69,882)	—	(69,882)

Total	$(14,507)	$10	$(14,497)

104	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Currency contracts	$(12,205)	$—	$(12,205)
Equity contracts	(12,789)	—	(12,789)
Foreign exchange contracts	—	(44)	(44)
Interest rate contracts	17,439	—	17,439

Total	$(7,555)	$(44)	$(7,599)

The Funds’ derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, forward foreign currency exchange contracts and options activity during the year ended October 31, 2015. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Global Allocation Fund		Income Builder Fund
Futures Contracts:
Currency
Average Notional Balance Long	$24,698	(a)	$—
Average Notional Balance Short	—		1,232,812
Ending Notional Balance Long	—		—
Ending Notional Balance Short	—		1,450,136
Equity
Average Notional Balance Long	39,132		28,294
Average Notional Balance Short	27,546		274,875	(b)
Ending Notional Balance Long	57,000		14,889
Ending Notional Balance Short	64,031		194,890
Interest Rate
Average Notional Balance Long	31,162		438,702	(c)
Average Notional Balance Short	44,532		1,648,761
Ending Notional Balance Long	54,642		138,916
Ending Notional Balance Short	25,250		1,699,705

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	7,112		1,966	(d)
Average Settlement Value Sold	77,257		1,364
Ending Settlement Value Purchased	25,082		—
Ending Settlement Value Sold	186,953		—

Exchange-Traded Options:
Average Number of Contracts Purchased	335		—
Ending Number of Contracts Purchased	1,240		—

(a)	For the period May 1, 2015 through May 31, 2015.
(b)	For the period September 1, 2015 through October 31, 2015.
(c)	For the period January 1, 2015 through October 31, 2015.
(d)	For the period November 1, 2014 through November 30, 2014.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported

OCTOBER 31, 2015	J.P. MORGAN FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Funds for the year ended October 31, 2015 are as follows (amounts in thousands):

	Class A	Class C	Class R2		Select Class
Global Allocation Fund	$43	$29	$—	(a)	$52
Income Builder Fund	1,901	3,076	n/a		1,886

(a)	Amount rounds to less than $1,000.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. Income Builder Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax on the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Global Allocation Fund	$—	$(1,606)	$1,606
Income Builder Fund	—	(15,548)	15,548

The reclassifications for the Funds relate primarily to foreign currency gains or losses.

106	J.P. MORGAN FUNDS	OCTOBER 31, 2015

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Global Allocation Fund	0.60%
Income Builder Fund	0.45

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Global Allocation Fund	0.25%	0.75%	0.50%
Income Builder Fund	0.25	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Global Allocation Fund	$248	$1
Income Builder Fund	2,078	23

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class Select
Global Allocation Fund	0.25%	0.25%	0.25%	0.25%
Income Builder Fund	0.25	0.25	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Select Class
Global Allocation Fund*	1.03%	1.53%	1.28%	0.78%
Income Builder Fund	0.75	1.25	n/a	0.60

*	Prior March 1, 2015, the contractual expense limitation percentages for Global Allocation Fund were 1.05%, 1.55%, 1.30% and 0.80% for Class A, Class C, Class R2 and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the year ended October 31, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Global Allocation Fund	$808	$231	$81	$1,120	$—	(a)
Income Builder Fund	23,713	10,122	8,693	42,528	—

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2015 was as follows (amounts in thousands):

Global Allocation Fund	$49
Income Builder Fund	385

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Global Allocation Fund	$1
Income Builder Fund	110

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

108	J.P. MORGAN FUNDS	OCTOBER 31, 2015

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Global Allocation Fund	$665,617	$99,202	$12,186	$7,597
Income Builder Fund	7,060,373	5,698,621	36,954	16,211

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Allocation Fund	$760,965	$19,267	$20,289	$(1,022)
Income Builder Fund	12,218,443	394,098	195,061	199,037

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Global Allocation Fund	$4,169	$1,378	$—	$5,547
Income Builder Fund	483,632	19,867	18,688	522,187

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Global Allocation Fund	$545	$759	$1,304
Income Builder Fund	438,465	—	438,465

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Global Allocation Fund	$3,213	$1,080	$(4,678)
Income Builder Fund	—	(201,020)	198,489

For the Funds, the cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, straddle loss deferrals, mark to market of futures contracts, mark to market of options contracts, mark to market of PFICs and wash sale loss deferrals.

At October 31, 2015, the following Fund had net capital loss carryforwards available to offset future realized capital gains as follows (amounts in thousands):

	Capital Loss Carryforwards Character
	Short-Term	Long-Term
Income Builder Fund	$194,071	$6,949

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

OCTOBER 31, 2015	J.P. MORGAN FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015. Average borrowings from the Facility for, or at any time during, the year ended October 31, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Income Builder Fund	$26,192	0.25%	3	$1

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds each have shareholders, which are in accounts maintained by financial intermediaries on behalf of their clients, which own a significant portion of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject each Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Global Allocation Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their net asset value (also known as a discount or premium, respectively).

Because of Global Allocation Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deems representative of its value, the value of the Funds’ net assets could be adversely affected.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

110	J.P. MORGAN FUNDS	OCTOBER 31, 2015

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes, exchange-traded notes, forward foreign currency exchange contracts and To-Be-Announced securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

As of October 31, 2015, the Funds had the following country allocations representing greater than 10% of total investments:

United States
Global Allocation Fund	58.9%
Income Builder Fund	62.1

OCTOBER 31, 2015	J.P. MORGAN FUNDS	111

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Income Builder Fund and JPMorgan Global Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Income Builder Fund and JPMorgan Global Allocation Fund (each a separate Fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at October 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 28, 2015

112	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

OCTOBER 31, 2015	J.P. MORGAN FUNDS	113

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

114	J.P. MORGAN FUNDS	OCTOBER 31, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Global Allocation Fund
Class A
Actual	$1,000.00	$979.10	$5.04	1.01%
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class C
Actual	1,000.00	976.60	7.52	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class R2
Actual	1,000.00	978.00	6.28	1.26
Hypothetical	1,000.00	1,018.85	6.41	1.26
Select Class
Actual	1,000.00	980.20	3.79	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

Income Builder Fund
Class A
Actual	$1,000.00	$977.80	$3.74	0.75%
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class C
Actual	1,000.00	975.20	6.22	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Select Class
Actual	1,000.00	978.60	2.99	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

116	J.P. MORGAN FUNDS	OCTOBER 31, 2015

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for both of the Funds whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds in which the JPMorgan Global Allocation Fund invests (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to each Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to each Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and

OCTOBER 31, 2015	J.P. MORGAN FUNDS	117

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to each Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds including the benefits received by the Adviser and its affiliates in connection with the JPMorgan Global Allocation Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from each Fund and/or Underlying Funds for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser

118	J.P. MORGAN FUNDS	OCTOBER 31, 2015

and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of each Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-, three- and five- year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for each Fund at regular Board meetings by the Adviser and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the JPMorgan Global Allocation Fund’s performance was in the second quintile for both Class A and Select Class shares for the one- and three- year periods ended December 31, 2014, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted the JPMorgan Income Builder Fund’s performance was in the third, third and second quintiles for Class A shares and in the second, third, and second quintiles for Select Class shares for the one- three-, and five-year periods ended December 31, 2014, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that they were satisfied with the Adviser’s analysis of the Fund’s performance.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the JPMorgan Global Allocation Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory contracts of the Underlying Funds in which the Fund invests.

The Trustees noted that the JPMorgan Income Builder Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	119

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2015:

Dividend Received Deduction
Global Allocation Fund	17.48%
Income Builder Fund	18.52

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Long Term Capital Gain
Global Allocation Fund	$1,378
Income Builder Fund	19,867

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015 (amounts in thousands):

Qualified Dividend Income
Global Allocation Fund	$3,199
Income Builder Fund	251,968

120	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-IB-GAL-1015

Annual Report

J.P. Morgan Funds

October 31, 2015

JPMorgan Emerging Markets Local Currency Debt Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

George C.W. Gatch

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a

significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN FUNDS	1

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(18.38)%
J.P. Morgan GBI — EM Global Diversified Index	(17.42)%

Net Assets as of 10/31/2015 (In Thousands)	$192,021
Duration as of 10/31/2015	4.8 years

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to provide total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the J.P. Morgan GBI — EM Global Diversified Index (the “Benchmark”) for the twelve months ended October 31, 2015.

After significantly underperforming other asset classes in 2013 as nations with current account deficits suffered substantial bond market losses and heavy outflows, emerging market performance generally improved in 2014 and the first 10 months of 2015. But the emerging market local currency debt sector weakened in 2015. Inflows resumed in late 2014 and early 2015 into both local currency-denominated and U.S. dollar-denominated currency markets. Local currency emerging market debt underperformed dollar-denominated emerging market debt over the twelve months ended October 31, 2015.

Leading detractors from performance relative to the Benchmark included the Fund’s overweight position in the Mexican peso, which came under pressure as investors generally turned negative on emerging markets.

The Fund’s positioning in Brazil interest rates through interest rate swaps contracts also detracted from performance relative to the Benchmark. The Fund’s managers believed that deteriorating economic fundamentals and declining economic activity would support an interest rate cut by Brazil’s central bank to stimulate growth. However, elevated inflation and a currency sell-off restricted the central bank’s ability to implement such policy easing.

The Fund’s short position in the Brazilian real and its short position in the Colombian peso early in the twelve month reporting period were leading contributors to relative performance. Domestic and political-economic concerns continued to weigh on the Brazilian currency and Standard & Poor’s downgraded the currency in the third quarter of 2015. A short position in the Colombian peso benefitted the Fund as economic weakness was exacerbated by the continued decline in oil prices.

HOW WAS THE FUND POSITIONED?

The Fund invested primarily in debt securities from emerging market countries that the Fund’s portfolio managers believed had the potential to provide total return, using these investments to establish overweight and underweight currency positions versus the Benchmark. The Fund also used currency derivatives to establish overweight and underweight currency positions versus the Benchmark and held U.S. cash and/or cash equivalents as support for these positions. At the end of the reporting period, the Fund’s largest currency overweight positions versus the Benchmark were in the U.S., U.K. and Brazil. In the case of the Brazilian real, the portfolio managers believed negative news about the Brazilian economy had been “priced in” at the end of the reporting period and they took a tactical long position in the currency.

The portfolio managers also looked to position the portfolio to benefit from changes in the interest rates of different countries. In terms of local interest rates, the Fund was overweight at the end of the reporting period in Mexico, South Africa, Thailand and Hungary, as the Fund’s portfolio managers believed that the economic fundamentals of these countries would lead to lower interest rates (generally, bond prices increase when interest rates decline).

2	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PORTFOLIO COMPOSITION BY SECURITY TYPE***
Foreign Government Securities	64.2%
Short-Term Investment	35.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	35.8%
Turkey	10.9
Indonesia	7.0
Russia	5.7
Thailand	5.6
Hungary	5.4
Malaysia	4.9
South Africa	4.7
Mexico	4.3
Colombia	4.2
Brazil	3.5
Romania	3.3
Poland	2.9
Peru	1.4
Others (each less than 1.0%)	0.4%

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	3

JPMorgan Emerging Markets Local Currency Debt Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	June 29, 2012
Without Sales Charge		(18.67)%	(9.25)%	(7.48)%
With Sales Charge*		(21.70)	(10.40)	(8.53)
CLASS C SHARES	June 29, 2012
Without CDSC		(19.16)	(9.69)	(7.95)
With CDSC**		(20.16)	(9.69)	(7.95)
CLASS R2 SHARES	June 29, 2012	(18.88)	(9.48)	(7.71)
CLASS R5 SHARES	June 29, 2012	(18.29)	(8.84)	(7.06)
CLASS R6 SHARES	June 29, 2012	(18.26)	(8.79)	(7.01)
SELECT CLASS SHARES	June 29, 2012	(18.38)	(9.00)	(7.23)

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/29/12 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 29, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Local Currency Debt Fund, the J.P. Morgan GBI-EM Global Diversified Index and the Lipper Emerging Markets Local Currency Debt Funds Index from June 29, 2012 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the J.P. Morgan GBI-EM Global Diversified Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The performance of the Lipper Emerging Markets Local Currency Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The Lipper Emerging Markets Local Currency Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2015

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — 63.0%
	Brazil — 3.3%
BRL9,170	Brazil Letras do Tesouro Nacional, Zero Coupon, 01/01/18	1,732
	Brazil Notas do Tesouro Nacional Series F,
BRL18,490	10.000%, 01/01/21	3,875
BRL1,846	10.000%, 01/01/23	366
BRL2,309	10.000%, 01/01/25	438

		6,411

	Colombia — 4.1%
	Republic of Colombia,
COP15,293,200	6.000%, 04/28/28	4,332
COP11,140,000	7.750%, 09/18/30	3,612

		7,944

	Hungary — 5.3%
	Republic of Hungary,
HUF310,010	3.000%, 06/26/24	1,058
HUF1,118,080	5.500%, 06/24/25	4,628
HUF69,910	6.000%, 11/24/23	294
HUF530,000	6.500%, 06/24/19	2,148
HUF157,920	7.000%, 06/24/22	688
HUF330,600	7.500%, 11/12/20	1,438

		10,254

	Indonesia — 6.9%
	Republic of Indonesia,
IDR 32,000,000	8.250%, 05/15/36	2,142
IDR 75,010,000	8.375%, 03/15/24	5,331
IDR 23,270,000	8.375%, 03/15/34	1,581
IDR 49,768,000	9.000%, 03/15/29	3,598
IDR6,600,000	10.500%, 08/15/30	532

		13,184

	Kenya — 0.2%
600	Citigroup, Inc., CLN, 12.000%, 11/15/32 (linked to Republic of Kenya 20-Year Bond, 12.000%, 11/15/32; credit rating B)	439

	Malaysia — 4.9%
	Malaysia Government Bond,
MYR7,600	3.480%, 03/15/23	1,691
MYR5,900	3.844%, 04/15/33	1,248
MYR8,660	3.892%, 03/15/27	1,919
MYR8,000	3.955%, 09/15/25	1,834
MYR7,600	4.048%, 09/30/21	1,765
MYR2,100	4.160%, 07/15/21	491
MYR1,800	4.181%, 07/15/24	418

		9,366

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Mexico — 4.2%
	United Mexican States,
MXN2,876	4.000%, 11/15/40	185
MXN30,100	7.500%, 06/03/27	2,002
MXN12,000	7.750%, 05/29/31	815
MXN19,600	7.750%, 11/13/42	1,328
MXN50,550	8.500%, 05/31/29	3,640
MXN2,300	10.000%, 12/05/24	178

		8,148

	Peru — 1.3%
	Republic of Peru,
PEN3,691	Reg. S, 6.900%, 08/12/37, GDN	1,053
PEN5,231	Reg. S, 6.950%, 08/12/31, GDN	1,529

		2,582

	Philippines — 0.1%
PHP10,000	Republic of Philippines, 3.900%, 11/26/22	209

	Poland — 2.9%
	Republic of Poland,
PLN2,650	2.500%, 07/25/26	666
PLN7,700	5.750%, 10/25/21	2,376
PLN3,550	5.750%, 09/23/22	1,112
PLN3,896	5.750%, 04/25/29	1,322

		5,476

	Romania — 3.3%
	Republic of Romania,
RON1,020	4.750%, 02/24/25	278
RON3,750	5.750%, 04/29/20	1,062
RON1,230	5.850%, 04/26/23	357
RON10,030	5.900%, 07/26/17	2,678
RON6,490	5.950%, 06/11/21	1,875

		6,250

	Russia — 5.6%
	Russian Federation,
RUB256,274	6.700%, 05/15/19	3,632
RUB70,000	6.800%, 12/11/19	982
RUB111,899	7.000%, 08/16/23	1,484
RUB26,760	7.500%, 02/27/19	391
RUB72,400	7.600%, 04/14/21	1,027
RUB229,700	7.600%, 07/20/22	3,196

		10,712

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	5

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — continued
	South Africa — 4.7%
	Republic of South Africa,
ZAR33,300	6.250%, 03/31/36	1,803
ZAR29,149	7.000%, 02/28/31	1,790
ZAR12,450	8.250%, 03/31/32	853
ZAR45,425	8.750%, 02/28/48	3,167
ZAR9,700	8.875%, 02/28/35	693
ZAR7,800	10.500%, 12/21/26	651

		8,957

	Thailand — 5.5%
	Thailand Government Bond,
THB49,200	3.580%, 12/17/27	1,492
THB 160,070	3.650%, 12/17/21	4,798
THB117,500	3.850%, 12/12/25	3,640
THB19,993	4.875%, 06/22/29	684

		10,614

	Turkey — 10.7%
	Republic of Turkey,
TRY4,690	7.100%, 03/08/23	1,394
TRY6,400	7.400%, 02/05/20	2,019
TRY2,414	8.000%, 03/12/25	749
TRY7,900	8.200%, 11/16/16	2,660

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Turkey — continued
TRY14,550	8.500%, 07/10/19	4,785
TRY4,028	8.500%, 09/14/22	1,299
TRY910	8.800%, 09/27/23	297
TRY6,392	9.000%, 03/08/17	2,160
TRY2,100	9.000%, 07/24/24	693
TRY4,440	9.500%, 01/12/22	1,502
TRY1,230	10.400%, 03/20/24	439
TRY7,194	10.500%, 01/15/20	2,540

		20,537

	Total Foreign Government Securities (Cost $149,323)	121,083

SHARES
Short-Term Investment — 35.3%
	Investment Company — 35.3%
67,743	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $67,743)	67,743

	Total Investments — 98.3% (Cost $217,066)	188,826
	Other Assets in Excess of Liabilities — 1.7% (c)	3,195

	NET ASSETS — 100.0%	$192,021

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
53	90-Day Eurodollar	03/14/16	USD	13,179	32
108	90-Day Eurodollar	12/19/16	USD	26,727	50
	Short Futures Outstanding
(60)	5 Year U.S. Treasury Note	12/31/15	USD	(7,186)	45
(53)	90-Day Eurodollar	03/13/17	USD	(13,098)	(49)
(108)	90-Day Eurodollar	12/18/17	USD	(26,582)	(60)

					18

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
7,482	BRL	BNP Paribas†	12/15/15	1,903	1,913	10
9,360	BRL	Deutsche Bank AG†	12/15/15	2,325	2,394	69
24,051	BRL	Credit Suisse International†	01/20/16	5,961	6,076	115
43,978	BRL	Deutsche Bank AG†	01/20/16	11,320	11,110	(210)
4,523	BRL	Goldman Sachs International†	01/20/16	1,129	1,142	13
1,908,995	CLP	HSBC Bank, N.A.†	12/15/15	2,750	2,750	— (h)
228,727	CLP	HSBC Bank, N.A.†	01/20/16	335	328	(7)
3,665,794	COP	Deutsche Bank AG†	01/20/16	1,228	1,253	25
1,540,619	COP	Goldman Sachs International†	01/20/16	523	526	3
9,315,827	COP	HSBC Bank, N.A.†	01/20/16	3,236	3,184	(52)
2,473,540	COP	Standard Chartered Bank†	01/20/16	828	845	17
3,731	EUR	Credit Suisse International	12/15/15	4,259	4,106	(153)
2,314	EUR	Union Bank of Switzerland AG	12/15/15	2,581	2,546	(35)
1,621	GBP	Credit Suisse International	12/15/15	2,470	2,499	29
2,643	GBP	HSBC Bank, N.A.	12/15/15	4,084	4,074	(10)
4,943	GBP	Union Bank of Switzerland AG	12/15/15	7,523	7,619	96
993,601	HUF	Deutsche Bank AG	01/20/16	3,625	3,513	(112)
13,422,889	IDR	Credit Suisse International†	01/20/16	952	951	(1)
21,096,232	IDR	HSBC Bank, N.A.†	01/20/16	1,523	1,495	(28)
44,613,024	IDR	Standard Chartered Bank†	01/20/16	3,114	3,162	48
481,898	KRW	HSBC Bank, N.A.†	12/15/15	426	422	(4)
34,237	MXN	Deutsche Bank AG	12/15/15	2,062	2,066	4
118,710	MXN	Citibank, N.A.	01/20/16	7,181	7,146	(35)
32,814	MXN	Deutsche Bank AG	01/20/16	1,966	1,975	9
37,868	MXN	Goldman Sachs International	01/20/16	2,267	2,280	13
49,246	MYR	Credit Suisse International†	01/20/16	11,611	11,423	(188)
2,239	PEN	HSBC Bank, N.A.†	01/20/16	675	673	(2)
121,329	PHP	Goldman Sachs International†	12/15/15	2,606	2,588	(18)
50,471	PHP	Credit Suisse International†	01/20/16	1,099	1,074	(25)
19,559	PLN	HSBC Bank, N.A.	12/15/15	5,238	5,055	(183)
8,877	PLN	Societe Generale	12/15/15	2,334	2,294	(40)
7,940	PLN	Barclays Bank plc	01/20/16	2,132	2,050	(82)
5,314	PLN	Deutsche Bank AG	01/20/16	1,378	1,372	(6)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	7

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
6,396	PLN	Goldman Sachs International	01/20/16	1,701	1,652	(49)
47,998	PLN	HSBC Bank, N.A.	01/20/16	12,900	12,395	(505)
4,288	RON	Merrill Lynch International	01/20/16	1,100	1,063	(37)
2,094	RON	Royal Bank of Scotland	01/20/16	538	519	(19)
95,987	RUB	Credit Suisse International†	01/20/16	1,460	1,468	8
5,877	SGD	BNP Paribas	12/15/15	4,210	4,189	(21)
3,112	SGD	Credit Suisse International	12/15/15	2,221	2,218	(3)
534	SGD	Goldman Sachs International	12/15/15	374	381	7
7,304	SGD	TD Bank Financial Group	12/15/15	5,241	5,206	(35)
14,528	THB	Credit Suisse International	01/20/16	406	407	1
82,836	THB	HSBC Bank, N.A.	01/20/16	2,327	2,323	(4)
124,313	THB	Morgan Stanley	01/20/16	3,477	3,485	8
16,430	THB	Societe Generale	01/20/16	459	461	2
41,210	THB	Standard Chartered Bank	01/20/16	1,137	1,155	18
1,360	TRY	BNP Paribas	12/15/15	440	461	21
14,271	TRY	HSBC Bank, N.A.	12/15/15	4,662	4,834	172
5,031	TRY	Deutsche Bank AG	01/20/16	1,686	1,686	— (h)
7,033	TRY	HSBC Bank, N.A.	01/20/16	2,337	2,358	21
5,558	ZAR	BNP Paribas	12/15/15	393	399	6
64,857	ZAR	HSBC Bank, N.A.	12/15/15	4,787	4,651	(136)
150,318	ZAR	Deutsche Bank AG	01/20/16	11,116	10,708	(408)
7,124	ZAR	Morgan Stanley	01/20/16	515	508	(7)
30,566	ZAR	Societe Generale	01/20/16	2,216	2,177	(39)
10,816	ZAR	Standard Chartered Bank	01/20/16	789	770	(19)
				169,136	167,378	(1,758)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
9,360	BRL	Deutsche Bank AG†	12/15/15	2,386	2,394	(8)
14,201	BRL	Deutsche Bank AG†	01/20/16	3,581	3,587	(6)
6,994	BRL	HSBC Bank, N.A.†	01/20/16	1,738	1,767	(29)
1,908,995	CLP	Credit Suisse International†	12/15/15	2,734	2,750	(16)
1,323,604	CLP	Deutsche Bank AG†	12/15/15	1,908	1,906	2
1,933,241	COP	Deutsche Bank AG†	01/20/16	655	660	(5)
3,104,833	COP	HSBC Bank, N.A.†	01/20/16	1,051	1,062	(11)
1,081,671	COP	Standard Chartered Bank†	01/20/16	366	370	(4)
3,731	EUR	Royal Bank of Canada	12/15/15	4,171	4,106	65
2,314	EUR	Societe Generale	12/15/15	2,585	2,546	39
6,187	GBP	Credit Suisse International	12/15/15	9,510	9,535	(25)
377	GBP	Standard Chartered Bank	12/15/15	571	582	(11)
260,259	HUF	Citibank, N.A.	01/20/16	948	921	27
514,176	HUF	Deutsche Bank AG	01/20/16	1,821	1,818	3
146,099	HUF	Standard Chartered Bank	01/20/16	518	516	2
18,298,476	IDR	Deutsche Bank AG†	01/20/16	1,295	1,297	(2)
21,576,999	IDR	HSBC Bank, N.A.†	01/20/16	1,524	1,529	(5)

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2015

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
4,834,220	KRW	HSBC Bank, N.A.†	12/15/15	4,261	4,228	33
34,237	MXN	Deutsche Bank AG	12/15/15	2,043	2,066	(23)
14,458	MXN	Deutsche Bank AG	01/20/16	867	870	(3)
8,061	MXN	Goldman Sachs International	01/20/16	482	486	(4)
23,298	MXN	HSBC Bank, N.A.	01/20/16	1,401	1,402	(1)
5,814	MYR	Deutsche Bank AG†	01/20/16	1,367	1,348	19
6,430	MYR	HSBC Bank, N.A.†	01/20/16	1,504	1,492	12
121,329	PHP	HSBC Bank, N.A.†	12/15/15	2,569	2,587	(18)
16,258	PHP	HSBC Bank, N.A.†	01/20/16	350	347	3
28,436	PLN	Union Bank of Switzerland AG	12/15/15	7,472	7,350	122
1,345	PLN	Barclays Bank plc	01/20/16	347	347	— (h)
5,725	PLN	Deutsche Bank AG	01/20/16	1,504	1,478	26
2,334	PLN	HSBC Bank, N.A.	01/20/16	619	603	16
830	PLN	Standard Chartered Bank	01/20/16	223	214	9
5,582	PLN	Union Bank of Switzerland AG	01/20/16	1,483	1,441	42
5,725	RON	Deutsche Bank AG	01/20/16	1,465	1,419	46
2,501	RON	HSBC Bank, N.A	01/20/16	639	620	19
59,123	RUB	Credit Suisse International†	01/20/16	941	905	36
33,239	RUB	Deutsche Bank AG†	01/20/16	520	508	12
65,875	RUB	HSBC Bank, N.A.†	01/20/16	1,030	1,007	23
3,024	SGD	BNP Paribas	12/15/15	2,195	2,156	39
3,646	SGD	Citibank, N.A.	12/15/15	2,555	2,599	(44)
2,852	SGD	Goldman Sachs International	12/15/15	2,043	2,033	10
7,304	SGD	Standard Chartered Bank	12/15/15	5,134	5,207	(73)
42,591	THB	Citibank, N.A.	01/20/16	1,195	1,194	1
109,720	THB	Deutsche Bank AG	01/20/16	3,061	3,076	(15)
15,668	THB	Societe Generale	01/20/16	438	440	(2)
7,996	TRY	HSBC Bank, N.A.	12/15/15	2,555	2,708	(153)
7,635	TRY	Union Bank of Switzerland AG	12/15/15	2,486	2,586	(100)
4,545	TRY	Citibank, N.A.	01/20/16	1,525	1,524	1
5,163	TRY	Deutsche Bank AG	01/20/16	1,721	1,731	(10)
6,637	TRY	Standard Chartered Bank	01/20/16	2,204	2,225	(21)
35,216	ZAR	Goldman Sachs International	12/15/15	2,469	2,525	(56)
55,344	ZAR	Societe Generale	12/15/15	4,087	3,969	118
35,199	ZAR	Union Bank of Switzerland AG	12/15/15	2,543	2,525	18
33,608	ZAR	Deutsche Bank AG	01/20/16	2,461	2,394	67
5,760	ZAR	Standard Chartered Bank	01/20/16	422	410	12
18,078	ZAR	State Street Corp.	01/20/16	1,339	1,288	51
				108,882	108,654	228

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	9

JPMorgan Emerging Markets Local Currency Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

Interest Rate Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	CURRENCY	NOTIONAL AMOUNT	VALUE
Bank of America N.A.	Brazilian CDI at maturity	Brazilian Real, 12.800% at maturity	01/02/18	BRL	19,300	(241)
Bank of America N.A.	Brazilian CDI at maturity	Brazilian Real, 15.410% at maturity	01/02/18	BRL	13,000	(17)
Bank of America N.A.	Brazilian CDI at maturity	Brazilian Real, 12.240% at maturity	01/04/21	BRL	12,000	(293)
Bank of America N.A.	3 month JIBAR quarterly	7.970% quarterly	05/14/24	ZAR	20,000	(4)
Bank of America N.A.	3.120% semi-annually	6 month BUBOR semi-annually	06/04/25	HUF	250,000	(40)
Bank of America N.A.	6 month WIBOR semi-annually	2.745% semi-annually	06/05/25	PLN	6,200	74
Bank of America N.A.	3 month JIBAR quarterly	7.985% quarterly	07/17/25	ZAR	98,000	(91)
Citibank, N.A.	3 month WIBOR quarterly	1.960% quarterly	05/18/17	PLN	53,100	77
Citibank, N.A.	Brazilian CDI at maturity	13.025% at maturity	01/02/18	BRL	20,000	(225)
Citibank, N.A.	3.320% semi-annually	6 month BUBOR semi-annually	06/05/25	HUF	239,400	(53)
Citibank, N.A.	6 month WIBOR semi-annually	2.833% semi-annually	06/05/25	PLN	6,100	80
Citibank, N.A.	1 month TIIE monthly	6.310% monthly	07/08/25	MXN	123,000	41
Citibank, N.A.	3 month KLIBOR quarterly	4.295% quarterly	09/24/23	MYR	5,880	(34)
Citibank, N.A.	6 month WIBOR semi-annually	3.660% semi-annually	09/26/18	PLN	9,500	149
Citibank, N.A.	6 month THBFIX semi-annually	3.870% semi-annually	09/26/23	THB	65,000	184
Deutsche Bank AG, New York	3 month JIBAR quarterly	7.865% quarterly	09/23/23	ZAR	21,000	(10)

						(403)

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2015

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

BRL	— Brazilian Real
BUBOR	— Budapest Interbank Offered Rate
CDI	— Certificado de Deposito Interbancario
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of October 31, 2015. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CLP	— Chilean Peso
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
GDN	— Global Depository Note
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
JIBAR	— Johannesburg Interbank Agreed Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KRW	— Korean Republic Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

RON	— Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
THBFIX	— Thai Baht Interest Rate Fixing
TRY	— Turkish Lira
TIIE	— Tasa de Interés Interbancaria de Equilibrio
USD	— United States Dollar
WIBOR	— Warsaw Interbank Offered Rate
ZAR	— South African Rand

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(l)	— The rate shown is the current yield as of October 31, 2015.
(r)	— Rates shown are per annum and payments are as described.
†	— Non-deliverable forward. See Note 2.C. in Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

(Amounts in thousands, except per share amounts)

	Emerging Markets Local Currency Debt Fund
ASSETS:
Investments in non-affiliates, at value	$121,083
Investments in affiliates, at value	67,743

Total investment securities, at value	188,826
Restricted cash	540
Cash	1,679
Foreign currency, at value	1,371
Deposits at broker for futures contracts	107
Receivables:
Investment securities sold	308
Fund shares sold	436
Interest from non-affiliates	2,285
Dividends from affiliates	4
Tax reclaims	16
Variation margin on futures contracts	1
Unrealized appreciation on forward foreign currency exchange contracts	1,588
Outstanding swap contracts, at value	605

Total Assets	197,766

LIABILITIES:
Payables:
Investment securities purchased	1,188
Fund shares redeemed	139
Unrealized depreciation on forward foreign currency exchange contracts	3,118
Outstanding swap contracts, at value	1,008
Accrued liabilities:
Investment advisory fees	40
Distribution fees	6
Shareholder servicing fees	10
Custodian and accounting fees	74
Collateral management fees	1
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	161

Total Liabilities	5,745

Net Assets	$192,021

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Emerging Markets Local Currency Debt Fund
NET ASSETS:
Paid-in-Capital	$234,886
Accumulated undistributed (distributions in excess of) net investment income	986
Accumulated net realized gains (losses)	(13,667)
Net unrealized appreciation (depreciation)	(30,184)

Total Net Assets	$192,021

Net Assets:
Class A	$27,511
Class C	18
Class R2	18
Class R5	19
Class R6	135,050
Select Class	29,405

Total	$192,021

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,639
Class C	3
Class R2	2
Class R5	2
Class R6	17,650
Select Class	3,866

Net Asset Value (a):
Class A — Redemption price per share	$7.56
Class C — Offering price per share (b)	7.47
Class R2 — Offering and redemption price per share	7.52
Class R5 — Offering and redemption price per share	7.64
Class R6 — Offering and redemption price per share	7.65
Select Class — Offering and redemption price per share	7.61
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$7.85

Cost of investments in non-affiliates	$149,323
Cost of investments in affiliates	67,743
Cost of foreign currency	1,369

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015

(Amounts in thousands)

Emerging Markets Local Currency Debt Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$14,251
Interest income from affiliates	12
Dividend income from affiliates	44
Foreign taxes withheld	(385)

Total investment income	13,922

EXPENSES:
Investment advisory fees	1,971
Administration fees	231
Distribution fees:
Class A	67
Class C	—(a)
Class R2	—(a)
Shareholder servicing fees:
Class A	67
Class C	—(a)
Class R2	—(a)
Class R5	—(a)
Select Class	280
Custodian and accounting fees	242
Interest expense to affiliates	1
Professional fees	111
Collateral management fees	1
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	41
Registration and filing fees	106
Transfer agent fees	9
Sub-transfer agent fees (See Note 2.F.)	117
Other	6

Total expenses	3,253

Less fees waived	(929)
Less expense reimbursements	(49)

Net expenses	2,275

Net investment income (loss)	11,647

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(37,730)
Futures	26
Foreign currency transactions	(14,032)
Options written	167
Swaps	(327)

Net realized gain (loss)	(51,896)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(17,404)
Futures	(29)
Foreign currency translations	(1,886)
Swaps	(652)

Change in net unrealized appreciation/depreciation	(19,971)

Net realized/unrealized gains (losses)	(71,867)

Change in net assets resulting from operations	$(60,220)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,647	$9,461
Net realized gain (loss)	(51,896)	(15,311)
Distributions of capital gains received from investment company affiliates	—	— (a)
Change in net unrealized appreciation/depreciation	(19,971)	(6,026)

Change in net assets resulting from operations	(60,220)	(11,876)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—
Return of capital	(12)	—
Class R5
From net investment income	— (a)	—
Return of capital	— (a)	—
Class R6
From net investment income	(62)	—
Return of capital	(104)	—
Select Class
From net investment income	(1)	—
Return of capital	(86)	—

Total distributions to shareholders	(265)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(61,596)	175,496

NET ASSETS:
Change in net assets	(122,081)	163,620
Beginning of period	314,102	150,482

End of period	$192,021	$314,102

Accumulated undistributed (distributions in excess of) net investment income	$986	$(2,961)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Local Currency Debt Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,885	$28,321
Distributions reinvested	5	—
Cost of shares redeemed	(11,352)	(2,187)

Change in net assets resulting from Class A capital transactions	$7,538	$26,134

Class C
Proceeds from shares issued	$— (a)	$8
Cost of shares redeemed	(27)	—

Change in net assets resulting from Class C capital transactions	$(27)	$8

Class R2
Proceeds from shares issued	$— (a)	$—
Cost of shares redeemed	(21)	—

Change in net assets resulting from Class R2 capital transactions	$(21)	$—

Class R5
Proceeds from shares issued	$— (a)	$—
Distributions reinvested	— (a)	—
Cost of shares redeemed	(22)	—

Change in net assets resulting from Class R5 capital transactions	$(22)	$—

Class R6
Proceeds from shares issued	$15,613	$149,925
Distributions reinvested	160	—
Cost of shares redeemed	(4,667)	(311)

Change in net assets resulting from Class R6 capital transactions	$11,106	$149,614

Select Class
Proceeds from shares issued	$1,904	$10,426
Distributions reinvested	87	—
Cost of shares redeemed	(82,161)	(10,686)

Change in net assets resulting from Select Class capital transactions	$(80,170)	$(260)

Total change in net assets resulting from capital transactions	$(61,596)	$175,496

SHARE TRANSACTIONS:
Class A
Issued	2,288	2,935
Reinvested	1	—
Redeemed	(1,374)	(229)

Change in Class A Shares	915	2,706

Class C
Issued	—	1
Redeemed	(3)	—

Change in Class C Shares	(3)	1

Class R2
Redeemed	(3)	—

Change in Class R2 Shares	(3)	—

Class R5
Reinvested	— (a)	—
Redeemed	(3)	—

Change in Class R5 Shares	(3)	—

Class R6
Issued	1,836	15,450
Reinvested	18	—
Redeemed	(556)	(33)

Change in Class R6 Shares	1,298	15,417

Select Class
Issued	233	1,073
Reinvested	10	—
Redeemed	(10,889)	(1,110)

Change in Select Class Shares	(10,646)	(37)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital
Emerging Markets Local Currency Debt Fund
Class A
Year Ended October 31, 2015	$9.30	$0.31	(f)(g)	$(2.05)	$(1.74)	$—	$—	$— (h)
Year Ended October 31, 2014	9.69	0.39	(f)	(0.78)	(0.39)	—	—	—
Year Ended October 31, 2013	10.27	0.33	(f)	(0.76)	(0.43)	(0.03)	(0.01)	(0.11)
June 29, 2012 (j) through October 31, 2012	10.00	0.11		0.21	0.32	(0.05)	—	—

Class C
Year Ended October 31, 2015	9.23	0.28	(f)(g)	(2.04)	(1.76)	—	—	—
Year Ended October 31, 2014	9.67	0.33	(f)	(0.77)	(0.44)	—	—	—
Year Ended October 31, 2013	10.27	0.27	(f)	(0.75)	(0.48)	(0.03)	(0.01)	(0.08)
June 29, 2012 (j) through October 31, 2012	10.00	0.09		0.22	0.31	(0.04)	—	—

Class R2
Year Ended October 31, 2015	9.27	0.30	(f)(g)	(2.05)	(1.75)	—	—	—
Year Ended October 31, 2014	9.68	0.35	(f)	(0.76)	(0.41)	—	—	—
Year Ended October 31, 2013	10.27	0.30	(f)	(0.75)	(0.45)	(0.04)	(0.01)	(0.09)
June 29, 2012 (j) through October 31, 2012	10.00	0.10		0.21	0.31	(0.04)	—	—

Class R5
Year Ended October 31, 2015	9.36	0.37	(f)(g)	(2.08)	(1.71)	— (h)	—	(0.01)
Year Ended October 31, 2014	9.71	0.42	(f)	(0.77)	(0.35)	—	—	—
Year Ended October 31, 2013	10.27	0.37	(f)	(0.75)	(0.38)	(0.04)	(0.01)	(0.13)
June 29, 2012 (j) through October 31, 2012	10.00	0.12		0.22	0.34	(0.07)	—	—

Class R6
Year Ended October 31, 2015	9.37	0.36	(f)(g)	(2.07)	(1.71)	— (h)	—	(0.01)
Year Ended October 31, 2014	9.72	0.43	(f)	(0.78)	(0.35)	—	—	—
Year Ended October 31, 2013	10.27	0.38	(f)	(0.75)	(0.37)	(0.04)	(0.01)	(0.13)
June 29, 2012 (j) through October 31, 2012	10.00	0.13		0.21	0.34	(0.07)	—	—

Select Class
Year Ended October 31, 2015	9.33	0.34	(f)(g)	(2.05)	(1.71)	— (h)	—	(0.01)
Year Ended October 31, 2014	9.70	0.40	(f)	(0.77)	(0.37)	—	—	—
Year Ended October 31, 2013	10.27	0.36	(f)	(0.76)	(0.40)	(0.04)	(0.01)	(0.12)
June 29, 2012 (j) through October 31, 2012	10.00	0.12		0.21	0.33	(0.06)	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012 and for the year ended October 31, 2013.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2015

		Ratios/Supplemental data
			Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$— (h)	$7.56	(18.67)%	$27,511	1.16%		3.75	%(g)	1.91%		134%
—	9.30	(4.02)	25,334	1.21		4.06		1.41		145
(0.15)	9.69	(4.26)	170	1.21	(i)	3.33	(i)	1.59	(i)	221
(0.05)	10.27	3.22	52	1.25	(i)	3.23	(i)	5.26	(i)	65

—	7.47	(19.07)	18	1.67		3.37	(g)	2.24		134
—	9.23	(4.55)	54	1.71		3.48		2.04		145
(0.12)	9.67	(4.75)	49	1.72	(i)	2.72	(i)	2.31	(i)	221
(0.04)	10.27	3.06	51	1.75	(i)	2.73	(i)	5.75	(i)	65

—	7.52	(18.88)	18	1.41		3.61	(g)	2.00		134
—	9.27	(4.24)	47	1.46		3.71		1.80		145
(0.14)	9.68	(4.53)	49	1.47	(i)	2.97	(i)	2.06	(i)	221
(0.04)	10.27	3.14	51	1.50	(i)	2.98	(i)	5.50	(i)	65

(0.01)	7.64	(18.29)	19	0.71		4.31	(g)	1.29		134
—	9.36	(3.60)	48	0.76		4.41		1.10		145
(0.18)	9.71	(3.82)	50	0.77	(i)	3.67	(i)	1.36	(i)	221
(0.07)	10.27	3.36	52	0.80	(i)	3.68	(i)	4.80	(i)	65

(0.01)	7.65	(18.26)	135,050	0.66		4.29	(g)	0.97		134
—	9.37	(3.60)	153,222	0.71		4.51		0.93		145
(0.18)	9.72	(3.70)	9,086	0.71	(i)	3.75	(i)	1.11	(i)	221
(0.07)	10.27	3.38	52	0.75	(i)	3.73	(i)	4.75	(i)	65

(0.01)	7.61	(18.38)	29,405	0.92		4.04	(g)	1.21		134
—	9.33	(3.81)	135,397	0.96		4.21		1.30		145
(0.17)	9.70	(4.03)	141,078	0.97	(i)	3.63	(i)	1.46	(i)	221
(0.06)	10.27	3.29	10,069	1.00	(i)	3.48	(i)	5.00	(i)	65

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Emerging Markets Local Currency Debt Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Non-Diversified

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein. The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Foreign Government Securities	$—	$120,644	$439	$121,083
Short-Term Investment
Investment Company	67,743	—	—	67,743

Total Investments in Securities	$67,743	$120,644	$439	$188,826

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,588	$—	$1,588
Futures Contracts	127	—	—	127
Interest Rate Swaps	—	605	—	605

Total Appreciation in Other Financial Instruments	$127	$2,193	$—	$2,320

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,118)	$—	$(3,118)
Futures Contracts	(109)	—	—	(109)
Interest Rate Swaps	—	(1,008)	—	(1,008)

Total Depreciation in Other Financial Instruments	$(109)	$(4,126)	$—	$(4,235)

There were no transfers between Levels 1 and 2 during the year ended October 31, 2015.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of October 31, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets

OCTOBER 31, 2015	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“writes”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included in the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended October 31, 2015 were as follows (amounts in thousands):

	Foreign Exchange Currency Options
	Notional Amount	Premiums Received
Options outstanding at October 31, 2014	$—	$—
Options written	(3,136)	(167)
Options expired	3,136	167
Options closed	—	—

Options outstanding at October 31, 2015	$—	$—

The Fund’s exchange traded options contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over the counter (“OTC”) options are subject to master netting agreements.

(2). Futures Contracts — The Fund used treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

The use of futures contracts exposes the Fund to interest rate risk. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation in the Statement of Operations. Realized gains or losses, representing the

22	J.P. MORGAN FUNDS	OCTOBER 31, 2015

difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close our all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund used forward foreign currency exchange contracts, including non-deliverable forwards, mainly as a substitute for securities in which the Fund can invest, to increase income or gain to the Fund and to hedge or manage the Fund’s exposure to foreign currency risks associated with portfolio investments. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of October 31, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The Fund’s Forward Foreign Currency Exchange Contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

(4). Swaps — The Fund engaged in various swap transactions, including interest rate, credit default and inflation-linked swaps to manage interest rate (e.g., duration, yield curve) risks and provide inflation protection within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts (“OTC swaps”) between the Fund and a counterparty to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/ depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund except for amounts posted to Bank of America which are included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

The Fund’s swap contracts at net value and collateral posted by counterparty as of October 31, 2015 are as follows:

	Counterparty	Value of swap contracts	Collateral amount
Collateral Posted	Bank of America N.A.	$(612)	$540

Credit Default Swaps

The Fund enters into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statement of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$127	$—	$605	$732
Foreign exchange contracts	Receivables	—	1,588	—	1,588

Total		$127	$1,588	$605	$2,320

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(109)	$—	$(1,008)	$(1,117)
Foreign exchange contracts	Payables	—	(3,118)	—	(3,118)

Total		$(109)	$(3,118)	$(1,008)	$(4,235)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2015

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2015 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities(a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Bank of America N.A.	$74		$(74)	$—	$—
BNP Paribas	76		(21)	—	55
Citibank, N.A	560		(391)	—	169
Credit Suisse International	189		(189)	—	—
Deutsche Bank AG	282		(282)	—	—
Goldman Sachs International	46		(46)	—	—
HSBC Bank, N.A.	299		(299)	—	—
Morgan Stanley	8		(7)	—	1
Royal Bank of Canada	65		—	—	65
Societe Generale	159		(81)	—	78
Standard Chartered bank	106		(106)	—	—
State Street Corp.	51		—	—	51
Union Bank of Switzerland AG	278		(135)	—	143
Exchange Traded Futures & Options Contracts (b)	127	(c)	—	—	127

	$2,320		$(1,631)	$—	$689

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities(a)		Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
Bank of America N.A.	$686		$(74)	$(540	)(d)	$72
Barclays Bank plc	82		—	—		82
BNP Paribas	21		(21)	—		—
Citibank, N.A	391		(391)	—		—
Credit Suisse International	411		(189)	—		222
Deutsche Bank AG	818		(282)	—		536
Goldman Sachs International	127		(46)	—		81
HSBC Bank, N.A.	1,148		(299)	—		849
Merrill Lynch International	37		—	—		37
Morgan Stanley	7		(7)	—		—
Royal Bank of Scotland	19		—	—		19
Societe Generale	81		(81)	—		—
Standard Chartered bank	128		(106)	—		22
TD Bank Financial Group	35		—	—		35
Union Bank of Switzerland AG	135		(135)	—		—
Exchange Traded Futures & Options Contracts (b)	109	(c)	—	—		109

	$4,235		$(1,631)	$(540)		$2,064

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
(b)	These derivatives are not subject to master netting arrangements.
(c)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers for futures contracts.
(d)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.C.(4). for actual swap collateral received or posted.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2015, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Options (a)	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$26	$—	$(327)	$(301)
Foreign exchange contracts	(66)	—	(12,834)	—	(12,900)

Total	$(66)	$26	$(12,834)	$(327)	$(13,201)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts		Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts		$(29)	$—	$(652)	$(681)
Foreign exchange contracts		—	(2,043)	—	(2,043)

Total		$(29)	$(2,043)	$(652)	$(2,724)

(a)	The value of options purchased is reported as investments in non-affiliates on the Statement of Operations.

The Fund’s derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The tables below disclose the volume of the Fund’s forward foreign currency exchange contracts, options and swaps activity during the year ended October 31, 2015 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts
Average Notional Balance Long	$32,270
Average Notional Balance Short	26,524
Ending Notional Balance Long	39,906
Ending Notional Balance Short	46,866

Forward Foreign Currency Exchange Contracts
Average Settlement Value Purchased	$224,084
Average Settlement Value Sold	158,940
Ending Settlement Value Purchased	169,136
Ending Settlement Value Sold	108,882

OTC Options
Average Notional Balance Purchased	$8,531

Interest Rate-Related Swaps
Average Notional Balance — Pays Fixed rate	$1,954
Average Notional Balance — Receives Fixed rate	53,997
Ending Notional Balance — Pays Fixed Rate	1,732
Ending Notional Balance — Receives Fixed Rate	56,742

Credit Default Swaps
Average Notional Balance— Buy Protection	$4,500

D. Foreign Currency Translation — The books and records of the Fund is maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the year ended October 31, 2015 are as follows (amounts in thousands):

	Class A	Class C		Select Class
Sub-Transfer agent fees	$115	$—	(a)	$2

(a)	Amount rounds to less than $1,000.

G. Federal Income Taxes —The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly for the Fund are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(38,863)	$(7,637)	$46,500

The reclassifications for the Fund relate primarily to bonds trading with interest in their price, foreign currency gains or losses, investments in swap contracts and net operating losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate equal to 0.70% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an administration agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion

OCTOBER 31, 2015	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

of all such funds. For the year ended October 31, 2015, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

D. Shareholder Servicing Fees —The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset based-fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
1.20%	1.70%	1.45%	0.75%	0.70%	0.95%

The expense limitation agreements were in effect for the year ended October 31, 2015. Effective February 28, 2015, the contractual expense limitation percentages were reduced by 0.05% from 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 1.00% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class, respectively. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the year ended October 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
$485	$213	$69	$767	$49

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2015

The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2015 was approximately $162.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$244,129	$289,479	$11,292	$9,764
5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$220,147	$65	$(31,386)	$(31,321)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

Ordinary Income	Return of Capital	Total Distributions Paid
$63	$202	$265

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$(10,558)	$(32,306)

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, straddle loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the

OCTOBER 31, 2015	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$4,646	$5,913

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

In addition, as of October 31, 2015 the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
10.9%	47.9%

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2015, substantially all of the Fund’s net assets consisted of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

8. Subsequent Event

During the period October 31, 2015 through December 15, 2015, affiliated fund of funds redeemed approximately $54,381,000. This amount represents 28.3% of the Fund’s net assets as of October 31, 2015.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Emerging Markets Local Currency Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Local Currency Debt Fund (a separate Fund of JPMorgan Trust I) (the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

OCTOBER 31, 2015	J.P. MORGAN FUNDS	31

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

32	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	33

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Markets Local Currency Debt Fund
Class A
Actual	$1,000.00	$888.40	$5.43	1.14%
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	886.10	7.80	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class R2
Actual	1,000.00	886.80	6.61	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	890.40	3.29	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R6
Actual	1,000.00	890.60	3.05	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	890.10	4.29	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2015	J.P. MORGAN FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014, and that the Trustees’ independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion, the Adviser’s and/or independent consultant’s analysis, and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the third quintile, and that the actual total expenses for Class A and Select Class shares were in the first and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-CUR-1015

Annual Report

J.P. Morgan Funds

October 31, 2015

JPMorgan Commodities Strategy Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

“Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2015	J.P. MORGAN FUNDS	1

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-26.54%
Bloomberg Commodity Index Total Return	-25.72%

Net Assets as of 10/31/2015	$50,330,114

INVESTMENT OBJECTIVE**

The JPMorgan Commodities Strategy Fund (the “Fund”) seeks total return.

HOW DID THE COMMODITIES MARKET PERFORM DURING THE REPORTING PERIOD?

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities, bonds and commodities in August.

Early in the twelve month reporting period, the Organization of Petroleum Exporting Countries (OPEC) declined to reduce crude production, which led to a sell-off in crude oil futures. In the second quarter of 2015, crude prices rebounded somewhat as global demand rose on lower prices and demand from refineries remained at healthy levels. Through the summer months, investors realized OPEC was producing crude above its own quotas as the cartel sought to compete on price with non-OPEC producers. This drove a second sell-off in oil markets and global energy prices remained weak through October. Notably, U.S. crude production peaked and then slowed during the reporting period as OPEC production increased.

Metals prices fell during the twelve month reporting period as supply increased due to previously anticipated demand, particularly from China. As the period progressed, China’s economic growth slowed and demand for metals fell, which drove prices lower. Metals prices came under further pressure as investors forecast weaker demand from China for several years to come. Prices for precious metals, such as gold and silver, also declined during the latter part of the twelve month reporting period amid the rising value of the U.S. dollar and expectations of an interest rate increase by the U.S. Federal Reserve.

Strong harvests from previous years led to healthy inventories of agricultural products, particularly for grain, which kept prices subdued. However, as the summer progressed the risk of adverse weather related to an unusually large El Nino effect led to increased price volatility.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Bloomberg Commodity Index Total Return Index (the “Benchmark”) for the twelve months ended October 31, 2015. During the twelve month period, the Fund used swaps contracts to obtain exposure to different parts of the futures curve, which measures the price of contracts of different maturities for a specific commodity.

Relative to the Benchmark, the Fund’s positions in longer dated futures for sugar detracted from performance due to concerns about the weather effects of El Nino. The Fund’s long position in soy beans detracted from relative performance, as higher-than-expected crop yields drove soy bean prices lower, as did its overweight position in natural gas.

The Fund’s positions in longer dated futures for petroleum and related products, particularly for gasoline and heating oil, made a positive contribution to relative performance. The Fund’s bias toward gasoline futures over crude futures early in the reporting period also contributed to relative performance. The Fund’s position in longer dated futures for metals also contributed to relative performance, as did the Fund’s tactical long position in metals in the second quarter of 2015.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund invested in a wholly owned subsidiary that invested in commodity-linked derivative instruments and provided exposure to the investment returns of the commodities markets without investing directly in physical commodities. The Fund also invested in a portfolio of high-quality, fixed income securities, such as commercial paper or other short-term instruments that generally had a weighted average maturity of 90-days or less.

The Fund’s portfolio managers combined top-down research with fundamental and quantitative analysis to establish overweight and underweight positions in commodities. In addition, the Fund’s portfolio managers had the ability to adjust the Fund’s overall exposure to commodities relative to the Benchmark, based on their views of macroeconomic conditions.

2	J.P. MORGAN FUNDS	OCTOBER 31, 2015

CASH INVESTMENTS***
U.S. Government Agency Securities	76.9%
Investment Company	23.1

PORTFOLIO COMPOSITION BY COUNTRY***
United States	100%

COMMODITY MATURITY***
0 - 3 Months	51.2%
3 - 6 Months	33.8
> 6 Months	15.0

COMMODITY-LINKED INVESTMENTS****
Agricultural	31.1%
Coffee	1.7
Corn	7.8
Cotton	1.8
Kansas Wheat	1.1
Soybean Meal	2.9
Soybean Oil	2.7
Soybeans	5.3
Sugar	4.4
Wheat	3.4
Energy	33.2
Brent Crude	8.4
Unleaded Gas	4.1
Heating Oil	3.9
Natural Gas	8.2
WTI Crude Oil	8.6
Industrial Metals	15.1
Aluminum	4.3
Copper	7.1
Nickel	1.5
Zinc	2.2
Precious Metals	17.0
Gold	12.5
Silver	4.5
Livestock	5.2
Lean Hogs	1.8
Live Cattle	3.4

FIXED INCOME MATURITY***
< One Month	100.0%

COMMODITY ALLOCATION	Index	Fund****
Agricultural	30.7%	31.1%
Energy	32.6	33.2
Industrial Metals	15.0	15.1
LiveStock	4.7	5.2
Precious Metals	17.0	17.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2015. The Fund’s portfolio composition is subject to change.
****	Exposures are calculated as the notional value, adjusted for net unrealized appreciation/depreciation, of the Fund’s derivative positions as a percentage of net assets.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	3

JPMorgan Commodities Strategy Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 17, 2012
Without Sales Charge		(26.75)%	(16.27)%
With Sales Charge*		(30.59)	(17.82)
CLASS C SHARES	December 17, 2012
Without CDSC		(27.15)	(16.69)
With CDSC**		(28.15)	(16.69)
CLASS R6 SHARES	December 17, 2012	(26.45)	(15.91)
SELECT CLASS SHARES	December 17, 2012	(26.54)	(16.04)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/17/12 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 17, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Commodities Strategy Fund, the Bloomberg Commodity Index Total Return and the Lipper Commodities General Funds Average from December 17, 2012 to October 31, 2015. The performance of the Lipper Commodities General Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Commodity Index Total Return does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Commodities General Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. Investors cannot invest directly in an index. The Lipper Commodities General Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	OCTOBER 31, 2015

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 77.7%
	Federal Home Loan Bank,
6,000,000	DN, 0.185%, 11/13/15 (n)	5,999,952
	Federal National Mortgage Association,
11,684,000	DN, 0.020%, 11/17/15 (n)	11,683,883
18,411,000	DN, 0.161%, 11/12/15 (n)	18,410,871
3,000,000	DN, 0.190%, 11/25/15 (n)	2,999,952

	Total U.S. Government Agency Securities (Cost $39,093,242)	39,094,658

SHARES
Short-Term Investment — 23.4%
	Investment Company — 23.4%
11,776,362	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (b) (l) ^ † (Cost $11,776,362)	11,776,362

	Total Investments — 101.1% (Cost $50,869,604)	50,871,020
	Liabilities in Excess of Other Assets — (1.1)% (c)	(540,906)

	NET ASSETS — 100.0%	$50,330,114

Percentages indicated are based on net assets.

Futures Contracts ^
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
45	WTI Crude Oil Futures	11/19/15	USD	$2,096,550	$(3,267)
45	WTI Crude Oil Futures	12/18/15	USD	2,136,150	53,312
34	Brent Crude Oil Futures	01/29/16	USD	1,758,820	(747)
37	Lean Hogs Futures	02/12/16	USD	928,700	(40,929)
5	Soybean Meal Futures	03/14/16	USD	150,750	(505)
46	Brent Crude Oil Futures	04/29/16	USD	2,479,400	(224,781)
71	WTI Crude Oil Futures	05/19/16	USD	3,576,270	242,585
20	Natural Gas Futures	03/27/18	USD	559,600	(295,502)
	Short Futures Outstanding
(71)	WTI Crude Oil Futures	02/19/16	USD	(3,475,450)	206,985
(20)	Natural Gas Futures	12/27/17	USD	(630,000)	147,948

					$85,099

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	5

JPMorgan Commodities Strategy Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

Return Swaps on Commodities ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Positions
	NYBOT-ICE Coffee December 2015 Futures	11/18/15	$952,613	$(90,837)
	NYBOT-ICE Cotton No. 2 December 2015 Futures	11/20/15	933,655	(15,514)
	CBOT Corn No. 2 December 2015 Futures	11/25/15	3,964,188	(46,121)
	CBOT Hard Red Winter Wheat December 2015 Futures	11/25/15	564,850	(21,723)
	CBOT Wheat December 2015 Futures	11/27/15	1,724,125	(27,622)
	NYMEX Natural Gas January 2016 Futures	12/28/15	2,611,700	(569,754)
	NYMEX Natural Gas January 2016 Futures	12/28/15	2,448,850	(307,372)
	CBOT Soyabean January 2016 Futures	12/29/15	2,748,000	(90,726)
	CBOT Soyabean Oil January 2016 Futures	12/29/15	1,354,800	14,156
	NYMEX Gasoline RBOB January 2016 Futures	12/30/15	2,133,583	(60,313)
	NYMEX Harbor ULSD January 2016 Futures	12/30/15	2,087,946	(143,350)
	CBOT Soyabean Meal March 2016 Futures	02/25/16	1,396,560	(69,912)
	COMEX Silver March 2016 Futures	02/25/16	2,334,500	(70,277)
	NYBOT-ICE Sugar No. 11 March 2016 Futures	02/26/16	1,844,595	366,838
	COMEX Gold April 2016 Futures	03/29/16	6,468,550	(181,872)
	CME Live Cattle April 2016 Futures	03/31/16	1,704,600	899
	CBOT Corn No. 2 July 2016 Futures	06/28/16	1,054,700	9,257

	Short Position
	CBOT Corn No. 2 December 2016 Futures	11/28/16	1,070,600	(10,554)

				$(1,314,797)

Return Swaps on Commodities Index ^
SWAP COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	NOTIONAL VALUE	VALUE
Macquarie Bank Ltd.
	Long Position
	BBG Industrial Metals Index	11/19/15	$7,775,000	$(177,639)

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS:

Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CBOT	— Chicago Board of Trade
CME	— Chicago Mercantile Exchange
COMEX	— Commodity Exchange, Inc.
DN	— Discount Notes
ICE	— Intercontinental Exchange, Inc.
NYBOT	— New York Board of Trade
NYMEX	— New York Mercantile Exchange
RBOB	— Reformulated gasoline blendstock for oxygen blending
ULSD	— Ultra Low Sulfur Diesel

USD	— United States Dollar
WTI	— West Texas Intermediate
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(l)	— The rate shown is the current yield as of October 31, 2015.
(n)	— The rate shown is the effective yield at the date of purchase.
^	— All or a portion of the position is held by the Subsidiary.
†	— The value of investments restricted as collateral for swaps to the broker is $4,460,000.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN FUNDS	7

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

Commodities Strategy Fund
ASSETS:
Investments in non-affiliates, at value	$39,094,658
Investments in affiliates, at value	7,316,362
Investments in affiliates — restricted, at value	4,460,000

Total investment securities, at value	50,871,020
Cash	278
Deposits at broker for futures contracts	1,025,000
Receivables:
Fund shares sold	1,187
Dividends from affiliates	469
Variation margin on futures contracts	101,156
Outstanding swap contracts, at value	391,150
Due from Adviser	14,401

Total Assets	52,404,661

LIABILITIES:
Payables:
Outstanding swap contracts, at value	1,883,586
Accrued liabilities:
Administration fees	963
Distribution fees	220
Shareholder servicing fees	4,155
Custodian and accounting fees	10,742
Collateral management fees	10,044
Trustees’ and Chief Compliance Officer’s fees	13,189
Other	151,648

Total Liabilities	2,074,547

Net Assets	$50,330,114

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Commodities Strategy Fund
NET ASSETS:
Paid-in-Capital	$52,145,612
Accumulated undistributed (distributions in excess of) net investment income	(407,352)
Accumulated net realized gains (losses)	(2,225)
Net unrealized appreciation (depreciation)	(1,405,921)

Total Net Assets	$50,330,114

Net Assets:
Class A	$823,931
Class C	67,492
Class R6	17,191,700
Select Class	32,246,991

Total	$50,330,114

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	91,439
Class C	7,598
Class R6	1,885,905
Select Class	3,552,872

Net Asset Value (a):
Class A — Redemption price per share	$9.01
Class C — Offering price per share (b)	8.88
Class R6 — Offering and redemption price per share	9.12
Select Class — Offering and redemption price per share	9.08
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.51

Cost of investments in non-affiliates	$39,093,242
Cost of investments in affiliates	7,316,362
Cost of investments in affiliates — restricted	4,460,000

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	9

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015

Commodities Strategy Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$42,262
Dividend income from affiliates	4,281

Total investment income	46,543

EXPENSES:
Investment advisory fees	876,946
Administration fees	87,984
Distribution fees:
Class A	1,152
Class C	624
Shareholder servicing fees:
Class A	1,152
Class C	208
Select Class	154,144
Custodian and accounting fees	122,703
Collateral management fees	10,044
Professional fees	159,791
Trustees’ and Chief Compliance Officer’s fees	22,103
Printing and mailing costs	17,608
Registration and filing fees	62,066
Transfer agent fees	6,002
Sub-transfer agent fees (See Note 2.D.)	86
Other	24,656

Total expenses	1,547,269

Less fees waived	(733,225)
Less expense reimbursements	(21,505)

Net expenses	792,539

Net investment income (loss)	(745,996)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(28,496)
Futures	(9,924,187)
Swaps	(19,468,010)

Net realized gain (loss)	(29,420,693)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(398)
Futures	160,489
Swaps	1,421,286

Change in net unrealized appreciation/depreciation	1,581,377

Net realized/unrealized gains (losses)	(27,839,316)

Change in net assets resulting from operations	$(28,585,312)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2015

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Commodities Strategy Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(745,996)	$(1,134,171)
Net realized gain (loss)	(29,420,693)	(7,979,403)
Distributions of capital gains received from investment company affiliates	—	225
Change in net unrealized appreciation/depreciation	1,581,377	287,695

Change in net assets resulting from operations	(28,585,312)	(8,825,654)

DISTRIBUTIONS TO SHAREHOLDERS:
Class R6
From net investment income	—	(3,575)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(44,324,046)	811,590

NET ASSETS:
Change in net assets	(72,909,358)	(8,017,639)
Beginning of period	123,239,472	131,257,111

End of period	$50,330,114	$123,239,472

Accumulated undistributed (distributions in excess of) net investment income	$(407,352)	$(1,034,010)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	11

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Commodities Strategy Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,028,164	$330,600
Cost of shares redeemed	(234,223)	(203,041)

Change in net assets resulting from Class A capital transactions	$793,941	$127,559

Class C
Proceeds from shares issued	$61,515	$41,905
Cost of shares redeemed	(43,377)	(5,007)

Change in net assets resulting from Class C capital transactions	$18,138	$36,898

Class R6
Proceeds from shares issued	$1,716,562	$26,449,000
Distributions reinvested	—	3,575
Cost of shares redeemed	(24,505,761)	(12,734,239)

Change in net assets resulting from Class R6 capital transactions	$(22,789,199)	$13,718,336

Select Class
Proceeds from shares issued	$2,781,036	$9,142,964
Cost of shares redeemed	(25,127,962)	(22,214,167)

Change in net assets resulting from Select Class capital transactions	$(22,346,926)	$(13,071,203)

Total change in net assets resulting from capital transactions	$(44,324,046)	$811,590

SHARE TRANSACTIONS:
Class A
Issued	100,553	24,420
Redeemed	(22,149)	(14,718)

Change in Class A Shares	78,404	9,702

Class C
Issued	5,926	3,149
Redeemed	(4,456)	(354)

Change in Class C Shares	1,470	2,795

Class R6
Issued	160,113	1,901,994
Reinvested	—	267
Redeemed	(2,154,434)	(964,827)

Change in Class R6 Shares	(1,994,321)	937,434

Select Class
Issued	259,188	663,957
Redeemed	(2,763,591)	(1,592,234)

Change in Select Class Shares	(2,504,403)	(928,277)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN FUNDS	13

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Commodities Strategy Fund
Class A
Year Ended October 31, 2015	$12.30	$(0.11	)(f)	$(3.18)	$(3.29)	$—
Year Ended October 31, 2014	13.18	(0.16	)(f)	(0.72)	(0.88)	—
December 17, 2012(g) through October 31, 2013	15.00	(0.14	)(f)	(1.68)	(1.82)	—

Class C
Year Ended October 31, 2015	12.19	(0.17	)(f)	(3.14)	(3.31)	—
Year Ended October 31, 2014	13.12	(0.22	)(f)	(0.71)	(0.93)	—
December 17, 2012(g) through October 31, 2013	15.00	(0.20	)(f)	(1.68)	(1.88)	—

Class R6
Year Ended October 31, 2015	12.40	(0.08	)(f)	(3.20)	(3.28)	—
Year Ended October 31, 2014	13.22	(0.10	)(f)	(0.72)	(0.82)	—	(i)
December 17, 2012(g) through October 31, 2013	15.00	(0.09	)(f)	(1.69)	(1.78)	—

Select Class
Year Ended October 31, 2015	12.36	(0.10	)(f)	(3.18)	(3.28)	—
Year Ended October 31, 2014	13.21	(0.13	)(f)	(0.72)	(0.85)	—
December 17, 2012(g) through October 31, 2013	15.00	(0.11	)(f)	(1.68)	(1.79)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss) (d)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$9.01	(26.75)%	$823,931	1.21%		(1.14)%		2.30%		0%
12.30	(6.68)	160,388	1.20		(1.16)		2.03		0
13.18	(12.13)	43,924	1.22	(h)	(1.16	)(h)	2.74	(h)	0

8.88	(27.15)	67,492	1.73		(1.68)		2.84		0
12.19	(7.09)	74,710	1.71		(1.67)		2.53		0
13.12	(12.53)	43,733	1.72	(h)	(1.66	)(h)	3.24	(h)	0

9.12	(26.45)	17,191,700	0.82		(0.77)		1.64		0
12.40	(6.19)	48,113,945	0.82		(0.78)		1.53		0
13.22	(11.87)	38,913,194	0.82	(h)	(0.76	)(h)	1.86	(h)	0

9.08	(26.54)	32,246,991	0.98		(0.92)		1.90		0
12.36	(6.43)	74,890,429	0.97		(0.93)		1.79		0
13.21	(11.93)	92,256,260	0.97	(h)	(0.91	)(h)	2.10	(h)	0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Commodities Strategy Fund	Class A, Class C, Class R6 and Select Class	Non-diversified

The investment objective of the Fund is to seek total return.

The Fund commenced operations on December 17, 2012. Prior to February 28, 2014, Class A and Class C Shares of the Fund were not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

Commodities Strategy Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 5, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. As of October 31, 2015, net assets of the Fund were $50,330,114 of which $11,321,441, or approximately 22.5%, represented the Subsidiary’s net assets. Net realized losses in the Subsidiary amounted to $(29,418,469). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Effective April 30, 2015, the Subsidiary changed its name from JPM Commodities Strategy Fund Ltd.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P.Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist or is limited, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset values (“NAV”) per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,776,362	$39,094,658	$—	$50,871,020

Appreciation in Other Financial Instruments
Futures Contracts	$650,830	$—	$—	$650,830
Return Swaps	—	391,150	—	391,150

Total Appreciation in Other Financial Instruments	$650,830	$391,150	$—	$1,041,980

Depreciation in Other Financial Instruments
Futures Contracts	$(565,731)	$—	$—	$(565,731)
Return Swaps	—	(1,883,586)	—	(1,883,586)

Total Depreciation in Other Financial Instruments	$(565,731)	$(1,883,586)	$—	$(2,449,317)

(a)	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the CSOI. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the CSOI for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended October 31, 2015.

B. Derivatives — The Fund used instruments including futures, swaps and other derivatives in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest for hedging and risk management purposes and to seek to enhance portfolio performance. Derivatives may also be used for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets; to protect against currency fluctuations; to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; and/or to gain exposure to certain markets in the most economical way possible.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open

OCTOBER 31, 2015	J.P. MORGAN FUNDS	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes B(1) — B(3) below describe the various derivatives used by the Fund. These derivatives expose the Fund to commodity risk.

(1). Futures Contracts — The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges (e.g., NYMEX), boards of trade or other platforms (e.g., Clearport). The exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. For trades executed on other platforms, these futures contracts must be offset on the same platform in which they were executed; therefore liquidity risk exists to the extent there is a lack of a liquid market for these contracts allowing the Fund to close out its position. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Return Swaps on Commodities and Commodity Indices — The Fund used return swaps on physical commodities, commodities futures and commodity futures indices to obtain long and short exposure to commodities markets. The value of a swap agreement is recorded at the beginning of the measurement period. Swaps on commodity futures and commodity indices values are based on the values of underlying commodity spot prices or futures contracts, using the last sale or closing price from the principal exchange on which the contract is traded. Under some circumstances, commodity futures exchanges may establish daily limits on the amount that the price of a commodity futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions. Change in swap values is recorded as Change in net unrealized appreciation/ depreciation — swaps on the CSOP. Realized gain or loss is recorded upon termination of a swap and is based on the difference between the contract price and market price of the underlying instrument or when an offsetting position is entered into. Return swaps on commodity indices are subject to monthly resets. Realized gain or loss is recorded on reset date of the swap and is based on the difference between contract and market price of underlying instrument.

Upon entering into a swap, the Fund may be required to post an initial collateral amount (referred to as “Independent Amount”), as defined in the swap agreement. Independent Amounts are posted to segregated accounts at the Fund’s custodian. The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Daily movement

18	J.P. MORGAN FUNDS	OCTOBER 31, 2015

of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.) and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.G.).

The Fund’s swap contracts at net value and collateral posted or received by counterparty as of October 31, 2015 is as follows:

Counterparty		Value of swap contracts	Collateral amount
Macquarie Bank Ltd.	Collateral Posted	$(1,492,436)	$4,460,000

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s activities in return swaps are concentrated with one counterparty. Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

The Fund’s swap contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and net of any related collateral received or posted by the Fund as of October 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (not less than zero)
Macquarie Bank Ltd.	$391,150		$(391,150)	$—	$—
Exchange-Traded Futures & Options Contracts (b)	650,830	(c)	—	—	650,830

Total	$1,041,980		$(391,150)	$—	$650,830

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Posted		Net Amount Due To Counterparty (not less than zero)
Macquarie Bank Ltd.	$1,883,586		$(391,150)	$(1,492,436	)(d)	$—
Exchange-Traded Futures & Options Contracts (b)	565,731	(c)	—	—		565,731

Total	$2,449,317		$(391,150)	$(1,492,436)		$565,731

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	These derivatives are not subject to master netting arrangements.
(c)	A portion of this amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.
(d)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. See Note 2.B.(3) for actual swap collateral received or posted.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, options and swap activity during the year ended October 31, 2015. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$17,440,574
Average Notional Balance Short	2,645,247
Ending Notional Balance Long	13,686,240
Ending Notional Balance Short	4,105,450
Exchange-Traded Options:
Average Number of Contracts Purchased	16
Ending Number of Contracts Purchased	—
Return Swaps on Commodities:
Average Notional Balance Long	$66,128,758
Average Notional Balance Short	3,109,216
Ending Notional Balance Long	36,327,815
Ending Notional Balance Short	1,070,600
Return Swaps on Commodity Indices:
Average Notional Balance Long	$14,691,154
Average Notional Balance Short	24,220,000	(a)
Ending Notional Balance Long	7,775,000
Ending Notional Balance Short	—

(a)	For the period December 1, 2014 through December 31, 2014.

The Fund’s derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the year ended October 31, 2015 is as follows:

Class A	Class C	Class R6	Select Class	Total
$54	$16	$—	$16	$86

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2015, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are

20	J.P. MORGAN FUNDS	OCTOBER 31, 2015

permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment Income	Accumulated net realized gains (losses)
$(30,791,122)	$1,372,654	$29,418,468

The reclassifications for the Fund relate primarily to investments in the Subsidiary and net operating loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.85% of the Subsidiary’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2015, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$672	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund and Subsidiary. For these services, the Fund and Subsidiary pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund and the Subsidiary for custody and accounting services are included in Custodian

OCTOBER 31, 2015	J.P. MORGAN FUNDS	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.85%	1.00%

The expense limitation agreement was in effect for the year ended October 31, 2015. The contractual expense limitation percentages in the table above are in place until at least February 29, 2016.

For the year ended October 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$576,055	$69,404	$62,563	$708,022	$21,505

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, waive and/or reimburse to the Fund in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund to the extent that the total waivers do not exceed the total fees charged by the Adviser, the Administrator or shareholder servicing agent. A portion of the waiver is voluntary.

Waivers resulting from investments in these money market funds for the year ended October 31, 2015 were $25,203.

G. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended October 31, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, there were no purchases or sales of long-term investments. Additionally, during the year ended October 31, 2015, there were no purchases or sales of long-term U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$95,607,207	$—	$45,184,729	$(45,184,729)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in the Subsidiary.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2015

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in the Subsidiary of approximately $45.2 million, which, if realized, is not deductible for income tax purposes.

During the year ended October 31, 2015, the Fund did not make any distributions.

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,575	$—	$3,575

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(2,225)	$(1,516,145)

The cumulative timing differences primarily consist of investments in the Subsidiary and late year ordinary loss deferrals.

During the year ended October 31, 2015 the Subsidiary had approximately $30.2 million of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

As of October 31, 2015, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$2,225	$—

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended October 31, 2015, the Fund deferred to November 1, 2015 late year ordinary losses of $296,483.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

In addition, as of October 31, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Fund as follows:

J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
56.5%	26.9%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap contracts.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Commodities Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Commodities Strategy Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (the “Fund”) at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 23, 2015

OCTOBER 31, 2015	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

26	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	27

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Commodities Strategy Fund
Class A
Actual	$1,000.00	$835.80	$5.60	1.21%
Hypothetical	1,000.00	1,019.11	6.16	1.21

Class C
Actual	1,000.00	833.80	8.04	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74

Class R6
Actual	1,000.00	838.20	3.66	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79

Select Class
Actual	1,000.00	837.60	4.59	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2015	J.P. MORGAN FUNDS	29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer group. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent

30	J.P. MORGAN FUNDS	OCTOBER 31, 2015

and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the third quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014 and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative share classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. October 2015.

AN-CSTRAT-1015

Annual Report

J.P. Morgan Funds

October 31, 2015

JPMorgan Systematic Alpha Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 17, 2015 (Unaudited)

Dear Shareholder,

Developed market nations extended their slow-growth recovery over the past twelve months with generous support from central banks, while emerging markets weathered falling global commodities prices and fears of spillover effects from slowing economic growth in China. Financial market volatility increased over the twelve months ended October 31, 2015, and the period was punctuated by a sharp sell-off in late August that erased the year-to-date gains in
China’s equity markets and rapidly spread to financial markets in both developed and emerging markets.

 “Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations.”

While equity markets in the U.S., European Union (EU) and Japan largely recovered from the August sell-off, the magnitude of the event helped persuade the U.S. Federal Reserve (the “Fed”) to maintain historically low interest rates at its September meeting. Central bankers in the EU and Japan also reiterated their intent to maintain or increase stimulus measures to fend off deflationary pressure and maintain market stability. On the back of the central banks’ support, developed market equities in October turned in their best monthly performance in years. However, emerging market equities remained under pressure from sharply lower commodities prices, slowing economic growth in China, currency devaluations and deterioration in corporate balance sheets. Russia and Brazil remained in economic recession through the third quarter of 2015.

The U.S. economy largely remained on a slow but steady growth trajectory, despite fluctuations in quarterly gross domestic product (GDP), consumer confidence and industrial output data over the twelve month period. However, the U.S. jobless rate fell to 5.0% in October 2015 from 5.9% one year earlier, and the average number of applications for unemployment benefits in October 2015 was the lowest in 42 years. For more than a year, Fed policymakers had noted that meaningful wage growth was a key missing component of a stable economic recovery in the U.S. In October 2015, wage growth registered its biggest gain in six years.

Meanwhile, unprecedented economic stimulus from both the European Central Bank (ECB) and the Bank of Japan had a significant impact — particularly on equity prices — and

appeared to be largely successful at bolstering economic output through the spring of 2015. However, the economic recovery slowed in both the EU and Japan during the summer months and by the third quarter of 2015, Japan had slid back into economic recession. By the end of the twelve month period, the Organization for Economic Cooperation and Development (OECD) reduced its 2015 forecast for EU area GDP by 0.1 percentage point to 1.5% but maintained its 2015 estimate for Japan’s GDP at 0.6%.

In China, the central bank and financial regulators responded to slowing economic growth and the June-August cratering of equity prices by enacting a range of policies designed to shore up the economy and stabilize financial markets. Besides moving to prevent a sharper economic deceleration, a number of regulatory measures were designed to crackdown on illegal cross-border currency transactions and irregular stock market activity. At the end of the twelve month period, questions remained about the longer-term effectiveness of central bank stimulus in the face of financial market volatility and slowing growth. Notably, China’s economy was poised to deliver its weakest expansion in more than two decades.

Overall, the outlook for global economic growth remained positive even as slack prices for oil and lower demand for other commodities put increasing pressure on emerging market nations. However, volatility in financial markets remained relatively high after peaking in the “Black Monday” sell-off on August 24, 2015, and global investors once again turned their focus to the Fed and the potential for rising interest rates in the U.S. The environment of slowing global economic growth and heightened volatility in financial markets may provide opportunities for those investors who remain patient and hold to a long-term view through a well-diversified portfolio.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

OCTOBER 31, 2015

J.P. MORGAN FUNDS

1

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

2.11%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

0.02%

Net Assets as of 10/31/2015

$
320,265,813

INVESTMENT OBJECTIVE**

The JPMorgan Systematic Alpha Fund (the “Fund”) seeks to provide total return.

HOW DID
THE MARKET PERFORM?

Global financial markets experienced increased volatility through the second half of the twelve month period, punctuated by a sharp sell-off in equities and bonds in August.

Even as the Greek debt crisis was largely resolved by June, weakness in commodities prices, slowing economic growth in China and anxiety over U.S. interest rate policy weighed on financial markets through the summer. In mid-August, Chinese authorities surprised markets by devaluing the yuan by 2%, but when that didn’t halt declines in
Shanghai/Shenzhen markets, a global sell-off followed on August 24, 2015. The selling erased year-to-date gains in China’s equity market. The Shanghai Composite Index had its worst one-day performance since 2007. For the day, the Standard &
Poor’s 500 Index dropped 3.9%, and equity markets in the Europe and Japan also fell. The sell-off also led to declines in emerging market currencies.

However, most equity markets rebounded in October as China’s central bank undertook further actions to bolster domestic financial markets and the U.S. Federal Reserve held interest rates at historically low levels. October was an especially strong month for global equities: The S&P 500 turned in its best one-month performance since October 2011, Japan’s Nikkei Index rose the most since April 2013 and leading European indexes had their best performance since 2009. While emerging market equities did participate in the October rebound, persistent weakness in global commodities prices along with currency devaluations and deterioration in corporate balance sheets pulled investment capital from emerging market nations.

While increasing financial market volatility drove some investors to the safe haven of fixed income assets, large sectors of the bond market remained under pressure from historically low interest rates. U.S. Treasury bond yields, which move in the opposite direction of prices, declined on bonds of shorter maturities and remained essentially flat on bonds of longer maturities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended October 31, 2015. References to the Index and to other indexes mentioned herein are for

informational purposes and are not an indication of how the Fund is managed. The use of the Benchmark does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

During the twelve months ended October 31, 2015, a majority of the Fund’s alternative investment strategies contributed positively to absolute performance, including its merger arbitrage, equity market neutral and macro strategies.

While the equity market neutral strategy generated a
positive return overall, the twelve month reporting period was a volatile one for the strategy and the underlying return factors it sought to capture, with the value factor underperforming through the year ended October 31, 2015. Nonetheless, the momentum and quality factors overall were positive and helped to ensure a positive return for the strategy.

The merger arbitrage strategy also
contributed positively to the Fund’s absolute return during the twelve month reporting period. The high proportion of “friendly” mergers, which generally have a higher likelihood of being consummated, meant there were relatively few attempted mergers that were not completed. The merger arbitrage strategy generally performs better when a higher proportion of mergers are completed.

Within the fund’s macro investment strategies, the fixed income and commodity based return factors in aggregate made a positive contribution. The Fund also obtained small positive contributions from its foreign currency momentum trading strategy. The emerging market currency carry trade factor was a detractor from the Fund’s overall performance. A carry trade involves selling a currency that comes with a relatively low interest rate to purchase a different currency that comes with a higher interest rate.

The Fund’s convertible bond arbitrage sub-strategy detracted from Fund performance, driven primarily by a cheapening of U.S. convertible bonds during the fourth quarter of 2014.

HOW WAS THE FUND POSITIONED?

During the twelve month reporting period, the Fund’s risk was diversified across its investment strategies. Early in the reporting period, there was an increase in risk in the macro strategies as the underlying factors offset less risk. However, the Fund’s merger arbitrage strategy generally remained below the long-term targeted risk level as merger activity on average remained relatively muted.

2

J.P. MORGAN FUNDS

OCTOBER 31, 2015

RISK ALLOCATION AS OF OCTOBER 31, 2015

Asset Class / Strategy

% of Risk Allocation***

Convertible Bonds

8.63
%

Equity Market Neutral (1)

53.97

Event Driven (2)

17.33

Commodities / Currencies

13.45

Relative Value Fixed Income / Credit (3)

6.62

TOP TEN LONG HOLDINGS OF THE PORTFOLIO (a)

1.

PMC-Sierra, Inc.

1.2
%

2.

Cameron International Corp.

1.2

3.

Time Warner Cable, Inc.

1.1

4.

Rexam plc (United Kingdom)

1.1

5.

Chubb Corp. (The)

1.1

6.

Altera Corp.

1.1

7.

Sigma-Aldrich Corp.

1.1

8.

TNT Express N.V. (Netherlands)

1.1

9.

StanCorp Financial Group, Inc.

1.1

10.

TECO Energy, Inc.

1.1

TOP TEN SHORT HOLDINGS OF THE PORTFOLIO (a)

1.

Koninklijke Ahold N.V. (Netherlands)

1.1
%

2.

Nokia OYJ. (Finland)

1.0

3.

Schlumberger Ltd.

1.0

4.

Halliburton Co.

0.8

5.

STERIS Corp.

0.7

6.

Royal Dutch Shell plc (Netherlands)

0.7

7.

NXP Semiconductors N.V. (Netherlands)

0.7

8.

Lam Research Corp.

0.6

9.

ACE Ltd. (Switzerland)

0.6

10.

New York Community Bancorp, Inc.

0.5

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Risk allocations are calculated as the standard deviation (volatility of an asset class) divided by the overall volatility of the Fund. Risk, as measured by standard deviation, shows how widely a set of values varies from the mean. It is a historical measure of the volatility of returns earned by the Fund. The percentages above represent the current risk allocation based on the Fund’s holdings as of
October 31, 2015 and are not representative of the targeted equal risk allocation across asset classes over the long-term. Holdings and allocations may vary over time.

(1)

Equity Market Neutral strategies involve simultaneous investing in equities (i.e. investing long) that the Adviser expects to increase in value and selling equities (i.e.
selling short) that the Adviser expects to decrease in value.

(2)

Event Driven strategies (e.g. merger arbitrage) seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing.

(3)

Relative Value Fixed Income and Credit strategies seek to profit from exploiting mispricing of various fixed income or interest rate sensitive securities or developed and emerging market currencies which may be driven by market or macroeconomic factors.

(a)

Percentages indicated are based upon total investments plus the current value of the total net long and short positions within each Total Return Basket Swap as of
October 31, 2015. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2015

J.P. MORGAN FUNDS

3

JPMorgan Systematic Alpha Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2015 (Unaudited) (continued)

  AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31,
2015

INCEPTION DATE OF CLASS

1 YEAR

SINCE INCEPTION

CLASS A SHARES

February 12, 2013

Without Sales Charge

1.87

3.89

With Sales Charge*

(2.69
)

2.13

CLASS C SHARES

February 12, 2013

Without CDSC

1.41

3.37

With CDSC**

0.41

3.37

CLASS R6 SHARES

February 12, 2013

2.44

4.34

SELECT CLASS SHARES

February 12, 2013

2.11

4.14

*

Sales Charge for Class A Shares is 4.50%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/12/13 TO 10/31/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced
operations on February 12, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan
Systematic Alpha Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from February 12, 2013 to October 31, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through July 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the
Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

J.P. MORGAN FUNDS

OCTOBER 31, 2015

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 39.5%

Consumer Discretionary — 5.5%

Auto Components — 0.4%

71,000

Calsonic Kansei Corp., (Japan)

565,847

25,496

Remy International, Inc.

751,877

1,317,724

Automobiles — 0.2%

14,300

Fuji Heavy Industries Ltd., (Japan)

553,033

Diversified Consumer Services — 0.3%

13,668

H&R Block, Inc.

509,269

4,808

Houghton Mifflin Harcourt Co. (a)

94,189

2,978

Steiner Leisure Ltd., (Bahamas) (a)

188,686

792,144

Hotels, Restaurants & Leisure — 0.9%

2,285

Bob Evans Farms, Inc.

98,872

1,967

Brinker International, Inc.

89,518

11,734

Carnival Corp.

634,575

10,568

Cheesecake Factory, Inc. (The)

509,378

3,923

Cracker Barrel Old Country Store, Inc.

539,256

136,320

Echo Entertainment Group Ltd., (Australia)

492,689

1,968

Hyatt Hotels Corp., Class A (a)

99,187

6,173

International Game Technology plc

100,126

1,351

Marriott International, Inc., Class A

103,730

11,221

Wendy’s Co. (The)

102,784

2,518

Yum! Brands, Inc.

178,551

2,948,666

Household Durables — 0.5%

46,500

Haseko Corp., (Japan)

472,774

29,035

PulteGroup, Inc.

532,212

36,900

Sekisui House Ltd., (Japan)

614,253

2,234

Universal Electronics, Inc. (a)

106,271

1,725,510

Leisure Products — 0.2%

33,200

Heiwa Corp., (Japan)

612,866

Media — 1.9%

91,054

Cablevision Systems Corp., Class A

2,967,450

11,066

Comcast Corp., Class A

693,949

965,926

Fairfax Media Ltd., (Australia)

646,027

22,316

Interpublic Group of Cos., Inc. (The)

511,706

3,408

Markit Ltd., (United Kingdom) (a)

103,944

13,686

Scholastic Corp.

559,347

17,130

Sinclair Broadcast Group, Inc., Class A

514,071

3,549

Twenty-First Century Fox, Inc., Class A

108,919

6,105,413

SHARES

SECURITY DESCRIPTION

VALUE($)

Multiline Retail — 0.1%

2,073

Big Lots, Inc.

95,565

1,139

Dillard’s, Inc., Class A

101,918

2,201

Kohl’s Corp.

101,510

298,993

Specialty Retail — 0.9%

1,228

Asbury Automotive Group, Inc. (a)

97,258

18,080

Caleres, Inc.

552,525

6,842

Chico’s FAS, Inc.

94,556

65,600

DCM Holdings Co., Ltd., (Japan)

434,575

2,808

Hibbett Sports, Inc. (a)

95,921

41,378

JB Hi-Fi Ltd., (Australia)

526,479

1,713

Outerwall, Inc.

102,780

11,573

Penske Automotive Group, Inc.

565,225

27,621

Pep Boys-Manny Moe & Jack (The) (a)

415,420

3,329

Urban Outfitters, Inc. (a)

95,209

2,979,948

Textiles, Apparel & Luxury Goods — 0.1%

1,680

Deckers Outdoor Corp. (a)

93,509

3,815

Movado Group, Inc.

98,198

191,707

Total Consumer Discretionary

17,526,004

Consumer Staples — 2.7%

Beverages — 0.2%

9,936

Coca-Cola Enterprises, Inc.

510,114

Food & Staples Retailing — 1.5%

26,880

Empire Co., Ltd., (Canada)

563,049

7,171

George Weston Ltd., (Canada)

603,908

15,758

Kroger Co. (The)

595,653

386,286

Rite Aid Corp. (a)

3,043,934

4,806,544

Food Products — 0.6%

12,206

Campbell Soup Co.

619,943

22,319

Flowers Foods, Inc.

602,613

9,167

Hormel Foods Corp.

619,231

944

McCormick & Co., Inc. (Non-Voting)

79,277

1,921,064

Personal Products — 0.1%

3,827

USANA Health Sciences, Inc. (a)

492,152

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	5

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Tobacco — 0.3%
15,300	Japan Tobacco, Inc., (Japan)	529,560
10,380	Reynolds American, Inc.	501,562

		1,031,122

	Total Consumer Staples	8,760,996

	Energy — 0.4%
	Energy Equipment & Services — 0.2%
9,058	Nabors Industries Ltd., (Bermuda)	90,943
137,804	WorleyParsons Ltd., (Australia)	635,756

		726,699

	Oil, Gas & Consumable Fuels — 0.2%
35,672	Cameco Corp., (Canada)	505,235
4,200	Enbridge Income Fund Holdings, Inc., (Canada)	103,233

		608,468

	Total Energy	1,335,167

	Financials — 4.6%
	Banks — 0.7%
62,642	Bank of Queensland Ltd., (Australia)	580,729
4,813	Central Pacific Financial Corp.	107,619
4,122	Great Western Bancorp, Inc.	116,488
3,671	Hancock Holding Co.	101,320
96,500	Mitsubishi UFJ Financial Group, Inc., (Japan)	624,117
101,100	Resona Holdings, Inc., (Japan)	534,953
6,165	Talmer Bancorp, Inc., Class A	103,695

		2,168,921

	Capital Markets — 0.0% (g)
8,504	KCG Holdings, Inc., Class A (a)	106,215

	Consumer Finance — 0.1%
3,462	Cash America International, Inc.	119,543

	Insurance — 3.7%
2,644	Allied World Assurance Co. Holdings AG, (Switzerland)	96,136
1,744	American International Group, Inc.	109,977
26,494	Assured Guaranty Ltd., (Bermuda)	726,995
12,430	Hartford Financial Services Group, Inc. (The)	575,012
14,291	MBIA, Inc. (a)	107,325
28,077	Old Republic International Corp.	506,509
16,998	PartnerRe Ltd., (Bermuda)	2,362,722
17,476	Selective Insurance Group, Inc.	637,699
26,988	StanCorp Financial Group, Inc.	3,096,063
18,345	Sun Life Financial, Inc., (Canada)	618,702
96,441	Symetra Financial Corp.	3,060,073

		11,897,213

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.1%
5,204	Brookfield Asset Management, Inc., (Canada), Class A	181,798
4,804	St. Joe Co. (The) (a)	95,215

		277,013

	Total Financials	14,568,905

	Health Care — 2.0%
	Health Care Equipment & Supplies — 0.3%
10,331	Greatbatch, Inc. (a)	552,192
5,888	Stryker Corp.	563,010

		1,115,202

	Health Care Providers & Services — 1.0%
1,217	Express Scripts Holding Co. (a)	105,124
32,671	IPC Healthcare, Inc. (a)	2,564,674
33,700	Medipal Holdings Corp., (Japan)	588,135

		3,257,933

	Life Sciences Tools & Services — 0.2%
11,082	Cambrex Corp. (a)	509,440

	Pharmaceuticals — 0.5%
6,500	Kaken Pharmaceutical Co., Ltd., (Japan)	449,246
30,500	Mitsubishi Tanabe Pharma Corp., (Japan)	515,732
14,900	Shionogi & Co., Ltd., (Japan)	611,146

		1,576,124

	Total Health Care	6,458,699

	Industrials — 6.5%
	Aerospace & Defense — 1.1%
4,567	AAR Corp.	103,625
1,764	Moog, Inc., Class A (a)	108,945
580	Northrop Grumman Corp.	108,895
13,213	Precision Castparts Corp.	3,049,692

		3,371,157

	Air Freight & Logistics — 1.6%
371,733	TNT Express N.V., (Netherlands)	3,123,680
266,861	UTi Worldwide, Inc. (a)	1,902,719

		5,026,399

	Airlines — 0.7%
10,058	Delta Air Lines, Inc.	511,349
31,193	SkyWest, Inc.	593,915
11,085	Southwest Airlines Co.	513,125
17,568	Virgin America, Inc. (a)	625,596

		2,243,985

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Building Products — 0.2%
5,282	Continental Building Products, Inc. (a)	92,805
8,480	Universal Forest Products, Inc.	615,902

		708,707

	Commercial Services & Supplies — 0.4%
1,119	Cintas Corp.	104,168
2,938	Copart, Inc. (a)	106,385
219,127	Downer EDI Ltd., (Australia)	550,646
15,538	KAR Auction Services, Inc.	596,659

		1,357,858

	Construction & Engineering — 0.8%
12,755	EMCOR Group, Inc.	615,811
47,100	Kinden Corp., (Japan)	611,943
30,000	Nippo Corp., (Japan)	522,777
18,183	WSP Global, Inc., (Canada)	632,984

		2,383,515

	Electrical Equipment — 0.4%
2,201	Emerson Electric Co.	103,953
149,000	Fuji Electric Co., Ltd., (Japan)	664,772
54,000	Mitsubishi Electric Corp., (Japan)	562,396

		1,331,121

	Machinery — 0.6%
2,217	CIRCOR International, Inc.	101,805
148,000	Kawasaki Heavy Industries Ltd., (Japan)	594,041
979	Parker-Hannifin Corp.	102,501
142,000	Sumitomo Heavy Industries Ltd., (Japan)	639,854
30,300	Takeuchi Manufacturing Co., Ltd., (Japan)	570,756

		2,008,957

	Professional Services — 0.1%
215,541	Veda Group Ltd., (Australia)	400,332

	Road & Rail — 0.2%
124,000	Sankyu, Inc., (Japan)	698,522

	Trading Companies & Distributors — 0.4%
2,376	AerCap Holdings N.V, (Netherlands) (a)	98,604
19,224	Avolon Holdings Ltd., (Ireland) (a)	586,524
55,200	ITOCHU Corp., (Japan)	690,717

		1,375,845

	Total Industrials	20,906,398

	Information Technology — 7.9%
	Communications Equipment — 0.9%
6,484	ADTRAN, Inc.	100,696
7,313	Harris Corp.	578,678
45,000	Hitachi Kokusai Electric, Inc., (Japan)	621,314

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
19,727	Juniper Networks, Inc.	619,231
3,164	NETGEAR, Inc. (a)	130,990
12,792	Plantronics, Inc.	685,907
1,774	QUALCOMM, Inc.	105,411

		2,842,227

	Electronic Equipment, Instruments & Components — 0.8%
20,900	Alps Electric Co., Ltd., (Japan)	648,719
3,753	Insight Enterprises, Inc. (a)	95,326
16,500	Jabil Circuit, Inc.	379,170
371,000	Oki Electric Industry Co., Ltd., (Japan)	626,189
4,683	RealD, Inc. (a)	47,626
27,254	Sanmina Corp. (a)	563,340
2,900	Tech Data Corp. (a)	211,091

		2,571,461

	Internet Software & Services — 0.6%
8,261	IAC/InterActiveCorp	553,570
20,200	Monster Worldwide, Inc. (a)	126,654
51,979	Xoom Corp. (a)	1,296,356

		1,976,580

	IT Services — 0.1%
1,189	Gartner, Inc. (a)	107,807
3,594	Teradata Corp. (a)	101,027

		208,834

	Semiconductors & Semiconductor Equipment — 2.9%
60,636	Altera Corp.	3,186,422
8,468	Analog Devices, Inc.	509,096
36,981	Integrated Silicon Solution, Inc.	831,333
10,259	Kulicke & Soffa Industries, Inc., (Singapore) (a)	108,745
44,005	OmniVision Technologies, Inc. (a)	1,270,424
10,341	ON Semiconductor Corp. (a)	113,751
290,452	PMC-Sierra, Inc. (a)	3,462,188

		9,481,959

	Software — 2.3%
2,499	Aspen Technology, Inc. (a)	103,434
40,704	Nuance Communications, Inc. (a)	690,747
20,682	Progress Software Corp. (a)	502,159
51,277	SolarWinds, Inc. (a)	2,975,604
55,771	Solera Holdings, Inc.	3,048,443

		7,320,387

	Technology Hardware, Storage & Peripherals — 0.3%
15,600	FUJIFILM Holdings Corp., (Japan)	622,265
3,049	NetApp, Inc.	103,666
1,645	SanDisk Corp.	126,665

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	7

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
2,101	Seagate Technology plc	79,964

		932,560

	Total Information Technology	25,334,008

	Materials — 4.1%
	Chemicals — 2.8%
41,289	Cytec Industries, Inc.	3,072,727
44,000	Daicel Corp., (Japan)	581,433
7,645	Eastman Chemical Co.	551,740
139,000	Fufeng Group Ltd., (China)	73,404
2,359	Innophos Holdings, Inc.	100,234
1,200	Innospec, Inc.	66,288
3,052	Mosaic Co. (The)	103,127
22,578	Sigma-Aldrich Corp.	3,154,598
124,000	Tosoh Corp., (Japan)	629,765
326,000	Ube Industries Ltd., (Japan)	684,522

		9,017,838

	Construction Materials — 0.2%
253,388	CSR Ltd., (Australia)	496,055

	Containers & Packaging — 0.0% (g)
1,842	Silgan Holdings, Inc.	93,703

	Metals & Mining — 1.1%
2,931	Carpenter Technology Corp.	97,632
690,197	Evolution Mining Ltd., (Australia)	687,514
528,000	Kobe Steel Ltd., (Japan)	666,744
155,000	Mitsubishi Materials Corp., (Japan)	540,691
1,753	Reliance Steel & Aluminum Co.	105,110
15,914	Rio Tinto Ltd., (United Kingdom)	569,054
152,941	Sandfire Resources NL, (Australia)	683,534

		3,350,279

	Total Materials	12,957,875

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.3%
7,771	Atlantic Tele-Network, Inc.	593,860
2,100	Manitoba Telecom Services, Inc., (Canada)	46,140
20,582	Premiere Global Services, Inc. (a)	281,562

		921,562

	Wireless Telecommunication Services — 0.2%
21,900	KDDI Corp., (Japan)	529,943
32,294	NTELOS Holdings Corp. (a)	296,782

		826,725

	Total Telecommunication Services	1,748,287

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.3%
	Electric Utilities — 2.6%
54,436	Cleco Corp.	2,885,108
10,420	Emera, Inc., (Canada)	341,383
43,647	Hawaiian Electric Industries, Inc.	1,277,111
115,077	Pepco Holdings, Inc.	3,064,501
18,189	PPL Corp.	625,702

		8,193,805

	Gas Utilities — 1.7%
39,379	AGL Resources, Inc.	2,461,188
51,901	Piedmont Natural Gas Co., Inc.	2,974,446

		5,435,634

	Independent Power & Renewable Electricity Producers — 0.0% (g)
6,303	Calpine Corp. (a)	97,759

	Multi-Utilities — 1.0%
114,655	TECO Energy, Inc.	3,095,685

	Total Utilities	16,822,883

	Total Common Stocks (Cost $125,846,226)	126,419,222

Preferred Stocks — 1.8%
	Consumer Staples — 0.2%
	Food Products — 0.2%
	Tyson Foods, Inc.,
14,650	4.750%, 07/15/17 ($50 par value)	766,927

	Financials — 0.9%
	Banks — 0.5%
773	Bank of America Corp., Series L, 7.250% ($1,000 par value)	854,165
745	Wells Fargo & Co., Series L, 7.500% ($1,000 par value)	882,825

		1,736,990

	Real Estate Investment Trusts (REITs) — 0.4%
4,900	American Tower Corp., Series A, 5.250%, 05/15/17 ($100 par value)	521,360
4,750	Welltower, Inc., Series I, 6.500%, ($50 par value)	280,773
9,600	Weyerhaeuser Co., Series A, 6.375%, 07/01/16 ($50 par value)	481,824

		1,283,957

	Total Financials	3,020,947

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — continued
	Materials — 0.2%
	Metals & Mining — 0.2%
15,350	Alcoa, Inc., Series 1, 5.375%, 10/01/17 ($50 par value)	485,521

	Utilities — 0.5%
	Electric Utilities — 0.3%
16,200	Exelon Corp., 6.500%, 06/01/17 ($50 par value)	676,512
3,450	NextEra Energy, Inc., 5.799%, 09/01/16 ($50 par value)	189,819

		866,331

	Multi-Utilities — 0.2%
	Dominion Resources, Inc.,
3,750	6.375%, 07/01/17 ($50 par value)	186,112
4,300	Series A, 6.125%, 04/01/16 ($49 par value)	239,983
4,300	Series B, 6.000%, 07/01/16 ($49 par value)	241,918

		668,013

	Total Utilities	1,534,344

	Total Preferred Stocks (Cost $6,449,679)	5,807,739

PRINCIPAL/UNIT AMOUNT($)
Convertible Bonds — 11.7%
	Consumer Discretionary — 1.7%
	Automobiles — 0.2%
600,000 Units	Fiat Chrysler Automobiles N.V., (Netherlands), 7.875%, 12/15/16	735,000

	Household Durables — 0.3%
389,000	Lennar Corp., 3.250%, 11/15/21 (e)	829,299

	Internet & Catalog Retail — 0.7%
893,000	Ctrip.com International Ltd., (Cayman Islands), 1.250%, 10/15/18	1,183,783
	Priceline Group, Inc. (The),
148,000	0.350%, 06/15/20	191,660
125,000	1.000%, 03/15/18	198,359
506,000	Vipshop Holdings Ltd., (Cayman Islands), 1.500%, 03/15/19	623,329

		2,197,131

	Media — 0.4%
574,000	Liberty Interactive LLC, 1.000%, 09/30/43 (e)	529,874
646,000	Liberty Media Corp., 1.375%, 10/15/23	660,939

		1,190,813

PRINCIPAL/UNIT AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.1%
	Iconix Brand Group, Inc.,
194,000	1.500%, 03/15/18	164,294
195,000	2.500%, 06/01/16	186,103

		350,397

	Total Consumer Discretionary	5,302,640

	Energy — 0.6%
	Energy Equipment & Services — 0.5%
816,000	Hornbeck Offshore Services, Inc., 1.500%, 09/01/19	603,330
798,000	SEACOR Holdings, Inc., 2.500%, 12/15/27	765,083

		1,368,413

	Oil, Gas & Consumable Fuels — 0.1%
451,000	Chesapeake Energy Corp., 2.500%, 05/15/37	385,605

	Total Energy	1,754,018

	Financials — 1.0%
	Capital Markets — 0.4%
762,000	Ares Capital Corp., 5.750%, 02/01/16	766,762
672,000	Prospect Capital Corp., 4.750%, 04/15/20	600,600

		1,367,362

	Real Estate Investment Trusts (REITs) — 0.5%
665,000	Colony Capital, Inc., 3.875%, 01/15/21
	Spirit Realty Capital, Inc.,	639,647
276,000	2.875%, 05/15/19	264,097
244,000	3.750%, 05/15/21	233,935
	Starwood Property Trust, Inc.,
355,000	4.000%, 01/15/19	363,210
233,000	4.550%, 03/01/18	235,621

		1,736,510

	Thrifts & Mortgage Finance — 0.1%
162,000	Radian Group, Inc., 2.250%, 03/01/19	224,269

	Total Financials	3,328,141

	Health Care — 2.9%
	Biotechnology — 1.6%
740,000	Acorda Therapeutics, Inc., 1.750%, 06/15/21	786,250
741,000	Aegerion Pharmaceuticals, Inc., 2.000%, 08/15/19	567,328
357,000	BioMarin Pharmaceutical, Inc., 0.750%, 10/15/18	501,585

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	9

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

PRINCIPAL/UNIT AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Convertible Bonds — continued
	Biotechnology — continued

348,000	1.500%, 10/15/20	505,035
591,000	Cepheid, 1.250%, 02/01/21	529,684
176,000	Gilead Sciences, Inc., Series D, 1.625%, 05/01/16	840,400
661,000	Isis Pharmaceuticals, Inc., 1.000%, 11/15/21 (e)	659,761
903,000	PDL BioPharma, Inc., 4.000%, 02/01/18	751,183

		5,141,226

	Health Care Equipment & Supplies — 0.5%
	Hologic, Inc.,
168,000	SUB, 0.000%, 12/15/43	213,255
158,000	Series 2010, SUB, 2.000%, 12/15/37	269,291
174,000	Series 2012, SUB, 2.000%, 03/01/42	233,921
445,000	Teleflex, Inc., 3.875%, 08/01/17	963,703

		1,680,170

	Health Care Providers & Services — 0.5%
	Anthem, Inc.,
360,000	2.750%, 10/15/42	677,025
	Molina Healthcare, Inc.,
274,000	1.125%, 01/15/20	437,201
341,000	1.625%, 08/15/44	417,725

		1,531,951

	Life Sciences Tools & Services — 0.0% (g)
187,000	Illumina, Inc., 0.500%, 06/15/21	200,441

	Pharmaceuticals — 0.3%
800,000	Jazz Investments I Ltd., (Bermuda), 1.875%, 08/15/21	848,500

	Total Health Care	9,402,288

	Industrials — 0.6%
	Air Freight & Logistics — 0.2%
634,000	UTi Worldwide, Inc., (United Kingdom), 4.500%, 03/01/19	628,452

	Machinery — 0.2%
436,000	Trinity Industries, Inc., 3.875%, 06/01/36	562,985

	Transportation Infrastructure — 0.2%
530,000	Macquarie Infrastructure Corp., 2.875%, 07/15/19	615,794

	Total Industrials	1,807,231

	Information Technology — 4.7%
	Communications Equipment — 0.3%
797,000	Brocade Communications Systems, Inc., 1.375%, 01/01/20 (e)	783,551
201,000	Ciena Corp., 3.750%, 10/15/18 (e)	276,124

		1,059,675

PRINCIPAL/UNIT AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 1.1%
544,000	j2 Global, Inc., 3.250%, 06/15/29	690,200
598,000	MercadoLibre, Inc., 2.250%, 07/01/19	620,051
400,000	Qihoo 360 Technology Co., Ltd., (Cayman Islands), 2.500%, 09/15/18	389,000
597,000	SINA Corp., (Cayman Islands), 1.000%, 12/01/18	575,359
926,000	Yandex N.V., (Netherlands),
	1.125%, 12/15/18	812,565
637,000	YY, Inc., (Cayman Islands), 2.250%, 04/01/19	609,131

		3,696,306

	IT Services — 0.3%
800,000	Euronet Worldwide, Inc., 1.500%, 10/01/44 (e)	1,021,500

	Semiconductors & Semiconductor Equipment — 1.4%
	Intel Corp.,
221,000	2.950%, 12/15/35	280,946
189,000	3.250%, 08/01/39	310,905
	Lam Research Corp.,
152,000	0.500%, 05/15/16	192,090
273,000	1.250%, 05/15/18	383,565
400,000	Microchip Technology, Inc., 1.625%, 02/15/25 (e)	414,750
77,000	Micron Technology, Inc., Series G, 3.000%, 11/15/43	69,685
101,000	Novellus Systems, Inc., 2.625%, 05/15/41	229,964
524,000	NVIDIA Corp., 1.000%, 12/01/18	766,023
800,000	NXP Semiconductors N.V., (Netherlands), 1.000%, 12/01/19 (e)	857,000
550,000	Xilinx, Inc., 2.625%, 06/15/17	906,813

		4,411,741

	Software — 1.1%
821,000	Citrix Systems, Inc., 0.500%, 04/15/19	933,887
464,000	Electronic Arts, Inc., 0.750%, 07/15/16	1,046,320
873,000	Nuance Communications, Inc., 2.750%, 11/01/31	876,274
541,000	Verint Systems, Inc., 1.500%, 06/01/21	546,072

		3,402,553

	Technology Hardware, Storage & Peripherals — 0.5%
751,000	Electronics For Imaging, Inc., 0.750%, 09/01/19	800,284
	SanDisk Corp.,
232,000	0.500%, 10/15/20	244,615
270,000	1.500%, 08/15/17	430,650

		1,475,549

	Total Information Technology	15,067,324

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	OCTOBER 31, 2015

PRINCIPAL/UNIT AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Convertible Bonds — continued
	Materials — 0.2%
	Metals & Mining — 0.2%
261,000	Newmont Mining Corp., Series B, 1.625%, 07/15/17	258,716
520,000	United States Steel Corp., 2.750%, 04/01/19	519,025

	Total Materials	777,741

	Total Convertible Bonds (Cost $36,878,880)	37,439,383

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Health Care — 0.0% (g)
	Biotechnology — 0.0%
2,982	Chelsea Therapeutics International Ltd. (a)	—

	Life Sciences Tools & Services — 0.0% (g)
402	Furiex Pharmaceuticals, Inc., (a)	3,928

	Total Health Care	3,928

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.0% (g)
	Wireless Telecommunication Services — 0.0% (g)
3,314	Leap Wireless International, Inc., (a)	8,351

	Total Rights (Cost $—)	12,279

SHARES
Short-Term Investment — 41.5%
	Investment Company — 41.5%
132,907,036	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.080% (Cost $132,907,036) (b) (l) ^^	132,907,036

	Total Investments — 94.5% (Cost $302,081,821)	302,585,659
	Other Assets in Excess of Liabilities — 5.5% (c)	17,680,154

	NET ASSETS — 100.0%	$320,265,813

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
55	LME Aluminum Futures^	11/16/15	USD	$1,997,531	$(73,394)
7	LME Copper Futures^	11/16/15	USD	897,925	2,823
11	Feeder Cattle Futures^	11/19/15	USD	1,049,950	1,280
15	Cotton No.2 Futures^	12/08/15	USD	474,900	5,531
53	Euro Bobl	12/08/15	EUR	7,542,785	28,350
192	Euro Schatz	12/08/15	EUR	23,537,084	32,898
2	Euro-Buxl 30-Year Bond	12/08/15	EUR	346,874	2,109
49	Lean Hogs Futures^	12/14/15	USD	1,160,320	(51,185)
37	3 Year Australian Government Bond	12/15/15	AUD	2,963,161	10,540
11	LME Copper Futures^	12/16/15	USD	1,408,963	(2,371)
220	10 Year U.S. Treasury Note	12/21/15	USD	28,091,250	55,182
4	U.S. Long Bond	12/21/15	USD	625,750	(5,820)
6	Gold 100 OZ Futures^	12/29/15	USD	684,840	(15,016)
127	Long Gilt	12/29/15	GBP	23,053,472	(52,425)
75	2 Year U.S. Treasury Note	12/31/15	USD	16,399,219	(7,184)
41	5 Year U.S. Treasury Note	12/31/15	USD	4,910,711	1,555
6	Feeder Cattle Futures^	01/28/16	USD	549,600	23,420
41	Cotton No.2 Futures^	03/08/16	USD	1,291,500	11,651
2	Corn Futures^	03/14/16	USD	39,150	(1,256)
25	CBOT Wheat Futures^	03/14/16	USD	656,875	(599)
35	Cocoa Futures^	03/15/16	USD	1,142,050	52,718
78	Sugar No. 11 (World Markets) Futures^	04/29/16	USD	1,237,891	40,563

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	11

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
22	Cocoa Futures^	05/13/16	USD	$716,100	$43,506
64	Sugar No. 11 (World Markets) Futures^	06/30/16	USD	998,502	31,678
14	Cocoa Futures^	07/14/16	USD	454,160	30,199
	Short Futures Outstanding
(16)	LME Nickel Futures^	11/16/15	USD	(964,032)	5,472
(5)	CAC 40 Index	11/20/15	EUR	(269,167)	(11,825)
(4)	IBEX 35 Index	11/20/15	EUR	(452,405)	(5,293)
(39)	WTI Crude Futures^	11/20/15	USD	(1,817,010)	39,068
(105)	Natural Gas Futures^	11/25/15	USD	(2,437,050)	389,776
(3)	Hang Seng Index	11/27/15	HKD	(439,011)	7,617
(85)	Euro Bund	12/08/15	EUR	(14,694,458)	(368,401)
(2)	TOPIX Index	12/10/15	JPY	(258,308)	393
(9)	10 Year Japanese Government Bond	12/14/15	JPY	(11,080,136)	(49,396)
(16)	Corn Futures^	12/14/15	USD	(305,800)	3,803
(7)	LME Nickel Futures^	12/14/15	USD	(422,037)	(4,536)
(12)	LME Zinc Futures^	12/14/15	USD	(510,225)	16,889
(15)	CBOT Wheat Futures^	12/14/15	USD	(391,500)	(13,682)
(5)	10 Year Australian Government Bond	12/15/15	AUD	(461,239)	(3,085)
(6)	SPI 200 Index	12/17/15	AUD	(560,069)	(17,032)
(29)	10 Year Canadian Government Bond	12/18/15	CAD	(3,116,014)	72,791
(11)	Coffee ‘C’ Futures^	12/18/15	USD	(498,919)	71,705
(1)	DAX Index	12/18/15	EUR	(297,442)	(17,081)
(7)	Euro STOXX 50 Index	12/18/15	EUR	(261,948)	(22,332)
(255)	E-mini S&P 500	12/18/15	USD	(26,439,675)	(1,497,977)
(6)	FTSE 100 Index	12/18/15	GBP	(584,575)	(18,233)
(2)	FTSE/MIB Index	12/18/15	EUR	(246,783)	(12,372)
(18)	WTI Crude Futures^	12/21/15	USD	(854,460)	40,263
(8)	LME Copper Futures^	12/29/15	USD	(463,500)	16,442
(34)	Natural Gas Futures^	12/29/15	USD	(846,600)	112,591
(2)	Silver Futures^	12/29/15	USD	(155,670)	(7,175)
(68)	Live Cattle Futures^	12/31/15	USD	(3,854,920)	(167,241)
(11)	Soybean Futures^	01/14/16	USD	(487,162)	3,355
(24)	LME Aluminum Futures^	01/18/16	USD	(887,850)	10,878
(45)	Lean Hogs Futures^	02/12/16	USD	(1,129,500)	96,027
(36)	Live Cattle Futures^	02/29/16	USD	(2,065,320)	(92,336)
(6)	Sugar No. 11 (World Markets) Futures^	02/29/16	USD	(97,574)	(2,425)
(39)	Coffee ‘C’ Futures^	03/18/16	USD	(1,817,156)	97,087

					$(1,161,512)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
789,426	AUD	BNP Paribas	11/24/15	$565,853	$562,330	$(3,523)
610,915	AUD	Citibank, N.A.	11/24/15	431,708	435,172	3,464
1,641,207	CAD	HSBC Bank, N.A.	11/24/15	1,268,201	1,254,962	(13,239)
4,444,029	CHF	Goldman Sachs International	11/24/15	4,601,182	4,498,835	(102,347)
642,259	EUR	Deutsche Bank AG	11/24/15	704,192	706,443	2,251
3,258,331	EUR	Merrill Lynch International	11/24/15	3,624,956	3,583,952	(41,004)
1,651,066	EUR	Standard Chartered Bank	11/24/15	1,870,698	1,816,065	(54,633)
674,963	GBP	Goldman Sachs International	11/24/15	1,031,749	1,040,392	8,643
538,614	GBP	Standard Chartered Bank	11/24/15	827,468	830,222	2,754
13,471,878,580	IDR	Merrill Lynch International†	11/24/15	962,277	976,711	14,434
65,097,332	INR	Credit Suisse International†	11/24/15	993,701	992,157	(1,544)
140,064,303	JPY	Barclays Bank plc	11/24/15	1,165,005	1,160,934	(4,071)
38,979,156	JPY	BNP Paribas	11/24/15	328,805	323,082	(5,723)
163,578,648	JPY	Goldman Sachs International	11/24/15	1,360,543	1,355,835	(4,708)
5,283,600	NOK	Credit Suisse International	11/24/15	652,105	621,619	(30,486)
6,867,467	NZD	Standard Chartered Bank	11/24/15	4,525,322	4,643,058	117,736
66,454,719	RUB	Standard Chartered Bank†	11/24/15	1,047,768	1,034,302	(13,466)
14,351,742	SEK	Standard Chartered Bank	11/24/15	1,747,540	1,680,588	(66,952)
2,767,579	TRY	Citibank, N.A.	11/24/15	929,806	943,443	13,637
15,654,271	ZAR	Deutsche Bank AG	11/24/15	1,150,819	1,127,096	(23,723)
				$29,789,698	$29,587,198	$(202,500)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
619,979	AUD	Merrill Lynch International	11/24/15	$445,193	$441,628	$3,565
8,653,314	AUD	Royal Bank of Canada	11/24/15	6,207,551	6,163,995	43,556
665,225	AUD	Standard Chartered Bank	11/24/15	484,303	473,858	10,445
7,804,105	CAD	Citibank, N.A.	11/24/15	5,990,490	5,967,469	23,021
299,504	CAD	Morgan Stanley	11/24/15	230,303	229,017	1,286
4,561,245	CAD	Royal Bank of Canada	11/24/15	3,499,092	3,487,791	11,301
23,627,944	CZK	Morgan Stanley	11/24/15	985,637	959,213	26,424
1,137,484	EUR	Citibank, N.A.	11/24/15	1,260,315	1,251,158	9,157
10,594,748	EUR	HSBC Bank, N.A.	11/24/15	11,975,857	11,653,532	322,325
297,173	GBP	BNP Paribas	11/24/15	456,619	458,065	(1,446)
377,790	GBP	Goldman Sachs International	11/24/15	578,852	582,328	(3,476)
275,705,502	HUF	Morgan Stanley	11/24/15	995,868	975,208	20,660
3,828,485	ILS	Morgan Stanley	11/24/15	996,030	989,591	6,439
34,259,045	JPY	Royal Bank of Canada	11/24/15	284,995	283,958	1,037
2,481,689,331	JPY	Standard Chartered Bank	11/24/15	20,719,554	20,569,683	149,871
3,980,726	MYR	Deutsche Bank AG†	11/24/15	947,792	925,271	22,521
57,005,938	NOK	Goldman Sachs International	11/24/15	6,976,775	6,706,784	269,991
4,303,539	PLN	HSBC Bank, N.A.	11/24/15	1,146,115	1,112,881	33,234
				$64,181,341	$63,231,430	$949,911

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	13

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2015 (continued)

Total Return Basket Swaps* Outstanding at October 31, 2015
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	AMOUNT**
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in HKD which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	02/05/18	$433,350
Union Bank of Switzerland AG	The Fund receives the total return on a portfolio of long and short positions and pays one month LIBOR plus a spread for long positions, with the exception of long positions denominated in ZAR which pays one day LIBOR plus a spread, or one day Federal Funds floating rate for short positions, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	02/05/18	(1,424,694)

Total			$(991,344)

*	See the accompanying “Additional Information — Total Return Basket Swaps” for further details.
**	The fair value of the swap is zero. Amount presented represents due from/(to) counterparty for swap contract.

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AUD	— Australian Dollar
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CHF	— Swiss Franc
CBOT	— Chicago Board of Trade
CZK	— Czech Republic Koruna
DAX	— German Stock Index
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBEX	— International Business Exchange
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
INR	— Indian Rupee
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MIB	— Milan, Italian Stock Exchange
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— Zealand Dollar
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
RUB	— Russian Ruble
SEK	— Swedish Krona
SPI	— Australian Securities Exchange
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2015.

TOPIX	— Tokyo Stock Price Index
TRY	— Turkish Lira
USD	— United States Dollar
WTI	— West Texas Intermediate
ZAR	— South African Rand
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of October 31, 2015.
†	— Non-deliverable forward. See note 2.C.(2) in the notes to consolidated financial statements.
^	— Represents positions held in the Subsidiary.
^^	— A portion of the position is held by the Subsidiary.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements are $28,279,500 and 9.3% respectively.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	OCTOBER 31, 2015

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions

Common Stocks
Consumer Discretionary — 2.8%
Media — 2.0%
Meredith Corp.	29,821	1,402,183	1,402,183	—
Rentrak Corp. (a)	30,836	1,701,531	1,701,531	—
Time Warner Cable, Inc.	17,604	3,334,198	3,334,198	—

	78,261	6,437,912	6,437,912	—

Specialty Retail — 0.8%
Office Depot, Inc. (a)	345,070	2,629,433	2,629,433	—

Total Consumer Discretionary	423,331	9,067,345	9,067,345	—

Consumer Staples — 2.5%
Beverages — 1.0%
SABMiller plc (United Kingdom)	48,997	3,017,574	3,017,574	—

Food & Staples Retailing — 0.8%
Delhaize Group (Belgium)	28,560	2,650,981	2,650,981	—

Food Products — 0.7%
Diamond Foods, Inc. (a)	54,063	2,141,976	2,141,976	—

Total Consumer Staples	131,620	7,810,531	7,810,531	—

Energy — 3.4%
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	45,463	2,394,991	2,394,991	—
Cameron International Corp. (a)	50,874	3,459,940	3,459,940	—

	96,337	5,854,931	5,854,931	—

Oil, Gas & Consumable Fuels — 1.6%
BG Group plc (United Kingdom)	171,188	2,705,010	2,705,010	—
Canadian Oil Sands Ltd. (Canada)	205,381	1,550,253	1,550,253	—
Oil Search Ltd. (Australia)	136,983	766,808	766,808	—

	513,552	5,022,071	5,022,071	—

Total Energy	609,889	10,877,002	10,877,002	—

Financials — 2.0%
Banks — 0.2%
National Penn Bancshares, Inc.	53,061	638,854	638,854	—

Insurance — 1.3%
Amlin plc (United Kingdom)	110,079	1,118,309	1,118,309	—
Chubb Corp. (The)	24,852	3,214,606	3,214,606	—

	134,931	4,332,915	4,332,915	—

Thrifts & Mortgage Finance — 0.5%
Astoria Financial Corp.	93,150	1,486,674	1,486,674	—

Total Financials	281,142	6,458,443	6,458,443	—

Health Care — 2.6%
Biotechnology — 0.2%
Baxalta, Inc.	20,220	696,781	696,781	—

Health Care Providers & Services — 1.7%
Cigna Corp.	4,842	649,022	649,022	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	15

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Health Care Providers & Services — continued
Health Net, Inc. (a)	35,167	2,259,831	2,259,831	—
Synergy Health plc (United Kingdom)	63,765	2,402,824	2,402,824	—

	103,774	5,311,677	5,311,677	—

Pharmaceuticals — 0.7%
Depomed, Inc. (a)	55,257	966,997	966,997	—
Perrigo Co. plc (Ireland)	7,874	1,242,045	1,242,045	—

	63,131	2,209,042	2,209,042	—

Total Health Care	187,125	8,217,500	8,217,500	—

Information Technology — 3.6%
Communications Equipment — 1.2%
Alcatel-Lucent (France) (a)	743,070	3,022,516	3,022,516	—
Pace plc (United Kingdom)	140,599	807,601	807,601	—

	883,669	3,830,117	3,830,117	—

Semiconductors & Semiconductor Equipment — 1.7%
Freescale Semiconductor Ltd. (a)	70,812	2,371,494	2,371,494	—
KLA-Tencor Corp.	45,503	3,054,161	3,054,161	—

	116,315	5,425,655	5,425,655	—

Technology Hardware, Storage & Peripherals — 0.7%
EMC Corp.	27,056	709,408	709,408	—
SanDisk Corp.	19,631	1,511,587	1,511,587	—

	46,687	2,220,995	2,220,995	—

Total Information Technology	1,046,671	11,476,767	11,476,767	—

Materials — 1.0%
Containers & Packaging — 1.0%
Rexam plc (United Kingdom)	389,486	3,242,331	3,242,331	—

Metals & Mining — 0.0% (g)
S2 Resources Ltd. (Australia)	1	—	—	—

Total Materials	389,487	3,242,331	3,242,331	—

Total Long Positions of Total Return Basket Swap	3,069,265	57,149,919	57,149,919	—

Short Positions
Common Stocks
Consumer Discretionary — 0.8%
Media — 0.5%
Charter Communications, Inc. (a)	6,660	1,271,660	1,271,660	—
Nexstar Broadcasting Group, Inc.	4,033	214,677	214,677	—

	10,693	1,486,337	1,486,337	—

Specialty Retail — 0.3%
Staples, Inc.	74,745	970,938	970,938	—

Total Consumer Discretionary	85,438	2,457,275	2,457,275	—

Consumer Staples — 1.5%
Food & Staples Retailing — 1.0%
Koninklijke Ahold N.V. (Netherlands)	162,060	3,300,436	3,300,436	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Food Products — 0.5%
Snyder’s-Lance, Inc.	41,517	1,475,514	1,475,514	—

Total Consumer Staples	203,577	4,775,950	4,775,950	—

Energy — 2.9%
Energy Equipment & Services — 1.6%
Halliburton Co.	59,833	2,296,390	2,296,390	—
Schlumberger Ltd.	36,061	2,818,528	2,818,528	—

	95,894	5,114,918	5,114,918	—

Oil, Gas & Consumable Fuels — 1.3%
Royal Dutch Shell plc (Netherlands)	75,485	1,978,251	1,978,251	—
Suncor Energy, Inc. (Canada)	50,832	1,512,598	1,512,598	—
Woodside Petroleum Ltd. (Australia)	33,903	715,858	715,858	—

	160,220	4,206,707	4,206,707	—

Total Energy	256,114	9,321,625	9,321,625	—

Financials — 1.1%
Banks — 0.1%
BB&T Corp.	11,788	437,924	437,924	—

Insurance — 0.5%
ACE Ltd. (Switzerland)	14,808	1,681,301	1,681,301	—

Thrifts & Mortgage Finance — 0.5%
New York Community Bancorp, Inc.	92,000	1,519,840	1,519,840	—

Total Financials	118,596	3,639,065	3,639,065	—

Health Care — 1.8%
Health Care Equipment & Supplies — 0.6%
STERIS Corp.	27,194	2,038,190	2,038,190	—

Health Care Providers & Services — 0.4%
Centene Corp. (a)	21,873	1,301,006	1,301,006	—

Pharmaceuticals — 0.8%
Horizon Pharma plc (a)	51,969	816,953	816,953	—
Mylan N.V. (a)	17,929	790,489	790,489	—
Shire plc (Ireland)	3,377	766,748	766,748	—

	73,275	2,374,190	2,374,190	—

Total Health Care	122,342	5,713,386	5,713,386	—

Information Technology — 2.9%
Communications Equipment — 1.3%
ARRIS Group, Inc. (a)	34,455	973,698	973,698	—
Nokia OYJ (Finland)	404,601	3,012,105	3,012,105	—

	439,056	3,985,803	3,985,803	—

Internet Software & Services — 0.5%
comScore, Inc. (a)	35,106	1,501,835	1,501,835	—

Semiconductors & Semiconductor Equipment — 1.1%
Lam Research Corp.	22,523	1,725,036	1,725,036	—
NXP Semiconductors N.V. (Netherlands) (a)	24,683	1,933,913	1,933,913	—

	47,206	3,658,949	3,658,949	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	17

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Technology Hardware, Storage & Peripherals — 0.0% (g)
Western Digital Corp.	346	23,120	23,120	—

Total Information Technology	521,714	9,169,707	9,169,707	—

Materials — 0.4%
Containers & Packaging — 0.4%
Ball Corp.	17,207	1,178,679	1,178,679	—

Utilities — 0.3%
Electric Utilities — 0.3%
NextEra Energy, Inc.	10,427	1,070,436	1,070,436	—

Total Short Positions of Total Return Basket Swap	1,335,415	37,326,123	37,326,123	—

Total of Long and Short Positions of Total Return Basket Swap	1,733,850	19,823,796	19,823,796	—

Cash and Other Receivables/(Payables) (4)				459,347
Financing Costs				(25,035)
Net Dividends Receivable/(Payable)				(962)

Due from counterparty for swap contract				$433,350

Long Positions

Common Stocks
Consumer Discretionary — 6.4%
Auto Components — 1.0%
Brembo S.p.A. (Italy)	11,823	521,217	521,217	—
Cooper Tire & Rubber Co.	14,602	610,218	610,218	—
Dana Holding Corp.	31,061	521,825	521,825	—
Lear Corp.	4,108	513,746	513,746	—
Linamar Corp. (Canada)	10,405	604,677	604,677	—
Magna International, Inc. (Canada)	9,623	507,496	507,496	—

	81,622	3,279,179	3,279,179	—

Automobiles — 0.5%
Daimler AG (Germany)	6,093	529,112	529,112	—
Peugeot S.A. (France) (a)	31,391	553,169	553,169	—
Renault S.A. (France)	6,670	628,801	628,801	—

	44,154	1,711,082	1,711,082	—

Distributors — 0.2%
Inchcape plc (United Kingdom)	46,863	577,591	577,591	—

Hotels, Restaurants & Leisure — 0.5%
Carnival plc	9,120	508,528	508,528	—
Marriott Vacations Worldwide Corp.	8,528	549,203	549,203	—
Wyndham Worldwide Corp.	6,202	504,533	504,533	—

	23,850	1,562,264	1,562,264	—

Household Durables — 1.2%
Barratt Developments plc (United Kingdom)	57,217	540,260	540,260	—
Bellway plc (United Kingdom)	12,802	512,335	512,335	—
Berkeley Group Holdings plc (United Kingdom)	9,593	490,685	490,685	—
Bovis Homes Group plc (United Kingdom)	36,089	570,257	570,257	—
MDC Holdings, Inc.	21,322	554,159	554,159	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Household Durables — continued
Persimmon plc (United Kingdom) (a)	19,726	606,367	606,367	—
Taylor Wimpey plc (United Kingdom)	195,220	595,883	595,883	—

	351,969	3,869,946	3,869,946	—

Media — 0.6%
ProSiebenSat.1 Media SE (Germany)	9,311	503,648	503,648	—
Publicis Groupe S.A. (France)	7,759	503,911	503,911	—
Sky plc (United Kingdom)	31,896	538,913	538,913	—
Technicolor S.A. (France)	73,791	500,498	500,498	—

	122,757	2,046,970	2,046,970	—

Multiline Retail — 1.0%
Big Lots, Inc.	11,224	517,427	517,427	—
Dillard’s, Inc.	5,977	534,822	534,822	—
Kohl’s Corp.	11,295	520,925	520,925	—
Macy’s, Inc.	9,785	498,839	498,839	—
Marks & Spencer Group plc (United Kingdom)	71,133	562,549	562,549	—
Target Corp.	7,067	545,431	545,431	—

	116,481	3,179,993	3,179,993	—

Specialty Retail — 1.4%
American Eagle Outfitters, Inc.	37,037	565,926	565,926	—
Best Buy Co., Inc.	14,742	516,412	516,412	—
Children’s Place, Inc. (The)	8,016	430,219	430,219	—
Foot Locker, Inc.	9,000	609,750	609,750	—
GameStop Corp.	12,673	583,845	583,845	—
Guess?, Inc.	26,404	555,804	555,804	—
Outerwall, Inc.	9,104	546,240	546,240	—
WH Smith plc (United Kingdom)	19,570	514,383	514,383	—

	136,546	4,322,579	4,322,579	—

Total Consumer Discretionary	924,242	20,549,604	20,549,604	—

Consumer Staples — 2.8%
Beverages — 0.2%
Dr. Pepper Snapple Group, Inc.	6,433	574,917	574,917	—

Food & Staples Retailing — 0.6%
Delhaize Group (Belgium)	5,558	515,902	515,902	—
Ingles Markets, Inc.	10,609	529,813	529,813	—
Loblaw Cos., Ltd. (Canada)	9,951	524,338	524,338	—
Metro, Inc. (Canada)	17,481	499,858	499,858	—

	43,599	2,069,911	2,069,911	—

Food Products — 1.6%
Archer-Daniels-Midland Co.	12,916	589,745	589,745	—
Cal-Maine Foods, Inc.	9,624	514,499	514,499	—
Ebro Foods S.A. (Spain)	28,257	536,317	536,317	—
Fresh Del Monte Produce, Inc.	13,980	637,907	637,907	—
Ingredion, Inc.	6,249	594,030	594,030	—
Lancaster Colony Corp.	5,928	674,132	674,132	—
Pilgrim’s Pride Corp.	27,459	521,447	521,447	—
Pinnacle Foods, Inc.	11,039	486,599	486,599	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	19

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Food Products — continued
Sanderson Farms, Inc.	7,520	522,715	522,715	—

	122,972	5,077,391	5,077,391	—

Tobacco — 0.4%
Imperial Tobacco Group plc (United Kingdom)	9,976	538,111	538,111	—
Universal Corp.	11,517	622,033	622,033	—

	21,493	1,160,144	1,160,144	—

Total Consumer Staples	194,497	8,882,363	8,882,363	—

Energy — 4.5%
Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	7,961	419,385	419,385	—
Frank’s International N.V. (Netherlands)	38,610	662,548	662,548	—
Hunting plc (United Kingdom)	80,497	446,491	446,491	—
John Wood Group plc (United Kingdom)	56,791	522,667	522,667	—
National Oilwell Varco, Inc.	13,634	513,184	513,184	—
Tecnicas Reunidas S.A. (Spain)	12,829	572,338	572,338	—

	210,322	3,136,613	3,136,613	—

Oil, Gas & Consumable Fuels — 3.5%
Alon USA Energy, Inc.	26,797	448,850	448,850	—
BP plc (United Kingdom)	105,472	628,270	628,270	—
Chevron Corp.	5,650	513,472	513,472	—
CVR Energy, Inc.	14,703	653,695	653,695	—
Delek US Holdings, Inc.	19,302	525,014	525,014	—
Eni S.p.A. (Italy)	36,700	599,707	599,707	—
Green Plains, Inc.	25,853	530,245	530,245	—
HollyFrontier Corp.	12,475	610,901	610,901	—
Marathon Petroleum Corp.	12,691	657,394	657,394	—
Neste Oil OYJ (Finland)	23,964	584,751	584,751	—
Nordic American Tankers Ltd. (Norway)	35,635	544,503	544,503	—
OMV AG (Austria)	20,937	557,166	557,166	—
Phillips 66	5,877	523,347	523,347	—
Repsol S.A. (Spain)	49,169	620,438	620,438	—
Ship Finance International Ltd. (Norway)	35,081	599,534	599,534	—
Tesoro Corp.	5,595	598,273	598,273	—
TOTAL S.A. (France)	11,339	550,441	550,441	—
Valero Energy Corp.	8,006	527,756	527,756	—
Western Refining, Inc.	13,791	573,981	573,981	—
World Fuel Services Corp.	12,877	572,511	572,511	—

	481,914	11,420,249	11,420,249	—

Total Energy	692,236	14,556,862	14,556,862	—

Financials — 7.0%
Banks — 0.7%
Huntington Bancshares, Inc.	49,780	546,087	546,087	—
KBC Groep N.V. (Belgium)	8,841	538,599	538,599	—
National Bank of Canada (Canada)	17,644	584,400	584,400	—
Royal Bank of Canada (Canada)	10,180	582,103	582,103	—

	86,445	2,251,189	2,251,189	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Capital Markets — 0.7%
3i Group plc (United Kingdom)	74,223	573,255	573,255	—
BGC Partners, Inc.	66,289	573,400	573,400	—
Investec plc (South Africa)	62,268	520,278	520,278	—
Mediobanca S.p.A. (Italy)	54,320	546,557	546,557	—

	257,100	2,213,490	2,213,490	—

Diversified Financial Services — 0.2%
Voya Financial, Inc.	12,386	502,500	502,500	—

Insurance — 5.2%
Ageas (Belgium)	13,368	590,724	590,724	—
Allianz SE (Germany)	2,977	521,657	521,657	—
Allied World Assurance Co. Holdings AG (Switzerland)	12,215	444,138	444,138	—
American Equity Investment Life Holding Co.	23,321	598,883	598,883	—
Amlin plc (United Kingdom)	76,063	772,735	772,735	—
AmTrust Financial Services, Inc.	7,795	531,775	531,775	—
Aspen Insurance Holdings Ltd. (Bermuda)	12,076	587,014	587,014	—
AXA S.A. (France)	21,803	583,208	583,208	—
Baloise Holding AG (Switzerland)	4,504	540,872	540,872	—
Direct Line Insurance Group plc (United Kingdom)	95,587	581,176	581,176	—
First American Financial Corp.	14,775	563,371	563,371	—
Great-West Lifeco, Inc. (Canada)	22,431	594,569	594,569	—
Hannover Rueck SE (Germany)	4,386	507,387	507,387	—
Hanover Insurance Group, Inc. (The)	6,820	574,585	574,585	—
Legal & General Group plc (United Kingdom)	135,848	547,851	547,851	—
Maiden Holdings Ltd. (Bermuda)	38,292	595,441	595,441	—
Manulife Financial Corp. (Canada)	36,649	607,640	607,640	—
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	3,019	602,552	602,552	—
NN Group N.V. (Netherlands)	19,739	620,140	620,140	—
Old Mutual plc (United Kingdom)	182,728	598,035	598,035	—
PartnerRe Ltd. (Bermuda)	4,591	638,149	638,149	—
Power Corp. of Canada (Canada)	26,122	587,126	587,126	—
Reinsurance Group of America, Inc.	5,400	487,296	487,296	—
SCOR SE (France)	13,495	502,623	502,623	—
Swiss Life Holding AG (Switzerland) (a)	2,582	616,734	616,734	—
Swiss Re AG (Switzerland)	6,683	621,344	621,344	—
Talanx AG (Germany)	19,587	628,288	628,288	—
Universal Insurance Holdings, Inc.	16,651	525,339	525,339	—
Validus Holdings Ltd. (Bermuda)	12,394	549,054	549,054	—

	841,901	16,719,706	16,719,706	—

Thrifts & Mortgage Finance — 0.2%
Aareal Bank AG (Germany)	16,135	614,790	614,790	—

Total Financials	1,213,967	22,301,675	22,301,675	—

Health Care — 3.2%
Health Care Equipment & Supplies — 0.1%
Hill-Rom Holdings, Inc.	10,811	569,632	569,632	—

Health Care Providers & Services — 2.2%
Aetna, Inc.	4,594	527,299	527,299	—
Cardinal Health, Inc.	7,305	600,471	600,471	—
Chemed Corp.	3,857	606,668	606,668	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	21

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Health Care Providers & Services — continued
Express Scripts Holding Co. (a)	5,765	497,981	497,981	—
Health Net, Inc. (a)	8,305	533,679	533,679	—
HealthSouth Corp.	15,103	526,038	526,038	—
Humana, Inc.	3,235	577,868	577,868	—
Laboratory Corp. of America Holdings (a)	4,187	513,912	513,912	—
McKesson Corp.	2,458	439,490	439,490	—
MEDNAX, Inc. (a)	7,247	510,696	510,696	—
Quest Diagnostics, Inc.	7,946	539,931	539,931	—
UnitedHealth Group, Inc.	4,859	572,293	572,293	—
Universal Health Services, Inc.	4,511	550,748	550,748	—

	79,372	6,997,074	6,997,074	—

Life Sciences Tools & Services — 0.4%
Gerresheimer AG (Germany)	7,847	612,397	612,397	—
Lonza Group AG (Switzerland) (a)	4,177	613,587	613,587	—

	12,024	1,225,984	1,225,984	—

Pharmaceuticals — 0.5%
Galenica AG (Switzerland)	344	504,628	504,628	—
Ipsen S.A. (France)	9,419	594,734	594,734	—
Roche Holding AG (Switzerland)	1,878	513,935	513,935	—

	11,641	1,613,297	1,613,297	—

Total Health Care	113,848	10,405,987	10,405,987	—

Industrials — 6.2%
Aerospace & Defense — 1.1%
Boeing Co. (The)	3,691	546,526	546,526	—
Huntington Ingalls Industries, Inc.	5,159	618,771	618,771	—
Meggitt plc (United Kingdom)	94,527	515,276	515,276	—
Northrop Grumman Corp.	3,231	606,620	606,620	—
Raytheon Co.	4,615	541,801	541,801	—
Thales S.A. (France)	6,978	505,905	505,905	—

	118,201	3,334,899	3,334,899	—

Air Freight & Logistics — 0.3%
CTT-Correios de Portugal S.A. (Portugal)	44,578	506,624	506,624	—
Royal Mail plc (United Kingdom)	81,752	561,207	561,207	—

	126,330	1,067,831	1,067,831	—

Airlines — 0.5%
Alaska Air Group, Inc.	7,477	570,121	570,121	—
easyJet plc (United Kingdom)	19,034	513,499	513,499	—
JetBlue Airways Corp. (a)	24,341	604,631	604,631	—

	50,852	1,688,251	1,688,251	—

Commercial Services & Supplies — 0.4%
Deluxe Corp.	9,984	594,547	594,547	—
Knoll, Inc.	5,208	121,034	121,034	—
Tetra Tech, Inc.	20,572	553,387	553,387	—

	35,764	1,268,968	1,268,968	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Construction & Engineering — 0.7%
Boskalis Westminster N.V. (Netherlands)	12,151	591,061	591,061	—
Carillion plc (United Kingdom)	103,135	485,723	485,723	—
Eiffage S.A. (France)	9,127	569,572	569,572	—
Vinci S.A. (France)	8,912	601,529	601,529	—

	133,325	2,247,885	2,247,885	—

Electrical Equipment — 0.5%
AZZ, Inc.	9,718	537,697	537,697	—
OSRAM Licht AG (Germany)	9,940	584,892	584,892	—
Prysmian S.p.A. (Italy)	23,456	506,840	506,840	—

	43,114	1,629,429	1,629,429	—

Machinery — 1.2%
Barnes Group, Inc.	13,111	492,842	492,842	—
Greenbrier Cos., Inc. (The)	15,050	572,502	572,502	—
Hillenbrand, Inc.	18,424	546,640	546,640	—
KION Group AG (Germany) (a)	12,903	581,882	581,882	—
Stanley Black & Decker, Inc.	4,993	529,158	529,158	—
Trinity Industries, Inc.	23,638	639,881	639,881	—
Wabash National Corp. (a)	46,408	555,504	555,504	—

	134,527	3,918,409	3,918,409	—

Marine — 0.2%
Matson, Inc.	15,160	694,783	694,783	—

Professional Services — 0.9%
Adecco S.A. (Switzerland) (a)	7,939	591,138	591,138	—
Korn/Ferry International	17,319	629,892	629,892	—
ManpowerGroup, Inc.	5,596	513,601	513,601	—
Randstad Holding N.V. (Netherlands)	8,859	529,272	529,272	—
USG People N.V. (Netherlands)	40,355	643,457	643,457	—

	80,068	2,907,360	2,907,360	—

Trading Companies & Distributors — 0.4%
Aircastle Ltd.	24,135	546,899	546,899	—
Finning International, Inc. (Canada)	36,377	581,431	581,431	—

	60,512	1,128,330	1,128,330	—

Total Industrials	797,853	19,886,145	19,886,145	—

Information Technology — 6.9%
Communications Equipment — 0.5%
Brocade Communications Systems, Inc.	45,458	473,672	473,672	—
Cisco Systems, Inc.	17,430	502,855	502,855	—
Pace plc (United Kingdom)	98,604	566,382	566,382	—

	161,492	1,542,909	1,542,909	—

Electronic Equipment, Instruments & Components — 0.9%
Arrow Electronics, Inc. (a)	9,074	498,979	498,979	—
CDW Corp.	12,829	573,328	573,328	—
Corning, Inc.	31,912	593,563	593,563	—
Dolby Laboratories, Inc.	16,696	578,851	578,851	—
Methode Electronics, Inc.	17,946	598,140	598,140	—

	88,457	2,842,861	2,842,861	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	23

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Internet Software & Services — 0.2%
j2 Global, Inc.	7,306	566,580	566,580	—

IT Services — 1.9%
Amdocs Ltd.	9,521	567,166	567,166	—
Cap Gemini S.A. (France)	6,336	564,567	564,567	—
CGI Group, Inc. (Canada) (a)	13,583	504,532	504,532	—
Computer Sciences Corp.	8,176	544,440	544,440	—
Convergys Corp.	22,162	568,898	568,898	—
CSG Systems International, Inc.	18,252	611,807	611,807	—
DST Systems, Inc.	4,692	573,128	573,128	—
NeuStar, Inc. (a)	18,052	490,834	490,834	—
Science Applications International Corp.	13,996	641,857	641,857	—
Total System Services, Inc.	9,373	491,614	491,614	—
Western Union Co. (The)	25,651	493,782	493,782	—

	149,794	6,052,625	6,052,625	—

Semiconductors & Semiconductor Equipment — 1.7%
Advanced Energy Industries, Inc. (a)	19,679	556,522	556,522	—
BE Semiconductor Industries N.V. (Netherlands)	37,917	821,400	821,400	—
Cirrus Logic, Inc. (a)	20,551	633,587	633,587	—
Integrated Device Technology, Inc. (a)	25,371	646,960	646,960	—
Intel Corp.	14,925	505,361	505,361	—
MKS Instruments, Inc.	17,046	600,701	600,701	—
OmniVision Technologies, Inc. (a)	821	23,702	23,702	—
Skyworks Solutions, Inc.	5,601	432,621	432,621	—
Teradyne, Inc.	29,605	577,890	577,890	—
Tessera Technologies, Inc.	17,381	607,814	607,814	—

	188,897	5,406,558	5,406,558	—

Software — 1.2%
Activision Blizzard, Inc.	14,516	504,576	504,576	—
Ebix, Inc.	21,357	592,230	592,230	—
Mentor Graphics Corp.	19,193	522,049	522,049	—
Oracle Corp.	15,670	608,623	608,623	—
Playtech plc (United Kingdom)	47,487	626,643	626,643	—
Symantec Corp.	27,929	575,337	575,337	—
Synopsys, Inc. (a)	10,916	545,582	545,582	—

	157,068	3,975,040	3,975,040	—

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.	4,214	503,573	503,573	—
Hewlett-Packard Co.	19,642	529,548	529,548	—
Wincor Nixdorf AG (Germany)	11,533	592,072	592,072	—

	35,389	1,625,193	1,625,193	—

Total Information Technology	788,403	22,011,766	22,011,766	—

Materials — 2.9%
Chemicals — 0.5%
Celanese Corp.	9,296	660,481	660,481	—
Dow Chemical Co. (The)	9,979	515,615	515,615	—
LyondellBasell Industries N.V.	5,521	512,956	512,956	—

	24,796	1,689,052	1,689,052	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Containers & Packaging — 0.5%
Avery Dennison Corp.	8,265	536,977	536,977	—
DS Smith plc (United Kingdom)	83,161	496,138	496,138	—
Smurfit Kappa Group plc (Ireland)	18,310	522,090	522,090	—

	109,736	1,555,205	1,555,205	—

Metals & Mining — 1.0%
Aurubis AG (Germany)	7,563	505,652	505,652	—
Centamin plc (United Kingdom)	520,529	510,357	510,357	—
Commercial Metals Co.	32,812	471,508	471,508	—
Kaiser Aluminum Corp.	6,558	533,100	533,100	—
Salzgitter AG (Germany)	18,496	534,004	534,004	—
voestalpine AG (Austria)	14,300	517,903	517,903	—

	600,258	3,072,524	3,072,524	—

Paper & Forest Products — 0.9%
Domtar Corp. (Canada)	15,337	632,498	632,498	—
International Paper Co.	13,655	582,932	582,932	—
Mondi plc (South Africa)	21,898	507,720	507,720	—
Schweitzer-Mauduit International, Inc.	16,009	621,469	621,469	—
UPM-Kymmene OYJ (Finland)	27,153	509,092	509,092	—

	94,052	2,853,711	2,853,711	—

Total Materials	828,842	9,170,492	9,170,492	—

Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.5%
Elisa OYJ (Finland)	13,381	504,410	504,410	—
TELUS Corp. (Canada)	14,141	471,943	471,943	—
Verizon Communications, Inc.	12,770	598,658	598,658	—

	40,292	1,575,011	1,575,011	—

Wireless Telecommunication Services — 0.2%
Freenet AG (Germany)	17,969	606,225	606,225	—

Total Telecommunication Services	58,261	2,181,236	2,181,236	—

Utilities — 2.3%
Electric Utilities — 1.4%
Acciona S.A. (Spain)	7,460	627,641	627,641	—
American Electric Power Co., Inc.	9,508	538,628	538,628	—
EDP — Energias de Portugal S.A. (Portugal)	159,960	592,431	592,431	—
Entergy Corp.	8,734	595,310	595,310	—
Iberdrola S.A. (Spain)	76,798	548,678	548,678	—
IDACORP, Inc.	7,659	512,004	512,004	—
Pinnacle West Capital Corp.	7,905	502,047	502,047	—
SSE plc (United Kingdom)	24,806	579,350	579,350	—

	302,830	4,496,089	4,496,089	—

Gas Utilities — 0.6%
AGL Resources, Inc.	10,816	676,000	676,000	—
Enagas S.A. (Spain)	20,127	609,865	609,865	—
Snam S.p.A. (Italy)	104,377	540,605	540,605	—

	135,320	1,826,470	1,826,470	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	25

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Long Positions — continued

Common Stocks — continued
Multi-Utilities — 0.3%
Consolidated Edison, Inc.	8,485	557,889	557,889	—
Public Service Enterprise Group, Inc.	11,968	494,158	494,158	—

	20,453	1,052,047	1,052,047	—

Total Utilities	458,603	7,374,606	7,374,606	—

Total Long Positions of Total Return Basket Swap	6,070,752	137,320,736	137,320,736	—

Short Positions
Common Stocks
Consumer Discretionary — 9.4%
Auto Components — 0.3%
NGK Spark Plug Co., Ltd. (Japan)	21,300	524,425	524,425	—
Visteon Corp. (a)	5,333	581,670	581,670	—

	26,633	1,106,095	1,106,095	—

Distributors — 0.2%
LKQ Corp. (a)	20,759	614,674	614,674	—

Diversified Consumer Services — 0.2%
Nord Anglia Education, Inc. (Hong Kong) (a)	7,896	154,762	154,762	—
Sotheby’s	15,605	540,713	540,713	—

	23,501	695,475	695,475	—

Hotels, Restaurants & Leisure — 3.1%
Accor S.A. (France)	10,298	512,307	512,307	—
Aramark	16,588	503,446	503,446	—
Autogrill S.p.A. (Italy) (a)	60,198	560,686	560,686	—
Chipotle Mexican Grill, Inc. (a)	769	492,337	492,337	—
Choice Hotels International, Inc.	10,578	553,335	553,335	—
ClubCorp Holdings, Inc.	25,234	515,783	515,783	—
Compass Group plc (United Kingdom)	33,395	576,081	576,081	—
Crown Resorts Ltd. (Australia)	62,082	507,342	507,342	—
Fiesta Restaurant Group, Inc. (a)	11,038	390,304	390,304	—
InterContinental Hotels Group plc (United Kingdom)	13,704	549,489	549,489	—
Merlin Entertainments plc (United Kingdom)	83,809	535,921	535,921	—
MGM Resorts International (a)	25,646	594,731	594,731	—
Oriental Land Co., Ltd. (Japan)	9,200	562,811	562,811	—
Panera Bread Co. (a)	2,213	392,520	392,520	—
Resorttrust, Inc. (Japan)	17,000	439,546	439,546	—
Scientific Games Corp. (a)	40,549	449,688	449,688	—
Thomas Cook Group plc (United Kingdom) (a)	315,953	598,613	598,613	—
Whitbread plc (United Kingdom)	7,190	550,437	550,437	—
Wynn Resorts Ltd.	7,129	498,673	498,673	—

	752,573	9,784,050	9,784,050	—

Household Durables — 0.2%
Rinnai Corp. (Japan)	6,900	550,650	550,650	—
Internet & Catalog Retail — 0.9%
Groupon, Inc. (a)	151,312	561,368	561,368	—
Ocado Group plc (United Kingdom) (a)	105,551	613,119	613,119	—
Rakuten, Inc. (Japan)	38,000	531,408	531,408	—
TripAdvisor, Inc. (a)	6,157	515,833	515,833	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Internet & Catalog Retail — continued
Yoox Net-A-Porter Group S.p.A. (Italy) (a)	15,510	526,164	526,164	—

	316,530	2,747,892	2,747,892	—

Media — 2.1%
Atresmedia Corp de Medios de Comunicacion S.A. (Spain)	40,503	519,772	519,772	—
Carmike Cinemas, Inc. (a)	19,195	491,584	491,584	—
Charter Communications, Inc. (a)	2,767	528,331	528,331	—
CyberAgent, Inc. (Japan)	13,300	551,090	551,090	—
DreamWorks Animation SKG, Inc. (a)	23,878	483,291	483,291	—
JCDecaux S.A. (France)	14,128	575,603	575,603	—
Liberty Broadband Corp. (a)	10,243	550,766	550,766	—
Liberty Broadband Corp. (a)	9,800	534,688	534,688	—
Live Nation Entertainment, Inc. (a)	20,220	551,602	551,602	—
Loral Space & Communications, Inc. (a)	1,100	49,181	49,181	—
Numericable-SFR SAS (France) (a)	10,423	472,220	472,220	—
Pearson plc (United Kingdom)	30,085	399,555	399,555	—
REA Group Ltd. (Australia)	18,078	619,175	619,175	—
Regal Entertainment Group	27,951	541,690	541,690	—

	241,671	6,868,548	6,868,548	—

Specialty Retail — 1.5%
Barnes & Noble, Inc.	40,998	532,564	532,564	—
Cabela’s, Inc. (a)	11,238	440,192	440,192	—
Conn’s, Inc. (a)	20,735	393,343	393,343	—
CST Brands, Inc.	14,611	524,973	524,973	—
Dufry AG (Switzerland) (a)	3,912	457,907	457,907	—
Five Below, Inc. (a)	15,638	537,009	537,009	—
Industria de Diseno Textil S.A. (Spain)	15,747	590,569	590,569	—
Mattress Firm Holding Corp. (a)	12,003	510,968	510,968	—
Restoration Hardware Holdings, Inc. (a)	5,022	517,718	517,718	—
Sally Beauty Holdings, Inc. (a)	19,888	467,567	467,567	—

	159,792	4,972,810	4,972,810	—

Textiles, Apparel & Luxury Goods — 0.9%
Cie Financiere Richemont S.A. (Switzerland)	6,420	550,777	550,777	—
Crocs, Inc. (a)	37,142	401,134	401,134	—
Hugo Boss AG (Germany)	4,500	463,123	463,123	—
Kate Spade & Co. (a)	30,205	542,784	542,784	—
lululemon athletica, Inc. (Canada) (a)	10,003	491,848	491,848	—
Salvatore Ferragamo S.p.A. (Italy)	17,719	481,272	481,272	—

	105,989	2,930,938	2,930,938	—

Total Consumer Discretionary	1,654,348	30,271,132	30,271,132	—

Consumer Staples — 3.8%
Beverages — 0.6%
Anheuser-Busch InBev N.V. (Belgium)	4,243	507,174	507,174	—
Boston Beer Co., Inc. (The) (a)	2,034	446,646	446,646	—
Coca-Cola Amatil Ltd. (Australia)	58,799	381,978	381,978	—
Diageo plc (United Kingdom)	19,259	557,721	557,721	—

	84,335	1,893,519	1,893,519	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	27

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Food & Staples Retailing — 1.0%
Cosmos Pharmaceutical Corp. (Japan)	4,300	539,148	539,148	—
PriceSmart, Inc.	7,260	624,215	624,215	—
Sprouts Farmers Market, Inc. (a)	25,903	527,903	527,903	—
Tesco plc (United Kingdom) (a)	161,924	457,557	457,557	—
United Natural Foods, Inc. (a)	10,843	547,030	547,030	—
Whole Foods Market, Inc.	13,480	403,861	403,861	—

	223,710	3,099,714	3,099,714	—

Food Products — 1.9%
Aryzta AG (Switzerland) (a)	11,013	496,919	496,919	—
Associated British Foods plc (United Kingdom)	11,033	587,643	587,643	—
Barry Callebaut AG (Switzerland) (a)	433	519,977	519,977	—
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	89	543,391	543,391	—
Chocoladefabriken Lindt & Sprungli AG (Switzerland)	7	519,272	519,272	—
Darling Ingredients, Inc. (a)	37,674	381,261	381,261	—
Hershey Co. (The)	5,862	519,901	519,901	—
Kagome Co., Ltd. (Japan)	30,300	517,011	517,011	—
Kerry Group plc (Ireland)	6,970	566,794	566,794	—
Kewpie Corp. (Japan)	25,200	579,305	579,305	—
WhiteWave Foods Co. (The) (a)	11,414	467,746	467,746	—
Yakult Honsha Co., Ltd. (Japan)	10,200	544,361	544,361	—

	150,195	6,243,581	6,243,581	—

Household Products — 0.2%
Unicharm Corp. (Japan)	25,600	550,526	550,526	—

Personal Products — 0.1%
Beiersdorf AG (Germany)	4,469	424,746	424,746	—

Total Consumer Staples	488,309	12,212,086	12,212,086	—

Energy — 3.5%
Energy Equipment & Services — 0.5%
C&J Energy Services Ltd. (a)	118,108	589,359	589,359	—
CGG S.A. (France)	98,814	397,590	397,590	—
Secure Energy Services, Inc. (Canada)	22,200	147,536	147,536	—
Weatherford International plc (Switzerland) (a)	49,983	511,826	511,826	—

	289,105	1,646,311	1,646,311	—

Oil, Gas & Consumable Fuels — 3.0%
Anadarko Petroleum Corp.	7,470	499,594	499,594	—
Antero Resources Corp. (a)	23,818	561,390	561,390	—
Bonanza Creek Energy, Inc. (a)	97,626	555,492	555,492	—
Cheniere Energy, Inc. (a)	10,614	525,605	525,605	—
Cobalt International Energy, Inc. (a)	73,025	560,102	560,102	—
Continental Resources, Inc. (a)	15,904	539,305	539,305	—
Gulfport Energy Corp. (a)	15,702	478,440	478,440	—
Magnum Hunter Resources	290	—	—	—
Matador Resources Co. (a)	19,900	511,629	511,629	—
MEG Energy Corp. (Canada) (a)	80,552	670,240	670,240	—
Memorial Resource Development Corp. (a)	26,428	467,511	467,511	—
Paramount Resources Ltd. (Canada) (a)	59,662	603,646	603,646	—
Parsley Energy, Inc. (a)	33,145	587,661	587,661	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Premier Oil plc (United Kingdom) (a)	407,913	430,754	430,754	—
Range Resources Corp.	5,300	161,332	161,332	—
Rice Energy, Inc. (a)	27,504	419,711	419,711	—
RSP Permian, Inc. (a)	20,781	569,815	569,815	—
Seven Generations Energy Ltd. (Canada) (a)	53,611	571,124	571,124	—
Southwestern Energy Co. (a)	34,824	384,457	384,457	—
Tourmaline Oil Corp. (Canada) (a)	23,670	492,552	492,552	—
WPX Energy, Inc. (a)	4,800	32,928	32,928	—

	1,042,539	9,623,288	9,623,288	—

Total Energy	1,331,644	11,269,599	11,269,599	—

Financials — 6.7%
Banks — 1.2%
Banca Carige S.p.A. (Italy) (a)	311,824	569,210	569,210	—
Banca Monte dei Paschi di Siena S.p.A. (Italy) (a)	281,537	517,638	517,638	—
Banco Comercial Portugues S.A. (Portugal) (a)	10,283,551	591,424	591,424	—
Banco Espirito Santo S.A. (Portugal) (a)	35,937	4,742	4,742	—
Bankia S.A. (Spain)	438,166	564,704	564,704	—
Commonwealth Bank of Australia (Australia)	9,472	518,272	518,272	—
Hilltop Holdings, Inc. (a)	27,392	574,410	574,410	—
Royal Bank of Scotland Group plc (United Kingdom) (a)	99,270	486,038	486,038	—

	11,487,149	3,826,438	3,826,438	—

Capital Markets — 0.6%
Affiliated Managers Group, Inc. (a)	400	72,104	72,104	—
Charles Schwab Corp. (The)	17,571	536,267	536,267	—
NorthStar Asset Management Group, Inc.	29,949	438,154	438,154	—
TD Ameritrade Holding Corp.	10,982	378,550	378,550	—
Virtus Investment Partners, Inc.	4,185	489,812	489,812	—

	63,087	1,914,887	1,914,887	—

Consumer Finance — 0.5%
First Cash Financial Services, Inc. (a)	13,495	514,834	514,834	—
Green Dot Corp. (a)	28,321	525,071	525,071	—
LendingClub Corp. (a)	38,581	547,079	547,079	—

	80,397	1,586,984	1,586,984	—

Diversified Financial Services — 1.1%
Element Financial Corp. (Canada) (a)	41,087	531,341	531,341	—
Eurazeo S.A. (France)	8,364	589,374	589,374	—
Leucadia National Corp.	22,593	452,086	452,086	—
London Stock Exchange Group plc (United Kingdom)	14,990	588,113	588,113	—
McGraw Hill Financial, Inc.	5,891	545,742	545,742	—
Moody’s Corp.	4,500	432,720	432,720	—
Onex Corp. (Canada)	8,669	525,603	525,603	—

	106,094	3,664,979	3,664,979	—

Insurance — 0.5%
Brown & Brown, Inc.	16,255	524,549	524,549	—
Insurance Australia Group Ltd. (Australia)	130,708	522,896	522,896	—
Standard Life plc (United Kingdom)	87,086	565,066	565,066	—

	234,049	1,612,511	1,612,511	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	29

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Real Estate Management & Development — 2.6%
Aeon Mall Co., Ltd. (Japan)	29,500	497,004	497,004	—
Alexander & Baldwin, Inc.	15,410	581,574	581,574	—
Capital & Counties Properties plc (United Kingdom)	87,866	602,094	602,094	—
Forest City Enterprises, Inc. (a)	21,178	468,034	468,034	—
Howard Hughes Corp. (The) (a)	3,769	465,773	465,773	—
Hulic Co., Ltd. (Japan)	62,200	585,557	585,557	—
IMMOFINANZ AG (Austria) (a)	234,658	601,753	601,753	—
Kennedy-Wilson Holdings, Inc.	23,460	575,239	575,239	—
Mitsubishi Estate Co., Ltd. (Japan)	23,000	496,901	496,901	—
Mitsui Fudosan Co., Ltd. (Japan)	18,000	493,743	493,743	—
NTT Urban Development Corp. (Japan)	48,800	488,121	488,121	—
Realogy Holdings Corp. (a)	11,409	446,092	446,092	—
Sumitomo Realty & Development Co., Ltd. (Japan)	14,000	464,540	464,540	—
Tokyo Tatemono Co., Ltd. (Japan)	42,900	536,472	536,472	—
Tokyu Fudosan Holdings Corp. (Japan)	67,700	479,684	479,684	—
Vonovia SE (Germany)	16,121	537,851	537,851	—

	719,971	8,320,432	8,320,432	—

Thrifts & Mortgage Finance — 0.2%
PHH Corp. (a)	32,453	477,059	477,059	—

Total Financials	12,723,200	21,403,290	21,403,290	—

Health Care — 3.2%
Health Care Equipment & Supplies — 1.1%
Cochlear Ltd. (Australia)	8,419	534,019	534,019	—
Endologix, Inc. (a)	49,692	424,370	424,370	—
IDEXX Laboratories, Inc. (a)	1,400	96,068	96,068	—
Insulet Corp. (a)	16,558	495,084	495,084	—
Neogen Corp. (a)	11,391	615,683	615,683	—
NxStage Medical, Inc. (a)	28,722	479,945	479,945	—
Olympus Corp. (Japan)	16,700	568,107	568,107	—
Wright Medical Group N.V. (Netherlands) (a)	21,517	415,924	415,924	—

	154,399	3,629,200	3,629,200	—

Health Care Providers & Services — 0.7%
Brookdale Senior Living, Inc. (a)	22,656	473,737	473,737	—
Centene Corp. (a)	5,166	307,273	307,273	—
ExamWorks Group, Inc. (a)	18,641	526,422	526,422	—
Healthscope Ltd. (Australia)	284,889	548,517	548,517	—
Tenet Healthcare Corp. (a)	15,597	489,278	489,278	—

	346,949	2,345,227	2,345,227	—

Health Care Technology — 0.5%
athenahealth, Inc. (a)	3,128	476,863	476,863	—
M3, Inc. (Japan)	26,300	513,708	513,708	—
Medidata Solutions, Inc. (a)	10,594	455,542	455,542	—

	40,022	1,446,113	1,446,113	—

Life Sciences Tools & Services — 0.1%
MorphoSys AG (Germany) (a)	7,125	440,876	440,876	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Pharmaceuticals — 0.8%
Akorn, Inc. (a)	17,203	460,008	460,008	—
BTG plc (United Kingdom) (a)	45,274	385,265	385,265	—
Nektar Therapeutics (a)	44,838	532,227	532,227	—
Pacira Pharmaceuticals, Inc. (a)	11,005	549,700	549,700	—
Relypsa, Inc. (a)	27,685	442,683	442,683	—

	146,005	2,369,883	2,369,883	—

Total Health Care	694,500	10,231,299	10,231,299	—

Industrials — 9.3%
Aerospace & Defense — 1.2%
B/E Aerospace, Inc.	11,639	546,451	546,451	—
Bombardier, Inc. (Canada) (a)	427,716	464,482	464,482	—
BWX Technologies, Inc.	13,574	384,144	384,144	—
Dassault Aviation S.A. (France)	427	494,437	494,437	—
DigitalGlobe, Inc. (a)	23,862	356,260	356,260	—
Finmeccanica S.p.A. (Italy) (a)	38,524	504,119	504,119	—
Rolls-Royce Holdings plc (United Kingdom) (a)	45,837	485,803	485,803	—
Rolls-Royce Holdings plc (United Kingdom)	4,249,090	6,550	6,550	—
Zodiac Aerospace (France)	22,790	576,404	576,404	—

	4,833,459	3,818,650	3,818,650	—

Air Freight & Logistics — 0.5%
Hub Group, Inc. (a)	13,502	539,810	539,810	—
PostNL N.V. (Netherlands) (a)	118,243	488,377	488,377	—
Yamato Holdings Co., Ltd. (Japan)	24,300	481,389	481,389	—

	156,045	1,509,576	1,509,576	—

Airlines — 0.3%
Deutsche Lufthansa AG (Germany) (a)	40,620	599,888	599,888	—
Spirit Airlines, Inc. (a)	13,421	498,188	498,188	—

	54,041	1,098,076	1,098,076	—

Building Products — 0.8%
Armstrong World Industries, Inc. (a)	9,971	494,761	494,761	—
Geberit AG (Switzerland)	1,661	536,554	536,554	—
Masonite International Corp. (a)	7,221	432,321	432,321	—
NCI Building Systems, Inc. (a)	8,710	91,107	91,107	—
Nippon Sheet Glass Co., Ltd. (Japan) (a)	526,000	457,695	457,695	—
USG Corp. (a)	18,325	431,920	431,920	—

	571,888	2,444,358	2,444,358	—

Commercial Services & Supplies — 1.1%
AA plc (United Kingdom)	101,314	432,478	432,478	—
Brambles Ltd. (Australia)	73,849	546,629	546,629	—
Clean Harbors, Inc. (a)	9,839	457,415	457,415	—
Covanta Holding Corp.	28,580	479,001	479,001	—
Edenred (France)	31,139	572,697	572,697	—
Serco Group plc (United Kingdom)	334,042	482,517	482,517	—
Stericycle, Inc. (a)	3,755	455,744	455,744	—

	582,518	3,426,481	3,426,481	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	31

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Construction & Engineering — 0.1%
OCI N.V. (Netherlands) (a)	16,248	459,631	459,631	—

Electrical Equipment — 0.4%
Franklin Electric Co., Inc.	18,306	603,366	603,366	—
Sensata Technologies Holding N.V. (Netherlands) (a)	11,098	533,703	533,703	—

	29,404	1,137,069	1,137,069	—

Machinery — 1.6%
Colfax Corp. (a)	14,125	380,810	380,810	—
EnPro Industries, Inc.	11,722	575,667	575,667	—
Harsco Corp.	48,058	515,662	515,662	—
IMI plc (United Kingdom)	32,689	480,249	480,249	—
KUKA AG (Germany)	6,635	561,003	561,003	—
Manitowoc Co., Inc. (The)	34,428	526,748	526,748	—
Navistar International Corp. (a)	31,423	386,503	386,503	—
Proto Labs, Inc. (a)	7,416	480,854	480,854	—
Rotork plc (United Kingdom)	168,400	486,501	486,501	—
Sulzer AG (Switzerland)	4,933	498,565	498,565	—
Weir Group plc (The) (United Kingdom)	24,123	396,796	396,796	—

	383,952	5,289,358	5,289,358	—

Professional Services — 0.6%
Advisory Board Co. (The) (a)	10,491	459,821	459,821	—
Bureau Veritas S.A. (France)	22,474	508,357	508,357	—
IHS, Inc. (a)	4,056	484,854	484,854	—
SEEK Ltd. (Australia)	51,021	466,795	466,795	—

	88,042	1,919,827	1,919,827	—

Road & Rail — 1.3%
Avis Budget Group, Inc. (a)	9,992	499,000	499,000	—
Heartland Express, Inc.	1,200	22,596	22,596	—
Hertz Global Holdings, Inc. (a)	24,122	470,379	470,379	—
Kansas City Southern	6,099	504,753	504,753	—
Keikyu Corp. (Japan)	59,000	488,448	488,448	—
Keio Corp. (Japan)	62,000	508,146	508,146	—
Kintetsu Group Holdings Co., Ltd. (Japan)	150,000	582,995	582,995	—
Knight Transportation, Inc.	1,400	35,588	35,588	—
Odakyu Electric Railway Co., Ltd. (Japan)	47,000	462,717	462,717	—
Tobu Railway Co., Ltd. (Japan)	116,000	564,283	564,283	—

	476,813	4,138,905	4,138,905	—

Trading Companies & Distributors — 0.7%
Beacon Roofing Supply, Inc. (a)	17,049	603,364	603,364	—
Bunzl plc (United Kingdom)	17,562	503,298	503,298	—
Kloeckner & Co. SE (Germany)	64,518	575,453	575,453	—
MRC Global, Inc. (a)	47,177	561,406	561,406	—

	146,306	2,243,521	2,243,521	—

Transportation Infrastructure — 0.7%
Abertis Infraestructuras S.A. (Spain)	32,502	540,044	540,044	—
Groupe Eurotunnel SE (France)	37,649	527,652	527,652	—
Mitsubishi Logistics Corp. (Japan)	38,000	549,830	549,830	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Transportation Infrastructure — continued
Qube Holdings Ltd. (Australia)	364,793	595,707	595,707	—

	472,944	2,213,233	2,213,233	—

Total Industrials	7,811,660	29,698,685	29,698,685	—

Information Technology — 8.7%
Communications Equipment — 0.5%
Palo Alto Networks, Inc. (a)	2,366	380,926	380,926	—
Ruckus Wireless, Inc. (a)	43,625	492,090	492,090	—
ViaSat, Inc. (a)	7,969	525,635	525,635	—
Viavi Solutions, Inc. (a)	28,938	172,181	172,181	—

	82,898	1,570,832	1,570,832	—

Electronic Equipment, Instruments & Components — 0.3%
FARO Technologies, Inc. (a)	12,049	407,136	407,136	—
Japan Display, Inc. (Japan) (a)	180,300	570,768	570,768	—

	192,349	977,904	977,904	—

Internet Software & Services — 2.5%
Benefitfocus, Inc. (a)	13,160	420,594	420,594	—
carsales.com Ltd. (Australia)	74,230	518,748	518,748	—
Cornerstone OnDemand, Inc. (a)	15,917	501,386	501,386	—
CoStar Group, Inc. (a)	2,692	546,665	546,665	—
Cvent, Inc. (a)	7,887	249,308	249,308	—
Demandware, Inc. (a)	9,612	545,000	545,000	—
Envestnet, Inc. (a)	17,549	524,013	524,013	—
GrubHub, Inc. (a)	2,800	67,144	67,144	—
Hortonworks, Inc. (a)	19,740	384,140	384,140	—
Kakaku.com, Inc. (Japan)	25,900	488,080	488,080	—
LinkedIn Corp. (a)	2,905	699,727	699,727	—
Marketo, Inc. (a)	19,911	585,981	585,981	—
Pandora Media, Inc. (a)	41,631	479,173	479,173	—
Rackspace Hosting, Inc. (a)	19,151	495,053	495,053	—
Shutterstock, Inc. (a)	16,732	476,527	476,527	—
Twitter, Inc. (a)	17,148	488,032	488,032	—
Yelp, Inc. (a)	22,624	503,384	503,384	—

	329,589	7,972,955	7,972,955	—

IT Services — 0.5%
Acxiom Corp. (a)	24,918	551,186	551,186	—
InterXion Holding N.V. (Netherlands) (a)	19,741	579,991	579,991	—
Unisys Corp. (a)	33,985	455,399	455,399	—

	78,644	1,586,576	1,586,576	—

Semiconductors & Semiconductor Equipment — 1.5%
Advanced Micro Devices, Inc. (a)	228,475	484,367	484,367	—
AIXTRON SE (Germany) (a)	81,617	519,653	519,653	—
Amkor Technology, Inc. (a)	101,107	628,885	628,885	—
ASML Holding N.V. (Netherlands)	5,507	512,379	512,379	—
Cavium, Inc. (a)	8,122	576,256	576,256	—
Cree, Inc. (a)	21,216	534,431	534,431	—
M/A-COM Technology Solutions Holdings, Inc. (a)	13,797	465,511	465,511	—
Sanken Electric Co., Ltd. (Japan)	133,000	466,222	466,222	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	33

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
SunEdison, Inc. (a)	58,489	426,970	426,970	—
Veeco Instruments, Inc. (a)	22,821	411,234	411,234	—

	674,151	5,025,908	5,025,908	—

Software — 3.1%
Adobe Systems, Inc. (a)	6,003	532,226	532,226	—
Autodesk, Inc. (a)	10,291	567,960	567,960	—
Barracuda Networks, Inc. (a)	20,458	392,384	392,384	—
Callidus Software, Inc. (a)	26,350	457,700	457,700	—
CommVault Systems, Inc. (a)	14,923	604,680	604,680	—
FireEye, Inc. (a)	15,991	418,165	418,165	—
Fortinet, Inc. (a)	11,764	404,211	404,211	—
Glu Mobile, Inc. (a)	90,430	372,572	372,572	—
Guidewire Software, Inc. (a)	9,913	577,234	577,234	—
Imperva, Inc. (a)	8,427	595,115	595,115	—
Infoblox, Inc. (a)	31,453	512,998	512,998	—
MicroStrategy, Inc. (a)	300	51,621	51,621	—
NetSuite, Inc. (a)	6,566	558,570	558,570	—
Proofpoint, Inc. (a)	8,602	605,925	605,925	—
Qlik Technologies, Inc. (a)	15,722	493,199	493,199	—
ServiceNow, Inc. (a)	7,105	580,123	580,123	—
Splunk, Inc. (a)	7,686	431,646	431,646	—
Tableau Software, Inc. (a)	860	72,206	72,206	—
TiVo, Inc. (a)	1,173	10,651	10,651	—
Ultimate Software Group, Inc. (The) (a)	2,824	577,084	577,084	—
Workday, Inc. (a)	7,351	580,508	580,508	—
Zendesk, Inc. (a)	26,952	542,274	542,274	—

	331,144	9,939,052	9,939,052	—

Technology Hardware, Storage & Peripherals — 0.3%
Nimble Storage, Inc. (a)	20,317	459,164	459,164	—
Stratasys Ltd. (a)	16,835	429,293	429,293	—

	37,152	888,457	888,457	—

Total Information Technology	1,725,927	27,961,684	27,961,684	—

Materials — 4.7%
Chemicals — 1.0%
Axalta Coating Systems Ltd. (a)	20,575	568,487	568,487	—
Johnson Matthey plc (United Kingdom)	11,987	477,686	477,686	—
Linde AG (Germany)	2,868	497,511	497,511	—
Nippon Paint Holdings Co., Ltd. (Japan)	29,600	632,131	632,131	—
Platform Specialty Products Corp. (a)	39,488	412,255	412,255	—
WR Grace & Co. (a)	5,376	539,213	539,213	—

	109,894	3,127,283	3,127,283	—

Construction Materials — 0.1%
Summit Materials, Inc. (a)	21,577	454,411	454,411	—

Containers & Packaging — 0.2%
Toyo Seikan Group Holdings Ltd. (Japan)	23,800	463,890	463,890	—

Metals & Mining — 3.4%
Agnico Eagle Mines Ltd. (Canada)	21,531	608,585	608,585	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Metals & Mining — continued
Allegheny Technologies, Inc.	30,366	446,380	446,380	—
Alumina Ltd. (Australia)	550,282	425,760	425,760	—
Antofagasta plc (Chile)	57,832	469,395	469,395	—
Barrick Gold Corp. (Canada)	63,547	488,412	488,412	—
BHP Billiton Ltd. (Australia)	33,424	548,674	548,674	—
Constellium N.V. (Netherlands)	70,531	265,902	265,902	—
Detour Gold Corp. (Canada) (a)	30,489	339,026	339,026	—
Eldorado Gold Corp. (Canada)	163,700	572,124	572,124	—
Franco-Nevada Corp. (Canada)	10,155	515,050	515,050	—
Fresnillo plc (Mexico)	49,360	555,482	555,482	—
Goldcorp, Inc. (Canada)	40,705	520,797	520,797	—
Hecla Mining Co.	268,073	554,911	554,911	—
Newcrest Mining Ltd. (Australia) (a)	65,833	577,899	577,899	—
Outokumpu OYJ (Finland) (a)	109,684	373,421	373,421	—
Pacific Metals Co., Ltd. (Japan) (a)	182,000	490,180	490,180	—
Randgold Resources Ltd. (United Kingdom)	8,401	565,699	565,699	—
Silver Wheaton Corp. (Canada)	42,739	580,814	580,814	—
Stillwater Mining Co. (a)	56,685	529,438	529,438	—
SunCoke Energy, Inc.	65,884	326,785	326,785	—
ThyssenKrupp AG (Germany)	29,394	592,967	592,967	—
Yamana Gold, Inc. (Canada)	250,460	547,809	547,809	—

	2,201,075	10,895,510	10,895,510	—

Total Materials	2,356,346	14,941,094	14,941,094	—

Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.5%
Cogent Communications Holdings, Inc.	17,379	533,883	533,883	—
Iliad S.A. (France)	2,492	524,362	524,362	—
Sunrise Communications Group AG (Switzerland) (a)	8,800	480,752	480,752	—

	28,671	1,538,997	1,538,997	—

Wireless Telecommunication Services — 0.5%
SBA Communications Corp. (a)	4,378	521,070	521,070	—
SoftBank Group Corp. (Japan)	11,200	630,864	630,864	—
Sprint Corp. (a)	91,459	432,601	432,601	—

	107,037	1,584,535	1,584,535	—

Total Telecommunication Services	135,708	3,123,532	3,123,532	—

Utilities — 2.2%
Electric Utilities — 0.4%
Edison International	3,500	211,820	211,820	—
ITC Holdings Corp.	17,186	562,326	562,326	—
Kyushu Electric Power Co., Inc. (Japan) (a)	39,700	482,967	482,967	—

	60,386	1,257,113	1,257,113	—

Gas Utilities — 0.3%
National Fuel Gas Co.	10,241	537,960	537,960	—
South Jersey Industries, Inc.	21,155	560,819	560,819	—

	31,396	1,098,779	1,098,779	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	35

JPMorgan Systematic Alpha Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2015 (continued)

TOTAL RETURN BASKET SWAP POSITIONS	SHARES	NOTIONAL VALUE($)(1)	CURRENT VALUE($)(2)	VALUE($)(3)

Short Positions — continued

Common Stocks — continued
Independent Power & Renewable Electricity Producers — 0.7%
Drax Group plc (United Kingdom)	120,741	485,066	485,066	—
Dynegy, Inc. (a)	22,394	435,116	435,116	—
Enel Green Power S.p.A. (Italy)	234,291	495,953	495,953	—
TerraForm Power, Inc. (a)	33,908	618,821	618,821	—

	411,334	2,034,956	2,034,956	—

Multi-Utilities — 0.7%
Canadian Utilities Ltd. (Canada)	20,873	549,121	549,121	—
Centrica plc (United Kingdom)	127,668	444,994	444,994	—
Dominion Resources, Inc.	8,070	576,440	576,440	—
Sempra Energy	5,329	545,743	545,743	—

	161,940	2,116,298	2,116,298	—

Water Utilities — 0.1%
Pennon Group plc (United Kingdom)	38,695	483,779	483,779	—

Total Utilities	703,751	6,990,925	6,990,925	—

Total Short Positions of Total Return Basket Swap	29,625,393	168,103,326	168,103,326	—

Total of Long and Short Positions of Total Return Basket Swap	23,554,641	(30,782,590)	(30,782,590)	—

Cash and Other Receivables/(Payables) (4)				(1,387,124)
Financing Costs				(95,046)
Net Dividends Receivable/(Payable)				57,476

Due to counterparty for swap contract				$(1,424,694)

Percentages indicated are based on net assets.

NOTES TO ADDITIONAL INFORMATION — TOTAL RETURN BASKET SWAPS:

(1)	Notional value represents the market value (including any fees or commissions) of the long and short positions as of the reset date.
(2)	Current value represents market value as of October 31, 2015 of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded or internally fair valued. See Note 2.A.
(3)	Value represents the unrealized gain(loss) of the positions and was zero at October 31, 2015 as the swap resets on that day.
(4)	Cash and other receivables/(payables) includes the gains (or losses) realized when the swap resets. For swaps that reset at the reporting period end date, these receivables/(payables) are awaiting settlement with the counterparty and are reflected on the Consolidated Statement of Operations as Net realized gain (loss) on transactions from swaps.
(a)	Non-income producing security.
(g)	Amount rounds to less than 0.1%.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN FUNDS	37

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2015

Systematic Alpha Fund
ASSETS:
Investments in non-affiliates, at value	$169,678,623
Investments in affiliates, at value	132,907,036

Total investment securities, at value	302,585,659
Restricted cash	1,080,000
Cash	6,319,862
Foreign currency, at value	1,008,993
Deposits at broker for futures contracts	5,910,000
Receivables:
Investment securities sold	8,293,137
Fund shares sold	995,372
Interest and dividends from non-affiliates	400,026
Dividends from affiliates	9,075
Tax reclaims	7,730
Unrealized appreciation on forward foreign currency exchange contracts	1,117,752

Total Assets	327,727,606

LIABILITIES:
Payables:
Investment securities purchased	5,453,668
Fund shares redeemed	179,399
Variation margin on futures contracts	95,822
Unrealized depreciation on forward foreign currency exchange contracts	370,341
Due to counterparty for swap contracts	991,344
Accrued liabilities:
Investment advisory fees	88,219
Administration fees	3,479
Distribution fees	10,171
Shareholder servicing fees	53,653
Custodian and accounting fees	43,994
Trustees’ and Chief Compliance Officer’s fees	20,641
Other	151,062

Total Liabilities	7,461,793

Net Assets	$320,265,813

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Systematic Alpha Fund
NET ASSETS:
Paid-in-Capital	$315,193,909
Accumulated undistributed (distributions in excess of) net investment income	5,189,660
Accumulated net realized gains (losses)	(213,816)
Net unrealized appreciation (depreciation)	96,060

Total Net Assets	$320,265,813

Net Assets:
Class A	$48,072,671
Class C	457,517
Class R6	9,762,583
Select Class	261,973,042

Total	$320,265,813

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,147,799
Class C	30,222
Class R6	627,602
Select Class	17,084,762

Net Asset Value (a):
Class A — Redemption price per share	$15.27
Class C — Offering price per share (b)	15.14
Class R6 — Offering and redemption price per share	15.56
Select Class — Offering and redemption price per share	15.33
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.99

Cost of investments in non-affiliates	$169,174,785
Cost of investments in affiliates	132,907,036
Cost of foreign currency	1,006,702

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	39

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2015

Systematic Alpha Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,537,462
Dividend income from affiliates	82,508
Interest income from non-affiliates	888,249
Foreign taxes withheld	(49,276)

Total investment income	3,458,943

EXPENSES:
Investment advisory fees	2,536,355
Administration fees	283,259
Distribution fees:
Class A	136,174
Class C	1,397
Shareholder servicing fees:
Class A	136,174
Class C	466
Select Class	610,085
Custodian and accounting fees	135,126
Interest expense to affiliates	865
Professional fees	168,539
Trustees’ and Chief Compliance Officer’s fees	33,339
Printing and mailing costs	40,248
Registration and filing fees	99,675
Transfer agent fees	6,127
Sub-transfer agent fees	60,866
Other	25,611

Total expenses	4,274,306

Less fees waived	(1,396,244)
Less expense reimbursements	(632)

Net expenses	2,877,430

Net investment income (loss)	581,513

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,511,259)
Futures	1,602,306
Foreign currency transactions	480,014
Swaps	7,487,532

Net realized gain (loss)	7,058,593

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(120,932)
Futures	(1,092,526)
Foreign currency translations	465,726
Swaps	(54,759)

Change in net unrealized appreciation/depreciation	(802,491)

Net realized/unrealized gains (losses)	6,256,102

Change in net assets resulting from operations	$6,837,615

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	OCTOBER 31, 2015

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Systematic Alpha Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$581,513	$(118,494)
Net realized gain (loss)	7,058,593	553,841
Distributions of capital gains received from investment company affiliates	—	56
Change in net unrealized appreciation/depreciation	(802,491)	675,747

Change in net assets resulting from operations	6,837,615	1,111,150

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(602,143)	(3,729)
From net realized gains	(84,343)	—
Class C
From net investment income	(501)	(3,507)
From net realized gains	(75)	—
Class R6
From net investment income	—	(3,886)
From net realized gains	(75)	—
Select Class
From net investment income	(2,421,131)	(756,736)
From net realized gains	(275,840)	—

Total distributions to shareholders	(3,384,108)	(767,858)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	123,857,479	182,190,635

NET ASSETS:
Change in net assets	127,310,986	182,533,927
Beginning of period	192,954,827	10,420,900

End of period	$320,265,813	$192,954,827

Accumulated undistributed (distributions in excess of) net investment income	$5,189,660	$677,764

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	41

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Systematic Alpha Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,065,321	$62,934,444
Distributions reinvested	301,494	3,729
Cost of shares redeemed	(33,011,158)	(1,618,892)

Change in net assets resulting from Class A capital transactions	$(13,644,343)	$61,319,281

Class C
Proceeds from shares issued	$427,538	$—
Distributions reinvested	576	3,507
Cost of shares redeemed	(33,402)	—

Change in net assets resulting from Class C capital transactions	$394,712	$3,507

Class R6
Proceeds from shares issued	$13,391,975	$—
Distributions reinvested	75	3,886
Cost of shares redeemed	(3,998,172)	—

Change in net assets resulting from Class R6 capital transactions	$9,393,878	$3,886

Select Class
Proceeds from shares issued	$141,739,914	$131,098,675
Distributions reinvested	2,658,018	756,736
Cost of shares redeemed	(16,684,700)	(10,991,450)

Change in net assets resulting from Select Class capital transactions	$127,713,232	$120,863,961

Total change in net assets resulting from capital transactions	$123,857,479	$182,190,635

SHARE TRANSACTIONS:
Class A
Issued	1,268,908	4,166,222
Reinvested	20,021	257
Redeemed	(2,202,664)	(108,278)

Change in Class A Shares	(913,735)	4,058,201

Class C
Issued	28,857	—
Reinvested	38	242
Redeemed	(2,248)	—

Change in Class C Shares	26,647	242

Class R6
Issued	886,788	—
Reinvested	5	268
Redeemed	(262,792)	—

Change in Class R6 Shares	624,001	268

Select Class
Issued	9,381,975	8,656,839
Reinvested	176,444	52,225
Redeemed	(1,114,350)	(725,038)

Change in Select Class Shares	8,444,069	7,984,026

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	OCTOBER 31, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2015	J.P. MORGAN FUNDS	43

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Systematic Alpha Fund
Class A
Year Ended October 31, 2015	$15.16	$(0.01	)(f)	$0.29	$0.28	$(0.15)	$(0.02)	$(0.17)
Year Ended October 31, 2014	15.60	(0.11	)(f)(g)	0.79	0.68	(1.12)	—	(1.12)
February 12, 2013 (i) through October 31, 2013	15.00	0.03		0.57	0.60	—	—	—

Class C
Year Ended October 31, 2015	15.10	(0.07	)(f)	0.27	0.20	(0.14)	(0.02)	(0.16)
Year Ended October 31, 2014	15.55	(0.12	)(f)(g)	0.72	0.60	(1.05)	—	(1.05)
February 12, 2013 (i) through October 31, 2013	15.00	(0.02)		0.57	0.55	—	—	—

Class R6
Year Ended October 31, 2015	15.21	0.09	(f)	0.28	0.37	—	(0.02)	(0.02)
Year Ended October 31, 2014	15.64	0.01	(f)(g)	0.73	0.74	(1.17)	—	(1.17)
February 12, 2013 (i) through October 31, 2013	15.00	0.07		0.57	0.64	—	—	—

Select Class
Year Ended October 31, 2015	15.19	0.04	(f)	0.28	0.32	(0.16)	(0.02)	(0.18)
Year Ended October 31, 2014	15.63	(0.05	)(f)(g)	0.76	0.71	(1.15)	—	(1.15)
February 12, 2013 (i) through October 31, 2013	15.00	0.06		0.57	0.63	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Expenses without waivers, reimbursements and earnings credits may appear disproportionate among classes due to changes in the relative size of the classes.
(i)	Commencement of operations.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	OCTOBER 31, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$15.27	1.87%	$48,072,671	1.16%		(0.05)%		1.69%		164%
15.16	4.68	61,579,047	1.24		(0.71	)(g)	1.66	(h)	113
15.60	4.00	52,013	1.30	(j)	0.28	(j)	6.93	(j)	112

15.14	1.34	457,517	1.62		(0.50)		2.26		164
15.10	4.16	53,974	1.77		(0.80	)(g)	5.85	(h)	113
15.55	3.67	51,827	1.80	(j)	(0.22	)(j)	7.43	(j)	112

15.56	2.44	9,762,583	0.64		0.59		1.10		164
15.21	5.08	54,788	0.88		0.09	(g)	4.84	(h)	113
15.64	4.27	52,144	0.95	(j)	0.63	(j)	6.44	(j)	112

15.33	2.11	261,973,042	0.90		0.24		1.35		164
15.19	4.91	131,267,018	1.00		(0.31	)(g)	2.97	(h)	113
15.63	4.20	10,264,916	1.05	(j)	0.54	(j)	6.68	(j)	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Systematic Alpha Fund	Class A, Class C, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide total return.

Prior to July 30, 2014, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Basis for Consolidation for the Fund

Systematic Alpha Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on October 11, 2012 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. As of October 31, 2015, net assets of the Fund were $320,265,813 of which $40,023,575, or approximately 12.5%, represented the Subsidiary’s net assets. The net realized loss in the Subsidiary amounted to $(158,170). The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

Effective April 30, 2015, the Subsidiary changed its name from JPM Systematic Alpha Commodity Subsidiary Ltd.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

46	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of fixed income instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$12,607,461	$4,918,543	$—	$17,526,004
Consumer Staples	8,231,436	529,560	—	8,760,996
Energy	699,411	635,756	—	1,335,167
Financials	12,829,106	1,739,799	—	14,568,905
Health Care	4,294,440	2,164,259	—	6,458,699
Industrials	11,275,962	9,630,436	—	20,906,398
Information Technology	22,815,521	2,518,487	—	25,334,008
Materials	7,345,159	5,612,716	—	12,957,875
Telecommunication Services	1,218,344	529,943	—	1,748,287
Utilities	16,822,883	—	—	16,822,883

Total Common Stocks	98,139,723	28,279,499	—	126,419,222

Preferred Stocks
Consumer Staples	766,927	—	—	766,927
Financials	3,020,947	—	—	3,020,947
Materials	485,521	—	—	485,521
Utilities	1,534,344	—	—	1,534,344

Total Preferred Stocks	5,807,739	—	—	5,807,739

OCTOBER 31, 2015	J.P. MORGAN FUNDS	47

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Debt Securities
Convertible Bonds
Consumer Discretionary	$—	$5,302,640	$—	$5,302,640
Energy	—	1,754,018	—	1,754,018
Financials	—	3,328,141	—	3,328,141
Health Care	—	9,402,288	—	9,402,288
Industrials	—	1,807,231	—	1,807,231
Information Technology	—	15,067,324	—	15,067,324
Materials	—	777,741	—	777,741

Total Convertible Bonds	—	37,439,383	—	37,439,383

Rights
Health Care	—	—	3,928	3,928
Telecommunication Services	—	—	8,351	8,351

Total Rights	—	—	12,279	12,279

Short-Term Investment
Investment Company	132,907,036	—	—	132,907,036

Total Investments in Securities	$236,854,498	$65,718,882	$12,279	$302,585,659

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,117,752	$—	$1,117,752
Futures Contracts	1,358,160	—	—	1,358,160

Total Appreciation in Other Financial Instruments	$1,358,160	$1,117,752	$—	$2,475,912

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(370,341)	$—	$(370,341)
Futures Contracts	(2,519,672)	—	—	(2,519,672)

Total Depreciation in Other Financial Instruments	$(2,519,672)	$(370,341)	$—	$(2,890,013)

There were no transfers among any levels during the year ended October 31, 2015.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of October 31, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Derivatives — The Fund used instruments including futures, forward foreign currency exchange contracts, swaps and other derivatives, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded in the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open

48	J.P. MORGAN FUNDS	OCTOBER 31, 2015

contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes C(1) — C(4) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used commodity futures to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sale of futures contracts will tend to offset both positive and negative market price changes. The Fund also used index, equity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation in the Consolidated Statement of Operations (“CSOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest rate risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of October 31, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(3). Total Return Basket Swaps — The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates based on the local currencies of the positions in the portfolio plus or minus a specified spread and are referred to herein as “financing costs”. Positions within each swap and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty and are recorded as Due to counterparty on swap contracts on the CSAL and as Net realized gain (loss) on transactions from swaps on the CSOP.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. As such, the Fund has posted collateral for the year ended October 31, 2015 of $1,080,000.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with a single counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The total return basket swaps contracts are subject to master netting arrangements.

(4). Summary of Derivatives Information — The following tables present the value of derivatives held as of October 31, 2015, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$203,425	$—	$—	$203,425
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	8,010	—	—	8,010
Foreign exchange contracts	Receivables	—	1,117,752	—	1,117,752
Commodity contracts	Receivables, Net Assets — Unrealized Appreciation	1,146,725	—	—	1,146,725

Total		$1,358,160	$1,117,752	$—	$2,475,912

Gross Liabilities:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$486,311	$—	$—	$486,311
Equity contracts	Payables, Net Assets — Unrealized Depreciation	1,602,145	—	—	1,602,145
Foreign exchange contracts	Payables	—	370,341	—	370,341
Commodity contracts	Payables, Net Assets — Unrealized Depreciation	431,216	—	—	431,216

Total		$2,519,672	$370,341	$—	$2,890,013

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2015:

Counterparty	Gross Amount of Derivative Assets Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Citibank, N.A.	$49,279		$—	$—	$49,279
Deutsche Bank AG	24,772		(23,723)	—	1,049
Goldman Sachs International	278,634		(110,531)	—	168,103
HSBC Bank, N.A.	355,559		(13,239)	—	342,320
Merrill Lynch International	17,999		(17,999)	—	—
Morgan Stanley	54,809		—	—	54,809
Royal Bank of Canada	55,894		—	—	55,894
Standard Chartered Bank	280,806		(135,051)	—	145,755
Exchange Traded Futures (b)	1,358,160	(c)	—	—	1,358,160

Total	$2,475,912		$(300,543)	$—	$2,175,369

50	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Counterparty	Gross Amount of Derivative Liabilities Presented on the CSAL (a)		Derivatives Available for Offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$10,692		$—	$—	$10,692
Barclays Bank plc	4,071		—	—	4,071
Credit Suisse International	32,030		—	—	32,030
Deutsche Bank AG	23,723		(23,723)	—	—
Goldman Sachs International	110,531		(110,531)	—	—
HSBC Bank, N.A.	13,239		(13,239)	—	—
Merrill Lynch International	41,004		(17,999)	—	23,005
Standard Chartered Bank	135,051		(135,051)	—	—
Exchange Traded Futures (b)	2,519,672	(c)	—	—	2,519,672

Total	$2,890,013		$(300,543)	$—	$2,589,470

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the CSAL.
(b)	These derivatives are not subject to master netting agreements.
(c)	A portion of this amount represents the cumulative appreciation/depreciation of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers for futures contracts.

The following tables present the effect of derivatives on the CSOP for the year ended October 31, 2015, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$3,138,116	$—	$—	$3,138,116
Equity contracts	(1,377,613)	—	7,487,532	6,109,919
Foreign exchange contracts	—	1,010,925	—	1,010,925
Commodity contracts	(158,197)	—	—	(158,197)

Total	$1,602,306	$1,010,925	$7,487,532	$10,100,763

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on CSOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(1,028,604)	$—	$—	$(1,028,604)
Equity contracts	(871,530)	—	(54,759)	(926,289)
Foreign Exchange contracts	—	459,025	—	459,025
Commodity contracts	807,608	—	—	807,608

Total	$(1,092,526)	$459,025	$(54,759)	$688,260

The Fund’s derivatives contracts held at October 31, 2015 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended October 31, 2015. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$13,682,344
Average Notional Balance Short	14,857,994
Ending Notional Balance Long	14,760,257
Ending Notional Balance Short	20,006,285

OCTOBER 31, 2015	J.P. MORGAN FUNDS	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

Equity
Average Notional Balance Long	$417,447
Average Notional Balance Short	30,410,807
Ending Notional Balance Short	29,809,383

Interest
Average Notional Balance Long	$102,670,322
Average Notional Balance Short	81,478,782
Ending Notional Balance Long	107,470,306
Ending Notional Balance Short	29,351,847

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$37,187,267
Average Settlement Value Sold	62,388,266
Ending Settlement Value Purchased	29,789,698
Ending Settlement Value Sold	64,181,341

Total Return Basket Swaps:
Average Notional Balance Long	$215,752,256
Average Notional Balance Short	190,581,271
Ending Notional Balance Long	194,470,655
Ending Notional Balance Short	205,429,449

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Sub-transfer agent fees are class-specific expenses. The amount of the sub-transfer agent fees charged to each class of the Fund for the year ended October 31, 2015 are as follows:

	Class A	Class C	Select Class	Total
Sub-transfer agent fees	$49,065	$122	$11,679	$60,866

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions and has determined that as of October 31, 2015, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

52	J.P. MORGAN FUNDS	OCTOBER 31, 2015

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income or net realized capital gains, if any, are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment Income	Accumulated net realized gains (losses)
$1	$6,954,158	$(6,954,159)

The reclassifications for the Fund relate primarily to foreign currency gains and losses, investments in convertible securities, equity investments treated as debt for tax purposes, investments in the Subsidiary and investments in swap contracts.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and the Subsidiary and for such services is paid a fee. The fee for services to the Fund is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 0.75% of the Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to the Adviser by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund and the Subsidiary. In consideration of these services for the Fund, the Administrator receives a fee accrued daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2015, the effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiary, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Subsidiary.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2015, the Distributor retained the following:

Front-End Sales Charge	CDSC
$21	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets for Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these securities, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board, deferred compensation plan) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.25%	1.75%	0.75%	1.00%

The expense limitation agreement was in effect for the year ended October 31, 2015. The contractual expense limitation percentages in the table above are in place until at least December 31, 2016.

For the year ended October 31, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$780,211	$249,850	$51,593	$1,081,654	$632

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of these waivers resulting from investments in these money market funds for the year ended October 31, 2015 was $314,590.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

54	J.P. MORGAN FUNDS	OCTOBER 31, 2015

The Fund may use related party broker-dealers. For the year ended October 31, 2015, the Fund incurred $1,027 of brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended October 31, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$304,087,365	$205,822,957

During the year ended October 31, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities, including the Subsidiary, held at October 31, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$305,979,202	$5,862,819	$6,536,585	$(673,766)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in the Subsidiary.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in its Subsidiary of $899,293, which, if realized, is not deductible for income tax purposes.

The tax character of distributions paid during the year ended October 31, 2015 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,087,930	$296,178	$3,384,108

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$767,858	$—	$767,858

As of October 31, 2015, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$6,673,878	$(1,818,219)	$216,903

The cumulative timing differences primarily consist of mark to market of forward foreign currency contracts, mark to market of futures contracts and investments in the Subsidiary.

During the year ended October 31, 2015 the Subsidiary had $240,416 of net gains for tax purposes. The Subsidiary’s net gains for the current year is included in current distributable ordinary income for tax purposes.

As of October 31, 2015, the Fund had net capital loss carryforward as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$1,818,219	$—

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates

OCTOBER 31, 2015	J.P. MORGAN FUNDS	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2015 (continued)

beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

In addition, as of October 31, 2015, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, 75.8% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their net asset value (also known as a discount or premium, respectively).

Derivatives, including commodity-linked notes, swap agreements, commodity options, futures and options on futures, may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would be if it had not used derivatives. Derivatives also expose the Fund to counterparty risk and to the credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit linked notes, exchange-traded notes and forward foreign currency exchange contracts.

The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund’s investment in convertible bonds subjects the Fund to equity price risk. Due to their conversion feature, the value of convertible bonds tends to vary with fluctuations in the market value of the underlying security.

56	J.P. MORGAN FUNDS	OCTOBER 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Systematic Alpha Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Systematic Alpha Fund (a separate Fund of JPMorgan Trust I) and its subsidiary (the “Fund”) at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 28, 2015

OCTOBER 31, 2015	J.P. MORGAN FUNDS	57

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	147	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	147	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	147	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	147	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	147	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	147	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	147	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	147	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	147	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

58	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	147	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	147	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	147	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	147	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (147 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	59

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)	Executive Director, JPMorgan Funds Management, Inc. since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

60	J.P. MORGAN FUNDS	OCTOBER 31, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2015 and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Systematic Alpha Fund
Class A
Actual	$1,000.00	$1,029.70	$5.88	1.15%
Hypothetical	1,000.00	1,019.41	5.85	1.15
Class C
Actual	1,000.00	1,027.10	8.28	1.62
Hypothetical	1,000.00	1,017.04	8.24	1.62
Class R6
Actual	1,000.00	1,032.50	3.28	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Select Class
Actual	1,000.00	1,030.90	4.56	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2015	J.P. MORGAN FUNDS	61

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2015, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 19, 2015.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

62	J.P. MORGAN FUNDS	OCTOBER 31, 2015

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2014. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first and second quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

64	J.P. MORGAN FUNDS	OCTOBER 31, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 36.00% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2015.

Long Term Capital Gain

The Fund distributed $296,178, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2015.

Qualified Dividend Income (QDI)

The Fund had $3,088,095, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2015.

OCTOBER 31, 2015	J.P. MORGAN FUNDS	65

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. October 2015.	AN-SA-1015

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $1,570,410

2014 – $1,738,716

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $318,007

2014 – $349,120

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015 – $339,550

2014 – $364,700

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – Not applicable

2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2014 – $31.3 million

2013 – $33.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
December 30, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
December 30, 2015